UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Small Cap Growth Portfolio

(Formerly MainStay VP Eagle Small Cap Growth Portfolio)

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	40.48%	16.79%	12.69%	0.85%
Service Class Shares	2/17/2012	40.13	16.49	12.41	1.10

Benchmark Performance	One Year	Five Years	Since Inception

Russell 2000® Growth Index[4]	34.63%	16.36%	14.16%
Morningstar Small Growth Category Average[5]	36.92	17.31	13.77

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,400.20	$5.13	$1,020.86	$4.32	0.85%

Service Class Shares	$1,000.00	$1,398.50	$6.63	$1,019.61	$5.58	1.10%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	9.6%

Biotechnology	7.3

IT Services	6.6

Semiconductors & Semiconductor Equipment	6.2

Commercial Services & Supplies	4.8

Health Care Equipment & Supplies	4.8

Life Sciences Tools & Services	4.8

Health Care Providers & Services	4.5

Hotels, Restaurants & Leisure	4.1

Diversified Consumer Services	3.4

Insurance	3.1

Health Care Technology	2.9

Aerospace & Defense	2.8

Chemicals	2.6

Professional Services	2.6

Machinery	2.5

Capital Markets	2.3

Food Products	2.2

Equity Real Estate Investment Trusts	2.0

Internet & Direct Marketing Retail	2.0

Pharmaceuticals	1.6

Entertainment	1.4

Banks	1.3

Diversified Telecommunication Services	1.3%

Electronic Equipment, Instruments & Components	1.1

Electrical Equipment	1.0

Leisure Products	1.0

Specialty Retail	1.0

Trading Companies & Distributors	1.0

Building Products	0.9

Food & Staples Retailing	0.9

Road & Rail	0.9

Household Durables	0.7

Interactive Media & Services	0.6

Auto Components	0.5

Consumer Finance	0.5

Multiline Retail	0.5

Media	0.4

Construction & Engineering	0.3

Communications Equipment	0.2

Energy Equipment & Services	0.2

Short-Term Investments	2.0

Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Bright Horizons Family Solutions, Inc.

2.	Entegris, Inc.

3.	Workiva, Inc.

4.	IAA, Inc.

5.	Charles River Laboratories International, Inc.
6.	Genpact, Ltd.

7.	Globant S.A.

8.	Zynga, Inc., Class A

9.	Envestnet, Inc.

10.	Hain Celestial Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s former Subadvisor, Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s current Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other current Subadvisor.

How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Small Cap Growth Portfolio returned 40.48% for Initial Class shares and 40.13% for Service Class shares. Over the same period, both share classes outperformed the 34.63% return of the Russell 2000® Growth Index, which is the Portfolio’s broad-based securities-market index, and the 36.92% return of the Morningstar Small Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Eagle

Eagle Asset Management, Inc. subadvised the Portfolio from January 1, 2020 through April 30, 2020, during which time the Portfolio saw positive returns relative to the Russell 2000® Growth Index due in large part to the Eagle team’s success in identifying several secular growth trends prior to the onset of the pandemic. Although the team did not forecast the severity of the economic fallout from the pandemic, they did see a number of these trends accelerate rapidly, with most appearing to have considerable staying power. These trends included cloud computing, work-from-home, telemedicine and remote learning.

SBH

Segall Bryant & Hamill, LLC co-subadvised the Portfolio from May 1, 2020 through December 31, 2020, during which time the portion of the Portfolio subadvised by SBH outperformed the Russell 2000® Growth Index primarily due to security selection and, to a lesser degree, sector allocation decisions.

Brown Advisory

Brown Advisory LLC co-subadvised the Portfolio from May 1, 2020 through December 31, 2020, during which time the portion of the Portfolio subadvised by Brown Advisory underperformed the Russell 2000® Growth Index. This relative underperformance was primarily due to a sharp market advance in November and December led by low-quality, low-price, high-beta,2 high-value, loss-making companies. As such companies generally fail to meet our investment criteria, their advance created a headwind to relative performance. Another headwind resulted from the strong performance of the benchmark’s biotechnology stocks, an area in which the Portfolio held underweight exposure. The Portfolio’s small cash holdings also detracted from relative returns.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Eagle

From January 1, 2020 through April 30, 2020, the Portfolio saw unprecedented volatility throughout the capital markets, with the stock market experiencing one of its steepest declines on record. However, toward the end of this portion of the reporting period, the government began to take swift action through both monetary and massive fiscal stimulus to dampen the economic blow.

SBH

From May 1, 2020 through December 31, 2020, we do not believe the liquidity of the portion of the Portfolio subadvised by SBH was affected, but performance was influenced by the remarkable rebound in equities. In our opinion, this was largely due to the liquidity provided by the Federal Reserve, along with the prospects and ultimate approval of COVID-19 vaccines. Additionally, many companies showed accelerating growth as beneficiaries of new work-from-home requirements.

Brown Advisory

From May 1, 2020 through December 31, 2020, the COVID-19 pandemic continued to affect the U.S. economy and equity markets. The pandemic did not, however, have an impact on the liquidity of the portion of the Portfolio subadvised by Brown Advisory.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2020, several changes to the Portfolio were made. The Portfolio was renamed MainStay VP Small Cap Growth Portfolio and the Portfolio’s principal investment strategies and principal risks were modified. Eagle, as subadvisor, was removed along with Bert L. Boksen, Eric Mintz and Christopher Sassouni as the portfolio managers. Brian C. Fitzsimons and Mitch S. Begun of SBH, as well as Christopher A. Berrier and George Sakellaris of Brown Advisory, became the new portfolio managers as SBH and Brown Advisory were named co-subadvisors of the Portfolio. For more information about these changes, refer to the supplement dated March 19, 2020.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Small Cap Growth Portfolio

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Eagle

Although all sectors saw negative returns on an absolute basis from January 1 through April 30, 2020, strong stock selections in health care, consumer staples and information technology provided positive contributions to the Portfolio’s outperformance relative to the Russell 2000® Growth Index. (Contributions take weightings and total returns into account.) Slightly overweight exposure relative to the benchmark in the materials and energy sectors detracted most from the Portfolio’s performance. Disappointing stock selections in real estate also dragged slightly on relative performance, but to a lesser degree.

SBH

Relative to the Russell 2000® Growth Index, the three sectors that contributed most to the relative performance of the portion of the Portfolio subadvised by SBH were health care, financials and industrials. Only two sectors detracted from the portfolio’s performance relative to its benchmark during the reporting period: real estate and communication services. Cash holdings also detracted from relative returns.

Brown Advisory

The three sectors making the strongest contribution to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were information technology, consumer discretionary and materials, with nearly all positive contributions the result of stock selection. The weakest-contributing sector by far was industrials, which failed to keep pace with the strong returns of the Russell 2000® Growth Index’s industrial stocks during the last few months of the year. The health care and communication services sectors also detracted from relative returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Eagle

The leading individual stocks contributing to the Portfolio’s absolute performance from January 1 through April 30, 2020 included telemedicine provider Teladoc; fast-casual chicken wing restaurant chain Wingstop; and biotechnology company Acceleron Pharma. Teladoc saw shares rise sharply as the firm’s unique value proposition rose to the forefront of the health care industry, enabling patients and physicians to connect virtually in an environment in which physical contact was heavily restricted. Wingstop reported very strong comparable same-store sales and earnings. Their business model is very well suited for digital ordering and delivery, both of which combined to drive the strong performance. Shares in Acceleron Pharma jumped as the firm’s Phase-2 drug candidate for patients with severe pulmonary arterial hypertension successfully met both primary clinical endpoints. Another notably positive contributor to performance, real-time communications platform Everbridge, benefited due to the firm’s platform usage by states and local governments to alert their constituents of important issues via alerts and text messages throughout the COVID-19 pandemic.

During the same portion of the reporting period, the stocks that detracted most from the Portfolio’s absolute performance included casino gaming manufacturer Everi; aerospace control system manufacturer Woodward; and real estate investment trust (“REIT”) Seritage Growth Properties. Everi performed poorly as widespread, pandemic-related closures of casinos swept across the United States, weighing heavily on shares. Woodward saw shares fall as the firm’s previously announced strategic acquisition of an aerospace composite components producer was sidelined, while sudden demand slowdowns weighed on the key business segments. Seritage Growth Properties suffered as social distancing and stay-at-home orders brought consumer foot traffic to a standstill, undermining the firm’s efforts to attract retail tenants.

SBH

The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included pet insurance provider Trupanion; independent insurance agency Goosehead Insurance; and information technology services provider Globant. All three companies reported strong results during the reporting period, exhibiting resilience in their growth trajectories despite the economic slowdown triggered by the COVID-19 pandemic. Other notably strong performing holdings included freelance work marketplace Upwork and backup power generation provider Generac. Upwork strengthened its position serving both small and larger businesses during the pandemic. In our view, this may set the stage for increased user activity of Upwork going forward. Generac benefited from new product growth, a surge in storm-related demand and work-from-home trends that drove customers to improve backup power capabilities. We sold the Portfolio’s position as Generac’s market cap rose outside of our investment universe.

The stocks that detracted most from absolute performance were telecommunications service provider Cogent Communications; consulting services firm Huron Consulting Group; and aerospace & defense technology provider Mercury Systems. Both Cogent and Mercury stock prices fell during the reporting period, while Huron shares rose slightly. Cogent’s connectivity solutions in-office enterprises struggled to grow as more employees worked from home. Huron’s two primary end markets, hospitals and education, faced material headwinds due to the COVID-19 pandemic. Mercury Systems suffered from

9

weaker bookings and margin pressure due to cyclical pressures from the pandemic.

Brown Advisory

The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included contract provider of laboratory testing and research services Charles River Laboratories International; leading software-as-a-service company Workiva; and student-first connected learning platform Chegg. Charles River Laboratories stock experienced a robust rebound as its pre-clinical research activities proved resilient in the face of the pandemic. Workiva was able to navigate pandemic-related headwinds early in the year and appeared poised to see its subscription revenue growth accelerate thanks to a number of product and go-to-market initiatives. The stock benefited from the expansion of its relatively cheap valuation as more investors recognized the large market opportunity ahead. Chegg witnessed its subscriber growth accelerate due to the pandemic-related need for remote learning and the company’s ability to effectively “bundle” its wide array of subject matter into a simple, affordable subscription. Management stated that it believed the current environment will enable the company to expand into international markets faster than originally anticipated.

The stocks that detracted most from absolute performance were clinical-stage biopharmaceutical company Global Blood Therapeutics; patient-specific, data-driven technology and solutions provider Tabula Rasa Healthcare; and leading pediatric medical device company OrthoPediatrics. Global Blood Therapeutics declined over concerns that the pandemic has and will continue to slow scripts for its lead asset, a treatment for sickle cell anemia. Tabula Rasa possesses a compelling core health care information technology and database asset; however, inconsistent operational execution and “strategic” mergers and acquisitions, that prompted more questions than answers, led us to sell the Portfolio’s position as we no longer felt it met our “3G” investment criteria. OrthoPediatrics was targeted by two reports recommending that investors short the stock, which caused shares to decline, although, in our opinion, many of the reports’ claims appeared dubious, at best.

Did the Portfolio make any significant purchases or sales during the reporting period?

Eagle

Significant purchases included shares of digital sports and gaming company DraftKings and cloud-based software provider Smartsheet. DraftKings appeared to be in an attractive position to capitalize on the secular trend toward increasing online sports betting and gaming. Smartsheet saw encouraging demand for their online work management platform from both federal agencies and health care companies amid the pandemic. Notable sales included casino entertainment and resort company Eldorado Resorts and human resources software developer Cornerstone OnDemand. We sold the Portfolio’s position in Eldorado Resorts to lower exposure to the casino and gaming industry during the global pandemic. We sold the Portfolio’s position in Cornerstone OnDemand after the company reported disappointing financial results and provided, in our view, underwhelming future guidance in the wake of a questionable acquisition.

SBH

Significant new purchases included information technology services provider Endava and engineering consultant Tetra Tech. We believed Endava was well positioned to consistently grow its cash flows over time due to a strong competitive position in next-generation digital technologies for enterprises. We were attracted to Tetra Tech’s leading position in the water services industry, where outdated infrastructure demands significant investments.

Significant sales included positions in security software provider Zendesk; backup power generation provider Generac; and semiconductor company Inphi. Like Generac, described earlier, we sold the Portfolio’s position in Zendesk as its market capitalization rose beyond the small-cap universe. We sold the position in Inphi due to the announcement of its acquisition by semiconductor company Marvell Technology.

Brown Advisory

Significant purchases included industrial properties REIT EastGroup Properties and semiconductor maker Lattice Semiconductor. EastGroup’s real estate portfolio focuses on smaller (80,000 to 130,000 square foot), multi-tenant properties in “in-fill” locations close to urban areas. This contrasts with most industrial REITs that focus on “big box” warehouses in the 250,000 to 1 million square foot range that serve regional supply chain needs. Lattice Semiconductor offers three types of semiconductor devices, including programmable logic devices, video connectivity application-specific standard products and millimeter wave devices. The company operates worldwide.

Significant sales included the Portfolio’s positions in Broadridge, a provider of investor communications and technology-driven solutions to the financial services industry, and Blackbaud, a cloud software company. We sold the Portfolio’s Broadridge position because, in our view, the company’s market capitalization and stock valuation were higher than warranted by fundamentals. Blackbaud shares were sold due to our concern that the company may not achieve a return on its heavy sales & marketing expenditures in the form of accelerating revenue growth.

10	MainStay VP Small Cap Growth Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

Eagle

From January 1 through April 30, 2020, the Portfolio increased the size of its overweight exposure to the consumer discretionary sector relative to the Russell 2000® Growth Index and increased its consumer staples exposure from slightly underweight to mildly overweight relative to the benchmark. During the same portion of the reporting period, the Portfolio significantly trimmed its relatively overweight exposure to the information technology sector and increased the degree of its underweight position in health care.

SBH

From May 1 through December 31, 2020, the portion of the Portfolio subadvised by SBH made its largest sector increases relative to the Russell 2000® Growth Index in industrials and financials, and its largest sector decreases relative to the benchmark in information technology and consumer discretionary.

Brown Advisory

From May 1 through December 31, 2020, the portion of the Portfolio subadvised by Brown Advisory increased its exposure to the health care sector relative to the Russell 2000® Growth Index, although the Portfolio’s exposure to the sector remained relatively underweight. The Portfolio also trimmed its exposure to industrials, although it continued to maintain overweight exposure to the sector relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

Eagle

As of April 30, 2020, the Portfolio’s largest overweight positions relative to the Russell 2000® Growth Index were in the consumer discretionary and information technology sectors, while its most underweight positions were in the real estate and health care sectors.

SBH

As of December 31, 2020, the portion of the Portfolio subadvised by SBH held its largest overweight exposures relative to the Russell 2000® Growth Index in the financials and industrials sectors. As of the same date, this portion of the Portfolio’s most relatively underweight position was in health care, primarily due to materially underweight exposure to biotechnology companies that we believe will struggle to generate consistent cash flows over time. Other underweight sector positions included information technology and consumer staples.

Brown Advisory

As of December 31, 2020, the portion of the Portfolio subadvised by Brown Advisory held relatively overweight exposure to the consumer services, industrials and information technology sectors. As of the same date, this portion of the Portfolio maintained underweight exposure relative to the Russell 2000® Growth Index in the health care, financials and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2020

	Shares	Value

Common Stocks 98.4%†
Aerospace & Defense 2.8%
AeroVironment, Inc. (a)	23,255	$2,020,859
BWX Technologies, Inc.	51,550	3,107,434
Hexcel Corp.	67,270	3,261,922
Kratos Defense & Security Solutions, Inc. (a)	121,196	3,324,406
Mercury Systems, Inc. (a)	51,124	4,501,980

		16,216,601

Auto Components 0.5%
Fox Factory Holding Corp. (a)	26,462	2,797,298

Banks 1.3%
Bank OZK	39,204	1,225,909
Eagle Bancorp, Inc.	51,054	2,108,530
Prosperity Bancshares, Inc.	59,274	4,111,245

		7,445,684

Biotechnology 7.3%
Abcam PLC, Sponsored ADR (a)(b)	52,260	1,126,203
Acceleron Pharma, Inc. (a)	18,001	2,303,048
Amicus Therapeutics, Inc. (a)	126,611	2,923,448
Biohaven Pharmaceutical Holding Co., Ltd. (a)	34,469	2,954,338
Blueprint Medicines Corp. (a)	55,821	6,260,325
Fate Therapeutics, Inc. (a)	47,499	4,319,084
FibroGen, Inc. (a)	24,806	920,055
Global Blood Therapeutics, Inc. (a)	21,764	942,599
Iovance Biotherapeutics, Inc. (a)	31,855	1,478,072
Natera, Inc. (a)	54,155	5,389,506
Neurocrine Biosciences, Inc. (a)	27,910	2,675,173
Turning Point Therapeutics, Inc. (a)	33,591	4,093,063
Twist Bioscience Corp. (a)	29,312	4,141,492
Xencor, Inc. (a)	59,252	2,585,165

		42,111,571

Building Products 0.9%
Trex Co., Inc. (a)	60,588	5,072,427

Capital Markets 2.3%
Ares Management Corp., Class A	54,229	2,551,474
Evercore, Inc., Class A	18,712	2,051,584
Focus Financial Partners, Inc., Class A (a)	54,886	2,387,541
Hamilton Lane, Inc., Class A	52,609	4,106,132
Houlihan Lokey, Inc.	34,216	2,300,342

		13,397,073

Chemicals 2.6%
Avient Corp.	67,983	2,738,355
Ingevity Corp. (a)	44,816	3,393,916
Innospec, Inc.	21,384	1,940,170
Livent Corp. (a)(b)	140,690	2,650,600
Quaker Chemical Corp.	17,651	4,472,587

		15,195,628

	Shares	Value

Commercial Services & Supplies 4.8%
IAA, Inc. (a)	136,094	$8,843,388
MSA Safety, Inc.	21,382	3,194,257
Ritchie Brothers Auctioneers, Inc.	58,888	4,095,660
Tetra Tech, Inc.	40,039	4,635,715
Waste Connections, Inc.	65,287	6,696,488

		27,465,508

Communications Equipment 0.2%
Infinera Corp. (a)	123,172	1,290,843

Construction & Engineering 0.3%
Ameresco, Inc., Class A (a)	37,806	1,974,985

Consumer Finance 0.5%
LendingTree, Inc. (a)(b)	9,893	2,708,604

Diversified Consumer Services 3.4%
Bright Horizons Family Solutions, Inc. (a)	92,480	15,998,115
Chegg, Inc. (a)	41,264	3,727,377

		19,725,492

Diversified Telecommunication Services 1.3%
Cogent Communications Holdings, Inc.	124,600	7,459,802

Electrical Equipment 1.0%
TPI Composites, Inc. (a)	103,356	5,455,130

Electronic Equipment, Instruments & Components 1.1%
Littelfuse, Inc.	13,481	3,433,071
Novanta, Inc. (a)	24,058	2,844,137

		6,277,208

Energy Equipment & Services 0.2%
Cactus, Inc., Class A	39,062	1,018,346

Entertainment 1.4%
Zynga, Inc., Class A (a)	836,672	8,257,953

Equity Real Estate Investment Trusts 2.0%
Americold Realty Trust	62,191	2,321,590
EastGroup Properties, Inc.	29,805	4,114,878
QTS Realty Trust, Inc., Class A	67,627	4,184,759
Terreno Realty Corp.	18,266	1,068,744

		11,689,971

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	27,335	4,882,578

Food Products 2.2%
Hain Celestial Group, Inc. (a)	198,617	7,974,473
Simply Good Foods Co. (a)	140,809	4,415,770

		12,390,243

12	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies 4.8%
Cardiovascular Systems, Inc. (a)	63,707	$2,787,818
CONMED Corp.	42,488	4,758,656
Establishment Labs Holdings, Inc. (a)	63,359	2,384,833
Globus Medical, Inc., Class A (a)	76,090	4,962,590
Inari Medical, Inc. (a)	12,712	1,109,630
Integra LifeSciences Holdings Corp. (a)	38,581	2,504,679
LivaNova PLC (a)	26,195	1,734,371
Nevro Corp. (a)	9,035	1,563,958
OrthoPediatrics Corp. (a)	45,618	1,881,742
Silk Road Medical, Inc. (a)	60,766	3,827,043

		27,515,320

Health Care Providers & Services 4.5%
Addus HomeCare Corp. (a)	39,650	4,642,619
Amedisys, Inc. (a)	25,661	7,527,141
Castle Biosciences, Inc. (a)	44,990	3,021,079
Encompass Health Corp.	38,389	3,174,386
HealthEquity, Inc. (a)	54,919	3,828,404
Oak Street Health, Inc. (a)	25,783	1,576,888
Progyny, Inc. (a)	53,934	2,286,262

		26,056,779

Health Care Technology 2.9%
Accolade, Inc. (a)	47,216	2,053,896
Inspire Medical Systems, Inc. (a)	28,600	5,379,374
Omnicell, Inc. (a)	40,896	4,908,338
Phreesia, Inc. (a)	84,056	4,560,878

		16,902,486

Hotels, Restaurants & Leisure 4.1%
Choice Hotels International, Inc.	25,059	2,674,547
Churchill Downs, Inc.	39,400	7,674,726
Shake Shack, Inc., Class A (a)	64,758	5,490,183
Vail Resorts, Inc.	17,000	4,742,320
Wingstop, Inc.	23,798	3,154,425

		23,736,201

Household Durables 0.7%
TopBuild Corp. (a)	23,113	4,254,641

Insurance 3.1%
Goosehead Insurance, Inc., Class A	54,682	6,822,126
Palomar Holdings, Inc. (a)	45,253	4,020,277
Trupanion, Inc. (a)	56,023	6,706,513

		17,548,916

Interactive Media & Services 0.6%
ANGI Homeservices, Inc. (a)(b)	130,244	1,718,570
Eventbrite, Inc., Class A (a)(b)	90,525	1,638,502

		3,357,072

Internet & Direct Marketing Retail 2.0%
Etsy, Inc. (a)	7,055	1,255,155

	Shares	Value

Internet & Direct Marketing Retail (continued)
MakeMyTrip, Ltd. (a)	128,393	$3,791,445
Revolve Group, Inc. (a)	121,533	3,788,184
Stitch Fix, Inc., Class A (a)	45,766	2,687,379

		11,522,163

IT Services 6.6%
Endava PLC, Sponsored ADR (a)	73,271	5,623,549
Evo Payments, Inc., Class A (a)	199,565	5,390,251
Genpact, Ltd.	203,606	8,421,144
Globant S.A. (a)	38,491	8,376,026
ManTech International Corp., Class A	33,533	2,982,425
MAXIMUS, Inc.	59,499	4,354,732
WEX, Inc. (a)	15,518	3,158,379

		38,306,506

Leisure Products 1.0%
Callaway Golf Co.	161,652	3,881,264
Clarus Corp.	106,350	1,637,790

		5,519,054

Life Sciences Tools & Services 4.8%
Adaptive Biotechnologies Corp. (a)	64,596	3,819,561
Bruker Corp.	54,523	2,951,330
Charles River Laboratories International, Inc. (a)	34,386	8,591,686
NanoString Technologies, Inc. (a)	42,327	2,830,830
NeoGenomics, Inc. (a)	127,148	6,845,648
PRA Health Sciences, Inc. (a)	22,899	2,872,451

		27,911,506

Machinery 2.5%
ESCO Technologies, Inc.	11,631	1,200,552
IDEX Corp.	10,755	2,142,396
John Bean Technologies Corp.	47,335	5,390,037
Proto Labs, Inc. (a)	22,453	3,444,290
Woodward, Inc.	16,389	1,991,755

		14,169,030

Media 0.4%
Liberty Broadband Corp., Class C (a)	—	16
New York Times Co., Class A	48,649	2,518,559

		2,518,575

Multiline Retail 0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	33,893	2,771,431

Pharmaceuticals 1.6%
Catalent, Inc. (a)	59,996	6,243,784
Certara, Inc. (a)	30,195	1,018,175
Pacira BioSciences, Inc. (a)	35,996	2,154,001

		9,415,960

Professional Services 2.6%
ASGN, Inc. (a)	32,700	2,731,431
FTI Consulting, Inc. (a)	25,856	2,888,632
Huron Consulting Group, Inc. (a)	53,726	3,167,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value

Common Stocks (continued)
Professional Services (continued)
Upwork, Inc. (a)	181,065	$6,250,364

		15,037,575

Road & Rail 0.9%
Knight-Swift Transportation Holdings, Inc.	43,015	1,798,887
Saia, Inc. (a)	19,513	3,527,951

		5,326,838

Semiconductors & Semiconductor Equipment 6.2%
CMC Materials, Inc.	24,591	3,720,618
Entegris, Inc.	104,069	10,001,031
Impinj, Inc. (a)	54,173	2,268,223
Lattice Semiconductor Corp. (a)	116,220	5,325,200
Onto Innovation, Inc. (a)	69,498	3,304,630
Power Integrations, Inc.	40,987	3,355,196
Silicon Laboratories, Inc. (a)	39,293	5,003,571
SiTime Corp. (a)	24,548	2,747,658

		35,726,127

Software 9.6%
Anaplan, Inc. (a)	57,375	4,122,394
Aspen Technology, Inc. (a)	11,135	1,450,334
Blackline, Inc. (a)	37,691	5,027,226
Dynatrace, Inc. (a)	77,267	3,343,343
Envestnet, Inc. (a)	98,563	8,110,749
Everbridge, Inc. (a)	28,615	4,265,638
Guidewire Software, Inc. (a)	10,438	1,343,684
Mimecast, Ltd. (a)	106,151	6,033,623
Nuance Communications, Inc. (a)	113,415	5,000,467
PROS Holdings, Inc. (a)	52,880	2,684,718
RealPage, Inc. (a)	27,621	2,409,656
Sumo Logic, Inc. (a)(b)	20,797	594,378
Workiva, Inc. (a)	97,756	8,956,405
Zuora, Inc., Class A (a)	126,549	1,762,827

		55,105,442

Specialty Retail 1.0%
National Vision Holdings, Inc. (a)	102,400	4,637,696
Vroom, Inc. (a)	33,582	1,375,855

		6,013,551

Trading Companies & Distributors 1.0%
Siteone Landscape Supply, Inc. (a)	37,301	5,917,058

Total Common Stocks (Cost $368,649,274)		567,465,176

	Shares	Value
Short-Term Investments 2.0%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	9,588,153	$9,588,153

Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (c)(d)	1,801,812	1,801,812

Total Short-Term Investments (Cost $11,389,965)		11,389,965

Total Investments (Cost $380,039,239)	100.4%	578,855,141
Other Assets, Less Liabilities	(0.4)	(2,111,765)
Net Assets	100.0%	$576,743,376

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $5,629,744; the total market value of collateral held by the Portfolio was $5,897,977. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,096,165 (See Note 2(H)).

(c)	Current yield as of December 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

14	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$567,465,176	$—	$—	$567,465,176
Short-Term Investments
Affiliated Investment Company	9,588,153	—	—	9,588,153
Unaffiliated Investment Company	1,801,812	—	—	1,801,812

Total Short-Term Investments	11,389,965	—	—	11,389,965

Total Investments in Securities	$578,855,141	$—	$—	$578,855,141

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $370,451,086) including securities on loan of $5,629,744	$569,266,988
Investment in affiliated investment company, at value (identified cost $9,588,153)	9,588,153
Cash	2,071
Receivables:
Investment securities sold	1,553,993
Portfolio shares sold	584,488
Dividends	187,973
Securities lending	1,843

Total assets	581,185,509

Liabilities
Cash collateral received for securities on loan	1,801,812
Payables:
Investment securities purchased	2,011,094
Manager (See Note 3)	386,225
Portfolio shares redeemed	148,224
Professional fees	36,589
NYLIFE Distributors (See Note 3)	31,832
Shareholder communication	18,278
Custodian	7,133
Trustees	656
Accrued expenses	290

Total liabilities	4,442,133

Net assets	$576,743,376

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,014
Additional paid-in capital	304,116,116

304,148,130
Total distributable earnings (loss)	272,595,246

Net assets	$576,743,376

Initial Class
Net assets applicable to outstanding shares	$422,200,089

Shares of beneficial interest outstanding	23,252,691

Net asset value per share outstanding	$18.16

Service Class
Net assets applicable to outstanding shares	$154,543,287

Shares of beneficial interest outstanding	8,761,235

Net asset value per share outstanding	$17.64

16	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,995,838
Securities lending	87,409
Dividends-affiliated	26,096
Other	20

Total income	2,109,363

Expenses
Manager (See Note 3)	3,912,874
Distribution/Service—Service Class (See Note 3)	304,502
Professional fees	85,063
Shareholder communication	49,441
Custodian	26,960
Trustees	11,845
Miscellaneous	21,167

Total expenses before waiver/reimbursement	4,411,852
Expense waiver/reimbursement from Manager (See Note 3)	(9,950)

Net expenses	4,401,902

Net investment income (loss)	(2,292,539)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Unaffiliated investment transactions	76,227,835
Foreign currency transactions	67

Net realized gain (loss)	76,227,902

Net change in unrealized appreciation (depreciation) on unaffiliated investments	100,556,905

Net realized and unrealized gain (loss)	176,784,807

Net increase (decrease) in net assets resulting from operations	$174,492,268

(a)	Dividends recorded net of foreign withholding taxes in the amount of $18,390.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,292,539)	$(1,914,324)
Net realized gain (loss)	76,227,902	15,222,386
Net change in unrealized appreciation (depreciation)	100,556,905	75,200,132

Net increase (decrease) in net assets resulting from operations	174,492,268	88,508,194

Distributions to shareholders:
Initial Class	(11,171,351)	(35,509,408)
Service Class	(3,851,068)	(15,063,430)

Total distributions to shareholders	(15,022,419)	(50,572,838)

Capital share transactions:
Net proceeds from sale of shares	73,550,635	96,615,245
Net asset value of shares issued to shareholders in reinvestment of distributions	15,022,419	50,572,838
Cost of shares redeemed	(129,080,099)	(75,386,760)

Increase (decrease) in net assets derived from capital share transactions	(40,507,045)	71,801,323

Net increase (decrease) in net assets	118,962,804	109,736,679

Net Assets
Beginning of year	457,780,572	348,043,893

End of year	$576,743,376	$457,780,572

18	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020		2019	2018	2017	2016

Net asset value at beginning of year	$13.31		$12.20	$14.09	$12.03	$11.53

Net investment income (loss) (a)	(0.06)		(0.06)	(0.06)	(0.06)	(0.05)

Net realized and unrealized gain (loss) on investments	5.36		2.96	(1.04)	2.78	1.19

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—	—	—

Total from investment operations	5.30		2.90	(1.10)	2.72	1.14

Less distributions:

From net realized gain on investments	(0.45)		(1.79)	(0.79)	(0.66)	(0.64)

Net asset value at end of year	$18.16		$13.31	$12.20	$14.09	$12.03

Total investment return (b)	40.48%		25.59%	(8.88%)	22.83%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.41%)		(0.41%)	(0.40%)	(0.48%)	(0.41%)

Net expenses (c)	0.85	% (d)	0.85%	0.85%	0.85%	0.86%

Portfolio turnover rate	101%		46%	41%	41%	36%

Net assets at end of year (in 000’s)	$422,200		$332,474	$251,547	$312,106	$282,378

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2020		2019	2018	2017	2016

Net asset value at beginning of year	$12.97		$11.96	$13.87	$11.88	$11.42

Net investment income (loss) (a)	(0.09)		(0.09)	(0.09)	(0.09)	(0.07)

Net realized and unrealized gain (loss) on investments	5.21		2.89	(1.03)	2.74	1.17

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—	—	—

Total from investment operations	5.12		2.80	(1.12)	2.65	1.10

Less distributions:

From net realized gain on investments	(0.45)		(1.79)	(0.79)	(0.66)	(0.64)

Net asset value at end of year	$17.64		$12.97	$11.96	$13.87	$11.88

Total investment return (b)	40.13%		25.28%	(9.11%)	22.53%	9.73%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.66%)		(0.65%)	(0.64%)	(0.72%)	(0.66%)

Net expenses (c)	1.10	% (d)	1.10%	1.10%	1.10%	1.11%

Portfolio turnover rate	101%		46%	41%	41%	36%

Net assets at end of year (in 000’s)	$154,543		$125,306	$96,497	$90,887	$70,131

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (formerly known as MainStay VP Eagle Small Cap Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay VP Small Cap Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing

21

Notes to Financial Statements (continued)

tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)   Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $5,629,744; the total market value of collateral held by the Portfolio was $5,897,977. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $4,096,165 and cash collateral, which was invested into the State Street Navigator Securities

22	MainStay VP Small Cap Growth Portfolio

Lending Government Money Market Portfolio, with a value of $1,801,812.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2020, due to the termination of Eagle Asset Managment, Inc. as the Portfolio’s subadvisor and the appointment of Segall Bryant & Hamill, LLC (“SBH” or a “Subadvisor”) and Brown Advisory LLC (“Brown Advisory” or a “Subadvisor”, and together, with SBH, the “subadvisors”), as the Portfolio’s subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.81% up to $1 billion and 0.785% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.81% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,912,874 and voluntarily waived fees/reimbursed expenses in the amount of $9,950 and paid Eagle Asset Management, SBH and Brown Advisory in the amount of $605,574, $664,875 and $692,205, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$7,407	$207,910	$(205,729)	$—	$—	$9,588	$26	$—	9,588

23

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$380,411,680	$201,134,876	$(2,691,415)	$198,443,461

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$34,492,307	$39,599,004	$60,474	$198,443,461	$272,595,246

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$179,115	$(179,115)

The reclassifications for the Portfolio are primarily due to prior year post financial statement adjustments.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$15,022,419	$—	$50,572,838

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $475,306 and $535,162, respectively.

24	MainStay VP Small Cap Growth Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	3,917,901	$53,281,864
Shares issued to shareholders in reinvestment of distributions	737,251	11,171,351
Shares redeemed	(6,390,605)	(93,305,819)

Net increase (decrease)	(1,735,453)	$(28,852,604)

Year ended December 31, 2019:
Shares sold	5,034,102	$68,113,782
Shares issued to shareholders in reinvestment of distributions	3,010,535	35,509,408
Shares redeemed	(3,675,671)	(50,983,840)

Net increase (decrease)	4,368,966	$52,639,350

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,540,640	$20,268,771
Shares issued to shareholders in reinvestment of distributions	261,458	3,851,068
Shares redeemed	(2,702,909)	(35,774,280)

Net increase (decrease)	(900,811)	$(11,654,441)

Year ended December 31, 2019:
Shares sold	2,098,915	$28,501,463
Shares issued to shareholders in reinvestment of distributions	1,309,425	15,063,430
Shares redeemed	(1,814,114)	(24,402,920)

Net increase (decrease)	1,594,226	$19,161,973

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP Small Cap Growth Portfolio

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.

In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

27

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowl-

edged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted

28	MainStay VP Small Cap Growth Portfolio

by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.

Management Fee and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies

29

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

30	MainStay VP Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP Small Cap Growth Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Small Cap Growth Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801884	MSVPESCG11-02/21 (NYLIAC) NI515

MainStay VP Winslow Large Cap Growth Portfolio

(Formerly MainStay VP Large Cap Growth Portfolio)

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	37.16%	19.69%	16.08%	0.76%
Service Class Shares	6/6/2003	36.81	19.39	15.79	1.01

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	38.49%	21.00%	17.21%
S&P 500® Index[4]	18.40	15.22	13.88
Morningstar Large Growth Category Average[5]	34.82	18.04	14.66

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,223.50	$4.19	$1,021.37	$3.81	0.75%

Service Class Shares	$1,000.00	$1,222.00	$5.59	$1,020.11	$5.08	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	20.1%

IT Services	15.8

Interactive Media & Services	9.0

Internet & Direct Marketing Retail	8.5

Technology Hardware, Storage & Peripherals	6.1

Semiconductors & Semiconductor Equipment	5.2

Pharmaceuticals	4.3

Textiles, Apparel & Luxury Goods	4.1

Automobiles	2.6

Life Sciences Tools & Services	2.5

Capital Markets	2.3

Hotels, Restaurants & Leisure	2.1

Professional Services	2.1

Road & Rail	2.0

Entertainment	1.9%

Health Care Providers & Services	1.8

Health Care Equipment & Supplies	1.4

Containers & Packaging	1.3

Equity Real Estate Investment Trusts	1.3

Personal Products	1.3

Chemicals	1.2

Electronic Equipment, Instruments & Components	1.0

Health Care Technology	0.9

Commercial Services & Supplies	0.3

Short-Term Investment	0.9

Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Microsoft Corp.

3.	Apple, Inc.

4.	Alphabet, Inc.

5.	Visa, Inc., Class A
6.	Mastercard, Inc., Class A

7.	Facebook, Inc., Class A

8.	Adobe, Inc.

9.	NIKE, Inc., Class B

10.	PayPal Holdings, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Winslow Large Cap Growth Portfolio returned 37.16% for Initial Class shares and 36.81% for Service Class shares. Over the same period, both share classes underperformed the 38.49% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark and a broad-based securities-market index, and outperformed the 18.40% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 34.82% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio’s performance relative to the Russell 1000® Growth Index generally benefited from sector allocation, while stock selection detracted.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The novel coronavirus (COVID-19) changed everything in 2020. Social distancing shut down large swaths of the economy, and global economies experienced one of the most significant contractions ever. Governments around the world responded quickly with the largest fiscal stimuli ever and central banks introduced unprecedented monetary policy initiatives.

From mid-February highs, equity markets in general, as well as our Portfolio specifically, experienced one of their steepest ever declines in the first quarter of 2020. While this unprecedented event had a considerable impact on near-term performance, it did not materially impact the Portfolio’s liquidity. A similarly powerful market recovery followed the correction as investors focused on unprecedented fiscal and monetary initiatives, and looked forward to a 2021 economic and corporate earnings recovery. All major equity markets closed calendar year 2020 with positive gains, led by U.S. large-cap growth stocks.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included industrials, consumer staples and financials. (Contributions take weightings and total returns into account.) Strong relative performance in the industrials and consumer staples sectors resulted primarily from the Portfolio’s comparatively underweight exposure to these lagging sectors, although stock selection within both sectors also bolstered relative returns. Within the financials sector, the Portfolio’s outperformance was driven almost exclusively by strong stock selection. Conversely, positioning in the consumer discretionary, information technology and materials sectors detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The leading positive contributors to the Portfolio’s absolute performance during the reporting period included holdings in e-commerce and web services leader Amazon.com; consumer technology company Apple; and global software giant Microsoft. Notable detractors from the Portfolio’s absolute performance during the same period included China-based coffee retailer Luckin Coffee; home improvement specialty retailer Lowe’s; and semiconductor company Microchip Technology.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s three largest purchases during the reporting period included shares in global pharmaceutical company Eli Lilly; technology mobility platform company Uber Technologies; and enterprise cloud computing company ServiceNow. Significant sales during the reporting period included positions in cloud-based enterprise software company Salesforce.com; Chinese online and mobile marketplaces retailer/wholesaler Alibaba Group Holding; and home improvement specialty retailer Lowe’s.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent several shifts due to structural changes within the Portfolio, as well as the reconstitution of the Index. The Portfolio’s exposure to the information technology sector increased in absolute terms. At the same time, the size of its information technology overweight relative to the Russell 1000® Growth Index remained approximately unchanged, as the benchmark weight in information technology increased due to strong sector performance and the reconstitution of the Index at mid-year. The Portfolio’s exposure to both the health care and industrials sectors decreased in absolute terms during the reporting period, while on a relative basis the Portfolio’s underweight exposure to health care deepened and its underweight position in industrials moved closer to market weight.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Winslow Large Cap Growth Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s largest sector position on an absolute basis was in information technology, which also represented its largest overweight exposure relative to the Russell 1000® Growth Index. The Portfolio’s only other relatively overweight position was in materials. As of the same date, the Portfolio’s most significantly underweight sector positions relative to the benchmark were in consumer staples and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 99.1%†
Automobiles 2.6%
Ferrari N.V.	73,700	$16,915,624
Tesla, Inc. (a)	34,700	24,486,749

		41,402,373

Capital Markets 2.3%
Moody’s Corp.	71,340	20,705,722
MSCI, Inc.	38,550	17,213,731

		37,919,453

Chemicals 1.2%
Linde PLC	73,550	19,381,161

Commercial Services & Supplies 0.3%
Cintas Corp.	14,700	5,195,862

Containers & Packaging 1.3%
Ball Corp.	222,400	20,723,232

Electronic Equipment, Instruments & Components 1.0%
TE Connectivity, Ltd.	138,100	16,719,767

Entertainment 1.9%
Netflix, Inc. (a)	20,500	11,084,965
Walt Disney Co. (a)	105,850	19,177,903

		30,262,868

Equity Real Estate Investment Trusts 1.3%
Equinix, Inc.	30,380	21,696,788

Health Care Equipment & Supplies 1.4%
Align Technology, Inc. (a)	34,350	18,355,953
Insulet Corp. (a)	18,880	4,826,294

		23,182,247

Health Care Providers & Services 1.8%
UnitedHealth Group, Inc.	85,230	29,888,456

Health Care Technology 0.9%
Veeva Systems, Inc., Class A (a)	56,300	15,327,675

Hotels, Restaurants & Leisure 2.1%
Airbnb, Inc., Class A (a)	95,500	14,019,400
Chipotle Mexican Grill, Inc. (a)	14,100	19,552,611

		33,572,011

Interactive Media & Services 9.0%
Alphabet, Inc. (a)
Class A	25,855	45,314,507
Class C	26,349	46,160,286
Facebook, Inc., Class A (a)	203,150	55,492,454

		146,967,247

	Shares	Value
Internet & Direct Marketing Retail 8.5%
Amazon.com, Inc. (a)	42,535	$138,533,518

IT Services 15.8%
Mastercard, Inc., Class A	165,950	59,234,193
PayPal Holdings, Inc. (a)	204,750	47,952,450
Shopify, Inc., Class A (a)	15,900	17,998,005
Square, Inc., Class A (a)	111,100	24,179,804
Twilio, Inc., Class A (a)	60,600	20,513,100
Visa, Inc., Class A	320,600	70,124,838
Wix.com, Ltd. (a)	71,250	17,809,650

		257,812,040

Life Sciences Tools & Services 2.5%
Agilent Technologies, Inc.	130,300	15,439,247
IQVIA Holdings, Inc. (a)	142,650	25,558,601

		40,997,848

Personal Products 1.3%
Estee Lauder Cos., Inc., Class A	79,550	21,175,415

Pharmaceuticals 4.3%
AstraZeneca PLC, Sponsored ADR	439,600	21,975,604
Eli Lilly & Co.	131,500	22,202,460
Zoetis, Inc.	151,450	25,064,975

		69,243,039

Professional Services 2.1%
CoStar Group, Inc. (a)	16,485	15,236,756
TransUnion	186,500	18,504,530

		33,741,286

Road & Rail 2.0%
Uber Technologies, Inc. (a)	621,950	31,719,450

Semiconductors & Semiconductor Equipment 5.2%
ASML Holding N.V., Registered	62,800	30,628,816
NVIDIA Corp.	69,900	36,501,780
Texas Instruments, Inc.	109,250	17,931,202

		85,061,798

Software 20.1%
Adobe, Inc. (a)	107,350	53,687,882
Atlassian Corp. PLC, Class A (a)	81,500	19,060,405
DocuSign, Inc. (a)	83,600	18,584,280
Intuit, Inc.	79,650	30,255,053
Microsoft Corp.	598,900	133,207,338
salesforce.com, Inc. (a)	106,430	23,683,868
ServiceNow, Inc. (a)	56,550	31,126,816
Workday, Inc., Class A (a)	73,800	17,683,218

		327,288,860

Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	750,500	99,583,845

10	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 4.1%
Lululemon Athletica, Inc. (a)	55,000	$19,141,650
NIKE, Inc., Class B	340,550	48,177,608

		67,319,258

Total Common Stocks (Cost $958,222,877)		1,614,715,497

Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	14,908,239	14,908,239

Total Short-Term Investment (Cost $14,908,239)		14,908,239

Total Investments (Cost $973,131,116)	100.0%	1,629,623,736

Other Assets, Less Liabilities	(0.0)‡	(811,184)
Net Assets	100.0%	$1,628,812,552
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,614,715,497	$—	$—	$1,614,715,497
Short-Term Investment
Affiliated Investment Company	14,908,239	—	—	14,908,239

Total Investments in Securities	$1,629,623,736	$—	$—	$1,629,623,736

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $958,222,877)	$1,614,715,497
Investment in affiliated investment company, at value (identified cost $14,908,239)	14,908,239
Receivables:
Portfolio shares sold	1,144,866
Investment securities sold	1,126,329
Dividends	178
Other assets	185

Total assets	1,631,895,294

Liabilities
Payables:
Investment securities purchased	1,110,723
Manager (See Note 3)	972,041
Portfolio shares redeemed	661,150
NYLIFE Distributors (See Note 3)	226,375
Shareholder communication	55,116
Professional fees	48,509
Custodian	6,937
Trustees	1,891

Total liabilities	3,082,742

Net assets	$1,628,812,552

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,985
Additional paid-in capital	833,776,245

833,828,230
Total distributable earnings (loss)	794,984,322

Net assets	$1,628,812,552

Initial Class
Net assets applicable to outstanding shares	$534,965,311

Shares of beneficial interest outstanding	16,328,245

Net asset value per share outstanding	$32.76

Service Class
Net assets applicable to outstanding shares	$1,093,847,241

Shares of beneficial interest outstanding	35,656,452

Net asset value per share outstanding	$30.68

12	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$8,037,345
Securities lending	59,086
Dividends-affiliated	32,134
Other	58

Total income	8,128,623

Expenses
Manager (See Note 3)	9,920,373
Distribution/Service—Service Class (See Note 3)	2,269,838
Professional fees	154,537
Shareholder communication	148,810
Trustees	33,524
Custodian	29,361
Miscellaneous	50,685

Total expenses before waiver/reimbursement	12,607,128
Expense waiver/reimbursement from Manager (See Note 3)	(30,998)

Net expenses	12,576,130

Net investment income (loss)	(4,447,507)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on unaffiliated investments	138,815,013
Net change in unrealized appreciation (depreciation) on unaffiliated investments	308,412,770

Net realized and unrealized gain (loss)	447,227,783

Net increase (decrease) in net assets resulting from operations	$442,780,276

(a)	Dividends recorded net of foreign withholding taxes in the amount of $37,421.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,447,507)	$(1,839,205)
Net realized gain (loss)	138,815,013	101,606,507
Net change in unrealized appreciation (depreciation)	308,412,770	204,428,840

Net increase (decrease) in net assets resulting from operations	442,780,276	304,196,142

Distributions to shareholders:
Initial Class	(32,083,765)	(47,407,373)
Service Class	(68,003,617)	(91,386,894)

Total distributions to shareholders	(100,087,382)	(138,794,267)

Capital share transactions:
Net proceeds from sale of shares	205,574,641	272,871,172
Net asset value of shares issued to shareholders in reinvestment of distributions	100,087,382	138,794,267
Cost of shares redeemed	(282,706,153)	(175,913,643)

Increase (decrease) in net assets derived from capital share transactions	22,955,870	235,751,796

Net increase (decrease) in net assets	365,648,764	401,153,671

Net Assets
Beginning of year	1,263,163,788	862,010,117

End of year	$1,628,812,552	$1,263,163,788

14	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	Year ended December 31,
	2020		2019		2018		2017		2016

Net asset value at beginning of year	$25.51		$21.64		$23.92		$18.71		$20.83

Net investment income (loss) (a)	(0.04)		0.00	‡	0.00	‡	0.02		0.01

Net realized and unrealized gain (loss) on investments	9.36		6.95		1.36		6.00		(0.43)

Total from investment operations	9.32		6.95		1.36		6.02		(0.42)

Less distributions:

From net realized gain on investments	(2.07)		(3.08)		(3.64)		(0.81)		(1.70)

Net asset value at end of year	$32.76		$25.51		$21.64		$23.92		$18.71

Total investment return (b)	37.16%		33.64%		3.57%		32.39%		(2.27%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.16%)		0.01%		0.01%		0.10%		0.07%

Net expenses (c)	0.75	% (d)	0.76	%(d)	0.76	%(d)	0.76	%(d)	0.77%

Portfolio turnover rate	54%		56%		58%		53%		94%

Net assets at end of year (in 000’s)	$534,965		$438,089		$238,174		$368,861		$518,425

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

Service Class	Year ended December 31,
	2020		2019		2018		2017		2016

Net asset value at beginning of year	$24.05		$20.60		$22.96		$18.03		$20.18

Net investment income (loss) (a)	(0.11)		(0.06)		(0.06)		(0.03)		(0.03)

Net realized and unrealized gain (loss) on investments	8.81		6.59		1.34		5.77		(0.42)

Total from investment operations	8.70		6.53		1.28		5.74		(0.45)

Less distributions:

From net realized gain on investments	(2.07)		(3.08)		(3.64)		(0.81)		(1.70)

Net asset value at end of year	$30.68		$24.05		$20.60		$22.96		$18.03

Total investment return (b)	36.81%		33.30%		3.31%		32.06%		(2.52%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.41%)		(0.25%)		(0.23%)		(0.15%)		(0.17%)

Net expenses (c)	1.00	% (d)	1.01	% (d)	1.01	% (d)	1.01	% (d)	1.02%

Portfolio turnover rate	54%		56%		58%		53%		94%

Net assets at end of year (in 000’s)	$1,093,847		$825,075		$623,836		$575,514		$435,029

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (formerly known as MainStay VP Large Cap Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

16	MainStay VP Winslow Large Cap Growth Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities.

17

Notes to Financial Statements (continued)

The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with

18	MainStay VP Winslow Large Cap Growth Portfolio

third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by

New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2021, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2020, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $9,920,373 and waived fees/reimbursed expenses in the amount of $30,998 and paid the Subadvisor in the amount of $3,699,702.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$11,141	$215,700	$(211,933)	$—	$—	$14,908	$32	$—	14,908

19

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$973,452,092	$657,886,376	$(1,714,732)	$656,171,644

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$138,812,678	$—	$656,171,644	$794,984,322

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$4,436,575	$(4,436,575)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of net operating losses.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$100,087,382	$—	$138,794,267

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $729,355 and $814,465, respectively.

20	MainStay VP Winslow Large Cap Growth Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,607,424	$47,202,241
Shares issued to shareholders in reinvestment of distributions	1,053,301	32,083,765
Shares redeemed	(3,506,165)	(99,452,086)

Net increase (decrease)	(845,440)	$(20,166,080)

Year ended December 31, 2019:
Shares sold	6,731,972	$168,469,834
Shares issued to shareholders in reinvestment of distributions	2,058,332	47,407,373
Shares redeemed	(2,621,462)	(66,271,279)

Net increase (decrease)	6,168,842	$149,605,928

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	5,983,502	$158,372,400
Shares issued to shareholders in reinvestment of distributions	2,382,965	68,003,617
Shares redeemed	(7,019,980)	(183,254,067)

Net increase (decrease)	1,346,487	$43,121,950

Year ended December 31, 2019:
Shares sold	4,393,149	$104,401,338
Shares issued to shareholders in reinvestment of distributions	4,206,440	91,386,894
Shares redeemed	(4,574,606)	(109,642,364)

Net increase (decrease)	4,024,983	$86,145,868

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Winslow Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Winslow Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Winslow Large Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Winslow Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Winslow Capital personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Portfolio’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that

New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital and New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Winslow Capital to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

24	MainStay VP Winslow Large Cap Growth Portfolio

performance attributable to Winslow Capital as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio. The Board considered that Winslow Capital’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Winslow Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

29	MainStay VP Winslow Large Cap Growth Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31	MainStay VP Winslow Large Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801639	MSVPLG11-02/21 (NYLIAC) NI525

MainStay VP MacKay Common

Stock Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	15.55%	12.98%	13.08%	0.58%
Service Class Shares	6/5/2003	15.26	12.69	12.80	0.83

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
Russell 1000® Index[4]	20.96	15.60	14.01
Morningstar Large Blend Category Average[5]	15.12	12.97	11.56

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,205.50	$3.22	$1,022.22	$2.95	0.58%

Service Class Shares	$1,000.00	$1,204.00	$4.60	$1,020.96	$4.22	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	10.0%

Technology Hardware, Storage & Peripherals	8.0

Interactive Media & Services	5.5

Internet & Direct Marketing Retail	5.3

Semiconductors & Semiconductor Equipment	5.3

IT Services	4.6

Health Care Providers & Services	4.3

Pharmaceuticals	3.9

Biotechnology	3.6

Banks	3.4

Specialty Retail	3.3

Food & Staples Retailing	3.2

Capital Markets	3.0

Household Products	2.7

Exchange-Traded Fund	2.1

Aerospace & Defense	2.0

Health Care Equipment & Supplies	1.9

Machinery	1.7

Hotels, Restaurants & Leisure	1.6

Automobiles	1.4

Oil, Gas & Consumable Fuels	1.4

Equity Real Estate Investment Trusts	1.3

Multiline Retail	1.3

Entertainment	1.2

Life Sciences Tools & Services	1.2

Air Freight & Logistics	1.1

Insurance	1.1

Diversified Financial Services	1.0

Electric Utilities	1.0

Media	1.0

Electronic Equipment, Instruments & Components	0.9%

Food Products	0.9

Beverages	0.8

Construction & Engineering	0.8

Professional Services	0.8

Textiles, Apparel & Luxury Goods	0.8

Building Products	0.7

Metals & Mining	0.7

Multi-Utilities	0.6

Diversified Telecommunication Services	0.5

Electrical Equipment	0.5

Tobacco	0.5

Consumer Finance	0.4

Energy Equipment & Services	0.4

Thrifts & Mortgage Finance	0.4

Leisure Products	0.3

Wireless Telecommunication Services	0.3

Commercial Services & Supplies	0.2

Communications Equipment	0.2

Household Durables	0.2

Independent Power & Renewable Electricity Producers	0.2

Auto Components	0.1

Chemicals	0.1

Health Care Technology	0.1

Industrial Conglomerates	0.0	‡

Road & Rail	0.0	‡

Short-Term Investment	0.3

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	SPDR S&P 500 ETF Trust
6.	Facebook, Inc., Class A

7.	Johnson & Johnson

8.	Procter & Gamble Co.

9.	Tesla, Inc.

10.	Home Depot, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Common Stock Portfolio returned 15.55% for Initial Class shares and 15.26% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 20.96% return of the Russell 1000® Index, which is the secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 15.12% return of the Morningstar Large Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Despite a global pandemic and its profound economic impact, U.S. equity markets showed extraordinary resilience in 2020, ultimately finishing the year at an all-time high, having reached fresh peaks 33 times. After a volatile and chaotic first quarter when the S&P 500® Index gave up 19.6% in gains, its worst quarterly performance since the global financial crisis in 2008 and the weakest first quarter performance since the Great Depression, the Index rebounded 20.5% in the second quarter, posting the best quarterly performance since 1999. U.S. equities went on to rally in the third and fourth quarters of the year, supported by progress in COVID-19 vaccines, improved macroeconomic data, solid corporate earnings, supportive fiscal and monetary policies, and reopening optimism.

Market internals were just as dramatic during the year, with the Russell 1000® Growth Index beating the Russell 1000® Value Index by the largest annual margin in history. A mega-cap growth theme dominated market leadership for most of the reporting period, leading to an investment climate that was unconducive to stock selection as investors piled onto familiar technology and Internet names that were less impacted by “contact economy,” while penalizing smaller and cheaper stocks deemed as risky. Price-indiscriminate behavior and narrow preferences led to a collapse in market breadth and deep concentration in terms of stock, sector and factor performance, creating headwinds for the Portfolio’s diversified and tightly risk-managed investment framework. Intermittent volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals also presented a challenging backdrop for medium- to long-term horizon investing. The Portfolio’s sector positioning enhanced relative performance, offsetting some of the stock selection weakness that stemmed from our model performance in this adverse market dynamic.

Also noteworthy during the reporting period was a significant style rotation observed in the fourth quarter of 2020, as high-

lighted by the record-setting surge in the small-cap-focused Russell 2000® Index. At the same time, value indices finally outperformed growth indices, another indication of improving market breadth. The trend accelerated in November after the U.S. presidential election concluded, and Pfizer and BioNTech reported the surprisingly high level of effectiveness of their new COVID-19 vaccine. The positive vaccine news set off a sharp rally in energy, which had been the weakest performing segment of the market for the reporting period until then, causing the Portfolio’s momentum-related stock selection factors to sharply underperform. However, the long-awaited gains in value-oriented stocks versus their growth-oriented counterparts proved to be a positive development from the Portfolio’s factor and style diversification standpoint.

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

The pandemic-related equity market crash that started in the second half of February 2020 and continued into the March 23 market low point caused liquidity to diminish and volatility to spike, leading to challenges for the Portfolio in terms of trade implementation.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Pandemic-related restrictions on global mobility and economic activities had a disproportionate impact on the value-oriented and small-cap segments of the market, prompting historic losses in those segments during the market crash cited above. Another “black swan” event was observed on November 9, when the unexpected announcement by Pfizer and BioNTech that their vaccine’s efficacy was over 90%, triggered the worst single-day momentum crash as the work-from-home tech theme sharply sold off and beaten down cyclical value stocks rallied, causing momentum to suffer on both sides.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the financials, energy and communication services sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the consumer discretionary, consumer staples and real estate sectors.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay Common Stock Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included consumer electronics maker Apple; Internet & direct marketing retailer Amazon.com; and systems software developer Microsoft. During the same period, the most significant detractors from absolute performance were diversified financial firm JPMorgan Chase; hotel, resort & cruise line operator Norwegian Cruise Line; and aerospace & defense contractor Raytheon Technologies.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of electric automobile maker Tesla, while the largest increase in position size was in Apple. During the same period, the Portfolio’s largest full sale was its position in coffee products maker and retailer Starbucks, while its largest decreased position size was in diversified financial firm Bank of America.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s most substantial exposure increases during the reporting period were in the health care and consumer staples sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in communication services and materials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s most overweight positions relative to the S&P 500® Index were in the health care and consumer discretionary sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the communication services and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 97.7%†
Aerospace & Defense 2.0%
Boeing Co.	12,591	$2,695,230
Huntington Ingalls Industries, Inc.	21,042	3,587,240
Lockheed Martin Corp.	4,783	1,697,869
Northrop Grumman Corp.	3,566	1,086,632
Raytheon Technologies Corp.	36,032	2,576,648
Textron, Inc.	75,865	3,666,555

		15,310,174

Air Freight & Logistics 1.1%
FedEx Corp.	17,752	4,608,774
United Parcel Service, Inc., Class B	21,756	3,663,711

		8,272,485

Auto Components 0.1%
Aptiv PLC	6,406	834,638

Automobiles 1.4%
Tesla, Inc. (a)	15,417	10,879,314

Banks 3.4%
Bank of America Corp.	68,770	2,084,419
Comerica, Inc.	64,882	3,624,309
Fifth Third Bancorp	139,163	3,836,724
First Republic Bank	13,739	2,018,671
JPMorgan Chase & Co.	45,358	5,763,641
Signature Bank	25,062	3,390,638
Synovus Financial Corp.	103,346	3,345,310
Truist Financial Corp.	38,081	1,825,222

		25,888,934

Beverages 0.8%
Coca-Cola Co.	28,801	1,579,447
Molson Coors Beverage Co., Class B	58,213	2,630,646
PepsiCo., Inc.	11,484	1,703,077

		5,913,170

Biotechnology 3.6%
AbbVie, Inc.	36,106	3,868,758
Amgen, Inc.	28,421	6,534,556
Biogen, Inc. (a)	17,037	4,171,680
Exelixis, Inc. (a)	29,730	596,681
Gilead Sciences, Inc.	86,523	5,040,830
Incyte Corp. (a)	21,315	1,853,979
Regeneron Pharmaceuticals, Inc. (a)	4,044	1,953,697
United Therapeutics Corp. (a)	22,736	3,451,097

		27,471,278

Building Products 0.7%
Carrier Global Corp.	19,359	730,221
Masco Corp.	65,515	3,598,739
Trane Technologies PLC	7,824	1,135,732

		5,464,692

	Shares	Value
Capital Markets 3.0%
Ameriprise Financial, Inc.	20,597	$4,002,615
Bank of New York Mellon Corp.	99,468	4,221,422
BlackRock, Inc.	4,720	3,405,669
Cboe Global Markets, Inc.	17,666	1,645,058
Evercore, Inc., Class A	19,636	2,152,891
Raymond James Financial, Inc.	38,272	3,661,482
S&P Global, Inc.	508	166,995
State Street Corp.	55,633	4,048,970

		23,305,102

Chemicals 0.1%
CF Industries Holdings, Inc.	25,417	983,892

Commercial Services & Supplies 0.2%
Waste Management, Inc.	10,704	1,262,323

Communications Equipment 0.2%
Cisco Systems, Inc.	40,795	1,825,576

Construction & Engineering 0.8%
EMCOR Group, Inc.	25,084	2,294,182
Quanta Services, Inc.	51,785	3,729,556

		6,023,738

Consumer Finance 0.4%
SLM Corp.	198,237	2,456,157
Synchrony Financial	14,644	508,293

		2,964,450

Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B (a)	31,286	7,254,285
Jefferies Financial Group, Inc.	17,887	440,020

		7,694,305

Diversified Telecommunication Services 0.5%
AT&T, Inc.	57,916	1,665,664
Verizon Communications, Inc.	42,322	2,486,418

		4,152,082

Electric Utilities 1.0%
Duke Energy Corp.	3,465	317,255
Entergy Corp.	5,216	520,765
FirstEnergy Corp.	38,837	1,188,801
NextEra Energy, Inc.	1,785	137,713
NRG Energy, Inc.	69,777	2,620,126
OGE Energy Corp.	68,289	2,175,688
Southern Co.	14,197	872,122

		7,832,470

Electrical Equipment 0.5%
Regal Beloit Corp.	28,190	3,462,014

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.9%
Arrow Electronics, Inc. (a)	34,341	$3,341,379
FLIR Systems, Inc.	486	21,302
Jabil, Inc.	78,883	3,354,894

		6,717,575

Energy Equipment & Services 0.4%
National Oilwell Varco, Inc.	6,962	95,588
Schlumberger N.V.	38,880	848,751
TechnipFMC PLC	212,805	2,000,367

		2,944,706

Entertainment 1.2%
Netflix, Inc. (a)	4,187	2,264,037
Take-Two Interactive Software, Inc. (a)	14,551	3,023,552
Walt Disney Co. (a)	23,444	4,247,584

		9,535,173

Equity Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc.	2,934	522,897
American Tower Corp.	8,105	1,819,248
Crown Castle International Corp.	10,223	1,627,399
Digital Realty Trust, Inc.	1,157	161,413
Duke Realty Corp.	8,801	351,776
Equinix, Inc.	2,112	1,508,348
Healthpeak Properties, Inc.	7,568	228,781
Host Hotels & Resorts, Inc.	16,752	245,082
Mid-America Apartment Communities, Inc.	2,710	343,330
Prologis, Inc.	17,523	1,746,342
Public Storage	3,605	832,503
Regency Centers Corp.	174	7,933
SBA Communications Corp.	2,633	742,848

		10,137,900

Food & Staples Retailing 3.2%
BJ’s Wholesale Club Holdings, Inc. (a)	31,565	1,176,743
Costco Wholesale Corp.	19,562	7,370,570
Kroger Co.	109,414	3,474,989
Sysco Corp.	57,971	4,304,927
Walmart, Inc.	55,640	8,020,506

		24,347,735

Food Products 0.9%
Ingredion, Inc.	41,994	3,303,668
Tyson Foods, Inc., Class A	58,968	3,799,898

		7,103,566

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	33,625	3,681,601
Danaher Corp.	5,243	1,164,680
Hill-Rom Holdings, Inc.	33,927	3,323,828
Hologic, Inc. (a)	47,642	3,469,767
IDEXX Laboratories, Inc. (a)	5,394	2,696,299
Medtronic PLC	2,903	340,058

		14,676,233

	Shares	Value
Health Care Providers & Services 4.3%
AmerisourceBergen Corp.	20,922	$2,045,335
Anthem, Inc.	16,748	5,377,615
Cardinal Health, Inc.	68,477	3,667,628
HCA Healthcare, Inc.	26,620	4,377,925
Humana, Inc.	11,672	4,788,672
McKesson Corp.	23,172	4,030,074
UnitedHealth Group, Inc.	15,272	5,355,585
Universal Health Services, Inc., Class B	26,312	3,617,900

		33,260,734

Health Care Technology 0.1%
Cerner Corp.	13,262	1,040,802

Hotels, Restaurants & Leisure 1.6%
Chipotle Mexican Grill, Inc. (a)	412	571,325
Darden Restaurants, Inc.	31,511	3,753,590
Domino’s Pizza, Inc.	9,294	3,563,877
McDonald’s Corp.	1,952	418,860
Yum! Brands, Inc.	37,186	4,036,912

		12,344,564

Household Durables 0.2%
PulteGroup, Inc.	38,516	1,660,810

Household Products 2.7%
Colgate-Palmolive Co.	59,286	5,069,546
Kimberly-Clark Corp.	27,909	3,762,970
Procter & Gamble Co.	82,951	11,541,802

		20,374,318

Independent Power & Renewable Electricity Producers 0.2%
AES Corp.	70,420	1,654,870

Industrial Conglomerates 0.0% ‡
Honeywell International, Inc.	875	186,112

Insurance 1.1%
Aflac, Inc.	9,506	422,732
Allstate Corp.	38,527	4,235,273
Hartford Financial Services Group, Inc.	4,387	214,875
Unum Group	138,264	3,171,776

		8,044,656

Interactive Media & Services 5.5%
Alphabet, Inc. (a)
Class A	8,036	14,084,215
Class C	7,653	13,407,138
Facebook, Inc., Class A (a)	55,016	15,028,170

		42,519,523

Internet & Direct Marketing Retail 5.3%
Amazon.com, Inc. (a)	11,148	36,308,256
Booking Holdings, Inc. (a)	6	13,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail (continued)
eBay, Inc.	79,891	$4,014,523
Etsy, Inc. (a)	519	92,335

		40,428,477

IT Services 4.6%
Accenture PLC, Class A	12,370	3,231,168
DXC Technology Co.	150,494	3,875,220
Fidelity National Information Services, Inc.	2,849	403,020
Leidos Holdings, Inc.	24,604	2,586,372
Mastercard, Inc., Class A	20,867	7,448,267
MAXIMUS, Inc.	33,616	2,460,355
PayPal Holdings, Inc. (a)	27,767	6,503,031
Visa, Inc., Class A	40,201	8,793,165

		35,300,598

Leisure Products 0.3%
Polaris, Inc.	21,844	2,081,296

Life Sciences Tools & Services 1.2%
IQVIA Holdings, Inc. (a)	23,351	4,183,799
PRA Health Sciences, Inc. (a)	27,495	3,448,973
Thermo Fisher Scientific, Inc.	2,264	1,054,526
Waters Corp. (a)	1,461	361,480

		9,048,778

Machinery 1.7%
AGCO Corp.	32,173	3,316,715
Deere & Co.	19,827	5,334,454
PACCAR, Inc.	32,131	2,772,263
Parker-Hannifin Corp.	4,683	1,275,696

		12,699,128

Media 1.0%
Charter Communications, Inc., Class A (a)	7,391	4,889,516
Comcast Corp., Class A	42,363	2,219,821
Fox Corp., Class B (a)	9,449	272,887
News Corp., Class A	12,001	215,658

		7,597,882

Metals & Mining 0.7%
Freeport-McMoRan, Inc.	34,452	896,441
Newmont Corp.	73,810	4,420,481

		5,316,922

Multi-Utilities 0.6%
Consolidated Edison, Inc.	14,801	1,069,668
Dominion Energy, Inc.	49,265	3,704,728

		4,774,396

Multiline Retail 1.3%
Dollar General Corp.	21,416	4,503,785
Target Corp.	31,208	5,509,148

		10,012,933

	Shares	Value
Oil, Gas & Consumable Fuels 1.4%
Chevron Corp.	42,946	$3,626,790
Devon Energy Corp.	89,105	1,408,750
EOG Resources, Inc.	557	27,778
Exxon Mobil Corp.	21,120	870,566
HollyFrontier Corp.	137,054	3,542,846
Valero Energy Corp.	23,477	1,328,094

		10,804,824

Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	12,801	794,046
Eli Lilly & Co.	8,967	1,513,988
Johnson & Johnson	84,151	13,243,685
Merck & Co., Inc.	99,324	8,124,703
Perrigo Co. PLC	68,767	3,075,260
Pfizer, Inc.	94,935	3,494,557

		30,246,239

Professional Services 0.8%
ManpowerGroup, Inc.	36,523	3,293,644
Robert Half International, Inc.	47,166	2,946,932

		6,240,576

Road & Rail 0.0% ‡
J.B. Hunt Transport Services, Inc.	1,337	182,701

Semiconductors & Semiconductor Equipment 5.3%
Advanced Micro Devices, Inc. (a)	10,691	980,472
Applied Materials, Inc.	19,432	1,676,982
Broadcom, Inc.	17,336	7,590,567
Intel Corp.	132,986	6,625,362
Lam Research Corp.	9,499	4,486,093
NVIDIA Corp.	14,675	7,663,285
Qorvo, Inc. (a)	23,326	3,878,414
QUALCOMM, Inc.	47,729	7,271,036
Texas Instruments, Inc.	1,317	216,159

		40,388,370

Software 10.0%
Adobe, Inc. (a)	5,736	2,868,688
Autodesk, Inc. (a)	16,244	4,959,943
CDK Global, Inc.	65,508	3,395,280
Citrix Systems, Inc.	28,270	3,677,927
Fortinet, Inc. (a)	25,950	3,854,353
Intuit, Inc.	6,413	2,435,978
Microsoft Corp.	194,185	43,190,628
Oracle Corp.	83,540	5,404,203
salesforce.com, Inc. (a)	21,680	4,824,450
ServiceNow, Inc. (a)	4,331	2,383,912

		76,995,362

Specialty Retail 3.3%
Best Buy Co., Inc.	37,596	3,751,705
Dick’s Sporting Goods, Inc.	4,758	267,447

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Gap, Inc.	105,107	$2,122,110
Home Depot, Inc.	37,790	10,037,780
L Brands, Inc.	91,482	3,402,216
Lithia Motors, Inc., Class A	810	237,063
Lowe’s Cos., Inc.	21,607	3,468,139
TJX Cos., Inc.	28,439	1,942,099

		25,228,559

Technology Hardware, Storage & Peripherals 8.0%
Apple, Inc.	404,847	53,719,149
HP, Inc.	171,051	4,206,144
Xerox Holdings Corp.	152,421	3,534,643

		61,459,936

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	29,735	4,206,610
PVH Corp.	3,204	300,824
Tapestry, Inc.	42,241	1,312,850

		5,820,284

Thrifts & Mortgage Finance 0.4%
New York Community Bancorp, Inc.	304,013	3,207,337

Tobacco 0.5%
Philip Morris International, Inc.	48,442	4,010,513

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (a)	13,836	1,865,785

Total Common Stocks (Cost $574,218,892)		749,800,810

	Shares	Value
Exchange-Traded Fund 2.1%
SPDR S&P 500 ETF Trust	43,259	$16,173,675

Total Exchange-Traded Fund (Cost $15,667,224)		16,173,675

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	2,313,919	2,313,919

Total Short-Term Investment (Cost $2,313,919)		2,313,919

Total Investments (Cost $592,200,035)	100.1%	768,288,404
Other Assets, Less Liabilities	(0.1)	(474,425)
Net Assets	100.0%	$767,813,979

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$749,800,810	$—	$—	$749,800,810
Exchange-Traded Fund	16,173,675	—	—	16,173,675
Short-Term Investment
Affiliated Investment Company	2,313,919	—	—	2,313,919

Total Investments in Securities	$768,288,404	$—	$—	$768,288,404

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $589,886,116)	$765,974,485
Investment in affiliated investment company, at value (identified cost $2,313,919)	2,313,919
Receivables:
Portfolio shares sold	945,789
Dividends	662,122
Securities lending	1,133

Total assets	769,897,448

Liabilities
Payables:
Investment securities purchased	1,205,657
Portfolio shares redeemed	395,356
Manager (See Note 3)	345,206
NYLIFE Distributors (See Note 3)	56,452
Professional fees	39,579
Shareholder communication	32,682
Custodian	7,101
Trustees	897
Accrued expenses	539

Total liabilities	2,083,469

Net assets	$767,813,979

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,293
Additional paid-in capital	542,610,939

542,638,232
Total distributable earnings (loss)	225,175,747

Net assets	$767,813,979

Initial Class
Net assets applicable to outstanding shares	$497,644,132

Shares of beneficial interest outstanding	17,597,166

Net asset value per share outstanding	$28.28

Service Class
Net assets applicable to outstanding shares	$270,169,847

Shares of beneficial interest outstanding	9,695,649

Net asset value per share outstanding	$27.87

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$11,860,187
Securities lending	8,046
Dividends-affiliated	335
Other	27

Total income	11,868,595

Expenses
Manager (See Note 3)	3,865,745
Distribution/Service—Service Class (See Note 3)	621,859
Professional fees	109,939
Shareholder communication	68,762
Custodian	28,546
Trustees	18,131
Miscellaneous	30,761

Total expenses	4,743,743

Net investment income (loss)	7,124,852

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	44,306,392
Net change in unrealized appreciation (depreciation) on unaffiliated investments	43,345,069

Net realized and unrealized gain (loss)	87,651,461

Net increase (decrease) in net assets resulting from operations	$94,776,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,124,852	$9,874,992
Net realized gain (loss)	44,306,392	55,609,434
Net change in unrealized appreciation (depreciation)	43,345,069	110,755,278

Net increase (decrease) in net assets resulting from operations	94,776,313	176,239,704

Distributions to shareholders:
Initial Class	(40,145,517)	(78,373,394)
Service Class	(22,213,114)	(39,245,821)

Total distributions to shareholders	(62,358,631)	(117,619,215)

Capital share transactions:
Net proceeds from sale of shares	95,611,235	49,807,188
Net asset value of shares issued to shareholders in reinvestment of distributions	62,358,631	117,619,215
Cost of shares redeemed	(234,921,020)	(105,597,950)

Increase (decrease) in net assets derived from capital share transactions	(76,951,154)	61,828,453

Net increase (decrease) in net assets	(44,533,472)	120,448,942

Net Assets
Beginning of year	812,347,451	691,898,509

End of year	$767,813,979	$812,347,451

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$26.83	$25.23	$29.75	$25.60	$25.43

Net investment income (loss) (a)	0.28	0.38	0.42	0.43	0.40

Net realized and unrealized gain (loss) on investments	3.68	5.74	(1.69)	5.30	1.82

Total from investment operations	3.96	6.12	(1.27)	5.73	2.22

Less distributions:

From net investment income	(0.43)	(0.43)	(0.49)	(0.39)	(0.40)

From net realized gain on investments	(2.08)	(4.09)	(2.76)	(1.19)	(1.65)

Total distributions	(2.51)	(4.52)	(3.25)	(1.58)	(2.05)

Net asset value at end of year	$28.28	$26.83	$25.23	$29.75	$25.60

Total investment return (b)	15.55%	26.21%	(5.84%)	22.83%	9.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.09%	1.37%	1.40%	1.53%	1.57%

Net expenses (c)	0.58%	0.58%	0.57%	0.57%	0.58%

Portfolio turnover rate	143%	119%	125%	98%	125%

Net assets at end of year (in 000’s)	$497,644	$543,355	$454,804	$639,120	$577,310

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$26.47	$24.94	$29.45	$25.37	$25.23

Net investment income (loss) (a)	0.21	0.31	0.35	0.35	0.33

Net realized and unrealized gain (loss) on investments	3.62	5.67	(1.68)	5.26	1.81

Total from investment operations	3.83	5.98	(1.33)	5.61	2.14

Less distributions:

From net investment income	(0.35)	(0.36)	(0.42)	(0.34)	(0.35)

From net realized gain on investments	(2.08)	(4.09)	(2.76)	(1.19)	(1.65)

Total distributions	(2.43)	(4.45)	(3.18)	(1.53)	(2.00)

Net asset value at end of year	$27.87	$26.47	$24.94	$29.45	$25.37

Total investment return (b)	15.26%	25.89%	(6.08%)	22.52%	8.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83%	1.12%	1.17%	1.28%	1.32%

Net expenses (c)	0.83%	0.83%	0.82%	0.82%	0.83%

Portfolio turnover rate	143%	119%	125%	98%	125%

Net assets at end of year (in 000’s)	$270,170	$268,992	$237,094	$268,526	$194,992

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MacKay Common Stock Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on

19

Notes to Financial Statements (continued)

federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 13 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as

20	MainStay VP MacKay Common Stock Portfolio

Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.54%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,865,745 and paid the Subadvisor in the amount of $1,932,872.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life

Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$41,124	$(38,810)	$—	$—	$2,314	$0	(a)	$—	2,314

(a)	Less than $500.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$594,618,836	$180,493,679	$(6,824,111)	$173,669,568

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$7,442,432	$44,059,011	$4,736	$173,669,568	$225,175,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,229,381	$43,129,250	$22,514,192	$95,105,023

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 13 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

21

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $1,020,711 and $1,154,387, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	2,990,187	$77,797,974
Shares issued to shareholders in reinvestment of distributions	1,546,962	40,145,517
Shares redeemed	(7,190,684)	(182,095,530)

Net increase (decrease)	(2,653,535)	$(64,152,039)

Year ended December 31, 2019:
Shares sold	1,148,674	$31,640,863
Shares issued to shareholders in reinvestment of distributions	3,236,986	78,373,394
Shares redeemed	(2,161,189)	(60,096,250)

Net increase (decrease)	2,224,471	$49,918,007

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	742,721	$17,813,261
Shares issued to shareholders in reinvestment of distributions	868,198	22,213,114
Shares redeemed	(2,077,311)	(52,825,490)

Net increase (decrease)	(466,392)	$(12,799,115)

Year ended December 31, 2019:
Shares sold	671,797	$18,166,325
Shares issued to shareholders in reinvestment of distributions	1,642,047	39,245,821
Shares redeemed	(1,659,491)	(45,501,700)

Net increase (decrease)	654,353	$11,910,446

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a

22	MainStay VP MacKay Common Stock Portfolio

multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule and suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “to make it more likely that there will be a quorum for this petition,” they have “abandoned the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

23

Notes to Financial Statements (continued)

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Common Stock Portfolio	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved, among other related proposals: (i) appointing Wellington as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (iii) modifying the Portfolio’s principal investment strategies and investment process.

24	MainStay VP MacKay Common Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Common Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Common Stock Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Common Stock Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

26	MainStay VP MacKay Common Stock Portfolio

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition,

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

28	MainStay VP MacKay Common Stock Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

30	MainStay VP MacKay Common Stock Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

32	MainStay VP MacKay Common Stock Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Common Stock Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

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New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802145	MSVPCS11-02/21 (NYLIAC) NI511

MainStay VP MacKay Mid Cap Core Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	7/2/2001	11.28%	9.78%	11.03%	0.88%
Service Class Shares	6/5/2003	11.00	9.50	10.75	1.13

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Index[3]	17.10%	13.40%	12.41%
Morningstar Mid-Cap Blend Category Average[4]	12.20	10.52	9.74

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,265.10	$4.90	$1,020.81	$4.37	0.86%

Service Class Shares	$1,000.00	$1,263.50	$6.32	$1,019.56	$5.63	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	9.3%

IT Services	5.2

Equity Real Estate Investment Trusts	5.1

Capital Markets	4.3

Biotechnology	4.2

Specialty Retail	4.2

Health Care Providers & Services	4.1

Life Sciences Tools & Services	4.1

Semiconductors & Semiconductor Equipment	3.7

Electronic Equipment, Instruments & Components	3.2

Banks	2.8

Road & Rail	2.6

Entertainment	2.5

Machinery	2.5

Building Products	2.4

Hotels, Restaurants & Leisure	2.4

Health Care Equipment & Supplies	2.2

Electric Utilities	1.9

Interactive Media & Services	1.9

Internet & Direct Marketing Retail	1.9

Containers & Packaging	1.6

Technology Hardware, Storage & Peripherals	1.5

Electrical Equipment	1.4

Media	1.4

Oil, Gas & Consumable Fuels	1.4

Insurance	1.2

Personal Products	1.2

Commercial Services & Supplies	1.1

Exchange-Traded Funds	1.1

Household Durables	1.1

Construction & Engineering	1.0%

Metals & Mining	1.0

Professional Services	0.9

Textiles, Apparel & Luxury Goods	0.9

Chemicals	0.8

Diversified Consumer Services	0.8

Food Products	0.8

Health Care Technology	0.8

Aerospace & Defense	0.7

Air Freight & Logistics	0.7

Automobiles	0.7

Consumer Finance	0.7

Independent Power & Renewable Electricity Producers	0.7

Multi-Utilities	0.7

Trading Companies & Distributors	0.7

Distributors	0.6

Food & Staples Retailing	0.6

Leisure Products	0.6

Multiline Retail	0.5

Auto Components	0.4

Beverages	0.4

Communications Equipment	0.3

Mortgage Real Estate Investment Trusts	0.3

Pharmaceuticals	0.3

Real Estate Management & Development	0.3

Energy Equipment & Services	0.2

Diversified Financial Services	0.1

Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Cadence Design Systems, Inc.

2.	Synopsys, Inc.

3.	Palo Alto Networks, Inc.

4.	HP, Inc.

5.	IQVIA Holdings, Inc.
6.	Parker-Hannifin Corp.

7.	O’Reilly Automotive, Inc.

8.	Zillow Group, Inc

9.	Chipotle Mexican Grill, Inc.

10.	AutoZone, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Mid Cap Core Portfolio returned 11.28% for Initial Class shares and 11.00% for Service Class shares. Over the same period, both share classes underperformed the 17.10% return of the Russell Midcap® Index, which is the Portfolio’s benchmark, and the 12.20% return of the Morningstar Mid-Cap Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Despite a global pandemic and its profound economic impact, U.S. equity markets showed extraordinary resilience in 2020, ultimately finishing the year at an all-time high, having reached fresh peaks 33 times. After a volatile and chaotic first quarter when the S&P 500® Index gave up 19.6% in gains, its worst quarterly performance since the Global Financial Crisis and the weakest first quarter performance since the Great Depression, the Index rebounded 20.5% in the second quarter, posting the best quarterly performance since 1999. U.S. equities went on to rally in the third and fourth quarters, supported by progress in COVID-19 vaccines, improved macroeconomic data, solid corporate earnings, supportive fiscal and monetary policies, and reopening optimism.

Market internals were just as dramatic during the year, with the Russell 1000® Growth Index beating the Russell 1000® Value Index by the largest annual margin in history. A mega-cap growth theme dominated market leadership for most of the reporting period, leading to an investment climate that was unconducive to stock selection as investors piled onto familiar technology and Internet names that were less impacted by “contact economy,” while penalizing smaller and cheaper stocks deemed as risky. Price-indiscriminate behavior and narrow preferences led to a collapse in market breadth and deep concentration in terms of stock, sector and factor performance, creating headwinds for the Portfolio’s diversified and tightly risk-managed investment framework. Intermittent volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals also presented a challenging backdrop for medium- to long-term horizon investing. The Portfolio’s sector positioning enhanced relative performance, offsetting some of the stock selection weakness that stemmed from our model performance in this adverse market dynamic.

Also noteworthy during the reporting period was a significant style rotation observed in the fourth quarter of 2020, as highlighted by the record-setting surge in the small-cap-focused Russell 2000® Index. At the same time, value indices finally outperformed growth indices, another indication of improving market breadth. The trend accelerated in November after the

U.S. presidential election concluded, and Pfizer and BioNTech reported the surprisingly high level of effectiveness of their new COVID-19 vaccine. The positive vaccine news set off a sharp rally in energy, which was the weakest performing segment of the market for the reporting period until then, causing the Portfolio’s momentum-related stock selection factors to sharply underperform. However, the long-awaited gains in value-oriented stocks versus their growth-oriented counterparts proved to be a positive development from the Portfolio’s factor and style diversification standpoint.

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

The pandemic-related equity market crash that started in the second half of February 2020 and continued into the March 23 market low point caused liquidity to diminish and volatility to spike, challenges for the Portfolio in terms of trade implementation.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Pandemic-related restrictions on global mobility and economic activities had a disproportionate impact on the value-oriented and small-cap segments of the market, prompting historic losses in those segments during the market crash cited above. Another “black swan” event was observed on November 9th, when the unexpected announcement by Pfizer and BioNTech that their vaccine’s efficacy was over 90% triggered the worst single-day momentum crash as the work-from-home tech theme sharply sold off and beaten down cyclical value stocks rallied, causing momentum to suffer on both sides.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the communication services, financials and energy sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the information technology, health care and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay Mid Cap Core Portfolio

included Internet & direct marketing retailer Qurate Retail; application software company Synopsys; and Internet & direct marketing retailer Etsy. During the same period, the most significant detractors from absolute performance were hotel, resort & cruise line operator Norwegian Cruise Line; food distributors US Foods Holding; and multi-sector financial services firm Jefferies Financial Group.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of computer hardware maker HP, while the largest increase in position size was in restaurant chain Chipotle Mexican Grill. During the same period, the Portfolio’s largest full sale was its position in semiconductor maker Lam Research, while its largest decreased position size was in climate control machinery manufacturer Trane Technologies.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell Midcap® Index, the Portfolio’s most substantial exposure increases during the reporting period were in the communication services and industrials sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in the consumer discretionary and financials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s most overweight positions relative to the Russell Midcap® Index were in the health care and information technology sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the materials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 0.7%
Textron, Inc.	123,358	$5,961,892

Air Freight & Logistics 0.7%
XPO Logistics, Inc. (a)	49,125	5,855,700

Auto Components 0.4%
Aptiv PLC	25,363	3,304,545

Automobiles 0.7%
Ford Motor Co.	723,800	6,362,202

Banks 2.8%
First Hawaiian, Inc.	24,994	589,358
First Republic Bank	25,636	3,766,697
PacWest Bancorp	151,947	3,859,454
Signature Bank	42,454	5,743,602
SVB Financial Group (a)	18,112	7,024,377
Synovus Financial Corp.	86,134	2,788,158
Umpqua Holdings Corp.	116,403	1,762,341

		25,533,987

Beverages 0.4%
Boston Beer Co., Inc., Class A (a)	420	417,602
Molson Coors Beverage Co., Class B	79,240	3,580,855

		3,998,457

Biotechnology 4.2%
Alexion Pharmaceuticals, Inc. (a)	39,281	6,137,263
Alkermes PLC (a)	252,544	5,038,253
Exact Sciences Corp. (a)	7,248	960,288
Exelixis, Inc. (a)	275,258	5,524,428
Incyte Corp. (a)	73,480	6,391,290
Moderna, Inc. (a)	27,004	2,821,108
Neurocrine Biosciences, Inc. (a)	7,273	697,117
Seagen, Inc. (a)	22,594	3,957,113
United Therapeutics Corp. (a)	38,515	5,846,192

		37,373,052

Building Products 2.4%
Carrier Global Corp.	158,152	5,965,493
Fortune Brands Home & Security, Inc.	30,323	2,599,287
Johnson Controls International PLC	13,201	615,035
Masco Corp.	106,044	5,824,997
Owens Corning	69,560	5,269,866
Trane Technologies PLC	9,885	1,434,907

		21,709,585

Capital Markets 4.3%
Ameriprise Financial, Inc.	36,578	7,108,203
Cboe Global Markets, Inc.	8,808	820,201
Evercore, Inc., Class A	24,881	2,727,953

	Shares	Value
Capital Markets (continued)
Lazard, Ltd., Class A	128,853	$5,450,482
LPL Financial Holdings, Inc.	54,361	5,665,503
Morningstar, Inc.	2,182	505,286
Nasdaq, Inc.	27,711	3,678,358
Northern Trust Corp.	24,491	2,281,092
Raymond James Financial, Inc.	62,405	5,970,286
State Street Corp.	32,181	2,342,133
T. Rowe Price Group, Inc.	15,977	2,418,758

		38,968,255

Chemicals 0.8%
Cabot Corp.	24,959	1,120,160
CF Industries Holdings, Inc.	58,436	2,262,058
Element Solutions, Inc.	89,544	1,587,615
LyondellBasell Industries N.V., Class A	13,121	1,202,671
Mosaic Co.	58,029	1,335,247

		7,507,751

Commercial Services & Supplies 1.1%
Cintas Corp.	13,069	4,619,369
Clean Harbors, Inc. (a)	69,096	5,258,206
Republic Services, Inc.	3,508	337,820

		10,215,395

Communications Equipment 0.3%
EchoStar Corp., Class A (a)	113,712	2,409,557

Construction & Engineering 1.0%
AECOM (a)	69,386	3,454,035
Quanta Services, Inc.	81,831	5,893,469

		9,347,504

Consumer Finance 0.7%
SLM Corp.	438,696	5,435,444
Synchrony Financial	33,055	1,147,339

		6,582,783

Containers & Packaging 1.6%
Berry Global Group, Inc. (a)	101,509	5,703,791
Crown Holdings, Inc. (a)	27,715	2,777,043
International Paper Co.	112,643	5,600,610

		14,081,444

Distributors 0.6%
LKQ Corp. (a)	155,222	5,470,023

Diversified Consumer Services 0.8%
Graham Holdings Co., Class B	10,406	5,550,352
Grand Canyon Education, Inc. (a)	2,610	243,017
H&R Block, Inc.	39,916	633,068
Terminix Global Holdings, Inc. (a)	12,498	637,523

		7,063,960

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Financial Services 0.1%
Jefferies Financial Group, Inc.	20,471	$503,587

Electric Utilities 1.9%
FirstEnergy Corp.	62,883	1,924,849
NRG Energy, Inc.	162,457	6,100,260
OGE Energy Corp.	166,171	5,294,208
PPL Corp.	124,607	3,513,917

		16,833,234

Electrical Equipment 1.4%
Acuity Brands, Inc.	20,753	2,512,981
GrafTech International, Ltd.	172,195	1,835,599
Regal Beloit Corp.	44,729	5,493,168
Vertiv Holdings Co.	142,752	2,665,180

		12,506,928

Electronic Equipment, Instruments & Components 3.2%
Amphenol Corp., Class A	491	64,208
Arrow Electronics, Inc. (a)	57,308	5,576,068
Avnet, Inc.	119,847	4,207,828
CDW Corp.	23,239	3,062,668
Jabil, Inc.	129,584	5,511,207
SYNNEX Corp.	63,347	5,158,980
Vontier Corp. (a)	154,634	5,164,776

		28,745,735

Energy Equipment & Services 0.2%
National Oilwell Varco, Inc.	118,920	1,632,772

Entertainment 2.5%
Lions Gate Entertainment Corp., Class B (a)	549,650	5,705,367
Roku, Inc. (a)	10,159	3,372,991
Spotify Technology S.A. (a)	19,545	6,150,030
Take-Two Interactive Software, Inc. (a)	35,894	7,458,414

		22,686,802

Equity Real Estate Investment Trusts 5.1%
Alexandria Real Estate Equities, Inc.	12,265	2,185,868
American Homes 4 Rent, Class A	67,699	2,030,970
Apartment Income REIT Corp. (a)	13,994	537,510
Apartment Investment & Management Co., Class A	13,994	73,888
Apple Hospitality REIT, Inc.	120,826	1,559,864
AvalonBay Communities, Inc.	13,309	2,135,163
Boston Properties, Inc.	5,818	549,976
Brixmor Property Group, Inc.	14,441	238,999
Camden Property Trust	8,916	890,887
CoreSite Realty Corp.	1,839	230,390
CubeSmart	38,393	1,290,389
CyrusOne, Inc.	5,339	390,548
Duke Realty Corp.	34,836	1,392,395

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Equity Commonwealth	11,031	$300,926
Equity LifeStyle Properties, Inc.	9,068	574,548
Equity Residential	34,767	2,060,988
Essex Property Trust, Inc.	8,170	1,939,721
Extra Space Storage, Inc.	13,749	1,592,959
Federal Realty Investment Trust	3,668	312,220
First Industrial Realty Trust, Inc.	12,019	506,360
Gaming and Leisure Properties, Inc.	16,165	685,396
Healthcare Trust of America, Inc., Class A	20,547	565,864
Healthpeak Properties, Inc.	50,999	1,541,700
Host Hotels & Resorts, Inc.	156,508	2,289,712
Invitation Homes, Inc.	53,060	1,575,882
Life Storage, Inc.	4,488	535,822
Medical Properties Trust, Inc.	8,199	178,656
Mid-America Apartment Communities, Inc.	15,514	1,965,469
Realty Income Corp.	32,902	2,045,517
Regency Centers Corp.	8,214	374,476
Rexford Industrial Realty, Inc.	11,674	573,310
Simon Property Group, Inc.	20,680	1,763,590
SL Green Realty Corp.	3,341	199,057
STORE Capital Corp.	10,666	362,431
Sun Communities, Inc.	9,122	1,386,088
UDR, Inc.	15,503	595,780
Ventas, Inc.	18,304	897,628
VICI Properties, Inc.	21,745	554,498
W.P. Carey, Inc.	16,321	1,151,936
Weingarten Realty Investors	5,912	128,113
Welltower, Inc.	33,016	2,133,494
Weyerhaeuser Co.	91,150	3,056,259

		45,355,247

Food & Staples Retailing 0.6%
Kroger Co.	180,348	5,727,852

Food Products 0.8%
Ingredion, Inc.	66,797	5,254,920
Pilgrim’s Pride Corp. (a)	22,001	431,439
Tyson Foods, Inc., Class A	23,504	1,514,598

		7,200,957

Health Care Equipment & Supplies 2.2%
Hill-Rom Holdings, Inc.	50,125	4,910,746
Hologic, Inc. (a)	89,385	6,509,910
ICU Medical, Inc. (a)	17,372	3,726,120
IDEXX Laboratories, Inc. (a)	9,066	4,531,822

		19,678,598

Health Care Providers & Services 4.1%
Amedisys, Inc. (a)	518	151,945
AmerisourceBergen Corp.	36,785	3,596,102
Cardinal Health, Inc.	86,434	4,629,405
DaVita, Inc. (a)	41,629	4,887,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (a)	22,304	$4,539,979
McKesson Corp.	42,794	7,442,732
Molina Healthcare, Inc. (a)	28,528	6,067,335
Universal Health Services, Inc., Class B	42,502	5,844,025

		37,158,768

Health Care Technology 0.8%
Cerner Corp.	41,554	3,261,158
Veeva Systems, Inc., Class A (a)	13,548	3,688,443

		6,949,601

Hotels, Restaurants & Leisure 2.4%
Chipotle Mexican Grill, Inc. (a)	5,474	7,590,851
Darden Restaurants, Inc.	3,119	371,535
Domino’s Pizza, Inc.	15,994	6,133,059
Extended Stay America, Inc.	244,140	3,615,714
Hilton Worldwide Holdings, Inc.	2,036	226,525
Wyndham Destinations, Inc.	74,891	3,359,610
Yum China Holdings, Inc.	3,501	199,872

		21,497,166

Household Durables 1.1%
Lennar Corp.
Class A	27,208	2,074,066
Class B	43,688	2,673,705
Mohawk Industries, Inc. (a)	21,404	3,016,894
PulteGroup, Inc.	55,599	2,397,429

		10,162,094

Independent Power & Renewable Electricity Producers 0.7%
Vistra Corp.	304,997	5,996,241

Insurance 1.2%
American National Group, Inc.	840	80,741
Athene Holding, Ltd., Class A (a)	122,167	5,270,284
Unum Group	220,099	5,049,071
Willis Towers Watson PLC	2,247	473,398

		10,873,494

Interactive Media & Services 1.9%
IAC/InterActiveCorp. (a)	36,589	6,928,127
Pinterest, Inc., Class A (a)	42,061	2,771,820
Zillow Group, Inc. (a)
Class A	43,466	5,908,768
Class C	13,497	1,751,911

		17,360,626

Internet & Direct Marketing Retail 1.9%
Etsy, Inc. (a)	38,638	6,874,086
Qurate Retail, Inc., Series A	496,214	5,443,468
Wayfair, Inc., Class A (a)	20,164	4,553,233

		16,870,787

	Shares	Value
IT Services 5.2%
Akamai Technologies, Inc. (a)	60,761	$6,379,297
Amdocs, Ltd.	83,129	5,896,340
Booz Allen Hamilton Holding Corp.	49,301	4,298,061
CACI International, Inc., Class A (a)	21,881	5,455,590
Concentrix Corp. (a)	27,659	2,729,943
DXC Technology Co.	227,022	5,845,817
Gartner, Inc. (a)	2,717	435,236
GoDaddy, Inc., Class A (a)	72,731	6,033,036
Leidos Holdings, Inc.	49,221	5,174,112
Twilio, Inc., Class A (a)	13,111	4,438,074

		46,685,506

Leisure Products 0.6%
Peloton Interactive, Inc., Class A (a)	24,011	3,642,949
Polaris, Inc.	15,095	1,438,252

		5,081,201

Life Sciences Tools & Services 4.1%
Agilent Technologies, Inc.	665	78,796
Avantor, Inc. (a)	2,222	62,549
Bio-Rad Laboratories, Inc., Class A (a)	97	56,545
Bruker Corp.	99,180	5,368,613
Charles River Laboratories International, Inc. (a)	23,395	5,845,475
IQVIA Holdings, Inc. (a)	45,665	8,181,798
PPD, Inc. (a)	151,062	5,169,342
PRA Health Sciences, Inc. (a)	46,776	5,867,581
Syneos Health, Inc. (a)	65,998	4,496,444
Waters Corp. (a)	5,779	1,429,840

		36,556,983

Machinery 2.5%
AGCO Corp.	55,577	5,729,433
Fortive Corp.	84,982	6,018,425
Gates Industrial Corp. PLC (a)	68,702	876,638
Otis Worldwide Corp.	24,582	1,660,514
Parker-Hannifin Corp.	29,845	8,130,076
Timken Co.	1,572	121,610

		22,536,696

Media 1.4%
Altice U.S.A., Inc., Class A (a)	163,979	6,209,885
Fox Corp., Class B (a)	26,745	772,396
News Corp.
Class A	278,053	4,996,612
Class B	12,577	223,493

		12,202,386

Metals & Mining 1.0%
Freeport-McMoRan, Inc.	137,135	3,568,252
Reliance Steel & Aluminum Co.	46,321	5,546,940

		9,115,192

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Mortgage Real Estate Investment Trusts 0.3%
AGNC Investment Corp.	89,638	$1,398,353
Starwood Property Trust, Inc.	72,811	1,405,252

		2,803,605

Multi-Utilities 0.7%
Consolidated Edison, Inc.	34,006	2,457,614
MDU Resources Group, Inc.	156,616	4,125,265

		6,582,879

Multiline Retail 0.5%
Dollar Tree, Inc. (a)	24,468	2,643,523
Kohl’s Corp.	46,410	1,888,423

		4,531,946

Oil, Gas & Consumable Fuels 1.4%
Concho Resources, Inc.	82,381	4,806,931
EQT Corp.	216,819	2,755,770
HollyFrontier Corp.	189,641	4,902,220

		12,464,921

Personal Products 1.2%
Herbalife Nutrition, Ltd. (a)	107,650	5,172,583
Nu Skin Enterprises, Inc., Class A	96,278	5,259,667

		10,432,250

Pharmaceuticals 0.3%
Catalent, Inc. (a)	24,284	2,527,236
Jazz Pharmaceuticals PLC (a)	1,947	321,353
Perrigo Co. PLC	4,906	219,396

		3,067,985

Professional Services 0.9%
FTI Consulting, Inc. (a)	29,132	3,254,627
ManpowerGroup, Inc.	58,219	5,250,189

		8,504,816

Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (a)	46,406	2,910,584

Road & Rail 2.6%
AMERCO	2,718	1,233,863
J.B. Hunt Transport Services, Inc.	30,539	4,173,154
Knight-Swift Transportation Holdings, Inc.	126,797	5,302,651
Landstar System, Inc.	10,488	1,412,314
Old Dominion Freight Line, Inc.	12,136	2,368,705
Ryder System, Inc.	63,906	3,946,835
Schneider National, Inc., Class B	235,386	4,872,490

		23,310,012

Semiconductors & Semiconductor Equipment 3.7%
Cirrus Logic, Inc. (a)	64,543	5,305,435
Entegris, Inc.	27,383	2,631,506
First Solar, Inc. (a)	48,159	4,763,888

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Inphi Corp. (a)	29,308	$4,703,055
KLA Corp.	17,343	4,490,276
MKS Instruments, Inc.	32,072	4,825,232
Qorvo, Inc. (a)	40,092	6,666,097
Skyworks Solutions, Inc.	971	148,447

		33,533,936

Software 9.3%
Alteryx, Inc., Class A (a)	5,028	612,360
Anaplan, Inc. (a)	12,433	893,311
Aspen Technology, Inc. (a)	1,026	133,637
Cadence Design Systems, Inc. (a)	64,243	8,764,672
CDK Global, Inc.	106,908	5,541,042
Citrix Systems, Inc.	47,510	6,181,051
Coupa Software, Inc. (a)	6,401	2,169,363
Crowdstrike Holdings, Inc., Class A (a)	4,298	910,402
DocuSign, Inc. (a)	17,013	3,781,990
Dropbox, Inc., Class A (a)	237,240	5,264,356
Fair Isaac Corp. (a)	11,459	5,856,007
Fortinet, Inc. (a)	47,105	6,996,506
Manhattan Associates, Inc. (a)	6,350	667,893
McAfee Corp., Class A	35,814	597,736
Palo Alto Networks, Inc. (a)	23,195	8,243,271
Proofpoint, Inc. (a)	44,676	6,094,253
RingCentral, Inc., Class A (a)	7,390	2,800,588
SS&C Technologies Holdings, Inc.	74,591	5,426,495
Synopsys, Inc. (a)	33,692	8,734,314
Teradata Corp. (a)	116,511	2,618,002
Zendesk, Inc. (a)	10,839	1,551,278

		83,838,527

Specialty Retail 4.2%
Advance Auto Parts, Inc.	4,300	677,293
AutoNation, Inc. (a)	77,313	5,395,674
AutoZone, Inc. (a)	6,295	7,462,345
Best Buy Co., Inc.	67,500	6,735,825
Dick’s Sporting Goods, Inc.	74,631	4,195,008
L Brands, Inc.	77,101	2,867,386
O’Reilly Automotive, Inc. (a)	17,138	7,756,145
Tractor Supply Co.	17,348	2,438,782

		37,528,458

Technology Hardware, Storage & Peripherals 1.5%
HP, Inc.	333,591	8,203,002
Xerox Holdings Corp.	227,246	5,269,835

		13,472,837

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc.	17,384	1,635,313
Lululemon Athletica, Inc. (a)	1,303	453,483
PVH Corp.	59,192	5,557,537
Tapestry, Inc.	2,202	68,438

		7,714,771

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.7%
United Rentals, Inc. (a)	27,221	$6,312,822
Univar Solutions, Inc. (a)	11,974	227,626

		6,540,448

Total Common Stocks (Cost $705,788,654)		888,902,520

Exchange-Traded Fund 1.1%
iShares Russell Mid-Cap ETF	105,013	7,198,641
SPDR S&P 500 ETF Trust	6,520	2,437,698

Total Exchange-Traded Fund (Cost $9,182,043)		9,636,339

Total Investments (Cost $714,970,697)	100.0%	898,538,859
Other Assets, Less Liabilities	(0.0)‡	(303,983)
Net Assets	100.0%	$898,234,876
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$888,902,520	$—	$—	$888,902,520
Exchange-Traded Fund	9,636,339	—	—	9,636,339

Total Investments in Securities	$898,538,859	$—	$—	$898,538,859

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $714,970,697)	$898,538,859
Cash	32,269
Receivables:
Dividends	816,419
Portfolio shares sold	66,207
Securities lending	408

Total assets	899,454,162

Liabilities
Payables:
Manager (See Note 3)	621,886
Portfolio shares redeemed	393,844
NYLIFE Distributors (See Note 3)	116,110
Professional fees	40,736
Shareholder communication	37,463
Custodian	7,775
Trustees	1,064
Accrued expenses	408

Total liabilities	1,219,286

Net assets	$898,234,876

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,140
Additional paid-in capital	704,207,432

704,272,572
Total distributable earnings (loss)	193,962,304

Net assets	$898,234,876

Initial Class
Net assets applicable to outstanding shares	$346,379,259

Shares of beneficial interest outstanding	24,814,079

Net asset value per share outstanding	$13.96

Service Class
Net assets applicable to outstanding shares	$551,855,617

Shares of beneficial interest outstanding	40,325,964

Net asset value per share outstanding	$13.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$12,413,192
Securities lending	4,363
Dividends-affiliated	3,438
Interest	24
Other	32

Total income	12,421,049

Expenses
Manager (See Note 3)	6,949,310
Distribution/Service—Service Class (See Note 3)	1,218,757
Professional fees	119,013
Shareholder communication	80,896
Custodian	33,810
Trustees	20,706
Miscellaneous	33,722

Total expenses before waiver/reimbursement	8,456,214
Expense waiver/reimbursement from Manager (See Note 3)	(206,391)

Net expenses	8,249,823

Net investment income (loss)	4,171,226

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	12,548,375
Foreign currency transactions	3

Net realized gain (loss)	12,548,378

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	78,527,856
Translation of other assets and liabilities in foreign currencies	1

Net change in unrealized appreciation (depreciation)	78,527,857

Net realized and unrealized gain (loss)	91,076,235

Net increase (decrease) in net assets resulting from operations	$95,247,461

(a)	Dividends recorded net of foreign withholding taxes in the amount of $808.

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,171,226	$6,318,673
Net realized gain (loss)	12,548,378	64,752,691
Net change in unrealized appreciation (depreciation)	78,527,857	112,581,705

Net increase (decrease) in net assets resulting from operations	95,247,461	183,653,069

Distributions to shareholders:
Initial Class	(25,918,174)	(29,305,651)
Service Class	(38,008,170)	(35,122,238)

Total distributions to shareholders	(63,926,344)	(64,427,889)

Capital share transactions:
Net proceeds from sale of shares	74,832,263	95,825,814
Net asset value of shares issued to shareholders in reinvestment of distributions	63,926,344	64,427,889
Cost of shares redeemed	(186,530,560)	(213,935,937)

Increase (decrease) in net assets derived from capital share transactions	(47,771,953)	(53,682,234)

Net increase (decrease) in net assets	(16,450,836)	65,542,946

Net Assets
Beginning of year	914,685,712	849,142,766

End of year	$898,234,876	$914,685,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.56	$11.94	$15.57	$13.37	$13.00

Net investment income (loss) (a)	0.08	0.11	0.16	0.12	0.13

Net realized and unrealized gain (loss) on investments	1.32	2.54	(1.68)	2.42	1.28

Total from investment operations	1.40	2.65	(1.52)	2.54	1.41

Less distributions:

From net investment income	(0.12)	(0.16)	(0.15)	(0.16)	(0.11)

From net realized gain on investments	(0.88)	(0.87)	(1.96)	(0.18)	(0.93)

Total distributions	(1.00)	(1.03)	(2.11)	(0.34)	(1.04)

Net asset value at end of year	$13.96	$13.56	$11.94	$15.57	$13.37

Total investment return (b)	11.28%	22.88%	(11.98%)	19.14%	11.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.65%	0.84%	1.08%	0.87%	1.09%

Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.86%

Expenses (before waiver/reimbursement) (c)	0.89%	0.88%	0.88%	0.88%	0.89%

Portfolio turnover rate	178%	174%	181%	155%	164%

Net assets at end of year (in 000’s)	$346,379	$398,240	$453,343	$503,364	$558,783

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.32	$11.74	$15.35	$13.18	$12.83

Net investment income (loss) (a)	0.05	0.08	0.12	0.09	0.12

Net realized and unrealized gain (loss) on investments	1.28	2.49	(1.66)	2.38	1.24

Total from investment operations	1.33	2.57	(1.54)	2.47	1.36

Less distributions:

From net investment income	(0.09)	(0.12)	(0.11)	(0.12)	(0.08)

From net realized gain on investments	(0.88)	(0.87)	(1.96)	(0.18)	(0.93)

Total distributions	(0.97)	(0.99)	(2.07)	(0.30)	(1.01)

Net asset value at end of year	$13.68	$13.32	$11.74	$15.35	$13.18

Total investment return (b)	11.00%	22.57%	(12.20%)	18.85%	10.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.42%	0.58%	0.83%	0.64%	0.83%

Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.11%

Expenses (before waiver/reimbursement) (c)	1.14%	1.13%	1.13%	1.13%	1.14%

Portfolio turnover rate	178%	174%	181%	155%	164%

Net assets at end of year (in 000’s)	$551,856	$516,445	$395,800	$477,253	$435,287

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on

20	MainStay VP MacKay Mid Cap Core Portfolio

federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 13 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(H)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The

21

Notes to Financial Statements (continued)

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2021 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $6,949,310 and waived fees/reimbursed expenses in the amount of $206,391 and paid the Subadvisor in the amount of $3,371,460.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$2,349	$34,823	$(37,172)	$—	$—	$—	$3	$—	—

22	MainStay VP MacKay Mid Cap Core Portfolio

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$726,420,993	$178,352,104	$(6,234,238)	$172,117,866

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,339,680	$17,275,762	$228,996	$172,117,866	$193,962,304

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments.

The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$26,437,525	$37,488,819	$8,888,934	$55,538,955

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 13 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by

New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $1,461,670 and $1,566,196, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	541,033	$6,496,484
Shares issued to shareholders in reinvestment of distributions	2,114,906	25,918,174
Shares redeemed	(7,201,123)	(92,080,310)

Net increase (decrease)	(4,545,184)	$(59,665,652)

Year ended December 31, 2019:
Shares sold	619,575	$8,402,467
Shares issued to shareholders in reinvestment of distributions	2,337,954	29,305,651
Shares redeemed	(11,560,001)	(155,467,700)

Net increase (decrease)	(8,602,472)	$(117,759,582)

23

Notes to Financial Statements (continued)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	6,166,167	$68,335,779
Shares issued to shareholders in reinvestment of distributions	3,161,762	38,008,170
Shares redeemed	(7,776,625)	(94,450,250)

Net increase (decrease)	1,551,304	$11,893,699

Year ended December 31, 2019:
Shares sold	6,621,506	$87,423,347
Shares issued to shareholders in reinvestment of distributions	2,851,850	35,122,238
Shares redeemed	(4,406,274)	(58,468,237)

Net increase (decrease)	5,067,082	$64,077,348

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On

September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule and suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “to make it more likely that there will be a quorum for this petition,” they have “abandoned the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit

24	MainStay VP MacKay Mid Cap Core Portfolio

Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Mid Cap Core Portfolio	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved, among other related proposals: (i) appointing Wellington as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Mid Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Mid Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP MacKay Mid Cap Core Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Mid Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

28	MainStay VP MacKay Mid Cap Core Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP MacKay Mid Cap Core Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP MacKay Mid Cap Core Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Mid Cap Core Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802521	MSVPMCC11-02/21 (NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	0.24%	0.77%	0.39%	0.44%

7-Day Current Yield = 0.01%; 7-Day Effective Yield = 0.01%.[4]

Benchmark Performance	One Year	Five Years	Ten Years

Average Lipper Variable Products U.S. Government Money Market Portfolio[5]	0.25%	0.73%	0.37%
Average Lipper Variable Products Money Market Portfolio[6]	0.35	0.90	0.45
Morningstar Prime Money Market Category Average[7]	0.38	0.93	0.48

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

As of December 31, 2020, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 0.01%; 7-day effective yield = 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.

5.

The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.

6.

The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

7.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,000.10	$0.50	$1,024.63	$0.51	0.10%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2020, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.24%. For the same period the Portfolio underperformed the 0.25% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and the 0.35% return of the Average Lipper Variable Products Money Market Portfolio. The Portfolio also underperformed the 0.38% return of the Morningstar Prime Money Market Category Average for the 12 months ended December 31, 2020.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

During the reporting period, the Federal Reserve Board (“Fed”) lowered its interest-rate target 150 basis points over a relatively short period of time. (A basis point is one one-hundredth of a percentage point.) This action had a significant negative impact on the Portfolio’s performance.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio extended duration as the Fed lowered interest rates early in the reporting period. As the reporting period went on, we continued to look for term premium in the market. The Portfolio’s duration as of December 31, 2020 was 33 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Oil price instability, the Fed’s rapid reduction of the interest-rate target to zero and the pandemic-related market upheaval all combined to prompt significant decisions for the Portfolio during the reporting period. All of these events occurred over a short period of time in March 2020, forcing a quick reassessment of the Portfolio’s liquidity position, followed by an attempt to remain competitive in a new market landscape.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive contributors to the Portfolio’s performance during the reporting period were one-year floating-rate agencies and U.S. Treasury bills. (Contributions take weightings and total returns into account.) The weakest performing market segment during the same period was agency discount notes.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased several one-year floating rate agency bonds during the reporting period. These offered relatively high yields compared with other assets in the portfolio.

How did the Portfolio’s sector weightings change during the reporting period?

Prior to, and into the beginning of the onset of the pandemic, we added several one-year floating rate agencies to the Portfolio. As the COVID-19 pandemic continued, prices of agencies rose, leading us to shift the Portfolio’s allocation to less expensive U.S. Treasury bills.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2020

	Principal Amount	Amortized Cost

Short-Term Investments 99.6%†
Government Agency Debt 40.2%
Federal Agricultural Mortgage Corp. 0.07%, due 1/13/21 (a)	$12,000,000	$11,999,720
0.081%, due 2/2/21 (a)	7,000,000	6,999,409
0.101%, due 7/30/21 (a)	21,000,000	20,984,075
0.18% (SOFR + 0.09%), due 2/10/21 (b)	25,000,000	25,000,000
Federal Farm Credit Banks (a) 0.091%, due 3/3/21	13,000,000	12,997,577
0.091%, due 3/25/21	15,000,000	14,996,542
0.091%, due 3/26/21	7,000,000	6,998,367
0.091%, due 4/29/21	26,000,000	25,991,478
Federal Home Loan Banks 0.07%, due 1/27/21 (a)	15,500,000	15,499,160
0.081%, due 2/17/21 (a)	40,000,000	39,995,561
0.32% (SOFR + 0.23%), due 4/13/21 (b)	43,000,000	43,000,000
Federal Home Loan Mortgage Corp. 0.12% (SOFR + 0.03%), due 2/24/21 (b)	30,000,000	30,000,000
Federal National Mortgage Association (a) 0.07%, due 1/27/21	53,000,000	52,997,168
0.081%, due 2/17/21	25,000,000	24,997,389

Total Government Agency Debt (Cost $332,456,446)		332,456,446

Treasury Debt 49.1%
United States Treasury Bills (a) 0.03%, due 1/7/21	10,000,000	9,999,883
0.045%, due 1/14/21	83,000,000	82,998,605
0.045%, due 1/21/21	18,040,000	18,039,319
0.045%, due 2/9/21	24,160,000	24,158,090
0.055%, due 2/4/21	3,000,000	2,999,739
0.058%, due 1/28/21	233,000,000	232,986,894
0.06%, due 2/11/21	7,000,000	6,999,399
0.068%, due 2/25/21	28,000,000	27,995,936

Total Treasury Debt (Cost $406,177,865)		406,177,865

Treasury Repurchase Agreements 10.3%
Bank of America N.A. 0.06%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $25,000,167 (Collateralized by a United States Treasury Note with a rate of 3.00% and maturity date of 11/15/44, with a Principal Amount of $19,703,900 and a Market Value of $25,500,042)	25,000,000	25,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
RBC Capital Markets 0.05%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $34,785,193 (Collateralized by United States Treasury Notes with rates between 2.37% and 3.750% maturity dates between 5/15/24 and 11/15/43, with a Principal Amount of $32,784,600 and a Market Value of $35,480,952)	$34,785,000	$34,785,000
Toronto Dominion Bank 0.06%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $25,000,167 (Collateralized by United States Treasury Notes with rates between 0.62% and 1.375% maturity dates between 1/31/22 and 3/31/27, with a Principal Amount of $25,117,400 and a Market Value of $25,500,082)	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $84,785,000)		84,785,000

Total Short-Term Investments (Cost $823,419,311)		823,419,311

Total Investments (Cost $823,419,311)	99.6%	823,419,311
Other Assets, Less Liabilities	0.4	3,630,849
Net Assets	100.0%	$827,050,160

†	Percentages indicated are based on portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

The following abbreviation is used in the preceding pages:

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$332,456,446	$—	$332,456,446
Treasury Debt	—	406,177,865	—	406,177,865
Treasury Repurchase Agreements	—	84,785,000	—	84,785,000

Total Investments in Securities	$—	$823,419,311	$—	$823,419,311

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (amortized cost $738,634,311)	$738,634,311
Repurchase agreements, at value (amortized cost $84,785,000)	84,785,000
Cash	1,701
Receivables:
Portfolio shares sold	4,538,123
Interest	39,749
Other assets	1,458

Total assets	828,000,342

Liabilities
Payables:
Portfolio shares redeemed	853,691
Professional fees	38,793
Shareholder communication	28,702
Manager (See Note 3)	17,343
Custodian	10,622
Trustees	1,031

Total liabilities	950,182

Net assets	$827,050,160

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$826,967
Additional paid-in capital	826,210,909

827,037,876
Total distributable earnings (loss)	12,284

Net assets applicable to outstanding shares	$827,050,160

Shares of beneficial interest outstanding	826,967,365

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$2,110,287
Other	32

Total income	2,110,319

Expenses
Manager (See Note 3)	2,610,699
Professional fees	98,844
Shareholder communication	78,381
Custodian	41,728
Trustees	14,776
Miscellaneous	16,349

Total expenses before waiver/reimbursement	2,860,777
Expense waiver/reimbursement from Manager (See Note 3)	(1,763,351)

Net expenses	1,097,426

Net investment income (loss)	1,012,893

Realized Gain (Loss)
Net realized gain (loss) on investments	7,864

Net increase (decrease) in net assets resulting from operations	$1,020,757

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,012,893	$7,726,350
Net realized gain (loss)	7,864	4,362

Net increase (decrease) in net assets resulting from operations	1,020,757	7,730,712

Distributions to shareholders	(1,012,896)	(7,726,350)

Capital share transactions:
Net proceeds from sale of shares	1,078,323,719	259,579,026
Net asset value of shares issued to shareholders in reinvestment of distributions	1,012,896	7,725,806
Cost of shares redeemed	(648,548,415)	(383,545,027)

Increase (decrease) in net assets derived from capital share transactions	430,788,200	(116,240,195)

Net increase (decrease) in net assets	430,796,061	(116,235,833)

Net Assets
Beginning of year	396,254,099	512,489,932

End of year	$827,050,160	$396,254,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,

	2020		2019	2018	2017		2016

Net asset value at beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Net realized gain (loss) on investments	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡

Less distributions:

From net investment income	0.00	‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return (a)	0.24%		1.78%	1.38%	0.42%		0.02%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.15%		1.78%	1.37%	0.41%		0.02	%(b)

Net expenses	0.16%		0.44%	0.44%	0.44%		0.39	%(c)

Expenses (before waiver/reimbursement)	0.42%		0.44%	0.44%	0.44%		0.49%

Net assets at end of year (in 000’s)	$827,050		$396,254	$512,490	$496,871		$657,487

‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

15

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2020, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counter-

16	MainStay VP U.S. Government Money Market Portfolio

parties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2020, are shown in the Portfolio of Investments.

(I)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(J)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

17

Notes to Financial Statements (continued)

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.

Effective May 1, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended December 31, 2020, the effective management fee rate was 0.39%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,610,699 and waived its fees and/or reimbursed expenses in the amount of $1,763,351 and paid the Subadvisor in the amount of $950,099.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 9 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$12,284	$—	$—	$—	$12,284

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,012,551	$345	$7,726,350	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 9 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class (at $1 per share)	Shares

Year ended December 31, 2020:
Shares sold	1,078,220,316
Shares issued to shareholders in reinvestment of distributions	1,012,804
Shares redeemed	(648,484,735)

Net increase (decrease)	430,748,385

Year ended December 31, 2019:
Shares sold	259,556,928
Shares issued to shareholders in reinvestment of distributions	7,725,188
Shares redeemed	(383,512,974)

Net increase (decrease)	(116,230,858)

Note 7–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of

18	MainStay VP U.S. Government Money Market Portfolio

COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP U.S. Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

20	MainStay VP U.S. Government Money Market Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions

22	MainStay VP U.S. Government Money Market Portfolio

between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay

Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

24	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

25

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

26	MainStay VP U.S. Government Money Market Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

27

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay VP U.S. Government Money Market Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802524	MSVPUSGMM11-02/21 (NYLIAC) NI510

MainStay VP MacKay International

Equity Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	20.85%	10.95%	7.22%	0.96%
Service Class Shares	6/5/2003	20.54	10.68	6.95	1.21

Benchmark Performance	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[3]	10.65%	8.93%	4.92%
MSCI EAFE® Index[4]	7.82	7.45	5.51
Morningstar Foreign Large Growth Category Average[5]	23.45	11.63	7.43

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,260.30	$5.45	$1,020.31	$4.88	0.96%

Service Class Shares	$1,000.00	$1,258.80	$6.87	$1,019.05	$6.14	1.21%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of December 31, 2020 (Unaudited)

United Kingdom	18.2%

Germany	15.1

Japan	10.5

France	8.2

Netherlands	6.7

Denmark	5.1

Spain	5.1

India	4.3

China	3.7

Switzerland	3.3

Taiwan	3.1

United States	2.9%

Sweden	2.8

Brazil	2.0

Ireland	2.0

Mexico	1.4

Canada	1.2

Israel	1.0

Argentina	0.9

Other Assets, Less Liabilities	2.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Koninklijke Philips N.V.

2.	Tencent Holdings, Ltd.

3.	Linde PLC

4.	Prudential PLC

5.	Novo Nordisk A/S, Class B
6.	Deutsche Boerse A.G.

7.	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR

8.	St. James’s Place PLC

9.	Symrise A.G.

10.	Dassault Systemes S.E.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay International Equity Portfolio returned 20.85% for Initial Class shares and 20.54% for Service Class shares. Over the same period, both share classes outperformed the 10.65% return of the MSCI ACWI® Ex U.S. Index, which is the Portfolio’s primary benchmark, and the 7.82% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes underperformed the 23.45% return of the Morningstar Foreign Large Growth Category Average1.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s strong performance relative to the MSCI ACWI® Ex U.S. Index was driven primarily by favorable stock selection on both a country and sector basis, as well as a positive contribution from sector allocation. (Contributions take weightings and total returns into account.) The contribution from country allocation was broadly neutral. From a style perspective, the Portfolio benefited from holding overweight exposure to high-quality growth stocks which were, on average, comparatively resilient to the effects of the COVID-19 pandemic.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were the health care, information technology and financials sectors. In health care, the Portfolio benefited from overweight sector exposure, boosted further by a positive contribution from stock selection. In information technology, the Portfolio benefited from overweight sector exposure partially offset by a negative contribution from stock selection. In the lagging financials sector, the Portfolio benefited from underweight sector exposure aided by a positive contribution from stock selection.

During the same period, the weakest contributors to benchmark-relative performance were the consumer discretionary, materials and real estate sectors. In consumer discretionary, the Portfolio’s performance suffered from negative stock selection and underweight sector exposure. In materials, performance suffered from an overweight sector position and negative stock selection. In real estate, relative returns suffered—mainly from an overweight sector position—while stock selection was broadly neutral.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance during the reporting period came from Taiwanese outsourced semiconductor foundry TSMC; Japanese Internet-based services provider CyberAgent; and Chinese Internet gaming and value-added services provider Tencent. The most significant detractors in terms of contribution to absolute performance were U.K.-domiciled multinational food caterer Compass Group; Indian corporate and retail banking group HDFC Bank; and Mexican client-focused bank Regional.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most substantial purchases during the reporting period included positions in UK-domiciled, global industrial gas provider Linde, and German vertically-integrated exchange operator Deutsche Boerse. The Portfolio’s purchase of shares in Linde, the largest global provider of industrial gasses, reflected our opinion that the company was well positioned to benefit from merger synergies and secular trends, including stricter environmental regulations and efforts to combat climate change. Shares in Deutsche Boerse were added due to the company’s standing as the dominant, vertically-integrated exchange in Europe. The company benefited from several favorable market trends, including a shift to central clearing, trading volumes moving on-exchange from OTC and investment demand shifting to passive from actively-managed products.

The Portfolio’s largest full sales during the same period were in U.K. specialty chemicals company Johnson Matthey and Japanese online apparel shopping site operator ZOZO. We sold the Portfolio’s position in Johnson Matthey as, in our opinion, its core business was becoming gradually marginalized by the increasing penetration of electric vehicles and uncertainty over some of its newer growth platforms. We exited the Portfolio’s position in ZOZO because the company’s sustainable growth appeared constrained by past success within its core niche and by its inability to expand its addressable market.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most substantial sector-weighting increases relative to the MSCI ACWI® Ex U.S. Index were in information technology and financials. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in consumer discretionary and consumer staples. These changes resulted from our bottom-up evaluation of individual stocks relative to one another and not any top-down views on sectors as a whole.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay International Equity Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held its most overweight sector positions relative to the MSCI ACWI® Ex U.S. Index in information technology, health care and materials. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the primary benchmark were in consumer discretionary, consumer staples and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value

Common Stocks 97.4%†
Argentina 0.9%
Globant S.A. (IT Services) (a)	23,846	$5,189,128

Brazil 2.0%
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	744,530	11,229,156

Canada 1.2%
Constellation Software, Inc. (Software)	5,304	6,887,491
Topicus.com, Inc (Software) (a)	9,864	37,276

		6,924,767

China 3.7%
Tencent Holdings, Ltd. (Interactive Media & Services)	286,842	20,868,098

Denmark 5.1%
Chr. Hansen Holding A/S (Chemicals) (a)	89,402	9,192,012
Novo Nordisk A/S, Class B (Pharmaceuticals)	273,834	19,176,560

		28,368,572

France 8.2%
Dassault Systemes S.E. (Software)	80,141	16,266,793
Edenred (IT Services)	244,919	13,886,119
Teleperformance S.E. (Professional Services)	47,346	15,692,058

		45,844,970

Germany 15.1%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies)	34,740	4,621,730
Deutsche Boerse A.G. (Capital Markets)	105,331	17,918,359
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	172,359	14,360,355
SAP S.E. (Software)	112,816	14,777,240
Scout24 A.G. (Interactive Media & Services) (b)	197,325	16,163,214
Symrise A.G. (Chemicals)	127,731	16,915,016

		84,755,914

India 4.3%
HDFC Bank, Ltd. (Banks) (a)	452,308	8,904,403
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	433,956	15,144,436

		24,048,839

Ireland 2.0%
Accenture PLC, Class A (IT Services)	21,306	5,565,340
ICON PLC (Life Sciences Tools & Services) (a)	27,775	5,415,570

		10,980,910

Israel 1.0%
Nice, Ltd., Sponsored ADR (Software) (a)	19,755	5,601,333

	Shares	Value

Japan 10.5%
CyberAgent, Inc. (Media)	211,700	$14,577,376
Menicon Co., Ltd. (Health Care Equipment & Supplies)	123,500	7,475,425
Relo Group, Inc. (Real Estate Management & Development)	445,598	10,780,144
SMS Co., Ltd. (Professional Services)	366,100	14,005,085
TechnoPro Holdings, Inc. (Professional Services)	145,100	12,014,963

		58,852,993

Mexico 1.4%
Regional S.A.B. de C.V. (Banks) (a)	1,656,974	7,663,905

Netherlands 6.7%
Koninklijke DSM N.V. (Chemicals)	90,687	15,598,920
Koninklijke Philips N.V. (Health Care Equipment & Supplies) (a)	408,314	21,838,201

		37,437,121

Spain 5.1%
Amadeus IT Group S.A. (IT Services)	185,726	13,513,698
Industria de Diseno Textil S.A. (Specialty Retail)	468,110	14,891,407

		28,405,105

Sweden 2.8%
Hexagon A.B., Class B (Electronic Equipment, Instruments & Components)	170,342	15,523,656
MIPS A.B. (Leisure Products)	7,084	443,417

		15,967,073

Switzerland 3.3%
Lonza Group A.G., Registered (Life Sciences Tools & Services)	7,611	4,890,023
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	113,747	13,771,349

		18,661,372

Taiwan 3.1%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	157,681	17,193,536

United Kingdom 18.2%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	469,529	7,043,632
Diageo PLC (Beverages)	386,103	15,195,730
Experian PLC (Professional Services)	339,315	12,885,656
HomeServe PLC (Commercial Services & Supplies)	678,674	9,512,894
Linde PLC (Chemicals)	77,432	20,404,106
Prudential PLC (Insurance)	1,060,934	19,542,654
St. James’s Place PLC (Capital Markets)	1,105,898	17,142,106

		101,726,778

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States 2.8%
STERIS PLC (Health Care Equipment & Supplies)	84,173	$15,954,150

Total Common Stocks (Cost $456,410,582)		545,673,720

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
United States 0.1%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	622,364	622,364

Total Short-Term Investment (Cost $622,364)		622,364

Total Investments (Cost $457,032,946)	97.5%	546,296,084
Other Assets, Less Liabilities	2.5	14,049,078
Net Assets	100.0%	$560,345,162
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Current yield as of December 31, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$545,636,444	$—	$37,276	$545,673,720
Short-Term Investment
Affiliated Investment Company	622,364	—	—	622,364

Total Investments in Securities	$546,258,808	$—	$37,276	$546,296,084

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$16,568,308	2.9%
Beverages	15,195,730	2.7
Capital Markets	35,060,465	6.3
Chemicals	62,110,054	11.1
Commercial Services & Supplies	9,512,894	1.7
Electronic Equipment, Instruments & Components	29,295,005	5.2
Equity Real Estate Investment Trusts	7,043,632	1.3
Health Care Equipment & Supplies	49,889,506	8.9
Health Care Providers & Services	25,589,511	4.6
Insurance	19,542,654	3.5
Interactive Media & Services	37,031,312	6.6
IT Services	38,154,285	6.8
Leisure Products	443,417	0.1
Life Sciences Tools & Services	10,305,593	1.8
Media	14,577,376	2.6
Pharmaceuticals	19,176,560	3.4
Professional Services	54,597,762	9.7
Real Estate Management & Development	10,780,144	1.9
Semiconductors & Semiconductor Equipment	17,193,536	3.1
Software	43,570,133	7.8
Specialty Retail	14,891,407	2.7
Thrifts & Mortgage Finance	15,144,436	2.7

	545,673,720	97.4
Short-Term Investment	622,364	0.1
Other Assets, Less Liabilities	14,049,078	2.5

Net Assets	$560,345,162	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $456,410,582)	$545,673,720
Investment in affiliated investment company, at value (identified cost $622,364)	622,364
Cash denominated in foreign currencies (identified cost $12,238,135)	12,259,805
Receivables:
Investment securities sold	5,704,756
Dividends	1,234,954
Portfolio shares sold	70,250
Securities lending	1,452
Other assets	2,214

Total assets	565,569,515

Liabilities
Payables:
Investment securities purchased	3,469,443
Foreign capital gains tax (See Note 2(C))	990,747
Manager (See Note 3)	414,072
Portfolio shares redeemed	180,102
NYLIFE Distributors (See Note 3)	66,056
Professional fees	44,109
Custodian	36,377
Shareholder communication	22,787
Trustees	660

Total liabilities	5,224,353

Net assets	$560,345,162

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,577
Additional paid-in capital	406,321,389

406,351,966
Total distributable earnings (loss)	153,993,196

Net assets	$560,345,162

Initial Class
Net assets applicable to outstanding shares	$245,101,065

Shares of beneficial interest outstanding	13,296,783

Net asset value per share outstanding	$18.43

Service Class
Net assets applicable to outstanding shares	$315,244,097

Shares of beneficial interest outstanding	17,279,743

Net asset value per share outstanding	$18.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,440,809
Securities lending	38,957
Interest	7,080
Dividends-affiliated	2,133
Other	57

Total income	5,489,036

Expenses
Manager (See Note 3)	4,344,566
Distribution/Service—Service Class (See Note 3)	709,591
Custodian	145,810
Professional fees	105,704
Shareholder communication	43,021
Trustees	12,114
Miscellaneous	33,516

Total expenses	5,394,322

Net investment income (loss)	94,714

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	68,711,343
Foreign currency forward transactions	1,907
Foreign currency transactions	191,715

Net realized gain (loss)	68,904,965

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (b)	27,688,024
Translation of other assets and liabilities in foreign currencies	(183,756)

Net change in unrealized appreciation (depreciation)	27,504,268

Net realized and unrealized gain (loss)	96,409,233

Net increase (decrease) in net assets resulting from operations	$96,503,947

(a)	Dividends recorded net of foreign withholding taxes in the amount of $489,324.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(851,095).

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$94,714	$2,794,612
Net realized gain (loss)	68,904,965	28,337,229
Net change in unrealized appreciation (depreciation)	27,504,268	70,681,161

Net increase (decrease) in net assets resulting from operations	96,503,947	101,813,002

Distributions to shareholders:
Initial Class	(13,134,233)	(23,648,369)
Service Class	(17,213,641)	(36,383,426)

Total distributions to shareholders	(30,347,874)	(60,031,795)

Capital share transactions:
Net proceeds from sale of shares	34,835,816	63,009,779
Net asset value of shares issued to shareholders in reinvestment of distributions	30,347,874	60,031,795
Cost of shares redeemed	(83,407,113)	(68,932,644)

Increase (decrease) in net assets derived from capital share transactions	(18,223,423)	54,108,930

Net increase (decrease) in net assets	47,932,650	95,890,137

Net Assets
Beginning of year	512,412,512	416,522,375

End of year	$560,345,162	$512,412,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$16.21	$14.99	$17.46	$13.24	$14.04

Net investment income (loss) (a)	0.03	0.12	0.10	0.07	0.10

Net realized and unrealized gain (loss) on investments	3.24	3.28	(2.00)	4.21	(0.77)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.03	(0.04)	0.03	(0.02)

Total from investment operations	3.27	3.43	(1.94)	4.31	(0.69)

Less distributions:

From net investment income	(0.12)	(0.08)	(0.21)	(0.09)	(0.11)

From net realized gain on investments	(0.93)	(2.13)	(0.32)	—	—

Total distributions	(1.05)	(2.21)	(0.53)	(0.09)	(0.11)

Net asset value at end of year	$18.43	$16.21	$14.99	$17.46	$13.24

Total investment return (b)	20.85%	24.80%	(11.56%)	32.61%	(4.95%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.16%	0.74%	0.55%	0.43%	0.71	% (c)

Net expenses (d)	0.96%	0.96%	0.96%	0.96%	0.95	% (e)

Portfolio turnover rate	135%	66%	46%	49%	28%

Net assets at end of year (in 000’s)	$245,101	$209,278	$158,215	$196,676	$171,048

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$16.06	$14.86	$17.32	$13.13	$13.92

Net investment income (loss) (a)	(0.01)	0.08	0.05	0.03	0.05

Net realized and unrealized gain (loss) on investments	3.20	3.25	(1.99)	4.18	(0.74)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.03	(0.04)	0.03	(0.03)

Total from investment operations	3.19	3.36	(1.98)	4.24	(0.72)

Less distributions:

From net investment income	(0.08)	(0.03)	(0.16)	(0.05)	(0.07)

From net realized gain on investments	(0.93)	(2.13)	(0.32)	—	—

Total distributions	(1.01)	(2.16)	(0.48)	(0.05)	(0.07)

Net asset value at end of year	$18.24	$16.06	$14.86	$17.32	$13.13

Total investment return (b)	20.54%	24.49%	(11.78%)	32.28%	(5.17%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.08%)	0.52%	0.32%	0.18%	0.40	% (c)

Net expenses (d)	1.21%	1.21%	1.21%	1.21%	1.20	% (e)

Portfolio turnover rate	135%	66%	46%	49%	28%

Net assets at end of year (in 000’s)	$315,244	$303,135	$258,307	$310,793	$251,474

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2020, are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

18	MainStay VP MacKay International Equity Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform

19

Notes to Financial Statements (continued)

under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan.

The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also

20	MainStay VP MacKay International Equity Portfolio

reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

As of December 31, 2020, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments. As of December 31, 2020, the Portfolio did not hold any foreign currency forward contracts.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total

Forward Contracts	$1,907	$1,907

Total Net Realized Gain (Loss)	$1,907	$1,907

Average Notional Amount	Foreign Exchange Contracts Risk	Total

Forward Contracts Short (a)	$(287,437)	$(287,437)

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2020, the effective management fee rate was 0.89%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,344,566 and paid the Subadvisor in the amount of $2,172,283.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

21

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$770	$40,329	$(40,477)	$—	$—	$622	$2	$—	622

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$466,415,821	$80,876,750	$(1,005,692)	$79,871,058

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$50,111,230	$24,946,311	$(41,170)	$78,976,825	$153,993,196

The difference between book basis and tax basis unrealized appreciation (deprecation) is primarily due to wash sale adjustments, and mark to market of forwards. The other temporary differences are primarily due to foreign taxes payable.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$8,353,687	$21,994,187	$7,857,422	$52,174,373

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $639,647 and $681,114, respectively.

22	MainStay VP MacKay International Equity Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	713,217	$11,874,962
Shares issued to shareholders in reinvestment of distributions	783,932	13,134,233
Shares redeemed	(1,109,972)	(17,404,149)

Net increase (decrease)	387,177	$7,605,046

Year ended December 31, 2019:
Shares sold	1,746,149	$27,979,808
Shares issued to shareholders in reinvestment of distributions	1,647,701	23,648,369
Shares redeemed	(1,041,402)	(16,855,658)

Net increase (decrease)	2,352,448	$34,772,519

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,552,128	$22,960,854
Shares issued to shareholders in reinvestment of distributions	1,037,498	17,213,641
Shares redeemed	(4,189,934)	(66,002,964)

Net increase (decrease)	(1,600,308)	$(25,828,469)

Year ended December 31, 2019:
Shares sold	2,193,563	$35,029,971
Shares issued to shareholders in reinvestment of distributions	2,557,964	36,383,426
Shares redeemed	(3,257,115)	(52,076,986)

Net increase (decrease)	1,494,412	$19,336,411

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP MacKay International Equity Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

26	MainStay VP MacKay International Equity Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay VP MacKay International Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay VP MacKay International Equity Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MacKay International Equity Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802520	MSVPIE11-02/21 (NYLIAC) NI523

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	0.96%	9.80%	9.59%	0.75%
Service Class Shares	2/17/2012	0.71	9.53	9.32	1.00

Benchmark Performance	One Year	Five Years	Since Inception

Russell 1000® Value Index[3]	2.80%	9.74%	10.89%
S&P 500® Index[4]	18.40	15.22	14.45
Morningstar Large Value Category Average[5]	2.68	9.30	9.72

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,247.60	$4.29	$1,021.32	$3.86	0.76%

Service Class Shares	$1,000.00	$1,246.00	$5.70	$1,020.06	$5.13	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Insurance	8.3%

Banks	6.5

Oil, Gas & Consumable Fuels	5.8

Semiconductors & Semiconductor Equipment	5.8

Electric Utilities	5.3

Capital Markets	5.2

Chemicals	4.5

Equity Real Estate Investment Trusts	4.5

Health Care Equipment & Supplies	4.0

Pharmaceuticals	3.9

Media	3.7

Multi-Utilities	3.7

Food Products	3.3

Health Care Providers & Services	2.9

Aerospace & Defense	2.7

Industrial Conglomerates	2.7

Biotechnology	2.5

Air Freight & Logistics	2.3

Tobacco	2.0

Machinery	1.8

Containers & Packaging	1.7

Software	1.7

Communications Equipment	1.6

Hotels, Restaurants & Leisure	1.2%

Automobiles	1.0

Entertainment	1.0

Household Products	1.0

Commercial Services & Supplies	0.8

Diversified Financial Services	0.8

Multiline Retail	0.8

Professional Services	0.8

Diversified Telecommunication Services	0.7

Energy Equipment & Services	0.7

Leisure Products	0.7

Beverages	0.6

Food & Staples Retailing	0.5

Building Products	0.4

Airlines	0.3

Electrical Equipment	0.3

Electronic Equipment, Instruments & Components	0.3

Specialty Retail	0.3

Auto Components	0.1

Short-Term Investment	1.2

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Southern Co.

2.	QUALCOMM, Inc.

3.	Wells Fargo & Co.

4.	General Electric Co.

5.	DuPont de Nemours, Inc.
6.	Chubb, Ltd.

7.	United Parcel Service, Inc., Class B

8.	Morgan Stanley

9.	MetLife, Inc.

10.	American International Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc., the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP T. Rowe Price Equity Income Portfolio returned 0.96% for Initial Class shares and 0.71% for Service Class shares. Over the same period, both share classes underperformed the 2.80% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the 18.40% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2020, both share classes underperformed the 2.68% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the Russell 1000® Value Index for the reporting period due to sector allocations that detracted from relative performance. On balance, stock selection had a positive impact on relative returns.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

In March, U.S. stocks suffered their worst declines since the financial crisis in late 2008 as the accelerating coronavirus pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of the coronavirus led to the closure of schools, restaurants, and other public facilities, which created extraordinary market volatility on several occasions during the reporting period. The declines brought a decisive end to the record-long bull market that began in 2009.

Stocks began to rebound in the second quarter of 2020 as declining infection rates, hospitalizations and deaths in particularly hard-hit areas uplifted markets. U.S. governors began the process of reopening businesses and public facilities, and some major firms resumed manufacturing in late April. The overall tone of economic data also improved.

In the fourth quarter, another wave of the coronavirus pandemic swept the nation, with record-breaking infection rates, hospitalizations and deaths. Business and public facilities restrictions were reimplemented to curb the spread of the pandemic, though not to the extent seen in March. However, positive news regarding COVID-19 vaccines was reported in November, and several vaccinations were approved for emergency use, which buoyed investor sentiment and positively affected a large segment of the market.

These conditions led to a market environment that was bifurcated and particularly difficult for value investors. Large-cap growth stocks led their large-cap value counterparts throughout most of 2020, as measured by the Russell 1000 Indices. Dividend yield proved to be a headwind, as non-dividend-paying stocks outperformed the top quintile of dividend-paying stocks in the Russell 1000 Value Index. While market conditions can have a meaningful impact on returns in the short run, we believe the consistent application of our philosophy and process will continue to result in superior long-term, risk-adjusted performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The information technology sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index due to stock selection. (Contributions take weightings and total returns into account.) The energy sector added value as well due to favorable stock selection, although overweight allocation to the sector detracted. The real estate sector also had a positive impact on relative returns due to security selection.

The health care sector was the most significant detractor from the Portfolio’s relative returns due to security selection. The consumer staples sector undermined relative results due to security choices. The industrials sector also hurt relative performance due to stock selection and an overweight allocation.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in chipset-maker Qualcomm; global parcel delivery business UPS; and global investment bank Morgan Stanley.

Qualcomm shares gained ground following the market-wide, first-quarter sell-off, stemming from favorable earnings reports and an announced long-term global patent license agreement with Chinese communications giant Huawei Technologies. In early December, the unveiling of Qualcomm’s new Snapdragon 888 5G mobile platform contributed to market confidence in the 5G chipset leader. While we believe that Qualcomm carries an attractive risk/reward profile, especially in light of the company’s continued strength in the 5G marketplace, we trimmed the Portfolio’s position on strength.

UPS stock rose following the coronavirus-related sell-off as stronger-than-expected consumer demand powered the company to significantly better-than-expected quarterly earnings. Although the stock lagged in the fourth quarter as domestic margins fell short of high expectations, we continue to

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP T. Rowe Price Equity Income Portfolio

believe that UPS is likely to make further progress on business-to-consumer profitability and should see continued robust demand for parcel deliveries. We trimmed the Portfolio’s position after the name rallied based on relative valuation.

Shares of Morgan Stanley rebounded from the coronavirus-driven equity market sell-off earlier in the reporting period and climbed along with the broader financials sector, driven by investor optimism following positive news regarding several COVID-19 vaccines and their subsequent distribution. We believe that Morgan Stanley’s relatively high liquidity and continued shift toward higher-margin wealth and asset management businesses should be beneficial going into 2021, but we trimmed the name to moderate the Portfolio’s position.

The most significant detractors from the Portfolio’s absolute performance during the reporting period included multinational financial services company Wells Fargo; global exploration & production energy company Occidental Petroleum; and global bank JPMorgan Chase.

Shares of Wells Fargo registered negative total returns, and was the Portfolio’s main detractor amid challenging market conditions for financial institutions. We believe Wells Fargo has good long-term fundamentals and an attractive valuation. In our view, the bank is set up for an earnings and valuation rerate on the other side of the asset cap and the coronavirus pandemic.

Occidental Petroleum holdings generated negative total returns, weighed down by the collapse in oil prices at the beginning of the reporting period, as well as the ongoing consequences of its 2019 purchase of Anadarko Petroleum. We appreciate the company’s cost-cutting initiatives and its progress in shoring up its balance sheet. However, we remain wary of its highly levered status and trimmed the Portfolio’s position throughout the reporting period to invest in other higher-conviction ideas.

JPMorgan Chase shares returned a negative total performance amid the pandemic-related market downturn that affected many of its financials peers. We trimmed the Portfolio’s position throughout the year, although we continue to like the bank’s above-average balance sheet strength and diversified business lines that are highly levered to consumers.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio established a new position in Volkswagen, the largest global auto manufacturer by volume. We believe the company is well positioned to transition into the age of electric vehicles given its internal buy-in and sizable early investment. The Portfolio also bought shares of petroleum exploration & production company EOG Resources, another new position. We view the company as a leader in onshore discovery and execution and like EOG Resources’ best-in-class management team and technical sophistication.

We believe the company is well positioned to benefit from the continuing stabilization of oil prices.

During the same period, the Portfolio sold part of its positions in Qualcomm and JPMorgan Chase, both described in detail above.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s benchmark, the Russell 1000® Value Index, was reconstituted in late June 2020. Changes to the Portfolio’s relative sector weightings in part reflect the benchmark’s reconstitution rather than solely investment decisions made within the Portfolio.

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the benchmark were in industrials and utilities. As of December 31, 2020, energy and utilities were the Portfolio’s most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio during the reporting period were in utilities and real estate.

The Portfolio’s most substantially underweight positions relative to the Russell 1000® Value Index at the beginning of the reporting period were in the consumer discretionary and communication services sectors. As of December 31, 2020, communication services and consumer discretionary remained the most substantially underweight positions. During the reporting period, the most substantial decreases in relative weighting in the Portfolio occurred in industrials, communication services and information technology.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to its peers. Changes to our sector positioning are a result of our stock selection process.

As of December 31, 2020, the Portfolio’s most notable overweight exposures relative to the Russell 1000® Value Index were in energy, utilities and financials. In the energy sector, after oil prices reached unusually low levels early in 2020, we expect to see a significant response in production levels that should help contribute to price stabilization over time. We have focused on energy companies with strong balance sheets and the ability to sustain operations in this type of environment. The utilities sector contains several companies that deliver durable cash flows and relatively high dividend yields. We are attracted to the durability of utility earnings, and believe that efforts to modernize the U.S. electric grid—while shifting more power production to renewables—offers a multiyear rate-base growth opportunity. The financials sector represents a significant absolute weighting in the portfolio. We tend to prefer defensively

9

positioned names with solid balance sheets and diversified revenue streams as we are mindful of the adverse impact of lower interest rates on bank lending margins and potential weakening of the credit cycle.

As of the same date, the Portfolio’s most significantly underweight exposures relative to the Russell 1000® Value Index were in the communication services, consumer discretionary and industrials sectors. Within the communication services sector, the Portfolio’s primary focus is on the media and entertainment industries, where holdings include companies that produce or distribute must-see content and typically generate strong cash flow. The Portfolio also holds positions in the diversified telecommunication services industry. The consumer discretionary sector is composed of a diverse group of industries, including retailers, diversified consumer services, auto manufacturers, and hotel and restaurant operators. The Portfolio’s underweight exposure to the sector reflects our caution regarding several industries that we believe are exposed to short- and long-term headwinds, such as the continued fallout from the coronavirus pandemic. At the same time, the Portfolio does hold exposure to stocks in select industries that we believe may benefit from continued consumer resilience despite the pandemic. Among industrials, the Portfolio invests in carefully chosen companies that reach many different end markets and have solid business models and/or an ability to generate strong cash flows.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2020

	Principal Amount	Value

Long-Term Bonds 0.3%† Convertible Bonds 0.3%
Insurance 0.3%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,325,000	$1,516,297

Total Long-Term Bonds (Cost $1,325,246)		1,516,297

	Shares
Common Stocks 96.4%
Aerospace & Defense 2.7%
Boeing Co.	31,011	6,638,214
L3Harris Technologies, Inc.	40,793	7,710,693

		14,348,907

Air Freight & Logistics 2.3%
United Parcel Service, Inc., Class B	71,347	12,014,835

Airlines 0.3%
Alaska Air Group, Inc.	32,801	1,705,652

Auto Components 0.1%
Magna International, Inc.	9,400	665,520

Automobiles 1.0%
General Motors Co.	23,675	985,827
Volkswagen A.G., ADR	232,545	4,329,965

		5,315,792

Banks 6.5%
Bank of America Corp.	49,142	1,489,494
Fifth Third Bancorp	278,598	7,680,947
JPMorgan Chase & Co.	37,434	4,756,738
PNC Financial Services Group, Inc.	37,470	5,583,030
Wells Fargo & Co.	494,136	14,913,025

		34,423,234

Beverages 0.6%
Coca-Cola Co.	61,800	3,389,112

Biotechnology 2.5%
AbbVie, Inc.	88,464	9,478,918
Biogen, Inc. (b)	5,300	1,297,758
Gilead Sciences, Inc.	38,023	2,215,220

		12,991,896

Building Products 0.4%
Johnson Controls International PLC	47,799	2,226,955

	Shares	Value
Capital Markets 5.2%
Charles Schwab Corp.	37,100	$1,967,784
Franklin Resources, Inc.	66,861	1,670,856
Goldman Sachs Group, Inc.	11,300	2,979,923
Morgan Stanley	160,041	10,967,610
Raymond James Financial, Inc.	33,938	3,246,848
State Street Corp.	94,287	6,862,208

		27,695,229

Chemicals 4.5%
Akzo Nobel N.V.	11,081	1,189,370
CF Industries Holdings, Inc.	218,148	8,444,509
DuPont de Nemours, Inc.	184,064	13,088,791
PPG Industries, Inc.	8,122	1,171,355

		23,894,025

Commercial Services & Supplies 0.8%
Stericycle, Inc. (b)	57,826	4,009,077

Communications Equipment 1.6%
Cisco Systems, Inc.	192,692	8,622,967

Containers & Packaging 1.7%
International Paper Co.	181,398	9,019,109

Diversified Financial Services 0.8%
Equitable Holdings, Inc.	162,074	4,147,474

Diversified Telecommunication Services 0.7%
AT&T, Inc.	57,145	1,643,490
Verizon Communications, Inc.	30,453	1,789,114

		3,432,604

Electric Utilities 4.5%
Duke Energy Corp.	7,500	686,700
Edison International	79,883	5,018,250
NextEra Energy, Inc.	48,916	3,773,869
Southern Co.	234,735	14,419,771

		23,898,590

Electrical Equipment 0.3%
Emerson Electric Co.	19,606	1,575,734

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity, Ltd.	11,800	1,428,626

Energy Equipment & Services 0.7%
Halliburton Co.	183,358	3,465,466

Entertainment 1.0%
Walt Disney Co. (b)	30,122	5,457,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 4.5%
Equity Residential	102,078	$6,051,184
Rayonier, Inc.	148,629	4,366,720
SL Green Realty Corp.	36,747	2,189,386
Welltower, Inc.	18,200	1,176,084
Weyerhaeuser Co.	298,384	10,004,816

		23,788,190

Food & Staples Retailing 0.5%
Walmart, Inc.	17,532	2,527,238

Food Products 3.3%
Bunge, Ltd.	22,620	1,483,419
Conagra Brands, Inc.	194,061	7,036,652
Mondelez International, Inc., Class A	4,409	257,794
Tyson Foods, Inc., Class A	138,479	8,923,587

		17,701,452

Health Care Equipment & Supplies 3.5%
Becton Dickinson & Co.	28,270	7,073,720
Medtronic PLC	73,844	8,650,086
Zimmer Biomet Holdings, Inc.	16,501	2,542,639

		18,266,445

Health Care Providers & Services 2.9%
Anthem, Inc.	27,474	8,821,627
CVS Health Corp.	98,721	6,742,644

		15,564,271

Hotels, Restaurants & Leisure 1.2%
Las Vegas Sands Corp.	91,150	5,432,540
McDonald’s Corp.	3,400	729,572

		6,162,112

Household Products 1.0%
Kimberly-Clark Corp.	38,047	5,129,877

Industrial Conglomerates 2.7%
General Electric Co.	1,300,779	14,048,413

Insurance 8.0%
American International Group, Inc.	266,057	10,072,918
Chubb, Ltd.	78,315	12,054,245
Loews Corp.	162,132	7,299,183
Marsh & McLennan Cos., Inc.	11,864	1,388,088
MetLife, Inc.	225,135	10,570,088
Willis Towers Watson PLC	5,442	1,146,520

		42,531,042

Leisure Products 0.7%
Mattel, Inc. (b)	220,087	3,840,518

Machinery 1.8%
Caterpillar, Inc.	17,300	3,148,946
Cummins, Inc.	2,943	668,355

	Shares	Value
Machinery (continued)
Flowserve Corp.	11,435	$421,380
PACCAR, Inc.	25,400	2,191,512
Snap-On, Inc.	18,886	3,232,150

		9,662,343

Media 3.7%
Comcast Corp., Class A	180,743	9,470,933
Fox Corp., Class B (b)	123,703	3,572,543
News Corp., Class A	365,447	6,567,082

		19,610,558

Multi-Utilities 3.0%
Ameren Corp.	40,375	3,151,672
NiSource, Inc.	375,058	8,603,831
Sempra Energy	33,005	4,205,167

		15,960,670

Multiline Retail 0.8%
Kohl’s Corp.	99,990	4,068,593

Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	13,349	1,127,323
ConocoPhillips	14,795	591,652
Enbridge, Inc.	80,491	2,574,907
EOG Resources, Inc.	80,500	4,014,535
Exxon Mobil Corp.	92,943	3,831,111
Hess Corp.	18,980	1,001,954
Occidental Petroleum Corp.	41,828	724,043
Targa Resources Corp.	108,127	2,852,390
TC Energy Corp.	97,573	3,973,173
TOTAL S.E.	228,827	9,867,992
TOTAL S.E., Sponsored ADR	8,500	356,235

		30,915,315

Pharmaceuticals 3.9%
GlaxoSmithKline PLC	92,292	1,693,730
GlaxoSmithKline PLC, Sponsored ADR	29,008	1,067,494
Johnson & Johnson	47,122	7,416,060
Merck & Co., Inc.	27,066	2,213,999
Pfizer, Inc.	168,815	6,214,080
Sanofi	20,752	1,995,178

		20,600,541

Professional Services 0.8%
Nielsen Holdings PLC	189,294	3,950,566

Semiconductors & Semiconductor Equipment 5.8%
Applied Materials, Inc.	82,000	7,076,600
NXP Semiconductors N.V.	12,036	1,913,845
QUALCOMM, Inc.	106,742	16,261,076
Texas Instruments, Inc.	34,446	5,653,622

		30,905,143

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software 1.7%
Citrix Systems, Inc.	14,500	$1,886,450
Microsoft Corp.	32,422	7,211,301

		9,097,751

Specialty Retail 0.3%
TJX Cos., Inc.	26,600	1,816,514

Tobacco 2.0%
Altria Group, Inc.	24,800	1,016,800
Philip Morris International, Inc.	112,051	9,276,702

		10,293,502

Total Common Stocks (Cost $410,538,312)		510,169,362

Convertible Preferred Stocks 2.0%
Electric Utilities 0.8%
NextEra Energy, Inc. 5.279%,	37,315	1,897,095
Southern Co. 6.75%,	48,644	2,524,623

		4,421,718

Health Care Equipment & Supplies 0.5%
Becton Dickinson & Co. 6.00%, due 0/0/0 (c)	43,471	2,396,557

Multi-Utilities 0.7%
Sempra Energy
6.00%	28,531	2,846,252
6.75% (c)	8,631	895,294

		3,741,546

Total Convertible Preferred Stocks (Cost $10,147,002)		10,559,821

	Number of Warrants
Warrant 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Occidental Petroleum Corp. (b)	14,792	100,733

Total Warrants (Cost $73,220)		100,733

	Shares	Value
Short-Term Investments 1.2%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	4,433,394	$4,433,394

Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (d)(e)	2,301,366	2,301,366

Total Short-Term Investments (Cost $6,734,760)		6,734,760

Total Investments (Cost $428,818,540)	99.9%	529,080,973
Other Assets, Less Liabilities	0.1	338,963
Net Assets	100.0%	$529,419,936

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $2,267,678. The Portfolio received cash collateral with a value of $2,301,366 (See Note 2(K)).

(d)	Current yield as of December 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$510,169,362	$—	$—	$510,169,362
Convertible Preferred Stocks	10,559,821	—	—	10,559,821
Warrant	100,733	—	—	100,733
Long-Term Bonds
Convertible Bonds	—	1,516,297	—	1,516,297
Short-Term Investments
Affiliated Investment Company	4,433,394	—	—	4,433,394
Unaffiliated Investment Company	2,301,366	—	—	2,301,366

Total Short-Term Investments	6,734,760	—	—	6,734,760

Total Investments in Securities	$527,564,676	$1,516,297	$—	$529,080,973

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $424,385,146) including securities on loan of $2,267,678	$524,647,579
Investment in affiliated investment company, at value (identified cost $4,433,394)	4,433,394
Receivables:
Investment securities sold	3,438,088
Dividends and interest	951,894
Portfolio shares sold	2,032
Securities lending	916

Total assets	533,473,903

Liabilities
Cash collateral received for securities on loan	2,301,366
Payables:
Investment securities purchased	1,155,119
Manager (See Note 3)	328,435
Portfolio shares redeemed	143,752
NYLIFE Distributors (See Note 3)	48,187
Professional fees	41,980
Shareholder communication	26,253
Custodian	7,452
Trustees	657
Accrued expenses	766

Total liabilities	4,053,967

Net assets	$529,419,936

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,877
Additional paid-in capital	417,427,435

417,473,312
Total distributable earnings (loss)	111,946,624

Net assets	$529,419,936

Initial Class
Net assets applicable to outstanding shares	$302,584,100

Shares of beneficial interest outstanding	26,177,390

Net asset value per share outstanding	$11.56

Service Class
Net assets applicable to outstanding shares	$226,835,836

Shares of beneficial interest outstanding	19,699,227

Net asset value per share outstanding	$11.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$17,525,625
Interest	106,539
Securities lending	37,378
Dividends-affiliated	29,218
Other	19

Total income	17,698,779

Expenses
Manager (See Note 3)	4,151,428
Distribution/Service—Service Class (See Note 3)	535,144
Professional fees	102,643
Shareholder communication	59,871
Custodian	33,498
Trustees	15,078
Miscellaneous	25,990

Total expenses	4,923,652

Net investment income (loss)	12,775,127

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,829,305
Futures transactions	252,575
Foreign currency transactions	14,822

Net realized gain (loss)	2,096,702

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(30,280,646)
Translation of other assets and liabilities in foreign currencies	(2,925)

Net change in unrealized appreciation (depreciation)	(30,283,571)

Net realized and unrealized gain (loss)	(28,186,869)

Net increase (decrease) in net assets resulting from operations	$(15,411,742)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $272,599.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,775,127	$15,857,120
Net realized gain (loss)	2,096,702	42,585,435
Net change in unrealized appreciation (depreciation)	(30,283,571)	108,962,641

Net increase (decrease) in net assets resulting from operations	(15,411,742)	167,405,196

Distributions to shareholders:
Initial Class	(35,016,325)	(44,741,064)
Service Class	(22,876,840)	(25,702,898)

Total distributions to shareholders	(57,893,165)	(70,443,962)

Capital share transactions:
Net proceeds from sale of shares	38,760,574	18,551,651
Net asset value of shares issued to shareholders in reinvestment of distributions	57,893,165	70,443,962
Cost of shares redeemed	(220,766,449)	(147,949,625)

Increase (decrease) in net assets derived from capital share transactions	(124,112,710)	(58,954,012)

Net increase (decrease) in net assets	(197,417,617)	38,007,222

Net Assets
Beginning of year	726,837,553	688,830,331

End of year	$529,419,936	$726,837,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019		2018	2017	2016

Net asset value at beginning of year	$12.89	$11.39		$14.10	$12.99	$11.97

Net investment income (loss) (a)	0.25	0.29		0.29	0.24	0.27

Net realized and unrealized gain (loss) on investments	(0.33)	2.58		(1.40)	1.83	1.90

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00		(0.00)	0.00	(0.00)

Total from investment operations	(0.08)	2.87		(1.11)	2.07	2.17

Less distributions:

From net investment income	(0.40)	(0.31)		(0.29)	(0.30)	(0.25)

From net realized gain on investments	(0.85)	(1.06)		(1.31)	(0.66)	(0.90)

Total distributions	(1.25)	(1.37)		(1.60)	(0.96)	(1.15)

Net asset value at end of year	$11.56	$12.89		$11.39	$14.10	$12.99

Total investment return (b)	0.96%	26.36	%(c)	(9.38%)	16.20%	18.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.32%	2.30%		2.11%	1.78%	2.18%

Net expenses (d)	0.76%	0.75%		0.77%	0.77%	0.78%

Portfolio turnover rate	28%	16%		22%	24%	23%

Net assets at end of year (in 000’s)	$302,584	$464,120		$431,672	$469,556	$472,125

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019		2018	2017	2016

Net asset value at beginning of year	$12.83	$11.34		$14.04	$12.94	$11.93

Net investment income (loss) (a)	0.22	0.26		0.25	0.21	0.24

Net realized and unrealized gain (loss) on investments	(0.33)	2.56		(1.39)	1.82	1.89

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00		(0.00)	0.00	(0.00)

Total from investment operations	(0.11)	2.82		(1.14)	2.03	2.13

Less distributions:

From net investment income	(0.36)	(0.27)		(0.25)	(0.27)	(0.22)

From net realized gain on investments	(0.85)	(1.06)		(1.31)	(0.66)	(0.90)

Total distributions	(1.21)	(1.33)		(1.56)	(0.93)	(1.12)

Net asset value at end of year	$11.51	$12.83		$11.34	$14.04	$12.94

Total investment return (b)	0.71%	26.04	%(c)	(9.61%)	15.91%	18.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.05%	2.05%		1.84%	1.54%	1.93%

Net expenses (d)	1.01%	1.00%		1.02%	1.02%	1.03%

Portfolio turnover rate	28%	16%		22%	24%	23%

Net assets at end of year (in 000’s)	$226,836	$262,717		$257,159	$348,450	$318,059

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2020, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation

20	MainStay VP T. Rowe Price Equity Income Portfolio

techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios

21

Notes to Financial Statements (continued)

when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in

22	MainStay VP T. Rowe Price Equity Income Portfolio

futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any futures contracts.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $2,267,678 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,301,366.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage cash flows and be able to avoid making a market timing call by focusing on making bottom-up investment decisions without sacrificing liquidity. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:	Equity Contracts Risk	Total

Futures Contracts	$252,575	$252,575

Total Net Realized Gain (Loss)	$252,575	$252,575

Average Notional Amount	Equity Contracts Risk	Total

Futures Contracts Long (a)	$2,480,825	$2,480,825

(a)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the

23

Notes to Financial Statements (continued)

Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.72%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,151,428 and paid the Subadvisor in the amount of $1,706,645.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the

Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$10,457	$90,310	$(96,334)	$—	$—	$4,433	$29	$—	4,433

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$438,111,337	$109,276,267	$(18,306,631)	$90,969,636

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$14,259,158	$6,576,129	$141,596	$90,969,741	$111,946,624

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative convertible bond adjustments, and debt to equity adjustments. The other temporary differences are primarily due to deferred dividends from REITs.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains

$19,264,249	$38,628,916	$16,662,550	$53,781,412

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to

24	MainStay VP T. Rowe Price Equity Income Portfolio

secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $161,871 and $325,884, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	3,081,157	$28,201,342
Shares issued to shareholders in reinvestment of distributions	3,500,827	35,016,325
Shares redeemed	(16,423,541)	(175,944,865)

Net increase (decrease)	(9,841,557)	$(112,727,198)

Year ended December 31, 2019:
Shares sold	1,291,981	$16,219,640
Shares issued to shareholders in reinvestment of distributions	3,816,533	44,741,064
Shares redeemed	(7,002,642)	(89,672,782)

Net increase (decrease)	(1,894,128)	$(28,712,078)

Service Class	Shares	Amount
Year ended December 31, 2020:
Shares sold	1,070,152	$10,559,232
Shares issued to shareholders in reinvestment of distributions	2,294,568	22,876,840
Shares redeemed	(4,138,334)	(44,821,584)

Net increase (decrease)	(773,614)	$(11,385,512)

Year ended December 31, 2019:
Shares sold	187,553	$2,332,011
Shares issued to shareholders in reinvestment of distributions	2,200,234	25,702,898
Shares redeemed	(4,599,868)	(58,276,843)

Net increase (decrease)	(2,212,081)	$(30,241,934)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP T. Rowe Price Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP T. Rowe Price Equity Income Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP T. Rowe Price Equity Income Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and T. Rowe in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or T. Rowe that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and T. Rowe in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and T. Rowe personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and T. Rowe. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the oppor-

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

tunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and T. Rowe

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of T. Rowe, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of T. Rowe and ongoing analysis of, and interactions with, T. Rowe with respect to, among other things, the Portfolio’s investment performance and risks as well as T. Rowe’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that T. Rowe provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated T. Rowe’s experience in serving as subadvisor to the Portfolio and advising other portfolios and T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe and New York Life Investments’ and T. Rowe’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and T. Rowe and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed T. Rowe’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and T. Rowe to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to T. Rowe as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition,

28	MainStay VP T. Rowe Price Equity Income Portfolio

the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and T. Rowe regarding the Portfolio’s investment performance.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and T. Rowe due to their relationships with the Portfolio. The Board considered that T. Rowe’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of T. Rowe’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and T. Rowe and acknowledged that New York Life Investments and T. Rowe must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and T. Rowe to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to T. Rowe, the Board considered that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and T. Rowe, acknowledging that any such profits are based on the subadvisory fee paid to T. Rowe by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to T. Rowe is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802523	MSVPTRPE11-02/21 (NYLIAC) NI531

MainStay VP Mellon Natural Resources Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	6.89%	4.84%	–4.02%	0.88%

Benchmark Performance	One Year	Five Years	Since Inception

S&P Global Natural Resources Sector Index[4]	0.68%	10.85%	1.40%
S&P North American Natural Resources Sector Index[5]	–19.01	–0.08	–3.36
Morningstar Natural Resources Category Average[6]	13.37	8.58	0.39

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P North American Natural Resources Sector Index is the Portfolio’s secondary benchmark. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mellon Natural Resources Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,320.30	$4.84	$1,020.96	$4.22	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mellon Natural Resources Portfolio

Country Composition as of December 31, 2020 (Unaudited)

United States	65.6%

Canada	13.2

South Africa	4.8

Luxembourg	4.2

Norway	3.9

Brazil	3.7

Denmark	1.7

Zambia	1.5%

Italy	1.3

Peru	1.2

Other Assets, Less Liabilities	–1.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	ConocoPhillips

2.	ArcelorMittal S.A.

3.	Barrick Gold Corp.

4.	Newmont Corp.

5.	Kinross Gold Corp.
6.	Hess Corp.

7.	Mosaic Co.

8.	Freeport-McMoRan, Inc.

9.	Bunge, Ltd.

10.	Petroleo Brasileiro S.A., Sponsored ADR

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, David S. Intoppa, CFA and David Wehbe, CFA.1 of Mellon Investments Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Mellon Natural Resources Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Mellon Natural Resources Portfolio returned 6.89% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the 0.68% return of the S&P Global Natural Resources Sector Index, which is the Portfolio’s primary benchmark, and the -19.01% return of the S&P North American Natural Resources Sector Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2020, Initial Class shares underperformed the 13.37% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the S&P Global Natural Resources Sector Index during the reporting period was largely related to energy, where a steep, pandemic-related sell-off gave way to a substantial but volatile recovery. Relative performance benefited from the Portfolio’s sizeable positions in gold and next generation energy, which provided offsets. While energy underperformed for the reporting period as a whole, it became a major tailwind as 2020 drew to a close.

Were there any changes to the Portfolio during the reporting period?

Effective November 12, 2020, Brock Campbell, Albert Chu and David S. Intoppa were added as portfolio managers to the portfolio. Effective November 20, 2020, Robin Wehbe no longer served as portfolio manager for the portfolio.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The initial onset of the COVID-19 pandemic affected global markets. In turn, this materially impacted the Portfolio’s performance at the onset, but then as markets recovered, the portfolio also recovered during the reporting period. COVID-19 had no effect on the Portfolio’s liquidity during this period.

Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

Energy was the biggest headwind during the reporting period as the COVID pandemic led to a global travel shutdown. However, the Portfolio’s underweight energy exposure bolstered relative performance during most of the year. Overweight exposure to copper and next generation energy also enhanced relative per-

formance. We were further able to augment performance through tactical gold positioning.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance came from miners Freeport-McMoRan, Barrick Gold and Newmont. (Contributions take weightings and total returns into account.) Shares of Freeport-McMoRan outperformed significantly given the company’s high copper exposure at a time of rising copper prices on renewed economic optimism, copper’s role as an energy transition metal and demand data out of China. Shares of large, quality gold miner Barrick Gold rose as investors sought safe harbors and sold higher-risk assets. Barrick Gold also benefited as it successfully integrated past acquisitions. As of the end of the reporting period, we maintained a favorable outlook for gold amid the prevailing volatile and uncertain climate.

The most significant detractors from the Portfolio’s absolute performance during the same period included positions in integrated energy company BP; energy services provider Schlumberger; and oil & gas exploration & production company ConocoPhillips. In our opinion, BP has a solid portfolio of assets with opportunities to create value. However, shares were negatively affected by a dividend reduction, management transition and lingering investor skepticism regarding the company’s new strategy in renewable energy. Schlumberger was particularly stressed due to challenging energy sector conditions as its energy sector customers slashed spending, and capital expenditures dried up when crude oil prices collapsed. Although oil markets later recovered, customers remained more cautious and disciplined. Investors sold ConocoPhillips shares along with the broader sell-off in oil stocks despite the company’s robust portfolio of assets and its shareholder capital return program. Investors also displayed some skepticism when the company acquired Concho Resources during the reporting period. However, we believe this was a good acquisition and remain highly confident in the Portfolio’s position.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares in Kinross Gold, thereby diversifying its large-cap gold exposure beyond Barrick Gold and Newmont. We believe Kinross was trading at a substantial valuation discount. We added precious metals miner Sibanye Stillwater to the Portfolio, as we believe the supply and demand dynamics for Platinum Group Metals (“PGM”) are very attractive.

1.	Robin Wehbe served as a portfolio manager of the Portfolio until November 20, 2020.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Mellon Natural Resources Portfolio

The industry is currently experiencing supply outages amid a robust recovery in demand, and we believe PGM may play an important role in the ongoing transition to renewable energy due to its role in fuel cells, enabling Sibanye Stillwater to generate substantial free cash flow. The Portfolio also purchased shares of Nel ASA, one of the few pure plays in hydrogen. As one of the few leading, established manufacturers of electrolyzers for the global hydrogen industry, the company is well positioned to benefit from the evolution of the green hydrogen economy.

Notable sales during the same period included integrated energy company BP; oil & gas equipment & services provider Saipem; and industrial metals miner Teck Resources. In all three cases, we sold the Portfolio’s holdings in favor of more compelling risk/reward opportunities.

How did the Portfolio’s subsector and subindustry weightings change during the reporting period?

Relative to the S&P Global Natural Resources Sector Index, the Portfolio increased its overweight exposure to domestic onshore upstream oil & gas producers, and increased its exposure to agriculture and precious metals, shifting from an underweight position to an overweight position in both sectors. Conversely, the Portfolio reduced its exposure to integrated energy, and forest products & other, thereby deepening its underweight exposure in both areas, and trimmed its overweight positions in energy services and refining & chemicals.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, we continue to target areas of high alpha3 generation, seeking attractive individual positions, as well as attempting to select the right commodities and thematic exposures. The team always strives to make the most efficient use of capital, building active positions with high conviction and differentiation balanced with diligent risk management. We look for positions where positive specific commodities outlooks, bottom-up company stories and broader macro tailwinds are all aligned.

On a sector basis, as of the same date, the Portfolio holds relatively overweight exposure to agriculture and energy transition. We believe the Portfolio is well positioned, with market-weight exposure to metals & mining and the ability to opportunistically increase exposure to gold. The Portfolio also holds overweight exposure to oil & natural gas (which tends to have low correlation with broader energy and oil) and anticipate further increases in exposure. The portfolio is underweight integrated energy, and forest products. Additionally, the portfolio maintains a relatively underweight exposure to metals & mining.

3.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 99.6%†
Brazil 3.7%
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	801,679	$8,866,570

Canada 13.2%
Alamos Gold, Inc., Class A (Metals & Mining)	301,902	2,641,643
Barrick Gold Corp. (Metals & Mining)	416,428	9,486,489
Kinross Gold Corp. (Metals & Mining)	1,237,213	9,078,144
Lundin Mining Corp. (Metals & Mining)	532,108	4,723,718
MP Materials Corp. (Metals & Mining) (a)(b)	79,126	2,545,483
Norbord, Inc. (Paper & Forest Products)	71,797	3,099,979

		31,575,456

Denmark 1.7%
Orsted A/S (Electric Utilities) (c)	20,505	4,185,209

Italy 1.3%
Enel S.p.A. (Electric Utilities)	299,707	3,030,150

Luxembourg 4.2%
ArcelorMittal S.A. (Metals & Mining) (a)	432,100	9,966,280

Norway 3.9%
Equinor ASA (Oil, Gas & Consumable Fuels)	459,325	7,765,013
NEL ASA (Electrical Equipment) (a)	433,856	1,465,372

		9,230,385

Peru 1.2%
Southern Copper Corp. (Metals & Mining)	42,736	2,782,968

South Africa 4.8%
Anglo American PLC (Metals & Mining)	251,012	8,322,317
Sibanye Stillwater, Ltd. (Metals & Mining)	801,201	3,271,321

		11,593,638

United States 64.1%
Archer-Daniels-Midland Co. (Food Products)	168,311	8,484,558
Array Technologies, Inc. (Electrical Equipment) (a)	32,510	1,402,481
Bunge, Ltd. (Food Products)	135,448	8,882,680
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	105,634	1,719,722
Casella Waste Systems, Inc., Class A (Commercial Services & Supplies) (a)	59,230	3,669,298
CF Industries Holdings, Inc. (Chemicals)	195,558	7,570,050
Clean Harbors, Inc. (Commercial Services & Supplies) (a)	32,662	2,485,578
CNX Resources Corp. (Oil, Gas & Consumable Fuels) (a)	207,792	2,244,154
Coeur Mining, Inc. (Metals & Mining) (a)	373,873	3,869,586

	Shares	Value
United States (continued)
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	464,586	$2,030,241
ConocoPhillips (Oil, Gas & Consumable Fuels)	254,862	10,191,931
Corteva, Inc. (Chemicals)	226,024	8,751,649
Covanta Holding Corp. (Commercial Services & Supplies)	234,896	3,084,184
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	303,228	4,794,035
EQT Corp. (Oil, Gas & Consumable Fuels)	418,738	5,322,160
Freeport-McMoRan, Inc. (Metals & Mining)	343,576	8,939,848
Hess Corp. (Oil, Gas & Consumable Fuels)	171,527	9,054,910
Itron, Inc. (Electronic Equipment, Instruments & Components) (a)	28,800	2,761,920
Louisiana-Pacific Corp. (Paper & Forest Products)	128,790	4,787,124
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	206,657	8,547,334
Mosaic Co. (Chemicals)	390,261	8,979,906
Newmont Corp. (Metals & Mining)	155,163	9,292,712
NextEra Energy Partners, L.P. (Independent Power & Renewable Electricity Producers)	57,535	3,857,722
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	77,496	8,826,019
Range Resources Corp. (Oil, Gas & Consumable Fuels)	302,077	2,023,916
Steel Dynamics, Inc. (Metals & Mining)	108,751	4,009,649
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	133,277	7,539,480

		153,122,847

Zambia 1.5%
First Quantum Minerals, Ltd. (Metals & Mining)	196,171	3,521,492

Total Common Stocks (Cost $205,084,803)		237,874,995

Short-Term Investments 1.5%
Affiliated Investment Company 0.4%
United States 0.4%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	1,065,234	1,065,234

10	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 1.1%
United States 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (d)(e)	2,624,189	$2,624,189

Total Short-Term Investments (Cost $3,689,423)		3,689,423

Total Investments (Cost $208,774,226)	101.1%	241,564,418
Other Assets, Less Liabilities	(1.1)	(2,656,115)
Net Assets	100.0%	$238,908,303

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $2,520,005. The Portfolio received cash collateral with a value of $2,624,189 (See Note 2(J)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Current yield as of December 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Chemicals	$25,301,605	10.6%
Commercial Services & Supplies	9,239,060	3.9
Electric Utilities	7,215,359	3.0
Electrical Equipment	2,867,853	1.2
Electronic Equipment, Instruments & Components	2,761,920	1.2
Food Products	17,367,238	7.3
Independent Power & Renewable Electricity Producers	3,857,722	1.6
Metals & Mining	82,451,650	34.5
Oil, Gas & Consumable Fuels	78,925,485	33.0
Paper & Forest Products	7,887,103	3.3

	237,874,995	99.6
Short-Term Investment	3,689,423	1.5
Other Assets, Less Liabilities	(2,656,115)	–1.1

Net Assets	$238,908,303	100.0%

†	Percentages indicated are based on Portfolio net assets.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$237,874,995	$—	$—	$237,874,995
Short-Term Investments
Affiliated Investment Company	1,065,234	—	—	1,065,234
Unaffiliated Investment Company	2,624,189	—	—	2,624,189

Total Short-Term Investments	3,689,423	—	—	3,689,423

Total Investments in Securities	$241,564,418	$—	$—	$241,564,418

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $207,708,992) including securities on loan of $2,520,005	$240,499,184
Investment in affiliated investment company, at value (identified cost $1,065,234)	1,065,234
Cash denominated in foreign currencies (identified cost $21,039)	21,020
Cash	2,329
Receivables:
Dividends	285,608
Securities lending	7,390
Portfolio shares sold	4,359

Total assets	241,885,124

Liabilities
Cash collateral received for securities on loan	2,624,189
Payables:
Manager (See Note 3)	158,851
Portfolio shares redeemed	136,456
Professional fees	35,688
Shareholder communication	10,921
Custodian	10,343
Trustees	277
Accrued expenses	96

Total liabilities	2,976,821

Net assets	$238,908,303

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,499
Additional paid-in capital	430,326,351

430,362,850
Total distributable earnings (loss)	(191,454,547)

Net assets	$238,908,303

Initial Class
Net assets applicable to outstanding shares	$238,908,303

Shares of beneficial interest outstanding	36,499,364

Net asset value per share outstanding	$6.55

12	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,525,904
Non-cash dividends	483,605
Securities lending	62,141
Dividends-affiliated	6,397
Other	208,178

Total income	5,286,225

Expenses
Manager (See Note 3)	1,649,156
Professional fees	69,463
Custodian	38,661
Trustees	5,309
Shareholder communication	2,414
Miscellaneous	23,876

Total expenses	1,788,879

Net investment income (loss)	3,497,346

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,614,119
Foreign currency transactions	(40,245)

Net realized gain (loss)	1,573,874

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,411,372
Translation of other assets and liabilities in foreign currencies	13,579

Net change in unrealized appreciation (depreciation)	11,424,951

Net realized and unrealized gain (loss)	12,998,825

Net increase (decrease) in net assets resulting from operations	$16,496,171

(a)	Dividends recorded net of foreign withholding taxes in the amount of $210,967.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,497,346	$5,438,551
Net realized gain (loss)	1,573,874	(9,285,380)
Net change in unrealized appreciation (depreciation)	11,424,951	42,045,341

Net increase (decrease) in net assets resulting from operations	16,496,171	38,198,512

Distributions to shareholders:
Initial Class	(5,462,396)	(1,880,547)

Capital share transactions:
Net proceeds from sale of shares	21,659,133	18,704,335
Net asset value of shares issued to shareholders in reinvestment of distributions	5,462,396	1,880,547
Cost of shares redeemed	(48,522,616)	(47,694,578)

Increase (decrease) in net assets derived from capital share transactions	(21,401,087)	(27,109,696)

Net increase (decrease) in net assets	(10,367,312)	9,208,269

Net Assets
Beginning of year	249,275,615	240,067,346

End of year	$238,908,303	$249,275,615

14	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018		2017		2016

Net asset value at beginning of year	$6.29	$5.43	$7.61		$7.67		$5.38

Net investment income (loss)	0.09 (a)	0.13 (a)	0.04		(0.01)		(0.01)

Net realized and unrealized gain (loss) on investments	0.32	0.78	(2.22)		(0.05)		2.34

Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	0.00		(0.00)		(0.00)

Total from investment operations	0.41	0.91	(2.18)		(0.06)		2.33

Less distributions:

From net investment income	(0.15)	(0.05)	—		—		(0.04)

Net asset value at end of year	$6.55	$6.29	$5.43		$7.61		$7.67

Total investment return (b)	6.89%	16.62%	(28.65	%)(c)	(0.78	%)(c)	43.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68%	2.17%	0.59%		(0.10%)		(0.12	%)(d)

Net expenses (e)	0.86%	0.96%	0.94%		0.94%		0.93	% (f)

Portfolio turnover rate	68%	87%	78%		17%		40%

Net assets at end of year (in 000’s)	$238,908	$249,276	$240,067		$379,253		$432,891

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mellon Natural Resources Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

16	MainStay VP Mellon Natural Resources Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

17

Notes to Financial Statements (continued)

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

18	MainStay VP Mellon Natural Resources Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $2,520,005 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,624,189.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Mellon Investments Corporation (“Mellon” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Mellon, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.79%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,649,156 and paid the Subadvisor in the amount of $805,639.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAV of the

19

Notes to Financial Statements (continued)

Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$1,791	$53,945	$(54,671)	$—	$—	$1,065	$6	$—	1,065

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$210,724,697	$40,436,469	$(9,596,748)	$30,839,721

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$3,365,195	$(225,676,269)	$1	$30,856,526	$(191,454,547)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $225,676,269, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$37,930	$187,746

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$5,462,396	$—	$1,880,547	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the

20	MainStay VP Mellon Natural Resources Portfolio

commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $140,708 and $163,162, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,689,954	$21,659,133
Shares issued to shareholders in reinvestment of distributions	997,534	5,462,396
Shares redeemed	(8,836,986)	(48,522,616)

Net increase (decrease)	(3,149,498)	$(21,401,087)

Year ended December 31, 2019:
Shares sold	3,224,691	$18,704,335
Shares issued to shareholders in reinvestment of distributions	333,519	1,880,547
Shares redeemed	(8,080,002)	(47,694,578)

Net increase (decrease)	(4,521,792)	$(27,109,696)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Mellon Natural Resources Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Mellon Natural Resources Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Mellon Natural Resources Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Mellon Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Mellon Investments Corporation (“Mellon”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Mellon in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Mellon that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Mellon in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Mellon personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Mellon; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Mellon; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Mellon from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Mellon. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Mellon resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and Mellon

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Mellon, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Mellon and ongoing analysis of, and interactions with, Mellon with respect to, among other things, the Portfolio’s investment performance and risks as well as Mellon’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Mellon provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Mellon’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Mellon’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Mellon and New York Life Investments’ and Mellon’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Mellon and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Mellon’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Mellon to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Mellon as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Mellon had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In

24	MainStay VP Mellon Natural Resources Portfolio

considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and Mellon regarding the Portfolio’s investment performance.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Mellon

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Mellon due to their relationships with the Portfolio. The Board considered that Mellon’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Mellon’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Mellon and profits realized by New York Life Investments and its affiliates and Mellon, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Mellon and acknowledged that New York Life Investments and Mellon must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Mellon to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Mellon from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Mellon in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Mellon and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Mellon, the Board considered that any profits realized by Mellon due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Mellon, acknowledging that any such profits are based on the subadvisory fee paid to Mellon by New York Life Investments, not the Portfolio.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Mellon is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Mellon on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Mellon Natural Resources Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Mellon Natural Resources Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Mellon Natural Resources Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802526	MSVPVEG11-02/21 (NYLIAC) NI533

MainStay VP MacKay Growth Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	1/29/1993	32.30%	16.61%	13.03%	0.72%
Service Class Shares	6/5/2003	31.97	16.32	12.75	0.97

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	38.49%	21.00%	17.21%

S&P 500® Index[5]	18.40	15.22	13.88
Morningstar Large Growth Category Average[6]	34.82	18.04	14.66

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,239.40	$4.11	$1,021.47	$3.71	0.73%

Service Class Shares	$1,000.00	$1,237.80	$5.51	$1,020.21	$4.98	0.98%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	19.1%

Technology Hardware, Storage & Peripherals	11.6

Internet & Direct Marketing Retail	10.0

Interactive Media & Services	9.1

IT Services	7.7

Semiconductors & Semiconductor Equipment	6.5

Health Care Providers & Services	5.4

Biotechnology	5.2

Specialty Retail	3.6

Automobiles	2.8

Life Sciences Tools & Services	2.7

Entertainment	1.9

Exchange-Traded Fund	1.4

Media	1.4

Multiline Retail	1.3

Food & Staples Retailing	1.0

Pharmaceuticals	0.9

Textiles, Apparel & Luxury Goods	0.9

Capital Markets	0.7

Equity Real Estate Investment Trusts	0.7

Personal Products	0.7

Air Freight & Logistics	0.6%

Construction & Engineering	0.6

Leisure Products	0.6

Machinery	0.6

Consumer Finance	0.5

Electronic Equipment, Instruments & Components	0.5

Professional Services	0.5

Beverages	0.4

Household Products	0.3

Health Care Equipment & Supplies	0.2

Health Care Technology	0.2

Metals & Mining	0.2

Aerospace & Defense	0.1

Oil, Gas & Consumable Fuels	0.1

Road & Rail	0.1

Short-Term Investment	0.0	‡

Diversified Consumer Services	0.0	‡

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Tesla, Inc.

7.	PayPal Holdings, Inc.

8.	Visa, Inc., Class A

9.	NVIDIA Corp.

10.	Mastercard, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Growth Portfolio returned 32.30% for Initial Class shares and 31.97% for Service Class shares. Over the same period, both share classes underperformed the 38.49% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and outperformed the 18.40% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes underperformed the 34.82% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Despite a global pandemic and its profound economic impact, U.S. equity markets showed extraordinary resilience in 2020, ultimately finishing the year at an all-time high, having reached fresh peaks 33 times. After a volatile and chaotic first quarter when the S&P 500® Index gave up 19.6% in gains, its worst quarterly performance since the Global Financial Crisis and the weakest first quarter performance since the Great Depression, the Index rebounded 20.5% in the second quarter, posting the best quarterly performance since 1999. U.S. equities went on to rally in the third and fourth quarters of the year, supported by progress in COVID-19 vaccines, improved macroeconomic data, solid corporate earnings, supportive fiscal and monetary policies, and reopening optimism.

Market internals were just as dramatic during the year, with the Russell 1000® Growth Index beating the Russell 1000® Value Index by the largest annual margin in history. A mega-cap growth theme dominated market leadership for most of the reporting period, leading to an investment climate that was unconducive to stock selection as investors piled onto familiar technology and Internet names that were less impacted by the “contact economy,” while penalizing smaller and cheaper stocks deemed as risky. Price-indiscriminate behavior and narrow preferences led to a collapse in market breadth and deep concentration in terms of stock, sector and factor performance, creating headwinds for the Portfolio’s diversified and tightly risk-managed investment framework. Intermittent volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals also presented a challenging backdrop for medium- to long-term horizon investing. The Portfolio’s sector positioning enhanced relative performance, offsetting some of the stock selection weakness that stemmed from our model performance in this adverse market dynamic.

Also noteworthy during the reporting period was a significant style rotation observed in the fourth quarter of 2020, as highlighted by the record-setting surge in the small-cap-focused Russell 2000® Index. At the same time during the fourth quarter, value indices finally outperformed growth indices, another indication of improving market breadth at the end of the reporting period. The trend accelerated in November after the U.S. presidential election concluded, and Pfizer and BioNTech reported the surprisingly high level of effectiveness of their new COVID-19 vaccine. The positive vaccine news set off a sharp rally in energy, which had been the weakest performing segment of the market for the reporting period until then, causing the Portfolio’s momentum-related stock selection factors to sharply underperform. However, the long-awaited gains in value-oriented stocks versus their growth-oriented counterparts proved to be a positive development from the Portfolio’s factor and style diversification standpoint.

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

The pandemic-related equity market crash that started in the second half of February 2020 and continued into the market low point on March 23 caused liquidity to diminish from the market and volatility to spike, presenting challenges for the Portfolio in terms of trade implementation.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Pandemic-related restrictions on global mobility and economic activities had a disproportionate impact on the value-oriented and small-cap segments of the market, prompting historic losses in those segments during the market crash cited above. Another “black swan” event was observed on November 9, when Pfizer and BioNTech’s unexpected announcement that their vaccine’s efficacy was over 90% triggered the worst single-day momentum crash. Investors sharply sold off work-from-home tech investments while depressed cyclical value stocks rallied, causing momentum to suffer on both sides.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the materials and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the information technology, health care and consumer discretionary sectors.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay Growth Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included consumer electronics maker Apple; Internet & direct marketing retailer Amazon.com; and systems software developer Microsoft. During the same period, the most significant detractors from absolute performance were hotel, resort & cruise line operator Norwegian Cruise Line; life & health insurance provider Athene; and aerospace & defense contractor Boeing.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of electric automobile maker Tesla, while the largest increase in position size was in Apple, mentioned above. During the same period, the Portfolio’s largest full sale was its position in semiconductor maker Texas Instruments, while its largest decreased position size was in health care plan provider UnitedHealth Group.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell 1000® Growth Index, the Portfolio’s most substantial exposure increases during the reporting period were in the communication services and industrials sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in information technology and consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s most overweight positions relative to the Russell 1000® Growth Index were in the consumer discretionary and communication services sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the consumer staples and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 0.1%
Huntington Ingalls Industries, Inc.	2,933	$500,018

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	24,892	4,191,813

Automobiles 2.8%
Tesla, Inc. (a)	25,382	17,911,316

Beverages 0.4%
Coca-Cola Co.	13,753	754,214
PepsiCo., Inc.	11,482	1,702,781

		2,456,995

Biotechnology 5.2%
AbbVie, Inc.	24,350	2,609,102
Alkermes PLC (a)	97,072	1,936,586
Amgen, Inc.	35,087	8,067,203
Biogen, Inc. (a)	15,349	3,758,356
Exelixis, Inc. (a)	172,152	3,455,091
Gilead Sciences, Inc.	6,822	397,450
Incyte Corp. (a)	33,910	2,949,492
Moderna, Inc. (a)	9,793	1,023,075
Regeneron Pharmaceuticals, Inc. (a)	10,307	4,979,415
Seagen, Inc. (a)	9,802	1,716,722
United Therapeutics Corp. (a)	8,238	1,250,446
Vertex Pharmaceuticals, Inc. (a)	5,986	1,414,731

		33,557,669

Capital Markets 0.7%
Lazard, Ltd., Class A	31,794	1,344,886
LPL Financial Holdings, Inc.	33,577	3,499,395

		4,844,281

Construction & Engineering 0.6%
Quanta Services, Inc.	50,634	3,646,661

Consumer Finance 0.5%
SLM Corp.	249,413	3,090,227

Diversified Consumer Services 0.0% ‡
Graham Holdings Co., Class B	534	284,825

Electronic Equipment, Instruments & Components 0.5%
Jabil, Inc.	75,408	3,207,102

Entertainment 1.9%
Lions Gate Entertainment Corp., Class B (a)	203,480	2,112,122
Netflix, Inc. (a)	8,118	4,389,646
Roku, Inc. (a)	3,625	1,203,573
Take-Two Interactive Software, Inc. (a)	20,982	4,359,850

		12,065,191

	Shares	Value
Equity Real Estate Investment Trusts 0.7%
American Tower Corp.	10,916	$2,450,205
Crown Castle International Corp.	7,284	1,159,540
Equinix, Inc.	1,671	1,193,395

		4,803,140

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	5,750	2,166,485
Sysco Corp.	57,844	4,295,495

		6,461,980

Health Care Equipment & Supplies 0.2%
Hologic, Inc. (a)	17,800	1,296,374
West Pharmaceutical Services, Inc.	261	73,944

		1,370,318

Health Care Providers & Services 5.4%
Amedisys, Inc. (a)	8,207	2,407,359
AmerisourceBergen Corp.	19,587	1,914,825
Anthem, Inc.	12,594	4,043,808
Cardinal Health, Inc.	72,746	3,896,276
HCA Healthcare, Inc.	25,801	4,243,233
Humana, Inc.	10,392	4,263,526
McKesson Corp.	23,862	4,150,079
Molina Healthcare, Inc. (a)	18,308	3,893,745
UnitedHealth Group, Inc.	16,931	5,937,363

		34,750,214

Health Care Technology 0.2%
Veeva Systems, Inc., Class A (a)	5,982	1,628,599

Household Products 0.3%
Procter & Gamble Co.	12,615	1,755,251

Interactive Media & Services 9.1%
Alphabet, Inc. (a)
Class A	6,875	12,049,400
Class C	10,062	17,627,417
Facebook, Inc., Class A (a)	94,765	25,886,007
Zillow Group, Inc., Class A (a)	24,470	3,326,452

		58,889,276

Internet & Direct Marketing Retail 10.0%
Amazon.com, Inc. (a)	15,726	51,218,481
Booking Holdings, Inc. (a)	606	1,349,726
eBay, Inc.	84,382	4,240,195
Etsy, Inc. (a)	22,691	4,036,956
Qurate Retail, Inc., Series A	323,341	3,547,051
Wayfair, Inc., Class A (a)(b)	2,963	669,075

		65,061,484

IT Services 7.7%
Accenture PLC, Class A	8,122	2,121,548
Booz Allen Hamilton Holding Corp.	29,599	2,580,441
DXC Technology Co.	147,508	3,798,331

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services (continued)
GoDaddy, Inc., Class A (a)	44,346	$3,678,501
Mastercard, Inc., Class A	30,280	10,808,143
PayPal Holdings, Inc. (a)	55,102	12,904,888
Twilio, Inc., Class A (a)	3,912	1,324,212
Visa, Inc., Class A	57,965	12,678,684

		49,894,748

Leisure Products 0.6%
Peloton Interactive, Inc., Class A (a)	4,856	736,752
Polaris, Inc.	35,481	3,380,630

		4,117,382

Life Sciences Tools & Services 2.7%
Bruker Corp.	21,182	1,146,582
Charles River Laboratories International, Inc. (a)	15,568	3,889,820
IQVIA Holdings, Inc. (a)	21,950	3,932,782
PPD, Inc. (a)	102,014	3,490,919
PRA Health Sciences, Inc. (a)	30,472	3,822,408
Thermo Fisher Scientific, Inc.	2,108	981,864

		17,264,375

Machinery 0.6%
AGCO Corp.	34,776	3,585,058

Media 1.4%
Altice U.S.A., Inc., Class A (a)	70,049	2,652,756
Charter Communications, Inc., Class A (a)	9,498	6,283,402
Interpublic Group of Cos., Inc.	7,626	179,363

		9,115,521

Metals & Mining 0.2%
Newmont Corp.	24,219	1,450,476

Multiline Retail 1.3%
Dollar General Corp.	24,765	5,208,079
Target Corp.	19,811	3,497,236

		8,705,315

Oil, Gas & Consumable Fuels 0.1%
Kinder Morgan, Inc.	32,819	448,636

Personal Products 0.7%
Herbalife Nutrition, Ltd. (a)	50,017	2,403,317
Nu Skin Enterprises, Inc., Class A	45,063	2,461,792

		4,865,109

Pharmaceuticals 0.9%
Eli Lilly & Co.	19,015	3,210,493
Merck & Co., Inc.	33,158	2,712,324

		5,922,817

	Shares	Value
Professional Services 0.5%
ManpowerGroup, Inc.	37,690	$3,398,884

Road & Rail 0.1%
Schneider National, Inc., Class B	39,353	814,607

Semiconductors & Semiconductor Equipment 6.5%
Advanced Micro Devices, Inc. (a)	19,668	1,803,752
Applied Materials, Inc.	39,433	3,403,068
Broadcom, Inc.	19,880	8,704,458
Inphi Corp. (a)	13,735	2,204,055
KLA Corp.	1,117	289,202
Lam Research Corp.	10,641	5,025,425
NVIDIA Corp.	22,238	11,612,684
QUALCOMM, Inc.	61,334	9,343,622

		42,386,266

Software 19.1%
Adobe, Inc. (a)	18,384	9,194,206
Alteryx, Inc., Class A (a)	1,794	218,491
Anaplan, Inc. (a)	4,424	317,865
Atlassian Corp. PLC, Class A (a)	4,362	1,020,141
Autodesk, Inc. (a)	16,658	5,086,354
CDK Global, Inc.	54,442	2,821,729
Citrix Systems, Inc.	27,459	3,572,416
Coupa Software, Inc. (a)	2,282	773,393
DocuSign, Inc. (a)	6,104	1,356,919
Dropbox, Inc., Class A (a)	150,322	3,335,645
Fortinet, Inc. (a)	30,057	4,464,366
Manhattan Associates, Inc. (a)	913	96,029
Microsoft Corp.	278,094	61,853,668
Oracle Corp.	3,841	248,474
Palo Alto Networks, Inc. (a)	13,752	4,887,323
Proofpoint, Inc. (a)	22,029	3,004,976
RingCentral, Inc., Class A (a)	2,661	1,008,439
salesforce.com, Inc. (a)	27,545	6,129,589
ServiceNow, Inc. (a)	12,766	7,026,789
Teradata Corp. (a)	78,758	1,769,692
Zendesk, Inc. (a)	3,926	561,889
Zoom Video Communications, Inc., Class A (a)	14,144	4,771,054

		123,519,447

Specialty Retail 3.6%
AutoNation, Inc. (a)	24,674	1,721,998
Best Buy Co., Inc.	34,298	3,422,597
Home Depot, Inc.	29,319	7,787,713
Lowe’s Cos., Inc.	46,801	7,512,029
TJX Cos., Inc.	33,327	2,275,901
Tractor Supply Co.	214	30,084
Williams-Sonoma, Inc.	3,725	379,354

		23,129,676

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 11.6%
Apple, Inc.	562,557	$74,645,688
HP, Inc.	9,826	241,622

		74,887,310

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	41,576	5,881,757

Total Common Stocks (Cost $430,155,444)		639,863,744

Exchange-Traded Fund 1.4%
iShares Russell 1000 Growth ETF	37,252	8,982,947

Total Exchange-Traded Fund (Cost $8,550,674)		8,982,947

Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.01% (c)	31,618	31,618

Total Short-Term Investment (Cost $31,618)		31,618

Total Investments (Cost $438,737,736)	100.1%	648,878,309
Other Assets, Less Liabilities	(0.1)	(686,549)
Net Assets	100.0%	$648,191,760
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $375,069. The Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $398,340 (See Note 2(G)).

(c)	Current yield as of December 31, 2020.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$639,863,744	$—	$—	$639,863,744
Exchange-Traded Fund	8,982,947	—	—	8,982,947
Short-Term Investment
Affiliated Investment Company	31,618	—	—	31,618

Total Short-Term Investment	31,618	—	—	31,618

Total Investments in Securities	$648,878,309	$—	$—	$648,878,309

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $438,706,118) including securities on loan of $375,069	$648,846,691
Investment in affiliated investment company, at value (identified cost $31,618)	31,618
Receivables:
Dividends	142,645
Portfolio shares sold	1,194

Total assets	649,022,148

Liabilities
Payables:
Manager (See Note 3)	376,426
Portfolio shares redeemed	364,319
Professional fees	39,278
Shareholder communication	30,186
NYLIFE Distributors (See Note 3)	11,984
Custodian	6,995
Trustees	791
Accrued expenses	409

Total liabilities	830,388

Net assets	$648,191,760

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,577
Additional paid-in capital	334,424,493

334,441,070
Total distributable earnings (loss)	313,750,690

Net assets	$648,191,760

Initial Class
Net assets applicable to outstanding shares	$590,841,011

Shares of beneficial interest outstanding	15,090,239

Net asset value per share outstanding	$39.15

Service Class
Net assets applicable to outstanding shares	$57,350,749

Shares of beneficial interest outstanding	1,486,873

Net asset value per share outstanding	$38.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$7,139,616
Dividends-affiliated	696
Securities lending	201
Other	26

Total income	7,140,539

Expenses
Manager (See Note 3)	4,548,129
Distribution/Service—Service Class (See Note 3)	132,434
Professional fees	102,589
Shareholder communication	66,896
Custodian	28,987
Trustees	16,855
Miscellaneous	28,998

Total expenses	4,924,888

Net investment income (loss)	2,215,651

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	103,480,396
Net change in unrealized appreciation (depreciation) on unaffiliated investments	78,489,040

Net realized and unrealized gain (loss)	181,969,436

Net increase (decrease) in net assets resulting from operations	$184,185,087

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,215,651	$3,500,855
Net realized gain (loss)	103,480,396	63,339,088
Net change in unrealized appreciation (depreciation)	78,489,040	95,862,626

Net increase (decrease) in net assets resulting from operations	184,185,087	162,702,569

Distributions to shareholders:
Initial Class	(59,754,524)	(56,327,914)
Service Class	(5,072,008)	(4,862,710)

Total distributions to shareholders	(64,826,532)	(61,190,624)

Capital share transactions:
Net proceeds from sale of shares	8,061,237	116,738,533
Net asset value of shares issued to shareholders in reinvestment of distributions	64,826,532	61,190,624
Cost of shares redeemed	(252,257,221)	(84,449,310)

Increase (decrease) in net assets derived from capital share transactions	(179,369,452)	93,479,847

Net increase (decrease) in net assets	(60,010,897)	194,991,792

Net Assets
Beginning of year	708,202,657	513,210,865

End of year	$648,191,760	$708,202,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$32.64	$27.74	$30.87	$23.90	$26.09

Net investment income (loss) (a)	0.12	0.18	0.19	0.19	0.09

Net realized and unrealized gain (loss) on investments	10.08	7.77	(1.10)	7.05	(0.02)

Total from investment operations	10.20	7.95	(0.91)	7.24	0.07

Less distributions:

From net investment income	(0.21)	(0.19)	(0.21)	(0.07)	(0.04)

From net realized gain on investments	(3.48)	(2.86)	(2.01)	(0.20)	(2.22)

Total distributions	(3.69)	(3.05)	(2.22)	(0.27)	(2.26)

Net asset value at end of year	$39.15	$32.64	$27.74	$30.87	$23.90

Total investment return (b)	32.30%	30.01%	(4.24%)	30.41%	0.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35%	0.56%	0.60%	0.71%	0.35	%(c)

Net expenses (d)	0.73%	0.72%	0.73%	0.74%	0.76	%(e)

Portfolio turnover rate	144%	156%	127%	141%	177%

Net assets at end of year (in 000’s)	$590,841	$652,081	$461,537	$525,483	$337,401

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$32.19	$27.38	$30.50	$23.62	$25.83

Net investment income (loss) (a)	0.04	0.10	0.11	0.12	0.02

Net realized and unrealized gain (loss) on investments	9.93	7.66	(1.10)	6.97	(0.01)

Total from investment operations	9.97	7.76	(0.99)	7.09	0.01

Less distributions:

From net investment income	(0.11)	(0.09)	(0.12)	(0.01)	—

From net realized gain on investments	(3.48)	(2.86)	(2.01)	(0.20)	(2.22)

Total distributions	(3.59)	(2.95)	(2.13)	(0.21)	(2.22)

Net asset value at end of year	$38.57	$32.19	$27.38	$30.50	$23.62

Total investment return (b)	31.97%	29.69%	(4.48%)	30.09%	0.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.11%	0.32%	0.35%	0.46%	0.10	%(c)

Net expenses (d)	0.98%	0.97%	0.98%	0.99%	1.01	%(e)

Portfolio turnover rate	144%	156%	127%	141%	177%

Net assets at end of year (in 000’s)	$57,351	$56,122	$51,674	$66,735	$58,448

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

16	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on

18	MainStay VP MacKay Growth Portfolio

federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $375,069 and received non-cash collateral, in the form of U.S. Treasury securities, with a value of $398,340.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser

19

Notes to Financial Statements (continued)

and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.69%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,548,129 and paid the Subadvisor in the amount of $2,274,064.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life

Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$35,704	$(35,672)	$—	$—	$32	$1	$—	32

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$441,172,298	$210,611,480	$(2,905,469)	$207,706,011

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$16,755,124	$89,289,555	$—	$207,706,011	$313,750,690

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$21,811,757	$43,014,775	$11,411,163	$49,779,461

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

20	MainStay VP MacKay Growth Portfolio

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $950,368 and $1,191,911, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	270,749	$7,421,176
Shares issued to shareholders in reinvestment of distributions	1,663,929	59,754,524
Shares redeemed	(6,824,924)	(238,125,894)

Net increase (decrease)	(4,890,246)	$(170,950,194)

Year ended December 31, 2019:
Shares sold	3,740,349	$115,915,029
Shares issued to shareholders in reinvestment of distributions	1,922,384	56,327,914
Shares redeemed	(2,322,580)	(73,800,486)

Net increase (decrease)	3,340,153	$98,442,457

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	19,462	$640,061
Shares issued to shareholders in reinvestment of distributions	143,286	5,072,008
Shares redeemed	(419,134)	(14,131,327)

Net increase (decrease)	(256,386)	$(8,419,258)

Year ended December 31, 2019:
Shares sold	27,093	$823,504
Shares issued to shareholders in reinvestment of distributions	168,134	4,862,710
Shares redeemed	(339,306)	(10,648,824)

Net increase (decrease)	(144,079)	$(4,962,610)

Note 10–Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved, among other related proposals: (i) appointing Wellington as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP MacKay Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

24	MainStay VP MacKay Growth Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP MacKay Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP MacKay Growth Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP MacKay Growth Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity

Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802146	MSVPCG11-02/21 (NYLIAC) NI513

MainStay VP MacKay Convertible

Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Initial Class Shares	10/1/1996	36.04%	15.37%	10.99%	0.62%
Service Class Shares	6/5/2003	35.70	15.08	10.71	0.87
Service 2 Class Shares	4/26/2016	35.57	15.67	15.67	0.97

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofA U.S. Convertible Index[3]	46.22%	17.76%	12.59%
Morningstar Convertibles Category Average[4]	37.32	14.52	9.91

3.

The ICE BofA U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,278.50	$3.49	$1,022.07	$3.10	0.61%

Service Class Shares	$1,000.00	$1,276.90	$4.92	$1,020.81	$4.37	0.86%

Service 2 Class Shares	$1,000.00	$1,276.30	$5.49	$1,020.31	$4.88	0.96%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Tesla, Inc., 1.25%, due 3/1/21

2.	Danaher Corp., (zero coupon), due 1/22/21

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	NICE Systems, Inc., 1.25%, due 1/15/24

5.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27
6.	Southwest Airlines Co., 1.25%, due 5/1/25

7.	Teladoc Health, Inc., 1.25%–1.375%, due 5/15/25–6/1/27

8.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

9.	RingCentral, Inc., (zero coupon), due 3/1/25

10.	Chart Industries, Inc., 1.00%, due 11/15/24

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Convertible Portfolio returned 36.04% for Initial Class shares, 35.70% for Service Class shares and 35.57% for Service 2 Class shares. Over the same period, all share classes underperformed the 46.22% return of the ICE BofA U.S. Convertible Index (“Index”), which is the Portfolio’s benchmark, and the 37.32% return of the Morningstar Convertibles Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The enormous runup in the price of electric auto maker Tesla’s convertible bonds in tandem with the 740% advance in the company’s underlying stock price had an outsized impact on the performance of the U.S. convertible market. Tesla’s convertible bonds produced nearly one-third of the market’s total returns for 2020. This was remarkable in a year in which the overall convertible market advanced more than 46%. Relative to the ICE BofA U.S. Convertible Index, the Portfolio’s underperformance was largely driven by underweight exposure to Tesla. While the Portfolio held several standout performers in the health care, industrials, and information technology sectors, these relatively strong performers were unable to offset the enormous headwind from underweight exposure to Tesla. Relative returns also suffered due to two significant losses in the energy sector.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Market events that affected the Portfolio’s performance included investor fervor for companies that could produce top-line growth during a recessionary, zero-interest-rate environment and could capitalize on the conditions brought about by the pandemic. As a result, many of the technology issuers in the convertible universe saw their share prices rise sharply as the work-from-home environment demonstrated the need for technology solutions for a remote workforce. Several Portfolio holdings benefited from this trend. In addition, shares in companies such as telemedicine firm Teladoc Health, one of the portfolio’s larger holdings, rose sharply as patients were prevented from seeking in-person medical care.

During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Relative to the ICE BofA U.S. Convertible Index, the three sectors providing the strongest positive contributions to the Portfolio’s performance included information technology, health care, and industrials. (Contributions take weightings and total returns into account.) In information technology, the Portfolio recorded significant gains in the convertible bonds of semiconductor maker Inphi, enterprise software developer NICE Systems, software-as-a-service solutions provider RingCentral and cloud-based web hosting platform WIX.com. In health care, the Portfolio benefited from its sizeable holdings of telemedicine company Teladoc, as well as its position in diversified medical and commercial conglomerate Danaher, which represented the Portfolio’s largest single holding. Among industrials, relative returns were bolstered by the Portfolio’s overweight position in industrial machinery maker Chart Industries, which was seen as a beneficiary of the switch to cleaner fuels such as natural gas and hydrogen.

The Portfolio’s weakest sectors relative to the Index were consumer discretionary, energy and media. In the consumer discretionary sector, underweight exposure to Tesla dictated the year’s underperformance. In that same sector, the lack of exposure to online furniture retailer Wayfair, which benefited from the closure of many competitors, also hurt relative returns. In the media sector, underweight exposure to Internet real estate company Zillow, which we believed was overvalued, detracted from relative performance. In the energy sector, the Portfolio’s overweight exposure to oil service companies Valaris and Oil States International undermined relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing individual holdings included the convertible bonds of Tesla, NICE Systems, Teladoc, and Inphi, all described above. The convertible bonds of Tesla rose more than 700% during the year as investors became captivated by the company’s sharp increase in sales of electric vehicles, four consecutive profitable quarters, a five-for-one stock split and addition to the S&P 500® Index in December. The convertible bonds of NICE Systems performed well as the company continued to steadily grow its customer relationship management and data analysis software with little, if any, impact from the pandemic. The convertible bonds of telemedicine company Teladoc Health rose as the company’s business saw a surge of new customers, unable to visit their doctors, who sought treatment online using Teladoc’s internet portal. While we believe the level of patient visits is likely to diminish once the pandemic recedes, the acceptance of telemedicine as an alternative to an in-office visit is likely to persist with longer-term benefits for the company. The convertible bonds of Inphi performed in response to strong demand for the company’s semiconductors used in

1.	See page 5 for more information on benchmark and peer group returns.

9

optical equipment. In late October, Inphi announced that it received a takeover offer from rival Marvell Technology.

The Portfolio’s weakest individual holdings were two convertible bonds in the energy sector: Valaris and Oil States International. The convertible bonds of offshore energy driller Valaris declined as it became increasingly evident that, with the collapse of oil prices, few if any exploration and production companies would be interested in leasing Valaris’ rigs. The company was forced to file for bankruptcy in an attempt to reorganize its finances. The convertible bonds of oil equipment & services company Oil States International fell in sympathy with the price of oil as investors became concerned that a prolonged slump in the commodity price could curtail drilling activity for the foreseeable future. We believe that Oil States International can survive the current downturn given that the price for West Texas crude oil recently returned to a price above $50 per barrel.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in convertible bonds from Southwest Airlines, reflecting our view that Southwest is a well-run, investment-grade airline that is likely to eventually return to profitability. The Portfolio also initiated a position in convertible bonds from Permian Basin oil producer Pioneer Natural Resources as the company was able to generate free cash flow due to its low cost structure, even when crude oil prices remained below $45 per barrel. We believe the company remains well positioned as crude oil prices have risen, and we expect additional commodity price increases due to a sharp decline in U.S. output. Another new position for the Portfolio was in convertible bonds of glucose monitoring device company, Dexcom. In our opinion, Dexcom devices appear to be achieving rapid adoption by diabetics as a better alternative to daily blood-sugar needle sticks.

During the same period, we sold several of the Portfolio’s positions that benefited from the market’s preference for companies whose strategies were seen as likely to benefit from the pandemic. We believed that the share prices of many of these companies rose to levels that were not supported by fundamentals and valuation. We therefore sold a portion of the Portfolio’s holdings of Teladoc and Wix.com, both mentioned earlier, as well as Internet retailer Etsy. In addition we also sold a portion of the Portfolio’s Tesla position, as we believed that the company’s common shares were overvalued. We also sold a portion of the Portfolio’s holding of semiconductor companies Microchip, Inphi and ON Semiconductor, as the appreciation in value of those positions caused the Portfolio’s exposure to semiconductors to become excessive.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its exposure to the health care and real estate sectors. Health care exposure decreased as the result of the sale of a portion of the Portfolio’s Teladoc position. Real estate exposure decreased slightly due to the maturity of a single real estate investment trust (“REIT”) security, Crown Castle. Conversely, the Portfolio increased its exposure to the consumer discretionary sector through the capital appreciation of its Tesla position and its purchase of convertible bonds issued by apparel retailers Burlington Stores and American Eagle Outfitters. The Portfolio increased its exposure to the utilities sector through the purchase of the convertible preferred shares of Pacific Electric & Gas. All other sectors remained relatively unchanged.

How was the Fund positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held overweight exposure to the health care, information technology, industrials and energy sectors; and underweight exposure to the financials, real estate, utilities, communication services and consumer discretionary sectors. As of the same date, the Portfolio held market-weight exposure to consumer staples and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Convertible Securities 87.6%† Convertible Bonds 81.9%
Aerospace & Defense 1.1%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	$7,117,000	$14,468,846

Airlines 2.3%
American Airlines Group, Inc. 6.50%, due 7/1/25	4,290,000	5,399,255
Southwest Airlines Co. 1.25%, due 5/1/25	17,704,000	25,803,580

		31,202,835

Auto Manufacturers 3.5%
Tesla, Inc. 1.25%, due 3/1/21	4,806,000	47,095,796

Biotechnology 5.9%
Apellis Pharmaceuticals, Inc. 3.50%, due 9/15/26	4,715,000	7,957,638
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	21,846,000	23,497,278
BridgeBio Pharma, Inc. 2.50%, due 3/15/27 (b)	4,381,000	8,097,570
Exact Sciences Corp. 0.375%, due 3/1/28	14,077,000	18,384,449
Guardant Health, Inc. (zero coupon), due 11/15/27 (b)	4,308,000	5,062,011
Illumina, Inc. (zero coupon), due 8/15/23 (a)	7,893,000	8,975,174
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	8,329,000	9,020,754

		80,994,874

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23	11,666,000	12,434,004

Commercial Services 2.5%
Chegg, Inc. (zero coupon), due 9/1/26 (b)	5,466,000	6,139,506
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (a)	7,730,000	8,776,720
Sabre GLBL, Inc. 4.00%, due 4/15/25 (a)(b)	1,185,000	2,132,408
Shift4 Payments, Inc. (zero coupon), due 12/15/25 (b)	2,300,000	2,818,155
Square, Inc.
0.125%, due 3/1/25 (b)	4,495,000	8,481,795
0.25%, due 11/1/27 (b)	520,000	578,835
0.50%, due 5/15/23	1,833,000	5,139,114

		34,066,533

	Principal Amount	Value
Computers 2.4%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	$12,334,000	$20,372,193
Parsons Corp. 0.25%, due 8/15/25 (b)	2,878,000	3,018,420
Western Digital Corp. 1.50%, due 2/1/24	4,634,000	4,629,115
Zscaler, Inc. 0.125%, due 7/1/25 (b)	3,575,000	5,332,176

		33,351,904

Diversified Financial Services 0.4%
LendingTree, Inc. 0.625%, due 6/1/22	4,287,000	6,077,710

Electric 0.8%
NRG Energy, Inc. 2.75%, due 6/1/48	9,299,000	10,612,949

Energy—Alternate Sources 2.7%
Enphase Energy, Inc. 0.25%, due 3/1/25 (b)	5,563,000	12,635,638
NextEra Energy Partners, L.P. (zero coupon), due 11/15/25 (b)	10,860,000	10,890,572
SolarEdge Technologies, Inc. (zero coupon), due 9/15/25 (b)	9,298,000	12,804,034

		36,330,244

Entertainment 1.8%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	4,439,000	5,752,057
Vail Resorts, Inc. (zero coupon), due 1/1/26 (b)	18,557,000	18,988,013

		24,740,070

Food 0.4%
Chefs’ Warehouse, Inc. 1.875%, due 12/1/24	5,853,000	5,664,653

Health Care—Products 4.9%
Cantel Medical Corp. 3.25%, due 5/15/25 (b)	2,749,000	5,575,862
CONMED Corp. 2.625%, due 2/1/24	9,264,000	12,996,182
Danaher Corp. (zero coupon), due 1/22/21	4,340,000	36,792,011
Integra LifeSciences Holdings Corp. 0.50%, due 8/15/25 (b)	4,154,000	4,591,901
NuVasive, Inc. 0.375%, due 3/15/25 (b)	4,971,000	4,833,647
Omnicell, Inc. 0.25%, due 9/15/25 (b)	1,735,000	2,372,537

		67,162,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Health Care—Services 4.2%
Anthem, Inc. 2.75%, due 10/15/42	$7,296,000	$32,721,865
Teladoc Health, Inc.
1.25%, due 6/1/27 (b)	8,562,000	10,297,559
1.375%, due 5/15/25	3,750,000	14,020,500

		57,039,924

Internet 9.8%
Booking Holdings, Inc. 0.90%, due 9/15/21	13,680,000	15,889,701
Etsy, Inc. 0.125%, due 10/1/26	9,415,000	20,023,355
Match Group Financeco 2, Inc. 0.875%, due 6/15/26 (b)	7,897,000	14,456,248
Okta, Inc. 0.125%, due 9/1/25	3,533,000	5,275,211
Palo Alto Networks, Inc.
0.375%, due 6/1/25 (b)	5,715,000	7,554,260
0.75%, due 7/1/23	8,986,000	12,696,363
Q2 Holdings, Inc. 0.75%, due 6/1/26	2,800,000	4,302,600
Shopify, Inc. 0.125%, due 11/1/25	10,310,000	12,191,575
Snap, Inc. 0.75%, due 8/1/26	6,296,000	14,279,167
Uber Technologies, Inc. (zero coupon), due 12/15/25 (b)	8,020,000	8,244,871
Wix.com, Ltd. (zero coupon), due 7/1/23 (a)	5,631,000	10,421,321
Zendesk, Inc. 0.625%, due 6/15/25 (b)	5,370,000	7,925,600

		133,260,272

Leisure Time 1.6%
Carnival Corp. 5.75%, due 4/1/23 (b)	3,851,000	9,130,354
NCL Corp., Ltd. (b)
5.375%, due 8/1/25	2,860,000	4,853,902
6.00%, due 5/15/24	1,756,000	3,692,332
Royal Caribbean Cruises, Ltd. 4.25%, due 6/15/23 (b)	3,070,000	4,096,128

		21,772,716

Machinery—Diversified 1.6%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	10,278,000	21,581,912

Media 2.2%
DISH Network Corp. (zero coupon), due 12/15/25 (b)	14,445,000	14,585,542

	Principal Amount	Value
Media (continued)
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	$6,664,000	$8,520,728
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	6,994,721

		30,100,991

Oil & Gas 2.5%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24	11,037,000	1,048,475
EQT Corp. 1.75%, due 5/1/26 (b)	11,868,000	14,025,029
Pioneer Natural Resources Co. 0.25%, due 5/15/25 (b)	14,655,000	19,545,207

		34,618,711

Oil & Gas Services 1.5%
Helix Energy Solutions Group, Inc. 6.75%, due 2/15/26	6,639,000	6,994,881
Newpark Resources, Inc. 4.00%, due 12/1/21	5,174,000	4,709,928
Oil States International, Inc. 1.50%, due 2/15/23	11,587,000	8,983,519

		20,688,328

Pharmaceuticals 2.5%
DexCom, Inc. 0.25%, due 11/15/25 (b)	18,004,000	18,194,843
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	6,250,000	8,686,082
Pacira BioSciences, Inc.
0.75%, due 8/1/25 (b)	4,690,000	5,297,392
2.375%, due 4/1/22	1,094,000	1,257,416

		33,435,733

Real Estate 0.2%
Redfin Corp. (zero coupon), due 10/15/25 (b)	1,750,000	2,100,259

Retail 1.5%
American Eagle Outfitters, Inc. 3.75%, due 4/15/25 (b)	3,570,000	8,711,631
Burlington Stores, Inc. 2.25%, due 4/15/25 (b)	8,536,000	11,867,279

		20,578,910

Semiconductors 7.2%
Cree, Inc. 1.75%, due 5/1/26 (b)	1,495,000	3,468,979
Inphi Corp. 0.75%, due 4/15/25 (b)	12,268,000	17,273,675
Microchip Technology, Inc.
1.625%, due 2/15/25	6,103,000	18,508,219
1.625%, due 2/15/27	5,198,000	10,526,484

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Semiconductors (continued)
Micron Technology, Inc. 3.125%, due 5/1/32	$1,993,000	$15,007,992
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	10,730,370
ON Semiconductor Corp. 1.625%, due 10/15/23	3,942,000	6,614,614
Rambus, Inc. 1.375%, due 2/1/23	6,552,000	7,395,987
Silicon Laboratories, Inc. 0.625%, due 6/15/25 (b)	7,180,000	9,053,743

		98,580,063

Software 13.9%
Akamai Technologies, Inc. 0.375%, due 9/1/27	7,080,000	7,924,485
Atlassian, Inc. 0.625%, due 5/1/23	5,325,000	15,282,111
Bill.com Holdings, Inc. (zero coupon), due 12/1/25 (b)	2,885,000	3,310,319
Coupa Software, Inc. 0.375%, due 6/15/26 (b)	3,760,000	5,075,123
Datadog, Inc. 0.125%, due 6/15/25 (b)	4,595,000	6,040,019
Envestnet, Inc. 1.75%, due 6/1/23	7,583,000	10,053,989
Everbridge, Inc. 0.125%, due 12/15/24	3,415,000	5,087,037
Five9, Inc. 0.50%, due 6/1/25 (b)	2,865,000	4,176,176
J2 Global, Inc. 1.75%, due 11/1/26 (b)	3,285,000	3,420,799
MongoDB, Inc. 0.25%, due 1/15/26 (b)	4,445,000	8,013,081
NICE Systems, Inc. 1.25%, due 1/15/24	8,910,000	30,351,032
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	18,997,884
RingCentral, Inc. (zero coupon), due 3/1/25 (b)	16,999,000	21,768,699
Slack Technologies, Inc. 0.50%, due 4/15/25 (b)	4,125,000	6,071,055
Splunk, Inc. 0.50%, due 9/15/23 (a)	10,919,000	14,299,929
Twilio, Inc. 0.25%, due 6/1/23	2,263,000	10,812,429
Workday, Inc. 0.25%, due 10/1/22	5,605,000	9,393,716
Zynga, Inc. 0.25%, due 6/1/24	6,772,000	9,065,626

		189,143,509

	Principal Amount	Value
Telecommunications 2.9%
Infinera Corp. 2.50%, due 3/1/27 (b)	$4,490,000	$6,927,375
InterDigital, Inc. 2.00%, due 6/1/24	2,860,000	3,023,309
Nice, Ltd. (zero coupon), due 9/15/25 (b)	9,703,000	11,081,954
Viavi Solutions, Inc. 1.00%, due 3/1/24	9,569,000	12,294,849
Vonage Holdings Corp. 1.75%, due 6/1/24	5,148,000	5,611,473

		38,938,960

Transportation 0.7%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	9,024,000	9,454,845

Total Convertible Bonds (Cost $778,942,491)		1,115,497,691

	Shares
Convertible Preferred Stocks 5.7%
Banks 1.9%
Bank of America Corp. Series L 7.25%	8,636	13,114,457
Wells Fargo & Co. Series L 7.50%	8,264	12,543,925

		25,658,382

Capital Markets 0.8%
KKR & Co., Inc. Series C 6.00%	183,400	11,055,352

Chemicals 0.3%
Lyondellbasell Advanced Polymers, Inc. 6.00%	4,110	4,311,390

Electric Utilities 0.9%
PG&E Corp. 5.50%	99,000	12,161,160

Health Care Equipment & Supplies 0.2%
Becton Dickinson & Co. 6.00%	50,000	2,756,500

Machinery 1.0%
Stanley Black & Decker, Inc. 5.25%	115,000	12,861,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Semiconductors & Semiconductor Equipment 0.6%
Broadcom, Inc. 8.00%	6,025	$8,570,382

Total Convertible Preferred Stocks (Cost $64,989,304)		77,374,766

Total Convertible Securities (Cost $843,931,795)		1,192,872,457

	Principal Amount
Corporate Bonds 0.1%
Oil & Gas Services 0.1%
Weatherford International, Ltd. 11.00%, due 12/1/24 (a)(b)	1,137,000	886,860

Total Corporate Bonds (Cost $15,012,020)		886,860

	Shares
Common Stocks 0.6%
Banks 0.5%
Bank of America Corp.	267,678	8,113,320

Energy Equipment & Services 0.1%
Weatherford International PLC (c)	157,538	945,228

Total Common Stocks (Cost $7,568,418)		9,058,548

	Shares	Value
Short-Term Investments 13.5%
Affiliated Investment Company 12.0%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	163,347,416	$163,347,416

Unaffiliated Investment Company 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (d)(e)	19,986,405	19,986,405

Total Short-Term Investments (Cost $183,333,821)		183,333,821

Total Investments (Cost $1,049,846,054)	101.8%	1,386,151,686
Other Assets, Less Liabilities	(1.8)	(24,359,872)
Net Assets	100.0%	$1,361,791,814

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $19,486,111. The Portfolio received cash collateral with a value of $19,986,405 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Current yield as of December 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$1,115,497,691	$—	$1,115,497,691
Convertible Preferred Stocks	77,374,766	—	—	77,374,766

Total Convertible Securities	77,374,766	1,115,497,691	—	1,192,872,457

Corporate Bond	—	886,860	—	886,860
Common Stocks	9,058,548	—	—	9,058,548
Short-Term Investments
Affiliated Investment Company	163,347,416	—	—	163,347,416
Unaffiliated Investment Company	19,986,405	—	—	19,986,405

Total Short-Term Investments	183,333,821	—	—	183,333,821

Total Investments in Securities	$269,767,135	$1,116,384,551	$—	$1,386,151,686

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $886,498,638) including securities on loan of $19,486,111	$1,222,804,270
Investment in affiliated investment company, at value (identified cost $163,347,416)	163,347,416
Due from custodian	3,350,015
Receivables:
Dividends and interest	2,033,682
Portfolio shares sold	835,087
Securities lending	6,317

Total assets	1,392,376,787

Liabilities
Cash collateral received for securities on loan	19,986,405
Payables:
Investment securities purchased	9,192,939
Manager (See Note 3)	567,723
Portfolio shares redeemed	516,373
NYLIFE Distributors (See Note 3)	205,311
Professional fees	62,212
Shareholder communication	39,815
Custodian	7,340
Trustees	1,358
Accrued expenses	5,497

Total liabilities	30,584,973

Net assets	$1,361,791,814

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$75,474
Additional paid-in capital	922,806,784

922,882,258
Total distributable earnings (loss)	438,909,556

Net assets	$1,361,791,814

Initial Class
Net assets applicable to outstanding shares	$370,732,675

Shares of beneficial interest outstanding	20,399,471

Net asset value per share outstanding	$18.17

Service Class
Net assets applicable to outstanding shares	$982,863,503

Shares of beneficial interest outstanding	54,619,295

Net asset value per share outstanding	$17.99

Service 2 Class
Net assets applicable to outstanding shares	$8,195,636

Shares of beneficial interest outstanding	455,433

Net asset value and offering price per share outstanding	$18.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$8,567,481
Dividends-unaffiliated	3,758,299
Dividends-affiliated	173,600
Securities lending	155,302
Other	8,711

Total income	12,663,393

Expenses
Manager (See Note 3)	5,586,964
Distribution/Service—Service Class (See Note 3)	1,974,892
Distribution/Service—Service 2 Class (See Note 3)	23,803
Professional fees	152,568
Shareholder communication	96,745
Custodian	30,170
Trustees	23,927
Miscellaneous	39,779

Total expenses	7,928,848

Net investment income (loss)	4,734,545

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	113,765,608
Net change in unrealized appreciation (depreciation) on unaffiliated investments	186,348,336
Net realized and unrealized gain (loss)	300,113,944

Net increase (decrease) in net assets resulting from operations	$304,848,489

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,734,545	$6,608,388
Net realized gain (loss)	113,765,608	34,946,367
Net change in unrealized appreciation (depreciation)	186,348,336	131,357,026

Net increase (decrease) in net assets resulting from operations	304,848,489	172,911,781

Distributions to shareholders:
Initial Class	(3,134,899)	(19,421,628)
Service Class	(12,798,176)	(70,027,704)
Service 2 Class	(113,691)	(608,113)

Total distributions to shareholders	(16,046,766)	(90,057,445)

Capital share transactions:
Net proceeds from sale of shares	347,963,493	127,439,644
Net asset value of shares issued to shareholders in reinvestment of distributions	16,046,766	90,057,445
Cost of shares redeemed	(252,348,769)	(111,848,379)

Increase (decrease) in net assets derived from capital share transactions	111,661,490	105,648,710

Net increase (decrease) in net assets	400,463,213	188,503,046

Net Assets
Beginning of year	961,328,601	772,825,555

End of year	$1,361,791,814	$961,328,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.60	$12.31	$13.29	$12.28	$11.86

Net investment income (loss) (a)	0.10	0.13	0.17	0.18	0.19

Net realized and unrealized gain (loss) on investments	4.74	2.56	(0.41)	1.28	1.18

Total from investment operations	4.84	2.69	(0.24)	1.46	1.37

Less distributions:

From net investment income	(0.11)	(0.20)	(0.23)	(0.23)	(0.47)

From net realized gain on investments	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)

Total distributions	(0.27)	(1.40)	(0.74)	(0.45)	(0.95)

Net asset value at end of year	$18.17	$13.60	$12.31	$13.29	$12.28

Total investment return (b)	36.04%	22.46%	(2.27%)	11.99%	12.07%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.70%	0.94%	1.24%	1.40%	1.59%

Net expenses (c)	0.61%	0.61%	0.61%	0.62%	0.64%

Portfolio turnover rate	49%	26%	43%	34%	39%

Net assets at end of year (in 000’s)	$370,733	$202,104	$177,136	$227,285	$162,462

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.47	$12.21	$13.18	$12.18	$11.77

Net investment income (loss) (a)	0.06	0.09	0.13	0.15	0.16

Net realized and unrealized gain (loss) on investments	4.69	2.53	(0.40)	1.26	1.17

Total from investment operations	4.75	2.62	(0.27)	1.41	1.33

Less distributions:

From net investment income	(0.07)	(0.16)	(0.19)	(0.19)	(0.44)

From net realized gain on investments	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)

Total distributions	(0.23)	(1.36)	(0.70)	(0.41)	(0.92)

Net asset value at end of year	$17.99	$13.47	$12.21	$13.18	$12.18

Total investment return (b)	35.70%	22.15%	(2.52%)	11.72%	11.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.44%	0.69%	0.99%	1.15%	1.35%

Net expenses (c)	0.86%	0.86%	0.86%	0.87%	0.89%

Portfolio turnover rate	49%	26%	43%	34%	39%

Net assets at end of year (in 000’s)	$982,863	$752,670	$592,673	$565,974	$476,926

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,				April 26, 2016^ through December 31,

Service 2 Class	2020	2019	2018	2017	2016

Net asset value at beginning of period	$13.47	$12.21	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.05	0.08	0.12	0.14	0.11

Net realized and unrealized gain (loss) on investments	4.70	2.53	(0.40)	1.26	1.04

Total from investment operations	4.75	2.61	(0.28)	1.40	1.15

Less distributions:

From net investment income	(0.06)	(0.15)	(0.18)	(0.18)	(0.12)

From net realized gain on investments	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)

Total distributions	(0.22)	(1.35)	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$18.00	$13.47	$12.21	$13.18	$12.18

Total investment return (b)	35.57%	22.03%	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32%	0.56%	0.88%	1.05%	1.33%††

Net expenses (c)	0.96%	0.96%	0.96%	0.97%	1.00%††

Portfolio turnover rate	49%	26%	43%	34%	39%

Net assets at end of period (in 000’s)	$8,196	$6,555	$3,016	$2,179	$797

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay VP MacKay Convertible Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference

21

Notes to Financial Statements (continued)

between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings

22	MainStay VP MacKay Convertible Portfolio

and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $19,486,111 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $19,986,405.

(I)  Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.57%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $5,586,964, and paid the Subadvisor in the amount of $2,793,482.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

23

Notes to Financial Statements (continued)

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2020, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$56,751	$415,991	$(309,395)	$—	$—	$163,347	$174	$—	163,347

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,059,065,372	$359,082,129	$(31,995,815)	$327,086,314

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$31,428,310	$80,758,103	$(363,171)	$327,086,314	$438,909,556

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond adjustment, wash sale adjustments, and contingent payment debt instruments (“CPDI”). The other temporary differences are primarily due to interest accruals on defaulted securities.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$5,745,857	$10,300,909	$22,040,458	$68,016,987

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by

24	MainStay VP MacKay Convertible Portfolio

New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $464,575 and $465,278, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	10,584,369	$189,502,221
Shares issued to shareholders in reinvestment of distributions	209,351	3,134,899
Shares redeemed	(5,252,451)	(69,916,218)

Net increase (decrease)	5,541,269	$122,720,902

Year ended December 31, 2019:
Shares sold	560,120	$7,679,603
Shares issued to shareholders in reinvestment of distributions	1,470,789	19,421,628
Shares redeemed	(1,557,410)	(21,416,483)

Net increase (decrease)	473,499	$5,684,748

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	10,432,501	$151,830,845
Shares issued to shareholders in reinvestment of distributions	853,201	12,798,176
Shares redeemed	(12,539,552)	(175,639,923)

Net increase (decrease)	(1,253,850)	$(11,010,902)

Year ended December 31, 2019:
Shares sold	8,523,095	$116,039,790
Shares issued to shareholders in reinvestment of distributions	5,357,066	70,027,704
Shares redeemed	(6,555,192)	(89,395,608)

Net increase (decrease)	7,324,969	$96,671,886

Service 2 Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	456,713	$6,630,427
Shares issued to shareholders in reinvestment of distributions	7,438	113,691
Shares redeemed	(495,342)	(6,792,628)

Net increase (decrease)	(31,191)	$(48,510)

Year ended December 31, 2019:
Shares sold	268,924	$3,720,251
Shares issued to shareholders in reinvestment of distributions	46,583	608,113
Shares redeemed	(75,955)	(1,036,288)

Net increase (decrease)	239,552	$3,292,076

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

25

Notes to Financial Statements (continued)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

26	MainStay VP MacKay Convertible Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Convertible Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

28	MainStay VP MacKay Convertible Portfolio

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other develop-

ments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

30	MainStay VP MacKay Convertible Portfolio

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

32	MainStay VP MacKay Convertible Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

34	MainStay VP MacKay Convertible Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of policyowners of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products or policies issued by other insurance companies. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Product is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801637	MSVPC11-02/21 (NYLIAC) NI512

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	5/1/1998	0.03%	7.94%	8.58%	0.72%
Service Class Shares	6/5/2003	–0.22	7.67	8.31	0.97

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Value Index[4]	2.80%	9.74%	10.50%
U.S. Equity Yield Composite Index[5]	2.42	10.76	11.76
Morningstar Large Value Category Average[6]	2.68	9.30	9.40

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the
MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,170.40	$3.71	$1,021.72	$3.46	0.68%

Service Class Shares	$1,000.00	$1,168.90	$5.07	$1,020.46	$4.72	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Semiconductors & Semiconductor Equipment	6.6%

Pharmaceuticals	6.0

Insurance	5.9

Electric Utilities	5.2

Banks	5.0

Chemicals	4.4

Multi-Utilities	4.1

Capital Markets	3.7

Household Products	3.6

Oil, Gas & Consumable Fuels	3.4

Beverages	3.2

Biotechnology	3.2

Diversified Telecommunication Services	3.0

Tobacco	3.0

Electrical Equipment	2.9

Equity Real Estate Investment Trusts	2.9

Aerospace & Defense	2.7

Hotels, Restaurants & Leisure	2.7

Media	2.2

Software	2.1

Commercial Services & Supplies	1.9%

Health Care Equipment & Supplies	1.9

Health Care Providers & Services	1.9

IT Services	1.8

Food & Staples Retailing	1.6

Trading Companies & Distributors	1.6

Industrial Conglomerates	1.5

Multiline Retail	1.4

Communications Equipment	1.3

Specialty Retail	1.3

Technology Hardware, Storage & Peripherals	1.1

Containers & Packaging	1.0

Air Freight & Logistics	0.9

Household Durables	0.7

Food Products	0.6

Leisure Products	0.6

Textiles, Apparel & Luxury Goods	0.5

Short-Term Investment	2.4

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Johnson & Johnson

3.	Verizon Communications, Inc.

4.	Medtronic PLC

5.	MetLife, Inc.
6.	Merck & Co., Inc.

7.	AbbVie, Inc.

8.	Comcast Corp., Class A

9.	JPMorgan Chase & Co.

10.	Procter & Gamble Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Epoch U.S. Equity Yield Portfolio returned 0.03% for Initial Class shares and –0.22% for Service Class shares. Over the same period, both share classes underperformed the 2.80% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the 2.42% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2020, both share classes underperformed the 2.68% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

On a relative basis, the Portfolio underperformed the Russell 1000® Value Index for the full reporting period, despite providing good downside protection in the first quarter of 2020. As the market rallied off the March bottom, the Portfolio delivered solid upside participation, largely kept pace with the Index and remained ahead at the end of the third quarter. Autumn brought a change in investor sentiment and the Portfolio benefited from increased optimism about economies reopening. Many companies continued to increase their dividend, and some began to reinstate their share repurchase programs as they became more confident in their ability to navigate the global pandemic. However, while the Portfolio participated in the upside as markets surged in the fourth quarter due to progress on the coronavirus vaccines, certainty about results of the U.S. presidential election and prospects of a second stimulus plan, returns lagged the Index. From a factor perspective, underperformance was driven by negative exposure to market sensitivity (i.e., negative relative beta2 exposure to the benchmark). Put another way, the announcement of an effective vaccine in the fourth quarter led to a reversion rally for the stocks most negatively affected by COVID-19 and the Portfolio did not own many of these companies. In addition, dividend-paying stocks came under pressure as confidence about a sustained recovery led investors to focus on growth and cyclical stocks as opposed to yield.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The Portfolio was not immune to the fastest-arriving bear market in March 2020 as governments deliberately shut down the global economy to slow the spread of COVID-19. The social distancing measures put in place disrupted revenues and cash flows as activity came to a sudden and full stop for many companies across a variety of sectors. In addition, the capacity to pay dividends was broadly called into question as future cash flows looked less certain, putting tremendous pressure on dividend-paying stocks across all sectors. Although the Portfolio reduced its exposure to the energy sector in February out of concerns about the impact of coronavirus on global demand, remaining holdings were negatively affected by the supply and demand shocks in March which undermined full-year performance as well. While the Portfolio provided downside protection during the market sell-off at the beginning of the year, the Portfolio did modestly lag as the market recovered and then rallied through the rest of the year. However, the gap between the Portfolio and the benchmark widened during the market shift to more cyclical names at the end of the year.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from information technology, driven by both strong stock selection and overweight exposure. (Contributions take weightings and total returns into account.) Financials also strongly bolstered relative returns due to underweight exposure and strong stock selection. Though a more modest contributor, the energy sector also enhanced relative returns. Conversely, the utilities sector was the most significant detractor from the Portfolio’s relative performance due to stock selection. Communication services also detracted due to stock selection as a few key names drove the overall return in the sector. Health care was the next most significant detractor, largely due to stock selection exacerbated by underweight exposure.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Holdings of Microsoft, KLA and BlackRock shares were among the top individual positive contributors to the Portfolio’s absolute performance. Global software company Microsoft outperformed as the company’s cloud-based business, Azure, as well as its productivity software, such as Office and Teams, proved crucial in enabling remote working environments. Microsoft’s shift toward subscription-based services helped counter pandemic-related uncertainty in end demand, and the company continued

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

to improve its dividend and share repurchase plans. KLA, a dominant provider of tools for the semiconductor industry, was supported by growing end-market demand for logic and memory semiconductors, as well as strong, initial capital spending guidance from their customers for 2021. Signals from the outgoing U.S. administration that it would not be overly restrictive in granting export licenses for KLA’s tools into China also supported the stock. KLA continued to pay a progressive dividend and to repurchase shares. Investment manager BlackRock traded higher based on consistently favorable underlying earnings performance driven by both positive organic growth (asset flows) and higher equity market levels. As of December 31, 2020, we believe BlackRock remains well-positioned with its market-leading portfolio of iShares ETFs, its growing presence in alternatives and its industry-leading technology platform Aladdin to meet the challenge of industry headwinds through the market cycle. The company has a transparent capital allocation policy, generates significant free cash flow, pays an attractive growing dividend and regularly repurchases shares.

The most significant detractors from absolute performance were CenterPoint Energy, Royal Dutch Shell and Exxon Mobil. Utility company CenterPoint Energy was pressured after reducing their dividend. While a midstream business, CenterPoint owns a stake in the oil markets and did reduce its distribution due to the dual impacts of COVID-19 and the petroleum price war. CenterPoint’s move to change its capital allocation program was unexpected and, in our view, unnecessary. The company’s outlook was further clouded by abrupt management departures before and around the time of the dividend decision. As a result, the Portfolio exited the position in early April. Global integrated energy companies Royal Dutch Shell and Exxon Mobil were pressured along with their peers as the energy sector experienced a severe demand shock caused by COVID-19. With a weakened balance sheet, as measured by net debt leverage or gearing, we became concerned about Shell’s ability to maintain its dividend in this down cycle, and sold the Portfolio’s position in March to fund other more attractive opportunities. The Portfolio exited Exxon Mobil later in the year as it became clear that its ability to leverage its balance sheet to support both growth and dividend payments had become challenging.

Did the Portfolio make any significant purchases or sales during the reporting period?

Multiple positions were initiated during the reporting period, including Omnicom Group and MSC Industrial. Advertising agency Omnicom has been able to sustain organic growth with a quicker shift to digital and a better programing advertising model. The company has navigated the shift from a traditional to a digital advertising model better than most, and has paid a well-covered dividend, in addition to maintaining an aggressive share repurchase program. MSC Industrial, a metalworking distributor and provider of related maintenance, repair and operations products and services has maintained reliable cash flows sustained by strong customer relationships, superior logistics and in-stock products. Growth has been driven by market share gains and by moving the focus of its sales force from fulfillment to partnership with its customers, seeking to provide unique insights that drive down customers’ bill of materials and improve their products and manufacturing processes while increasing MSC’s cash margins.

A number of positions were closed during the reporting period, including Exxon Mobil, described above, and Maxim Integrated Products. Maxim, a large supplier of analog chips, was acquired by Analog Devices. Since Analog Devices is another Portfolio holding, shares were sold to maintain diversification and fund other shareholder-yield opportunities.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most significant sector weighting changes during the reporting period were increases in exposure to information technology and health care, and decreases in exposure to utilities and energy. The Portfolio’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held its largest allocations relative to the Russell 1000® Value Index in the utilities and consumer staples sectors. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in financials and communication services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 2.7%
General Dynamics Corp.	34,654	$5,157,208
Lockheed Martin Corp.	31,657	11,237,602
Raytheon Technologies Corp.	117,893	8,430,529

		24,825,339

Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	49,264	8,296,058

Banks 5.0%
Bank of America Corp.	197,056	5,972,768
JPMorgan Chase & Co.	115,515	14,678,491
PNC Financial Services Group, Inc.	51,123	7,617,327
Truist Financial Corp.	226,614	10,861,609
U.S. Bancorp	149,490	6,964,739

		46,094,934

Beverages 3.2%
Coca-Cola Co.	174,972	9,595,465
Coca-Cola European Partners PLC	172,933	8,617,251
PepsiCo., Inc.	77,463	11,487,763

		29,700,479

Biotechnology 3.2%
AbbVie, Inc.	147,112	15,763,051
Amgen, Inc.	60,475	13,904,412

		29,667,463

Capital Markets 3.7%
BlackRock, Inc.	20,045	14,463,269
CME Group, Inc.	44,507	8,102,499
Lazard, Ltd., Class A	148,131	6,265,941
T. Rowe Price Group, Inc.	32,955	4,989,058

		33,820,767

Chemicals 4.4%
Dow, Inc.	239,185	13,274,767
LyondellBasell Industries N.V., Class A	76,444	7,006,857
Nutrien, Ltd.	293,885	14,153,502
PPG Industries, Inc.	39,750	5,732,745

		40,167,871

Commercial Services & Supplies 1.9%
Republic Services, Inc.	92,072	8,866,534
Waste Management, Inc.	73,726	8,694,507

		17,561,041

Communications Equipment 1.3%
Cisco Systems, Inc.	261,948	11,722,173

Containers & Packaging 1.0%
Amcor PLC	762,063	8,969,482

	Shares	Value
Diversified Telecommunication Services 3.0%
AT&T, Inc.	355,720	$10,230,507
Verizon Communications, Inc.	298,302	17,525,243

		27,755,750

Electric Utilities 5.2%
Alliant Energy Corp.	104,643	5,392,254
American Electric Power Co., Inc.	97,169	8,091,262
Duke Energy Corp.	77,803	7,123,643
Entergy Corp.	123,669	12,347,113
Evergy, Inc.	135,221	7,506,118
Eversource Energy	83,918	7,259,746

		47,720,136

Electrical Equipment 2.9%
Eaton Corp. PLC	119,592	14,367,783
Emerson Electric Co.	157,984	12,697,174

		27,064,957

Equity Real Estate Investment Trusts 2.9%
American Tower Corp.	36,151	8,114,453
Iron Mountain, Inc.	385,958	11,378,042
Welltower, Inc.	114,156	7,376,761

		26,869,256

Food & Staples Retailing 1.6%
Walmart, Inc.	101,049	14,566,213

Food Products 0.6%
McCormick & Co., Inc.	54,360	5,196,816

Health Care Equipment & Supplies 1.9%
Medtronic PLC	149,151	17,471,548

Health Care Providers & Services 1.9%
CVS Health Corp.	118,573	8,098,536
UnitedHealth Group, Inc.	25,821	9,054,908

		17,153,444

Hotels, Restaurants & Leisure 2.7%
Las Vegas Sands Corp.	102,944	6,135,462
McDonald’s Corp.	55,672	11,946,098
Vail Resorts, Inc.	24,462	6,823,920

		24,905,480

Household Durables 0.7%
Leggett & Platt, Inc.	137,461	6,089,522

Household Products 3.6%
Colgate-Palmolive Co.	58,097	4,967,875
Kimberly-Clark Corp.	96,489	13,009,612
Procter & Gamble Co.	105,323	14,654,642

		32,632,129

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 1.5%
Honeywell International, Inc.	63,193	$13,441,151

Insurance 5.9%
Allianz S.E., Sponsored ADR	369,310	9,103,491
Arthur J. Gallagher & Co.	106,342	13,155,569
Marsh & McLennan Cos., Inc.	54,360	6,360,120
MetLife, Inc.	361,156	16,956,274
Travelers Cos., Inc.	58,097	8,155,076

		53,730,530

IT Services 1.8%
Automatic Data Processing, Inc.	30,917	5,447,575
International Business Machines Corp.	49,943	6,286,825
Paychex, Inc.	53,936	5,025,757

		16,760,157

Leisure Products 0.6%
Hasbro, Inc.	62,174	5,815,756

Media 2.2%
Comcast Corp., Class A	281,314	14,740,853
Omnicom Group, Inc.	91,053	5,678,976

		20,419,829

Multi-Utilities 4.1%
Ameren Corp.	127,746	9,971,853
CMS Energy Corp.	69,988	4,269,968
Dominion Energy, Inc.	108,380	8,150,176
NiSource, Inc.	219,479	5,034,848
WEC Energy Group, Inc.	111,778	10,286,929

		37,713,774

Multiline Retail 1.4%
Target Corp.	72,706	12,834,790

Oil, Gas & Consumable Fuels 3.4%
Chevron Corp.	112,457	9,496,994
Enterprise Products Partners, L.P.	419,253	8,213,166
Magellan Midstream Partners, L.P.	152,208	6,459,708
Phillips 66	102,265	7,152,414

		31,322,282

Pharmaceuticals 6.0%
Eli Lilly & Co.	47,905	8,088,280
Johnson & Johnson	113,477	17,859,010
Merck & Co., Inc.	205,671	16,823,888
Pfizer, Inc.	328,200	12,081,042

		54,852,220

Semiconductors & Semiconductor Equipment 6.6%
Analog Devices, Inc.	95,810	14,154,011
Broadcom, Inc.	22,083	9,669,042
Intel Corp.	209,626	10,443,567

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	49,432	$12,798,439
Texas Instruments, Inc.	85,277	13,996,514

		61,061,573

Software 2.1%
Microsoft Corp.	88,675	19,723,093

Specialty Retail 1.3%
Home Depot, Inc.	44,079	11,708,264

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	73,386	9,737,588

Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	324,802	4,735,613

Tobacco 3.0%
Altria Group, Inc.	264,327	10,837,407
British American Tobacco PLC, Sponsored ADR	174,807	6,553,514
Philip Morris International, Inc.	121,291	10,041,682

		27,432,603

Trading Companies & Distributors 1.6%
MSC Industrial Direct Co., Inc., Class A	81,149	6,848,164
Watsco, Inc.	32,955	7,465,955

		14,314,119

Total Common Stocks (Cost $743,552,823)		893,854,200

Short-Term Investment 2.4%
Affiliated Investment Company 2.4%
MainStay U.S. Government Liquidity Fund, 0.01% (a)	21,984,179	21,984,179

Total Short-Term Investment (Cost $21,984,179)		21,984,179

Total Investments (Cost $765,537,002)	99.8%	915,838,379
Other Assets, Less Liabilities	0.2	1,407,233
Net Assets	100.0%	$917,245,612

†	Percentages indicated are based on Portfolio net assets.

(a)	Current yield as of December 31, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$893,854,200	$—	$—	$893,854,200
Short-Term Investment
Affiliated Investment Company	21,984,179	—	—	21,984,179

Total Investments in Securities	$915,838,379	$—	$—	$915,838,379

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $743,552,823)	$893,854,200
Investment in affiliated investment company, at value (identified cost $21,984,179)	21,984,179
Receivables:
Dividends	2,056,692
Portfolio shares sold	437,901

Total assets	918,332,972

Liabilities
Payables:
Manager (See Note 3)	491,287
Portfolio shares redeemed	409,906
NYLIFE Distributors (See Note 3)	89,053
Professional fees	48,165
Shareholder communication	40,828
Custodian	6,307
Trustees	1,109
Accrued expenses	705

Total liabilities	1,087,360

Net assets	$917,245,612

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,066
Additional paid-in capital	781,255,069

781,316,135
Total distributable earnings (loss)	135,929,477

Net assets	$917,245,612

Initial Class
Net assets applicable to outstanding shares	$495,192,558

Shares of beneficial interest outstanding	32,736,746

Net asset value per share outstanding	$15.13

Service Class
Net assets applicable to outstanding shares	$422,053,054

Shares of beneficial interest outstanding	28,328,953

Net asset value per share outstanding	$14.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$28,308,492
Dividends-affiliated	55,789
Securities lending	3,572
Other	542

Total income	28,368,395

Expenses
Manager (See Note 3)	6,237,094
Distribution/Service—Service Class (See Note 3)	1,001,054
Professional fees	132,444
Shareholder communication	90,794
Custodian	26,249
Trustees	23,074
Interest expense (See Note 6)	810
Miscellaneous	37,729

Total expenses before waiver/reimbursement	7,549,248
Expense waiver/reimbursement from Manager (See Note 3)	(408,587)

Net expenses	7,140,661

Net investment income (loss)	21,227,734

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(32,499,703)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(972,217)

Net realized and unrealized gain (loss)	(33,471,920)

Net increase (decrease) in net assets resulting from operations	$(12,244,186)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $168,511.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,227,734	$23,402,242
Net realized gain (loss)	(32,499,703)	32,134,611
Net change in unrealized appreciation (depreciation)	(972,217)	163,085,263

Net increase (decrease) in net assets resulting from operations	(12,244,186)	218,622,116

Distributions to shareholders:
Initial Class	(30,366,836)	(39,107,129)
Service Class	(24,324,032)	(31,871,243)

Total distributions to shareholders	(54,690,868)	(70,978,372)

Capital share transactions:
Net proceeds from sale of shares	68,376,620	85,886,650
Net asset value of shares issued to shareholders in reinvestment of distributions	54,690,868	70,978,372
Cost of shares redeemed	(190,864,938)	(233,046,248)

Increase (decrease) in net assets derived from capital share transactions	(67,797,450)	(76,181,226)

Net increase (decrease) in net assets	(134,732,504)	71,462,518

Net Assets
Beginning of year	1,051,978,116	980,515,598

End of year	$917,245,612	$1,051,978,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$16.12	$14.01	$16.15	$13.79	$15.58

Net investment income (loss) (a)	0.35	0.38	0.39	0.30	0.21

Net realized and unrealized gain (loss) on investments	(0.41)	2.92	(1.12)	2.26	0.47

Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	(0.06)	3.30	(0.73)	2.56	0.68

Less distributions:

From net investment income	(0.41)	(0.52)	(0.35)	(0.20)	(0.18)

From net realized gain on investments	(0.52)	(0.67)	(1.06)	—	(2.29)

Total distributions	(0.93)	(1.19)	(1.41)	(0.20)	(2.47)

Net asset value at end of year	$15.13	$16.12	$14.01	$16.15	$13.79

Total investment return (b)	0.03%	24.18%	(5.23%)	18.66%	4.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.47%	2.43%	2.49%	2.01%	1.41%

Net expenses (c)	0.68%	0.68%	0.68%	0.73%	0.79%

Expenses (before waiver/reimbursement) (c)	0.73%	0.72%	0.71%	0.74%	0.79%

Portfolio turnover rate	26%	22%	25%	122%	99%

Net assets at end of year (in 000’s)	$495,193	$591,185	$548,881	$791,462	$637,936

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$15.89	$13.81	$15.94	$13.61	$15.40

Net investment income (loss) (a)	0.31	0.34	0.35	0.26	0.17

Net realized and unrealized gain (loss) on investments	(0.42)	2.88	(1.12)	2.24	0.46

Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	(0.11)	3.22	(0.77)	2.50	0.63

Less distributions:

From net investment income	(0.36)	(0.47)	(0.30)	(0.17)	(0.13)

From net realized gain on investments	(0.52)	(0.67)	(1.06)	—	(2.29)

Total distributions	(0.88)	(1.14)	(1.36)	(0.17)	(2.42)

Net asset value at end of year	$14.90	$15.89	$13.81	$15.94	$13.61

Total investment return (b)	(0.22%)	23.87%	(5.46%)	18.37%	4.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.21%	2.18%	2.23%	1.73%	1.16%

Net expenses (c)	0.93%	0.93%	0.93%	0.98%	1.04%

Expenses (before waiver/reimbursement) (c)	0.98%	0.97%	0.96%	0.99%	1.04%

Portfolio turnover rate	26%	22%	25%	122%	99%

Net assets at end of year (in 000’s)	$422,053	$460,793	$431,635	$536,044	$526,452

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up

18	MainStay VP Epoch U.S. Equity Yield Portfolio

to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The

19

Notes to Financial Statements (continued)

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of the Portfolio’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $6,237,094 and waived fees and/or reimbursed expenses in the amount of $408,587 and paid the Subadvisor in the amount of $2,914,253.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$20,306	$199,889	$(198,211)	$—	$—	$21,984	$56	$—	21,984

20	MainStay VP Epoch U.S. Equity Yield Portfolio

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$771,027,629	$178,542,126	$(33,731,376)	$144,810,750

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$23,411,554	$(32,527,514)	$234,687	$144,810,750	$135,929,477

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and partnership adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $32,527,514, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,728	$4,800

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$23,317,781	$31,373,087	$37,871,466	$33,106,906

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended December 31, 2020, the Portfolio utilized the line of credit for 2 days, maintained an average daily balance of $12,994,000, at a weighted average interest rate of 1.22% and incurred interest expense in the amount of $810. As of December 31, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $230,173 and $331,454, respectively.

21

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	2,458,147	$35,425,531
Shares issued to shareholders in reinvestment of distributions	2,166,877	30,366,836
Shares redeemed	(8,562,407)	(122,749,006)

Net increase (decrease)	(3,937,383)	$(56,956,639)

Year ended December 31, 2019:
Shares sold	4,092,676	$64,745,845
Shares issued to shareholders in reinvestment of distributions	2,591,742	39,107,129
Shares redeemed	(9,201,187)	(144,241,738)

Net increase (decrease)	(2,516,769)	$(40,388,764)

Service Class	Shares	Amount
Year ended December 31, 2020:
Shares sold	2,391,552	$32,951,089
Shares issued to shareholders in reinvestment of distributions	1,761,258	24,324,032
Shares redeemed	(4,829,707)	(68,115,932)

Net increase (decrease)	(676,897)	$(10,840,811)

Year ended December 31, 2019:
Shares sold	1,367,949	$21,140,805
Shares issued to shareholders in reinvestment of distributions	2,141,971	31,871,243
Shares redeemed	(5,755,158)	(88,804,510)

Net increase (decrease)	(2,245,238)	$(35,792,462)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Equity Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

24	MainStay VP Epoch U.S. Equity Yield Portfolio

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Epoch to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Epoch as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Portfolio. The Board also considered the reason-

26	MainStay VP Epoch U.S. Equity Yield Portfolio

ableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

28	MainStay VP Epoch U.S. Equity Yield Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

30	MainStay VP Epoch U.S. Equity Yield Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802147	MSVPEUE11-02/21 (NYLIAC) NI521

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	18.24%	14.98%	13.61%	0.19%
Service Class Shares	6/5/2003	17.95	14.69	13.32	0.44

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
Morningstar Large Blend Category Average[4]	15.12	12.97	11.56

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,220.70	$0.73	$1,024.48	$0.66	0.13%

Service Class Shares	$1,000.00	$1,219.10	$2.12	$1,023.23	$1.93	0.38%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Software	8.5%

Technology Hardware, Storage & Peripherals	7.0

IT Services	5.4

Interactive Media & Services	5.4

Semiconductors & Semiconductor Equipment	5.1

Internet & Direct Marketing Retail	4.9

Banks	3.8

Health Care Equipment & Supplies	3.8

Pharmaceuticals	3.8

Capital Markets	2.7

Health Care Providers & Services	2.6

Equity Real Estate Investment Trusts	2.3

Entertainment	2.2

Specialty Retail	2.2

Oil, Gas & Consumable Fuels	2.1

Automobiles	2.0

Biotechnology	1.9

Chemicals	1.8

Insurance	1.8

Electric Utilities	1.7

Hotels, Restaurants & Leisure	1.7

Machinery	1.7

Aerospace & Defense	1.6

Beverages	1.6

Household Products	1.6

Diversified Financial Services	1.4

Diversified Telecommunication Services	1.4

Food & Staples Retailing	1.4

Media	1.3

Industrial Conglomerates	1.2

Life Sciences Tools & Services	1.2

Food Products	1.0

Road & Rail	1.0

Communications Equipment	0.8

Multi-Utilities	0.8%

Air Freight & Logistics	0.7

Textiles, Apparel & Luxury Goods	0.7

Electronic Equipment, Instruments & Components	0.6

Tobacco	0.6

Building Products	0.5

Consumer Finance	0.5

Electrical Equipment	0.5

Multiline Retail	0.5

Commercial Services & Supplies	0.4

Containers & Packaging	0.4

Household Durables	0.4

Airlines	0.3

Metals & Mining	0.3

Professional Services	0.3

Wireless Telecommunication Services	0.3

Energy Equipment & Services	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Gas Utilities	0.0	‡

Leisure Products	0.0	‡

Short-Term Investments	0.9

Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A

6.	Tesla, Inc.

7.	Berkshire Hathaway, Inc., Class B

8.	Johnson & Johnson

9.	JPMorgan Chase & Co.

10.	Visa, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay S&P 500 Index Portfolio returned 18.24% for Initial Class shares and 17.95% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2020, both share classes outperformed the 15.12% return of the Morningstar Large Blend Category Average.1

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industry groups with highest total returns during the reporting period included technology hardware storage & peripherals, Internet & direct marketing retail and air freight & logistics. During the same period, the S&P 500® industry groups that had the lowest total returns were energy equipment & services, oil gas & consumable fuels and airlines.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included technology hardware storage & peripherals, software, and Internet & direct marketing retail. (Contributions take weightings and total returns into account.) During the same period, the S&P 500® industries that made the weakest contributions to the Portfolio’s absolute performance included banks, oil, gas & consumable fuels, banks, and aerospace & defense.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns during the reporting period were video-oriented semiconductor maker NVIDIA; digital payments company PayPal; and apparel retailer L Brands. Conversely, the S&P® 500 stocks with the lowest total returns over the same period were leisure travel company Carnival; cruise line operator Norwegian Cruise Line; and oil & gas equipment & services provider TechnipFMC.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included consumer electronics maker Apple; online retailer Amazon.com; and software developer Microsoft. During the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were diversified oil & gas company Exxon Mobil; financial firm Wells Fargo; and communications services provider AT&T.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 21 additions to, and 21 deletions from, the S&P 500® Index. In terms of Index weight, significant additions to the S&P 500® Index included electric automobile maker Tesla and medical device company DexCom, while significant deletions included pharmaceutical company Allergan and defense contractor Raytheon.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 1.6%
Boeing Co.	55,986	$11,984,363
General Dynamics Corp.	24,523	3,649,513
Howmet Aerospace, Inc.	41,171	1,175,020
Huntington Ingalls Industries, Inc.	4,272	728,291
L3Harris Technologies, Inc.	22,168	4,190,195
Lockheed Martin Corp.	25,975	9,220,606
Northrop Grumman Corp.	16,358	4,984,610
Raytheon Technologies Corp.	160,228	11,457,904
Teledyne Technologies, Inc. (a)	3,892	1,525,586
Textron, Inc.	24,146	1,166,976
TransDigm Group, Inc. (a)	5,743	3,554,056

		53,637,120

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	14,343	1,346,377
Expeditors International of Washington, Inc.	17,857	1,698,379
FedEx Corp.	25,487	6,616,935
United Parcel Service, Inc., Class B	75,457	12,706,959

		22,368,650

Airlines 0.3%
Alaska Air Group, Inc.	13,047	678,444
American Airlines Group, Inc. (b)	64,438	1,016,187
Delta Air Lines, Inc.	67,283	2,705,449
Southwest Airlines Co.	62,275	2,902,638
United Airlines Holdings, Inc. (a)	30,876	1,335,387

		8,638,105

Auto Components 0.1%
Aptiv PLC	28,489	3,711,832
BorgWarner, Inc.	25,796	996,757

		4,708,589

Automobiles 2.0%
Ford Motor Co.	412,258	3,623,748
General Motors Co.	132,885	5,533,332
Tesla, Inc. (a)	80,005	56,457,128

		65,614,208

Banks 3.8%
Bank of America Corp.	803,160	24,343,780
Citigroup, Inc.	219,652	13,543,742
Citizens Financial Group, Inc.	45,058	1,611,274
Comerica, Inc.	14,674	819,690
Fifth Third Bancorp	75,162	2,072,216
First Republic Bank	18,351	2,696,312
Huntington Bancshares, Inc.	107,329	1,355,565
JPMorgan Chase & Co.	321,594	40,864,950
KeyCorp	103,019	1,690,542
M&T Bank Corp.	13,535	1,723,006
People’s United Financial, Inc.	44,825	579,587
PNC Financial Services Group, Inc.	44,702	6,660,598

	Shares	Value
Banks (continued)
Regions Financial Corp.	101,329	$1,633,423
SVB Financial Group (a)	5,465	2,119,491
Truist Financial Corp.	142,229	6,817,036
U.S. Bancorp	144,630	6,738,312
Wells Fargo & Co.	436,200	13,164,516
Zions Bancorp., N.A.	17,303	751,642

		129,185,682

Beverages 1.6%
Brown-Forman Corp., Class B	19,256	1,529,504
Coca-Cola Co.	408,051	22,377,517
Constellation Brands, Inc., Class A	17,882	3,917,052
Molson Coors Beverage Co., Class B	19,849	896,977
Monster Beverage Corp. (a)	38,988	3,605,610
PepsiCo., Inc.	145,800	21,622,140

		53,948,800

Biotechnology 1.9%
AbbVie, Inc.	186,262	19,957,973
Alexion Pharmaceuticals, Inc. (a)	23,088	3,607,269
Amgen, Inc.	61,420	14,121,686
Biogen, Inc. (a)	16,235	3,975,302
Gilead Sciences, Inc.	132,252	7,705,002
Incyte Corp. (a)	19,639	1,708,200
Regeneron Pharmaceuticals, Inc. (a)	11,062	5,344,163
Vertex Pharmaceuticals, Inc. (a)	27,435	6,483,988

		62,903,583

Building Products 0.5%
A.O. Smith Corp.	14,290	783,378
Allegion PLC	9,711	1,130,166
Carrier Global Corp.	85,952	3,242,109
Fortune Brands Home & Security, Inc.	14,657	1,256,398
Johnson Controls International PLC	76,375	3,558,311
Masco Corp.	27,607	1,516,453
Trane Technologies PLC	25,334	3,677,484

		15,164,299

Capital Markets 2.7%
Ameriprise Financial, Inc.	12,447	2,418,825
Bank of New York Mellon Corp.	86,011	3,650,307
BlackRock, Inc.	14,964	10,797,125
Cboe Global Markets, Inc.	11,398	1,061,382
Charles Schwab Corp.	157,376	8,347,223
CME Group, Inc.	37,873	6,894,780
Franklin Resources, Inc.	28,747	718,388
Goldman Sachs Group, Inc.	36,300	9,572,673
Intercontinental Exchange, Inc.	59,217	6,827,128
Invesco, Ltd.	39,738	692,633
MarketAxess Holdings, Inc.	4,006	2,285,663
Moody’s Corp.	17,040	4,945,690
Morgan Stanley	150,792	10,333,776
MSCI, Inc.	8,746	3,905,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Nasdaq, Inc.	12,114	$1,608,012
Northern Trust Corp.	21,957	2,045,075
Raymond James Financial, Inc.	12,858	1,230,125
S&P Global, Inc.	25,384	8,344,482
State Street Corp.	37,221	2,708,944
T. Rowe Price Group, Inc.	23,889	3,616,556

		92,004,138

Chemicals 1.8%
Air Products & Chemicals, Inc.	23,320	6,371,490
Albemarle Corp.	11,232	1,656,945
Celanese Corp.	12,333	1,602,550
CF Industries Holdings, Inc.	22,568	873,607
Corteva, Inc.	78,600	3,043,392
Dow, Inc.	78,257	4,343,263
DuPont de Nemours, Inc.	77,424	5,505,621
Eastman Chemical Co.	14,293	1,433,302
Ecolab, Inc.	26,200	5,668,632
FMC Corp.	13,690	1,573,392
International Flavors & Fragrances, Inc. (b)	11,282	1,227,933
Linde PLC	55,373	14,591,339
LyondellBasell Industries N.V., Class A	27,126	2,486,369
Mosaic Co.	36,396	837,472
PPG Industries, Inc.	24,921	3,594,107
Sherwin-Williams Co.	8,623	6,337,129

		61,146,543

Commercial Services & Supplies 0.4%
Cintas Corp.	9,272	3,277,281
Copart, Inc. (a)	21,923	2,789,702
Republic Services, Inc.	22,193	2,137,186
Rollins, Inc.	23,340	911,894
Waste Management, Inc.	41,020	4,837,488

		13,953,551

Communications Equipment 0.8%
Arista Networks, Inc. (a)	5,747	1,669,906
Cisco Systems, Inc.	445,802	19,949,639
F5 Networks, Inc. (a)	6,499	1,143,434
Juniper Networks, Inc.	34,788	783,078
Motorola Solutions, Inc.	17,885	3,041,523

		26,587,580

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	13,676	1,490,137
Quanta Services, Inc.	14,649	1,055,021

		2,545,158

Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,570	1,865,683
Vulcan Materials Co.	13,980	2,073,374

		3,939,057

	Shares	Value
Consumer Finance 0.5%
American Express Co.	68,810	$8,319,817
Capital One Financial Corp.	48,257	4,770,204
Discover Financial Services	32,338	2,927,559
Synchrony Financial	57,280	1,988,189

		18,005,769

Containers & Packaging 0.4%
Amcor PLC	165,478	1,947,676
Avery Dennison Corp.	8,800	1,364,968
Ball Corp.	34,511	3,215,735
International Paper Co.	41,473	2,062,038
Packaging Corp. of America	10,005	1,379,790
Sealed Air Corp.	16,370	749,582
Westrock Co.	27,710	1,206,216

		11,926,005

Distributors 0.1%
Genuine Parts Co.	15,220	1,528,545
LKQ Corp. (a)	29,540	1,040,990
Pool Corp.	4,237	1,578,282

		4,147,817

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	205,320	47,607,548

Diversified Telecommunication Services 1.4%
AT&T, Inc.	751,812	21,622,113
CenturyLink, Inc.	104,175	1,015,706
Verizon Communications, Inc.	436,580	25,649,075

		48,286,894

Electric Utilities 1.7%
Alliant Energy Corp.	26,351	1,357,867
American Electric Power Co., Inc.	52,371	4,360,933
Duke Energy Corp.	77,646	7,109,268
Edison International	39,933	2,508,591
Entergy Corp.	21,125	2,109,120
Evergy, Inc.	23,932	1,328,465
Eversource Energy	36,169	3,128,980
Exelon Corp.	102,926	4,345,536
FirstEnergy Corp.	57,244	1,752,239
NextEra Energy, Inc.	206,688	15,945,979
NRG Energy, Inc.	25,765	967,476
Pinnacle West Capital Corp.	11,880	949,806
PPL Corp.	81,113	2,287,387
Southern Co.	111,436	6,845,514
Xcel Energy, Inc.	55,438	3,696,051

		58,693,212

Electrical Equipment 0.5%
AMETEK, Inc.	24,272	2,935,456
Eaton Corp. PLC	42,053	5,052,247
Emerson Electric Co.	63,095	5,070,945

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	12,258	$3,074,429

		16,133,077

Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	31,561	4,127,232
CDW Corp.	15,086	1,988,184
Corning, Inc.	80,605	2,901,780
FLIR Systems, Inc.	13,836	606,432
IPG Photonics Corp. (a)	3,768	843,241
Keysight Technologies, Inc. (a)	19,551	2,582,492
TE Connectivity, Ltd.	34,894	4,224,616
Vontier Corp. (a)	14,212	474,681
Zebra Technologies Corp., Class A (a)	5,625	2,161,856

		19,910,514

Energy Equipment & Services 0.2%
Baker Hughes Co.	72,355	1,508,602
Halliburton Co.	93,265	1,762,709
Schlumberger N.V.	146,863	3,206,019
TechnipFMC PLC	44,568	418,939

		6,896,269

Entertainment 2.2%
Activision Blizzard, Inc.	81,539	7,570,896
Electronic Arts, Inc.	30,603	4,394,591
Live Nation Entertainment, Inc. (a)	15,084	1,108,373
Netflix, Inc. (a)	46,610	25,203,425
Take-Two Interactive Software, Inc. (a)	12,134	2,521,324
Walt Disney Co. (a)	191,012	34,607,554

		75,406,163

Equity Real Estate Investment Trusts 2.3%
Alexandria Real Estate Equities, Inc.	13,064	2,328,266
American Tower Corp.	46,866	10,519,542
AvalonBay Communities, Inc.	14,730	2,363,134
Boston Properties, Inc.	14,944	1,412,656
Crown Castle International Corp.	45,504	7,243,782
Digital Realty Trust, Inc.	29,558	4,123,637
Duke Realty Corp.	39,241	1,568,463
Equinix, Inc.	9,400	6,713,292
Equity Residential	36,132	2,141,905
Essex Property Trust, Inc.	6,880	1,633,450
Extra Space Storage, Inc.	13,634	1,579,635
Federal Realty Investment Trust	7,263	618,227
Healthpeak Properties, Inc.	56,798	1,717,003
Host Hotels & Resorts, Inc.	74,414	1,088,677
Iron Mountain, Inc.	30,403	896,280
Kimco Realty Corp.	45,629	684,891
Mid-America Apartment Communities, Inc.	12,066	1,528,642
Prologis, Inc.	77,990	7,772,483
Public Storage	16,046	3,705,503
Realty Income Corp.	37,030	2,302,155

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Regency Centers Corp.	16,648	$758,982
SBA Communications Corp.	11,723	3,307,410
Simon Property Group, Inc.	34,593	2,950,091
SL Green Realty Corp.	7,657	456,204
UDR, Inc.	31,069	1,193,982
Ventas, Inc.	39,518	1,937,963
Vornado Realty Trust	16,547	617,865
Welltower, Inc.	44,026	2,844,960
Weyerhaeuser Co.	78,749	2,640,454

		78,649,534

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	46,550	17,539,109
Kroger Co.	81,693	2,594,570
Sysco Corp.	53,739	3,990,658
Walgreens Boots Alliance, Inc.	75,826	3,023,941
Walmart, Inc.	146,263	21,083,811

		48,232,089

Food Products 1.0%
Archer-Daniels-Midland Co.	58,700	2,959,067
Campbell Soup Co.	21,366	1,033,046
Conagra Brands, Inc.	51,539	1,868,804
General Mills, Inc.	64,493	3,792,188
Hershey Co.	15,565	2,371,016
Hormel Foods Corp.	29,621	1,380,635
J.M. Smucker Co.	12,037	1,391,477
Kellogg Co.	26,834	1,669,880
Kraft Heinz Co.	68,365	2,369,531
Lamb Weston Holdings, Inc.	15,439	1,215,667
McCormick & Co., Inc.	26,237	2,508,257
Mondelez International, Inc., Class A	150,887	8,822,363
Tyson Foods, Inc., Class A	31,031	1,999,638

		33,381,569

Gas Utilities 0.0%‡
Atmos Energy Corp.	13,281	1,267,406

Health Care Equipment & Supplies 3.8%
Abbott Laboratories	186,990	20,473,535
ABIOMED, Inc. (a)	4,767	1,545,461
Align Technology, Inc. (a)	7,570	4,045,257
Baxter International, Inc.	53,892	4,324,294
Becton Dickinson & Co.	30,599	7,656,482
Boston Scientific Corp. (a)	151,072	5,431,038
Cooper Cos., Inc.	5,174	1,879,818
Danaher Corp.	66,703	14,817,405
DENTSPLY SIRONA, Inc.	23,059	1,207,369
DexCom, Inc. (a)	10,131	3,745,633
Edwards Lifesciences Corp. (a)	65,754	5,998,738
Hologic, Inc. (a)	27,115	1,974,786
IDEXX Laboratories, Inc. (a)	8,998	4,497,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (a)	12,401	$10,145,258
Medtronic PLC	142,009	16,634,934
ResMed, Inc.	15,290	3,250,042
STERIS PLC	9,002	1,706,239
Stryker Corp.	34,493	8,452,165
Teleflex, Inc.	4,914	2,022,455
Varian Medical Systems, Inc. (a)	9,638	1,686,746
West Pharmaceutical Services, Inc.	7,799	2,209,535
Zimmer Biomet Holdings, Inc.	21,868	3,369,640

		127,074,660

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	15,515	1,516,746
Anthem, Inc.	26,239	8,425,080
Cardinal Health, Inc.	30,956	1,658,003
Centene Corp. (a)	61,170	3,672,035
Cigna Corp.	38,114	7,934,573
CVS Health Corp.	138,094	9,431,820
DaVita, Inc. (a)	7,799	915,603
HCA Healthcare, Inc.	27,845	4,579,389
Henry Schein, Inc. (a)	15,063	1,007,112
Humana, Inc.	13,962	5,728,190
Laboratory Corp. of America Holdings (a)	10,276	2,091,680
McKesson Corp.	16,940	2,946,205
Quest Diagnostics, Inc.	14,217	1,694,240
UnitedHealth Group, Inc.	100,103	35,104,120
Universal Health Services, Inc., Class B	8,200	1,127,500

		87,832,296

Health Care Technology 0.1%
Cerner Corp.	32,345	2,538,436

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	78,462	1,699,487
Chipotle Mexican Grill, Inc. (a)	2,952	4,093,568
Darden Restaurants, Inc.	13,737	1,636,351
Domino’s Pizza, Inc.	4,157	1,594,043
Hilton Worldwide Holdings, Inc.	29,271	3,256,691
Las Vegas Sands Corp.	34,652	2,065,259
Marriott International, Inc., Class A	28,058	3,701,411
McDonald’s Corp.	78,611	16,868,348
MGM Resorts International	43,253	1,362,902
Norwegian Cruise Line Holdings, Ltd. (a)	33,300	846,819
Royal Caribbean Cruises, Ltd.	19,646	1,467,360
Starbucks Corp.	123,827	13,247,013
Wynn Resorts, Ltd.	10,243	1,155,718
Yum! Brands, Inc.	31,826	3,455,031

		56,450,001

Household Durables 0.4%
D.R. Horton, Inc.	34,985	2,411,166
Garmin, Ltd.	15,738	1,883,209

	Shares	Value
Household Durables (continued)
Leggett & Platt, Inc.	13,979	$619,270
Lennar Corp., Class A	29,026	2,212,652
Mohawk Industries, Inc. (a)	6,310	889,394
Newell Brands, Inc.	39,840	845,803
NVR, Inc. (a)	370	1,509,548
PulteGroup, Inc.	28,284	1,219,606
Whirlpool Corp.	6,599	1,191,054

		12,781,702

Household Products 1.6%
Church & Dwight Co., Inc.	26,212	2,286,473
Clorox Co.	13,299	2,685,334
Colgate-Palmolive Co.	90,433	7,732,926
Kimberly-Clark Corp.	35,885	4,838,374
Procter & Gamble Co.	261,605	36,399,720

		53,942,827

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	70,173	1,649,066

Industrial Conglomerates 1.2%
3M Co.	60,856	10,637,020
General Electric Co.	924,189	9,981,241
Honeywell International, Inc.	74,030	15,746,181
Roper Technologies, Inc.	11,064	4,769,580

		41,134,022

Insurance 1.8%
Aflac, Inc.	68,921	3,064,917
Allstate Corp.	32,080	3,526,554
American International Group, Inc.	90,893	3,441,209
Aon PLC, Class A	24,120	5,095,832
Arthur J. Gallagher & Co.	20,290	2,510,076
Assurant, Inc.	6,258	852,465
Chubb, Ltd.	47,620	7,329,670
Cincinnati Financial Corp.	15,787	1,379,310
Everest Re Group, Ltd.	4,217	987,158
Globe Life, Inc.	10,159	964,699
Hartford Financial Services Group, Inc.	37,804	1,851,640
Lincoln National Corp.	19,166	964,241
Loews Corp.	24,650	1,109,743
Marsh & McLennan Cos., Inc.	53,510	6,260,670
MetLife, Inc.	80,704	3,789,053
Principal Financial Group, Inc.	26,955	1,337,238
Progressive Corp.	61,782	6,109,004
Prudential Financial, Inc.	41,778	3,261,608
Travelers Cos., Inc.	26,724	3,751,248
Unum Group	21,486	492,889
W.R. Berkley Corp.	14,854	986,603
Willis Towers Watson PLC	13,600	2,865,248

		61,931,075

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 5.4%
Alphabet, Inc. (a)
Class A	31,719	$55,591,988
Class C	30,625	53,651,325
Facebook, Inc., Class A (a)	253,624	69,279,932
Twitter, Inc. (a)	83,911	4,543,781

		183,067,026

Internet & Direct Marketing Retail 4.9%
Amazon.com, Inc. (a)	44,996	146,548,822
Booking Holdings, Inc. (a)	4,322	9,626,261
eBay, Inc.	69,090	3,471,773
Etsy, Inc. (a)	13,304	2,366,915
Expedia Group, Inc.	14,341	1,898,748

		163,912,519

IT Services 5.4%
Accenture PLC, Class A	66,843	17,460,060
Akamai Technologies, Inc. (a)	17,175	1,803,203
Automatic Data Processing, Inc.	45,241	7,971,464
Broadridge Financial Solutions, Inc.	12,196	1,868,427
Cognizant Technology Solutions Corp., Class A	56,406	4,622,472
DXC Technology Co.	26,841	691,156
Fidelity National Information Services, Inc.	65,465	9,260,679
Fiserv, Inc. (a)	59,555	6,780,932
FleetCor Technologies, Inc. (a)	8,798	2,400,358
Gartner, Inc. (a)	9,419	1,508,830
Global Payments, Inc.	31,581	6,803,179
International Business Machines Corp.	94,009	11,833,853
Jack Henry & Associates, Inc.	8,052	1,304,343
Leidos Holdings, Inc.	14,115	1,483,769
Mastercard, Inc., Class A	92,815	33,129,386
Paychex, Inc.	33,756	3,145,384
PayPal Holdings, Inc. (a)	123,617	28,951,101
VeriSign, Inc. (a)	10,594	2,292,542
Visa, Inc., Class A	178,898	39,130,360
Western Union Co.	43,374	951,626

		183,393,124

Leisure Products 0.0%‡
Hasbro, Inc.	13,445	1,257,645

Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	32,284	3,825,331
Bio-Rad Laboratories, Inc., Class A (a)	2,271	1,323,857
Illumina, Inc. (a)	15,403	5,699,110
IQVIA Holdings, Inc. (a)	20,227	3,624,071
Mettler-Toledo International, Inc. (a)	2,512	2,862,876
PerkinElmer, Inc.	11,814	1,695,309
Thermo Fisher Scientific, Inc.	41,815	19,476,591
Waters Corp. (a)	6,547	1,619,859

		40,127,004

	Shares	Value
Machinery 1.7%
Caterpillar, Inc.	57,314	$10,432,294
Cummins, Inc.	15,616	3,546,394
Deere & Co.	33,062	8,895,331
Dover Corp.	15,204	1,919,505
Flowserve Corp.	13,744	506,466
Fortive Corp.	35,575	2,519,422
IDEX Corp.	7,986	1,590,811
Illinois Tool Works, Inc.	30,388	6,195,505
Ingersoll Rand, Inc. (a)	39,216	1,786,681
Otis Worldwide Corp.	42,961	2,902,016
PACCAR, Inc.	36,550	3,153,534
Parker-Hannifin Corp.	13,589	3,701,779
Pentair PLC	17,549	931,676
Snap-On, Inc.	5,720	978,921
Stanley Black & Decker, Inc.	16,903	3,018,200
Westinghouse Air Brake Technologies Corp.	18,874	1,381,577
Xylem, Inc.	19,016	1,935,639

		55,395,751

Media 1.3%
Charter Communications, Inc., Class A (a)	15,394	10,183,901
Comcast Corp., Class A	481,711	25,241,656
Discovery, Inc. (a)
Class A (b)	16,914	508,942
Class C	31,123	815,111
DISH Network Corp., Class A (a)	26,089	843,718
Fox Corp.
Class A	35,611	1,036,992
Class B (a)	16,320	471,322
Interpublic Group of Cos., Inc.	41,150	967,848
News Corp.
Class A	41,246	741,191
Class B	12,848	228,309
Omnicom Group, Inc.	22,681	1,414,614
ViacomCBS, Inc., Class B	59,607	2,220,957

		44,674,561

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	153,282	3,988,398
Newmont Corp.	84,757	5,076,097
Nucor Corp.	31,854	1,694,314

		10,758,809

Multi-Utilities 0.8%
Ameren Corp.	26,081	2,035,883
CenterPoint Energy, Inc.	57,479	1,243,846
CMS Energy Corp.	30,209	1,843,051
Consolidated Edison, Inc.	36,094	2,608,513
Dominion Energy, Inc.	86,071	6,472,539
DTE Energy Co.	20,421	2,479,314
NiSource, Inc.	40,430	927,464
Public Service Enterprise Group, Inc.	53,369	3,111,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Sempra Energy	30,434	$3,877,596
WEC Energy Group, Inc.	33,279	3,062,666

		27,662,285

Multiline Retail 0.5%
Dollar General Corp.	25,848	5,435,834
Dollar Tree, Inc. (a)	24,813	2,680,797
Target Corp.	52,834	9,326,786

		17,443,417

Oil, Gas & Consumable Fuels 2.1%
Apache Corp.	39,825	565,117
Cabot Oil & Gas Corp.	42,051	684,590
Chevron Corp.	203,098	17,151,626
Concho Resources, Inc.	20,711	1,208,487
ConocoPhillips	112,672	4,505,753
Devon Energy Corp.	49,793	787,227
Diamondback Energy, Inc.	16,666	806,634
EOG Resources, Inc.	61,547	3,069,349
Exxon Mobil Corp.	446,089	18,387,789
Hess Corp.	28,834	1,522,147
HollyFrontier Corp.	15,727	406,543
Kinder Morgan, Inc.	205,400	2,807,818
Marathon Oil Corp.	83,280	555,478
Marathon Petroleum Corp.	68,645	2,839,157
Occidental Petroleum Corp.	88,421	1,530,567
ONEOK, Inc.	46,884	1,799,408
Phillips 66	46,083	3,223,045
Pioneer Natural Resources Co.	17,347	1,975,650
Valero Energy Corp.	43,023	2,433,811
Williams Cos., Inc.	128,037	2,567,142

		68,827,338

Personal Products 0.2%
Estee Lauder Cos., Inc., Class A	23,901	6,362,207

Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	238,409	14,788,510
Catalent, Inc. (a)	17,376	1,808,320
Eli Lilly & Co.	83,766	14,143,051
Johnson & Johnson	277,739	43,710,564
Merck & Co., Inc.	266,925	21,834,465
Perrigo Co. PLC	14,401	644,013
Pfizer, Inc.	586,425	21,586,304
Viatris, Inc. (a)	127,282	2,385,265
Zoetis, Inc.	50,142	8,298,501

		129,198,993

Professional Services 0.3%
Equifax, Inc.	12,833	2,474,716
IHS Markit, Ltd.	39,320	3,532,115

	Shares	Value
Professional Services (continued)
Nielsen Holdings PLC	37,664	$786,048
Robert Half International, Inc.	12,025	751,322
Verisk Analytics, Inc.	17,154	3,560,999

		11,105,200

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	35,391	2,219,724

Road & Rail 1.0%
CSX Corp.	80,685	7,322,164
J.B. Hunt Transport Services, Inc.	8,807	1,203,476
Kansas City Southern	9,874	2,015,580
Norfolk Southern Corp.	26,797	6,367,235
Old Dominion Freight Line, Inc.	10,150	1,981,077
Union Pacific Corp.	71,095	14,803,401

		33,692,933

Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc. (a)	126,890	11,637,082
Analog Devices, Inc.	38,982	5,758,811
Applied Materials, Inc.	96,354	8,315,350
Broadcom, Inc.	42,676	18,685,687
Intel Corp.	432,350	21,539,677
KLA Corp.	16,295	4,218,938
Lam Research Corp.	15,194	7,175,670
Maxim Integrated Products, Inc.	28,201	2,500,019
Microchip Technology, Inc.	27,470	3,793,882
Micron Technology, Inc. (a)	117,447	8,829,665
NVIDIA Corp.	65,304	34,101,749
Qorvo, Inc. (a)	12,033	2,000,727
QUALCOMM, Inc.	119,322	18,177,513
Skyworks Solutions, Inc.	17,522	2,678,763
Teradyne, Inc.	17,520	2,100,473
Texas Instruments, Inc.	96,845	15,895,170
Xilinx, Inc.	25,861	3,666,314

		171,075,490

Software 8.5%
Adobe, Inc. (a)	50,613	25,312,574
ANSYS, Inc. (a)	9,060	3,296,028
Autodesk, Inc. (a)	23,199	7,083,583
Cadence Design Systems, Inc. (a)	29,428	4,014,862
Citrix Systems, Inc.	12,990	1,689,999
Fortinet, Inc. (a)	14,213	2,111,057
Intuit, Inc.	27,720	10,529,442
Microsoft Corp.	797,652	177,413,758
NortonLifeLock, Inc.	62,444	1,297,586
Oracle Corp.	200,125	12,946,086
Paycom Software, Inc. (a)	5,168	2,337,228
salesforce.com, Inc. (a)	96,535	21,481,933
ServiceNow, Inc. (a)	20,583	11,329,501
Synopsys, Inc. (a)	16,102	4,174,282

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Tyler Technologies, Inc. (a)	4,255	$1,857,393

		286,875,312

Specialty Retail 2.2%
Advance Auto Parts, Inc.	7,159	1,127,614
AutoZone, Inc. (a)	2,446	2,899,586
Best Buy Co., Inc.	24,314	2,426,294
CarMax, Inc. (a)	17,311	1,635,197
Gap, Inc.	21,704	438,204
Home Depot, Inc.	113,584	30,170,182
L Brands, Inc.	24,647	916,622
Lowe’s Cos., Inc.	77,303	12,407,905
O’Reilly Automotive, Inc. (a)	7,644	3,459,445
Ross Stores, Inc.	37,558	4,612,498
Tiffany & Co.	11,400	1,498,530
TJX Cos., Inc.	126,670	8,650,294
Tractor Supply Co.	12,290	1,727,728
Ulta Beauty, Inc. (a)	5,944	1,706,879

		73,676,978

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc. (c)	1,686,108	223,729,670
Hewlett Packard Enterprise Co.	135,782	1,609,017
HP, Inc.	144,908	3,563,288
NetApp, Inc.	23,567	1,561,078
Nov, Inc.	40,963	562,422
Seagate Technology PLC	23,584	1,465,981
Western Digital Corp.	32,098	1,777,908
Xerox Holdings Corp.	17,582	407,727

		234,677,091

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	36,749	535,801
NIKE, Inc., Class B	132,385	18,728,506
PVH Corp.	7,501	704,269
Ralph Lauren Corp.	5,087	527,725
Tapestry, Inc.	29,266	909,587
Under Armour, Inc. (a)
Class A	19,891	341,529
Class C	20,533	305,531
VF Corp.	33,740	2,881,733

		24,934,681

Tobacco 0.6%
Altria Group, Inc.	196,068	8,038,788
Philip Morris International, Inc.	164,299	13,602,314

		21,641,102

Trading Companies & Distributors 0.2%
Fastenal Co.	60,569	2,957,584
United Rentals, Inc. (a)	7,611	1,765,067
W.W. Grainger, Inc.	4,756	1,942,065

		6,664,716

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	19,125	$2,935,114

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (a)	61,546	8,299,478

Total Common Stocks (d) (Cost $1,357,405,609)		3,340,101,512

Short-Term Investments 0.9%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.01% (e)	1,896,504	1,896,504

Total Affiliated Investment Company (Cost $1,896,504)		1,896,504

	Principal Amount

U.S. Government & Federal Agencies 0.8%
United States Treasury Bills 0.8% (f)
0.063%, due 1/7/21	$2,100,000	2,099,978
0.065%, due 1/7/21	1,400,000	1,399,985
0.066%, due 4/8/21	1,800,000	1,799,648
0.067%, due 1/7/21	1,500,000	1,499,983
0.069%, due 1/7/21	1,800,000	1,799,979
0.071%, due 1/7/21	1,200,000	1,199,986
0.074%, due 1/7/21	1,300,000	1,299,984
0.089%, due 1/28/21 (c)	15,000,000	14,999,016
0.094%, due 4/8/21	1,200,000	1,199,765

Total U.S. Government & Federal Agencies (Cost $27,298,298)		27,298,324

	Shares	Value

Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (e)(g)	1,285,565	1,285,565

Total Unaffiliated Investment Company (Cost $1,285,565)		1,285,565

Total Short-Term Investments (Cost $30,480,367)		30,480,393

Total Investments (Cost $1,387,885,976)	100.0%	3,370,581,905
Other Assets, Less Liabilities	(0.0)‡	(506,390)
Net Assets	100.0%	$3,370,075,515

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $2,195,209; the total market value of collateral held by the Portfolio was $2,269,709. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $984,144 (See Note 2(I)).

(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures cotnracts.

(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of December 31, 2020.

(f)	Interest rate shown represents yield to maturity.

(g)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]

Long Contracts
S&P 500 Index Mini	146	March 2021	$26,975,501	$27,366,240	$390,739

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$3,340,101,512	$—	$—	$3,340,101,512
Short-Term Investments
Affiliated Investment Company	1,896,504	—	—	1,896,504
U.S. Government & Federal Agencies	—	27,298,324	—	27,298,324
Unaffiliated Investment Company	1,285,565	—	—	1,285,565

Total Short-Term Investments	3,182,069	27,298,324	—	30,480,393

Total Investments in Securities	3,343,283,581	27,298,324	—	3,370,581,905

Other Financial Instruments
Futures Contracts (b)	390,739	—	—	390,739

Total Investments in Securities and Other Financial Instruments	$3,343,674,320	$27,298,324	$—	$3,370,972,644

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,385,989,472) including securities on loan of $2,195,209	$3,368,685,401
Investment in affiliated investment company, at value (identified cost $1,896,504)	1,896,504
Receivables:
Dividends	2,446,111
Portfolio shares sold	1,986,708
Variation margin on futures contracts	178,704
Securities lending	4,946
Other assets	76

Total assets	3,375,198,450

Liabilities
Due to custodian	1,799,682
Cash collateral received for securities on loan	1,285,565
Payables:
Portfolio shares redeemed	1,266,421
NYLIFE Distributors (See Note 3)	337,962
Investment securities purchased	151,197
Shareholder communication	111,654
Professional fees	68,856
Manager (See Note 3)	66,277
Custodian	15,252
Trustees	3,918
Accrued expenses	16,151

Total liabilities	5,122,935

Net assets	$3,370,075,515

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,404
Additional paid-in capital	1,330,663,161

1,330,710,565
Total distributable earnings (loss)	2,039,364,950

Net assets	$3,370,075,515

Initial Class
Net assets applicable to outstanding shares	$1,749,833,885

Shares of beneficial interest outstanding	24,505,223

Net asset value per share outstanding	$71.41

Service Class
Net assets applicable to outstanding shares	$1,620,241,630

Shares of beneficial interest outstanding	22,898,387

Net asset value per share outstanding	$70.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$46,566,892
Interest	348,140
Securities lending	37,485
Dividends-affiliated	7,248
Other	115

Total income	46,959,880

Expenses
Manager (See Note 3)	4,285,558
Distribution/Service—Service Class (See Note 3)	3,454,563
Shareholder communication	302,766
Professional fees	269,176
Custodian	237,063
Trustees	64,889
Miscellaneous	208,562

Total expenses before waiver/reimbursement	8,822,577
Expense waiver/reimbursement from Manager (See Note 3)	(1,826,020)

Net expenses	6,996,557

Net investment income (loss)	39,963,323

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(5,153,548)
Futures transactions	39,478,073

Net realized gain (loss)	34,324,525

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	470,148,363
Futures contracts	(655,555)

Net change in unrealized appreciation (depreciation)	469,492,808

Net realized and unrealized gain (loss)	503,817,333

Net increase (decrease) in net assets resulting from operations	$543,780,656

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$39,963,323	$37,081,903
Net realized gain (loss)	34,324,525	24,021,995
Net change in unrealized appreciation (depreciation)	469,492,808	531,359,165

Net increase (decrease) in net assets resulting from operations	543,780,656	592,463,063

Distributions to shareholders:
Initial Class	(32,014,852)	(23,519,063)
Service Class	(28,858,985)	(24,823,269)

Total distributions to shareholders	(60,873,837)	(48,342,332)

Capital share transactions:
Net proceeds from sale of shares	717,352,187	262,379,287
Net asset value of shares issued to shareholders in reinvestment of distributions	60,873,837	48,342,332
Cost of shares redeemed	(356,638,845)	(311,703,215)

Increase (decrease) in net assets derived from capital share transactions	421,587,179	(981,596)

Net increase (decrease) in net assets	904,493,998	543,139,135

Net Assets
Beginning of year	2,465,581,517	1,922,442,382

End of year	$3,370,075,515	$2,465,581,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$61.70	$48.11	$52.02	$44.05	$41.29

Net investment income (loss) (a)	1.00	1.01	1.04	0.80	0.70

Net realized and unrealized gain (loss) on investments	10.13	13.88	(3.15)	8.60	4.02

Total from investment operations	11.13	14.89	(2.11)	9.40	4.72

Less distributions:

From net investment income	(0.91)	(1.00)	(0.78)	(0.70)	(0.70)

From net realized gain on investments	(0.51)	(0.30)	(1.02)	(0.73)	(1.26)

Total distributions	(1.42)	(1.30)	(1.80)	(1.43)	(1.96)

Net asset value at end of year	$71.41	$61.70	$48.11	$52.02	$44.05

Total investment return (b)	18.24%	31.25%	(4.52%)	21.49%	11.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.61%	1.80%	1.95%	1.65%	1.66%

Net expenses (c)	0.13%	0.16%	0.16%	0.22%	0.28%

Expenses (before waiver/reimbursement) (c)	0.20%	0.19%	0.19%	0.23%	0.28%

Portfolio turnover rate	2%	7%	9%	3%	3%

Net assets at end of year (in 000’s)	$1,749,834	$1,123,943	$1,001,911	$1,156,346	$899,633

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$61.19	$47.74	$51.66	$43.80	$41.08

Net investment income (loss) (a)	0.83	0.86	0.90	0.67	0.59

Net realized and unrealized gain (loss) on investments	10.03	13.77	(3.13)	8.54	4.00

Total from investment operations	10.86	14.63	(2.23)	9.21	4.59

Less distributions:

From net investment income	(0.78)	(0.88)	(0.67)	(0.62)	(0.61)

From net realized gain on investments	(0.51)	(0.30)	(1.02)	(0.73)	(1.26)

Total distributions	(1.29)	(1.18)	(1.69)	(1.35)	(1.87)

Net asset value at end of year	$70.76	$61.19	$47.74	$51.66	$43.80

Total investment return (b)	17.95%	30.92%	(4.76%)	21.19%	11.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.37%	1.54%	1.70%	1.40%	1.41%

Net expenses (c)	0.38%	0.41%	0.41%	0.47%	0.53%

Expenses (before waiver/reimbursement) (c)	0.45%	0.44%	0.44%	0.48%	0.53%

Portfolio turnover rate	2%	7%	9%	3%	3%

Net assets at end of year (in 000’s)	$1,620,242	$1,341,639	$920,531	$897,611	$613,011

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

21

Notes to Financial Statements (continued)

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

22	MainStay VP MacKay S&P 500 Index Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known

23

Notes to Financial Statements (continued)

as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 13 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral.

The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $2,195,209; the total market value of collateral held by the Portfolio was $2,269,709. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $984,144 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,285,565.

(J)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio primarily invests in high yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The

24	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives	Equity Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$390,739	$390,739

Total Fair Value	$390,739	$390,739

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:	Equity Contracts Risk	Total

Futures Contracts	$39,478,073	$39,478,073

Total Net Realized Gain (Loss)	$39,478,073	$39,478,073

Net Change in Unrealized Appreciation (Depreciation) from:	Equity Contracts Risk	Total

Futures Contracts	$(655,555)	$(655,555)

Total Net Change in Unrealized Appreciation (Depreciation)	$(655,555)	$(655,555)

Average Notional Amount	Equity Contracts Risk	Total

Futures Contracts Long	$112,880,362	$112,880,362

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended December 31, 2020, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively of the Portfolio’s average daily net assets. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,285,558 and waived fees/reimbursed expenses in the amount of $1,826,020 and paid the Subadvisor in the amount of $1,229,769.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE

25

Notes to Financial Statements (continued)

Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, share-

holder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$708	$754,846	$(753,657)	$—	$—	$1,897	$7	$—	1,897

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,408,159,099	$1,986,715,830	$(24,293,024)	$1,962,422,806

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$56,336,668	$20,458,500	$146,975	$1,962,422,807	$2,039,364,950

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$47,539,689	$13,334,148	$38,388,340	$9,953,992

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 13 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

26	MainStay VP MacKay S&P 500 Index Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $543,130 and $54,623, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	7,686,597	$453,164,433
Shares issued to shareholders in reinvestment of distributions	490,124	32,014,852
Shares redeemed	(1,887,708)	(114,377,735)

Net increase (decrease)	6,289,013	$370,801,550

Year ended December 31, 2019:
Shares sold	430,611	$23,884,514
Shares issued to shareholders in reinvestment of distributions	424,872	23,519,063
Shares redeemed	(3,463,147)	(193,423,909)

Net increase (decrease)	(2,607,664)	$(146,020,332)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,480,239	$264,187,754
Shares issued to shareholders in reinvestment of distributions	445,605	28,858,985
Shares redeemed	(3,954,679)	(242,261,110)

Net increase (decrease)	971,165	$50,785,629

Year ended December 31, 2019:
Shares sold	4,305,106	$238,494,773
Shares issued to shareholders in reinvestment of distributions	451,926	24,823,269
Shares redeemed	(2,111,869)	(118,279,306)

Net increase (decrease)	2,645,163	$145,038,736

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled

Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule and suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “to make it more likely that there will be a quorum for this petition,” they have “abandoned the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss

27

Notes to Financial Statements (continued)

Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

28	MainStay VP MacKay S&P 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay S&P 500 Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

30	MainStay VP MacKay S&P 500 Index Portfolio

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition,

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

32	MainStay VP MacKay S&P 500 Index Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

34	MainStay VP MacKay S&P 500 Index Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

36	MainStay VP MacKay S&P 500 Index Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802534	MSVPSP11-02/21 (NYLIAC) NI529

MainStay VP MacKay Small Cap Core Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/2/2016	10.22%	9.02%	0.85%
Service Class Shares	5/2/2016	9.95	8.75	1.10

Benchmark Performance	One Year	Since Inception

Russell 2000® Index[3]	19.96%	14.05%
Morningstar Small Blend Category Average[4]	10.69	10.22

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,333.60	$4.34	$1,021.42	$3.76	0.74%

Service Class Shares	$1,000.00	$1,331.90	$5.80	$1,020.16	$5.03	0.99%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Biotechnology	11.2%

Banks	7.6

Software	5.5

Equity Real Estate Investment Trusts	4.7

Health Care Providers & Services	4.5

Semiconductors & Semiconductor Equipment	4.1

Specialty Retail	3.5

Hotels, Restaurants & Leisure	3.3

Machinery	3.2

Health Care Equipment & Supplies	3.0

Electronic Equipment, Instruments & Components	2.5

Capital Markets	2.4

Auto Components	2.3

Building Products	2.2

Electrical Equipment	2.2

Oil, Gas & Consumable Fuels	2.1

Household Durables	1.9

Professional Services	1.9

Pharmaceuticals	1.8

Construction & Engineering	1.7

Metals & Mining	1.7

Chemicals	1.6

IT Services	1.6

Thrifts & Mortgage Finance	1.5

Insurance	1.4

Trading Companies & Distributors	1.4

Communications Equipment	1.3

Health Care Technology	1.1

Independent Power & Renewable Electricity Producers	1.0

Internet & Direct Marketing Retail	1.0

Mortgage Real Estate Investment Trusts	1.0

Life Sciences Tools & Services	0.9

Textiles, Apparel & Luxury Goods	0.9

Beverages	0.8

Commercial Services & Supplies	0.8

Consumer Finance	0.8%

Food Products	0.8

Leisure Products	0.7

Water Utilities	0.7

Exchange-Traded Funds	0.6

Marine	0.6

Media	0.6

Personal Products	0.6

Food & Staples Retailing	0.5

Interactive Media & Services	0.5

Gas Utilities	0.4

Tobacco	0.4

Diversified Consumer Services	0.3

Energy Equipment & Services	0.3

Real Estate	0.3

Real Estate Management & Development	0.3

Road & Rail	0.3

Aerospace & Defense	0.2

Air Freight & Logistics	0.2

Airlines	0.2

Diversified Telecommunication Services	0.2

Household Products	0.2

Multiline Retail	0.2

Paper & Forest Products	0.2

Construction Materials	0.1

Distributors	0.1

Entertainment	0.1

Diversified Financial Services	0.0	‡

Electric Utilities	0.0	‡

Technology Hardware, Storage & Peripherals	0.0	‡

Wireless Telecommunication Services	0.0	‡

Short-Term Investment	1.5

Other Assets, Less Liabilities	–1.5

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Penn National Gaming, Inc.

2.	Deckers Outdoor Corp.

3.	iShares Russell 2000 ETF

4.	Caesars Entertainment, Inc.

5.	Plug Power, Inc.
6.	EMCOR Group, Inc.

7.	Tenet Healthcare Corp.

8.	Sunnova Energy International, Inc.

9.	Verint Systems, Inc.

10.	Power Integrations, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Small Cap Core Portfolio returned 10.22% for Initial Class shares and 9.95% for Service Class shares. Over the same period, both share classes underperformed the 19.96% return of the Russell 2000® Index, which is the Portfolio’s benchmark, and the 10.69% return of the Morningstar Small Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

U.S. equities extended gains in 2020. After the worst quarterly start in their history, due to the global COVID-19 pandemic, U.S. equity indices recovered the rest of the year. Gains were driven by unprecedented fiscal and monetary policy intervention and extraordinary progress towards vaccines and treatments. Although the market’s advance faltered in September and October as a second wave of virus cases led to renewed lock-downs, stocks resumed their climb in November and December, with most broad indices ending the year in record territory.

Despite posting positive returns, the U.S. equity market experienced elevated levels of volatility during the reporting period. One of the most salient market themes in 2020 was the continued outperformance of growth-oriented shares over their value-oriented counterparts across all size segments, which was notable considering the strong outperformance of growth-oriented shares over value-oriented shares in 2019. However, markets saw some reversion in the fourth quarter of 2020 when value indices finally outperformed growth, and small-cap stocks outperformed large-cap issues. Market breadth improved, particularly after the U.S. presidential election concluded, and Pfizer and BioNTech reported the surprisingly high level of effectiveness of their new COVID-19 vaccine. Intermittent volatility surges, abrupt short-term style gyrations, and frequent risk appetite reversals also presented a challenging backdrop for medium- to long-term horizon investing. In this unbalanced, volatile investment climate, the efficacy of the Portfolio’s stock selection model proved broadly negative, relative to the Russell 2000® Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the utilities and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the industrials, health care and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included health care supplies maker Quidel Corporation; health care distributors Owens & Minor; and application software developer Digital Turbine. During the same period, the most significant detractors from absolute performance were casinos & gaming company Everi; real estate services provider Newmark; and thrifts & mortgage finance firm Radian.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of casinos & gaming operator Penn National Gaming, while the largest increase in position size was in regulated gas utility Southwest Gas. During the same period, the Portfolio’s largest full sale was its position in semiconductor maker Cirrus Logic, while its largest decreased position size was in regulated water utility American States Water Company.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell 2000® Index, the Portfolio’s most substantial exposure increases during the reporting period were in the financials and materials sectors. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in consumer staples and information technology.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s most overweight positions relative to the Russell 2000® Index were in the health care and information technology sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the real estate and communication services sectors.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Small Cap Core Portfolio

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 0.2%
Aerojet Rocketdyne Holdings, Inc. (a)	1,900	$100,415
Ducommun, Inc. (a)	2,700	144,990
Kratos Defense & Security Solutions, Inc. (a)	2,200	60,346
Maxar Technologies, Inc.	4,100	158,219
Moog, Inc., Class A	4,400	348,920
Vectrus, Inc. (a)	4,500	223,740

		1,036,630

Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc. (a)	3,400	185,436
Hub Group, Inc., Class A (a)	10,200	581,400

		766,836

Airlines 0.2%
Allegiant Travel Co.	3,800	719,112
SkyWest, Inc.	2,500	100,775
Spirit Airlines, Inc. (a)	8,700	212,715

		1,032,602

Auto Components 2.3%
Adient PLC (a)	23,000	799,710
Cooper Tire & Rubber Co.	26,600	1,077,300
Cooper-Standard Holdings, Inc. (a)	8,100	280,827
Dana, Inc.	66,900	1,305,888
Fox Factory Holding Corp. (a)	6,000	634,260
Goodyear Tire & Rubber Co.	129,100	1,408,481
LCI Industries	6,200	804,016
Modine Manufacturing Co. (a)	35,700	448,392
Patrick Industries, Inc.	19,400	1,325,990
Standard Motor Products, Inc.	32,800	1,327,088
Tenneco, Inc., Class A (a)	64,000	678,400
Visteon Corp. (a)	8,500	1,066,920
Workhorse Group, Inc. (a)(b)	8,600	170,108

		11,327,380

Banks 7.6%
ACNB Corp.	900	22,500
Amalgamated Bank, Class A	23,400	321,516
American National Bankshares, Inc.	700	18,347
Ameris Bancorp	700	26,649
Arrow Financial Corp.	2,429	72,652
Atlantic Capital Bancshares, Inc. (a)	33,300	530,136
Atlantic Union Bankshares Corp.	1,100	36,234
Bancorp, Inc. (a)	97,500	1,330,875
BancorpSouth Bank	3,300	90,552
Bank of Commerce Holdings	300	2,970
Bank of N.T. Butterfield & Son, Ltd.	11,700	364,572
Bank7 Corp.	900	12,780
BankUnited, Inc.	10,000	347,800
BCB Bancorp, Inc.	2,200	24,354
Boston Private Financial Holdings, Inc.	81,600	689,520
Bridge Bancorp, Inc.	39,090	945,196

	Shares	Value
Banks (continued)
Cambridge Bancorp	500	$34,875
Capital Bancorp., Inc. (a)	1,000	13,930
Capstar Financial Holdings, Inc.	13,600	200,600
Cathay General Bancorp	46,500	1,496,835
Central Pacific Financial Corp.	3,100	58,931
Central Valley Community Bancorp	1,500	22,335
Century Bancorp, Inc., Class A	3,700	286,232
Civista Bancshares, Inc.	28,000	490,840
CNB Financial Corp.	3,000	63,870
Columbia Banking System, Inc.	7,600	272,840
Community Bank System, Inc.	3,600	224,316
ConnectOne Bancorp, Inc.	6,800	134,572
Customers Bancorp, Inc. (a)	66,200	1,203,516
CVB Financial Corp.	1,700	33,150
Eagle Bancorp, Inc.	36,800	1,519,840
Esquire Financial Holdings, Inc. (a)	2,700	51,813
Farmers National Banc Corp.	30,400	403,408
Financial Institutions, Inc.	47,500	1,068,750
First BanCorp	85,700	790,154
First Bank	12,300	115,374
First Busey Corp.	10,100	217,655
First Business Financial Services, Inc.	14,100	259,581
First Choice Bancorp	4,200	77,658
First Commonwealth Financial Corp.	47,100	515,274
First Financial Bancorp	17,600	308,528
First Financial Bankshares, Inc.	12,600	455,805
First Foundation, Inc.	64,800	1,296,000
First Internet Bancorp	31,400	902,436
First Northwest Bancorp	14,600	227,760
First of Long Island Corp.	47,200	842,520
First Western Financial, Inc. (a)	1,700	33,269
Flushing Financial Corp.	69,400	1,154,816
Glacier Bancorp, Inc.	8,600	395,686
Great Southern Bancorp, Inc.	300	14,670
Great Western Bancorp, Inc.	18,400	384,560
Hancock Whitney Corp.	48,500	1,649,970
Hanmi Financial Corp.	77,900	883,386
Home BancShares, Inc.	6,100	118,828
Hope Bancorp, Inc.	138,000	1,505,580
Horizon Bancorp, Inc.	11,400	180,804
Independent Bank Corp.	40,300	744,341
International Bancshares Corp.	2,100	78,624
Investar Holding Corp.	500	8,270
Investors Bancorp, Inc.	166,000	1,752,960
Lakeland Bancorp, Inc.	43,500	552,450
Macatawa Bank Corp.	13,200	110,484
Mercantile Bank Corp.	6,900	187,473
Meridian Corp.	3,900	81,120
Metropolitan Bank Holding Corp. (a)	20,400	739,908
MidWestOne Financial Group, Inc.	6,100	149,450
Northrim BanCorp, Inc.	3,900	132,405

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Banks (continued)
OceanFirst Financial Corp.	30,900	$575,667
Old National Bancorp	3,900	64,584
Old Second Bancorp, Inc.	2,300	23,230
Orrstown Financial Services, Inc.	8,400	139,020
PCB Bancorp	1,172	11,849
Peapack-Gladstone Financial Corp.	27,400	623,624
Preferred Bank / Los Angeles CA	16,200	817,614
QCR Holdings, Inc.	8,700	344,433
RBB Bancorp	22,400	344,512
Reliant Bancorp, Inc.	6,600	122,892
Republic Bancorp, Inc., Class A	11,900	429,233
Sierra Bancorp	12,100	289,432
SmartFinancial, Inc.	16,100	292,054
South Plains Financial, Inc.	11,600	219,820
South State Corp.	7,700	556,710
Southern First Bancshares, Inc. (a)	900	31,815
Southern National Bancorp of Virginia, Inc.	29,800	360,878
Texas Capital Bancshares, Inc. (a)	1,900	113,050
TriState Capital Holdings, Inc. (a)	3,800	66,120
Trustmark Corp.	800	21,848
UMB Financial Corp.	16,500	1,138,335
United Bankshares, Inc.	9,000	291,600
United Community Banks, Inc.	18,600	528,984
Unity Bancorp, Inc.	1,000	17,550
Univest Financial Corp.	5,100	104,958
Valley National Bancorp	32,700	318,825
WesBanco, Inc.	36,700	1,099,532
West Bancorp., Inc.	8,500	164,050

		38,397,324

Beverages 0.8%
Boston Beer Co., Inc., Class A (a)	1,100	1,093,719
Celsius Holdings, Inc. (a)	5,200	261,612
Coca-Cola Consolidated, Inc.	5,200	1,384,604
Primo Water Corp.	76,900	1,205,792

		3,945,727

Biotechnology 11.2%
Adverum Biotechnologies, Inc. (a)	47,800	518,152
Allakos, Inc. (a)	7,700	1,078,000
Amicus Therapeutics, Inc. (a)	70,140	1,619,533
Apellis Pharmaceuticals, Inc. (a)	25,000	1,430,000
Arena Pharmaceuticals, Inc. (a)	19,383	1,489,196
Arrowhead Pharmaceuticals, Inc. (a)	25,400	1,948,942
Atara Biotherapeutics, Inc. (a)	33,000	647,790
Biohaven Pharmaceutical Holding Co., Ltd. (a)	17,700	1,517,067
Blueprint Medicines Corp. (a)	13,900	1,558,885
Bridgebio Pharma, Inc. (a)(b)	21,400	1,521,754
ChemoCentryx, Inc. (a)	15,800	978,336
Deciphera Pharmaceuticals, Inc. (a)	18,000	1,027,260
Denali Therapeutics, Inc. (a)	17,600	1,474,176

	Shares	Value
Biotechnology (continued)
Editas Medicine, Inc. (a)	32,400	$2,271,564
Emergent BioSolutions, Inc. (a)	12,292	1,101,363
Epizyme, Inc. (a)	50,200	545,172
Fate Therapeutics, Inc. (a)	18,400	1,673,112
FibroGen, Inc. (a)	29,619	1,098,569
Halozyme Therapeutics, Inc. (a)	37,000	1,580,270
Heron Therapeutics, Inc. (a)	57,100	1,208,521
Inovio Pharmaceuticals, Inc. (a)(b)	57,900	512,415
Insmed, Inc. (a)	34,690	1,154,830
Intercept Pharmaceuticals, Inc. (a)	20,800	513,760
Invitae Corp. (a)(b)	32,100	1,342,101
Ironwood Pharmaceuticals, Inc. (a)	88,452	1,007,468
Kadmon Holdings, Inc. (a)	184,200	764,430
Kodiak Sciences, Inc. (a)	9,700	1,425,027
Ligand Pharmaceuticals, Inc. (a)(b)	7,227	718,725
Madrigal Pharmaceuticals, Inc. (a)(b)	4,600	511,382
Mirati Therapeutics, Inc. (a)	10,200	2,240,328
Myriad Genetics, Inc. (a)	48,910	967,195
Natera, Inc. (a)	17,500	1,741,600
Novavax, Inc. (a)(b)	14,900	1,661,499
OPKO Health, Inc. (a)(b)	149,400	590,130
PTC Therapeutics, Inc. (a)	18,600	1,135,158
REGENXBIO, Inc. (a)	32,900	1,492,344
Rhythm Pharmaceuticals, Inc. (a)	6,800	202,164
Sangamo Therapeutics, Inc. (a)	65,500	1,022,127
Sorrento Therapeutics, Inc. (a)(b)	45,100	307,808
TG Therapeutics, Inc. (a)	35,700	1,857,114
Travere Therapeutics, Inc. (a)	34,600	943,023
Turning Point Therapeutics, Inc. (a)	11,700	1,425,645
Twist Bioscience Corp. (a)	10,000	1,412,900
Ultragenyx Pharmaceutical, Inc. (a)	16,044	2,220,971
Veracyte, Inc. (a)	19,900	973,906
VIR Biotechnology, Inc. (a)(b)	20,500	548,990
Xencor, Inc. (a)	23,131	1,009,206

		55,989,908

Building Products 2.2%
American Woodmark Corp. (a)	7,100	666,335
Apogee Enterprises, Inc.	800	25,344
Builders FirstSource, Inc. (a)	15,500	632,555
Griffon Corp.	100	2,038
Insteel Industries, Inc.	17,400	387,498
JELD-WEN Holding, Inc. (a)	61,800	1,567,248
Masonite International Corp. (a)	18,500	1,819,290
PGT Innovations, Inc. (a)	48,800	992,592
Quanex Building Products Corp.	3,200	70,944
Resideo Technologies, Inc. (a)	21,900	465,594
Simpson Manufacturing Co., Inc.	23,600	2,205,420
UFP Industries, Inc.	37,800	2,099,790

		10,934,648

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets 2.4%
Artisan Partners Asset Management, Inc., Class A	24,000	$1,208,160
B. Riley Financial, Inc.	14,600	645,612
Brightsphere Investment Group, Inc.	40,300	776,984
Cowen, Inc., Class A	45,400	1,179,946
Donnelley Financial Solutions, Inc. (a)	83,500	1,416,995
Federated Hermes, Inc.	58,400	1,687,176
Houlihan Lokey, Inc.	10,900	732,807
Piper Sandler Cos.	7,700	776,930
Stifel Financial Corp.	40,750	2,056,245
StoneX Group, Inc. (a)	21,500	1,244,850
Waddell & Reed Financial, Inc., Class A	16,300	415,161

		12,140,866

Chemicals 1.6%
AdvanSix, Inc. (a)	79,200	1,583,208
FutureFuel Corp.	7,050	89,535
GCP Applied Technologies, Inc. (a)	9,500	224,675
Hawkins, Inc.	1,800	94,158
Ingevity Corp. (a)	6,900	522,537
Koppers Holdings, Inc. (a)	20,300	632,548
Kraton Corp. (a)	27,100	753,109
Livent Corp. (a)	7,700	145,068
Orion Engineered Carbons S.A.	16,100	275,954
Quaker Chemical Corp.	1,100	278,729
Stepan Co.	13,400	1,598,888
Trinseo S.A.	28,900	1,479,969
Tronox Holdings PLC, Class A (a)	39,600	578,952

		8,257,330

Commercial Services & Supplies 0.8%
ACCO Brands Corp.	91,900	776,555
Herman Miller, Inc.	31,000	1,047,800
HNI Corp.	33,500	1,154,410
Matthews International Corp., Class A	2,000	58,800
McGrath RentCorp.	7,400	496,540
Pitney Bowes, Inc.	12,700	78,232
Tetra Tech, Inc.	4,400	509,432

		4,121,769

Communications Equipment 1.3%
ADTRAN, Inc.	3,300	48,741
CalAmp Corp. (a)	9,900	98,208
Calix, Inc. (a)	10,400	309,504
Cambium Networks Corp. (a)	28,600	717,288
Casa Systems, Inc. (a)	25,600	157,952
Clearfield, Inc. (a)	14,600	360,912
Extreme Networks, Inc. (a)	234,500	1,615,705
Genasys, Inc. (a)	4,200	27,384
Infinera Corp. (a)	16,300	170,824
NETGEAR, Inc. (a)	44,700	1,816,161

	Shares	Value
Communications Equipment (continued)
NetScout Systems, Inc. (a)	4,500	$123,390
Plantronics, Inc.	22,800	616,284
Ribbon Communications, Inc. (a)	56,200	368,672
Viavi Solutions, Inc. (a)	18,600	278,535

		6,709,560

Construction & Engineering 1.7%
Comfort Systems USA, Inc.	18,800	990,008
Dycom Industries, Inc. (a)	300	22,656
EMCOR Group, Inc.	27,300	2,496,858
Fluor Corp.	54,900	876,753
MYR Group, Inc. (a)	23,000	1,382,300
Primoris Services Corp.	63,600	1,755,996
Sterling Construction Co., Inc. (a)	12,300	228,903
Tutor Perini Corp. (a)	26,500	343,175
WillScot Mobile Mini Holdings Corp. (a)	14,400	333,648

		8,430,297

Construction Materials 0.1%
Forterra, Inc. (a)	14,800	254,486

Consumer Finance 0.8%
Curo Group Holdings Corp.	37,000	530,210
Enova International, Inc. (a)	33,800	837,226
Green Dot Corp., Class A (a)	30,900	1,724,220
PROG Holdings, Inc	13,800	743,406

		3,835,062

Distributors 0.1%
Core-Mark Holding Co., Inc.	18,400	540,408
Weyco Group, Inc.	2,700	42,768

		583,176

Diversified Consumer Services 0.3%
American Public Education, Inc. (a)	23,900	728,472
Carriage Services, Inc.	19,400	607,608
Franchise Group, Inc.	3,100	94,395

		1,430,475

Diversified Financial Services 0.0%‡
A-Mark Precious Metals, Inc.	800	20,520
Marlin Business Services Corp.	7,000	85,680

		106,200

Diversified Telecommunication Services 0.2%
Alaska Communications Systems Group, Inc.	3,400	12,546
ATN International, Inc.	1,600	66,816
Bandwidth, Inc., Class A (a)	2,700	414,909
Consolidated Communications Holdings, Inc. (a)	29,100	142,299
IDT Corp., Class B (a)	25,500	315,180

		951,750

Electric Utilities 0.0%‡
Portland General Electric Co.	5,000	213,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 2.2%
Allied Motion Technologies, Inc.	7,800	$398,580
Atkore International Group, Inc. (a)	44,100	1,812,951
AZZ, Inc.	8,500	403,240
Bloom Energy Corp., Class A (a)	6,100	174,826
Encore Wire Corp.	30,300	1,835,271
EnerSys	7,600	631,256
FuelCell Energy, Inc. (a)(b)	55,200	616,584
LSI Industries, Inc.	32,500	278,200
Plug Power, Inc. (a)	76,900	2,607,679
Powell Industries, Inc.	21,100	622,239
Preformed Line Products Co.	2,800	191,632
Sunrun, Inc. (a)	18,500	1,283,530
TPI Composites, Inc. (a)	1,400	73,892
Ultralife Corp. (a)	7,200	46,584
Vicor Corp. (a)	1,300	119,886

		11,096,350

Electronic Equipment, Instruments & Components 2.5%
Benchmark Electronics, Inc.	44,300	1,196,543
CTS Corp.	7,700	264,341
II-VI, Inc. (a)	22,800	1,731,888
Insight Enterprises, Inc. (a)	1,700	129,353
Kimball Electronics, Inc. (a)	58,800	940,212
Methode Electronics, Inc.	17,000	650,760
MTS Systems Corp.	300	17,448
nLight, Inc. (a)	1,400	45,710
Novanta, Inc. (a)	4,800	567,456
OSI Systems, Inc. (a)	7,800	727,116
Plexus Corp. (a)	5,600	437,976
Rogers Corp. (a)	1,200	186,348
Sanmina Corp. (a)	41,374	1,319,417
ScanSource, Inc. (a)	33,400	881,092
Vishay Intertechnology, Inc.	100,800	2,087,568
Vishay Precision Group, Inc. (a)	36,100	1,136,428
Wrap Technologies, Inc. (a)(b)	19,700	95,151

		12,414,807

Energy Equipment & Services 0.3%
Cactus, Inc., Class A	13,400	349,338
Exterran Corp. (a)	14,000	61,880
Newpark Resources, Inc. (a)	50,900	97,728
NexTier Oilfield Solutions, Inc. (a)	47,600	163,744
Patterson-UTI Energy, Inc.	13,000	68,380
ProPetro Holding Corp. (a)	107,400	793,686
Transocean, Ltd. (a)(b)	10,200	23,562

		1,558,318

Entertainment 0.1%
Cinemark Holdings, Inc. (b)	5,100	88,791
Glu Mobile, Inc. (a)	41,000	369,410

		458,201

	Shares	Value
Equity Real Estate Investment Trusts 4.7%
Agree Realty Corp.	4,500	$299,610
Alexander’s, Inc.	100	27,735
Alpine Income Property Trust, Inc.	19,000	284,810
American Assets Trust, Inc.	100	2,888
American Finance Trust, Inc.	11,500	85,445
Armada Hoffler Properties, Inc.	12,300	138,006
CareTrust REIT, Inc.	53,400	1,184,412
Community Healthcare Trust, Inc.	9,100	428,701
DiamondRock Hospitality Co.	68,500	565,125
EastGroup Properties, Inc.	12,000	1,656,720
First Industrial Realty Trust, Inc.	14,600	615,098
Four Corners Property Trust, Inc.	39,500	1,175,915
GEO Group, Inc. (b)	100,127	887,125
Getty Realty Corp.	31,200	859,248
Global Medical REIT, Inc.	11,100	144,966
Global Net Lease, Inc.	3,200	54,848
Healthcare Realty Trust, Inc.	6,300	186,480
Industrial Logistics Properties Trust	40,600	945,574
Innovative Industrial Properties, Inc.	4,300	787,459
Lexington Realty Trust	118,100	1,254,222
LTC Properties, Inc.	18,800	731,508
Macerich Co. (b)	9,500	101,365
Monmouth Real Estate Investment Corp.	31,200	540,384
National Health Investors, Inc.	18,200	1,258,894
Pebblebrook Hotel Trust	13,800	259,440
Physicians Realty Trust	3,500	62,300
Piedmont Office Realty Trust, Inc., Class A	48,400	785,532
PotlatchDeltic Corp.	28,500	1,425,570
PS Business Parks, Inc.	9,200	1,222,404
QTS Realty Trust, Inc., Class A	300	18,564
Retail Opportunity Investments Corp.	6,800	91,052
Retail Properties of America, Inc., Class A	16,700	142,952
RLJ Lodging Trust	34,300	485,345
Ryman Hospitality Properties, Inc.	13,500	914,760
Sabra Health Care REIT, Inc.	57,300	995,301
Service Properties Trust	80,100	920,349
SITE Centers Corp.	17,800	180,136
STAG Industrial, Inc.	10,100	316,332
Sunstone Hotel Investors, Inc.	28,800	326,304
Terreno Realty Corp.	11,200	655,312
Universal Health Realty Income Trust	1,200	77,124
Urban Edge Properties	19,900	257,506
Xenia Hotels & Resorts, Inc.	14,600	221,920

		23,574,741

Food & Staples Retailing 0.5%
Andersons, Inc.	30,700	752,457
BJ’s Wholesale Club Holdings, Inc. (a)	4,700	175,216
Performance Food Group Co. (a)	22,700	1,080,747
SpartanNash Co.	29,100	506,631
United Natural Foods, Inc. (a)	8,200	130,954

		2,646,005

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products 0.8%
B&G Foods, Inc. (b)	9,500	$263,435
Darling Ingredients, Inc. (a)	32,900	1,897,672
Fresh Del Monte Produce, Inc.	9,500	228,665
Freshpet, Inc. (a)	4,700	667,353
Seneca Foods Corp., Class A (a)	15,800	630,420
Simply Good Foods Co. (a)	5,800	181,888

		3,869,433

Gas Utilities 0.4%
Brookfield Infrastructure Corp., Class A	4,100	296,430
Southwest Gas Holdings, Inc.	28,700	1,743,525

		2,039,955

Health Care Equipment & Supplies 3.0%
Accuray, Inc. (a)	34,200	142,614
AngioDynamics, Inc. (a)	7,400	113,442
Antares Pharma, Inc. (a)	203,100	810,369
AtriCure, Inc. (a)	700	38,969
Axonics Modulation Technologies, Inc. (a)(b)	1,300	64,896
Cantel Medical Corp.	1,400	110,404
Cerus Corp. (a)	5,700	39,444
CONMED Corp.	15,500	1,736,000
CryoPort, Inc. (a)	1,900	83,372
Electromed, Inc. (a)	4,300	42,183
FONAR Corp. (a)	1,600	27,776
GenMark Diagnostics, Inc. (a)	29,400	429,240
Glaukos Corp. (a)	1,800	135,468
Integer Holdings Corp. (a)	1,600	129,904
iRhythm Technologies, Inc. (a)	2,400	569,304
Lantheus Holdings, Inc. (a)	35,800	482,942
LivaNova PLC (a)	2,300	152,283
Meridian Bioscience, Inc. (a)	80,700	1,508,283
Merit Medical Systems, Inc. (a)	29,400	1,631,994
Natus Medical, Inc. (a)	44,900	899,796
Neogen Corp. (a)	22,800	1,808,040
Nevro Corp. (a)	3,000	519,300
NuVasive, Inc. (a)	24,200	1,363,186
OraSure Technologies, Inc. (a)	45,800	484,793
Orthofix Medical, Inc. (a)	16,100	691,978
Shockwave Medical, Inc. (a)	2,100	217,812
Silk Road Medical, Inc. (a)	1,500	94,470
STAAR Surgical Co. (a)	3,700	293,114
Surmodics, Inc. (a)	5,900	256,768

		14,878,144

Health Care Providers & Services 4.5%
1Life Healthcare, Inc. (a)	6,100	266,265
AdaptHealth Corp. (a)	46,600	1,750,296
Addus HomeCare Corp. (a)	6,800	796,212
Amedisys, Inc. (a)	1,800	527,994
AMN Healthcare Services, Inc. (a)	400	27,300

	Shares	Value
Health Care Providers & Services (continued)
Community Health Systems, Inc. (a)	47,400	$352,182
Corvel Corp. (a)	9,800	1,038,800
Cross Country Healthcare, Inc. (a)	3,200	28,384
Ensign Group, Inc.	29,300	2,136,556
HealthEquity, Inc. (a)	11,800	822,578
InfuSystem Holdings, Inc. (a)	12,800	240,384
LHC Group, Inc. (a)	6,200	1,322,584
Magellan Health, Inc. (a)	10,800	894,672
National Healthcare Corp.	15,300	1,016,073
Option Care Health, Inc. (a)	77,300	1,208,972
Owens & Minor, Inc.	64,100	1,733,905
Pennant Group, Inc. (a)	22,600	1,312,156
Progyny, Inc. (a)	900	38,151
Providence Service Corp. (a)	12,400	1,719,012
R1 RCM, Inc. (a)	7,500	180,150
RadNet, Inc. (a)	1,000	19,570
Select Medical Holdings Corp. (a)	78,700	2,176,842
Tenet Healthcare Corp. (a)	61,300	2,447,709
Tivity Health, Inc. (a)	400	7,836
Triple-S Management Corp., Class B (a)	17,200	367,220
U.S. Physical Therapy, Inc.	400	48,100
Viemed Healthcare, Inc. (a)	22,600	175,376

		22,655,279

Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc. (a)	9,700	140,068
Computer Programs & Systems, Inc.	10,200	273,768
Evolent Health, Inc., Class A (a)	2,600	41,678
HealthStream, Inc. (a)	4,900	107,016
HMS Holdings Corp. (a)	48,500	1,782,375
Inovalon Holdings, Inc., Class A (a)	4,200	76,314
Inspire Medical Systems, Inc. (a)	4,000	752,360
NextGen Healthcare, Inc. (a)	13,800	251,712
Omnicell, Inc. (a)	12,700	1,524,254
Schrodinger, Inc. (a)	10,100	799,718

		5,749,263

Hotels, Restaurants & Leisure 3.3%
Bally’s Corp.	22,400	1,125,152
Bloomin’ Brands, Inc.	1,500	29,130
Bluegreen Vacations Corp.	16,100	127,834
Boyd Gaming Corp.	10,300	442,076
Brinker International, Inc.	7,200	407,304
Caesars Entertainment, Inc. (a)	38,800	2,881,676
Churchill Downs, Inc.	6,000	1,168,740
Cracker Barrel Old Country Store, Inc.	4,400	580,448
Del Taco Restaurants, Inc. (a)	47,000	425,820
Fiesta Restaurant Group, Inc. (a)	11,000	125,400
Golden Entertainment, Inc. (a)	4,900	97,461
Hilton Grand Vacations, Inc. (a)	20,000	627,000
International Game Technology PLC	15,500	262,570
Jack in the Box, Inc.	11,100	1,030,080

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort, Inc. (a)	6,700	$410,174
Papa John’s International, Inc.	600	50,910
Penn National Gaming, Inc. (a)	40,500	3,497,985
RCI Hospitality Holdings, Inc.	3,800	149,872
Red Rock Resorts, Inc., Class A	13,500	338,040
Scientific Games Corp., Class A (a)	17,700	734,373
Texas Roadhouse, Inc.	21,800	1,703,888
Wingstop, Inc.	800	106,040

		16,321,973

Household Durables 1.9%
Beazer Homes USA, Inc. (a)	61,900	937,785
Cavco Industries, Inc. (a)	3,500	614,075
Century Communities, Inc. (a)	7,600	332,728
Hamilton Beach Brands Holding Co., Class A	3,200	56,032
KB Home	4,600	154,192
La-Z-Boy, Inc.	25,000	996,000
Lifetime Brands, Inc.	4,900	74,480
M/I Homes, Inc. (a)	31,300	1,386,277
MDC Holdings, Inc.	13,400	651,240
Meritage Homes Corp. (a)	19,300	1,598,426
Purple Innovation, Inc. (a)	900	29,646
Sonos, Inc. (a)	29,300	685,327
Taylor Morrison Home Corp. (a)	1,200	30,780
TopBuild Corp. (a)	2,100	386,568
TRI Pointe Group, Inc. (a)	42,500	733,125
Tupperware Brands Corp. (a)	19,400	628,366
VOXX International Corp. (a)	13,100	167,156

		9,462,203

Household Products 0.2%
Central Garden & Pet Co., Class A (a)	31,600	1,148,028
Oil-Dri Corp. of America	700	23,856

		1,171,884

Independent Power & Renewable Electricity Producers 1.0%
Brookfield Renewable Corp., Class A	23,250	1,354,778
Clearway Energy, Inc., Class A	33,100	978,105
Ormat Technologies, Inc.	3,000	270,840
Sunnova Energy International, Inc. (a)	51,700	2,333,221

		4,936,944

Insurance 1.4%
American Equity Investment Life Holding Co.	68,700	1,900,242
AMERISAFE, Inc.	800	45,944
BRP Group, Inc., Class A (a)	1,800	53,946
eHealth, Inc. (a)	600	42,366
Employers Holdings, Inc.	23,900	769,341
Genworth Financial, Inc., Class A (a)	104,100	393,498
Heritage Insurance Holdings, Inc.	9,600	97,248
Horace Mann Educators Corp.	22,600	950,104
Kinsale Capital Group, Inc.	200	40,026

	Shares	Value
Insurance (continued)
National Western Life Group, Inc., Class A	1,600	$330,304
Palomar Holdings, Inc. (a)	1,200	106,608
Safety Insurance Group, Inc.	600	46,740
Stewart Information Services Corp.	33,800	1,634,568
Trupanion, Inc. (a)	2,300	275,333
Universal Insurance Holdings, Inc.	24,500	370,195

		7,056,463

Interactive Media & Services 0.5%
Cargurus, Inc. (a)	6,500	206,245
Cars.com, Inc. (a)	40,800	461,040
DHI Group, Inc. (a)	55,700	123,654
Eventbrite, Inc., Class A (a)	5,900	106,790
Yelp, Inc. (a)	50,500	1,649,835

		2,547,564

Internet & Direct Marketing Retail 1.0%
1-800-Flowers.com, Inc., Class A (a)	26,000	676,000
Groupon, Inc. (a)	7,700	292,562
Lands’ End, Inc. (a)	1,200	25,884
Liquidity Services, Inc. (a)	17,300	275,243
Magnite, Inc. (a)	23,800	730,898
Overstock.com, Inc. (a)	7,600	364,572
Shutterstock, Inc.	7,900	566,430
Stamps.com, Inc. (a)	9,900	1,942,281
Stitch Fix, Inc., Class A (a)	4,400	258,368

		5,132,238

IT Services 1.6%
Brightcove, Inc. (a)	76,900	1,414,960
Conduent, Inc. (a)	330,700	1,587,360
CSG Systems International, Inc.	1,400	63,098
Endurance International Group Holdings, Inc. (a)	12,100	114,345
EVERTEC, Inc.	17,700	695,964
Limelight Networks, Inc. (a)	7,200	28,728
ManTech International Corp., Class A	5,000	444,700
MAXIMUS, Inc.	7,500	548,925
MoneyGram International, Inc. (a)	12,800	69,952
NIC, Inc.	9,900	255,717
Perspecta, Inc.	21,600	520,128
PFSweb, Inc. (a)	13,600	91,528
REPAY Holdings Corp. (a)	3,000	81,750
Sykes Enterprises, Inc. (a)	42,100	1,585,907
TTEC Holdings, Inc.	10,400	758,472

		8,261,534

Leisure Products 0.7%
Escalade, Inc.	9,500	201,115
Johnson Outdoors, Inc., Class A	1,600	180,208
Malibu Boats, Inc., Class A (a)	6,600	412,104
Marine Products Corp.	1,500	21,810
MasterCraft Boat Holdings, Inc. (a)	55,700	1,383,588
Nautilus, Inc. (a)	1,300	23,582
YETI Holdings, Inc. (a)	16,300	1,116,061

		3,338,468

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.9%
Medpace Holdings, Inc. (a)	15,900	$2,213,280
NanoString Technologies, Inc. (a)	2,800	187,264
Pacific Biosciences of California, Inc. (a)	36,200	939,028
Quanterix Corp. (a)	800	37,200
Syneos Health, Inc. (a)	14,500	987,885

		4,364,657

Machinery 3.2%
Alamo Group, Inc.	1,200	165,540
Altra Industrial Motion Corp.	500	27,715
Barnes Group, Inc.	2,600	131,794
Blue Bird Corp. (a)	4,400	80,344
Columbus McKinnon Corp.	2,400	92,256
EnPro Industries, Inc.	16,400	1,238,528
Franklin Electric Co., Inc.	26,600	1,840,986
Hillenbrand, Inc.	53,100	2,113,380
Hyster-Yale Materials Handling, Inc.	300	17,865
L.B. Foster Co., Class A (a)	14,200	213,710
Lydall, Inc. (a)	24,700	741,741
Manitowoc Co., Inc. (a)	17,000	226,270
Meritor, Inc. (a)	34,200	954,522
Miller Industries, Inc.	6,700	254,734
Mueller Industries, Inc.	52,800	1,853,808
Mueller Water Products, Inc., Class A	105,000	1,299,900
Rexnord Corp.	50,700	2,002,143
SPX Corp. (a)	8,600	469,044
Standex International Corp.	7,700	596,904
Tennant Co.	19,918	1,397,646
Terex Corp.	4,400	153,516
TriMas Corp. (a)	4,900	155,183
Watts Water Technologies, Inc., Class A	400	48,680
Welbilt, Inc. (a)	5,600	73,920

		16,150,129

Marine 0.6%
Costamare, Inc.	111,900	926,532
Matson, Inc.	34,100	1,942,677

		2,869,209

Media 0.6%
Cardlytics, Inc. (a)	2,100	299,817
Entravision Communications Corp., Class A	242,100	665,775
Fluent, Inc. (a)	30,900	164,079
TEGNA, Inc.	75,400	1,051,830
Tribune Publishing Co.	4,700	64,390
WideOpenWest, Inc. (a)	86,300	920,821

		3,166,712

Metals & Mining 1.7%
Arconic Corp. (a)	20,600	613,880
Caledonia Mining Corp. PLC	43,000	682,840
Cleveland-Cliffs, Inc. (b)	34,700	505,232

	Shares	Value
Metals & Mining (continued)
Coeur Mining, Inc. (a)	32,600	$337,410
Hecla Mining Co.	102,400	663,552
Kaiser Aluminum Corp.	14,100	1,394,490
Novagold Resources, Inc. (a)	17,800	172,126
Ryerson Holding Corp. (a)	77,300	1,054,372
Schnitzer Steel Industries, Inc., Class A	38,200	1,218,962
SunCoke Energy, Inc.	168,300	732,105
United States Steel Corp.	49,200	825,084
Warrior Met Coal, Inc.	5,200	110,864
Worthington Industries, Inc.	300	15,402

		8,326,319

Mortgage Real Estate Investment Trusts 1.0%
Apollo Commercial Real Estate Finance, Inc.	5,200	58,084
Ares Commercial Real Estate Corp.	43,900	522,849
Blackstone Mortgage Trust, Inc., Class A	9,400	258,782
Cherry Hill Mortgage Investment Corp.	60,200	550,228
Chimera Investment Corp.	175,400	1,797,850
Ellington Financial, Inc.	8,700	129,108
Ellington Residential Mortgage REIT	2,000	26,080
Great Ajax Corp.	2,900	30,334
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,800	304,464
MFA Financial, Inc.	15,000	58,350
PennyMac Mortgage Investment Trust	69,300	1,218,987
Two Harbors Investment Corp.	9,600	61,152

		5,016,268

Multiline Retail 0.2%
Big Lots, Inc.	26,100	1,120,473
Macy’s, Inc.	1,900	21,375

		1,141,848

Oil, Gas & Consumable Fuels 2.1%
Arch Resources, Inc.	6,500	284,505
Bonanza Creek Energy, Inc. (a)	67,700	1,308,641
CNX Resources Corp. (a)	162,100	1,750,680
Delek U.S. Holdings, Inc.	31,200	501,384
DHT Holdings, Inc.	52,900	276,667
Diamond S Shipping, Inc. (a)	1,500	9,990
Dorian LPG, Ltd. (a)	124,500	1,517,655
Goodrich Petroleum Corp. (a)	500	5,045
Ovintiv, Inc.	36,900	529,884
PDC Energy, Inc. (a)	7,500	153,975
Range Resources Corp.	6,200	41,540
Renewable Energy Group, Inc. (a)	8,100	573,642
REX American Resources Corp. (a)	800	58,776
Southwestern Energy Co. (a)	189,200	563,816
Whiting Petroleum Corp. (a)	38,700	967,500
World Fuel Services Corp.	60,100	1,872,716

		10,416,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.2%
Domtar Corp.	5,000	$158,250
Louisiana-Pacific Corp.	23,100	858,627

		1,016,877

Personal Products 0.6%
e.l.f. Beauty, Inc. (a)	1,200	30,228
LifeVantage Corp. (a)	7,000	65,240
Medifast, Inc.	9,500	1,865,230
Nature’s Sunshine Products, Inc. (a)	4,500	67,275
USANA Health Sciences, Inc. (a)	14,100	1,087,110

		3,115,083

Pharmaceuticals 1.8%
Amphastar Pharmaceuticals, Inc. (a)	55,200	1,110,072
ANI Pharmaceuticals, Inc. (a)	6,800	197,472
Arvinas, Inc. (a)	7,600	645,468
Axsome Therapeutics, Inc. (a)	1,900	154,793
BioDelivery Sciences International, Inc. (a)	102,200	429,240
Corcept Therapeutics, Inc. (a)	78,600	2,056,176
Endo International PLC (a)	49,500	355,410
Harrow Health, Inc. (a)	31,100	213,346
Innoviva, Inc. (a)	44,200	547,638
Intra-Cellular Therapies, Inc. (a)	3,900	124,020
Ocular Therapeutix, Inc. (a)	2,700	55,890
Phibro Animal Health Corp., Class A	43,900	852,538
Prestige Consumer Healthcare, Inc. (a)	34,400	1,199,528
Revance Therapeutics, Inc. (a)	3,600	102,024
Supernus Pharmaceuticals, Inc. (a)	31,100	782,476

		8,826,091

Professional Services 1.9%
GP Strategies Corp. (a)	2,100	24,906
Insperity, Inc.	20,800	1,693,536
Kelly Services, Inc., Class A	30,800	633,556
Kforce, Inc.	36,300	1,527,867
Korn Ferry	28,200	1,226,700
Mastech Digital, Inc. (a)	8,300	131,970
TriNet Group, Inc. (a)	15,700	1,265,420
TrueBlue, Inc. (a)	65,700	1,227,933
Upwork, Inc. (a)	58,900	2,033,228

		9,765,116

Real Estate 0.3%
eXp World Holdings, Inc. (a)	13,300	839,496
Redfin Corp. (a)	11,900	816,697

		1,656,193

Real Estate Management & Development 0.3%
RE/MAX Holdings, Inc., Class A	2,600	94,458
Realogy Holdings Corp. (a)	98,900	1,297,568
RMR Group, Inc., Class A	5,400	208,548

		1,600,574

	Shares	Value
Road & Rail 0.3%
ArcBest Corp.	30,500	$1,301,435
Avis Budget Group, Inc. (a)	4,400	164,120
Covenant Logistics Group, Inc. (a)	8,100	119,961
Universal Logistics Holdings, Inc.	400	8,236

		1,593,752

Semiconductors & Semiconductor Equipment 4.1%
Advanced Energy Industries, Inc. (a)	22,168	2,149,631
Alpha & Omega Semiconductor, Ltd. (a)	48,700	1,151,268
Amkor Technology, Inc.	97,700	1,473,316
Axcelis Technologies, Inc. (a)	54,300	1,581,216
CEVA, Inc. (a)	500	22,750
Cohu, Inc.	9,200	351,256
CyberOptics Corp. (a)	5,400	122,526
Diodes, Inc. (a)	29,500	2,079,750
FormFactor, Inc. (a)	49,300	2,120,886
Ichor Holdings, Ltd. (a)	34,700	1,046,031
Lattice Semiconductor Corp. (a)	11,900	545,258
MACOM Technology Solutions Holdings, Inc. (a)	3,200	176,128
MaxLinear, Inc. (a)	6,300	240,597
NVE Corp.	2,700	151,686
Photronics, Inc. (a)	87,900	980,964
Power Integrations, Inc.	27,800	2,275,708
Semtech Corp. (a)	16,700	1,203,903
Silicon Laboratories, Inc. (a)	9,200	1,171,528
SiTime Corp. (a)	300	33,579
Smart Global Holdings, Inc. (a)	4,700	176,861
Ultra Clean Holdings, Inc. (a)	49,800	1,551,270

		20,606,112

Software 5.5%
8x8, Inc. (a)	7,200	248,184
A10 Networks, Inc. (a)	143,000	1,409,980
Alarm.com Holdings, Inc. (a)	4,500	465,525
American Software, Inc., Class A	23,700	406,929
Appfolio, Inc., Class A (a)	1,300	234,052
Appian Corp. (a)(b)	2,900	470,061
Avaya Holdings Corp. (a)	81,500	1,560,725
Blackline, Inc. (a)	4,300	573,534
Bottomline Technologies, Inc. (a)	4,900	258,426
Box, Inc., Class A (a)	10,400	187,720
Cerence, Inc. (a)	2,600	261,248
ChannelAdvisor Corp. (a)	77,300	1,235,254
Cloudera, Inc. (a)	15,100	210,041
CommVault Systems, Inc. (a)	36,900	2,043,153
Digital Turbine, Inc. (a)	17,100	967,176
Domo, Inc., Class B (a)	800	51,016
InterDigital, Inc.	3,800	230,584
J2 Global, Inc. (a)	17,500	1,709,575
LivePerson, Inc. (a)	5,100	317,373
MicroStrategy, Inc., Class A (a)	1,000	388,550
Mimecast, Ltd. (a)	4,000	227,360

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Mitek Systems, Inc. (a)	103,500	$1,840,230
Model N, Inc. (a)	1,300	46,384
Progress Software Corp.	42,600	1,925,094
PROS Holdings, Inc. (a)	1,300	66,001
Q2 Holdings, Inc. (a)	4,500	569,385
Qualys, Inc. (a)	1,000	121,870
Rapid7, Inc. (a)	4,200	378,672
Rimini Street, Inc. (a)	73,200	324,276
SailPoint Technologies Holding, Inc. (a)	7,500	399,300
Sapiens International Corp. N.V.	45,100	1,380,511
Sprout Social, Inc., Class A (a)	1,300	59,033
SPS Commerce, Inc. (a)	20,500	2,226,095
SVMK, Inc. (a)	10,300	263,165
Tenable Holdings, Inc. (a)	5,900	308,334
Upland Software, Inc. (a)	1,000	45,890
Varonis Systems, Inc. (a)	2,500	409,025
Verint Systems, Inc. (a)	34,000	2,284,120
Veritone, Inc. (a)	1,000	28,450
Workiva, Inc. (a)	3,000	274,860
Xperi Holding Corp.	10,000	209,000
Yext, Inc. (a)	6,300	99,036
Zix Corp. (a)	117,800	1,016,614

		27,731,811

Specialty Retail 3.5%
Abercrombie & Fitch Co., Class A	17,900	364,444
America’s Car-Mart, Inc. (a)	2,700	296,568
Asbury Automotive Group, Inc. (a)	2,400	349,776
At Home Group, Inc. (a)	55,600	859,576
Bed Bath & Beyond, Inc. (b)	26,000	461,760
Caleres, Inc.	13,100	205,015
Camping World Holdings, Inc., Class A	1,700	44,285
Citi Trends, Inc.	6,200	308,016
Conn’s, Inc. (a)	12,000	140,280
Container Store Group, Inc. (a)	59,200	564,768
GameStop Corp., Class A (a)(b)	29,100	548,244
Group 1 Automotive, Inc.	2,600	340,964
GrowGeneration Corp. (a)	1,900	76,418
Haverty Furniture Cos., Inc.	12,100	334,807
Hibbett Sports, Inc. (a)	12,200	563,396
Lithia Motors, Inc., Class A	6,900	2,019,423
Lumber Liquidators Holdings, Inc. (a)	2,300	70,702
MarineMax, Inc. (a)	27,800	973,834
Michaels Cos., Inc. (a)(b)	14,300	186,043
Murphy USA, Inc.	11,800	1,544,266
ODP Corp.	52,590	1,540,887
Onewater Marine, Inc., Class A (a)	3,700	107,633
Rent-A-Center, Inc.	38,000	1,455,020
RH (a)	3,200	1,432,064
Signet Jewelers, Ltd.	28,000	763,560

	Shares	Value
Specialty Retail (continued)
Sleep Number Corp. (a)	10,200	$834,972
Sportsman’s Warehouse Holdings, Inc. (a)	38,200	670,410
Urban Outfitters, Inc. (a)	18,200	465,920

		17,523,051

Technology Hardware, Storage & Peripherals 0.0%‡
Diebold Nixdorf, Inc. (a)	4,400	46,904
Eastman Kodak Co. (a)(b)	23,400	190,476

		237,380

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc. (a)	4,200	263,172
Deckers Outdoor Corp. (a)	10,700	3,068,546
G-III Apparel Group, Ltd. (a)	11,900	282,506
Movado Group, Inc.	5,500	91,410
Rocky Brands, Inc.	32,800	920,696
Superior Group of Cos., Inc.	4,900	113,876
Vera Bradley, Inc. (a)	3,100	24,676

		4,764,882

Thrifts & Mortgage Finance 1.5%
Bridgewater Bancshares, Inc. (a)	27,200	339,728
Essent Group, Ltd.	10,100	436,320
Flagstar Bancorp, Inc.	49,400	2,013,544
FS Bancorp, Inc.	8,500	465,800
HomeStreet, Inc.	10,400	351,000
Luther Burbank Corp.	15,600	152,880
Merchants Bancorp	43,200	1,193,616
Meridian Bancorp, Inc.	78,800	1,174,908
OP Bancorp.	30,300	233,310
PennyMac Financial Services, Inc.	1,600	104,992
Provident Financial Services, Inc.	1,500	26,940
Radian Group, Inc.	28,400	575,100
Riverview Bancorp, Inc.	3,500	18,410
Southern Missouri Bancorp, Inc.	800	24,352
Territorial Bancorp, Inc.	1,000	24,030
TrustCo Bank Corp.	15,100	100,717
Waterstone Financial, Inc.	5,800	109,156

		7,344,803

Tobacco 0.4%
Universal Corp.	10,600	515,266
Vector Group, Ltd.	130,000	1,514,500

		2,029,766

Trading Companies & Distributors 1.4%
Applied Industrial Technologies, Inc.	9,500	740,905
CAI International, Inc.	32,500	1,015,300
GATX Corp.	1,300	108,134
GMS, Inc. (a)	13,000	396,240
Rush Enterprises, Inc.
Class A	40,450	1,675,439
Class B	8,100	306,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
Siteone Landscape Supply, Inc. (a)	5,700	$904,191
Systemax, Inc.	7,000	251,230
Triton International, Ltd.	26,200	1,270,962
Veritiv Corp. (a)	2,800	58,212
WESCO International, Inc. (a)	3,400	266,900

		6,994,422

Water Utilities 0.7%
American States Water Co.	1,000	79,510
Artesian Resources Corp., Class A	7,700	285,516
California Water Service Group	26,316	1,421,853
Consolidated Water Co., Ltd.	82,500	994,125
Pure Cycle Corp. (a)	15,400	172,942
SJW Corp.	2,000	138,720
York Water Co.	4,800	223,680

		3,316,346

Wireless Telecommunication Services 0.0%‡
Spok Holdings, Inc.	3,200	35,616

Total Common Stocks (Cost $411,857,615)		499,245,076

Exchange-Traded Fund 0.6%
iShares Russell 2000 ETF	15,253	2,990,503

Total Exchange-Traded Fund (Cost $2,982,249)		2,990,503

	Shares	Value
Short-Term Investment 1.5%
Unaffiliated Investment Company 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (c)(d)	7,288,306	$7,288,306

Total Short-Term Investment (Cost $7,288,306)		7,288,306

Total Investments (Cost $422,128,170)	101.5%	509,523,885
Other Assets, Less Liabilities	(1.5)	(7,458,707)
Net Assets	100.0%	$502,065,178

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $11,459,185; the total market value of collateral held by the Portfolio was $12,012,458. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,724,152 (See Note 2(H)).

(c)	Represents a security purchased with cash collateral received for securities on loan.

(d)	Current yield as of December 31, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$499,245,076	$—	$—	$499,245,076
Exchange-Traded Fund	2,990,503	—	—	2,990,503
Short-Term Investment
Unaffiliated Investment Company	7,288,306	—	—	7,288,306

Total Investments in Securities	$509,523,885	$—	$—	$509,523,885

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $422,128,170) including securities on loan of $11,459,185	$509,523,885
Cash	17,690
Receivables:
Dividends	433,076
Investment securities sold	105,244
Securities lending	40,395
Portfolio shares sold	1,111

Total assets	510,121,401

Liabilities
Cash collateral received for securities on loan	7,288,306
Payables:
Portfolio shares redeemed	317,842
Manager (See Note 3)	298,605
NYLIFE Distributors (See Note 3)	64,755
Professional fees	47,265
Shareholder communication	19,631
Custodian	19,066
Trustees	588
Accrued expenses	165

Total liabilities	8,056,223

Net assets	$502,065,178

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,068
Additional paid-in capital	456,038,697

456,081,765
Total distributable earnings (loss)	45,983,413

Net assets	$502,065,178

Initial Class
Net assets applicable to outstanding shares	$197,586,186

Shares of beneficial interest outstanding	16,851,655

Net asset value per share outstanding	$11.73

Service Class
Net assets applicable to outstanding shares	$304,478,992

Shares of beneficial interest outstanding	26,216,561

Net asset value per share outstanding	$11.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,878,073
Securities lending	178,757
Dividends-affiliated	733
Other	16

Total income	5,057,579

Expenses
Manager (See Note 3)	3,469,922
Distribution/Service—Service Class (See Note 3)	667,080
Professional fees	102,571
Custodian	79,392
Shareholder communication	30,338
Trustees	11,063
Miscellaneous	19,950

Total expenses before waiver/reimbursement	4,380,316
Expense waiver/reimbursement from Manager (See Note 3)	(478,562)

Net expenses	3,901,754

Net investment income (loss)	1,155,825

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(4,645,271)
Net change in unrealized appreciation (depreciation) on investments	49,572,838

Net realized and unrealized gain (loss)	44,927,567

Net increase (decrease) in net assets resulting from operations	$46,083,392

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,718.

20	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,155,825	$1,611,657
Net realized gain (loss)	(4,645,271)	(30,626,638)
Net change in unrealized appreciation (depreciation)	49,572,838	71,143,741

Net increase (decrease) in net assets resulting from operations	46,083,392	42,128,760

Distributions to shareholders:
Initial Class	(219,144)	(18,699,244)
Service Class	—	(23,525,164)

Total distributions to shareholders	(219,144)	(42,224,408)

Capital share transactions:
Net proceeds from sale of shares	28,506,306	26,746,510
Net asset value of shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	—	419,053,712
Net asset value of shares issued to shareholders in reinvestment of distributions	219,144	42,224,408
Cost of shares redeemed	(88,033,138)	(233,242,522)

Increase (decrease) in net assets derived from capital share transactions	(59,307,688)	254,782,108

Net increase (decrease) in net assets	(13,443,440)	254,686,460

Net Assets
Beginning of year	515,508,618	260,822,158

End of year	$502,065,178	$515,508,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,				May 2, 2016^ through December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of period	$10.65	$9.82	$13.16	$11.73	$10.00

Net investment income (loss) (a)	0.04	0.05	0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	1.05	1.61	(1.71)	1.63	1.88

Total from investment operations	1.09	1.66	(1.67)	1.64	1.91

Less distributions:

From net investment income	(0.01)	(0.02)	—	—	(0.02)

From net realized gain on investments	—	(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	(0.01)	(0.83)	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$11.73	$10.65	$9.82	$13.16	$11.73

Total investment return (b)	10.22%	17.82%	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.42%	0.48%	0.33%	0.10%	0.39%††

Net expenses (c)	0.75%	0.82%	0.90%	0.90%	1.00%††

Expenses (before waiver/reimbursement) (c)	0.86%	0.86%	0.90%	0.90%	1.00%††

Portfolio turnover rate	225%	257%	161%	159%	180%

Net assets at end of period (in 000’s)	$197,586	$198,292	$123,857	$180,840	$164,253

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,					May 2, 2016^ through December 31,

Service Class	2020		2019	2018	2017	2016

Net asset value at beginning of period	$10.56		$9.76	$13.11	$11.72	$10.00

Net investment income (loss) (a)	0.02		0.02	0.01	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	1.03		1.59	(1.69)	1.62	1.88

Total from investment operations	1.05		1.61	(1.68)	1.60	1.89

Less distributions:

From net investment income	—		(0.00)‡	—	—	(0.01)

From net realized gain on investments	—		(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	—		(0.81)	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$11.61		$10.56	$9.76	$13.11	$11.72

Total investment return (b)	9.94	%(c)	17.53%	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.17%		0.22%	0.09%	(0.15%)	0.16%††

Net expenses (d)	1.00%		1.07%	1.15%	1.15%	1.25%††

Expenses (before waiver/reimbursement) (d)	1.11%		1.12%	1.15%	1.15%	1.25%††

Portfolio turnover rate	225%		257%	161%	159%	180%

Net assets at end of period (in 000’s)	$304,479		$317,216	$136,965	$176,295	$175,015

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

23

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities and exchange-traded funds (ETFs) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and

24	MainStay VP MacKay Small Cap Core Portfolio

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $11,459,185; the total market value of collateral held by the Portfolio was $12,012,458. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $4,724,152 and cash collateral, which was invested into the State Street Navigator Securities

Lending Government Money Market Portfolio, with a value of $7,288,306.

25

Notes to Financial Statements (continued)

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).

Effective May 1, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Prior to May 1, 2020, New York Life Investments had agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement to Service Class shares.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,469,922 and waived fees/reimbursed expenses in the amount of $478,562 and paid the Subadvisor in the amount of $1,495,680.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$23,347	$(23,347)	$—	$—	$—	$1	$—	—

26	MainStay VP MacKay Small Cap Core Portfolio

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$434,396,876	$82,926,441	$(7,799,432)	$75,127,009

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,546,321	$(30,847,126)	$157,209	$75,127,009	$45,983,413

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $30,847,126, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$29,441	$1,406

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$101,366	$(101,366)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships and merger-related transactions.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$219,144	$—	$14,795,365	$27,429,043

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $980,366 and $1,037,741, respectively.

27

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	549,601	$4,722,504
Shares issued to shareholders in reinvestment of distributions	22,016	219,144
Shares redeemed	(2,337,460)	(23,020,294)

Net increase (decrease)	(1,765,843)	$(18,078,646)

Year ended December 31, 2019:
Shares sold	1,083,800	$11,864,785
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	20,218,171	228,363,711
Shares issued to shareholders in reinvestment of distributions	1,957,293	18,699,244
Shares redeemed	(17,249,518)	(181,221,905)

Net increase (decrease)	6,009,746	$77,705,835

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	3,009,340	$23,783,802
Shares redeemed	(6,822,754)	(65,012,844)

Net increase (decrease)	(3,813,414)	$(41,229,042)

Year ended December 31, 2019:
Shares sold	1,425,683	$14,881,725
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	17,008,219	190,690,001
Shares issued to shareholders in reinvestment of distributions	2,481,334	23,525,164
Shares redeemed	(4,919,326)	(52,020,617)

Net increase (decrease)	15,995,910	$177,076,273

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021 (collectively, the “Meetings”), the Board considered and approved, among other related proposals: (i) appointing Wellington as the Portfolio’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Portfolio’s name and modifying the Portfolio’s principal investment strategies and investment process; and (iii) allowing New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval (referred to as a “manager-of-managers” structure), subject to shareholder approval.

These changes are expected to become effective on or about May 1, 2021, if shareholders of the Portfolio approve item (i) above (“Proposal 1”) and item (iii) above (“Proposal 2”) prior to that date. If shareholders approve Proposal 1 but do not approve Proposal 2, the changes discussed above are expected to be effective on or about May 1, 2021, except for the changes discussed in item (iii) above. If shareholders do not approve Proposal 2, the Portfolio will continue to operate pursuant to the scope of the “manager-of-managers” structure described in the Prospectus.

28	MainStay VP MacKay Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Small Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 and for the period May 2, 2016 (commencement of operations) through December 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 and for the period May 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

30	MainStay VP MacKay Small Cap Core Portfolio

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on

32	MainStay VP MacKay Small Cap Core Portfolio

fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

34	MainStay VP MacKay Small Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

36	MainStay VP MacKay Small Cap Core Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803520	MSVPSCC11-02/21 (NYLIAC) NI530

MainStay VP CBRE Global Infrastructure Portfolio

(Formerly MainStay VP Cushing® Renaissance Advantage Portfolio)

Message from the President and Annual Report

December 31, 2020

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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2015	–12.81%	–1.60%	–5.97%	1.28%
Service Class Shares	5/1/2015	–13.03	–1.84	–6.20	1.53

Benchmark Performance	One Year	Five Years	Since Inception

FTSE Global Core Infrastructure 50/50 Index[4]	–4.06%	8.63%	5.68%
S&P 500® Index[5]	18.40	15.22	13.21
Morningstar Infrastructure Category Average[6]	1.12	8.46	4.68

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the FTSE Global Core Infrastructure 50/50 Index as its primary benchmark as a replacement for the Standard & Poor’s 500® Index (“S&P 500® Index”) because it believes that the FTSE Global Core Infrastructure 50/50 Index is more reflective of its current investment style. The FTSE Global Core Infrastructure 50/50 Index is a market-capitalization weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
5.

The S&P 500® Index is the Portfolio’s previous benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Infrastructure Category Average is representative of funds that invest primarily more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,108.60	$5.04	$1,020.36	$4.82	0.95%

Service Class Shares	$1,000.00	$1,107.20	$6.36	$1,019.10	$6.09	1.20%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of December 31, 2020 (Unaudited)

United States	56.4%

Italy	8.4

France	7.2

United Kingdom	5.6

Canada	4.9

Australia	3.9

Spain	3.7

Portugal	2.9

Japan	2.3%

Mexico	1.8

Germany	1.5

Hong Kong	1.2

New Zealand	1.1

China	1.0

Other Assets, Less Liabilities	–1.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Enel S.p.A.

2.	Vinci S.A.

3.	American Tower Corp.

4.	NextEra Energy, Inc.

5.	American Electric Power Co., Inc.
6.	Crown Castle International Corp.

7.	Union Pacific Corp.

8.	Atlas Arteria, Ltd.

9.	National Grid PLC

10.	Ameren Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank and Saket Kumar of Cushing® Asset Management, LP (“Cushing”), the Portfolio’s former Subadvisor, and portfolio managers T. Ritson Ferguson, CFA, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Clarion Securities LLC (“CBRE”), the Portfolio’s current Subadvisor.

How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP CBRE Global Infrastructure Portfolio returned –12.81% for Initial Class shares and –13.03% for Service Class shares. Over the same period, both share classes underperformed the –4.06% return of the FTSE Global Core Infrastructure 50/50 Index, which became the Portfolio’s primary benchmark effective February 28, and the 18.40% performance of the S&P 500® Index, which is the Portfolio’s previous benchmark. Both share classes also underperformed the 1.12% return of the Morningstar Infrastructure Category Average.1

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2020, several changes to the Portfolio were made. The Portfolio was renamed MainStay VP CBRE Global Infrastructure Portfolio and the Portfolio’s principal investment strategies, investment process and principal risks were modified, among other changes. Also, effective that date, Cushing was removed as subadvisor and Jerry V. Swank and Saket Kumar were removed as portfolio managers of the Portfolio. As of that same date, CBRE was added as subadvisor and T. Ritson Ferguson, Jeremy Anagnos, Daniel Foley and Hinds Howard were added as portfolio managers of the Portfolio. For more information about these changes, refer to the supplement dated December 13, 2019.

What factors affected the Portfolio’s relative performance during the reporting period?

Cushing

The Cushing team subadvised the Portfolio from January 1 through February 28, 2020. During this portion of the reporting period, the Portfolio’s performance relative to the S&P 500® Index, which was the Portfolio’s primary benchmark at the time, was undermined by declining energy commodity prices, reflected in a steep decline in the energy component of the S&P 500® Index. The Portfolio invested primarily in energy stocks while the S&P 500® Index is a diversified index.

CBRE

The CBRE team subadvised the Portfolio from February 29, 2020 through December 31, 2020. During this portion of the reporting period, the Portfolio outperformed the FTSE Global Core Infrastructure 50/50 Index due to both stock selection and sector allocation. The Portfolio held relatively overweight exposure to the outperforming communication services and utilities sectors, while holding underweight exposure to the midstream sector which lagged. Moreover, the Portfolio was well positioned within the two leading sectors, holding shares in the top-performing communications companies globally. The Portfolio was also well positioned in Europe, owning shares in the companies best positioned to capitalize on investments in clean energy and decarbonization.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Cushing

From January 1, 2020 through February 28, 2020, the equity market began to decline in reaction to the spreading COVID-19 pandemic. Those events weighed on the Portfolio’s performance. Energy sector stocks were particularly weak because of the expectation for reduced oil demand.

CBRE

From February 29, 2020 through December 31, 2020 there were no market events which materially impacted the Portfolio’s performance or liquidity.

During the reporting period, which subsectors were the strongest contributors to the Portfolio’s performance, and which subsectors were particularly weak?

Cushing

From January 1 through February 28, 2020, the subsectors making the strongest contributions to the Portfolio’s performance were utilities, engineering & construction (“E&C”), and industrials. (Contributions take weightings and total returns into account.) These subsectors had the most defensive names and least energy exposure. The weakest contributors to the Portfolio’s performance were subsectors with more energy and cyclical exposure, namely exploration & production (“E&P”), transportation and oil services.

CBRE

From February 29, 2020 through December 31, 2020, overweight exposure to European utilities relative to the FTSE Global Core Infrastructure 50/50 Index provided the strongest positive contribution to the Portfolio’s performance. Overweight exposure to the communications subsector further bolstered relative performance as communications companies were well positioned to benefit from the pandemic-related increase in remote working and associated investments in network connectivity and data growth. Underweight exposure to sharply lagging Asian rail stocks also contributed positively to relative performance.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP CBRE Global Infrastructure Portfolio

Conversely, underweight exposure to the transportation subsector in Asia provided the weakest contribution to the Portfolio’s relative performance, as large Australian transportation stocks benefited from a safety trade despite weaker traffic. Overweight exposure to the transportation subsector in Europe further detracted from relative performance as airports and toll roads experienced significant declines in demand due to quarantine measures and travel restrictions. The third most significant detractor from relative performance was the Portfolio’s underweight exposure to U.S. freight rail stocks, which outperformed the benchmark due to strong balance sheets, low payout ratios and flexible operating costs that enabled them to weather the downturn in volumes better than most passenger transportation stocks.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cushing

From January 1 through February 28, 2020, the Portfolio’s top contributor to absolute performance was a position in global engineering company Jacobs Engineering. Other positive contributors included renewable generation company Clearway Energy and diversified industrial firm Eaton. The most significant detractor from the Portfolio’s absolute performance during the same period was liquefied natural gas shipper GasLog Partners, which cut their dividend. Also detracting from absolute performance were shares in E&P company Diamondback Energy and refiner Valero Energy, which were down on declining oil demand expectations.

CBRE

From February 29, 2020 through December 31, 2020, three of the largest positive contributors to the Portfolio’s absolute performance were holdings in Italian integrated electric utility Enel and U.S. integrated electric utility operators, AES Corp and NextEra Energy. All three benefited from a strategic focus on reducing ownership of fossil fuel generation assets and diverting investment into renewable generation. We believe the ongoing decarbonization trend across the utility sector is exemplified by stocks like Enel, AES and NextEra. Shares in Cellnex, a Spain-based tower operator, were the fourth largest contributor to absolute performance. Cellnex continued to acquire tower assets in Europe from mobile operators, becoming the leader in Europe.

The most significant detractors during the same period included positions in two U.S. electric utility operators, FirstEnergy and Edison International, along with Canadian midstream operator Enbridge. Both electric utility operators were impacted by company-specific risks related to criminal investigations and wildfire exposure, respectively. These developments were a surprise, and we adjusted the Portfolio’s exposure to those stocks accordingly, exiting Edison International and reducing exposure to FirstEnergy. The Portfolio held a position in Enbridge early in the portion of the reporting period during which the CBRE team managed the Portfolio. Although midstream stocks saw significant stock price declines at that time, Enbridge’s stock price held up better than most midstream stocks, but the large swing in oil prices drove negative sentiment across the sector and negative stock price performance for Enbridge. We exited the Portfolio’s Enbridge position due to concerns related to regulatory outcomes for pipelines being developed as well as concerns related to oil pipeline volume weakness after reduced oil prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cushing

From January 1 through February 28, 2020, the Portfolio sold its position in liquid natural gas shipper Gaslog Partners following the company’s decision to cut its dividend. There were no other trades during the portion of the period in which the Cushing team managed the Portfolio.

CBRE

From February 29, 2020 through December 31, 2020, the Portfolio increased the size of its position in American Tower, a U.S. communications infrastructure company. We see American Tower benefiting from increased data transmission growth, and believe the company to be well positioned in a positive regulatory jurisdiction to deliver above-average earnings growth. A new position was added in Ameren Corporation, a U.S. regulated utility. We believe Ameren to be well positioned in a positive regulatory jurisdiction to deliver above-average earnings growth. During the same period, the Portfolio sold its positions in Enbridge, a midstream company owning natural gas assets, and CLP Holdings, a Hong Kong-listed utility. In our opinion, Enbridge may see decreased gas volumes in its pipelines due to reduced producer activity; the company also faces significant project risks. CLP Holdings outperformed its peers during the pandemic-related market decline that occurred in February and March. We exited the Portfolio’s position in light of the stock’s relatively strong performance and the rising risk of Chinese influence on Hong Kong.

How did the Portfolio’s sector/subsector weightings change during the reporting period?

Cushing

From January 1 through February 28, 2020, there were no trades impacting the Portfolio’s relative sector positioning.

9

CBRE

From February 29, 2020 through December 31, 2020, the Portfolio increased its absolute and relative exposure to the Americas, most notably in the utilities, railroads and communications subsectors, while reducing its exposure to transportation in Asia and Europe across toll roads, airports and passenger railroads. In our opinion, utilities are benefiting from the global drive to reduce carbon emissions through investment in renewable generation assets. Communications infrastructure is proving resilient as the secular growth in data is accelerating in the stay-at-home work environment prompted by the pandemic. Transportation assets are experiencing lower volumes due to reduced travel and activity globally. Airports are under significant pressure as travel restrictions have halted activity and uncertainty remains as to when either business or leisure air travel will resume.

How was the Portfolio positioned at the end of the reporting period?

CBRE

As of December 31, 2020, the Portfolio held overweight sector positions relative to the FTSE Global Core Infrastructure 50/50 Index in communications and utilities, both of which we believe are set to benefit from stable earnings due to secular themes. As of the same date, the Portfolio held an underweight position in the airport subsector, which is directly exposed to pandemic-related travel restrictions, particularly with regard to business travel. The Portfolio also holds relatively underweight exposure to emerging markets, where regulatory visibility remains generally limited.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP CBRE Global Infrastructure Portfolio

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 98.6%†
Australia 3.9%
APA Group (Utilities)	19,793	$147,253
Atlas Arteria, Ltd. (Transportation)	135,583	679,430

		826,683

Canada 4.9%
Fortis, Inc. (Utilities)	6,900	281,876
Pembina Pipeline Corp. (Midstream / Pipelines) (a)	15,600	368,890
TC Energy Corp. (Midstream / Pipelines) (a)	9,500	386,224

		1,036,990

China 1.0%
China Resources Gas Group, Ltd. (Utilities)	37,900	201,662

France 7.2%
Eiffage S.A. (Transportation) (b)	1,727	166,758
Engie S.A. (Utilities) (b)	32,353	494,841
Vinci S.A. (Transportation)	8,608	855,579

		1,517,178

Germany 1.5%
Fraport A.G. Frankfurt Airport Services Worldwide (Transportation) (b)	5,385	324,719

Hong Kong 1.2%
CK Infrastructure Holdings, Ltd. (Utilities)	45,991	247,086

Italy 8.4%
Atlantia S.p.A. (Transportation) (b)	16,540	297,333
Enel S.p.A. (Utilities)	96,254	973,164
Infrastrutture Wireless Italiane S.p.A (Communications)	14,986	181,795
Terna Rete Elettrica Nazionale S.p.A. (Utilities)	41,639	317,927

		1,770,219

Japan 2.3%
Chubu Electric Power Co., Inc. (Utilities)	26,500	319,011
West Japan Railway Co. (Transportation)	3,100	162,093

		481,104

Mexico 1.8%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation) (b)	17,000	109,666
Promotora Y Operadora de Infraestructura S.A.B. de C.V. (Transportation)	29,500	261,563

		371,229

New Zealand 1.1%
Infratil, Ltd. (Diversified Property Holdings)	43,809	230,100

Portugal 2.9%
EDP—Energias de Portugal S.A. (Utilities)	98,046	617,575

	Shares	Value

Spain 3.7%
Cellnex Telecom S.A. (Communications)	9,616	$577,032
Iberdrola S.A. (Utilities)	13,800	197,247

		774,279

United Kingdom 5.6%
National Grid PLC (Utilities)	56,332	666,345
United Utilities Group PLC (Utilities)	41,504	507,973

		1,174,318

United States 53.1%
AES Corp. (Utilities)	21,300	500,550
Alliant Energy Corp. (Utilities)	11,000	566,830
Ameren Corp. (Utilities)	8,400	655,704
American Electric Power Co., Inc. (Utilities)	10,000	832,700
American Tower Corp. (Communications)	3,746	840,827
Atmos Energy Corp. (Utilities)	600	57,258
Cheniere Energy, Inc. (Midstream / Pipelines) (b)	10,200	612,306
CMS Energy Corp. (Utilities)	7,300	445,373
Crown Castle International Corp. (Communications)	5,043	802,795
Equinix, Inc. (Communications)	569	406,369
Essential Utilities, Inc. (Utilities)	10,700	506,003
Exelon Corp. (Utilities)	11,700	493,974
FirstEnergy Corp. (Utilities)	12,300	376,503
Kansas City Southern (Transportation)	2,000	408,260
Kinder Morgan, Inc. (Midstream / Pipelines)	29,400	401,898
NextEra Energy, Inc. (Utilities)	10,800	833,220
NiSource, Inc. (Utilities)	16,500	378,510
Norfolk Southern Corp. (Transportation)	2,300	546,503
Public Service Enterprise Group, Inc. (Utilities)	9,100	530,530
Sempra Energy (Utilities)	2,400	305,784
Union Pacific Corp. (Transportation)	3,300	687,126

		11,189,023

Total Common Stocks (Cost $19,274,902)		20,762,165

Short-Term Investments 3.3%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	303,469	303,469

Unaffiliated Investment Company 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (c)(d)	392,882	392,882

Total Short-Term Investments (Cost $696,351)		696,351

Total Investments (Cost $19,971,253)	101.9%	21,458,516
Other Assets, Less Liabilities	(1.9)	(395,477)
Net Assets	100.0%	$21,063,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $721,335; the total market value of collateral held by the Portfolio was $756,685. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $363,803 (See Note 2(J)).

(b)	Non-income producing security.

(c)	Current yield as of December 31, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$20,762,165	$—	$—	$20,762,165
Short-Term Investments
Affiliated Investment Company	303,469	—	—	303,469
Unaffiliated Investment Company	392,882	—	—	392,882

Total Short-Term Investments	696,351	—	—	696,351

Total Investments in Securities	$21,458,516	$—	$—	$21,458,516

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Portfolio’s investments by sector.

Sector Diversification

	Value	Percent †
Communications	$2,808,818	13.3%
Diversified Property Holdings	230,100	1.1
Midstream / Pipelines	1,769,318	8.4
Transportation	4,499,030	21.4
Utilities	11,454,899	54.4

	20,762,165	98.6
Short-Term Investments	696,351	3.3
Other Assets, Less Liabilities	(395,477)	–1.9

Net Assets	$21,063,039	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP CBRE Global Infrastructure Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $19,667,784) including securities on loan of $721,335	$21,155,047
Investment in affiliated investment company, at value (identified cost $303,469)	303,469
Receivables:
Investment securities sold	47,147
Dividends	42,284
Portfolio shares sold	7,770
Manager (See Note 3)	43
Securities lending	29

Total assets	21,555,789

Liabilities
Cash collateral received for securities on loan	392,882
Payables:
Investment securities purchased	40,023
Professional fees	33,007
Custodian	12,065
Shareholder communication	6,149
Portfolio shares redeemed	4,166
NYLIFE Distributors (See Note 3)	4,163
Trustees	25
Accrued expenses	270

Total liabilities	492,750

Net assets	$21,063,039

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,281
Additional paid-in capital	58,983,943

58,987,224
Total distributable earnings (loss)	(37,924,185)

Net assets	$21,063,039

Initial Class
Net assets applicable to outstanding shares	$1,022,458

Shares of beneficial interest outstanding	157,767

Net asset value per share outstanding	$6.48

Service Class
Net assets applicable to outstanding shares	$20,040,581

Shares of beneficial interest outstanding	3,123,028

Net asset value per share outstanding	$6.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$432,651
Dividends-affiliated	10,467
Securities lending	1,554
Interest	288

Total income	444,960

Expenses
Manager (See Note 3)	193,106
Professional fees	74,609
Custodian	52,962
Distribution/Service—Service Class (See Note 3)	47,047
Shareholder communication	33,124
Trustees	532
Miscellaneous	6,406

Total expenses before waiver/reimbursement	407,786
Expense waiver/reimbursement from Manager (See Note 3)	(92,151)

Net expenses	315,635

Net investment income (loss)	129,325

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,875,431)
Foreign currency transactions	(12,144)

Net realized gain (loss)	(4,887,575)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,069,734
Translation of other assets and liabilities in foreign currencies	626

Net change in unrealized appreciation (depreciation)	2,070,360

Net realized and unrealized gain (loss)	(2,817,215)

Net increase (decrease) in net assets resulting from operations	$(2,687,890)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $25,196.

14	MainStay VP CBRE Global Infrastructure Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$129,325	$162,670
Net realized gain (loss)	(4,887,575)	(17,318,501)
Net change in unrealized appreciation (depreciation)	2,070,360	28,106,125

Net increase (decrease) in net assets resulting from operations	(2,687,890)	10,950,294

Distributions to shareholders:
Initial Class	(524,797)	—
Service Class	(1,333,105)	—

Total distributions to shareholders	(1,857,902)	—

Capital share transactions:
Net proceeds from sale of shares	11,782,193	9,220,180
Net asset value of shares issued to shareholders in reinvestment of distributions	1,857,902	—
Cost of shares redeemed	(11,837,646)	(109,177,848)
Increase (decrease) in net assets derived from capital share transactions	1,802,449	(99,957,668)

Net increase (decrease) in net assets	(2,743,343)	(89,007,374)

Net Assets
Beginning of year	23,806,382	112,813,756

End of year	$21,063,039	$23,806,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019		2018		2017	2016

Net asset value at beginning of year	$8.01	$7.61		$10.52		$9.75	$7.59

Net investment income (loss) (a)	0.03	0.03		(0.07)		(0.05)	0.00 ‡

Net realized and unrealized gain (loss) on investments	(1.08)	0.37		(2.84)		0.82	2.18

Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	0.00

Total from investment operations	(1.05)	0.40		(2.91)		0.77	2.18

Less distributions:

From net investment income	(0.48)	—		—		—	(0.02)

Net asset value at end of year	$6.48	$8.01		$7.61		$10.52	$9.75

Total investment return (b)	(12.81%)	5.26	%(c)	(27.66	%)(c)	7.90%	28.77%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41%	0.33%		(0.66%)		(0.49%)	0.06%

Net expenses (d)	1.05%	1.21%		1.21%		1.31%	1.38%

Expenses (before waiver/reimbursement) (d)	1.44%	1.21%		1.21%		1.31%	1.38%

Portfolio turnover rate	163%	119%		162%		116%	356%

Net assets at end of year (in 000’s)	$1,022	$1,009		$90,681		$158,846	$71,036

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019		2018		2017		2016

Net asset value at beginning of year	$7.93	$7.55		$10.47		$9.73		$7.59

Net investment income (loss) (a)	0.04	0.01		(0.09)		(0.07)		(0.02)

Net realized and unrealized gain (loss) on investments	(1.09)	0.37		(2.83)		0.81		2.18

Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)		0.00

Total from investment operations	(1.05)	0.38		(2.92)		0.74		2.16

Less distributions:

From net investment income	(0.46)	—		—		—		(0.02)

Net asset value at end of year	$6.42	$7.93		$7.55		$10.47		$9.73

Total investment return (b)	(13.03%)	5.03	%(c)	(27.89	%)(c)	7.61	% (c)	28.48%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.62%	0.11%		(0.91%)		(0.74%)		(0.37%)

Net expenses (d)	1.52%	1.62%		1.46%		1.56%		1.64%

Expenses (before waiver/reimbursement) (d)	1.95%	1.62%		1.46%		1.56%		1.64%

Portfolio turnover rate	163%	119%		162%		116%		356%

Net assets at end of year (in 000’s)	$20,041	$22,798		$22,133		$32,457		$26,714

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP CBRE Global Infrastructure Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (formerly MainStay VP Cushing® Renaissance Advantage Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

18	MainStay VP CBRE Global Infrastructure Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

19

Notes to Financial Statements (continued)

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $721,335; the total market value of collateral held by the Portfolio was $756,685. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $363,803 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $392,882.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

20	MainStay VP CBRE Global Infrastructure Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Fund’s subadvisor changed effective February 28, 2020 due to the termination of Cushing® Asset Management, LP as the Portfolio’s subadvisor and the appointment of CBRE Clarion Securities LLC (“CBRE Clarion” or “Subadvisor) as the Portfolio’s subadvisor. CBRE Clarion, a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio’s average daily net assets.

Prior to February 28, 2020, the Portfolio paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. During the year ended December 31, 2020, the effective management fee rate was 0.89%.

Effective February 28, 2020, New York Life Investment has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying)

portfolio/fund fees and expenses) of Initial and Service Class shares do not exceed 0.95% and 1.20% of the Portfolio’s average daily net assets, respectively. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $193,106 and waived fees/reimbursed expenses in the amount of $92,151 and paid Cushing® Asset Management, LP and CBRE Clarion $19,681 and $30,797, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4,217	$12,451	$(16,365)	$—	$—	$303	$10	$—	303

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$20,266,794	$1,584,685	$(392,944)	$1,191,741

21

Notes to Financial Statements (continued)

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(39,116,556)	$—	$1,192,371	$(37,924,185)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$407,037	$(407,037)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of partnerships and a net operating losses.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $39,116,556, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$35,185	$3,932

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$1,857,902	$—	$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $37,912 and $33,768, respectively.

22	MainStay VP CBRE Global Infrastructure Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,086,806	$6,916,396
Shares issued to shareholders in reinvestment of distributions	85,297	524,797
Shares redeemed	(1,140,203)	(7,053,406)

Net increase (decrease)	31,900	$387,787

Year ended December 31, 2019:
Shares sold	319,036	$2,706,401
Shares redeemed	(12,113,453)	(102,131,699)

Net increase (decrease)	(11,794,417)	$(99,425,298)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	785,805	$4,865,797
Shares issued to shareholders in reinvestment of distributions	218,703	1,333,105
Shares redeemed	(754,887)	(4,784,240)

Net increase (decrease)	249,621	$1,414,662

Year ended December 31, 2019:
Shares sold	795,233	$6,513,779
Shares redeemed	(852,807)	(7,046,149)

Net increase (decrease)	(57,574)	$(532,370)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP CBRE Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP CBRE Global Infrastructure Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP CBRE Global Infrastructure Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP CBRE Global Infrastructure Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Clarion Securities LLC (“CBRE”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and CBRE personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Portfolio’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that CBRE provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience in serving as subadvisor to the Portfolio and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and CBRE to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to CBRE as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition,

26	MainStay VP CBRE Global Infrastructure Portfolio

the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Portfolio. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Portfolio.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay VP CBRE Global Infrastructure Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay VP CBRE Global Infrastructure Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP CBRE Global Infrastructure Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801638	MSVPCRA11-02/21 (NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

*	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	–0.38%	9.61%	8.13%	0.68%
Service Class Shares	2/17/2012	–0.63	9.34	7.86	0.93

Benchmark Performance	One Year	Five Years	Since Inception

MSCI USA IMI Utilities 25/50 Index[4]	–0.74%	11.43%	10.90%
Dow Jones Global Utilities Index[5]	3.80	9.89	7.47
Morningstar Utilities Category Average[6]	0.79	10.23	9.19

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The MSCI USA IMI Utilities 25/50 Index is the Portfolio’s primary benchmark. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-
weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

Prior to November 30, 2018, the Dow Jones Global Utilities Index was the Portfolio’s primary benchmark. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,157.80	$3.63	$1,021.77	$3.40	0.67%

Service Class Shares	$1,000.00	$1,156.40	$4.99	$1,020.51	$4.67	0.92%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Electric Utilities	63.8%

Multi-Utilities	20.5

Independent Power & Renewable Electricity Producers	13.2

Water Utilities	0.5

Short-Term Investment	1.8%

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	NextEra Energy, Inc.

2.	Southern Co.

3.	Edison International

4.	AES Corp.

5.	PG&E Corp.
6.	Sempra Energy

7.	FirstEnergy Corp.

8.	Exelon Corp.

9.	Dominion Energy, Inc.

10.	American Electric Power Co., Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.

How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned –0.38% for Initial Class shares and –0.63% for Service Class shares. Over the same period, both share classes outperformed the –0.74% return of the MSCI USA IMI Utilities 25/50 Index, which is the Portfolio’s primary benchmark, and underperformed the 3.80% return of the Dow Jones Global Utilities Index. For the 12 months ended December 31, 2020, both share classes underperformed the 0.79% return of the Morningstar Utilities Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed relative to the MSCI USA IMI Utilities 25/50 Index due to the positive effects of subsector allocation. Stock selection detracted slightly from the Portfolio’s relative performance.

Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from independent power producers & energy traders (IPPs) and multi-utilities holdings. (Contributions take weightings and total returns into account.) Conversely, the most significant detractor from relative performance was electric utilities, which is the largest subsector in both the benchmark and the Portfolio as of December 31, 2020. Water utilities was the second most significant detractor as of the same date.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were electric utility NextEra Energy and IPPs AES and Clearway Energy. NextEra is a best-in-class utility with a premier renewable business that operates wind and solar energy projects. NextEra’s leadership in renewables fueled returns in 2020. AES shares climbed higher during the reporting period as investors rewarded the company’s transformation initiatives—moving from a volatile, commodity-oriented company to one with a more predictable and stable growth profile. AES is also well positioned to benefit from the growth of renewable energy. Similarly, Clearway is a high-quality company that operates renewable energy projects across the United States.

The three most significant detractors from absolute performance during the reporting period were electric utility First Energy; diversified utility Sempra Energy; and regulated electric utility Edison International. First Energy shares underperformed due to a perceived increase in regulatory risk in Ohio. Holdings in Sempra Energy, a top performer in 2019, lagged largely due to the company’s exposure to liquified natural gas, where prices were volatile amid a broader oil and commodity price shock brought on by the global pandemic. Shares in Edison International underperformed the broader category primarily due to a difficult fire season throughout much of the company’s California location, although favorable new state legislation for dealing with fires passed in 2019.

Did the Portfolio make any significant purchases or sales during the reporting period?

Most notably, the Portfolio increased its position in NextEra Energy. Though the stock trades at a premium to the majority of its peers, in our opinion it is the best-in-class utility operator, and its renewables business and runway for growth warrant a premium valuation. The Portfolio also initiated a position in CenterPoint Energy during the reporting period. CenterPoint, a multi-utility, conducted an equity deal offering in which only a few institutional investors, including Fidelity and activist hedge fund Elliott Management, were able to participate. We believed the stock was trading at an extreme discount and that multiple expansion was likely.

The Portfolio exited its position in Clearway Energy. Clearway was an outperformer during the reporting period due largely to the company’s substantial renewables businesses. We sold the Portfolio’s position primarily due to the stock’s stretched valuation. The Portfolio also meaningfully reduced its stake in Dominion Energy. Shares of Dominion struggled in the second half of the year, particularly after the company announced they would be cutting their dividend for the first time in 16 years.

How did the Portfolio’s sector weightings change during the reporting period?

The biggest change in the Portfolio’s subsector positioning relative to the MSCI USA IMI Utilities 25/50 Index during the reporting period involved electric utilities. At the end of the prior reporting period, the Portfolio held approximately 500 basis points underweight exposure to electric utilities. (A basis point is one one-hundredth of a percentage point.) As of December 31, 2020, the Portfolio held modestly overweight exposure to electric utilities. The bulk of the change resulted from the Portfolio’s significantly increased exposure to NextEra Energy, which was the largest constituent in the Index. In order to fund the Portfolio’s increased electric utilities exposure, we decreased the

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Portfolio’s allocation to other subsectors, notably gas utilities and multi-utilities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio’s most overweight subsector positions relative to the MSCI USA IMI Utilities 25/50

Index included IPPs and electric utilities. Conversely, as of the same date, the Portfolio’s most significantly underweight exposures were the multi-utilities and water utilities subsector positions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 98.0%†
Electric Utilities 63.8%
American Electric Power Co., Inc.	625,548	$52,089,382
Duke Energy Corp.	535,945	49,071,124
Edison International	1,281,287	80,490,449
Entergy Corp.	214,498	21,415,480
Evergy, Inc.	683,721	37,953,353
Exelon Corp.	1,245,986	52,605,529
FirstEnergy Corp.	1,736,718	53,160,938
NextEra Energy, Inc.	1,834,732	141,549,574
NRG Energy, Inc.	730,595	27,433,842
PG&E Corp. (a)	5,385,064	67,097,898
Pinnacle West Capital Corp.	123,200	9,849,840
Portland General Electric Co.	60,359	2,581,554
PPL Corp.	684,643	19,306,933
Southern Co.	1,311,182	80,545,910

		695,151,806

Independent Power & Renewable Electricity Producers 13.2%
AES Corp.	2,887,579	67,858,107
Clearway Energy, Inc., Class C	726,551	23,198,773
NextEra Energy Partners, L.P.	265,017	17,769,390
Sunnova Energy International, Inc. (a)	320,113	14,446,700
Vistra Corp.	1,064,830	20,934,558

		144,207,528

Multi-Utilities 20.5%
CenterPoint Energy, Inc.	2,151,298	46,554,089
Dominion Energy, Inc.	697,543	52,455,233

	Shares	Value
Multi-Utilities (continued)
NiSource, Inc.	525,384	$12,052,309
Public Service Enterprise Group, Inc.	855,431	49,871,627
Sempra Energy	488,743	62,270,746

		223,204,004

Water Utilities 0.5%
Essential Utilities, Inc.	100,900	4,771,561

Total Common Stocks (Cost $935,528,793)		1,067,334,899

Short-Term Investment 1.8%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	19,834,401	19,834,401

Total Short-Term Investment (Cost $19,834,401)		19,834,401

Total Investments (Cost $955,363,194)	99.8%	1,087,169,300
Other Assets, Less Liabilities	0.2	2,299,639
Net Assets	100.0%	$1,089,468,939

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2020.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,067,334,899	$—	$—	$1,067,334,899
Short-Term Investment
Affiliated Investment Company	19,834,401	—	—	19,834,401

Total Investments in Securities	$1,087,169,300	$—	$—	$1,087,169,300

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $935,528,793)	$1,067,334,899
Investment in affiliated investment company, at value (identified cost $19,834,401)	19,834,401
Cash denominated in foreign currencies (identified cost $365,278)	395,154
Receivables:
Dividends	1,972,356
Investment securities sold	975,969
Portfolio shares sold	523,503

Total assets	1,091,036,282

Liabilities
Payables:
Portfolio shares redeemed	684,388
Manager (See Note 3)	578,233
NYLIFE Distributors (See Note 3)	199,291
Professional fees	48,603
Shareholder communication	47,317
Custodian	7,964
Trustees	1,306
Accrued expenses	241

Total liabilities	1,567,343

Net assets	$1,089,468,939

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$88,596
Additional paid-in capital	921,146,168

921,234,764
Total distributable earnings (loss)	168,234,175

Net assets	$1,089,468,939

Initial Class
Net assets applicable to outstanding shares	$135,813,777

Shares of beneficial interest outstanding	10,999,590

Net asset value per share outstanding	$12.35

Service Class
Net assets applicable to outstanding shares	$953,655,162

Shares of beneficial interest outstanding	77,595,989

Net asset value per share outstanding	$12.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated	$28,913,656
Dividends-affiliated	75,373
Other	42

Total income	28,989,071

Expenses
Manager (See Note 3)	6,781,698
Distribution/Service—Service Class (See Note 3)	2,408,785
Professional fees	140,065
Shareholder communication	98,500
Custodian	44,874
Trustees	21,243
Miscellaneous	52,587

Total expenses	9,547,752

Net investment income (loss)	19,441,319

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	23,723,928
Foreign currency transactions	1,920

Net realized gain (loss)	23,725,848

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(58,363,825)
Translation of other assets and liabilities in foreign currencies	57,639

Net change in unrealized appreciation (depreciation)	(58,306,186)

Net realized and unrealized gain (loss)	(34,580,338)

Net increase (decrease) in net assets resulting from operations	$(15,139,019)

12	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,441,319	$26,146,249
Net realized gain (loss)	23,725,848	58,177,918
Net change in unrealized appreciation (depreciation)	(58,306,186)	163,521,831

Net increase (decrease) in net assets resulting from operations	(15,139,019)	247,845,998

Distributions to shareholders:
Initial Class	(9,132,357)	(6,045,255)
Service Class	(76,778,772)	(68,833,295)

Total distributions to shareholders	(85,911,129)	(74,878,550)

Capital share transactions:
Net proceeds from sale of shares	93,346,304	38,010,038
Net asset value of shares issued to shareholders in reinvestment of distributions	85,911,129	74,878,550
Cost of shares redeemed	(207,898,643)	(215,374,278)

Increase (decrease) in net assets derived from capital share transactions	(28,641,210)	(102,485,690)

Net increase (decrease) in net assets	(129,691,358)	70,481,758

Net Assets
Beginning of year	1,219,160,297	1,148,678,539

End of year	$1,089,468,939	$1,219,160,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.49	$11.68	$11.75	$10.66	$10.15

Net investment income (loss) (a)	0.25	0.31	0.28	0.25	0.19

Net realized and unrealized gain (loss) on investments	(0.34)	2.39	(0.32)	1.49	0.88

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	0.14	(0.16)	0.08

Total from investment operations	(0.09)	2.70	0.10	1.58	1.15

Less distributions:

From net investment income	(0.33)	(0.34)	(0.15)	(0.49)	(0.34)

From net realized gain on investments	(0.72)	(0.55)	(0.02)	—	(0.30)

Total distributions	(1.05)	(0.89)	(0.17)	(0.49)	(0.64)

Net asset value at end of year	$12.35	$13.49	$11.68	$11.75	$10.66

Total investment return (b)	(0.38%)	23.26%	0.80%	14.72%	11.43%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.06%	2.41%	2.31%	2.11%	1.76	%(c)

Net expenses (d)	0.67%	0.68%	0.76%	0.76%	0.75	%(e)

Portfolio turnover rate	62%	47%	84%	30%	35%

Net assets at end of year (in 000’s)	$135,814	$97,503	$81,716	$83,261	$75,772

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$13.43	$11.63	$11.69	$10.62	$10.10

Net investment income (loss) (a)	0.22	0.28	0.25	0.22	0.16

Net realized and unrealized gain (loss) on investments	(0.35)	2.37	(0.32)	1.47	0.89

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	0.14	(0.16)	0.08

Total from investment operations	(0.13)	2.65	0.07	1.53	1.13

Less distributions:

From net investment income	(0.29)	(0.30)	(0.11)	(0.46)	(0.31)

From net realized gain on investments	(0.72)	(0.55)	(0.02)	—	(0.30)

Total distributions	(1.01)	(0.85)	(0.13)	(0.46)	(0.61)

Net asset value at end of year	$12.29	$13.43	$11.63	$11.69	$10.62

Total investment return (b)	(0.63%)	22.95%	0.55%	14.44%	11.15%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.80%	2.15%	2.08%	1.87%	1.52	%(c)

Net expenses (d)	0.92%	0.93%	1.01%	1.01%	1.00	%(e)

Portfolio turnover rate	62%	47%	84%	30%	35%

Net assets at end of year (in 000’s)	$953,655	$1,121,657	$1,066,963	$1,240,213	$1,160,397

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

14	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

15

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are consid-

17

Notes to Financial Statements (continued)

ered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the year ended December 31, 2020, the effective management fee rate was 0.64%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $6,781,698 and paid the Subadvisor in the amount of $2,679,514.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s admin-

istrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$51,568	$269,089	$(300,823)	$—	$—	$19,834	$75	$—	19,834

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$985,311,119	$119,406,575	$(17,548,394)	$101,858,181

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$21,124,971	$45,203,328	$—	$101,905,876	$168,234,175

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$33,504,758	$52,406,371	$26,816,286	$48,062,264

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

19

Notes to Financial Statements (continued)

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $648,480 and $706,935, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2020, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$2,417	$46,572	$2,917

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	3,663,908	$43,908,398
Shares issued to shareholders in reinvestment of distributions	771,028	9,132,357
Shares redeemed	(661,711)	(7,926,284)

Net increase (decrease)	3,773,225	$45,114,471

Year ended December 31, 2019:
Shares sold	250,314	$3,268,910
Shares issued to shareholders in reinvestment of distributions	455,955	6,045,255
Shares redeemed	(475,971)	(6,266,090)

Net increase (decrease)	230,298	$3,048,075

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,130,475	$49,437,906
Shares issued to shareholders in reinvestment of distributions	6,508,661	76,778,772
Shares redeemed	(16,563,106)	(199,972,359)

Net increase (decrease)	(5,923,970)	$(73,755,681)

Year ended December 31, 2019:
Shares sold	2,653,770	$34,741,128
Shares issued to shareholders in reinvestment of distributions	5,212,768	68,833,295
Shares redeemed	(16,107,348)	(209,108,188)

Net increase (decrease)	(8,240,810)	$(105,533,765)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AM® Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AM Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and FIAM LLC (“FIAM”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and FIAM in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or FIAM that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and FIAM in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and FIAM personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and FIAM; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and FIAM; (iii) the costs of the services provided, and profits realized, by New York Life Investments and FIAM from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FIAM. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and FIAM resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and FIAM

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of FIAM, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of FIAM and ongoing analysis of, and interactions with, FIAM with respect to, among other things, the Portfolio’s investment performance and risks as well as FIAM’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that FIAM provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated FIAM’s experience in serving as subadvisor to the Portfolio and advising other portfolios and FIAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at FIAM and New York Life Investments’ and FIAM’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and FIAM and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed FIAM’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and FIAM to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to FIAM as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or FIAM had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and FIAM regarding the Portfolio’s investment performance.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and FIAM

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio. The Board considered that FIAM’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of FIAM’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and FIAM and profits realized by New York Life Investments and its affiliates and FIAM, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and FIAM and acknowledged that New York Life Investments and FIAM must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FIAM to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay

Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between FIAM and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to FIAM, the Board considered that any profits realized by FIAM due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and FIAM, acknowledging that any such profits are based on the subadvisory fee paid to FIAM by New York Life Investments, not the Portfolio.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to FIAM is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and FIAM on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Fidelity Institutional AM® Utilities Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

29

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Fidelity Institutional AM® Utilities Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803629	MSVPMFS11-02/21 (NYLIAC) NI526

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	25.71%	12.77%	2.89%	1.17%

Service Class Shares	2/17/2012	25.40	12.49	2.63	1.42

Benchmark Performance	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[4]	18.31%	12.81%	4.74%
Morningstar Diversified Emerging Markets Category Average[5]	17.15	11.23	4.34

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging
Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,338.10	$6.82	$1,019.30	$5.89	1.16%

Service Class Shares	$1,000.00	$1,336.50	$8.28	$1,018.05	$7.15	1.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2020 (Unaudited)

China	39.4%

Republic of Korea	14.5

Taiwan	11.7

India	9.4

Brazil	6.2

United States	3.4

South Africa	3.3

Russia	3.0

Hong Kong	1.5

Mexico	1.3

Thailand	1.3

Malaysia	1.2

Indonesia	0.8

Poland	0.8

Peru	0.6%

Turkey	0.6

Chile	0.4

Argentina	0.2

Germany	0.1

Philippines	0.1

Singapore	0.1

Colombia	0.0	‡

Greece	0.0	‡

Spain	0.0	‡

Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Samsung Electronics Co., Ltd.

3.	Tencent Holdings, Ltd.

4.	Alibaba Group Holding, Ltd., Sponsored ADR

5.	Meituan, Class B
6.	China Construction Bank Corp.

7.	Naspers, Ltd.

8.	JD.com, Inc., ADR

9.	Xtrackers Harvest CSI 300 China A-Shares ETF

10.	Reliance Industries, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and portfolio managers Jan Boudewijns, Philip Screve and Lamine Saidi of Candriam Belgium S.A. (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Emerging Markets Equity Portfolio returned 25.71% for Initial Class shares and 25.40% for Service Class shares. Over the same period, both share classes outperformed the 18.31% return of the MSCI Emerging Markets Index, which is the Portfolio’s benchmark, and the 17.15% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam strongly outperformed the MSCI Emerging Markets Index during the reporting period, largely due to our investment process, which focuses on the bottom-up selection of reasonably priced stocks of quality companies delivering strong and sustainable profitability. During the reporting period, our process resulted in a structural tilt toward quality and growth stocks in the Portfolio.

Despite the difficult and volatile environment that prevailed in the shadow of the global coronavirus pandemic, the portion of the Portfolio subadvised by Candriam bolstered relative performance throughout the year. Several factors enhanced the Portfolio’s outperformance, prominent among them overweight exposure to China and overweight exposure to technology stocks. Another factor supporting the Portfolio’s strong relative performance was its timely shift toward investment areas less sensitive to—or even benefiting from—the quickly developing pandemic, such as e-commerce and fintech, and to the industrials and materials sectors that were supported by increased infrastructure spending. Unprecedented monetary stimulus also buoyed the Portfolio’s investments in a number of precious metals miners. Toward the end of the year, we added exposure to traditional financials in a further effort to increase the cyclical sensitivity of the Portfolio.

It is worth noting that while allocation played a contributing role in the relatively strong performance of the portion of the Portfolio subadvised by Candriam, our bottom-up driven approach and stock selection process were the primary drivers of outperformance during the reporting period.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields underperformed the MSCI Emerging Markets Index during the reporting period, primarily due to disappointing stock selection. Stock selection weakness was largely attributable to adverse selection in the health care, consumer discretionary and financials sectors. Stock selection strength was most evident in the communication services, utilities and information technology sectors. From the perspective of model efficacy, our valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, were not rewarded in the prevailing market environment. Conversely, momentum and sentiment signals proved efficacious during the reporting period yielding positive performance. However, from the perspective of quantitative investing, the market was primarily driven, during the reporting period, by a narrow group of macro factors amid the spreading coronavirus outbreak. This market environment resulted in a significant increase of correlations among stocks and very little room for bottom-up stock selections based on the fundamentals.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, the consumer discretionary, industrials and information technology sectors made the strongest positive sector contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period. (Contributions take weightings and total returns into account.) During the same period, the real estate, energy and utilities sectors made the weakest contributions to relative performance, with all three sectors posting negative total returns.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period included communication services, information technology and utilities. During the same period, the sectors that detracted the most from relative performance were consumer discretionary, health care and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the Candriam portion of the Portfolio, the strongest positive contributions to absolute performance came from semiconductor foundry Taiwan Semiconductor Manufacturing Company (“TSMC”); Chinese Internet and telecommunication services provider Tencent; and Chinese e-commerce company JD.com. TSMC rose on strong semiconductor demand and the company’s leading-edge execution. Both Tencent and JD.com benefited from the need for increased social distancing during the pandemic, with online gaming and e-commerce in strong demand.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Emerging Markets Equity Portfolio

During the reporting period, the most substantial detractor from absolute performance in the Candriam portion of the Portfolio was Brazilian oil and gas producer Petroleo Brasileiro, which fell victim to lower oil prices and a weak Brazilian market at the start of the pandemic. Other detractors included Indian financial company Bajaj Finance and Chinese coffeehouse chain Luckin Coffee. Bajaj Finance shares declined in the face of growing asset-quality fears in a hard-hit Indian market. Luckin Coffee dropped sharply on fraud allegations concerning large, fabricated transactions. The Portfolio’s positions in Petroleo Brasileiro and Bajaj Finance were reduced. The position in Luckin Coffee was sold off completely. All three positions posted negative total returns over the reporting period.

MacKay Shields

The stocks that made the most substantial positive contributions to the absolute performance of the MacKay Shields portion of the Portfolio during the reporting period included TSMC and Tencent, both mentioned above, and China-based e-commerce company Alibaba Group. Over the same period, the stocks that detracted the most from absolute performance were reinsurer IRB Brasil Resseguros; managed health care provider Notre Dame Intermedica Participacoes; and automotive retailer Petrobras Distribuidora, all based in Brazil.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

The most significant purchases in the Candriam portion of the Portfolio during the reporting period included shares of Brazilian bank Banco Santander; Indian financial services groups ICICI Bank and HDFC Bank; and Indian iron and steel manufacturer JSW Steel. ICICI Bank and HDFC Bank are two of India’s highest-quality financial institutions, while Banco Santander has a strong balance sheet and high profitability. JSW Steel has been among India’s fastest-growing steel companies. The stocks were added to the Portfolio following the pandemic-related market sell-off and benefited from the gradual reopening of the economy.

During the reporting period, significant sales in the Candriam portion of the Portfolio included partial positions in Alibaba, Tencent and TSMC. All three positions were trimmed out of risk concentration considerations following strong outperformance. As of December 31, 2020, the position in Alibaba was divided between U.S.-listed ADRs (American Depository Receipts) and Hong Kong-listed stock.

MacKay Shields

The most substantial position initiated in the MacKay Shields portion of the Portfolio during the reporting period was in

Chinese e-commerce services Meituan, while the largest increased position size was in TSMC. During the same period, the most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in Hong Kong-based oil & gas exploration & production company CNOOC Limited, while the most significantly decreased position size was in China-based insurer and financial services company Ping An Insurance.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increases relative to the MSCI Emerging Markets Index in the financials and industrials sectors, with a smaller increase in relative weighting in the materials sector. During the same period, the Portfolio saw large decreases in its sector weightings relative to the benchmark in communication services, with smaller weighting reductions in consumer staples and energy.

MacKay Shields

In the MacKay Shields portion of the Portfolio, the most substantial increases in sector weightings relative to the MSCI Emerging Markets Index during the reporting period were in materials and communication services. Conversely, the Portfolio saw its most substantial decreases in sector weightings relative to the Index in industrials and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of December 31, 2020, the sectors that were most substantially overweight relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were financials, materials and information technology. As of the same date, the sectors that were most substantially underweight relative to the Index were communication services, consumer staples and, to a lesser extent, utilities.

MacKay Shields

As of December 31, 2020, the sectors in the MacKay Shields portion of the Portfolio that were most substantially overweight relative to the MSCI Emerging Markets Index were information technology and materials. As of the same date, the sectors that were most substantially underweight relative to the Index were consumer staples and communication services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Common Stocks 94.7%†
Argentina 0.2%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	570	$954,875

Brazil 5.4%
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	88,000	1,050,064
Banco BTG Pactual S.A. (Capital Markets)	135,600	2,453,967
Banco do Brasil S.A. (Banks)	67,200	501,975
Banco Inter S.A. (Banks)	48,000	909,784
Banco Santander Brasil S.A. (Banks)	372,700	3,216,692
C&A Modas, Ltda. (Specialty Retail)	46,300	114,899
Centrais Eletricas Brasileiras S.A. (Electric Utilities)	54,500	384,759
Cia Siderurgica Nacional S.A. (Metals & Mining)	134,100	822,280
Cosan S.A. (Oil, Gas & Consumable Fuels)	106,000	1,545,451
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	92,600	525,557
Enauta Participacoes S.A. (Oil, Gas & Consumable Fuels)	137,500	313,691
Equatorial Energia S.A. (Electric Utilities)	122,000	543,976
Localiza Rent a Car S.A. (Road & Rail)	88,000	1,168,149
Magazine Luiza S.A. (Multiline Retail)	28,400	136,418
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	67,000	1,010,508
Pagseguro Digital, Ltd., Class A (IT Services) (a)	16,000	910,080
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	138,100	767,045
Sao Martinho S.A. (Food Products)	85,700	451,417
SLC Agricola S.A. (Food Products)	100,000	528,474
Smiles Fidelidade S.A. (Media)	117,000	528,214
Vale S.A. (Metals & Mining)	77,575	1,306,059
WEG S.A. (Electrical Equipment)	89,800	1,309,432

		20,498,891

Chile 0.4%
CAP S.A. (Metals & Mining)	22,731	305,373
Engie Energia Chile S.A. (Electric Utilities)	76,517	93,694
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals)	24,000	1,178,160

		1,577,227

China 39.4%
21Vianet Group, Inc., ADR (IT Services) (a)	13,200	457,908
360 DigiTech, Inc., ADR (Consumer Finance) (a)	32,200	379,638
Agricultural Bank of China, Ltd., Class H (Banks)	1,762,000	645,484
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	107,000	1,225,302
Air China, Ltd., Class H (Airlines)	1,160,000	912,744
Alibaba Group Holding, Ltd. (Internet & Direct Marketing Retail) (a)	83,000	2,490,284

	Shares	Value
China (continued)
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	58,619	$13,642,400
Alibaba Health Information Technology, Ltd. (Health Care Technology) (a)	252,000	744,384
Asia Cement China Holdings Corp. (Construction Materials)	15,500	14,136
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	19,500	4,216,680
Bank of China, Ltd., Class H (Banks)	4,069,000	1,390,896
Bank of Ningbo Co., Ltd., Class A (Banks)	265,916	1,436,966
Bilibili, Inc., Sponsored ADR (Entertainment) (a)(b)	16,800	1,440,096
Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,142,000	1,039,996
BYD Co., Ltd., Class H (Automobiles)	21,500	563,538
CanSino Biologics, Inc., Class H (Pharmaceuticals) (a)(b) (c)	20,000	455,340
China Construction Bank Corp., Class H (Banks)	7,634,000	5,800,006
China Construction Bank Corp., Class A (Banks)	47,721	45,825
China Galaxy Securities Co., Ltd., Class H (Capital Markets)	1,700,500	1,066,041
China Hongqiao Group, Ltd. (Metals & Mining)	65,000	59,530
China Lesso Group Holdings, Ltd. (Building Products)	138,000	216,102
China Life Insurance Co., Ltd., Class H (Insurance)	751,000	1,656,521
China Lumena New Materials Corp. (Chemicals) (a)(d) (e)(f)	6,500	0
China Medical System Holdings, Ltd. (Pharmaceuticals)	194,000	216,711
China Mengniu Dairy Co., Ltd. (Food Products) (a)	186,000	1,122,845
China Merchants Bank Co., Ltd., Class H (Banks)	426,000	2,692,568
China National Building Material Co., Ltd., Class H (Construction Materials)	1,790,000	2,151,939
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	215,800	844,834
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,500,000	671,401
China Reinsurance Group Corp., Class H (Insurance)	1,739,000	179,453
China Tourism Group Duty Free Corp., Ltd., Class A (Specialty Retail)	26,000	1,122,924
China Unicom Hong Kong, Ltd. (Diversified Telecommunication Services)	1,196,000	686,518
Chinasoft International, Ltd. (IT Services) (a)	106,000	118,272
Chlitina Holding, Ltd. (Personal Products)	70,000	493,274

10	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Chongqing Rural Commercial Bank Co., Ltd., Class H (Banks)	729,000	$297,150
Chongqing Zhifei Biological Products Co., Ltd., Class A (Biotechnology)	21,992	497,391
CIFI Holdings Group Co., Ltd. (Real Estate Management & Development)	908,342	769,796
Consun Pharmaceutical Group, Ltd. (Pharmaceuticals)	147,000	57,833
Contemporary Amperex Technology Co., Ltd., Class A (Electrical Equipment)	29,006	1,557,279
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	140,000	947,184
Daqo New Energy Corp., ADR (Semiconductors & Semiconductor Equipment) (a)	7,774	445,917
East Money Information Co., Ltd., Class A (Capital Markets)	218,182	1,034,228
ENN Energy Holdings, Ltd. (Gas Utilities)	78,000	1,144,980
Far East Horizon, Ltd. (Diversified Financial Services)	954,000	983,232
FinVolution Group, ADR (Consumer Finance)	80,700	215,469
Focus Media Information Technology Co., Ltd., Class A (Media)	359,991	543,306
Geely Automobile Holdings, Ltd. (Automobiles)	605,000	2,068,056
Genertec Universal Medical Group Co., Ltd. (Health Care Providers & Services) (c)	171,500	128,087
Great Wall Motor Co., Ltd., Class H (Automobiles)	153,500	526,685
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	39,919	986,469
Hengli Petrochemical Co., Ltd., Class A (Chemicals)	330,000	1,411,373
Huaneng Power International, Inc., Class H (Independent Power & Renewable Electricity Producers)	1,136,000	414,692
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	1,303,000	845,422
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Products)	40,000	271,384
JD.com, Inc, Class A (Internet & Direct Marketing Retail) (a)	12,000	529,381
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	62,252	5,471,951
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., Class A (Health Care Equipment & Supplies)	80,800	348,538
JinkoSolar Holding Co., Ltd., ADR (Semiconductors & Semiconductor Equipment) (a)(b)	2,400	148,488
KE Holdings, Inc., ADR (Media) (a)	4,700	289,238

	Shares	Value
China (continued)
Kingdee International Software Group Co., Ltd. (Software) (a)	76,000	$309,786
Kweichow Moutai Co., Ltd., Class A (Beverages)	2,720	830,998
Legend Holdings Corp., Class H (Technology Hardware, Storage & Peripherals) (b)(c)	130,500	171,364
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	700,000	660,952
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	198,000	1,361,299
Livzon Pharmaceutical Group, Inc., Class A (Pharmaceuticals)	111,799	692,354
Longfor Group Holdings, Ltd. (Real Estate Management & Development) (c)	244,000	1,428,916
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	133,807	1,148,238
Meituan, Class B (Internet & Direct Marketing Retail) (a)	188,916	7,178,977
MMG, Ltd. (Metals & Mining) (a)	2,840,000	1,234,552
NetEase, Inc., ADR (Entertainment)	4,600	440,542
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	7,800	1,449,318
NIO, Inc., ADR (Automobiles) (a)	40,300	1,964,222
Offcn Education Technology Co., Ltd., Class A (Diversified Consumer Services)	177,926	955,769
Pharmaron Beijing Co., Ltd., Class H (Life Sciences Tools & Services) (c)	44,600	753,646
PICC Property & Casualty Co., Ltd., Class H (Insurance)	514,000	389,190
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	25,714	4,568,606
Ping An Bank Co., Ltd., Class A (Banks)	299,997	887,174
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	288,500	3,535,334
Powerlong Real Estate Holdings, Ltd. (Real Estate)	714,000	492,735
Sany Heavy Industry Co., Ltd., Class A (Machinery)	309,906	1,657,621
Seazen Group, Ltd. (Real Estate Management & Development) (a)	1,034,000	860,283
Seazen Holdings Co., Ltd., Class A (Real Estate)	17,217	91,695
Shandong Linglong Tyre Co., Ltd., Class A (Auto Components)	204,000	1,097,079
Shanghai Baosight Software Co., Ltd., Class A (Software)	2,400	25,315
Shenzhen Inovance Technology Co., Ltd., Class A (Machinery)	121,000	1,726,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Supplies)	15,000	$977,094
Shimao Group Holdings, Ltd. (Real Estate)	568,000	1,809,698
Silergy Corp. (Semiconductors & Semiconductor Equipment)	12,000	1,029,255
Sinopharm Group Co., Ltd., Class H (Health Care Providers & Services)	244,400	594,571
Sinotruk Hong Kong, Ltd. (Machinery)	250,000	638,508
TAL Education Group, ADR (Diversified Consumer Services) (a)	8,800	629,288
TCL Electronics Holdings, Ltd. (Household Durables)	379,000	284,038
Tencent Holdings, Ltd. (Interactive Media & Services)	231,500	16,841,901
Tianneng Power International, Ltd. (Auto Components) (b)	210,000	506,550
TravelSky Technology, Ltd., Class H (IT Services)	300,000	723,642
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (a)	67,900	1,908,669
Weichai Power Co., Ltd., Class H (Machinery)	100,000	200,711
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	1,500	331
WuXi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(c)	182,500	2,420,009
Wuxi Lead Intelligent Equipment Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	69,996	898,952
Xiaomi Corp., Class B (Technology Hardware, Storage & Peripherals) (a)(c)	771,200	3,302,678
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	928,000	2,424,008
Yantai Jereh Oilfield Services Group Co., Ltd., Class A (Energy Equipment & Services)	169,943	909,509
Yanzhou Coal Mining Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	1,102,000	881,321
Yihai International Holding, Ltd. (Food Products) (a)	49,000	726,867
Yonyou Network Technology Co., Ltd., Class A (Software)	100,215	672,258
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	2,880,000	579,533
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	8,900	508,101
Zhejiang Dingli Machinery Co., Ltd., Class A (Machinery)	44,994	696,190
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	132,000	940,735

		149,150,712

	Shares	Value
Colombia 0.0%‡
Corp. Financiera Colombiana S.A. (Diversified Financial Services) (a)	9,604	$91,105
Grupo Energia Bogota S.A. ESP (Gas Utilities)	18,055	14,009

		105,114

Germany 0.1%
CIMC Vehicles Group Co., Ltd., Class H (Machinery) (c)	24,500	22,786
Laurus Labs, Ltd. (Pharmaceuticals) (c)	37,339	180,569

		203,355

Greece 0.0%‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(d)(e)(f)	19,000	55,707

Hong Kong 1.5%
AIA Group, Ltd. (Insurance)	60,000	735,251
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(d) (e)(f)	75,000	0
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	15,000	822,321
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	633,500	1,034,526
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	860,000	1,220,259
PAX Global Technology, Ltd. (Electronic Equipment, Instruments & Components)	226,000	200,566
Techtronic Industries Co., Ltd. (Machinery)	22,000	313,862
Xinyi Glass Holdings, Ltd. (Building Products)	420,000	1,172,920

		5,499,705

India 9.4%
Aarti Drugs, Ltd. (Pharmaceuticals)	35,676	344,712
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	76,289	501,946
Ambuja Cements, Ltd. (Construction Materials)	56,213	191,255
Asian Paints, Ltd. (Chemicals)	41,566	1,570,398
Bajaj Auto, Ltd. (Automobiles)	1,973	92,753
Bajaj Finance, Ltd. (Consumer Finance)	27,000	1,953,844
Balkrishna Industries, Ltd. (Auto Components)	1,942	43,833
Bandhan Bank, Ltd. (Banks) (a)(c)	16,804	92,440
BASF India, Ltd. (Chemicals)	1,316	29,250
Biocon, Ltd. (Biotechnology) (a)	94,000	598,214
Birla Corp., Ltd. (Construction Materials)	26,795	264,035
Cipla, Ltd. (Pharmaceuticals)	8,099	90,769
Colgate-Palmolive India, Ltd. (Personal Products)	2,733	58,541
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	24,852	1,305,396
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	2,598	185,390
GAIL India, Ltd. (Gas Utilities)	35,476	59,889

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
India (continued)
Havells India, Ltd. (Electrical Equipment)	4,892	$61,368
HCL Technologies, Ltd. (IT Services)	25,301	327,709
HDFC Bank, Ltd. (Banks) (a)	118,000	2,323,018
Hero MotoCorp, Ltd. (Automobiles)	25,344	1,077,425
Hindalco Industries, Ltd. (Metals & Mining)	166,032	543,537
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	15,310	46,034
Hindustan Unilever, Ltd. (Household Products)	4,635	151,862
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	24,737	863,286
ICICI Bank, Ltd. (Banks) (a)	407,931	2,981,286
ICICI Lombard General Insurance Co., Ltd. (Insurance) (a)(c)	33,000	688,114
Info Edge India, Ltd. (Interactive Media & Services)	19,000	1,245,301
Infosys, Ltd. (IT Services)	204,080	3,501,068
Ipca Laboratories, Ltd. (Pharmaceuticals)	1,551	46,593
ITC, Ltd. (Tobacco)	20,887	59,773
JSW Steel, Ltd. (Metals & Mining)	392,889	2,075,549
Jubilant Foodworks, Ltd. (Hotels, Restaurants & Leisure)	23,000	879,803
Larsen & Toubro Infotech, Ltd. (IT Services) (c)	1,169	58,506
Mahindra & Mahindra, Ltd. (Automobiles)	18,042	178,043
Motherson Sumi Systems, Ltd. (Auto Components)	28,201	63,683
Muthoot Finance, Ltd. (Consumer Finance)	3,920	64,754
NMDC, Ltd. (Metals & Mining)	216,327	337,662
NTPC, Ltd. (Independent Power & Renewable Electricity Producers)	99,413	135,308
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	58,348	74,345
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	16,745	56,743
PI Industries, Ltd. (Chemicals)	1,863	55,940
Power Grid Corp. of India, Ltd. (Electric Utilities)	42,697	110,150
REC, Ltd. (Diversified Financial Services)	251,578	462,407
Redington India, Ltd. (Electronic Equipment, Instruments & Components)	28,298	51,199
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	192,274	5,215,022
State Bank of India (Banks) (a)	343,850	1,291,305
Tata Consultancy Services, Ltd. (IT Services)	20,884	818,854
Tata Consumer Products, Ltd. (Food Products)	128,000	1,034,441
Tata Steel, Ltd. (Metals & Mining)	39,096	343,807
Tech Mahindra, Ltd. (IT Services)	14,024	186,942
UltraTech Cement, Ltd. (Construction Materials)	2,707	195,576
UPL, Ltd. (Chemicals)	11,088	70,822
Vedanta, Ltd. (Metals & Mining)	233,349	513,692

		35,573,592

	Shares	Value
Indonesia 0.8%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	3,403,000	$346,355
PT Bank Central Asia Tbk (Banks)	720,000	1,734,662
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	831,300	616,819
PT Indofood Sukses Makmur Tbk (Food Products)	762,900	371,948

		3,069,784

Malaysia 1.2%
AMMB Holdings BHD (Banks)	289,400	262,600
CIMB Group Holdings BHD (Banks)	554,100	592,326
Comfort Glove BHD (Chemicals)	387,600	288,110
Dialog Group BHD (Energy Equipment & Services)	260,600	223,510
Hartalega Holdings BHD (Health Care Equipment & Supplies)	121,600	366,992
Hong Leong Financial Group BHD (Banks)	5,400	24,245
Kossan Rubber Industries (Health Care Equipment & Supplies)	245,300	274,419
Lotte Chemical Titan Holding BHD (Chemicals) (c)	527,600	363,319
Malayan Banking BHD (Banks)	164,300	345,551
Malaysian Pacific Industries BHD (Semiconductors & Semiconductor Equipment)	25,300	163,278
Public Bank BHD (Banks)	143,000	732,331
Sime Darby BHD (Industrial Conglomerates)	352,200	202,258
Supermax Corp. BHD (Health Care Equipment & Supplies) (a)	196,135	293,044
Top Glove Corp. BHD (Health Care Equipment & Supplies)	257,900	392,380

		4,524,363

Mexico 1.3%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure) (b)	13,300	16,375
Alpek S.A.B. de C.V. (Chemicals)	530,400	459,247
Alsea S.A.B. de C.V. (Hotels, Restaurants & Leisure) (a)(b)	600,000	778,210
Becle S.A.B. de C.V. (Beverages)	317,800	800,110
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks) (a)	236,000	1,300,405
La Comer S.A.B de C.V. (Food & Staples Retailing)	91,400	208,296
Macquarie Mexico Real Estate Management S.A. de C.V. (Equity Real Estate Investment Trusts) (c)	220,700	311,650
Ternium S.A., Sponsored ADR (Metals & Mining) (a)	33,000	959,640

		4,833,933

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Peru 0.6%
Southern Copper Corp. (Metals & Mining)	34,200	$2,227,104

Philippines 0.1%
PLDT, Inc. (Wireless Telecommunication Services)	13,590	379,202

Poland 0.8%
Asseco Poland S.A. (Software)	29,206	532,411
Cyfrowy Polsat S.A. (Media)	77,775	630,411
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	18,922	1,465,864
Enea S.A. (Electric Utilities) (a)	12,545	21,945
PlayWay S.A. (Entertainment)	473	80,148
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	261,668	388,191
Warsaw Stock Exchange (Capital Markets)	5,254	64,274

		3,183,244

Republic of Korea 13.1%
Celltrion, Inc. (Biotechnology) (a)	1,673	552,892
Daelim Industrial Co., Ltd. (Construction & Engineering) (d)(e)(f)	10,878	831,146
Hana Financial Group, Inc. (Banks)	19,812	629,213
Hankook Technology Group Co., Ltd. (Auto Components)	5,522	74,471
Hankook Tire & Technology Co., Ltd. (Auto Components)	23,862	865,473
Hanwha Corp. (Industrial Conglomerates)	31,335	816,331
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	60,000	1,256,559
Hyundai Mobis Co., Ltd. (Auto Components)	5,900	1,387,692
Kakao Corp. (Interactive Media & Services)	3,040	1,090,012
KB Financial Group, Inc. (Banks)	87,643	3,501,525
Kia Motors Corp. (Automobiles)	60,364	3,467,471
KIWOOM Securities Co., Ltd. (Capital Markets)	11,600	1,350,824
KT Skylife Co., Ltd. (Media)	50,610	410,452
Kumho Petrochemical Co., Ltd. (Chemicals)	7,951	1,061,304
LG Chem, Ltd. (Chemicals)	2,520	1,911,516
LOTTE Himart Co., Ltd. (Specialty Retail)	8,234	236,113
Meritz Securities Co., Ltd. (Capital Markets)	124,746	420,873
NAVER Corp. (Interactive Media & Services)	3,451	929,225
NCSoft Corp. (Entertainment)	740	634,208
NH Investment & Securities Co., Ltd., Class C (Capital Markets)	43,526	452,770
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(c)	110	83,642
Samsung C&T Corp. (Industrial Conglomerates)	7,800	990,886
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,400	1,212,556

	Shares	Value
Republic of Korea (continued)
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	222,452	$16,587,142
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	4,298	2,484,713
Seegene, Inc. (Biotechnology)	6,276	1,115,040
Shinhan Financial Group Co., Ltd. (Banks)	16,335	481,945
SK Gas, Ltd. (Oil, Gas & Consumable Fuels)	3,676	353,624
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	36,745	4,008,361
Tongyang Life Insurance Co., Ltd. (Insurance)	6,592	21,360
Woori Financial Group, Inc. (Banks)	58,463	523,654

		49,742,993

Russia 3.0%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	366,701	2,053,526
MMC Norilsk Nickel PJSC (Metals & Mining)	3,500	1,124,127
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	24,567	773,369
PhosAgro PJSC, GDR (Chemicals)	33,074	451,129
Polymetal International PLC (Metals & Mining)	55,203	1,271,632
Sberbank of Russia PJSC, Sponsored ADR (Banks)	147,992	2,145,884
Severstal PAO, Registered, GDR (Metals & Mining)	5,005	87,938
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	10,481	48,737
Tatneft PJSC (Oil, Gas & Consumable Fuels)	75,694	526,353
TCS Group Holding PLC, Registered, GDR (Banks)	45,000	1,480,500
Yandex N.V., Class A (Interactive Media & Services) (a)	18,000	1,252,440

		11,215,635

Singapore 0.1%
China Yuchai International, Ltd. (Machinery)	7,300	119,282
IGG, Inc. (Entertainment)	117,000	122,547

		241,829

South Africa 3.4%
Absa Group, Ltd. (Banks)	97,919	798,678
AECI, Ltd. (Chemicals)	16,799	99,457
AngloGold Ashanti, Ltd. (Metals & Mining)	12,899	300,658
DataTec, Ltd. (Electronic Equipment, Instruments & Components) (a)	71,321	119,152
DRDGOLD, Ltd. (Metals & Mining)	279,180	341,400
Gold Fields, Ltd. (Metals & Mining)	28,502	266,827
Harmony Gold Mining Co., Ltd. (Metals & Mining) (a)	29,617	144,306
Impala Platinum Holdings, Ltd. (Metals & Mining)	158,659	2,179,874
Imperial Logistics, Ltd. (Air Freight & Logistics)	19,761	50,226
JSE, Ltd. (Capital Markets)	15,751	120,584

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Kumba Iron Ore, Ltd. (Metals & Mining)	28,000	$1,186,708
Motus Holdings, Ltd. (Specialty Retail)	30,871	117,644
MTN Group, Ltd. (Wireless Telecommunication Services) (b)	194,958	798,538
Naspers, Ltd. (Internet & Direct Marketing Retail)	28,160	5,785,974
Nedbank Group, Ltd. (Banks)	3,987	35,130
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (a)	18,098	80,520
Sibanye Stillwater, Ltd. (Metals & Mining)	116,756	476,717
Vodacom Group, Ltd. (Wireless Telecommunication Services)	17,085	144,621

		13,047,014

Spain 0.0%‡
Banco Santander S.A. (Banks) (a)	14,791	43,676

Taiwan 11.7%
Accton Technology Corp. (Communications Equipment)	100,000	1,124,635
Airtac International Group (Machinery)	88,000	2,818,706
Alchip Technologies, Ltd. (Semiconductors & Semiconductor Equipment)	40,000	884,049
Asia Cement Corp. (Construction Materials)	250,000	384,369
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,000	305,182
Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	141,000	1,257,047
Cathay Financial Holding Co., Ltd. (Insurance)	500,000	751,833
Chailease Holding Co., Ltd. (Diversified Financial Services)	400,000	2,391,629
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	178,000	1,666,097
Fubon Financial Holding Co., Ltd. (Insurance)	186,000	309,470
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	38,000	957,506
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	86,001	2,286,382
Nantex Industry Co., Ltd. (Chemicals)	42,000	91,330
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	103,000	1,352,659
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	511,000	1,223,941
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	72,000	1,000,641
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	204,000	506,043
Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	490,000	819,631

	Shares	Value
Taiwan (continued)
TaiDoc Technology Corp. (Health Care Equipment & Supplies)	79,000	$510,303
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,136,000	21,427,860
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	615,000	1,032,004
Wistron Corp. (Technology Hardware, Storage & Peripherals)	760,000	838,494
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	9,000	225,496

		44,165,307

Thailand 1.3%
Bangkok Bank PCL, NVDR (Banks)	124,100	490,850
Charoen Pokphand Foods PCL, NVDR (Food Products)	979,000	874,107
Kasikornbank PCL, NVDR (Banks)	84,800	319,840
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	342,100	1,121,873
Siam Cement PCL, NVDR (Construction Materials)	51,300	647,243
Siam Commercial Bank PCL, NVDR (Banks)	41,600	121,495
Srisawad Corp. PCL, NVDR (Consumer Finance)	600,000	1,316,756

		4,892,164

Turkey 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Beverages)	122,264	381,283
Coca-Cola Icecek A/S (Beverages) (a)	32,769	290,085
Haci Omer Sabanci Holding A/S (Diversified Financial Services)	213,416	329,039
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	118,162	539,224
Yapi ve Kredi Bankasi A.S. (Banks) (a)	1,500,000	621,553

		2,161,184

United States 0.3%
EPAM Systems, Inc. (IT Services) (a)	2,000	716,700
Trip.com Group, Ltd., ADR (Internet & Direct Marketing Retail) (a)	11,200	377,776

		1,094,476

Total Common Stocks (Cost $264,416,883)		358,441,086

Exchange-Traded Funds 1.9%
United States 1.9%
iShares MSCI Saudi Arabia ETF (Capital Markets) (b)	59,696	1,857,142

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Exchange-Traded Funds (continued)
United States (continued)
Xtrackers Harvest CSI 300 China A-Shares ETF (Capital Markets) (b)	133,294	$5,339,758

Total Exchange-Traded Funds (Cost $5,790,761)		7,196,900

Preferred Stocks 2.2%
Brazil 0.8%
Centrais Eletricas Brasileiras S.A. 5.683% Class B (Electric Utilities)	59,600	424,550
Itau Unibanco Holding S.A. 0.00% (Banks)	107,400	654,011
Petroleo Brasileiro S.A. 3.09% (Oil, Gas & Consumable Fuels)	299,000	1,631,369
Usinas Siderurgicas de Minas Gerais S.A. 0.00% (Metals & Mining)	81,700	229,802

		2,939,732

Republic of Korea 1.4%
Hyundai Motor Co. 1.43% (Automobiles)	9,935	809,397
Hyundai Motor Co. 1.30% (Automobiles)	8,667	714,870
LG Chem, Ltd. 0.608% (Chemicals)	2,449	860,069
LG Household & Health Care, Ltd. 1.18% (Personal Products)	110	72,706
Samsung Electronics Co., Ltd. 2.19% (Technology Hardware, Storage & Peripherals)	43,973	2,979,299

		5,436,341

Total Preferred Stocks (Cost $6,745,234)		8,376,073

Short-Term Investments 1.1%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	2,098,464	2,098,464

Unaffiliated Investment Company 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (g)(h)	1,995,645	1,995,645

Total Short-Term Investments (Cost $4,094,987)		4,094,109

Total Investments (Cost $281,046,987)	99.9%	378,108,168
Other Assets, Less Liabilities	0.1	274,918
Net Assets	100.0%	$378,383,086
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $9,751,790; the total market value of collateral held by the Portfolio was $10,100,861. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,105,216 (See Note 2(N)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, the total market value of fair valued securities was $886,853, which represented 0.2% of the Portfolio’s net assets.

(f)

Illiquid security - As of December 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $886,853, which represented 0.2% of a percent of the Portfolio’s net assets. (Unaudited)

(g)	Current yield as of December 31, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$357,554,233	$—	$886,853	$358,441,086
Exchange-Traded Funds
Equity Funds	7,196,900	—	—	7,196,900
Preferred Stocks	8,376,073	—	—	8,376,073
Short-Term Investments
Affiliated Investment Company	2,098,464	—	—	2,098,464
Unaffiliated Investment Company	1,995,645	—	—	1,995,645

Total Short-Term Investments	4,094,109	—	—	4,094,109

Total Investments in Securities	$377,221,315	$—	$886,853	$378,108,168

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued $0, $0, $55,707 and $831,146 is held in China, Hong Kong, Greece and Republic of Korea respectively within the Common Stocks section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Air Freight & Logistics	$50,226	0.0	%‡
Airlines	912,744	0.2
Auto Components	4,038,781	1.1
Automobiles	13,041,680	3.5
Banks	42,198,065	11.2
Beverages	2,302,476	0.6
Biotechnology	2,763,537	0.7
Building Products	1,389,022	0.4
Capital Markets	16,032,846	4.2
Chemicals	9,901,424	2.6
Commercial Services & Supplies	947,184	0.3
Communications Equipment	1,124,635	0.3
Construction & Engineering	831,146	0.2
Construction Materials	3,848,553	1.0
Consumer Finance	3,930,461	1.0
Diversified Consumer Services	3,034,375	0.8
Diversified Financial Services	4,257,412	1.1
Diversified Telecommunication Services	686,518	0.2
Electric Utilities	1,579,074	0.4
Electrical Equipment	2,928,079	0.8
Electronic Equipment, Instruments & Components	9,635,630	2.6
Energy Equipment & Services	1,133,019	0.3
Entertainment	2,717,541	0.7
Equity Real Estate Investment Trusts	311,650	0.1
Food & Staples Retailing	1,674,160	0.4
Food Products	5,381,483	1.4
Gas Utilities	1,218,878	0.3
Health Care Equipment & Supplies	3,162,770	0.8
Health Care Providers & Services	2,958,468	0.8
Health Care Technology	744,384	0.2
Hotels, Restaurants & Leisure	2,166,114	0.6
Household Durables	809,595	0.2
Household Products	151,862	0.0	‡
Independent Power & Renewable Electricity Producers	550,000	0.2
Industrial Conglomerates	2,009,475	0.5
Insurance	10,367,919	2.7
Interactive Media & Services	25,575,559	6.8
Internet & Direct Marketing Retail	42,908,893	11.3
IT Services	7,819,681	2.1
Life Sciences Tools & Services	5,549,162	1.5
Machinery	8,193,911	2.2
Media	2,401,621	0.6
Metals & Mining	19,192,663	5.1
Multiline Retail	136,418	0.0	‡
Oil, Gas & Consumable Fuels	16,041,081	4.2
Paper & Forest Products	1,837,078	0.5

	Value	Percent †
Personal Products	$624,521	0.2%
Pharmaceuticals	2,270,271	0.6
Real Estate	2,394,128	0.6
Real Estate Management & Development	3,638,528	1.0
Road & Rail	1,168,149	0.3
Semiconductors & Semiconductor Equipment	37,465,590	9.9
Software	1,539,770	0.4
Specialty Retail	2,532,315	0.7
Technology Hardware, Storage & Peripherals	27,246,413	7.2
Textiles, Apparel & Luxury Goods	1,923,380	0.5
Thrifts & Mortgage Finance	863,286	0.2
Tobacco	59,773	0.0‡
Transportation Infrastructure	518,321	0.1
Wireless Telecommunication Services	1,322,361	0.4

	374,014,059	98.8
Short-Term Investments	4,094,109	1.1
Other Assets, Less Liabilities	274,918	0.1

Net Assets	$378,383,086	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $278,948,523) including securities on loan of $9,751,790	$376,009,704
Investment in affiliated investment company, at value (identified cost $2,098,464)	2,098,464
Cash denominated in foreign currencies (identified cost $3,408,895)	3,420,129
Receivables:
Investment securities sold	12,160,774
Dividends	343,470
Securities lending	24,855
Portfolio shares sold	2,230

Total assets	394,059,626

Liabilities
Due to custodian	874,773
Cash collateral received for securities on loan	1,995,645
Payables:
Investment securities purchased	12,118,862
Manager (See Note 3)	312,548
Custodian	97,851
Portfolio shares redeemed	90,648
Foreign capital gains tax (See Note 2(C))	82,775
Professional fees	62,528
NYLIFE Distributors (See Note 3)	24,907
Shareholder communication	15,428
Trustees	442
Accrued expenses	133

Total liabilities	15,676,540

Net assets	$378,383,086

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,861
Additional paid-in capital	310,935,051

310,967,912
Total distributable earnings (loss)	67,415,174

Net assets	$378,383,086

Initial Class
Net assets applicable to outstanding shares	$257,932,916

Shares of beneficial interest outstanding	22,402,139

Net asset value per share outstanding	$11.51

Service Class
Net assets applicable to outstanding shares	$120,450,170

Shares of beneficial interest outstanding	10,458,488

Net asset value per share outstanding	$11.52

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends (a)	$6,588,206
Securities lending	145,998
Other	13

Total income	6,734,217

Expenses
Manager (See Note 3)	3,402,056
Custodian	390,310
Distribution/Service—Service Class (See Note 3)	274,177
Professional fees	167,443
Shareholder communication	23,849
Trustees	8,454
Interest expense	3,155
Miscellaneous	28,323

Total expenses	4,297,767

Net investment income (loss)	2,436,450

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	23,161,880
Foreign currency forward transactions	3,805
Foreign currency transactions	(625,231)

Net realized gain (loss)	22,540,454

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	50,654,950
Translation of other assets and liabilities in foreign currencies	3,747

Net change in unrealized appreciation (depreciation)	50,658,697

Net realized and unrealized gain (loss)	73,199,151

Net increase (decrease) in net assets resulting from operations	$75,635,601

(a)	Dividends recorded net of foreign withholding taxes in the amount of $929,509.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(74,567).

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $10,334.

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,436,450	$9,785,430
Net realized gain (loss)	22,540,454	2,230,170
Net change in unrealized appreciation (depreciation)	50,658,697	69,303,284

Net increase (decrease) in net assets resulting from operations	75,635,601	81,318,884

Distributions to shareholders:
Initial Class	(7,555,963)	(3,920,323)
Service Class	(3,147,716)	(1,358,927)

Total distributions to shareholders	(10,703,679)	(5,279,250)

Capital share transactions:
Net proceeds from sale of shares	2,857,868	6,085,713
Net asset value of shares issued to shareholders in reinvestment of distributions	10,703,679	5,279,250
Cost of shares redeemed	(100,193,578)	(190,653,638)

Increase (decrease) in net assets derived from capital share transactions	(86,632,031)	(179,288,675)

Net increase (decrease) in net assets	(21,700,109)	(103,249,041)

Net Assets
Beginning of year	400,083,195	503,332,236

End of year	$378,383,086	$400,083,195

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.46	$7.99	$10.22	$7.22	$6.83

Net investment income (loss) (a)	0.07	0.19	0.12	0.09	0.06

Net realized and unrealized gain (loss) on investments	2.32	1.42	(2.19)	3.03	0.37

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)

Total from investment operations	2.37	1.60	(2.09)	3.11	0.42

Less distributions:

From net investment income	(0.32)	(0.13)	(0.14)	(0.11)	(0.03)

Net asset value at end of year	$11.51	$9.46	$7.99	$10.22	$7.22

Total investment return (b)	25.71%	20.08%	(20.55%)	43.12%	6.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.79%	2.18%	1.27%	0.94%	0.91	%(c)

Net expenses (d)(e)	1.18%	1.17%	1.16%	1.24%	1.29	%(g)

Portfolio turnover rate	123%	121%	135%	149%	123%

Net assets at end of year (in 000’s)	$257,933	$273,042	$371,834	$497,861	$257,593

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
December 31, 2020	1.18%		—
December 31, 2019	1.17%		—
December 31, 2018	1.16%		—
December 31, 2017	1.24%		0.00	%(f)
December 31, 2016	1.29	%(g)	0.00	%(f)

(f)	Less than 0.01%.
(g)	Without the custody fee reimbursement, net expenses would have been 1.37%.

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.45	$7.98	$10.20	$7.21	$6.82

Net investment income (loss) (a)	0.05	0.17	0.10	0.07	0.05

Net realized and unrealized gain (loss) on investments	2.33	1.41	(2.19)	3.02	0.36

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)

Total from investment operations	2.36	1.57	(2.11)	3.08	0.40

Less distributions:

From net investment income	(0.29)	(0.10)	(0.11)	(0.09)	(0.01)

Net asset value at end of year	$11.52	$9.45	$7.98	$10.20	$7.21

Total investment return (b)	25.40%	19.78%	(20.74%)	42.77%	5.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.57%	2.00%	1.07%	0.73%	0.69	%(c)

Net expenses (d) (e)	1.43%	1.42%	1.41%	1.49%	1.55	%(g)

Portfolio turnover rate	123%	121%	135%	149%	123%

Net assets at end of year (in 000’s)	$120,450	$127,042	$131,498	$208,590	$155,777

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
December 31, 2020	1.43%		—
December 31, 2019	1.42%		—
December 31, 2018	1.41%		—
December 31, 2017	1.49%		0.00	%(f)
December 31, 2016	1.55	%(g)	0.00	%(f)

(f)	Less than 0.01%.
(g)	Without the custody fee reimbursement, net expenses would have been 1.62%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

24	MainStay VP Emerging Markets Equity Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2020 are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

25

Notes to Financial Statements (continued)

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments was determined as of December 31, 2020, and can change at any time. Illiquid investments as of December 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

26	MainStay VP Emerging Markets Equity Portfolio

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the

27

Notes to Financial Statements (continued)

risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2020, the Portfolio did not hold any foreign currency forward contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the year ended December 31, 2020, the Portfolio did not engage in short sales as part of its investment strategies.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2020, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term

28	MainStay VP Emerging Markets Equity Portfolio

of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $9,751,790; the total market value of collateral held by the Portfolio was $10,100,861. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $8,105,216 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,995,645.

(O)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Total

Forward Contracts	$3,805	$3,805

Total Net Realized Gain (Loss)	$3,805	$3,805

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long(a)	$284,256	$284,256

Forward Contracts Short(a)	$(101,979)	$(101,979)

(a)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a

29

Notes to Financial Statements (continued)

Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 1.00%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,402,056 and paid MacKay Shields and Candriam Belgium $750,196 and $950,832, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service pro-

vider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$609	$88,491	$(87,002)	$—	$—	$2,098	$—	$—	2,098

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$287,323,308	$94,775,118	$(3,988,942)	$90,786,176

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$3,367,981	$(26,543,540)	$(38,708)	$90,629,441	$67,415,174

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $26,543,540, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$26,544	$—

The Portfolio utilized $22,235,895 of capital loss carryforwards during the year ended December 31, 2020.

30	MainStay VP Emerging Markets Equity Portfolio

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$10,703,679	$—	$5,279,250	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate.

During the year ended December 31, 2020, the Portfolio utilized the line of credit for 6 days, maintained a balance of $7,554,667 at a rate of 2.51% and incurred interest expense in the amount of $3,155. As of December 31, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $413,007 and $510,704, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	162,798	$1,486,705
Shares issued to shareholders in reinvestment of distributions	768,171	7,555,963
Shares redeemed	(7,404,710)	(67,849,037)

Net increase (decrease)	(6,473,741)	$(58,806,369)

Year ended December 31, 2019:
Shares sold	463,656	$3,912,418
Shares issued to shareholders in reinvestment of distributions	467,198	3,920,323
Shares redeemed	(18,574,183)	(160,566,943)

Net increase (decrease)	(17,643,329)	$(152,734,202)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	164,132	$1,371,163
Shares issued to shareholders in reinvestment of distributions	319,740	3,147,716
Shares redeemed	(3,463,232)	(32,344,541)

Net increase (decrease)	(2,979,360)	$(27,825,662)

Year ended December 31, 2019:
Shares sold	252,320	$2,173,295
Shares issued to shareholders in reinvestment of distributions	161,878	1,358,927
Shares redeemed	(3,448,546)	(30,086,695)

Net increase (decrease)	(3,034,348)	$(26,554,473)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

31

Notes to Financial Statements (continued)

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved, among other related proposals: (i) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (ii) modifying the Portfolio’s principal investment strategies and investment process.

32	MainStay VP Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Candriam Belgium that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments, MacKay and Candriam Belgium personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Candriam Belgium from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Candriam Belgium. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under

34	MainStay VP Emerging Markets Equity Portfolio

variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Candriam Belgium

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and Candriam Belgium and ongoing analysis of, and interactions with, MacKay and Candriam Belgium with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Candriam Belgium’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and Candriam Belgium provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Candriam Belgium’s experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Candriam Belgium and New York Life Investments’, MacKay’s and Candriam Belgium’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Candriam Belgium and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s and Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, MacKay and Candriam Belgium to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay and Candriam Belgium as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Candriam Belgium had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Candriam Belgium

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, due to their relationships with the Portfolio. Because MacKay and Candriam Belgium are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay and Candriam Belgium in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Candriam Belgium and acknowledged that New York Life Investments, MacKay and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Candriam Belgium to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and Candriam Belgium, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating

36	MainStay VP Emerging Markets Equity Portfolio

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and Candriam Belgium are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

38	MainStay VP Emerging Markets Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

40	MainStay VP Emerging Markets Equity Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Emerging Markets Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802528	MSVPEME11-02/21 (NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2013	5.38%	1.23%	–0.53%	1.46%
Service Class Shares	5/1/2013	5.14	0.97	–0.74	1.71

Benchmark Performance	One Year	Five Years	Since Inception

S&P Balanced Equity and Bond-Conservative Index[4]	12.45%	7.30%	6.05%
HFRI Fund of Funds Composite Index[5]	10.27	4.44	3.89
IQ Hedge Multi-Strategy Index[6]	6.26	4.26	3.64
Morningstar Multialternative Category Average[7]	1.23	1.97	1.28

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to the Financial Statements.

2.

Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-
Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.

7.

The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,070.90	$3.64	$1,021.62	$3.56	0.70%

Service Class Shares	$1,000.00	$1,069.50	$4.94	$1,020.36	$4.82	0.95%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

U.S. Ultra Short Term Treasury Bond Funds	16.2%

Affiliated Investment Company	15.0

Investment Grade Corporate Bond Funds	9.3

Bank Loan Funds	8.5

Convertible Bond Funds	6.8

Emerging Equity Funds	6.3

Floating Rate—Investment Grade Funds	6.1

Short-Term Investments	5.8

U.S. Medium Term Treasury Bond Funds	4.5

Europe Equity Funds	2.6

International Equity Core Funds	2.6

U.S. Large Cap Growth Funds	2.5

Emerging Bonds—USD Funds	2.4

Emerging Small Cap Equity Funds	2.4

High Yield Corporate Bond Funds	2.4

Emerging Bonds—Local Currency Funds	2.3

BRIC Equity Funds	2.1%

Euro Fund	1.6

U.S. Small Cap Value Funds	1.3

Broad Fund	0.8

U.S. Large Cap Core Funds	0.8

International Large Cap Growth Fund	0.6

British Pound Fund	0.5

Silver Fund	0.4

Japan Equity Fund	0.3

Gold Funds	0.2

U.S. Long Term Treasury Bond Funds	0.2

Volatility Note	0.2

Other Assets, Less Liabilities	–4.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	IQ Ultra Short Duration ETF

2.	Goldman Sachs Access Treasury 0-1 Year ETF

3.	SPDR Bloomberg Barclays Convertible Securities ETF

4.	Invesco Senior Loan ETF

5.	iShares Floating Rate Bond ETF
6.	Invesco Treasury Collateral ETF

7.	iShares iBoxx Investment Grade Corporate Bond ETF

8.	Vanguard FTSE Emerging Markets ETF

9.	iShares Core MSCI Emerging Markets ETF

10.	SPDR Blackstone / GSO Senior Loan ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.

How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 5.38% for Initial Class shares and 5.14% for Service Class shares. Over the same period, both share classes underperformed the 12.45% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the 10.27% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2020, both share classes underperformed the 6.26% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and outperformed the 1.23% return of the Morningstar Multialternative Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Although the Portfolio’s asset allocation mix was similar to that of the S&P Balanced Equity and Bond-Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio was more exposed to credit-related bonds among its fixed-income holdings, which detracted from the Portfolio’s relative performance. Relative performance also suffered due to the Portfolio’s additional geographic risk among equity holdings, which included international and emerging-market equities that underperformed the U.S. equity market.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The COVID-19 pandemic was the biggest factor undermining the global economy and the Portfolio during the reporting period. Through the end of the first quarter of 2020, the Portfolio’s long position in volatility and short position in real estate provided positive returns, while bond, commodity and equity holdings negatively impacted performance. After the markets bottomed at the end of March and started their recovery, the story reversed. The Portfolio’s long position in volatility and short position in real estate became headwinds, detracting from returns, while long positions in bonds and equities enhanced returns. The onset of COVID-19 also caused turmoil in the global financial markets which resulted in volatility not seen since the 2008-09 financial crisis. As the global equity markets rapidly sold off, market-wide circuit breakers on the New York

Stock Exchange were triggered four times in March alone. While the Portfolio’s holdings did experience higher levels of volatility and temporary periods of halted trading, the overall liquidity of the portfolio was not impacted as the portfolio managers were able to trade as needed.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

During the reporting period, the Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was 88.4%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index3 was 5.9%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

During the reporting period, the annualized daily volatility of the Portfolio was 10.05%, which compared to a volatility of 4.72% for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index. The Underlying Index includes solely ETFs and attempts to replicate the risk-adjusted return characteristics of multiple hedge fund strategies using a long/short investment style. The Portfolio uses total return swaps to replicate that long/short exposure. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

1.	See page 5 for more information on benchmark and peer group returns.
2.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?

The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging markets, equity long/short, market neutral, event-driven, fixed-income arbitrage and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations to long/short, event-driven and global macro strategies for several months.

The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same strategy components indicates that the Portfolio experienced a negative allocation effect attributable to weighting changes during the reporting period, particularly among event-driven strategies that saw a sharp sell-off followed by an almost equally dramatic recovery. The Portfolio’s ability to replicate broad hedge funds added value, as measured between the equal-weighted strategy index and the equal-weighted hedge fund strategy indexes.

During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, the Portfolio’s emerging markets, fixed-income arbitrage, equity long/short, market neutral and global macro investments all produced positive contributions to the Portfolio’s total returns. (Contributions take weightings and total returns into account.) The Portfolio’s event-driven strategy was the only net detractor from absolute performance.

How did the Portfolio’s investment style weightings change during the reporting period?

The Portfolio’s allocation to its event-driven investment style stood at over 25% at the beginning of the reporting period but dropped to a negative allocation following the challenging developments that occurred in March. The allocation turned positive again in May, although it stayed below 10% through the remainder of 2020. The Portfolio’s allocation to its market neutral and fixed-income arbitrage investment styles remained relatively constant throughout the reporting period, with each strategy generally staying above 20%. The Portfolio’s allocation to its emerging market investment style also remained relatively steady, hovering in the mid-teens for much of the same period. The Portfolio’s allocation to its global macro investment style turned positive early in the reporting period although it decreased from 18% down to 5-10% in the second part of the same period. Finally, the Portfolio’s allocation to its equity long/short investment style stood at 19% in January and decreased over the next several months as equity risk rose. The allocation jumped in April to 25% then began to decrease again, leveling off at approximately 8% over the second half of the year.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value
Exchange-Traded Funds 96.0%† Bonds 73.7%
Affiliated Investment Company 15.0%
IQ Ultra Short Duration ETF	1,159,972	$57,488,212

Bank Loan Funds 8.5%
Invesco Senior Loan ETF (a)	1,017,288	22,665,177
SPDR Blackstone / GSO Senior Loan ETF (a)	223,057	10,182,552

		32,847,729

Convertible Bond Fund 6.8%
SPDR Bloomberg Barclays Convertible Securities ETF (a)	314,692	26,053,351

Emerging Bonds—Local Currency Funds 2.3%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	68,094	1,910,037
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	203,331	6,764,822
WisdomTree Emerging Markets Local Debt Fund (a)	7,566	263,221

		8,938,080

Emerging Bonds—USD Funds 2.4%
iShares JP Morgan USD Emerging Markets Bond ETF	70,849	8,212,108
Vanguard Emerging Markets Government Bond ETF	10,387	854,850

		9,066,958

Floating Rate—Investment Grade Funds 6.1%
iShares Floating Rate Bond ETF (a)	323,751	16,420,651
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	229,472	7,019,548

		23,440,199

High Yield Corporate Bond Funds 2.4%
iShares 0-5 Year High Yield Corporate Bond ETF	117,206	5,325,841
iShares iBoxx High Yield Corporate Bond ETF (a)	1,668	145,616
SPDR Bloomberg Barclays High Yield Bond ETF	627	68,305
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	134,207	3,616,879
Xtrackers USD High Yield Corporate Bond ETF	709	35,514

		9,192,155

Investment Grade Corporate Bond Funds 9.3%
iShares Broad USD Investment Grade Corporate Bond ETF (a)	22,577	1,399,096
iShares iBoxx Investment Grade Corporate Bond ETF	100,083	13,824,465
SPDR Portfolio Short Term Corporate Bond ETF	56,865	1,785,561

	Shares	Value
Investment Grade Corporate Bond Funds (continued)
Vanguard Intermediate-Term Corporate Bond ETF	101,350	$9,845,139
Vanguard Short-Term Corporate Bond ETF	104,560	8,704,620

		35,558,881

U.S. Long Term Treasury Bond Funds 0.2%
iShares 20+ Year Treasury Bond ETF	4,086	644,485
SPDR Portfolio Long Term Treasury ETF	2,169	97,887
Vanguard Long-Term Treasury ETF	891	85,411

		827,783

U.S. Medium Term Treasury Bond Funds 4.5%
iShares 3-7 Year Treasury Bond ETF (a)	67,797	9,015,645
Schwab Intermediate-Term U.S. Treasury ETF (a)	51,364	2,990,412
Vanguard Intermediate-Term Treasury ETF	77,907	5,408,304

		17,414,361

U.S. Ultra Short Term Bond Funds 16.2%
Goldman Sachs Access Treasury 0-1 Year ETF	384,839	38,530,081
Invesco Treasury Collateral ETF	131,144	13,857,986
iShares Short Treasury Bond ETF (b)	88,107	9,738,467

		62,126,534

Total Bonds (Cost $272,807,854)		282,954,243

Equities 22.3%
BRIC Equity Funds 2.1%
iShares China Large-Cap ETF (a)	55,591	2,581,090
iShares MSCI China ETF	53,554	4,336,268
SPDR S&P China ETF (a)	9,048	1,178,140

		8,095,498

Broad Fund 0.8%
FlexShares Global Upstream Natural Resources Index Fund (a)	88,728	2,887,209

		2,887,209

Emerging Equity Funds 6.3%
iShares Core MSCI Emerging Markets ETF	188,895	11,719,046
Vanguard FTSE Emerging Markets ETF (a)	252,066	12,631,027

		24,350,073

Emerging Small Cap Equity Fund 2.4%
SPDR S&P Emerging Markets Small Cap ETF	176,001	9,086,932

		9,086,932

Europe Equity Funds 2.6%
iShares Core MSCI Europe ETF (a)	42,910	2,200,425
Vanguard FTSE Europe ETF	131,583	7,926,560

		10,126,985

International Equity Core Funds 2.6%
iShares Core MSCI EAFE ETF	71,479	4,938,484

10	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Equities (continued)
International Equity Core Funds (continued)
Vanguard FTSE Developed Markets ETF	109,731	$5,180,401

		10,118,885

International Large Cap Growth Fund 0.6%
iShares MSCI EAFE Growth ETF (a)	21,061	2,125,265

		2,125,265

Japan Equity Fund 0.3%
Xtrackers MSCI Japan Hedged Equity ETF	22,888	1,048,041

		1,048,041

U.S. Large Cap Core Funds 0.8%
Energy Select Sector SPDR Fund	10,910	413,489
Financial Select Sector SPDR Fund	64,786	1,909,891
Health Care Select Sector SPDR Fund (a)	7,049	799,639

		3,123,019

U.S. Large Cap Growth Funds 2.5%
iShares Core S&P U.S. Growth ETF (a)	10,453	927,076
Schwab U.S. Large-Cap Growth ETF (a)	9,425	1,210,264
SPDR Portfolio S&P 500 Growth ETF (a)	15,478	855,779
Vanguard Growth ETF (a)	24,085	6,101,694
Vanguard Russell 1000 Growth ETF	1,985	491,903

		9,586,716

U.S. Small Cap Value Funds 1.3%
iShares Russell 2000 Value ETF	11,978	1,578,102
iShares S&P Small-Cap 600 Value ETF (a)	10,552	857,983
Vanguard Small-Cap Value ETF	16,777	2,385,857

		4,821,942

Total Equities (Cost $74,141,564)		85,370,565

Total Exchange-Traded Funds (Cost $346,949,418)		368,324,808

Exchange-Traded Note 0.2%
Volatility 0.2%
iPath Series B S&P 500 VIX Short-Term Futures ETN (a)(c)	55,832	937,419

Total Exchange-Traded Note (Cost $1,225,748)		937,419

Exchange-Traded Vehicles 2.7%
Commodities 0.6%
Gold Funds 0.2%
Aberdeen Standard Physical Gold Shares ETF	3,633	66,411
Graniteshares Gold Trust (c)	1,500	28,335
iShares Gold Trust (c)	43,958	796,958
SPDR Gold MiniShares Trust (a)(c)	4,824	91,367

		983,071

	Shares	Value
Silver Fund 0.4%
iShares Silver Trust (c)	56,923	$1,398,598

Total Commodities (Cost $2,389,217)		2,381,669

Currencies 2.1%
British Pound Fund 0.5%
Invesco CurrencyShares British Pound Sterling Trust (c)	16,006	2,114,713

Euro Fund 1.6%
Invesco CurrencyShares Euro Trust (c)	52,664	6,042,667

Total Currencies (Cost $7,846,199)		8,157,380

Total Exchange-Traded Vehicles (Cost $10,235,416)		10,539,049

Short-Term Investments 5.8%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	4,176,036	4,176,036

Unaffiliated Investment Company 4.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (d)(e)	17,844,648	17,844,648

Total Short-Term Investments (Cost $22,020,684)		22,020,684

Total Investments (Cost $380,431,266)	104.7%	401,821,960
Other Assets, Less Liabilities	(4.7)	(17,945,267)
Net Assets	100.0%	$383,876,693

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $49,440,043; the total market value of collateral held by the Portfolio was $50,802,577. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $32,957,929 (See Note 2(K)).

(b)	Represents a security, or portion thereof, which was maintained at the broker as collateral for swaps

(c)	Non-income producing security.

(d)	Current yield as of December 31, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	Aberdeen Standard Physical Gold Shares ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	$3	$—
Morgan Stanley & Co.	Aberdeen Standard Physical Gold Shares ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	3	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	1 month LIBOR	10/04/2021	Monthly	(375)	—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/14/2022	Monthly	(375)	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	21	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	21	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	96	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	96	—
Bank of America Merrill Lynch	Flexshares Global Upstream	1 month LIBOR plus 0.50%	10/04/2021	Monthly	145	—
Morgan Stanley & Co.	Flexshares Global Upstream	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	145	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,936	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	1,936	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	1	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	40	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	40	—
Bank of America Merrill Lynch	Invesco CurrencyShares Australian Dollar Trust	1 month LIBOR	10/04/2021	Monthly	(939)	—
Morgan Stanley & Co.	Invesco CurrencyShares Australian Dollar Trust	Federal Fund Rate minus 2.44%	9/14/2022	Monthly	(939)	—
Bank of America Merrill Lynch	Invesco CurrencyShares British Pound Sterling Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	106	—
Morgan Stanley & Co.	Invesco CurrencyShares British Pound Sterling Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	106	—
Bank of America Merrill Lynch	Invesco CurrencyShares Euro Currency Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	304	—
Morgan Stanley & Co.	Invesco CurrencyShares Euro Currency Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	304	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR	10/04/2021	Monthly	(1,184)	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate minus 2.74%	9/14/2022	Monthly	(1,184)	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR	10/04/2021	Monthly	(218)	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate minus 2.09%	9/14/2022	Monthly	(218)	—
Bank of America Merrill Lynch	Invesco Preferred ETF	1 month LIBOR	10/04/2021	Monthly	(183)	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(183)	—
Bank of America Merrill Lynch	Invesco S&P 500 Low Volatility	1 month LIBOR	10/04/2021	Monthly	(558)	—
Morgan Stanley & Co.	Invesco S&P 500 Low Volatility	Federal Fund Rate minus 1.19%	9/14/2022	Monthly	(558)	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,139	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	1,139	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	696	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	696	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	10/04/2021	Monthly	47	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	47	—
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	2,889	—
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	2,889	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	268	—

12	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	$268	$—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	32	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	32	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	453	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	453	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	70	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	70	—
Bank of America Merrill Lynch	iShares China Large-Cap ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	130	—
Morgan Stanley & Co.	iShares China Large-Cap ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	130	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	248	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	248	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	589	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	589	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	111	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	111	—
Bank of America Merrill Lynch	iShares Core MSCI Pacific ETF	1 month LIBOR	10/04/2021	Monthly	(588)	—
Morgan Stanley & Co.	iShares Core MSCI Pacific ETF	Federal Fund Rate minus 7.59%	9/14/2022	Monthly	(589)	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	47	—
Morgan Stanley & Co.	iShares Core S&P U.S. Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	47	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	1 month LIBOR	10/04/2021	Monthly	(241)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate minus 3.39%	9/14/2022	Monthly	(241)	—
Bank of America Merrill Lynch	iShares Core US REIT ETF	1 month LIBOR	10/04/2021	Monthly	(167)	—
Morgan Stanley & Co.	iShares Core US REIT ETF	Federal Fund Rate minus 2.74%	9/14/2022	Monthly	(167)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol Emerging Markets ETF	1 month LIBOR	10/04/2021	Monthly	(607)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(607)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol USA ETF	1 month LIBOR	10/04/2021	Monthly	(2,200)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol USA ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(2,200)	—
Bank of America Merrill Lynch	iShares Edge MSCI USA Momentum Factor ETF	1 month LIBOR	10/04/2021	Monthly	(363)	—
Morgan Stanley & Co.	iShares Edge MSCI USA Momentum Factor ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(363)	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	825	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	825	—
Bank of America Merrill Lynch	iShares Gold Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	40	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	40	—
Bank of America Merrill Lynch	iShares iBoxx Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	695	—
Morgan Stanley & Co.	iShares iBoxx Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	695	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	7	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	7	—
Bank of America Merrill Lynch	iShares JP Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	413	—
Morgan Stanley & Co.	iShares JP Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	413	—
Bank of America Merrill Lynch	iShares MBS ETF	1 month LIBOR	10/04/2021	Monthly	(595)	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(595)	—
Bank of America Merrill Lynch	iShares MSCI China ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	218	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	10/04/2021	Monthly	218	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	107	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	$107	$—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR	10/04/2021	Monthly	(282)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(282)	—
Bank of America Merrill Lynch	iShares Preferred and Income Securities ETF	1 month LIBOR	10/04/2021	Monthly	(520)	—
Morgan Stanley & Co.	iShares Preferred and Income Securities ETF	Federal Fund Rate minus 0.59%	9/14/2022	Monthly	(520)	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR	10/04/2021	Monthly	(458)	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate minus 1.44%	9/14/2022	Monthly	(458)	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	79	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	79	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR minus 0.50%	10/04/2021	Monthly	(202)	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate minus 3.89%	9/14/2022	Monthly	(202)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Value ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	43	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Value ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	43	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	489	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	489	—
Bank of America Merrill Lynch	iShares Silver Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	70	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	70	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	1 month LIBOR	10/04/2021	Monthly	(903)	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(903)	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	150	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	150	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	1 month LIBOR	10/04/2021	Monthly	(60)	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate minus 4.24%	9/14/2022	Monthly	(60)	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	61	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	61	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Value ETF	1 month LIBOR	10/04/2021	Monthly	(252)	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Value ETF	Federal Fund Rate minus 1.69%	9/14/2022	Monthly	(252)	—
Bank of America Merrill Lynch	Schwab U.S. REIT ETF	1 month LIBOR	10/04/2021	Monthly	(479)	—
Morgan Stanley & Co.	Schwab U.S. REIT ETF	Federal Fund Rate minus 1.50%	9/14/2022	Monthly	(479)	—
Bank of America Merrill Lynch	SPDR Blackstone / GSO Senior Loan ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	512	—
Morgan Stanley & Co.	SPDR Blackstone / GSO Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	512	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,309	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	1,309	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	96	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	96	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays High Yield Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	3	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	3	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Invest	1 month LIBOR plus 0.50%	10/04/2021	Monthly	353	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Invest	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	353	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	182	—

14	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	$182	$—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	10/04/2021	Monthly	(1,385)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.99%	9/14/2022	Monthly	(1,385)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	5	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	5	—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	5	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	5	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	43	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	43	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR	10/04/2021	Monthly	(235)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(235)	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	90	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	90	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR	10/04/2021	Monthly	(390)	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(390)	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	59	—
Bank of America Merrill Lynch	SPDR S&P China ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	59	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small Cap ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	457	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small Cap ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	457	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	1 month LIBOR	10/04/2021	Monthly	(29)	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/14/2022	Monthly	(29)	—
Bank of America Merrill Lynch	VanEck Vectors High-Yield Municipal Index ETF	1 month LIBOR	10/04/2021	Monthly	(328)	—
Morgan Stanley & Co.	VanEck Vectors High-Yield Municipal Index ETF	Federal Fund Rate minus 1.24%	9/14/2022	Monthly	(328)	—
Bank of America Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	340	—
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	340	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	43	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	43	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-US Small-Cap ETF	1 month LIBOR	10/04/2021	Monthly	(115)	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Fund Rate minus 2.09%	9/14/2022	Monthly	(115)	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	260	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	260	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	635	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	635	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	398	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	398	—
Bank of America Merrill Lynch	Vanguard FTSE Pacific ETF	1 month LIBOR	10/04/2021	Monthly	(2,264)	—
Morgan Stanley & Co.	Vanguard FTSE Pacific ETF	Federal Fund Rate minus 3.04%	9/14/2022	Monthly	(2,264)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

Swap Counterparty	Reference Obligation	Floating Rate [2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	Vanguard Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	$307	$—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	307	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	495	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	495	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	272	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	272	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	4	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	4	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR	10/04/2021	Monthly	(299)	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate minus 0.35%	9/14/2022	Monthly	(299)	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	25	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	25	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Value Index Fund	1 month LIBOR	10/04/2021	Monthly	(105)	—
Morgan Stanley & Co.	Vanguard Russell 1000 Value Index Fund	Federal Fund Rate minus 5.39%	9/14/2022	Monthly	(105)	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	437	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	437	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR	10/04/2021	Monthly	(547)	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate minus 1.24%	9/14/2022	Monthly	(547)	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	120	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	120	—
Bank of America Merrill Lynch	Vanguard Value ETF	1 month LIBOR	10/04/2021	Monthly	(1,951)	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate minus 0.64%	9/14/2022	Monthly	(1,951)	—
Bank of America Merrill Lynch	WisdomTree Emerging Markets Local Debt Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	13	—
Morgan Stanley & Co.	WisdomTree Emerging Markets Local Debt Fund	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	13	—
Bank of America Merrill Lynch	Xtrackers MSCI Europe Hedged Equity ETF	1 month LIBOR minus 0.50%	10/04/2021	Monthly	(271)	—
Morgan Stanley & Co.	Xtrackers MSCI Europe Hedged Equity ETF	Federal Fund Rate minus 19.14%	9/14/2022	Monthly	(271)	—
Bank of America Merrill Lynch	Xtrackers MSCI Japan Hedged Equity ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	53	—
Morgan Stanley & Co.	Xtrackers MSCI Japan Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	53	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	2	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/2022	Monthly	2	—

					$(415)	$—

1.	As of December 31, 2020, cash in the amount of $730,000 was on deposit with a broker for total return equity swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

16	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BRIC—Brazil, Russia, India and China

DB—Deutsche Bank

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

FTSE—Financial Times Stock Exchange

KBW—Keefe, Bruyette & Woods

LIBOR—London Interbank Offered Rate

MBS—Mortgage-Backed Security

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

USD—United States Dollar

VIX—CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$368,324,808	$—	$—	$368,324,808
Exchange-Traded Note	937,419	—	—	937,419
Exchange-Traded Vehicles	10,539,049	—	—	10,539,049
Short-Term Investments
Affiliated Investment Company	4,176,036	—	—	4,176,036
Unaffiliated Investment Company	17,844,648	—	—	17,844,648

Total Short-Term Investments	22,020,684	—	—	22,020,684

Total Investments in Securities	$401,821,960	$—	$—	$401,821,960

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $376,255,230) including securities on loan of $49,440,043	$397,645,924
Investment in affiliated investment company, at value (identified cost $4,176,036)	4,176,036
Cash collateral on deposit at broker for swap contracts	730,000
Cash	306,115
Receivables:
Dividends and interest	419,329
Portfolio shares sold	50,358
Securities lending	32,313

Total assets	403,360,075

Liabilities
Cash collateral received for securities on loan	17,844,648
Payables:
Investment securities purchased	609,509
Manager (See Note 3)	384,113
Custodian	218,906
Portfolio shares redeemed	200,829
Dividends and interest on OTC swaps contracts	79,033
NYLIFE Distributors (See Note 3)	78,024
Professional fees	37,667
Shareholder communication	30,071
Trustees	459
Accrued expenses	123

Total liabilities	19,483,382

Net assets	$383,876,693

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,597
Additional paid-in capital	432,061,105

432,103,702
Total distributable earnings (loss)	(48,227,009)

Net assets	$383,876,693

Initial Class
Net assets applicable to outstanding shares	$12,043,826

Shares of beneficial interest outstanding	1,335,164

Net asset value per share outstanding	$9.02

Service Class
Net assets applicable to outstanding shares	$371,832,867

Shares of beneficial interest outstanding	41,261,898

Net asset value per share outstanding	$9.01

18	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$7,608,503
Securities lending	728,801
Dividends-affiliated	6,085
Interest	1,667
Other	14

Total income	8,345,070

Expenses
Manager (See Note 3)	2,789,962
Distribution/Service—Service Class (See Note 3)	903,029
Custodian	831,159
Professional fees	62,114
Shareholder communication	13,025
Trustees	9,332
Miscellaneous	30,041

Total expenses before waiver/reimbursement	4,638,662
Expense waiver/reimbursement from Manager (See Note 3)	(1,131,670)

Net expenses	3,506,992

Net investment income (loss)	4,838,078

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,280,507
Swap transactions	(2,511,159)
Foreign currency transactions	114

Net realized gain (loss)	(230,538)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,194,782
Translation of other assets and liabilities in foreign currencies	5,890

Net change in unrealized appreciation (depreciation)	12,200,672

Net realized and unrealized gain (loss)	11,970,134

Net increase (decrease) in net assets resulting from operations	$16,808,212

(a)	Dividends recorded net of foreign withholding taxes in the amount of $72.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,838,078	$8,379,515
Net realized gain (loss)	(230,538)	3,885,815
Net change in unrealized appreciation (depreciation)	12,200,672	19,050,296

Net increase (decrease) in net assets resulting from operations	16,808,212	31,315,626

Distributions to shareholders:
Initial Class	(208,654)	(192,294)
Service Class	(5,714,181)	(5,105,960)

	(5,922,835)	(5,298,254)

Distributions to shareholders from return of capital:
Initial Class	(37,559)	(8,032)
Service Class	(1,028,579)	(213,271)

	(1,066,138)	(221,303)

Total distributions to shareholders	(6,988,973)	(5,519,557)

Capital share transactions:
Net proceeds from sale of shares	18,019,863	10,347,572
Net asset value of shares issued to shareholders in reinvestment of distributions	6,988,973	5,519,557
Cost of shares redeemed	(50,801,186)	(41,966,563)

Increase (decrease) in net assets derived from capital share transactions	(25,792,350)	(26,099,434)

Net increase (decrease) in net assets	(15,973,111)	(303,365)

Net Assets
Beginning of year	399,849,804	400,153,169

End of year	$383,876,693	$399,849,804

20	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018†	2017†	2016†

Net asset value at beginning of year	$8.74	$8.22	$8.92	$9.04	$9.03

Net investment income (loss) (a)	0.14	0.20	(0.05)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	0.33	0.49	(0.55)	0.16	0.03

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	0.00 ‡	(0.10)	0.08

Total from investment operations	0.47	0.69	(0.60)	(0.02)	0.01

Less distributions:

From net investment income	(0.16)	(0.16)	(0.10)	(0.10)	—

Return of capital	(0.03)	(0.01)	—	—	—

Total distributions	(0.19)	(0.17)	(0.10)	(0.10)	—

Net asset value at end of year	$9.02	$8.74	$8.22	$8.92	$9.04

Total investment return (b)	5.38%	8.47%	(6.88%)	(0.25%)	0.11	% (c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.56%	2.36%	(0.53%)	(0.93%)	(1.11%)

Net expenses (d)	0.70%	0.70%	1.43%	1.43%	1.46%

Net expenses (before waiver/reimbursement) (d)(e)	1.00%	1.20%	2.96%	2.63%	2.63%

Portfolio turnover rate	179%	151%	450%	185%	267%

Net assets at end of year (in 000’s)	$12,044	$10,749	$9,059	$149,753	$201,252

‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2020	0.70%	—
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%
December 31, 2016	1.46%	0.95%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2020	2019	2018†	2017†	2016†

Net asset value at beginning of year	$8.73	$8.18	$8.87	$8.99	$9.00

Net investment income (loss) (a)	0.11	0.18	(0.00)‡	(0.11)	(0.12)

Net realized and unrealized gain (loss) on investments	0.34	0.49	(0.63)	0.18	0.03

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	0.00 ‡	(0.11)	0.08

Total from investment operations	0.45	0.67	(0.63)	(0.04)	(0.01)

Less distributions:

From net investment income	(0.14)	(0.12)	(0.06)	(0.08)	—

Return of capital	(0.03)	(0.00)‡	—	—	—

Total distributions	(0.17)	(0.12)	(0.06)	(0.08)	—

Net asset value at end of year	$9.01	$8.73	$8.18	$8.87	$8.99

Total investment return (b)	5.14%	8.23%	(7.14%)	(0.51%)	(0.11	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.29%	2.09%	0.03%	(1.20%)	(1.36%)

Net expenses (d)	0.95%	0.95%	1.60%	1.68%	1.71%

Net expenses (before waiver/reimbursement) (d)(e)	1.25%	1.45%	2.84%	2.88%	2.80%

Portfolio turnover rate	179%	151%	450%	185%	267%

Net assets at end of year (in 000’s)	$371,833	$389,101	$391,094	$423,600	$366,470

‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2020	0.95%	—
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
December 31, 2016	1.71%	0.90%

22	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agree-

ments (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

23

Notes to Financial Statements (continued)

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities, including ETPs, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the

25

Notes to Financial Statements (continued)

date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.

(G)  Use of Estimates.  In preparing the financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York

Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $49,440,043; the total market value of collateral held by the Portfolio was $50,802,577. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $32,957,929 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $17,844,648.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

27

Notes to Financial Statements (continued)

(M)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(N)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the

Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(O)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(2,511,159)	$(2,511,159)

Total Net Realized Gain (Loss)	$(2,511,159)	$(2,511,159)

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$36,954,829	$36,954,829

Swap Contracts Short	$(36,341,899)	$(36,341,899)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95% of the Portfolio’s average daily net assets, respectively. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,789,962 and waived fees and/or reimbursed expenses in the amount of $1,131,670 and paid the Subadvisor in the amount of $829,146.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$3,675	$40,261	$(39,760)	$—	$—	$4,176	$6	$—	4,176

(D)  Capital.  As of December 31, 2020, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:

Initial Class	$1,627,178	13.5%
Service Class	27,430	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable

29

Notes to Financial Statements (continued)

derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$382,136,240	$19,848,508	$(579,960)	$19,268,548

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(67,917,011)	$—	$19,690,002	$(48,227,009)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferral.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2020, were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$283,483	$(283,483)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of prior year return of capital adjustments.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $64,899,091, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$61,988	$2,911

The Portfolio utilized $3,141,355 of capital loss carryforwards during the year ended December 31, 2020.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$5,922,835	$5,298,254
Return of Capital	1,066,138	221,303
Total	$6,988,973	$5,519,557

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $662,632 and $693,624, respectively.

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	156,471	$1,375,966
Shares issued to shareholders in reinvestment of distributions	27,268	246,213
Shares redeemed	(78,784)	(661,131)

Net increase (decrease)	104,955	$961,048

Year ended December 31, 2019:
Shares sold	163,150	$1,400,071
Shares issued to shareholders in reinvestment of distributions	23,044	200,326
Shares redeemed	(58,615)	(505,432)

Net increase (decrease)	127,579	$1,094,965

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,899,216	$16,643,897
Shares issued to shareholders in reinvestment of distributions	747,510	6,742,760
Shares redeemed	(5,958,743)	(50,140,055)

Net increase (decrease)	(3,312,017)	$(26,753,398)

Year ended December 31, 2019:
Shares sold	1,046,021	$8,947,501
Shares issued to shareholders in reinvestment of distributions	611,715	5,319,231
Shares redeemed	(4,883,438)	(41,461,131)

Net increase (decrease)	(3,225,702)	$(27,194,399)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP IQ Hedge Multi-Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ Advisors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and IndexIQ Advisors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ Advisors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and IndexIQ Advisors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and IndexIQ Advisors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ Advisors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ Advisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ Advisors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ Advisors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ Advisors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ Advisors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of IndexIQ Advisors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of IndexIQ Advisors and ongoing analysis of, and interactions with, IndexIQ Advisors with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ Advisors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the

MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that IndexIQ Advisors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated IndexIQ Advisors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ Advisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ Advisors and New York Life Investments’ and IndexIQ Advisors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ Advisors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed IndexIQ Advisors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

The Board considered the Portfolio’s investments in exchange-traded funds (“ETFs”) in excess of statutory limitations under the 1940 Act in reliance on exemptive relief issued to the ETFs, including the conditions of the applicable exemptive relief, and the Portfolio’s investing fund agreements with these ETFs in accordance with such relief. The Board concluded that the management fee charged to the Portfolio are for advisory services provided to the Portfolio that are in addition to, and not duplicative of, services provided to the underlying ETFs under their respective advisory contracts.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and IndexIQ Advisors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to IndexIQ Advisors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ Advisors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2020, and performed favorably relative to its peer funds for the one-year period ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and IndexIQ Advisors regarding the Portfolio’s investment performance.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and IndexIQ Advisors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio. Because IndexIQ Advisors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ Advisors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and IndexIQ Advisors and profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and IndexIQ Advisors and acknowledged that New York Life Investments and IndexIQ Advisors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ Advisors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ Advisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ Advisors in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ Advisors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and IndexIQ Advisors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

36	MainStay VP IQ Hedge Multi-Strategy Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803523	MSVPARM11-02/21 (NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	7.90%	7.20%	7.96%	0.77%
Service Class Shares	5/2/2005	7.63	6.93	7.69	1.02

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Value Index[3]	4.96%	9.73%	10.49%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	6.43	3.64	3.11
Balanced Composite Index[5]	7.02	7.75	7.83
Morningstar Allocation—50% to 70% Equity Category Average[6]	11.44	8.68	7.36

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,144.60	$4.04	$1,021.37	$3.81	0.75%

Service Class Shares	$1,000.00	$1,143.10	$5.39	$1,020.11	$5.08	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–0.875%, due 12/31/22–11/15/30

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Farm Credit Bank, 0.75%–2.03%, due 4/5/27–10/15/30

4.	Federal Home Loan Mortgage Corporation, 0.375%–1.42%, due 7/21/25–12/30/30

5.	Federal Home Loan Bank, 0.375%–3.25%, due 9/4/25–6/9/28
6.	Vanguard Mid-Cap Value ETF

7.	iShares Russell 1000 Value ETF

8.	Bank of America Corp.

9.	Federal National Mortgage Association, 0.50%–0.875%, due 6/17/25–8/5/30

10.	Kinder Morgan, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Balanced Portfolio returned 7.90% for Initial Class shares and 7.63% for Service Class shares. Over the same period, both share classes outperformed the 4.96% return of the Russell Midcap® Value Index, which is the Portfolio’s primary benchmark, and the 6.43% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 7.02% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and underperformed the 11.44% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Despite a global pandemic and its profound economic impact, U.S. equity markets showed extraordinary resilience in 2020, ultimately finishing the year at an all-time high, having reached fresh peaks 33 times. After a volatile and chaotic first quarter when the S&P 500® Index gave up 19.6% in gains, its worst quarterly performance since the Global Financial Crisis and the weakest first quarter performance since the Great Depression, the Index rebounded 20.5% in the second quarter, posting the best quarterly performance since 1999. U.S. equities went on to rally in the third and fourth quarters, supported by progress in COVID-19 vaccines, improved macroeconomic data, solid corporate earnings, supportive fiscal and monetary policies, and reopening optimism.

Market internals were just as dramatic during the year, with the Russell 1000® Growth Index beating the Russell 1000® Value Index by the largest annual margin in history. A mega-cap growth theme dominated market leadership for most of the reporting period, leading to an investment climate that was unconducive to stock selection as investors piled onto familiar technology and Internet names that were less impacted by “contact economy,” while penalizing smaller and cheaper stocks deemed as risky. Price-indiscriminate behavior and narrow preferences led to a collapse in market breadth and deep concentration in terms of stock, sector and factor performance, creating headwinds for the diversified and tightly risk-managed investment framework of the equity portion of the Portfolio. Intermittent volatility surges, abrupt short-term style gyrations and frequent risk appetite reversals also presented a challenging backdrop for medium- to long-term horizon investing. The equity portion of Portfolio was able to weather this adverse and disorderly market dynamic, helped by relatively strong returns from its large-cap allocations, which provided a safety net and a risk mitigation during the pandemic-driven market turmoil of February and March. Furthermore, favorable sector positioning helped offset the adverse impact from some stock selection.

Also noteworthy during the reporting period was a significant style rotation observed in the fourth quarter of 2020, as highlighted by the record-setting surge in the small-cap-focused Russell 2000® Index. At the same time, value indices finally outperformed growth indices, another indication of improving market breadth. The trend accelerated in November after the U.S. presidential election concluded, and Pfizer and BioNTech reported the surprisingly high level of effectiveness of their new COVID-19 vaccine. The positive vaccine news set off a sharp rally in energy, which had been the weakest performing segment of the market for the reporting period until then, causing the Portfolio’s momentum-related stock selection factors to sharply underperform. However, the long-awaited gains in value-oriented stocks versus their growth-oriented counterparts proved to be a positive development from the Portfolio’s factor and style diversification standpoint, improving the Portfolio’s stock selection efficacy.

Throughout the same period, the fixed-income portion of the Portfolio held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities. To facilitate these overweight positions, the Portfolio maintained an underweight exposure to the U.S. Treasury sector. As the corporate sector generated the strongest gains for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the overweight exposure to corporate bonds held by the fixed-income portion of the Portfolio proved accretive to relative performance. An overweight position in U.S. government agencies, particularly the callable subsector, also enhanced relative performance during the reporting period, as did underweight exposure to U.S. Treasury securities. Conversely, overweight exposure to commercial mortgage-backed securities, particularly the non-agency subsector, detracted from performance during the same period.

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

The pandemic-related equity market crash that started in the second half of February 2020 and continued into the March 23 market low point caused liquidity to diminish and volatility to

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Balanced Portfolio

spike up, leading to challenges for the equity portion of the Portfolio in terms of trade implementation.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Pandemic-related restrictions on global mobility and economic activities had a disproportionate impact on the value-oriented and small-cap segments of the equity market, prompting historic losses in those segments during the market crash cited above. Another “black swan” event was observed on November 9, when the unexpected announcement by Pfizer and BioNTech that their vaccine’s efficacy was over 90% triggered the worst single-day momentum crash as the work-from-home tech theme sharply sold off and beaten-down cyclical value stocks rallied, causing momentum to suffer on both sides.

From a liquidity perspective, the first quarter of 2020 proved to be a challenging environment for the fixed-income portion of the Portfolio and for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads2 and a more difficult environment in which to transact. While the heavy-handed response by the U.S. Federal Reserve (“Fed”) opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

During the reporting period, the performance of the fixed-income portion of the Portfolio was materially impacted by the coronavirus pandemic. In March, option-adjusted spreads3 on risk assets moved sharply wider as the virus spread throughout the United States, undermining the relative performance of the Portfolio’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration4 U.S. Treasury bonds.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not invest in derivatives. During the same period, the use of derivatives by the fixed-income portion of the Portfolio was limited to interest rate derivatives used to keep the Portfolio’s duration in line with our target. These interest rate derivatives had a positive impact on performance during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

The strongest contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index came from the financials, real estate and utilities sectors. (Contributions take weightings and total returns into account.) The most significant detractors from benchmark-relative performance were the materials, industrials and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included gold miner Newmont; Internet & direct marketing retailer Qurate Retail; and life sciences tools & services provider IQVIA. The stocks that detracted most from the absolute performance of the equity portion of the Portfolio during the same period included mortgage REIT (real estate investment trust) MFA Financial; hotel, resort & cruise line operator Norwegian Cruise Line; and oil & gas driller Patterson-UTI Energy.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio made its largest initial purchase in shares of medical diagnostics and research solutions provider Agilent Technologies, and its largest increase in position size in specialized machinery maker Parker-Hannifin. Over the same period, the equity portion of the Portfolio made its largest complete sale of its position in casino & gaming company MGM Resorts International and its most substantial decrease in position size in diversified electric utility FirstEnergy.

2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Relative to the Russell Midcap® Value Index, the equity portion of the Portfolio saw its largest weighting increases of the reporting period in the real estate and financials sectors. Over the same period, the equity portion of the Portfolio saw its most significant decreases in sector exposures relative to the primary benchmark in materials and industrials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the equity portion of the Portfolio held its most substantially overweight sector positions relative to the Russell Midcap® Value Index in health care and consumer staples. As of the same date, the equity portion of the Portfolio held its most substantially underweight sector positions relative to the Index in real estate and utilities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally maintained a duration that was relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were two occasions where the duration of the fixed-income portion of the Portfolio was longer or shorter than that of the Index. In the beginning of the reporting period, the Portfolio’s duration was shorter than that of the benchmark. This strategy had a negative impact on the Portfolio’s relative performance. In the latter half of the reporting period, the Portfolio had a duration longer than that of the Index. This strategy had a slightly positive impact on the Portfolio’s relative performance. As of December 31, 2020, the fixed-income portion of the Portfolio had a duration of 4.10 years, compared to a duration of 4.11 years for the Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

After the Fed announced emergency lending facilities in March 2020, corporations reacted swiftly by issuing record amounts of debt to improve liquidity positions on balance sheets. This newly issued debt—priced at historically attractive levels—presented an attractive opportunity to increase the credit allocation of the fixed-income portion of the Portfolio across multiple corporate subsectors. Toward the end of the reporting period, we modestly reduced the corporate credit allocation of the fixed-income portion of the Portfolio as credit spreads tightened to the tightest levels since February. The increase in virus cases, lack of further fiscal stimulus and impending U.S. election were our primary reasons for the risk reduction in the sector.

Throughout the reporting period, we added to the fixed-income portion of the Portfolio’s exposure to 5-to-10-year U.S. government agency securities. Because of newly introduced Federal Housing Finance Agency liquidity rules, Fannie Mae and Freddie Mac were forced to extend the duration of their issuance. This led to an increase in 5-to-10-year U.S. government agency securities. We funded the fixed-income portion of the Portfolio’s purchases of U.S. government agency securities by selling U.S. Treasury securities, thus reducing exposure to the Treasury sector. During the first quarter of 2020, we increased the fixed-income portion of the Portfolio’s allocation to AAA-rated5 non-agency mortgage-backed securities due to attractive valuations versus shorter-duration alternatives. During this time frame, we also increased the fixed-income portion of the Portfolio’s allocation to non-agency commercial mortgage-backed securities (CMBS) as we saw compelling relative value within AAA-rated conduit CMBS versus other alternatives. Throughout the reporting period, we added to the fixed-income portion of the Portfolio’s asset-backed securities allocation with an emphasis on AAA-rated collateralized loan obligations, which remain one of our highest conviction sectors in terms of relative value within investment-grade fixed income.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. Positioning in the industrials sector—particularly the basic, capital goods and consumer cyclical subsectors—bolstered performance relative to the Index. Leading performers included bonds issued by Anglo American, Boeing, Nissan Motor and Deutsche Telekom. Positioning within the financials sector was also accretive to relative performance, led by overweight positions among the REIT and finance company subsectors. Overweight holdings in bonds issued by Credit Suisse Group and JPMorgan Chase contributed positively to relative returns. Among noncorporate sectors, performance relative to the Index benefited from underweight exposure to the foreign agency subsector and overweight exposure to the U.S. government agency sector. Overweight positions in the asset-backed securities sector were accretive to

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

10	MainStay VP Balanced Portfolio

performance as well, while overweight positions in commercial mortgage-backed securities and mortgage-backed securities detracted from relative returns.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The largest purchases during the period included aerospace & defense issuer Boeing and wireless operator T-Mobile USA. We purchased Boeing due to the significant yield relative to other industrial credits and our view that the company would maintain investment-grade ratings for the foreseeable future. T-Mobile USA was purchased due to our constructive view on the sector and the company’s strong operating performance. The largest sales during the period included holdings of Occidental Petroleum and HSBC Holdings Corporation. Occidental was sold due to the significant increase in leverage and highly indebted balance sheet, as well as the subsequent downgrade to high yield. HSBC was sold due to our change in opinion of future operating performance of the bank.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

As described in greater detail above, during the first quarter of the reporting period the fixed-income portion of the Portfolio increased its allocations to AAA-rated non-agency mortgage-backed securities and to non-agency CMBS. During the second quarter, the fixed-income portion of the Portfolio increased its allocation to corporate credit while trimming exposure to the U.S. Treasury sector. Throughout the reporting period, the fixed-income portion of the Portfolio increased allocations to 5-year to 10-year U.S. government agency securities and to asset-backed securities with an emphasis on AAA-rated collateralized loan obligations. Toward the end of the reporting period, the fixed-income portion of the Portfolio modestly reduced its corporate credit allocation.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, particularly in financials, industrials and utilities. The fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, CMBS and U.S. government agencies, with the largest of these overweight positions in asset-backed securities.

As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to the Index in the sovereign, supranational, foreign agency and foreign local government sectors. The fixed-income portion of the Portfolio also held an underweight position relative to the Index in the U.S. Treasury sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 34.4%† Asset-Backed Securities 5.0%
Auto Floor Plan Asset-Backed Securities 0.2%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$600,000	$707,077

Automobile Asset-Backed Securities 0.1%
Toyota Auto Loan Extended Note Trust Series 2020-1A, Class A 1.35%, due 5/25/33 (a)	500,000	514,844

Other Asset-Backed Securities 4.7%
AIMCO CLO Series 2017-AA, Class A 1.478% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	250,000	249,981
Apidos CLO XV Series 2013-15A, Class A1RR 1.228%, due 4/20/31 (a)(b)	500,000	497,027
Apidos CLO XXV Series 2016-25A, Class A1R 1.388% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	400,001
Apidos CLO XXXII Series 2019-32A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	500,794
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 1.437% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	600,000	599,999
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 1.377% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	398,838	398,445
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1RR 1.468% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	300,000	300,007
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 1.577% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	250,000	250,218
CAL Funding IV, Ltd. Series 2020-1A, Class A 2.22%, due 9/25/45 (a)	734,063	743,396
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 1.439% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	750,008

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Cedar Funding XII CLO, Ltd. Series 2020-12A, Class A 1.504% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	$500,000	$500,323
Dryden CLO, Ltd. Series 2019-76A, Class A1 1.548% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	250,000	250,383
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	73,206	75,182
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	232,119	246,235
HPS Loan Management, Ltd. Series 2011A-17, Class AR 1.243% (3 Month LIBOR + 1.02%), due 5/6/30 (a)(b)	850,000	844,848
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 1.301% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	400,000	399,443
Magnetite XXIII, Ltd. Series 2019-23A, Class A 1.515% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(b)	250,000	250,225
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	151,669	157,383
Neuberger Berman Loan Advisers CLO 24, Ltd. Series 2017-24A, Class AR 1.238% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	250,000	249,150
Neuberger Berman Loan Advisers CLO 35, Ltd. Series 2019-35A, Class A1 1.558% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	600,000	601,013
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 1.395% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	350,000	348,712
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	350,016
OHA Credit Funding, Ltd. Series 2020-6A, Class A1 1.902% (3 Month LIBOR + 1.65%), due 7/20/31 (a)(b)	600,000	601,729

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square CLO, Ltd. (a)(b)
Series 2014-1A, Class A1R2 1.348% (3 Month LIBOR + 1.13%), due 1/17/31	$250,000	$250,000
Series 2015-1A, Class A1R2 1.433% (3 Month LIBOR + 1.22%), due 5/21/29	500,000	500,035
Series-2015-2A, Class A2R2 1.768% (3 Month LIBOR + 1.55%), due 7/20/30	750,000	748,168
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 1.298% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	573,563	573,475
Regatta XIV Funding, Ltd. Series 2018-3A, Class A 1.405% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	600,000	599,998
Sierra Timeshare Receivables Funding LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	84,175	87,267
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A 1.29%, due 7/15/53	401,200	402,559
Series 2020-PTB, Class A2A 1.60%, due 9/15/54	500,000	504,667
SoFi Professional Loan Program LLC Series 2019-A, Class A1FX 3.18%, due 6/15/48 (a)	15,971	15,997
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 1.374% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	249,340
TIAA CLO III, Ltd. Series 2017-2A, Class A 1.38% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	347,328
TICP CLO XIII, Ltd. Series 2019 13A, Class A 1.537% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	350,000	350,018
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 1.288% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	260,000	260,005
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.11%, due 9/20/45 (a)	489,374	495,068

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Vantage Data Centers LLC Series 2020-1A, Class A2 1.645%, due 9/15/45 (a)	$875,000	$880,997
Voya CLO, Ltd. Series 2019-1A, Class AR 1.297% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	250,000	248,437
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 1.428% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	400,000	400,006

		16,477,883

Total Asset-Backed Securities (Cost $17,621,296)		17,699,804

Corporate Bonds 15.1%
Aerospace & Defense 0.4%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	445,000	504,637
Boeing Co.
3.10%, due 5/1/26	240,000	256,991
3.25%, due 2/1/28	325,000	348,676
3.625%, due 2/1/31	375,000	410,393

		1,520,697

Apparel 0.0%‡
Ralph Lauren Corp. 1.70%, due 6/15/22	150,000	152,729

Auto Manufacturers 1.1%
Daimler Finance North America LLC 1.121% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	550,000	554,138
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	425,000	432,414
3.664%, due 9/8/24	725,000	744,031
General Motors Financial Co., Inc.
4.35%, due 4/9/25	600,000	669,833
5.20%, due 3/20/23	175,000	191,886
Hyundai Capital America 2.375%, due 10/15/27 (a)	325,000	340,755
Nissan Motor Co., Ltd. 4.81%, due 9/17/30 (a)	275,000	309,654
Volkswagen Group of America Finance LLC (a)
1.098% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	275,000	276,375
1.25%, due 11/24/25	300,000	302,974

		3,822,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks 3.6%
Australia & New Zealand Banking Group, Ltd. 3.70%, due 11/16/25	$275,000	$315,731
Bank of America Corp. 4.45%, due 3/3/26	2,130,000	2,482,620
BNP Paribas S.A. 2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (a)(b)	435,000	444,712
Citigroup, Inc. 4.60%, due 3/9/26	805,000	943,370
Credit Suisse A.G. 2.95%, due 4/9/25	475,000	521,071
Credit Suisse Group A.G. 2.193%, due 6/5/26 (a)(c)	665,000	694,960
Fifth Third Bancorp 4.30%, due 1/16/24	550,000	608,134
Goldman Sachs Group, Inc. 1.093%, due 12/9/26 (c)	550,000	556,046
JPMorgan Chase & Co. (c)
1.045%, due 11/19/26	930,000	940,509
2.956%, due 5/13/31	450,000	493,466
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	430,000	449,238
Mizuho Financial Group, Inc. (b)
0.837% (3 Month LIBOR + 0.63%), due 5/25/24	605,000	606,051
1.07% (3 Month LIBOR + 0.85%), due 9/13/23	300,000	301,648
Morgan Stanley
3.625%, due 1/20/27	300,000	343,565
4.35%, due 9/8/26	695,000	819,397
National Securities Clearing Corp. 0.75%, due 12/7/25 (a)	600,000	601,536
Santander UK PLC 2.10%, due 1/13/23	200,000	206,657
Societe Generale S.A. 1.488% (1 Year Treasury Constant Maturity Rate + 1.10%), due 12/14/26 (a)(b)	525,000	529,638
Truist Bank 1.50%, due 3/10/25	400,000	414,126
UBS Group A.G. 1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	475,000	480,318

		12,752,793

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	660,000	815,031
Diageo Capital PLC 2.125%, due 4/29/32	325,000	343,319

		1,158,350

	Principal Amount	Value
Building Materials 0.2%
Owens Corning 3.95%, due 8/15/29	$600,000	$691,970
Vulcan Materials Co. 3.50%, due 6/1/30	125,000	143,576

		835,546

Chemicals 0.5%
Albemarle Corp. 1.271% (3 Month LIBOR + 1.05%), due 11/15/22 (b)	575,000	573,638
E.I. du Pont de Nemours & Co. 1.70%, due 7/15/25	150,000	156,316
LYB International Finance III LLC 1.25%, due 10/1/25	150,000	152,627
NewMarket Corp. 4.10%, due 12/15/22	475,000	504,242
Nutrien, Ltd. 3.625%, due 3/15/24	175,000	189,815
Nutrition & Biosciences, Inc. 1.832%, due 10/15/27 (a)	250,000	257,666

		1,834,304

Computers 0.1%
DXC Technology Co. 4.00%, due 4/15/23	175,000	186,170

Diversified Financial Services 0.6%
AIG Global Funding 0.90%, due 9/22/25 (a)	350,000	350,706
BlackRock, Inc. 1.90%, due 1/28/31	125,000	130,841
Blackstone Holdings Finance Co. LLC 1.60%, due 3/30/31 (a)	300,000	298,314
GE Capital Funding LLC 4.05%, due 5/15/27 (a)	1,215,000	1,389,953

		2,169,814

Electric 1.5%
Berkshire Hathaway Energy Co. 1.65%, due 5/15/31 (a)	425,000	424,940
Commonwealth Edison Co. 3.10%, due 11/1/24	225,000	244,308
DTE Electric Co. 2.65%, due 6/15/22	450,000	462,258
DTE Energy Co. 1.05%, due 6/1/25	225,000	227,526
Entergy Arkansas LLC 3.70%, due 6/1/24	450,000	493,925
Entergy Corp. 4.00%, due 7/15/22	875,000	917,488
Exelon Corp. 4.05%, due 4/15/30	250,000	295,821

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	$600,000	$654,132
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	450,000	503,918
Pinnacle West Capital Corp. 1.30%, due 6/15/25	525,000	533,335
Southern California Edison Co. 1.20%, due 2/1/26	350,000	354,162

		5,111,813

Electrical Components & Equipment 0.1%
Emerson Electric Co. 1.80%, due 10/15/27	350,000	369,863

Electronics 0.1%
Flex, Ltd. 3.75%, due 2/1/26	250,000	279,640

Food 0.1%
Conagra Brands, Inc. 4.85%, due 11/1/28	400,000	496,749

Forest Products & Paper 0.1%
Georgia-Pacific LLC 0.95%, due 5/15/26 (a)	200,000	200,985

Health Care—Products 0.1%
Baxter International, Inc. 1.73%, due 4/1/31 (a)	425,000	428,460

Health Care—Services 0.1%
Fresenius Medical Care U.S. Finance III, Inc. 2.375%, due 2/16/31 (a)	300,000	304,906

Insurance 0.2%
Guardian Life Global Fund 1.25%, due 11/19/27 (a)	525,000	525,075
MassMutual Global Funding II 1.55%, due 10/9/30 (a)	200,000	199,903

		724,978

Iron & Steel 0.4%
Nucor Corp. 2.00%, due 6/1/25	250,000	264,755
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	825,000	890,106
Steel Dynamics, Inc. 2.40%, due 6/15/25	225,000	239,146

		1,394,007

	Principal Amount	Value
Machinery—Diversified 0.4%
CNH Industrial Capital LLC
1.95%, due 7/2/23	$275,000	$283,097
4.375%, due 4/5/22	300,000	313,637
Deere & Co. 3.10%, due 4/15/30	400,000	457,950
Flowserve Corp. 3.50%, due 10/1/30	250,000	266,860

		1,321,544

Media 0.0%‡
Discovery Communications LLC 3.625%, due 5/15/30	125,000	143,188

Mining 0.2%
Anglo American Capital PLC 5.625%, due 4/1/30 (a)	400,000	508,252

Oil & Gas 0.2%
Equinor ASA 1.75%, due 1/22/26	200,000	210,096
Valero Energy Corp. 2.85%, due 4/15/25	575,000	612,399

		822,495

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	800,000	871,972

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25	800,000	891,798

Pharmaceuticals 1.3%
AbbVie, Inc. 2.95%, due 11/21/26	825,000	912,326
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	600,000	705,730
Becton Dickinson & Co. 2.894%, due 6/6/22	1,205,000	1,245,532
Cigna Corp. 4.125%, due 11/15/25	1,140,000	1,313,305
CVS Health Corp. 1.875%, due 2/28/31	440,000	445,466

		4,622,359

Pipelines 0.8%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,000,000	1,045,526
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,489,000	1,493,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	$200,000	$206,728

		2,745,649

Real Estate Investment Trusts 1.4%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	775,000	845,938
Federal Realty Investment Trust 1.25%, due 2/15/26	125,000	127,294
Highwoods Realty, L.P. 3.875%, due 3/1/27	1,175,000	1,299,225
Kimco Realty Corp. 1.90%, due 3/1/28	200,000	206,568
Realty Income Corp. 3.25%, due 10/15/22	550,000	573,400
SBA Tower Trust (a)
1.884%, due 7/15/50	250,000	257,306
2.836%, due 1/15/50	500,000	532,325
Spirit Realty L.P. 3.20%, due 2/15/31	300,000	318,797
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	765,000	867,387

		5,028,240

Retail 0.0%‡
Advance Auto Parts, Inc. 1.75%, due 10/1/27	125,000	126,949

Telecommunications 0.7%
AT&T, Inc. 4.35%, due 3/1/29	675,000	805,046
T-Mobile USA, Inc. 2.55%, due 2/15/31 (a)	700,000	735,049
Verizon Communications, Inc.
3.376%, due 2/15/25	6,000	6,664
4.016%, due 12/3/29	787,000	935,813

		2,482,572

Total Corporate Bonds (Cost $49,874,904)		53,308,882

Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	220,000	244,860

Mexico 0.1%
Mexico Government International Bond 3.75%, due 1/11/28	300,000	337,050

	Principal Amount	Value
Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	$200,000	$221,090

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	52,902

Total Foreign Government Bonds (Cost $750,193)		855,902

Mortgage-Backed Securities 3.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
Bank
Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	307,779
Series 2018-BN14, Class A2 4.128%, due 9/15/60	400,000	427,533
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	200,000	208,109
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	156,757
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	614,510
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	916,369
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	500,000	548,506
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 1.637% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	1,250,000	1,193,635
CSMC WEST Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	750,000	740,674
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	821,653
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,026,602
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	937,497

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	$500,000	$523,917

		8,423,541

Whole Loan (Collateralized Mortgage Obligations) 0.6%
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(d)	280,255	283,800
JPMorgan Mortgage Trust Series 2019-1, Class A11 1.098% (1 Month LIBOR + 0.95%), due 5/25/49 (a)(b)	311,420	312,135
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(d)	233,876	238,827
Sequoia Mortgage Trust (a)(d)
Series 2020-3, Class A1 3.00%, due 4/25/50	609,274	626,933
Series 2020-1, Class A1 3.50%, due 2/25/50	113,037	115,223
Series 2020-2, Class A1 3.50%, due 3/25/50	545,712	564,347

		2,141,265

Total Mortgage-Backed Securities (Cost $10,558,092)		10,564,806

U.S. Government & Federal Agencies 11.1%
Federal Farm Credit Bank 2.1%
0.75%, due 4/5/27	450,000	448,369
0.90%, due 8/19/27	725,000	725,015
0.98%, due 4/27/27	500,000	499,128
1.14%, due 8/20/29	800,000	799,548
1.18%, due 12/17/29	750,000	748,510
1.23%, due 9/10/29	1,000,000	1,000,253
1.23%, due 7/29/30	725,000	725,031
1.25%, due 6/24/30	925,000	919,367
1.26%, due 10/15/30	600,000	600,076
2.03%, due 1/21/28	850,000	922,333

		7,387,630

Federal Home Loan Bank 1.2%
0.375%, due 9/4/25	730,000	729,744
2.50%, due 12/10/27	1,050,000	1,185,976
3.00%, due 3/10/28	300,000	347,098
3.125%, due 9/12/25	800,000	900,595
3.25%, due 6/9/28	800,000	946,510

		4,109,923

	Principal Amount	Value
Federal Home Loan Mortgage Corporation 1.7%
0.375%, due 7/21/25	$30,000	$30,016
0.375%, due 9/23/25	175,000	174,709
0.625%, due 12/17/25	725,000	727,313
0.64%, due 11/24/25	1,300,000	1,304,043
0.65%, due 10/27/25	1,750,000	1,750,064
0.85%, due 12/30/27	325,000	321,711
0.90%, due 11/23/27	600,000	599,681
1.30%, due 8/12/30	578,000	572,684
1.42%, due 12/30/30	725,000	724,530

		6,204,751

Federal National Mortgage Association 0.7%
0.50%, due 6/17/25	650,000	653,448
0.75%, due 10/8/27	650,000	652,528
0.875%, due 8/5/30	1,225,000	1,202,200

		2,508,176

United States Treasury Notes 5.4%
0.125%, due 12/31/22	8,900,000	8,901,043
0.125%, due 12/15/23	8,200,000	8,190,391
0.25%, due 12/31/25	490,000	490,383
0.625%, due 12/31/27	625,000	624,316
0.875%, due 11/15/30	900,000	897,047

		19,103,180

Total U.S. Government & Federal Agencies (Cost $38,823,110)		39,313,660

Total Long-Term Bonds (Cost $117,627,595)		121,743,054

	Shares
Common Stocks 57.0%
Aerospace & Defense 0.9%
Boeing Co.	2,151	460,443
General Dynamics Corp.	3,126	465,211
Huntington Ingalls Industries, Inc.	404	68,874
L3Harris Technologies, Inc.	2,481	468,959
Northrop Grumman Corp.	1,811	551,848
Raytheon Technologies Corp.	6,583	470,750
Textron, Inc.	15,440	746,215

		3,232,300

Air Freight & Logistics 0.4%
FedEx Corp.	2,407	624,906
United Parcel Service, Inc., Class B	3,693	621,901
XPO Logistics, Inc. (e)	271	32,303

		1,279,110

Auto Components 0.2%
Aptiv PLC	5,197	677,117

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Automobiles 0.4%
Ford Motor Co.	101,800	$894,822
General Motors Co.	11,161	464,744

		1,359,566

Banks 2.4%
Bank of America Corp.	18,220	552,248
Citigroup, Inc.	8,980	553,707
Comerica, Inc.	6,302	352,030
Fifth Third Bancorp	36,606	1,009,227
First Hawaiian, Inc.	19,106	450,519
First Republic Bank	5,070	744,935
JPMorgan Chase & Co.	3,709	471,303
PacWest Bancorp	27,243	691,972
PNC Financial Services Group, Inc.	3,173	472,777
Signature Bank	5,654	764,930
Synovus Financial Corp.	22,469	727,321
Truist Financial Corp.	13,317	638,284
U.S. Bancorp	11,765	548,131
Umpqua Holdings Corp.	3,086	46,722
Wells Fargo & Co.	18,342	553,562

		8,577,668

Beverages 0.8%
Coca-Cola Co.	8,585	470,801
Constellation Brands, Inc., Class A	2,510	549,815
Keurig Dr. Pepper, Inc.	17,160	549,120
Molson Coors Beverage Co., Class B	17,409	786,713
PepsiCo., Inc.	3,736	554,049

		2,910,498

Biotechnology 0.7%
AbbVie, Inc.	6,118	655,544
Alkermes PLC (e)	8,492	169,415
Biogen, Inc. (e)	2,592	634,677
Exelixis, Inc. (e)	9,452	189,701
Gilead Sciences, Inc.	11,126	648,201
United Therapeutics Corp. (e)	1,611	244,534

		2,542,072

Building Products 1.2%
A.O. Smith Corp.	12,801	701,751
Carrier Global Corp.	10,790	406,999
Johnson Controls International PLC	27,884	1,299,115
Owens Corning	7,296	552,745
Trane Technologies PLC	9,036	1,311,666

		4,272,276

Capital Markets 3.4%
Ameriprise Financial, Inc.	5,631	1,094,272
Bank of New York Mellon Corp.	15,274	648,229
BlackRock, Inc.	890	642,171
Cboe Global Markets, Inc.	2,052	191,082

	Shares	Value
Capital Markets (continued)
Charles Schwab Corp.	11,956	$634,146
CME Group, Inc.	2,577	469,143
Evercore, Inc., Class A	2,882	315,982
Goldman Sachs Group, Inc.	2,438	642,925
Intercontinental Exchange, Inc.	4,832	557,081
Lazard, Ltd., Class A	17,000	719,100
LPL Financial Holdings, Inc.	7,495	781,129
Morgan Stanley	9,301	637,398
Nasdaq, Inc.	5,980	793,785
Northern Trust Corp.	8,228	766,356
Raymond James Financial, Inc.	9,088	869,449
S&P Global, Inc.	1,990	654,173
State Street Corp.	15,635	1,137,915
T. Rowe Price Group, Inc.	2,158	326,700

		11,881,036

Chemicals 1.5%
Air Products & Chemicals, Inc.	1,730	472,671
Cabot Corp.	13,883	623,069
CF Industries Holdings, Inc.	17,750	687,103
Dow, Inc.	10,111	561,161
DuPont de Nemours, Inc.	6,772	481,557
Ecolab, Inc.	2,165	468,419
Element Solutions, Inc.	737	13,067
Linde PLC	1,787	470,892
LyondellBasell Industries N.V., Class A	5,226	479,015
PPG Industries, Inc.	1,455	209,840
RPM International, Inc.	5,091	462,161
Valvoline, Inc.	12,044	278,698

		5,207,653

Commercial Services & Supplies 0.6%
Clean Harbors, Inc. (e)	4,750	361,475
Republic Services, Inc.	10,653	1,025,884
Waste Management, Inc.	4,648	548,139

		1,935,498

Communications Equipment 0.3%
Cisco Systems, Inc.	14,091	630,572
CommScope Holding Co., Inc. (e)	42,307	566,914

		1,197,486

Construction & Engineering 0.2%
Quanta Services, Inc.	11,099	799,350

Consumer Finance 0.8%
American Express Co.	5,347	646,506
Capital One Financial Corp.	5,627	556,229
SLM Corp.	57,947	717,963
Synchrony Financial	30,019	1,041,959

		2,962,657

Containers & Packaging 0.0%‡
Ardagh Group S.A.	4,230	72,798

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Distributors 0.2%
Genuine Parts Co.	1,498	$150,444
LKQ Corp. (e)	17,095	602,428

		752,872

Diversified Consumer Services 0.4%
Graham Holdings Co., Class B	1,287	686,460
H&R Block, Inc.	33,498	531,278
Terminix Global Holdings, Inc. (e)	2,554	130,280

		1,348,018

Diversified Financial Services 0.3%
Berkshire Hathaway, Inc., Class B (e)	2,035	471,855
Jefferies Financial Group, Inc.	30,416	748,234

		1,220,089

Diversified Telecommunication Services 0.3%
AT&T, Inc.	16,286	468,386
Verizon Communications, Inc.	7,883	463,126

		931,512

Electric Utilities 1.6%
American Electric Power Co., Inc.	5,720	476,304
Duke Energy Corp.	5,152	471,717
Entergy Corp.	8,111	809,802
Evergy, Inc.	2,933	162,811
Exelon Corp.	11,016	465,096
FirstEnergy Corp.	7,547	231,014
Hawaiian Electric Industries, Inc.	4,825	170,757
NextEra Energy, Inc.	6,159	475,167
NRG Energy, Inc.	14,882	558,819
OGE Energy Corp.	15,351	489,083
PPL Corp.	33,526	945,433
Southern Co.	7,751	476,144
Xcel Energy, Inc.	1,008	67,203

		5,799,350

Electrical Equipment 0.7%
Eaton Corp. PLC	4,663	560,213
Emerson Electric Co.	6,873	552,383
GrafTech International, Ltd.	43,102	459,467
Hubbell, Inc.	1,194	187,207
Regal Beloit Corp.	5,976	733,913

		2,493,183

Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc. (e)	7,965	774,995
Avnet, Inc.	19,930	699,742
Corning, Inc.	11,859	426,924
Jabil, Inc.	16,575	704,935

		2,606,596

Energy Equipment & Services 0.3%
Helmerich & Payne, Inc.	25,568	592,155

	Shares	Value
Energy Equipment & Services (continued)
Schlumberger N.V.	25,451	$555,595

		1,147,750

Entertainment 0.9%
Activision Blizzard, Inc.	6,922	642,708
Electronic Arts, Inc.	4,497	645,769
Lions Gate Entertainment Corp., Class B (e)	65,937	684,426
Take-Two Interactive Software, Inc. (e)	3,322	690,278
Walt Disney Co. (e)	2,599	470,887

		3,134,068

Equity Real Estate Investment Trusts 3.2%
Alexandria Real Estate Equities, Inc.	2,597	462,837
American Homes 4 Rent, Class A	8,201	246,030
Apple Hospitality REIT, Inc.	17,124	221,071
AvalonBay Communities, Inc.	2,729	437,813
Boston Properties, Inc.	2,399	226,777
Brixmor Property Group, Inc.	5,742	95,030
Camden Property Trust	1,828	182,654
Crown Castle International Corp.	2,975	473,590
CubeSmart	3,745	125,869
Digital Realty Trust, Inc.	3,354	467,917
Duke Realty Corp.	11,506	459,895
Equity LifeStyle Properties, Inc.	1,989	126,023
Equity Residential	7,129	422,607
Essex Property Trust, Inc.	1,328	315,294
Extra Space Storage, Inc.	723	83,767
Federal Realty Investment Trust	1,458	124,105
First Industrial Realty Trust, Inc.	2,482	104,567
Gaming and Leisure Properties, Inc.	4,296	182,150
Healthcare Trust of America, Inc., Class A	4,214	116,054
Healthpeak Properties, Inc.	10,458	316,145
Host Hotels & Resorts, Inc.	25,452	372,363
Invitation Homes, Inc.	10,881	323,166
Life Storage, Inc.	936	111,749
Medical Properties Trust, Inc.	8,167	177,959
Mid-America Apartment Communities, Inc.	3,595	455,451
Park Hotels & Resorts, Inc.	4,556	78,135
Prologis, Inc.	4,733	471,691
Public Storage	2,026	467,864
Realty Income Corp.	6,818	423,875
Regency Centers Corp.	3,266	148,897
Rexford Industrial Realty, Inc.	2,394	117,569
SBA Communications Corp.	1,683	474,825
STORE Capital Corp.	4,679	158,992
Sun Communities, Inc.	2,051	311,649
UDR, Inc.	5,679	218,244
Ventas, Inc.	3,735	183,164
VEREIT, Inc.	4,241	160,267
VICI Properties, Inc.	3,810	97,155
W.P. Carey, Inc.	3,375	238,208
Weingarten Realty Investors	2,350	50,925

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Welltower, Inc.	5,619	$363,100
Weyerhaeuser Co.	15,916	533,664

		11,129,107

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	1,705	642,410
Kroger Co.	35,262	1,119,921
Sysco Corp.	8,573	636,631
Walgreens Boots Alliance, Inc.	15,959	636,445
Walmart, Inc.	4,358	628,206

		3,663,613

Food Products 1.1%
Bunge, Ltd.	7,242	474,930
General Mills, Inc.	9,249	543,841
Ingredion, Inc.	9,212	724,708
Kraft Heinz Co.	13,205	457,685
Mondelez International, Inc., Class A	9,421	550,846
Tyson Foods, Inc., Class A	15,435	994,632

		3,746,642

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	5,092	557,523
Baxter International, Inc.	6,925	555,662
Becton Dickinson and Co.	1,873	468,662
Boston Scientific Corp. (e)	13,315	478,674
Danaher Corp.	2,464	547,353
Hill-Rom Holdings, Inc.	7,634	747,903
Hologic, Inc. (e)	4,975	362,329
ICU Medical, Inc. (e)	3,232	693,232
Medtronic PLC	4,767	558,407
Stryker Corp.	1,949	477,583

		5,447,328

Health Care Providers & Services 2.4%
AmerisourceBergen Corp.	8,024	784,426
Anthem, Inc.	2,022	649,244
Centene Corp. (e)	9,331	560,140
Cigna Corp.	2,715	565,209
CVS Health Corp.	8,063	550,703
HCA Healthcare, Inc.	3,859	634,651
Humana, Inc.	1,543	633,046
Laboratory Corp. of America Holdings (e)	4,176	850,025
McKesson Corp.	4,442	772,553
Molina Healthcare, Inc. (e)	3,050	648,674
Quest Diagnostics, Inc.	3,248	387,064
UnitedHealth Group, Inc.	1,829	641,394
Universal Health Services, Inc., Class B	6,077	835,587

		8,512,716

Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	3,044	362,601

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Extended Stay America, Inc.	47,268	$700,039
Las Vegas Sands Corp.	7,879	469,588
Marriott International, Inc., Class A	4,278	564,354
McDonald’s Corp.	2,564	550,183
Starbucks Corp.	5,260	562,715
Wyndham Destinations, Inc.	15,488	694,792
Yum! Brands, Inc.	5,765	625,848

		4,530,120

Household Durables 0.4%
Lennar Corp.
Class A	7,284	555,259
Class B	7,876	482,011
PulteGroup, Inc.	8,850	381,612

		1,418,882

Household Products 0.5%
Colgate-Palmolive Co.	6,427	549,573
Kimberly-Clark Corp.	4,098	552,533
Procter & Gamble Co.	3,958	550,716

		1,652,822

Independent Power & Renewable Electricity Producers 0.5%
AES Corp.	40,074	941,739
Vistra Corp.	42,678	839,049

		1,780,788

Industrial Conglomerates 0.6%
3M Co.	3,141	549,015
General Electric Co.	43,702	471,982
Honeywell International, Inc.	2,614	555,998
Roper Technologies, Inc.	1,098	473,337

		2,050,332

Insurance 2.2%
Aflac, Inc.	14,412	640,901
Allstate Corp.	5,889	647,378
American International Group, Inc.	12,543	474,878
American National Group, Inc.	4,088	392,938
Chubb, Ltd.	3,614	556,267
Fidelity National Financial, Inc.	8,813	344,500
First American Financial Corp.	14,363	741,562
Hartford Financial Services Group, Inc.	20,114	985,184
Marsh & McLennan Cos., Inc.	4,765	557,505
MetLife, Inc.	13,685	642,511
Progressive Corp.	5,594	553,135
Travelers Cos., Inc.	3,943	553,479
Unum Group	27,198	623,922

		7,714,160

Interactive Media & Services 0.7%
Alphabet, Inc. (e)
Class A	356	623,940
Class C	356	623,669

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Interactive Media & Services (continued)
Pinterest, Inc., Class A (e)	3,761	$247,850
Twitter, Inc. (e)	3,477	188,280
Zillow Group, Inc., Class A (e)	5,598	760,992

		2,444,731

Internet & Direct Marketing Retail 0.4%
eBay, Inc.	12,598	633,050
Qurate Retail, Inc., Series A	66,663	731,293

		1,364,343

IT Services 1.9%
Amdocs, Ltd.	11,540	818,532
Automatic Data Processing, Inc.	3,108	547,630
CACI International, Inc., Class A (e)	2,311	576,202
Cognizant Technology Solutions Corp., Class A	7,779	637,489
DXC Technology Co.	31,325	806,619
Fidelity National Information Services, Inc.	3,314	468,798
Fiserv, Inc. (e)	4,126	469,786
Global Payments, Inc.	2,224	479,094
International Business Machines Corp.	4,398	553,620
Leidos Holdings, Inc.	8,415	884,585
Science Applications International Corp.	3,215	304,268
Twilio, Inc., Class A (e)	457	154,694

		6,701,317

Leisure Products 0.2%
Peloton Interactive, Inc., Class A (e)	764	115,914
Polaris, Inc.	7,497	714,314

		830,228

Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc.	10,872	1,288,223
Bruker Corp.	12,953	701,146
Charles River Laboratories International, Inc. (e)	1,909	476,982
IQVIA Holdings, Inc. (e)	5,911	1,059,074
PPD, Inc. (e)	19,108	653,876
PRA Health Sciences, Inc. (e)	5,409	678,505
Thermo Fisher Scientific, Inc.	1,191	554,744
Waters Corp. (e)	1,097	271,420

		5,683,970

Machinery 2.3%
AGCO Corp.	7,409	763,794
Caterpillar, Inc.	3,077	560,076
Crane Co.	6,958	540,358
Cummins, Inc.	3,524	800,300
Deere & Co.	2,365	636,303
Dover Corp.	5,009	632,386
Fortive Corp.	5,773	408,844
Gates Industrial Corp. PLC (e)	4,879	62,256
Illinois Tool Works, Inc.	2,712	552,923

	Shares	Value
Machinery (continued)
ITT, Inc.	1,049	$80,794
Oshkosh Corp.	797	68,598
Otis Worldwide Corp.	7,921	535,064
PACCAR, Inc.	9,556	824,492
Parker-Hannifin Corp.	4,854	1,322,278
Timken Co.	2,157	166,865

		7,955,331

Media 0.7%
Charter Communications, Inc., Class A (e)	970	641,703
Comcast Corp., Class A	10,740	562,776
Fox Corp., Class B (e)	19,552	564,662
News Corp.
Class A	34,003	611,034
Class B	8,447	150,103

		2,530,278

Metals & Mining 1.0%
Freeport-McMoRan, Inc.	28,116	731,578
Newmont Corp.	13,937	834,687
Nucor Corp.	6,528	347,224
Reliance Steel & Aluminum Co.	6,589	789,033
Southern Copper Corp.	8,651	563,353
Steel Dynamics, Inc.	8,903	328,254

		3,594,129

Mortgage Real Estate Investment Trusts 0.2%
AGNC Investment Corp.	25,214	393,338
Annaly Capital Management, Inc.	22,364	188,976

		582,314

Multi-Utilities 0.7%
Consolidated Edison, Inc.	8,990	649,707
Dominion Energy, Inc.	6,309	474,437
DTE Energy Co.	93	11,291
MDU Resources Group, Inc.	12,120	319,241
Public Service Enterprise Group, Inc.	828	48,272
Sempra Energy	3,675	468,232
WEC Energy Group, Inc.	5,414	498,251

		2,469,431

Multiline Retail 0.4%
Dollar Tree, Inc. (e)	3,247	350,806
Kohl’s Corp.	12,455	506,794
Target Corp.	3,588	633,389

		1,490,989

Oil, Gas & Consumable Fuels 1.9%
Chevron Corp.	6,465	545,969
Cimarex Energy Co.	5,974	224,085
ConocoPhillips	11,831	473,122
Devon Energy Corp.	41,327	653,380
EOG Resources, Inc.	9,500	473,765
Exxon Mobil Corp.	11,139	459,149

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.	28,053	$725,170
Kinder Morgan, Inc.	34,090	466,010
Phillips 66	6,706	469,018
Pioneer Natural Resources Co.	5,776	657,829
Targa Resources Corp.	29,067	766,787
Valero Energy Corp.	11,489	649,933
Williams Cos., Inc.	13,374	268,149

		6,832,366

Personal Products 0.6%
Estee Lauder Cos., Inc., Class A	2,398	638,324
Herbalife Nutrition, Ltd. (e)	14,742	708,353
Nu Skin Enterprises, Inc., Class A	12,762	697,188

		2,043,865

Pharmaceuticals 1.1%
Bristol-Myers Squibb Co.	10,356	642,383
Catalent, Inc. (e)	1,247	129,775
Johnson & Johnson	3,583	563,892
Merck & Co., Inc.	7,867	643,521
Perrigo Co. PLC	16,879	754,829
Pfizer, Inc.	17,191	632,801
Zoetis, Inc.	3,380	559,390

		3,926,591

Professional Services 0.4%
ManpowerGroup, Inc.	8,137	733,795
Robert Half International, Inc.	9,553	596,871

		1,330,666

Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (e)	16,551	1,038,078
Jones Lang LaSalle, Inc.	1,021	151,486

		1,189,564

Road & Rail 1.3%
CSX Corp.	6,056	549,582
J.B. Hunt Transport Services, Inc.	1,511	206,478
Knight-Swift Transportation Holdings, Inc.	17,428	728,839
Norfolk Southern Corp.	2,319	551,018
Ryder System, Inc.	11,085	684,610
Schneider National, Inc., Class B	31,812	658,508
Uber Technologies, Inc. (e)	10,563	538,713
Union Pacific Corp.	2,669	555,739

		4,473,487

Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices, Inc. (e)	5,076	465,520
Analog Devices, Inc.	3,794	560,488
Broadcom, Inc.	1,465	641,450
Cirrus Logic, Inc. (e)	2,411	198,184
Entegris, Inc.	2,967	285,129
First Solar, Inc. (e)	751	74,289

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	13,447	$669,930
Microchip Technology, Inc.	4,320	596,635
Micron Technology, Inc. (e)	6,580	494,684
MKS Instruments, Inc.	2,324	349,646
Qorvo, Inc. (e)	6,025	1,001,777
Skyworks Solutions, Inc.	1,571	240,174
Texas Instruments, Inc.	3,919	643,225

		6,221,131

Software 1.5%
Autodesk, Inc. (e)	2,111	644,573
CDK Global, Inc.	14,382	745,419
Citrix Systems, Inc.	6,516	847,732
Oracle Corp.	9,757	631,180
salesforce.com, Inc. (e)	2,069	460,415
SS&C Technologies Holdings, Inc.	10,694	777,989
Synopsys, Inc. (e)	2,689	697,096
Teradata Corp. (e)	14,737	331,140

		5,135,544

Specialty Retail 1.9%
Advance Auto Parts, Inc.	2,599	409,369
AutoNation, Inc. (e)	10,362	723,164
AutoZone, Inc. (e)	451	534,633
Best Buy Co., Inc.	9,811	979,040
Dick’s Sporting Goods, Inc.	8,941	502,574
Foot Locker, Inc.	17,730	717,001
Gap, Inc.	9,218	186,111
Home Depot, Inc.	2,350	624,207
L Brands, Inc.	13,632	506,974
Ross Stores, Inc.	5,161	633,822
TJX Cos., Inc.	9,254	631,956
Williams-Sonoma, Inc.	3,386	344,830

		6,793,681

Technology Hardware, Storage & Peripherals 0.7%
Dell Technologies, Inc., Class C (e)	7,540	552,607
HP, Inc.	52,835	1,299,213
Xerox Holdings Corp.	30,540	708,222

		2,560,042

Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc.	5,529	520,113
PVH Corp.	8,050	755,815
Tapestry, Inc.	25,918	805,531

		2,081,459

Thrifts & Mortgage Finance 0.4%
New York Community Bancorp, Inc.	69,274	730,841
Rocket Cos., Inc., Class A (e)(f)	26,779	541,471

		1,272,312

Tobacco 0.3%
Altria Group, Inc.	13,234	542,594

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Tobacco (continued)
Philip Morris International, Inc.	7,673	$635,248

		1,177,842

Trading Companies & Distributors 0.1%
United Rentals, Inc. (e)	860	199,443

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (e)	3,495	471,301

Total Common Stocks (Cost $152,653,329)		201,343,388

Exchange-Traded Funds 6.4%
iShares iBoxx Investment Grade Corporate Bond ETF	6,470	893,701
iShares Intermediate Government / Credit Bond ETF	104,327	12,273,028
iShares Russell 1000 Value ETF	25,218	3,448,057
iShares Russell Mid-Cap ETF	18,551	1,271,671
SPDR S&P 500 ETF Trust	2,954	1,104,442
Vanguard Mid-Cap Value ETF	30,294	3,603,774

Total Exchange-Traded Funds (Cost $21,777,411)		22,594,673

	Principal Amount
Short-Term Investments 0.7%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.00%, dated 12/30/20 due 1/4/21 Proceeds at Maturity $1,855,412 (Collateralized by a United States Treasury Note with rate of 0.12% and maturity date 12/31/22, with a Principal Amount of $1,892,600 and a Market Value of $1,892,600)	$1,855,412	1,855,412

Total Repurchase Agreement (Cost $1,855,412)		1,855,412

	Shares	Value
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (g)(h)	554,886	$554,886

Total Unaffiliated Investment Company (Cost $554,886)		554,886

Total Short-Term Investments (Cost $2,410,298)		2,410,298

Total Investments (Cost $294,468,633)	98.5%	348,091,413
Other Assets, Less Liabilities	1.5	5,473,793
Net Assets	100.0%	$353,565,206

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $532,210; the total market value of collateral held by the Portfolio was $571,624. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $16,738 (See Note 2(I)).

(g)	Current yield as of December 31, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2020 (continued)

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	20	March 2021	$4,415,501	$4,419,531	$4,030
5-Year United States Treasury Note	92	March 2021	11,584,732	11,607,094	22,362
10-Year United States Treasury Note	35	March 2021	4,826,780	4,832,734	5,954

Total Long Contracts					32,346

Short Contracts
10-Year United States Treasury Ultra Note	(16)	March 2021	(2,500,831)	(2,501,750)	(919)
United States Treasury Long Bond	(4)	March 2021	(694,602)	(692,750)	1,852

Total Short Contracts					933

Net Unrealized Appreciation					$33,279

1.	As of December 31, 2020, cash in the amount of $71,452 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,699,804	$—	$17,699,804
Corporate Bonds	—	53,308,882	—	53,308,882
Foreign Government Bonds	—	855,902	—	855,902
Mortgage-Backed Securities	—	10,564,806	—	10,564,806
U.S. Government & Federal Agencies	—	39,313,660	—	39,313,660

Total Long-Term Bonds	—	121,743,054	—	121,743,054

Common Stocks	201,343,388	—	—	201,343,388
Exchange-Traded Funds	22,594,673	—	—	22,594,673
Short-Term Investments
Repurchase Agreements	—	1,855,412	—	1,855,412
Unaffiliated Investment Company	554,886	—	—	554,886

Total Short-Term Investments	554,886	1,855,412	—	2,410,298

Total Investments in Securities	224,492,947	123,598,466	—	348,091,413

Other Financial Instruments
Futures Contracts (b)	34,198	—	—	34,198

Total Investments in Securities and Other Financial Instruments	$224,527,145	$123,598,466	$—	$348,125,611

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(919)	$—	$—	$(919)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $294,468,633) including securities on loan of $532,210	$348,091,413
Cash	6,806,683
Due from custodian	115,423
Cash collateral on deposit at broker for futures contracts	71,452
Receivables:
Investment securities sold	846,129
Dividends and interest	801,292
Portfolio shares sold	66,686
Securities lending	7,107
Variation margin on futures contracts	4,835

Total assets	356,811,020

Liabilities
Cash collateral received for securities on loan	554,886
Payables:
Investment securities purchased	2,276,944
Manager (See Note 3)	205,591
NYLIFE Distributors (See Note 3)	70,463
Portfolio shares redeemed	68,947
Professional fees	39,034
Shareholder communication	15,394
Custodian	12,036
Trustees	482
Accrued expenses	2,037

Total liabilities	3,245,814

Net assets	$353,565,206

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,091
Additional paid-in capital	293,212,648

293,236,739
Total distributable earnings (loss)	60,328,467

Net assets	$353,565,206

Initial Class
Net assets applicable to outstanding shares	$18,532,836

Shares of beneficial interest outstanding	1,249,982

Net asset value per share outstanding	$14.83

Service Class
Net assets applicable to outstanding shares	$335,032,370

Shares of beneficial interest outstanding	22,840,738

Net asset value per share outstanding	$14.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividends (a)	$4,567,338
Interest	3,265,336
Securities lending	15,838
Other	13

Total income	7,848,525

Expenses
Manager (See Note 3)	2,411,343
Distribution/Service—Service Class (See Note 3)	817,898
Professional fees	84,815
Custodian	50,206
Shareholder communication	28,167
Trustees	8,793
Miscellaneous	18,862

Total expenses	3,420,084

Net investment income (loss)	4,428,441

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,431,170
Futures transactions	732,837

Net realized gain (loss)	6,164,007

Net change in unrealized appreciation (depreciation) on:
Investments	9,401,109
Futures contracts	110,950

Net change in unrealized appreciation (depreciation)	9,512,059

Net realized and unrealized gain (loss)	15,676,066

Net increase (decrease) in net assets resulting from operations	$20,104,507

(a)	Dividends recorded net of foreign withholding taxes in the amount of $562.

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,428,441	$5,910,879
Net realized gain (loss)	6,164,007	15,008,899
Net change in unrealized appreciation (depreciation)	9,512,059	37,960,055

Net increase (decrease) in net assets resulting from operations	20,104,507	58,879,833

Distributions to shareholders:
Initial Class	(1,017,200)	(984,754)
Service Class	(18,038,419)	(19,651,493)

Total distributions to shareholders	(19,055,619)	(20,636,247)

Capital share transactions:
Net proceeds from sale of shares	26,609,990	29,650,468
Net asset value of shares issued to shareholders in reinvestment of distributions	19,055,619	20,636,247
Cost of shares redeemed	(86,852,589)	(63,406,846)

Increase (decrease) in net assets derived from capital share transactions	(41,186,980)	(13,120,131)

Net increase (decrease) in net assets	(40,138,092)	25,123,455

Net Assets
Beginning of year	393,703,298	368,579,843

End of year	$353,565,206	$393,703,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.59	$13.23	$15.18	$14.26	$13.57

Net investment income (loss) (a)	0.21	0.25	0.28	0.23	0.21

Net realized and unrealized gain (loss) on investments	0.88	1.93	(1.31)	1.18	1.15

Total from investment operations	1.09	2.18	(1.03)	1.41	1.36

Less distributions:

From net investment income	(0.30)	(0.29)	(0.25)	(0.19)	(0.20)

From net realized gain on investments	(0.55)	(0.53)	(0.67)	(0.30)	(0.47)

Total distributions	(0.85)	(0.82)	(0.92)	(0.49)	(0.67)

Net asset value at end of year	$14.83	$14.59	$13.23	$15.18	$14.26

Total investment return (b)	7.90%	16.75%	(7.36%)	10.02%	10.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.52%	1.75%	1.88%	1.54%	1.47	%(c)

Net expenses (d)	0.76%	0.76%	0.74%	0.74%	0.74	%(e)

Expenses (before waiver/reimbursement) (d)	0.76%	0.76%	0.74%	0.74%	0.76%

Portfolio turnover rate	218%	186%	209%	174%	253%

Net assets at end of year (in 000’s)	$18,533	$18,653	$16,084	$17,209	$15,666

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.76%.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.43	$13.09	$15.03	$14.13	$13.45

Net investment income (loss) (a)	0.17	0.21	0.24	0.19	0.17

Net realized and unrealized gain (loss) on investments	0.88	1.91	(1.30)	1.17	1.15

Total from investment operations	1.05	2.12	(1.06)	1.36	1.32

Less distributions:

From net investment income	(0.26)	(0.25)	(0.21)	(0.16)	(0.17)

From net realized gain on investments	(0.55)	(0.53)	(0.67)	(0.30)	(0.47)

Total distributions	(0.81)	(0.78)	(0.88)	(0.46)	(0.64)

Net asset value at end of year	$14.67	$14.43	$13.09	$15.03	$14.13

Total investment return (b)	7.63%	16.46%	(7.59%)	9.75%	9.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.27%	1.50%	1.62%	1.28%	1.22	%(c)

Net expenses (d)	1.01%	1.01%	0.99%	0.99%	0.99	%(e)

Expenses (before waiver/reimbursement) (d)	1.01%	1.01%	0.99%	0.99%	1.01%

Portfolio turnover rate	218%	186%	209%	174%	253%

Net assets at end of year (in 000’s)	$335,032	$375,050	$352,496	$426,646	$395,611

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.01%.

28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

30	MainStay VP Balanced Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

31

Notes to Financial Statements (continued)

based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S.

government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $532,210; the total market value of collateral held by the Portfolio was $571,624. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $16,738 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $554,886.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank

32	MainStay VP Balanced Portfolio

Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$34,198	$34,198

Total Fair Value	$34,198	$34,198

Liability Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(919)	$(919)

Total Fair Value	$(919)	$(919)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$732,837	$732,837

Total Net Realized Gain (Loss)	$732,837	$732,837

Net Change in Unrealized Appreciation (Depreciation) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$110,950	$110,950

Total Net Change in Unrealized Appreciation (Depreciation)	$110,950	$110,950

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$22,467,750	$22,467,750
Futures Contracts Short	$(2,505,540)	$(2,505,540)

33

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.70%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,411,343 and paid MacKay Shields and NYL Investors $633,725 and $511,228, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$299,556,147	$49,339,901	$(806,582)	$48,533,319

As of December 31, 2020 the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$7,829,955	$3,926,312	$41,873	$48,530,327	$60,328,467

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization, and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$10,837,122	$8,218,497	$6,650,092	$13,986,155

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

34	MainStay VP Balanced Portfolio

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $263,417 and $300,227 respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $479,204 and $503,514 respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	86,898	$1,207,655
Shares issued to shareholders in reinvestment of distributions	73,825	1,017,200
Shares redeemed	(189,520)	(2,605,835)

Net increase (decrease)	(28,797)	$(380,980)

Year ended December 31, 2019:
Shares sold	116,654	$1,695,814
Shares issued to shareholders in reinvestment of distributions	70,731	984,754
Shares redeemed	(124,405)	(1,795,584)

Net increase (decrease)	62,980	$884,984

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	1,840,287	$25,402,335
Shares issued to shareholders in reinvestment of distributions	1,322,542	18,038,419
Shares redeemed	(6,305,685)	(84,246,754)

Net increase (decrease)	(3,142,856)	$(40,806,000)

Year ended December 31, 2019:
Shares sold	1,955,145	$27,954,654
Shares issued to shareholders in reinvestment of distributions	1,425,556	19,651,493
Shares redeemed	(4,315,727)	(61,611,262)

Net increase (decrease)	(935,026)	$(14,005,115)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial

35

Notes to Financial Statements (continued)

markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as subadvisor to the equity portion of the Portfolio and the related subadvisory agreement; (ii) modifying the Portfolio’s principal investment strategies, investment process and primary benchmark; and (iii) reducing the Portfolio’s contractual management fee.

36	MainStay VP Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments, MacKay and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

38	MainStay VP Balanced Portfolio

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and NYL Investors and ongoing analysis of, and interactions with, MacKay and NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and NYL Investors provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and NYL Investors’ experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and NYL Investors and New York Life Investments’, MacKay’s and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, MacKay and NYL Investors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance attributable to MacKay and NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2020, and performed in line with its peer funds for the ten-year period ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments, MacKay and NYL Investors regarding the Portfolio’s investment performance.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and NYL Investors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Portfolio. Because MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and NYL Investors and acknowledged that New York Life Investments, MacKay and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Portfolio were not excessive.

40	MainStay VP Balanced Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s manage-

ment fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

42	MainStay VP Balanced Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

44	MainStay VP Balanced Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay VP Balanced Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802143	MSVPBL11-02/21 (NYLIAC) NI508

MainStay VP Janus Henderson

Balanced Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	14.32%	11.83%	10.50%	0.58%
Service Class Shares	2/17/2012	14.03	11.55	10.22	0.83

Benchmark Performance	One Year	Five Years	Since Inception

S&P 500® Index[3]	18.40%	15.22%	14.45%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	7.51	4.44	3.40
Janus Balanced Composite Index[5]	14.20	10.57	9.59
Morningstar Allocation—50% to 70% Equity Category Average[6]	11.44	8.68	7.67

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,145.90	$3.13	$1,022.22	$2.95	0.58%

Service Class Shares	$1,000.00	$1,144.50	$4.47	$1,020.96	$4.22	0.83%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.
2.	Apple, Inc.
3.	Amazon.com, Inc.
4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 12/1/24–6/1/57
5.	Alphabet, Inc., Class C
6.	United States Treasury Bonds, 1.125%–2.75%, due 5/15/40–8/15/50
7.	Mastercard, Inc.
8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 1.50%–6.00%, due 5/1/31–5/1/50
9.	UnitedHealth Group, Inc.
10.	Adobe, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA,1 Greg Wilensky and Michael Keough of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Janus Henderson Balanced Portfolio returned 14.32% for Initial Class shares and 14.03% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, Initial Class shares outperformed and Service Class shares underperformed the 14.20% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, while both share classes outperformed the 11.44% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s underperformance was due to its allocation to bonds during a period in which equities generated robust returns. Relative to the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%), outperformance was driven by the Portfolio’s ability to dynamically adjust its allocations with changing market conditions. Specifically, we reduced the Portfolio’s risk asset exposure heading into the height of the pandemic-related correction and pivoted to a more optimistic stance as stimulus measures were announced and the economic outlook began to improve. During the reporting period, approximately 58% of the Portfolio was invested in stocks, on average (based on month-end data). The equity allocation dipped as low as 48% in March but stood at approximately 63% as of December 31, 2020. The Portfolio’s equity allocation may vary based on market conditions, and positioning reflected our belief that equities offered greater risk-adjusted opportunities versus fixed-income throughout the reporting period.

The equity portion of the Portfolio generally performed in line with the S&P 500® Index. Relative returns benefited from sector positioning, including materially underweight exposure to energy, the worst-performing benchmark sector during the reporting period, and overweight exposure to the strong-performing information technology sector. Conversely, stock selection weighed on relative results, particularly in the consumer discretionary, industrials and materials sectors.

The fixed-income portion of the Portfolio outperformed relative to the Bloomberg Barclays U.S. Aggregate Bond Index. We adjusted the Portfolio’s allocations throughout the reporting period to account for the changing levels of risk and reward we identified across fixed-income sectors, reducing credit allocations into the height of the market sell-off and adding risk back as the U.S. Federal Reserve (“Fed”) provided increasing support to the bond market. Other allocation decisions further enhanced relative returns, including adopting overweight exposure to corporate credit and, as the reporting period progressed, increasing the Portfolio’s underweight position in agency mortgage-backed securities and U.S. Treasury securities.

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

Liquidity across multiple asset classes was challenged at times during the pandemic-related market sell-off that occurred in the first quarter of 2020. However, the Fed’s aggressive support of financial markets and corporations contributed to a rapid improvement in market conditions—particularly in fixed-income markets—by late March and throughout the remainder of the year. Improved liquidity in the U.S. Treasury market and an opening of capital markets for corporations resulted in a record over $1 trillion in debt issued by investment-grade companies in the first half of the year, and over $2 trillion by December 31, 2020.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

In the first quarter, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Staggering levels of federal monetary and fiscal stimulus provided a backstop that bolstered investor confidence by late March and throughout the remainder of the reporting period.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio and which sectors were particularly weak?

Materially underweight exposure to the lagging energy sector made the strongest positive contribution to the performance of the equity portion of the Portfolio relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) Favorable stock selection in the information technology sector made it the second-strongest contributor to relative performance. Stock selection and an underweight position in financials made it the third-strongest contributing sector.

Disappointing stock selection made consumer discretionary the weakest-contributing sector relative to the S&P 500® Index.

1.	Effective April 2, 2021, Mr. Pinto will no longer serve as portfolio manager for the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Janus Henderson Balanced Portfolio

Stock selection also made industrials and materials the second- and third-weakest contributing sectors, respectively.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The Portfolio’s position in technology company Apple was the strongest positive contributor to the absolute performance of the equity portion of the Portfolio. Optimism around the rollout of high-speed, wireless 5G networks and the company’s newest product lineup supported the stock. At the same time, the recurring revenue stream from Apple’s services business increased, making the company less dependent on the phone replacement cycle.

Shares in software company Microsoft made the second-strongest positive contribution to absolute performance. The COVID-19 pandemic radically accelerated the digital transformation, rewarding companies like Microsoft that offer products and services relevant to this shift in technology and capital spending. Microsoft’s Azure cloud platform and subscription-based Office 365 suite continued to grow, and the demand outlook for these products remained robust.

Holdings in e-commerce, cloud computing and digital streaming company Amazon provided the third-strongest positive contribution to absolute performance. Amazon’s customers made heavy use of its home delivery services amid pandemic-related travel restrictions and work-from-home arrangements. Amazon Web Services (AWS) remained entrenched as the largest cloud services provider, and we expect demand for this highly profitable business segment to remain strong as the digital transformation continues.

Shares in aircraft manufacturing company Boeing, which generated negative returns, made the weakest contribution to absolute performance. Boeing’s 737 MAX aircraft remained grounded, and the pandemic resulted in stiff and potentially lingering headwinds for global air traffic and Boeing’s airline partners. We became concerned with the level of debt the company had accumulated amid these challenges and closed the Portfolio’s position in the first half of the reporting period.

Holdings in chemicals producer LyondellBasell generated the second-weakest contribution to absolute performance. The stock struggled early during the pandemic-driven correction as prices for ethylene—LyondellBasell’s primary product line—are generally tied to oil prices, which fell to extremely low levels in the first quarter of 2020. We closed the Portfolio’s position in the first half of the reporting period.

The Portfolio’s position in bank holding company US Bancorp made the third-weakest contribution to absolute performance.

Banks were negatively impacted during the reporting period, particularly in the height of the pandemic-driven correction, as investors evaluated the consequences of a low-rate environment. Concerned with the company’s growth outlook amid the Fed’s commitment to lower-for-longer interest rates, we sold the Portfolio’s position in the latter half of the reporting period.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in biopharmaceutical company AbbVie during the reporting period as we sought to increase the Portfolio’s exposure to health care stocks that we believed were positioned to benefit from pent-up demand for elective procedures. AbbVie recently acquired pharmaceutical company Allergan, which we believe has the potential to benefit from the resumption of treatments using Allergan’s BOTOX® Cosmetic Treatment. We also believe the long-term growth outlook for AbbVie is robust and its acquisition of Allergan should ultimately be accretive to earnings.

The equity portion of the Portfolio also initiated a position in semiconductor manufacturer Qualcomm. We believe the company is well positioned to take advantage of the new 5G wireless investment cycle and has improved visibility going forward regarding regulatory and legal issues. Qualcomm exhibits accelerating revenue growth and generates strong free cash flows which it returns to shareholders via share buybacks and dividends.

The equity portion of the Portfolio sold its position in Boeing during the reporting period. We also exited the Portfolio’s long-standing position in Altria, prompted by concern for the company’s growth outlook as traditional tobacco product sales continue to be eroded by products that pose a lower health risk. Additionally, Altria’s once-promising acquisition of e-cigarette maker Juul, which we initially believed might offset some of that decline, later appeared to be a poor use of capital given the persistent regulatory issues and public backlash facing e-cigarettes.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to health care, information technology and consumer discretionary, while decreasing its exposure to industrials, consumer staples and financials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the largest overweight position in the equity portion of the Portfolio was in the information technology sector, followed by consumer discretionary. As of the same date, the most significantly underweight position in the equity

9

portion of the Portfolio was in materials, followed by communication services. As of December 31, 2020, the Portfolio did not hold stocks in the energy or utilities sectors.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of December 31, 2020, the duration of the fixed-income portion of the Portfolio was 6.37 years, or approximately 104% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. As the spread of COVID-19 gathered momentum early in the reporting period—but before the bulk of the markets’ collapse—we increased the Portfolio’s duration by shifting assets into longer-date U.S. Treasury bonds. The Portfolio maintained overweight exposure to longer duration bonds through the end of the reporting period to help counter risk asset allocations. While the fixed-income portion of the Portfolio held materially underweight exposure to Treasury bonds during the reporting period, the Treasury allocation was biased to the longer end of the yield curve.4 As of December 31, 2020, the duration of the Portfolio’s Treasury holdings was longer than the duration of the Treasury component of the Index; however, the Portfolio’s duration contribution from Treasury holdings closed the reporting period lower than the benchmark’s duration contribution from Treasury bonds. As of the same date, the Portfolio’s corporate credit duration was substantially below that of the Index. However, given its credit overweight, the Portfolio’s duration contribution from corporate bonds was lower than the benchmark’s duration contribution from corporates.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The fixed-income portion of the Portfolio’s positioning in investment-grade corporate bonds performed well during the reporting period. Overweight exposure, coupled with strong security selection, contributed positively to relative results. An out-of-benchmark allocation to high-yield bonds further benefited relative performance, particularly later in the reporting period as the economic outlook improved and market participants became comfortable allocating to riskier assets. The Portfolio maintained underweight positions in both Treasury bonds and mortgage-backed securities, positioning that further bolstered relative returns as corporate credit markets generally performed better over the reporting period. No asset class detracted from relative performance in the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

One of the largest shifts in the fixed-income portion of the Portfolio was the increase in corporate bond exposure beginning in mid-March. We added risk to the Portfolio at first by purchasing select, higher-quality companies that we thought would be better positioned in the event of an extended downturn, particularly in the utilities, telecommunications, and aerospace & defense sectors. As the Fed’s commitment to supporting credit markets solidified, we became increasingly comfortable adding additional risk, focusing on sectors and securities that were more challenged but, in the Fed’s view, could still navigate the environment of extremely elevated economic uncertainty. We gained further confidence amid the reopening of economies and positive developments in COVID-19 treatments, adding, in some cases, more cyclical names, including those driven by consumer demand. With spreads5 in many corporate bonds at their widest levels in a decade, we sought to take advantage of what was, in our view, an abundance of attractive relative value opportunities. Later in the reporting period, with much of the recovery already priced into the highest-quality corporate bonds, we increased the Portfolio’s exposure to the lowest tier of investment-grade as well as high-yield areas. For the reporting period as a whole, the fixed-income portion of the Portfolio saw its corporate bond allocation rise by approximately 14%.

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

On a corporate industry basis, the fixed-income portion of the Portfolio increased exposure to banking and technology during the reporting period while decreasing exposure to pharmaceuticals and metals & mining.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio ended the reporting period with underweight exposure to Treasury securities and mortgage-backed securities, and zero exposure to government-related securities. As of December 31, 2020, the fixed-income portion of the Portfolio held overweight exposure to corporate credit, commercial mortgage-backed securities and asset-backed securities. As of the same date, the fixed-income portion of the Portfolio also held out-of-index positions in high-yield corporate credit, collateralized mortgage obligations, bank loans and cash.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments December 31, 2020

	Principal Amount	Value

Long-Term Bonds 36.3%† Asset-Backed Securities 1.9%
Automobile Asset-Backed Securities 0.5%
CarMax Auto Owner Trust Series 2017-3, Class C 2.72%, due 5/15/23	$642,000	$651,438
Credit Acceptance Auto Loan Series 2018-2A, Class B 3.94%, due 7/15/27 (a)	387,000	393,969
Drive Auto Receivables Trust Series 2017-3, Class D 3.53%, due 12/15/23 (a)	110,725	112,390
Series 2018-4, Class C 3.66%, due 11/15/24	127,286	128,266
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	226,311	229,446
Series 2017-1, Class E 5.17%, due 9/16/24	1,590,000	1,624,582
Series 2017-2, Class E 5.27%, due 11/15/24	1,400,000	1,440,744
OneMain Direct Auto Receivables Trust (a) Series 2018-1A, Class C 3.85%, due 10/14/25	181,000	185,262
Series 2018-1A, Class D 4.40%, due 1/14/28	180,000	184,271
Santander Drive Auto Receivables Trust Series 2020-1, Class A2A 2.07%, due 1/17/23	247,602	248,784
Series 2016-3, Class E 4.29%, due 2/15/24	1,868,000	1,876,245
United Auto Credit Securitization Trust Series 2019-1, Class C 3.16%, due 8/12/24 (a)	361,873	363,575

		7,438,972

Other Asset-Backed Securities 1.4%
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I 4.194%, due 6/7/49 (a)	1,019,445	1,005,499
Arbys Funding LLC Series 2020-1A, Class A2 3.237%, due 7/30/50 (a)	1,404,480	1,435,112
Deutsche Bank Master Finance LLC (a) Series 2019-1A, Class A2I 3.787%, due 5/20/49	462,150	473,584
Series 2019-1A, Class A2II 4.021%, due 5/20/49	254,775	268,349
Series 2019-1A, Class A23 4.352%, due 5/20/49	369,325	399,111
Domino’s Pizza Master Issuer LLC (a) Series 2017-1A, Class A2II 3.082%, due 7/25/47	194,970	196,011

	Principal Amount	Value

Other Asset-Backed Securities (continued)
Domino’s Pizza Master Issuer LLC (a) (continued)
Series 2019-1A, Class A2 3.668%, due 10/25/49	$1,632,510	$1,734,068
Series 2018-1A, Class A2I 4.116%, due 7/25/48	905,165	950,496
Series 2017-1A, Class A23 4.118%, due 7/25/47	208,550	223,420
Series 2018-1A, Class A2II 4.328%, due 7/25/48	495,593	538,669
Jack in the Box Funding LLC (a) Series 2019-1A, Class A2I 3.982%, due 8/25/49	983,568	1,007,783
Series 2019-1A, Class A2II 4.476%, due 8/25/49	983,568	1,034,713
Series 2019-1A, Class A23 4.97%, due 8/25/49	983,568	1,058,132
NRZ Excess Spread Collateralized Notes Series 2020-PLS1 , Class A 3.844%, due 12/25/25 (a)(b)	470,000	469,999
Oak Street Investment Grade Net Lease Fund (a) Series 2020-1A, Class A1 1.85%, due 11/20/50	836,782	843,456
Series 2020-1A, Class A5 3.39%, due 11/20/50	1,207,000	1,221,800
Planet Fitness Master Issuer LLC (a) Series 2019-1A, Class A2 3.858%, due 12/5/49	864,270	815,058
Series 2018-1A, Class A2I 4.262%, due 9/5/48	617,780	616,143
Taco Bell Funding LLC (a) Series 2018-1A, Class A2I 4.318%, due 11/25/48	658,560	667,971
Series 2018-1A, Class A2II 4.94%, due 11/25/48	510,580	563,175
Vantage Data Centers LLC (a) Series 2020-1A, Class A2 1.645%, due 9/15/45	1,615,000	1,626,068
Series 2020-2A, Class A2 1.992%, due 9/15/45	705,000	709,432
VCAT LLC Series 2020-NPL1, Class A1 3.671%, due 8/25/50 (a)(c)	481,239	486,844
Wendy’s Funding LLC (a) Series 2018-1A, Class A2I 3.573%, due 3/15/48	314,280	323,972
Series 2019-1A, Class A2I 3.783%, due 6/15/49	500,835	530,650
Series 2018-1A, Class A2II 3.884%, due 3/15/48	88,270	93,662

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value

Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Wingstop Funding LLC Series 2020-1A, Class A2 2.841%, due 12/5/50 (a)	$816,000	$832,540

		20,125,717

Total Asset-Backed Securities (Cost $27,026,693)		27,564,689

Corporate Bonds 20.0%
Aerospace & Defense 0.6%
BAE Systems PLC (a) 1.90%, due 2/15/31	725,000	732,941
3.40%, due 4/15/30	544,000	616,284
Boeing Co. 2.25%, due 6/15/26	144,000	147,385
2.75%, due 2/1/26	442,000	464,785
3.25%, due 2/1/28	472,000	506,385
3.60%, due 5/1/34	918,000	966,600
4.508%, due 5/1/23	1,427,000	1,542,348
4.875%, due 5/1/25	460,000	524,358
5.705%, due 5/1/40	1,030,000	1,336,652
5.93%, due 5/1/60	280,000	397,206
General Dynamics Corp. 3.50%, due 4/1/27	456,000	524,581
Northrop Grumman Corp. 4.40%, due 5/1/30	862,000	1,069,956

		8,829,481

Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC 3.375%, due 11/13/25	1,828,000	1,878,014
4.00%, due 11/13/30	1,619,000	1,699,950
General Motors Co. 4.20%, due 10/1/27	396,000	448,724
5.00%, due 10/1/28	1,091,000	1,298,155
5.40%, due 4/1/48	378,000	476,027
General Motors Financial Co., Inc. 4.30%, due 7/13/25	223,000	250,012
4.35%, due 4/9/25	411,000	458,836
4.35%, due 1/17/27	405,000	461,047

		6,970,765

Banks 4.0%
Banco Santander S.A. 2.749%, due 12/3/30	1,600,000	1,649,163
Bank of America Corp. (d) 2.592%, due 4/29/31	3,117,000	3,340,671
3.705%, due 4/24/28	2,007,000	2,284,886
3.97%, due 3/5/29	670,000	782,285
4.30%, due 1/28/25 (e)	982,000	1,012,501

	Principal Amount	Value

Banks (continued)
Bank of America Corp. (d) (continued)
5.20%, due 6/1/23 (e)	$443,000	$461,827
6.10%, due 3/17/25 (e)	512,000	580,122
6.25%, due 9/5/24 (e)	1,172,000	1,300,407
Bank of New York Mellon Corp. 4.70% (5 Year Treasury Constant Maturity Rate + 4.358%), due 9/20/25 (e)(f)	2,024,000	2,232,067
BNP Paribas S.A. (a) 2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (f)	2,055,000	2,100,881
2.819%, due 11/19/25 (d)	227,000	241,965
3.052%, due 1/13/31 (d)	1,400,000	1,527,719
4.705%, due 1/10/25 (d)	758,000	842,464
Citigroup, Inc. (d) 3.887%, due 1/10/28	2,060,000	2,360,922
4.412%, due 3/31/31	1,635,000	1,982,694
4.70%, due 1/30/25 (e)	540,000	554,899
5.00%, due 9/12/24 (e)	559,000	581,011
5.35%, due 5/15/23 (e)(g)	537,000	559,151
5.90%, due 2/15/23 (e)	113,000	118,706
5.95%, due 1/30/23 (e)	890,000	934,143
5.95%, due 5/15/25 (e)	584,000	638,020
6.30%, due 5/15/24 (e)	123,000	133,332
Citizens Financial Group, Inc. 2.638%, due 9/30/32 (a)	863,000	909,209
Credit Agricole S.A. 1.907%, due 6/16/26 (a)(d)	426,000	441,850
Credit Suisse Group A.G. 4.50% (5 Year Treasury Constant Maturity Rate + 3.554%), due 9/3/30 (a)(e)(f)	1,837,000	1,846,001
First Republic Bank 4.625%, due 2/13/47	391,000	516,099
Goldman Sachs Group, Inc. 3.50%, due 4/1/25	2,399,000	2,665,264
4.128% (3 Month LIBOR + 3.922%), due 2/1/21 (e)(f)	2,013,000	2,008,934
4.95% (5 Year Treasury Constant Maturity Rate + 3.224%), due 2/10/25 (e)(f)	368,000	389,315
5.00%, due 11/10/22 (d)(e)(g)	163,000	164,630
HSBC Holdings PLC (d) 1.645%, due 4/18/26	700,000	715,933
2.357%, due 8/18/31	661,000	682,694
JPMorgan Chase & Co. (d) 2.083%, due 4/22/26	3,760,000	3,971,036
2.956%, due 5/13/31	3,100,000	3,399,432
3.96%, due 1/29/27	1,809,000	2,078,699
4.00%, due 4/1/25 (e)	442,000	449,182
4.60%, due 2/1/25 (e)	466,000	481,145
4.625%, due 11/1/22 (e)	184,000	181,673
5.00%, due 8/1/24 (e)	441,000	463,945

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Morgan Stanley 1.794%, due 2/13/32 (d)	$1,226,000	$1,234,766
2.188%, due 4/28/26 (d)	1,521,000	1,606,544
3.95%, due 4/23/27	1,401,000	1,619,765
4.35%, due 9/8/26	898,000	1,058,731
Natwest Group PLC 3.032% (5 Year Treasury Constant Maturity Rate + 2.35%), due 11/28/35 (f)	1,260,000	1,303,105
UBS Group A.G. 1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(f)	1,643,000	1,661,395
Westpac Banking Corp. 2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (f)	1,218,000	1,254,735
2.963%, due 11/16/40	361,000	384,420

		57,708,338

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.35%, due 6/1/40	809,000	992,605
4.90%, due 2/1/46	919,000	1,194,912
Coca-Cola Femsa S.A.B. de C.V. 2.75%, due 1/22/30	651,000	700,177
Diageo Capital PLC 1.375%, due 9/29/25	757,000	777,829
2.00%, due 4/29/30	713,000	743,523
2.125%, due 4/29/32	572,000	604,241
Fomento Economico Mexicano S.A.B. de C.V. 3.50%, due 1/16/50	766,000	852,401

		5,865,688

Biotechnology 0.2%
Royalty Pharma PLC (a) 1.75%, due 9/2/27	465,000	478,469
2.20%, due 9/2/30	90,000	92,423
3.30%, due 9/2/40	901,000	947,365
3.55%, due 9/2/50	899,000	957,840

		2,476,097

Building Materials 0.1%
Vulcan Materials Co. 3.50%, due 6/1/30	671,000	770,718

Chemicals 0.3%
Axalta Coating Systems LLC 3.375%, due 2/15/29 (a)	1,696,000	1,696,000
Element Solutions, Inc. 3.875%, due 9/1/28 (a)	1,338,000	1,376,467
Nutrition & Biosciences, Inc. (a) 1.832%, due 10/15/27	933,000	961,610
3.268%, due 11/15/40	342,000	367,513
3.468%, due 12/1/50	501,000	544,224

		4,945,814

	Principal Amount	Value

Commercial Services 1.2%
Booz Allen Hamilton, Inc. 3.875%, due 9/1/28 (a)	$1,244,000	$1,281,320
CoStar Group, Inc. 2.80%, due 7/15/30 (a)	1,339,000	1,391,269
Equifax, Inc. 2.60%, due 12/1/24	1,527,000	1,635,502
2.60%, due 12/15/25	1,126,000	1,215,393
3.10%, due 5/15/30	1,026,000	1,141,268
Experian Finance PLC 2.75%, due 3/8/30 (a)	2,299,000	2,496,158
Gartner, Inc. 3.75%, due 10/1/30 (a)	237,000	249,741
Global Payments, Inc. 2.90%, due 5/15/30	1,019,000	1,109,562
3.20%, due 8/15/29	309,000	341,921
4.80%, due 4/1/26	629,000	746,448
IHS Markit, Ltd. (a) 4.75%, due 2/15/25	687,000	788,401
5.00%, due 11/1/22	119,000	127,242
PayPal Holdings, Inc. 1.65%, due 6/1/25	530,000	553,734
2.30%, due 6/1/30	612,000	655,342
2.65%, due 10/1/26	1,436,000	1,578,452
Service Corp. International 3.375%, due 8/15/30	489,000	508,663
United Rentals North America, Inc. 3.875%, due 2/15/31	366,000	383,952
Verisk Analytics, Inc. 3.625%, due 5/15/50	704,000	820,510
5.50%, due 6/15/45	374,000	529,961

		17,554,839

Computers 0.3%
Dell International LLC / EMC Corp. 5.875%, due 6/15/21 (a)	1,148,000	1,150,066
Leidos, Inc. (a) 2.30%, due 2/15/31	823,000	837,978
2.95%, due 5/15/23	191,000	200,952
3.625%, due 5/15/25	741,000	828,505
4.375%, due 5/15/30	1,055,000	1,263,310

		4,280,811

Diversified Financial Services 0.8%
Charles Schwab Corp. (e)(f) 4.00% (10 Year Treasury Constant Maturity Rate + 3.079%), due 12/1/30	1,563,000	1,645,057
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25	3,408,000	3,795,660
Intercontinental Exchange, Inc. 1.85%, due 9/15/32	502,000	506,329
2.10%, due 6/15/30	955,000	991,270

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Diversified Financial Services (continued)
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (a) 3.625%, due 3/1/29	$1,013,000	$1,033,260
3.875%, due 3/1/31	1,481,000	1,536,537
Raymond James Financial, Inc. 4.65%, due 4/1/30	480,000	588,792
4.95%, due 7/15/46	477,000	653,704
5.625%, due 4/1/24	358,000	413,164
USAA Capital Corp 2.125%, due 5/1/30 (a)	150,000	157,724

		11,321,497

Electric 0.8%
AEP Transmission Co. LLC 3.65%, due 4/1/50	688,000	834,128
Ameren Corp. 3.50%, due 1/15/31	2,590,000	2,988,223
Black Hills Corp. 2.50%, due 6/15/30	407,000	427,461
Dominion Energy, Inc. 3.375%, due 4/1/30	1,199,000	1,365,775
NextEra Energy Capital Holdings, Inc. 2.75%, due 5/1/25	629,000	680,470
NRG Energy, Inc. 3.375%, due 2/15/29 (a)	1,057,000	1,082,156
3.625%, due 2/15/31 (a)	1,195,000	1,229,416
6.625%, due 1/15/27	1,094,000	1,155,308
7.25%, due 5/15/26	1,111,000	1,172,105
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	492,000	493,773

		11,428,815

Electronics 0.4%
Keysight Technologies, Inc. 3.00%, due 10/30/29	958,000	1,057,709
Sensata Technologies, Inc. 3.75%, due 2/15/31 (a)	1,260,000	1,306,091
Trimble, Inc. 4.75%, due 12/1/24 (g)	1,238,000	1,414,994
4.90%, due 6/15/28	2,027,000	2,425,481

		6,204,275

Food 0.5%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. (a) 5.50%, due 1/15/30	1,208,000	1,387,702
6.50%, due 4/15/29	944,000	1,098,911
JBS USA LUX S.A. / JBS USA Finance, Inc. 6.75%, due 2/15/28 (a)	612,000	687,582
Mondelez International, Inc. 2.75%, due 4/13/30	173,000	190,018

	Principal Amount	Value

Food (continued)
Sysco Corp. 5.95%, due 4/1/30	$1,571,000	$2,064,365
6.60%, due 4/1/40	726,000	1,061,961
6.60%, due 4/1/50	346,000	532,896

		7,023,435

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	2,032,000	2,171,700

Forest Products & Paper 0.1%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	817,000	832,311

Gas 0.0%‡
East Ohio Gas Co. 2.00%, due 6/15/30 (a)	152,000	157,538

Health Care—Products 0.2%
Avantor Funding, Inc. 4.625%, due 7/15/28 (a)	923,000	976,073
Baxter International, Inc. 3.95%, due 4/1/30 (a)	1,002,000	1,197,501
Boston Scientific Corp. 4.00%, due 3/1/29	291,000	342,947

		2,516,521

Health Care—Services 1.1%
Centene Corp. 3.375%, due 2/15/30	876,000	921,631
4.25%, due 12/15/27	1,112,000	1,178,720
4.625%, due 12/15/29	1,770,000	1,965,072
5.375%, due 6/1/26 (a)	1,510,000	1,592,612
Cigna Corp. 2.40%, due 3/15/30	218,000	232,436
3.20%, due 3/15/40	217,000	237,950
3.40%, due 9/17/21	186,000	189,999
3.40%, due 3/15/50	328,000	369,082
DaVita, Inc. (a) 3.75%, due 2/15/31	1,295,000	1,314,891
4.625%, due 6/1/30	1,054,000	1,118,557
HCA, Inc. 3.50%, due 9/1/30	1,621,000	1,722,436
5.375%, due 2/1/25	545,000	612,869
5.375%, due 9/1/26	220,000	252,868
5.625%, due 9/1/28	310,000	365,800
5.875%, due 2/15/26	286,000	328,900
5.875%, due 2/1/29	459,000	552,397
Molina Healthcare, Inc. 4.375%, due 6/15/28 (a)	2,834,000	2,982,785

		15,939,005

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders 0.0%‡
MDC Holdings, Inc. 5.50%, due 1/15/24	$465,000	$509,175

Household Products & Wares 0.1%
Avery Dennison Corp. 2.65%, due 4/30/30	1,251,000	1,341,798

Insurance 0.4%
Brown & Brown, Inc. 2.375%, due 3/15/31	216,000	226,069
4.50%, due 3/15/29	451,000	533,865
HSBC Holdings PLC 1.589%, due 5/24/27 (d)	2,931,000	2,980,584
Prudential Financial, Inc. 3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (f)	1,777,000	1,879,675

		5,620,193

Internet 0.4%
Booking Holdings, Inc. 4.10%, due 4/13/25	2,655,000	3,011,009
4.50%, due 4/13/27	1,201,000	1,428,418
4.625%, due 4/13/30	999,000	1,241,337

		5,680,764

Iron & Steel 0.1%
Allegheny Technologies, Inc. 5.875%, due 12/1/27 (g)	1,047,000	1,101,967
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	469,000	506,012

		1,607,979

Lodging 0.2%
Choice Hotels International, Inc. 3.70%, due 12/1/29	817,000	891,069
3.70%, due 1/15/31	294,000	325,611
Marriott International, Inc. 5.75%, due 5/1/25	1,540,000	1,801,340
MGM Resorts International 7.75%, due 3/15/22	182,000	193,830

		3,211,850

Machinery—Diversified 0.3%
Westinghouse Air Brake Technologies Corp. 3.20%, due 6/15/25	1,132,000	1,221,269
3.45%, due 11/15/26	273,000	299,692
4.40%, due 3/15/24	662,000	724,476
4.95%, due 9/15/28	2,293,000	2,720,468

		4,965,905

	Principal Amount	Value

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. (a) 4.25%, due 2/1/31	$1,527,000	$1,609,244
4.50%, due 5/1/32	2,216,000	2,366,068
Charter Communications Operating LLC / Charter Communications Operating Capital 2.80%, due 4/1/31	811,000	857,779
3.70%, due 4/1/51	523,000	543,112
4.80%, due 3/1/50	1,115,000	1,331,756
5.375%, due 5/1/47	205,000	255,862
6.484%, due 10/23/45	256,000	362,102
Comcast Corp. 3.75%, due 4/1/40	365,000	440,929
CSC Holdings LLC (a) 3.375%, due 2/15/31	926,000	908,637
4.125%, due 12/1/30	1,351,000	1,412,606
4.625%, due 12/1/30	1,204,000	1,256,675
Fox Corp. 4.03%, due 1/25/24	429,000	472,476
GCI LLC 4.75%, due 10/15/28 (a)	2,154,000	2,297,349
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	1,625,000	1,729,609

		15,844,204

Mining 0.1%
Constellium S.E. 5.75%, due 5/15/24 (a)	849,000	866,337

Miscellaneous—Manufacturing 0.1%
General Electric Co. 5.00%, due 3/15/21 (d)(e)	1,414,000	1,315,374
Series A 6.75%, due 3/15/32	542,000	759,918

		2,075,292

Oil & Gas 0.1%
Continental Resources, Inc. 5.75%, due 1/15/31 (a)	1,214,000	1,347,516

Pharmaceuticals 0.1%
Elanco Animal Health, Inc. 5.272%, due 8/28/23	1,242,000	1,356,885
Viatris, Inc. 1.65%, due 6/22/25 (a)	206,000	213,064

		1,569,949

Pipelines 0.7%
Cheniere Corpus Christi Holdings LLC 3.70%, due 11/15/29	1,121,000	1,247,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Cheniere Energy, Inc. 4.625%, due 10/15/28 (a)	$2,401,000	$2,521,050
Energy Transfer Operating, L.P. 4.95%, due 6/15/28	116,000	133,703
5.50%, due 6/1/27	159,000	187,143
5.875%, due 1/15/24	301,000	338,350
Hess Midstream Operations, L.P. 5.125%, due 6/15/28 (a)	1,336,000	1,396,534
Kinder Morgan, Inc. 4.30%, due 3/1/28	280,000	328,374
NGPL PipeCo LLC 4.375%, due 8/15/22 (a)	747,000	778,259
ONEOK, Inc.
5.85%, due 1/15/26	378,000	453,004
6.35%, due 1/15/31	808,000	1,035,951
7.15%, due 1/15/51	211,000	291,401
TransCanada PipeLines, Ltd. 4.10%, due 4/15/30	1,552,000	1,835,748

		10,547,485

Real Estate 0.1%
Crown Castle International Corp. 3.10%, due 11/15/29	912,000	1,004,964
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	651,000	689,807

		1,694,771

Real Estate Investment Trusts 1.0%
Agree L.P. 2.90%, due 10/1/30	473,000	502,464
Alexandria Real Estate Equities, Inc. 4.90%, due 12/15/30	1,155,000	1,469,825
Crown Castle International Corp. 3.65%, due 9/1/27	548,000	618,684
4.30%, due 2/15/29	636,000	755,358
Equinix, Inc. 1.80%, due 7/15/27	1,374,000	1,414,385
2.15%, due 7/15/30	623,000	633,685
2.90%, due 11/18/26	437,000	477,933
3.20%, due 11/18/29	688,000	755,263
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	187,000	196,307
4.00%, due 1/15/30	1,005,000	1,091,691
4.00%, due 1/15/31	429,000	468,133
5.25%, due 6/1/25	361,000	406,154
5.30%, due 1/15/29	86,000	99,498
5.375%, due 4/15/26	381,000	437,262
MPT Operating Partnership, L.P. / MPT Finance Corp. 3.50%, due 3/15/31	3,428,000	3,539,410

4.625%, due 8/1/29	332,000	354,825
5.00%, due 10/15/27	361,000	384,014

	Principal Amount	Value

Real Estate Investment Trusts (continued)
W.P. Carey, Inc. 2.40%, due 2/1/31	$917,000	$952,349

		14,557,240

Retail 0.9%
1011778 BC ULC / New Red Finance Inc. 4.00%, due 10/15/30 (a)	2,348,000	2,379,534
AutoZone, Inc. 1.65%, due 1/15/31	542,000	537,569
3.75%, due 4/18/29	453,000	522,413
CVS Health Corp. 2.70%, due 8/21/40	445,000	450,186
4.125%, due 4/1/40	593,000	711,383
4.25%, due 4/1/50	293,000	366,510
4.30%, due 3/25/28	277,000	329,619
5.05%, due 3/25/48	617,000	836,207
Dollar General Corp. 3.50%, due 4/3/30	790,000	906,898
4.125%, due 4/3/50	762,000	964,366
Lowe’s Cos., Inc.
4.50%, due 4/15/30	1,070,000	1,331,901
5.00%, due 4/15/40	682,000	923,365
Nordstrom, Inc. 4.375%, due 4/1/30 (g)	1,153,000	1,135,603
O’Reilly Automotive, Inc. 3.60%, due 9/1/27	25,000	28,464
3.90%, due 6/1/29	1,129,000	1,327,679
4.35%, due 6/1/28	192,000	228,382
Ross Stores, Inc. 1.875%, due 4/15/31	434,000	435,723

		13,415,802

Semiconductors 0.9%
Analog Devices, Inc. 2.95%, due 4/1/25	676,000	737,817
Broadcom, Inc. 3.15%, due 11/15/25	1,496,000	1,633,560
4.15%, due 11/15/30	1,233,000	1,427,521
4.30%, due 11/15/32	986,000	1,168,892
4.70%, due 4/15/25	1,495,000	1,713,222
Marvell Technology Group, Ltd. 4.20%, due 6/22/23	142,000	153,666
4.875%, due 6/22/28	1,601,000	1,891,140
Microchip Technology, Inc. (a) 2.67%, due 9/1/23	1,514,000	1,583,438
4.25%, due 9/1/25	1,186,000	1,254,721
Qorvo, Inc. 3.375%, due 4/1/31 (a)	1,333,000	1,376,322

		12,940,299

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 3.844%, due 5/1/25	$864,000	$960,984
4.20%, due 5/1/30	1,554,000	1,837,799

		2,798,783

Software 0.4%
Broadridge Financial Solutions, Inc. 2.90%, due 12/1/29	1,196,000	1,310,074
MSCI, Inc. (a) 3.625%, due 9/1/30	821,000	857,945
3.875%, due 2/15/31	1,122,000	1,186,515
4.00%, due 11/15/29	104,000	110,760
VMware, Inc. 4.50%, due 5/15/25	1,128,000	1,290,969
4.65%, due 5/15/27	1,266,000	1,481,419

		6,237,682

Telecommunications 0.9%
AT&T, Inc. 1.65%, due 2/1/28	711,000	725,429
3.50%, due 9/15/53 (a)	369,000	369,542
3.55%, due 9/15/55 (a)	529,000	527,204
3.65%, due 9/15/59 (a)	105,000	106,023
3.80%, due 12/1/57 (a)	642,000	670,849
CenturyLink, Inc. 5.80%, due 3/15/22	419,000	436,807
6.45%, due 6/15/21	447,000	456,034
Level 3 Financing, Inc. 3.875%, due 11/15/29 (a)	1,755,000	1,948,963
T-Mobile USA, Inc. (a) 2.05%, due 2/15/28	270,000	280,843
2.55%, due 2/15/31	367,000	385,376
3.00%, due 2/15/41	686,000	711,190
3.30%, due 2/15/51	595,000	612,154
3.50%, due 4/15/25	718,000	793,376
3.75%, due 4/15/27	2,663,000	3,032,624
3.875%, due 4/15/30	976,000	1,130,403
Verizon Communications, Inc. 3.00%, due 3/22/27	535,000	593,553
4.862%, due 8/21/46	381,000	514,897

		13,295,267

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 3.55%, due 11/19/26	1,834,000	2,046,937
3.90%, due 11/19/29	1,867,000	2,114,403
5.10%, due 5/15/44	303,000	346,599

		4,507,939

Total Corporate Bonds (Cost $267,948,389)		291,633,878

	Principal Amount	Value

Loan Assignments 0.2%
Healthcare, Education & Childcare 0.2%
Elanco Animal Health, Inc. Term Loan B 1.905% (3 Month LIBOR + 1.75%), due 8/1/27 (f)	$2,247,119	$2,225,115

Total Loan Assignments (Cost $2,247,118)		2,225,115

Mortgage-Backed Securities 4.1%
Agency (Collateralized Mortgage Obligations) 0.2%
CSMC 2020 UNFI 3.795%, due 12/15/23	509,000	509,025
Federal National Mortgage Association Series 2018-27, Class EA 3.00%, due 5/25/48	952,013	1,016,155
REMIC, Series 2019-71, Class P 3.00%, due 11/25/49	1,635,903	1,718,287

		3,243,467

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.9%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A 1.039% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(f)	699,152	699,148
BANK Series 2019-BN23, Class A3 2.92%, due 12/15/52	888,598	988,617
Series 2019-BN24, Class A3 2.96%, due 11/15/62	218,800	244,203
Series 2019-BN20, Class A3 3.011%, due 9/15/62	493,957	552,236
Series 2019-BN18, Class A4 3.584%, due 5/15/62	1,026,801	1,188,818
Series 2019-BN17, Class A4 3.714%, due 4/15/52	603,641	703,513
Series 2018-BN12, Class A4 4.255%, due 5/15/61 (h)	271,673	322,826
BBCMS Mortgage Trust (a) Series 2017-DELC, Class A 1.009% (1 Month LIBOR + 0.85%), due 8/15/36 (f)	495,000	489,434
Series 2015-SRCH, Class A2 4.197%, due 8/10/35	875,000	983,162
Benchmark Mortgage Trust Series 2020-B16, Class A5 2.732%, due 2/15/53	550,000	604,511
BX Commercial Mortgage Trust (a) Series 2018-IND, Class A 0.909% (1 Month LIBOR + 0.75%), due 11/15/35 (f)	674,503	674,292

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2019-XL, Class A 1.079% (1 Month LIBOR + 0.92%), due 10/15/36 (f)	$1,121,121	$1,123,211
Series 2020-FOX, Class A 1.159% (1 Month LIBOR + 1.00%), due 11/15/32 (f)	1,546,000	1,548,479
Series 2019-XL, Class B 1.239% (1 Month LIBOR + 1.08%), due 10/15/36 (f)	181,316	181,316
Series 2020-FOX, Class B 1.509% (1 Month LIBOR + 1.35%), due 11/15/32 (f)	282,000	282,622
Series 2020-FOX, Class C 1.709% (1 Month LIBOR + 1.55%), due 11/15/32 (f)	282,000	282,706
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,129,000	1,236,296
Series 2017-GM, Class A 3.379%, due 6/13/39	396,000	442,640
Series 2019-OC11, Class B 3.605%, due 12/9/41	564,000	619,283
Series 2019-OC11, Class C 3.856%, due 12/9/41	564,000	598,170
Series 2019-OC11, Class D 4.076%, due 12/9/41 (i)	847,000	881,212
Series 2019-OC11, Class E 4.076%, due 12/9/41 (i)	215,000	217,139
CHT Mortgage Trust Series 2017-CSMO, Class A 1.089% (1 Month LIBOR + 0.93%), due 11/15/36 (a)(f)	617,327	610,387
Cold Storage Trust (a)(f) Series 2020-ICE5, Class A 1.059% (1 Month LIBOR + 0.90%), due 11/15/37	1,506,000	1,511,063
Series 2020-ICE5, Class B 1.459% (1 Month LIBOR + 1.30%), due 11/15/37	669,000	670,590
Series 2020-ICE5, Class C 1.809% (1 Month LIBOR + 1.65%), due 11/15/37	672,000	672,212
Credit Suisse Mortgage Trust (a)(f) Series 2019-ICE4, Class A 1.139% (1 Month LIBOR + 0.98%), due 5/15/36	1,783,000	1,785,388
Series 2019-ICE4, Class C 1.589% (1 Month LIBOR + 1.43%), due 5/15/36	333,000	332,599

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Great Wolf Trust (a)(f) Series 2019-WOLF, Class A 1.193% (1 Month LIBOR + 1.034%), due 12/15/36	$270,000	$263,907
Series 2019-WOLF, Class B 1.493% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	284,769
Series 2019-WOLF, Class C 1.792% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	313,768
GS Mortgage Securities Trust Series 2020-GC47, Class A5 2.377%, due 5/12/53	736,000	789,305
Series 2020-GC45, Class A5 2.911%, due 2/13/53	547,000	608,880
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (h)	645,957	756,547
Series 2018-GS10, Class A5 4.155%, due 7/10/51 (h)	388,105	455,163
Morgan Stanley Capital I Trust Series 2016-UB11, Class A4 2.782%, due 8/15/49	656,000	706,277
Series 2019-H6, Class A4 3.417%, due 6/15/52	343,549	388,675
Series 2015-UBS8, Class A4 3.809%, due 12/15/48	517,000	578,366
Series 2018-H3, Class A5 4.177%, due 7/15/51	561,262	669,476
Series 2018-H4, Class A4 4.31%, due 12/15/51	840,223	1,004,795
WFRBS Commercial Mortgage Trust Series 2014-C25, Class A5 3.631%, due 11/15/47	556,000	613,411

		27,879,412

Whole Loan (Collateralized Mortgage Obligations) 2.0%
Angel Oak Mortgage Trust (a)(h) Series 2020-3, Class A2 2.41%, due 4/25/65	729,339	737,952
Series 2019-5, Class A1 2.593%, due 10/25/49	506,248	512,498
Series 2019-6, Class A1 2.62%, due 11/25/59	467,351	473,947
Series 2018-2, Class A1 3.674%, due 7/27/48	93,347	94,621
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(h)	211,547	214,676
BVRT Financing Trust (Lakeview) Series 2020-CRT1, Class M1 1.90%, due 7/10/32 (b)	618,000	618,000

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A11 1.048% (1 Month LIBOR + 0.90%), due 7/25/49 (a)(f)	$103,473	$103,481
COLT Mortgage Loan Trust (a)(h) Series 2020-3, Class A1 1.506%, due 4/27/65	426,880	430,255
Series 2020-2, Class A1 1.853%, due 3/25/65	425,284	430,462
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) (f) Series 2020-R01, Class 1M1 0.948% (1 Month LIBOR + 0.80%), due 1/25/40 (a)	168,128	168,262
Series 2018-C06, Class 1M2 2.148% (1 Month LIBOR + 2.00%), due 3/25/31	892,441	886,698
Series 2019-R05, Class 1M2 2.148% (1 Month LIBOR + 2.00%), due 7/25/39 (a)	838,682	837,938
Series 2020-R02, Class 2M2 2.148% (1 Month LIBOR + 2.00%), due 1/25/40 (a)	1,290,627	1,281,533
Series 2020-R01, Class 1M2 2.198% (1 Month LIBOR + 2.05%), due 1/25/40 (a)	802,217	797,966
Series 2019-R04, Class 2M2 2.248% (1 Month LIBOR + 2.10%), due 6/25/39 (a)	896,337	894,317
Series 2019-R06, Class 2M2 2.248% (1 Month LIBOR + 2.10%), due 9/25/39 (a)	783,869	782,421
Series 2019-R07, Class 1M2 2.248% (1 Month LIBOR + 2.10%), due 10/25/39 (a)	1,162,564	1,158,733
Series 2019-R03, Class 1M2 2.298% (1 Month LIBOR + 2.15%), due 9/25/31 (a)	782,718	781,767
Series 2019-R02, Class 1M2 2.448% (1 Month LIBOR + 2.30%), due 8/25/31 (a)	429,546	429,000
Series 2018-C05, Class 1M2 2.498% (1 Month LIBOR + 2.35%), due 1/25/31	591,159	591,910
Series 2018-R07, Class 1M2 2.548% (1 Month LIBOR + 2.40%), due 4/25/31 (a)	761,192	760,599
Series 2017-C01, Class 1M2 3.698% (1 Month LIBOR + 3.55%), due 7/25/29	531,315	546,745

	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) (f) (continued)
Series 2016-C04, Class 1M2 4.398% (1 Month LIBOR + 4.25%), due 1/25/29	$385,464	$401,210
Series 2016-C06, Class 1M2 4.398% (1 Month LIBOR + 4.25%), due 4/25/29	449,694	470,806
Series 2014-C04, Class 1M2 5.048% (1 Month LIBOR + 4.90%), due 11/25/24	96,867	99,363
Series 2015-C03, Class 1M2 5.148% (1 Month LIBOR + 5.00%), due 7/25/25	573,558	589,423
Series 2015-C04, Class 1M2 5.848% (1 Month LIBOR + 5.70%), due 4/25/28	327,141	349,049
Series 2016-C03, Class 2M2 6.048% (1 Month LIBOR + 5.90%), due 10/25/28	155,980	163,917
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (f) Series 2020-DNA6 , Class M2 2.077% ( SOFR30A + 2.00%), due 12/25/50 (a)	1,021,000	1,019,419
Series 2020-HQA5, Class M2 2.682% ( SOFR30A + 2.60%), due 11/25/50 (a)	1,664,000	1,674,351
Series 2020-HQA4, Class M2 3.298% (1 Month LIBOR + 3.15%), due 9/25/50 (a)	556,000	561,122
Series 2016-DNA1, Class M3 5.70% (1 Month LIBOR + 5.55%), due 7/25/28	420,052	438,326
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (a)(f) REMIC, Series 2020-DNA1, Class M2 1.848% (1 Month LIBOR + 1.70%), due 1/25/50	977,000	969,650
Series 2019-DNA4 , Class M2 2.098% (1 Month LIBOR + 1.95%), due 10/25/49	259,264	258,853
Series 2020-DNA3, Class M2 3.148% (1 Month LIBOR + 3.00%), due 6/25/50	498,947	501,438
JP Morgan Mortgage Trust Series 2019-LTV2, Class A11 1.048% (1 Month LIBOR + 0.90%), due 12/25/49 (a)(f)	251,320	251,356
New Residential Mortgage Loan Trust Series 2018-2A, Class A1 4.50%, due 2/25/58 (a)(h)	282,206	305,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Preston Ridge Partners Mortgage LLC (a)(c) Series 2020-3, Class A1 2.857%, due 9/25/25	$1,323,609	$1,334,388
Series 2020-4, Class A1 2.951%, due 10/25/25	820,973	824,106
Series 2020-1A, Class A1 2.981%, due 2/25/25	240,894	241,431
Series 2020-5, Class A1 3.104%, due 11/25/25	430,665	433,243
Series 2019-3A, Class A1 3.351%, due 7/25/24	425,980	426,872
Series 2019-4A, Class A1 3.351%, due 11/25/24	593,124	595,300
Series 2020-2, Class A1 3.671%, due 8/25/25	458,058	462,422
Sequoia Mortgage Trust (a) Series 2013-5, Class A1 2.50%, due 5/25/43 (i)	396,339	406,138
Series 2020-2, Class A19 3.50%, due 3/25/50 (h)	192,091	197,044
Spruce Hill Mortgage Loan Trust (a)(h) Series 2020-SH1, Class A1 2.521%, due 1/28/50	151,058	152,961
Series 2020-SH1, Class A2 2.624%, due 1/28/50	376,676	381,094
Series 2020-SH2, Class A1 3.407%, due 6/25/55	1,253,935	1,270,060
Starwood Mortgage Residential Trust Series 2020-2, Class A1 2.718%, due 4/25/60 (a)(h)	381,900	388,931
Towd Point HE Trust Series 2019-HE1, Class A1 1.048% (1 Month LIBOR + 0.90%), due 4/25/48 (a)(f)	272,816	272,661

		28,974,142

Total Mortgage-Backed Securities (Cost $58,606,620)		60,097,021

U.S. Government & Federal Agencies 10.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.0%
1.50%, due 9/1/35 TBA (j)	404,515	416,208
2.00%, due 6/1/35 TBA (j)	2,603,869	2,722,264
2.00%, due 5/1/50 TBA (j)	7,830,500	8,134,238
2.50%, due 12/1/33	1,607,533	1,679,990
2.50%, due 11/1/34	321,910	343,565
2.50%, due 11/1/34	282,452	301,372
2.50%, due 1/1/50	56,122	59,752
3.00%, due 5/1/31	1,260,942	1,336,342

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/32	$301,945	$324,137
3.00%, due 10/1/32	109,966	115,487
3.00%, due 1/1/33	161,566	173,432
3.00%, due 10/1/34	143,066	153,178
3.00%, due 10/1/34	342,887	369,091
3.00%, due 6/1/43	41,879	43,322
3.00%, due 1/1/45	213,125	224,857
3.00%, due 8/1/46	17,345	18,260
3.00%, due 10/1/46	952,586	1,018,561
3.00%, due 4/1/47	21,658	22,665
3.00%, due 8/1/49	234,943	251,826
3.00%, due 8/1/49	74,106	79,740
3.00%, due 10/1/49	167,688	176,106
3.00%, due 11/1/49	187,953	197,297
3.00%, due 11/1/49	506,892	532,395
3.00%, due 12/1/49	253,867	266,607
3.00%, due 12/1/49	170,299	178,839
3.00%, due 12/1/49	286,467	300,981
3.00%, due 3/1/50	92,414	96,915
3.50%, due 7/1/42	39,812	43,220
3.50%, due 8/1/42	43,076	46,763
3.50%, due 8/1/42	51,670	56,393
3.50%, due 2/1/43	274,587	300,023
3.50%, due 2/1/44	323,681	353,464
3.50%, due 12/1/44	659,280	716,254
3.50%, due 7/1/46	199,367	213,695
3.50%, due 7/1/46	847,901	931,484
3.50%, due 1/1/47	103,295	111,679
3.50%, due 9/1/47	438,200	465,652
3.50%, due 11/1/47	292,236	313,591
3.50%, due 12/1/47	224,319	242,205
3.50%, due 12/1/47	1,276,901	1,395,189
3.50%, due 2/1/48	390,504	418,971
3.50%, due 2/1/48	310,273	333,833
3.50%, due 3/1/50	9,723	10,327
4.00%, due 3/1/47	50,429	55,146
4.00%, due 3/1/48	248,766	272,583
4.00%, due 4/1/48	7,022	7,504
4.00%, due 4/1/48	364,688	394,676
4.00%, due 5/1/48	840,446	899,031
4.50%, due 5/1/44	634,513	709,122
4.50%, due 3/1/48	281,505	305,370
4.50%, due 12/1/48	325,367	364,993
5.00%, due 9/1/48	48,510	53,694
6.00%, due 4/1/40	590,952	700,638

		29,252,927

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.8%
2.50%, due 12/1/24 TBA (j)	6,024,968	6,351,164
2.50%, due 11/1/34	383,650	409,232

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 1/1/50	$132,965	$141,566
2.50%, due 10/1/50	157,426	167,096
3.00%, due 10/1/34	187,973	200,977
3.00%, due 11/1/34	35,456	38,221
3.00%, due 12/1/34	36,348	39,197
3.00%, due 1/1/43	70,293	74,938
3.00%, due 2/1/43	25,785	27,956
3.00%, due 5/1/43	103,181	111,922
3.00%, due 5/1/43	764,270	809,309
3.00%, due 1/1/46	3,307	3,471
3.00%, due 9/1/46	1,238,167	1,318,614
3.00%, due 2/1/47	10,376,835	11,032,790
3.00%, due 3/1/47	734,393	792,333
3.00%, due 11/1/48	117,019	122,447
3.00%, due 8/1/49	265,893	288,656
3.00%, due 9/1/49	57,815	61,453
3.00%, due 2/1/57	1,149,453	1,248,944
3.00%, due 6/1/57	18,882	20,510
3.50%, due 4/1/44	447,758	494,529
3.50%, due 12/1/45	228,657	252,555
3.50%, due 12/1/45	182,604	195,706
3.50%, due 7/1/46	436,868	477,622
3.50%, due 3/1/47	156,195	166,732
3.50%, due 7/1/47	129,881	138,684
3.50%, due 8/1/47	189,807	202,067
3.50%, due 8/1/47	115,296	127,825
3.50%, due 12/1/47	340,632	367,833
3.50%, due 12/1/47	59,879	66,073
3.50%, due 12/1/47	32,701	36,254
3.50%, due 1/1/48	245,524	265,081
3.50%, due 1/1/48	373,024	399,622
3.50%, due 3/1/48	155,941	167,404
3.50%, due 3/1/48	52,608	57,902
3.50%, due 4/1/48	537,124	592,761
3.50%, due 7/1/48	3,833,545	4,103,255
3.50%, due 11/1/48	900,687	993,986
3.50%, due 8/1/56	1,472,527	1,618,618
4.00%, due 1/1/48	791,129	865,018
4.00%, due 1/1/48	1,591,775	1,725,996
4.00%, due 3/1/48	298,612	325,234
4.00%, due 2/1/49	252,497	269,701
4.50%, due 11/1/42	95,153	106,791
4.50%, due 10/1/44	288,495	326,780
4.50%, due 3/1/45	440,628	499,199
4.50%, due 6/1/45	226,158	252,815
4.50%, due 2/1/46	523,910	587,415
4.50%, due 3/1/48	352,017	384,008
4.50%, due 8/1/48	209,427	227,228
5.00%, due 7/1/44	396,936	448,129

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/1/48	$239,746	$266,096
6.00%, due 2/1/37	34,104	40,744

		40,310,459

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.8%
2.00%, due 5/1/50 TBA (j)	798,569	835,097
2.50%, due 3/1/50 TBA (j)	4,969,800	5,260,999
4.00%, due 1/15/45	729,223	788,775
4.00%, due 7/15/47	852,056	909,036
4.00%, due 8/15/47	174,156	189,212
4.00%, due 8/20/47	48,611	53,833
4.00%, due 8/20/47	91,076	98,722
4.00%, due 8/20/47	28,961	31,568
4.00%, due 11/15/47	169,250	184,215
4.00%, due 12/15/47	208,565	223,945
4.00%, due 6/20/48	589,913	633,806
4.50%, due 8/15/46	770,872	859,357
4.50%, due 2/20/48	121,810	132,553
4.50%, due 5/20/48	108,910	117,612
4.50%, due 5/20/48	474,915	514,050
5.00%, due 8/20/48	765,162	836,800

		11,669,580

United States Treasury Bonds 2.6%
1.125%, due 5/15/40	869,000	825,007
1.25%, due 5/15/50	18,821,400	17,074,539
1.375%, due 11/15/40	1,726,000	1,706,583
1.375%, due 8/15/50	10,521,500	9,854,042
2.75%, due 8/15/42	7,374,900	9,143,147

		38,603,318

United States Treasury Notes 0.7%
0.375%, due 11/30/25	2,802,000	2,805,940
0.875%, due 11/15/30	3,607,900	3,596,062
1.125%, due 2/28/22	4,459,000	4,511,602

		10,913,604

United States Treasury Inflation—Indexed Note 1.2% (k)
0.125%, due 10/15/25	15,521,444	16,875,730

Total U.S. Government & Federal Agencies (Cost $144,659,128)		147,625,618

Total Long-Term Bonds (Cost $500,487,948)		529,146,321

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value

Common Stocks 62.6%
Aerospace & Defense 0.9%
General Dynamics Corp.	65,142	$9,694,432
L3Harris Technologies, Inc.	21,683	4,098,521

		13,792,953

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	62,672	10,553,965

Airlines 0.0% ‡
Southwest Airlines Co.	15,570	725,718

Banks 0.9%
Bank of America Corp.	417,855	12,665,185

Beverages 0.8%
Monster Beverage Corp. (l)	121,766	11,260,920

Biotechnology 0.8%
AbbVie, Inc.	115,932	12,422,114

Capital Markets 2.8%
Blackstone Group, Inc., Class A	163,673	10,607,647
CME Group, Inc.	58,794	10,703,448
Morgan Stanley	226,956	15,553,294
S&P Global, Inc.	11,316	3,719,909

		40,584,298

Chemicals 0.5%
Sherwin-Williams Co.	9,081	6,673,718

Communications Equipment 0.4%
Motorola Solutions, Inc.	31,959	5,434,947

Consumer Finance 0.7%
American Express Co.	83,445	10,089,335

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	166,787	6,004,332

Entertainment 1.4%
Activision Blizzard, Inc.	70,474	6,543,511
Walt Disney Co. (l)	73,984	13,404,421

		19,947,932

Equity Real Estate Investment Trusts 0.3%
Crown Castle International Corp.	28,341	4,511,604

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	50,043	18,855,202
Sysco Corp.	64,709	4,805,290

		23,660,492

	Shares	Value

Food Products 0.5%
Hershey Co.	46,184	$7,035,209

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	131,675	14,417,096
Edwards Lifesciences Corp. (l)	16,859	1,538,046
Intuitive Surgical, Inc. (l)	5,506	4,504,459
Medtronic PLC	90,257	10,572,705
Stryker Corp.	20,502	5,023,810

		36,056,116

Health Care Providers & Services 2.1%
UnitedHealth Group, Inc.	86,009	30,161,636

Hotels, Restaurants & Leisure 2.6%
Hilton Worldwide Holdings, Inc.	74,348	8,271,959
McDonald’s Corp.	95,142	20,415,570
Starbucks Corp.	85,651	9,162,944

		37,850,473

Household Products 1.1%
Clorox Co.	15,132	3,055,454
Procter & Gamble Co.	88,816	12,357,858

		15,413,312

Industrial Conglomerates 1.2%
Honeywell International, Inc.	81,452	17,324,840

Insurance 1.6%
Marsh & McLennan Cos., Inc.	34,745	4,065,165
Progressive Corp.	193,231	19,106,681

		23,171,846

Interactive Media & Services 2.7%
Alphabet, Inc., Class C (l)	22,316	39,094,954

Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc. (l)	13,953	45,443,944
Booking Holdings, Inc. (l)	3,434	7,648,445

		53,092,389

IT Services 4.3%
Accenture PLC, Class A	85,586	22,355,919
Fidelity National Information Services, Inc.	27,032	3,823,947
Mastercard, Inc.	102,038	36,421,443

		62,601,309

Leisure Products 0.5%
Hasbro, Inc.	81,343	7,608,824

Life Sciences Tools & Services 1.3%
Illumina, Inc. (l)	14,160	5,239,200
Thermo Fisher Scientific, Inc.	28,813	13,420,519

		18,659,719

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery 0.9%
Deere & Co.	48,428	$13,029,553

Media 1.5%
Comcast Corp., Class A	410,093	21,488,873

Multiline Retail 0.9%
Dollar General Corp.	62,899	13,227,660

Personal Products 0.2%
Estee Lauder Cos., Inc., Class A	13,866	3,690,990

Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	214,698	13,317,717
Eli Lilly & Co.	102,944	17,381,065
Merck & Co., Inc.	244,186	19,974,415

		50,673,197

Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A (l)	103,258	6,476,342

Road & Rail 0.6%
CSX Corp.	104,183	9,454,607

Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc. (l)	22,498	2,063,292
Lam Research Corp.	45,125	21,311,184
NVIDIA Corp.	31,302	16,345,904
QUALCOMM, Inc.	57,026	8,687,341
Texas Instruments, Inc.	81,186	13,325,058

		61,732,779

Software 7.5%
Adobe, Inc. (l)	58,463	29,238,516
Microsoft Corp.	310,728	69,112,122
salesforce.com, Inc. (l)	49,165	10,940,687

		109,291,325

Specialty Retail 1.7%
Home Depot, Inc.	94,808	25,182,901

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	399,580	53,020,270

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc., Class B	105,634	14,944,042

Wireless Telecommunication Services 0.4%
T-Mobile U.S., Inc. (l)	40,276	5,431,219

Total Common Stocks (Cost $554,523,472)		914,041,898

	Shares	Value

Convertible Preferred Stocks 0.3%
Banks 0.3%
First Republic Bank 4.125% (e)	65,750	$1,738,430
Truist Financial Corp. 4.75% (e)	76,175	2,107,762

Total Convertible Preferred Stocks (Cost $3,548,125)		3,846,192

Short-Term Investments 2.5%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	33,485,352	33,485,352

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (m)(n)	2,926,328	2,926,328

Total Short-Term Investments (Cost $36,411,680)		36,411,680

Total Investments (Cost $1,094,971,225)	101.7%	1,483,446,091
Other Assets, Less Liabilities	(1.7)	(24,520,504)
Net Assets	100.0%	$1,458,925,587

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, the total market value of fair valued securities was $1,087,999, which represented 0.1% of the Portfolio’s net assets.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2020.

(d)	Fixed to floating rate – Rate shown was the rate in effect as of December 31, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Floating rate – Rate shown was the rate in effect as of December 31, 2020.

(g)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $2,880,822. The Portfolio received cash collateral with a value of $2,926,328 (See Note 2(J)).

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2020 (continued)

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2020, the total net market value of these securities was $23,719,970, which represented 1.6% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(l)	Non-income producing security.

(m)	Current yield as of December 31, 2020.

(n)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$27,564,689	$—	$27,564,689
Corporate Bonds	—	291,633,878	—	291,633,878
Loan Assignments	—	2,225,115	—	2,225,115
Mortgage-Backed Securities	—	60,097,021	—	60,097,021
U.S. Government & Federal Agencies	—	147,625,618	—	147,625,618

Total Long-Term Bonds	—	529,146,321	—	529,146,321

Common Stocks	914,041,898	—	—	914,041,898
Convertible Preferred Stocks	3,846,192	—	—	3,846,192
Short-Term Investments
Affiliated Investment Company	33,485,352	—	—	33,485,352
Unaffiliated Investment Company	2,926,328	—	—	2,926,328

Total Short-Term Investments	36,411,680	—	—	36,411,680

Total Investments in Securities	$954,299,770	$529,146,321	$—	$1,483,446,091

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $1,061,485,873) including securities on loan of $2,880,822	$1,449,960,739
Investment in affiliated investment company, at value (identified cost $33,485,352)	33,485,352
Cash	177,973
Receivables:
Dividends and interest	3,458,690
Portfolio shares sold	318,135
Securities lending	1,303

Total assets	1,487,402,192

Liabilities
Cash collateral received for securities on loan	2,926,328
Payables:
Investment securities purchased	23,572,215
Portfolio shares redeemed	957,183
Manager (See Note 3)	660,704
NYLIFE Distributors (See Note 3)	217,452
Professional fees	63,886
Shareholder communication	58,029
Custodian	15,439
Trustees	1,734
Accrued expenses	3,635

Total liabilities	28,476,605

Net assets	$1,458,925,587

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,419
Additional paid-in capital	1,001,192,101

1,001,288,520
Total distributable earnings (loss)	457,637,067

Net assets	$1,458,925,587

Initial Class
Net assets applicable to outstanding shares	$416,711,927

Shares of beneficial interest outstanding	27,397,907

Net asset value per share outstanding	$15.21

Service Class
Net assets applicable to outstanding shares	$1,042,213,660

Shares of beneficial interest outstanding	69,021,286

Net asset value per share outstanding	$15.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$15,171,956
Dividends-unaffiliated (a)	13,060,240
Dividends-affiliated	80,714
Securities lending	27,760
Other	53

Total income	28,340,723

Expenses
Manager (See Note 3)	7,191,476
Distribution/Service—Service Class (See Note 3)	2,332,546
Professional fees	179,268
Shareholder communication	138,919
Custodian	74,761
Trustees	32,701
Miscellaneous	55,489

Total expenses	10,005,160

Net investment income (loss)	18,335,563

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	53,234,088
Foreign currency transactions	(9,361)

Net realized gain (loss)	53,224,727

Net change in unrealized appreciation (depreciation) on unaffiliated investments	106,458,260

Net realized and unrealized gain (loss)	159,682,987

Net increase (decrease) in net assets resulting from operations	$178,018,550

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,690.

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,335,563	$22,723,253
Net realized gain (loss)	53,224,727	49,665,810
Net change in unrealized appreciation (depreciation)	106,458,260	178,045,019

Net increase (decrease) in net assets resulting from operations	178,018,550	250,434,082

Distributions to shareholders:
Initial Class	(20,833,044)	(28,182,304)
Service Class	(49,436,862)	(60,334,066)

Total distributions to shareholders	(70,269,906)	(88,516,370)

Capital share transactions:
Net proceeds from sale of shares	174,035,243	126,141,088
Net asset value of shares issued to shareholders in reinvestment of distributions	70,269,906	88,516,370
Cost of shares redeemed	(217,020,749)	(172,441,690)

Increase (decrease) in net assets derived from capital share transactions	27,284,400	42,215,768

Net increase (decrease) in net assets	135,033,044	204,133,480

Net Assets

Beginning of year	1,323,892,543	1,119,759,063

End of year	$1,458,925,587	$1,323,892,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020		2019		2018		2017		2016

Net asset value at beginning of year	$14.04		$12.31		$13.18		$11.82		$12.11

Net investment income (loss) (a)	0.22		0.27		0.26		0.25		0.22

Net realized and unrealized gain (loss) on investments	1.74		2.48		(0.14)		1.89		0.32

Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)		0.00		(0.00)		0.00		0.00

Total from investment operations	1.96		2.75		0.12		2.14		0.54

Less distributions:

From net investment income	(0.27)		(0.25)		(0.25)		(0.23)		(0.23)

From net realized gain on investments	(0.52)		(0.77)		(0.74)		(0.55)		(0.60)

Total distributions	(0.79)		(1.02)		(0.99)		(0.78)		(0.83)

Net asset value at end of year	$15.21		$14.04		$12.31		$13.18		$11.82

Total investment return (b)	14.32%		22.93%		0.42%		18.35%		4.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57%		2.01%		1.93%		1.95%		1.87%

Net expenses (c)	0.58%		0.58%		0.58%		0.58%		0.59%

Expenses (before waiver/reimbursement) (c)	0.58%		0.58%		0.58	%(d)	0.58	%(d)	0.59%

Portfolio turnover rate	106	%(e)	98	%(e)	132	%(e)	73	%(e)	74%

Net assets at end of year (in 000’s)	$416,712		$404,231		$371,106		$417,996		$401,219

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 95%, 93%, 103% and 66% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

	Year ended December 31,

Service Class	2020		2019		2018		2017		2016

Net asset value at beginning of year	$13.94		$12.24		$13.11		$11.77		$12.06

Net investment income (loss) (a)	0.18		0.24		0.22		0.22		0.19

Net realized and unrealized gain (loss) on investments	1.74		2.45		(0.13)		1.88		0.32

Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)		0.00		(0.00)		0.00		0.00

Total from investment operations	1.92		2.69		0.09		2.10		0.51

Less distributions:

From net investment income	(0.24)		(0.22)		(0.22)		(0.21)		(0.20)

From net realized gain on investments	(0.52)		(0.77)		(0.74)		(0.55)		(0.60)

Total distributions	(0.76)		(0.99)		(0.96)		(0.76)		(0.80)

Net asset value at end of year	$15.10		$13.94		$12.24		$13.11		$11.77

Total investment return (b)	14.03%		22.62%		0.17%		18.05%		4.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.31%		1.76%		1.69%		1.70%		1.62%

Net expenses (c)	0.83%		0.83%		0.83%		0.83%		0.84%

Expenses (before waiver/reimbursement) (c)	0.83%		0.83%		0.83	%(d)	0.83	%(d)	0.84%

Portfolio turnover rate	106	%(e)	98	%(e)	132	%(e)	73	%(e)	74%

Net assets at end of year (in 000’s)	$1,042,214		$919,661		$748,653		$730,439		$619,849

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 95%, 93%, 103% and 66% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

28	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

30	MainStay VP Janus Henderson Balanced Portfolio

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings

31

Notes to Financial Statements (continued)

and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $2,880,822 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,926,328.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying

32	MainStay VP Janus Henderson Balanced Portfolio

debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value.

Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3—Fees and Related Party Transactions

(A)   Manager and Subadvisor.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion;

33

Notes to Financial Statements (continued)

and 0.515% in excess of $2 billion. During the year ended December 31, 2020, the effective management fee rate was 0.54%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $7,191,476 and paid the Subadvisor in the amount of $3,355,465.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$19,877	$450,210	$(436,602)	$—	$—	$33,485	$81	$—	33,485

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,096,787,698	$390,053,102	$(3,394,709)	$386,658,393

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$34,371,169	$36,683,695	$—	$386,582,203	$457,637,067

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnership basis adjustments.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$33,150,432	$37,119,474	$20,457,199	$68,059,171

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A.,

34	MainStay VP Janus Henderson Balanced Portfolio

who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $751,367 and $831,432, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $645,689 and $570,643, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	758,889	$10,891,846
Shares issued to shareholders in reinvestment of distributions	1,448,943	20,833,044
Shares redeemed	(3,611,218)	(50,728,001)

Net increase (decrease)	(1,403,386)	$(19,003,111)

Year ended December 31, 2019:
Shares sold	606,484	$8,220,994
Shares issued to shareholders in reinvestment of distributions	2,152,552	28,182,304
Shares redeemed	(4,111,991)	(55,709,208)

Net increase (decrease)	(1,352,955)	$(19,305,910)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	11,648,966	$163,143,397
Shares issued to shareholders in reinvestment of distributions	3,461,335	49,436,862
Shares redeemed	(12,044,352)	(166,292,748)

Net increase (decrease)	3,065,949	$46,287,511

Year ended December 31, 2019:
Shares sold	8,740,283	$117,920,094
Shares issued to shareholders in reinvestment of distributions	4,635,701	60,334,066
Shares redeemed	(8,608,975)	(116,732,482)

Net increase (decrease)	4,767,009	$61,521,678

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Janus Henderson Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP Janus Henderson Balanced Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Janus in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Janus personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Janus. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

37

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and Janus

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Janus, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, the Portfolio’s investment performance and risks as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Janus provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Janus’ experience in serving as subadvisor to the Portfolio and advising other portfolios and Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus and New York Life Investments’ and Janus’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Janus and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Janus’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Janus to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Janus as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

38	MainStay VP Janus Henderson Balanced Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio. The Board considered that Janus’ subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Janus’ profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on the subadvisory fee paid to Janus by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments

39

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

because the subadvisory fee paid to Janus is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP Janus Henderson Balanced Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Janus Henderson Balanced Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation,

51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802530	MSVPJB11-02/21 (NYLIAC) NI524

MainStay VP MacKay

Government Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	4.97%	2.68%	2.58%	0.57%
Service Class Shares	6/4/2003	4.70	2.42	2.32	0.82

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Government Bond Index[3]	7.94%	3.76%	3.26%
Morningstar Intermediate Government Category Average[4]	5.44	2.81	2.58

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,006.70	$2.77	$1,022.37	$2.80	0.55%

Service Class Shares	$1,000.00	$1,005.40	$4.03	$1,021.11	$4.06	0.80%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.25%, due 4/30/24

2.	United States Treasury Notes, 3.00%, due 10/31/25

3.	United States Treasury Inflation—Indexed Notes, 0.125%, due 1/15/30

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%, due 12/1/49 TBA

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 7/1/49 TBA
6.	United States Treasury Inflation—Indexed Bond, 0.125%, due 7/15/30

7.	United States Treasury Notes, 2.75%, due 4/30/23

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41

9.	Tennessee Valley Authority, 4.65%, due 6/15/35

10.	United States Treasury Notes, 2.25%, due 4/30/21

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Government Portfolio returned 4.97% for Initial Class shares and 4.70% for Service Class shares. Over the same period, both share classes underperformed the 7.94% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Portfolio’s benchmark, and the 5.44% return of the Morningstar Intermediate Government Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Due to its shorter duration,2 the Portfolio was less sensitive than the Bloomberg Barclays U.S. Government Bond Index and longer-duration peers to changes in U.S. Treasury yields. As a consequence, duration posture disadvantaged the Portfolio for the reporting period and was the main source of relative underperformance. Regarding yield-curve posture, in contrast, the steepening of the yield curve3 disadvantaged peers whose assets were more concentrated in the long end of the yield curve.

What was the Portfolio’s duration strategy during the reporting period?

As Treasury yields and mortgage rates fell during the reporting period, the Portfolio’s duration contracted from 3.8 years to 3.0 years while the benchmark’s duration lengthened from 6.4 years to 7.1 years. The Portfolio’s duration typically shortens as Treasury yields fall. Mortgage rates move directionally with Treasury rates as lower mortgage rates incentivize borrowers to refinance. Lower yields have the opposite effect on the benchmark’s duration due to its positive convexity.4

We prefer to maintain the Portfolio’s duration near 3 years because, in our opinion, the trade-off of increasing yield by extending duration is not compelling. Moving out the curve presents the risk of negative price return should Treasury yields rise, an effect that can readily erode the pickup in yield gained by shifting into longer maturities.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The financial markets were gripped by the repercussions of the COVID-19 virus during the reporting period. U.S. Treasury yields fell across the yield curve. Shorter maturities were most responsive to the U.S. Federal Reserve’s accommodative monetary policy. More modest declines in longer-maturity yields reflected investors’ sales of longer-duration Treasury securities to make room for accelerating issuance of longer-duration corporates as businesses termed-out their debt at attractive rates. This widening of the yield spread5 between 2-year and 30-year benchmark Treasury bonds was also influenced by positive momentum in the stock market, which anticipated a vaccine’s salutary impact.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s absolute performance benefited from its allocations to agency residential mortgage-backed securities, which imparted an advantage over lower-yielding Treasury bonds and agency debentures. Agency residential mortgage-backed securities represented the largest class of securities in the Portfolio during the reporting period.

The Portfolio’s mortgage exposure emphasized seasoned loans (loans originated in prior years) and low-balance loans. Mortgage pass-throughs backed by loans with these characteristics often have more stable cash-flow profiles. As lower mortgage rates prompted borrowers to refinance, the negative-return impact of accelerating prepayments was more extreme than in recent prior reporting periods. This dynamic led the market to recalibrate the value of cash-flow stability, which boosted price performance for seasoning and loan balance. Similarly, the Portfolio benefited from the stability of its collateralized mortgage obligations, which are structured to dampen cash-flow variability.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we reintroduced Treasury Inflation-Protected Securities (“TIPS”) to the Portfolio at 5% of assets. Inflation moved directionally with economic activity. As the economy slowed, inflation fell and prices of TIPS weakened. This trend improved their relative value to nominal Treasury securities, providing an attractive entry point to initiate a position.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay Government Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we substantially increased the Portfolio’s exposure to government-related single-family residential mortgage-backed securities and, to a lesser degree, also increased the Portfolio’s exposure to government-related multifamily mortgage-backed securities. These purchases were funded by sales of Treasury securities and cash released by maturing securities and prepayments. The rotation into government-related mortgage-backed securities enhanced the Portfolio’s yield while preserving its credit quality. As mentioned above, we also reintroduced TIPS to the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held underweight exposure relative to the Bloomberg Barclays U.S. Government Bond Index in Treasury bonds and approximately equal-weight exposure to agency debentures. As of the same date, the Portfolio held relatively overweight exposure to single-family and multifamily agency residential mortgage-backed securities, as well as modestly overweight positions in asset-backed securities, non-agency mortgage-backed securities and corporate bonds. Collectively, the Portfolio’s non-government exposure amounted to approximately 5% of net assets. The Portfolio ended the reporting period with approximately 8% of net assets in cash and cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 97.5%† Asset-Backed Securities 2.4%
Other Asset-Backed Securities 2.3%
FirstEnergy Ohio PIRB Special Purpose Trust Series 2013-1, Class A3 3.45%, due 1/15/36	$522,744	$584,926
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	297,496	309,728
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	410,746	421,523
Series 2014-20H, Class 1 2.88%, due 8/1/34	467,884	498,266
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,229,909	1,325,077
Series 2014-20I, Class 1 2.92%, due 9/1/34	522,441	561,265
Series 2014-20C, Class 1 3.21%, due 3/1/34	902,064	967,646
Series 2018-20B, Class 1 3.22%, due 2/1/38	1,830,892	2,000,040
Series 2018-20D, Class 1 3.31%, due 4/1/38	2,045,721	2,243,609

		8,912,080

Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	281,593	288,090

Total Asset-Backed Securities (Cost $8,744,752)		9,200,170

Corporate Bonds 2.6%
Agriculture 0.3%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,215,023

Electric 1.7%
Consolidated Edison Co. of New York, Inc. 0.651% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,552,745
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/29	1,900,000	2,054,484
Monongahela Power Co. 4.10%, due 4/15/24 (b)	2,000,000	2,154,833
PECO Energy Co. 1.70%, due 9/15/21	670,000	675,973

		6,438,035

	Principal Amount	Value
Real Estate Investment Trusts 0.6%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	$2,350,000	$2,481,345

Total Corporate Bonds (Cost $9,746,284)		10,134,403

Mortgage-Backed Securities 15.9%
Agency (Collateralized Mortgage Obligations) 4.9%
Federal Home Loan Mortgage Corporation
REMIC, Series 4913, Class UA 3.00%, due 3/15/49	680,394	715,292
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,285,811	2,345,152
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	3,135,000	3,333,667
REMIC Series 4888, Class BA 3.50%, due 9/15/48	421,746	441,265
REMIC Series 4877, Class AT 3.50%, due 11/15/48	438,687	463,941
REMIC Series 4877, Class BE 3.50%, due 11/15/48	695,838	733,604
REMIC, Series 4886, Class LA 4.00%, due 3/15/43	48,284	48,440
REMIC, Series 4837, Class BA 4.00%, due 6/15/43	560,766	563,883
Federal National Mortgage Association
Series 2020-63, Class B 1.25%, due 9/25/50	966,005	975,833
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	473,399	505,263
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	1,199,739	1,269,482
REMIC, Series 2018-76, Class BC 3.50%, due 11/25/42	16,801	16,790
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	2,406,764	2,652,999
Freddie Mac Multifamily Structured Pass Through Certificates Series K042, Class A2 2.67%, due 12/25/24	1,500,000	1,620,403
Government National Mortgage Association
REMIC, Series 2019-3, Class A 3.00%, due 4/20/48	947,123	974,683
Series 2019-59, Class KA 3.00%, due 12/20/48	823,266	859,089
Series 2013-149, Class BA 3.25%, due 8/16/41	1,371,859	1,448,554

		18,968,340

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency Collateral PAC CMO 1.8%
Federal National Mortgage Association
REMIC, 2013-24, Class PA 1.75%, due 3/25/33	$1,822,218	$1,887,976
Series 2012-124, Class PG 2.00%, due 7/25/42	1,450,589	1,491,967
Series 2020-10, Class LP 3.50%, due 3/25/50	2,185,286	2,290,186
Government National Mortgage Association REMIC, Series 2014-63, Class PG 2.50%, due 7/20/43	1,290,534	1,336,647

		7,006,776

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 8.7%
BX Trust Series 2019-OC11, Class A 3.202%, due 12/9/41 (b)	485,000	531,092
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (b)	1,750,000	1,956,110
FREMF Mortgage Trust (b)(c)
Series 2015-K720, Class B 3.393%, due 7/25/22	430,000	444,355
Series 2013-K27, Class B 3.496%, due 1/25/46	1,300,000	1,364,399
Series 2013-K33, Class B 3.498%, due 8/25/46	933,000	990,111
Series 2013-K24, Class B 3.506%, due 11/25/45	2,000,000	2,095,190
Series 2013-K30, Class B 3.556%, due 6/25/45	275,000	291,822
Series 2015-K721, Class B 3.565%, due 11/25/47	3,140,000	3,266,553
Series 2014-K717, Class B 3.63%, due 11/25/47	2,500,000	2,537,255
Series 2012-K23, Class B 3.656%, due 10/25/45	1,222,000	1,272,171
Series 2012-K22, Class B 3.686%, due 8/25/45	2,000,000	2,092,427
Series 2014-K41, Class B 3.833%, due 11/25/47	2,700,000	2,963,465
Series 2014-K716, Class B 3.929%, due 8/25/47	2,150,000	2,172,753
Series 2013-K35, Class B 3.935%, due 12/25/46	2,675,000	2,884,017
Series 2016-K54, Class B 4.051%, due 4/25/48	695,000	770,095
Series 2014-K40, Class B 4.071%, due 11/25/47	1,645,000	1,816,079

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (continued)
Series 2014-K38, Class B 4.222%, due 6/25/47	$2,000,000	$2,192,019
Series 2012-K17, Class B 4.319%, due 12/25/44	2,264,000	2,333,546
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (b)	1,265,000	1,352,423
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.749%, due 6/15/36 (b)(c)	695,000	769,121

		34,095,003

Whole Loan (Collateralized Mortgage Obligations) 0.5%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (b)(d)	68,296	68,518
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.236%, due 8/25/36 (c)	94,737	88,297
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	399,216	423,287
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (b)(d)	1,245,654	1,289,103

		1,869,205

Total Mortgage-Backed Securities (Cost $61,004,536)		61,939,324

U.S. Government & Federal Agencies 76.6%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡ (e)
Series 360, Class 2, IO 5.00%, due 8/25/35	66,407	11,016
Series 361, Class 2 6.00%, due 10/25/35	14,997	3,225

		14,241

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 15.1%
1.50%, due 11/1/35	1,989,753	2,043,614
2.00%, due 6/1/35	1,174,411	1,227,647
2.00%, due 5/1/50 TBA (f)	5,000,000	5,193,945
2.00%, due 7/1/50	2,501,902	2,599,186
2.00%, due 7/1/50	3,872,617	4,023,200
2.00%, due 8/1/50	3,288,019	3,442,466
2.00%, due 8/1/50	1,684,702	1,750,211
2.00%, due 8/1/50	2,410,224	2,503,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
2.00%, due 9/1/50	$1,064,487	$1,108,881
2.00%, due 11/1/50	2,215,184	2,301,319
2.50%, due 9/1/34	554,416	578,066
2.50%, due 8/1/46	1,111,756	1,183,164
2.50%, due 3/1/50	2,028,022	2,139,697
2.50%, due 7/1/50	2,796,543	2,950,538
2.50%, due 10/1/50	198,626	210,790
2.50%, due 1/1/51	525,046	555,682
3.00%, due 2/1/46	2,013,556	2,121,999
3.00%, due 6/1/46	1,108,767	1,167,008
3.00%, due 4/1/47	2,148,952	2,258,366
3.00%, due 8/1/49	2,511,549	2,635,613
3.00%, due 9/1/49	380,274	399,164
3.00%, due 11/1/49	1,417,231	1,497,099
3.50%, due 1/1/43	593,424	657,877
3.50%, due 1/1/44	486,518	524,972
3.50%, due 1/1/48	2,104,842	2,256,686
3.50%, due 2/1/48	1,589,449	1,686,026
3.50%, due 1/1/50	1,974,494	2,083,989
4.00%, due 7/1/44	1,077,383	1,180,502
4.00%, due 3/1/45	253,788	279,305
4.00%, due 12/1/46	817,061	887,854
4.00%, due 10/1/48	821,817	900,092
4.00%, due 3/1/49	606,571	646,237
4.50%, due 3/1/41	248,818	274,733
4.50%, due 8/1/44	187,566	215,111
4.50%, due 12/1/44	1,325,573	1,487,341
4.50%, due 7/1/45	479,001	538,382
4.50%, due 4/1/46	79,761	89,495
4.50%, due 8/1/47	172,697	195,457
5.00%, due 11/1/41	968,068	1,124,128
6.50%, due 4/1/37	28,894	33,212

		58,952,997

Federal National Mortgage Association (Mortgage Pass-Through Securities) 36.4%
2.00%, due 6/1/35	2,166,999	2,265,289
2.00%, due 6/1/50	2,096,590	2,178,114
2.00%, due 8/1/50	3,878,252	4,029,055
2.00%, due 10/1/50	2,311,357	2,405,341
2.00%, due 10/1/50	2,987,800	3,116,980
2.00%, due 12/1/50	2,036,968	2,116,174
2.50%, due 8/1/35	520,426	542,827
2.50%, due 1/1/47	2,557,535	2,737,459
2.50%, due 9/1/49	2,524,703	2,668,868
2.50%, due 12/1/49 TBA (f)	7,750,000	8,169,590
2.50%, due 3/1/50	546,064	577,579
2.50%, due 3/1/50	2,572,617	2,714,282
2.50%, due 3/1/50	2,217,000	2,339,082

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 4/1/50	$2,781,895	$2,978,622
2.50%, due 5/1/50	4,586,205	4,838,750
2.50%, due 5/1/50	1,720,401	1,815,137
2.50%, due 7/1/50	2,815,082	2,970,098
2.50%, due 8/1/50	2,775,850	2,936,452
2.50%, due 8/1/50	3,755,787	3,975,783
2.50%, due 10/1/50	3,188,962	3,364,566
2.50%, due 12/1/50	2,955,589	3,129,682
2.50%, due 1/1/57	782,337	830,456
2.68%, due 5/1/25	2,000,000	2,158,435
2.73%, due 4/1/25	1,025,000	1,108,447
3.00%, due 10/1/32	502,929	533,302
3.00%, due 10/1/44	1,581,834	1,685,239
3.00%, due 9/1/46	1,088,359	1,122,659
3.00%, due 10/1/46	982,530	1,013,601
3.00%, due 3/1/47	1,012,326	1,062,709
3.00%, due 12/1/47	1,339,258	1,405,553
3.00%, due 10/1/48	24,557	25,021
3.00%, due 7/1/49 TBA (f)	6,500,000	6,810,273
3.00%, due 10/1/49	1,631,831	1,711,315
3.00%, due 3/1/50	2,606,673	2,736,104
3.00%, due 3/1/50	2,793,248	2,984,891
3.00%, due 3/1/50	1,770,985	1,886,735
3.00%, due 4/1/50	1,702,269	1,787,713
3.00%, due 5/1/50	908,309	953,002
3.00%, due 7/1/50	2,829,392	2,996,402
3.00%, due 2/1/57	681,540	740,531
3.00%, due 6/1/57	781,574	848,996
3.50%, due 3/1/37	394,009	437,145
3.50%, due 2/1/43	1,454,182	1,611,675
3.50%, due 5/1/43	2,019,795	2,196,116
3.50%, due 7/1/43	478,973	528,541
3.50%, due 11/1/44	703,066	763,820
3.50%, due 3/1/45	776,807	846,641
3.50%, due 11/1/45	2,166,441	2,343,748
3.50%, due 8/1/46	557,743	600,467
3.50%, due 10/1/47	466,646	495,670
3.50%, due 2/1/48	287,466	304,989
3.50%, due 8/1/49	1,662,493	1,756,241
3.50%, due 9/1/50	2,892,583	3,101,565
4.00%, due 8/1/38	2,408,376	2,618,836
4.00%, due 1/1/46	732,980	805,542
4.00%, due 9/1/47	401,886	431,331
4.00%, due 7/1/48	1,145,638	1,223,812
4.00%, due 9/1/48	1,120,682	1,197,361
4.00%, due 9/1/48	1,729,747	1,870,874
4.00%, due 4/1/49	294,281	314,195
4.00%, due 3/1/50	2,349,813	2,538,027
4.50%, due 2/1/41	2,153,976	2,434,714
4.50%, due 4/1/41	5,339,154	6,117,950

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/1/42	$940,114	$1,054,544
4.50%, due 12/1/43	234,291	262,606
4.50%, due 8/1/44	1,076,135	1,207,125
5.00%, due 9/1/41	1,890,947	2,195,330
5.00%, due 10/1/41	1,600,976	1,858,333
5.50%, due 7/1/41	2,893,377	3,387,698
6.00%, due 4/1/37	8,723	9,829
6.00%, due 7/1/39	658,462	790,903
6.50%, due 10/1/39	122,139	140,717
6.50%, due 8/1/47	14,593	15,873

		141,733,332

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
4.00%, due 11/20/49	1,207,243	1,287,664
4.50%, due 7/20/49	989,718	1,070,085

		2,357,749

Overseas Private Investment Corporation 0.2%
5.142%, due 12/15/23	687,178	740,584

Tennessee Valley Authority 2.1%
3.875%, due 2/15/21	2,000,000	2,008,555
4.65%, due 6/15/35	4,395,000	6,106,824

		8,115,379

United States Treasury Bonds 2.1%
3.00%, due 5/15/45	2,790,000	3,619,916
3.00%, due 2/15/48	2,000,000	2,625,469
4.375%, due 11/15/39	1,200,000	1,814,718

		8,060,103

United States Treasury Notes 15.0%
0.25%, due 4/15/23	2,500,000	2,506,152
0.375%, due 4/30/25	5,000,000	5,018,164
1.50%, due 2/15/30	2,615,000	2,766,486
1.625%, due 5/15/26	380,000	404,611
1.75%, due 9/30/22	3,070,000	3,156,704
1.75%, due 5/15/23	500,000	519,024
2.25%, due 4/30/21	5,500,000	5,538,027
2.25%, due 4/30/24	16,190,000	17,292,944
2.375%, due 8/15/24	1,695,000	1,826,826
2.625%, due 1/31/26	1,700,000	1,893,375
2.75%, due 4/30/23	5,885,000	6,240,859
2.75%, due 7/31/23	845,000	901,575
2.75%, due 8/31/23	1,325,000	1,416,249
3.00%, due 10/31/25	7,805,000	8,798,308

		58,279,304

United States Treasury Inflation—Indexed Bond 1.6% (g)
0.125%, due 7/15/30	5,585,555	6,265,131

	Principal Amount	Value
United States Treasury Inflation—Indexed Notes 3.5% (g)
0.125%, due 1/15/30	$7,873,749	$8,782,716
0.875%, due 1/15/29	4,073,319	4,786,574

		13,569,290

Total U.S. Government & Federal Agencies (Cost $286,442,079)		298,088,110

Total Long-Term Bonds (Cost $365,937,651)		379,362,007

	Shares
Short-Term Investments 8.0%
Affiliated Investment Company 3.1%
MainStay U.S. Government Liquidity Fund, 0.01% (h)	12,052,484	12,052,484

Total Affiliated Investment Company (Cost $12,052,484)		12,052,484

	Principal Amount
U.S. Government & Federal Agencies 4.9%
United States Treasury Bills (i) 0.079%, due 1/21/21	$19,000,000	18,999,177

Total U.S. Government & Federal Agencies (Cost $18,999,177)		18,999,177

Total Short-Term Investments (Cost $31,051,661)		31,051,661

Total Investments (Cost $396,989,312)	105.5%	410,413,668
Other Assets, Less Liabilities	(5.5)	(21,405,877)
Net Assets	100.0%	$389,007,791

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

(e)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(f)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2020, the total net market value of these securities was $20,173,808, which represented 5.2% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(h)	Current yield as of December 31, 2020.

(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,200,170	$—	$9,200,170
Corporate Bonds	—	10,134,403	—	10,134,403
Mortgage-Backed Securities	—	61,939,324	—	61,939,324
U.S. Government & Federal Agencies	—	298,088,110	—	298,088,110

Total Long-Term Bonds	—	379,362,007	—	379,362,007

Short-Term Investments
Affiliated Investment Company	12,052,484	—	—	12,052,484
U.S. Government & Federal Agencies	—	18,999,177	—	18,999,177

Total Short-Term Investments	12,052,484	18,999,177	—	31,051,661

Total Investments in Securities	$12,052,484	$398,361,184	$—	$410,413,668

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $384,936,828)	$398,361,184
Investment in affiliated investment company, at value (identified cost $12,052,484)	12,052,484
Receivables:
Dividends and interest	1,115,657
Portfolio shares sold	861,942
Other assets	282

Total assets	412,391,549

Liabilities
Payables:
Investment securities purchased	22,347,403
Portfolio shares redeemed	750,040
Manager (See Note 3)	162,501
NYLIFE Distributors (See Note 3)	59,456
Professional fees	40,940
Shareholder communication	14,647
Custodian	8,308
Trustees	463

Total liabilities	23,383,758

Net assets	$389,007,791

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,942
Additional paid-in capital	374,869,895

374,904,837
Total distributable earnings (loss)	14,102,954

Net assets	$389,007,791

Initial Class
Net assets applicable to outstanding shares	$107,953,677

Shares of beneficial interest outstanding	9,628,177

Net asset value per share outstanding	$11.21

Service Class
Net assets applicable to outstanding shares	$281,054,114

Shares of beneficial interest outstanding	25,313,547

Net asset value per share outstanding	$11.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$6,881,763
Dividends-affiliated	23,005
Securities lending	6,333
Other	972

Total income	6,912,073

Expenses
Manager (See Note 3)	1,656,943
Distribution/Service—Service Class (See Note 3)	658,112
Professional fees	83,544
Custodian	39,148
Shareholder communication	34,050
Trustees	7,651
Miscellaneous	15,751

Total expenses	2,495,199

Net investment income (loss)	4,416,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,410,653
Futures transactions	13,786

Net realized gain (loss)	1,424,439

Net change in unrealized appreciation (depreciation) on unaffiliated investments	7,617,671

Net realized and unrealized gain (loss)	9,042,110

Net increase (decrease) in net assets resulting from operations	$13,458,984

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,416,874	$4,927,803
Net realized gain (loss)	1,424,439	1,165,496
Net change in unrealized appreciation (depreciation)	7,617,671	5,203,640

Net increase (decrease) in net assets resulting from operations	13,458,984	11,296,939

Distributions to shareholders:
Initial Class	(1,180,531)	(1,045,109)
Service Class	(3,747,304)	(3,495,346)

Total distributions to shareholders	(4,927,835)	(4,540,455)

Capital share transactions:
Net proceeds from sale of shares	237,953,765	77,824,673
Net asset value of shares issued to shareholders in reinvestment of distributions	4,927,835	4,540,455
Cost of shares redeemed	(114,972,175)	(48,682,350)

Increase (decrease) in net assets derived from capital share transactions	127,909,425	33,682,778

Net increase (decrease) in net assets	136,440,574	40,439,262

Net Assets
Beginning of year	252,567,217	212,127,955

End of year	$389,007,791	$252,567,217

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.84	$10.49	$10.78	$10.85	$10.99

Net investment income (loss) (a)	0.17	0.25	0.26	0.25	0.24

Net realized and unrealized gain (loss) on investments	0.36	0.32	(0.27)	(0.02)	(0.11)

Total from investment operations	0.53	0.57	(0.01)	0.23	0.13

Less distributions:

From net investment income	(0.16)	(0.22)	(0.28)	(0.30)	(0.27)

Net asset value at end of year	$11.21	$10.84	$10.49	$10.78	$10.85

Total investment return (b)	4.97%	5.42%	(0.06%)	2.11%	1.07%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.50%	2.35%	2.44%	2.29%	2.14	%(c)

Net expenses (d)	0.56%	0.57%	0.57%	0.56%	0.55	%(e)

Expenses (before waiver/reimbursement) (d)	0.56%	0.57%	0.57%	0.56%	0.56%

Portfolio turnover rate (f)	77%	30%	92%	17%	64%

Net assets at end of year (in 000’s)	$107,954	$51,698	$52,552	$56,561	$64,930

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 53%, 80%, 5% and 19% for the years ended December 31, 2020, 2018, 2017 and 2016, respectively.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$10.74	$10.41	$10.69	$10.76	$10.90

Net investment income (loss) (a)	0.14	0.22	0.23	0.22	0.21

Net realized and unrealized gain (loss) on investments	0.37	0.31	(0.26)	(0.03)	(0.11)

Total from investment operations	0.51	0.53	(0.03)	0.19	0.10

Less distributions:

From net investment income	(0.15)	(0.20)	(0.25)	(0.26)	(0.24)

Net asset value at end of year	$11.10	$10.74	$10.41	$10.69	$10.76

Total investment return (b)	4.70%	5.15%	(0.31%)	1.86%	0.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.29%	2.09%	2.19%	2.04%	1.89	%(c)

Net expenses (d)	0.80%	0.82%	0.82%	0.81%	0.80	%(e)

Expenses (before waiver/reimbursement) (d)	0.80%	0.82%	0.82%	0.81%	0.81%

Portfolio turnover rate (f)	77%	30%	92%	17%	64%

Net assets at end of year (in 000’s)	$281,054	$200,869	$159,575	$155,477	$186,207

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 53%, 80%, 5% and 19% for the years ended December 31, 2020, 2018, 2017 and 2016, respectively.

18	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation

20	MainStay VP MacKay Government Portfolio

methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known

21

Notes to Financial Statements (continued)

as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any futures contracts.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR,

22	MainStay VP MacKay Government Portfolio

announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Interest Rate Contracts Risk	Total

Futures Contracts	$13,786	$13,786

Total Net Realized Gain (Loss)	$13,786	$13,786

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(5,522,656)	$(5,522,656)

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.50%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,656,943 and paid the Subadvisor in the amount of $828,472.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the

23

Notes to Financial Statements (continued)

Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$4,751	$242,242	$(234,941)	$—	$—	$12,052	$23	$—	12,052

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$397,002,764	$13,569,400	$(158,496)	$13,410,904

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,531,099	$(3,839,017)	$—	$13,410,872	$14,102,954

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $3,839,017 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$3,839

The Portfolio utilized $1,312,222 of capital loss carryforwards during the year ended December 31, 2020.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,927,835	$—	$4,540,455	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

24	MainStay VP MacKay Government Portfolio

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $358,423 and $238,705, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $2,054 and $4,163, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	5,754,098	$64,738,684
Shares issued to shareholders in reinvestment of distributions	105,587	1,180,531
Shares redeemed	(1,001,790)	(11,226,218)

Net increase (decrease)	4,857,895	$54,692,997

Year ended December 31, 2019:
Shares sold	333,172	$3,602,034
Shares issued to shareholders in reinvestment of distributions	95,996	1,045,109
Shares redeemed	(669,585)	(7,205,847)

Net increase (decrease)	(240,417)	$(2,558,704)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	15,621,490	$173,215,081
Shares issued to shareholders in reinvestment of distributions	338,268	3,747,304
Shares redeemed	(9,342,684)	(103,745,957)

Net increase (decrease)	6,617,074	$73,216,428

Year ended December 31, 2019:
Shares sold	6,932,390	$74,222,639
Shares issued to shareholders in reinvestment of distributions	323,666	3,495,346
Shares redeemed	(3,895,948)	(41,476,503)

Net increase (decrease)	3,360,108	$36,241,482

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP MacKay Government Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

28	MainStay VP MacKay Government Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

30	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP MacKay Government Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Government Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801642	MSVPG11-02/21 (NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2017	7.40%	4.41%	0.30%

Benchmark Performance	One Year	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51%	4.89%
Morningstar Intermediate Core Bond Category Average[4]	7.52	4.62

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,008.70	$1.46	$1,023.68	$1.48	0.29%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers Held as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.125%–2.875%, due 2/15/21–11/15/30

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.50%, due 7/1/21–1/1/51

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 1.50%–5.50%, due 12/1/25–1/1/51

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–5.00%, due 11/20/42–1/1/51

5.	United States Treasury Bonds, 1.25%–4.625%, due 2/15/36–8/15/50
6.	Mexico Government International Bond, 4.125%, due 1/21/26

7.	Bank of America Corp., 2.831%–3.419%, due 1/11/23–10/24/51

8.	Citigroup, Inc., 0.776%–4.65%, due 10/30/24–7/30/45

9.	Wells Fargo & Co., 3.00%–4.75%, due 3/8/22–12/7/46

10.	JPMorgan Chase & Co., 4.25%–4.26%, due 10/1/27–2/22/48

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Indexed Bond Portfolio returned 7.40% for Initial Class shares. Over the same period, Initial Class shares underperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the 12 months ended December 31, 2020, Initial Class shares underperformed the 7.52% return of the Morningstar Intermediate Core Bond Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

From a liquidity perspective, the first quarter of 2020 proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads2 and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

Since the Fund is passively managed, there was no material impact on the Portfolio’s performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

U.S. Treasury futures were used to maintain a duration3 equal to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index and did not materially affect the performance of the

Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the benchmark. These trades reduced tracking error for the Portfolio and the benchmark.

During the reporting period, which credit-rating categories were strong performers and which credit- rating categories were weak?

During the reporting period, credits rated A produced the highest excess return followed by credits rated AA. Credits rated AAA and BBB both produced negative excess returns, underperforming matched-duration Treasury securities.4

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio employs a passive strategy that attempts to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2020, the Portfolio’s duration was approximately 6.26 years, as compared to a duration of 6.27 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments made the strongest positive contributions to the Portfolio’s performance, and which market segments detracted the most?

During the reporting period, all the broad sectors in the Barclays U.S. Aggregate Bond Index produced positive total returns. The Treasury sector made the strongest contribution to the Portfolio’s performance. (Contributions take weightings and total returns into account.) The corporate sector produced the second highest contribution to performance, led by the industrials and financials subsectors. In the non-corporate sector, the sovereign subsector was the Portfolio’s best performer. Among securitized products, mortgage-backed securities outperformed both commercial mortgage-backed securities and asset-backed securities. U.S. government agencies underperformed all the other broad sectors in the Barclays U.S. Aggregate Bond Index.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

8	MainStay VP Indexed Bond Portfolio

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

We did not consider any changes to the Bloomberg Barclays U.S. Aggregate Bond Index to be material enough to change our investment strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 98.1%† Asset-Backed Securities 0.1%
Automobile Asset-Backed Securities 0.1%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$38,373	$38,764
BMW Vehicle Lease Trust Series 2018-1, Class A3 3.26%, due 7/20/21	22,537	22,572
GM Financial Consumer Automobile Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	388,291	393,606
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	361,038	365,315

Total Asset-Backed Securities (Cost $806,408)		820,257

Corporate Bonds 30.9%
Aerospace & Defense 0.6%
Boeing Co.
3.25%, due 3/1/28	785,000	830,744
5.15%, due 5/1/30	950,000	1,149,739
General Dynamics Corp. 3.00%, due 5/11/21	5,000	5,048
Lockheed Martin Corp. 4.07%, due 12/15/42	430,000	558,772
Northrop Grumman Systems Corp. 7.75%, due 2/15/31	360,000	553,038
Raytheon Technologies Corp.
3.125%, due 7/1/50	650,000	716,750
3.15%, due 12/15/24	430,000	467,115
3.50%, due 3/15/27	360,000	410,889
3.65%, due 8/16/23	2,000	2,156

		4,694,251

Apparel 0.0%‡
Nike, Inc. 3.625%, due 5/1/43	115,000	140,260

Auto Manufacturers 0.4%
General Motors Financial Co., Inc. 4.35%, due 1/17/27	2,075,000	2,362,154
Toyota Motor Credit Corp. 2.25%, due 10/18/23	490,000	515,548

		2,877,702

Banks 6.5%
Bank of America Corp.
2.831%, due 10/24/51 (a)	995,000	1,037,859
3.248%, due 10/21/27	680,000	760,983

	Principal Amount	Value
Banks (continued)
Bank of America Corp. (continued)
3.30%, due 1/11/23	$1,385,000	$1,468,391
3.419%, due 12/20/28 (a)	2,435,000	2,750,440
Bank of New York Mellon Corp.
2.50%, due 4/15/21	10,000	10,045
3.00%, due 2/24/25	685,000	751,882
Bank of Nova Scotia 2.70%, due 3/7/22	1,220,000	1,255,778
Barclays PLC 5.25%, due 8/17/45	270,000	373,080
BNP Paribas S.A. 3.25%, due 3/3/23	720,000	765,191
Citigroup, Inc.
0.776%, due 10/30/24 (a)	2,550,000	2,566,542
3.98%, due 3/20/30 (a)	375,000	441,003
4.45%, due 9/29/27	2,060,000	2,435,205
4.65%, due 7/30/45	270,000	361,387
Cooperatieve Rabobank UA 5.25%, due 5/24/41	680,000	1,002,644
Credit Suisse Group A.G. 3.80%, due 6/9/23	335,000	360,792
Goldman Sachs Group, Inc.
1.093%, due 12/9/26 (a)	4,300,000	4,347,266
4.80%, due 7/8/44	575,000	795,435
HSBC Holdings PLC 3.90%, due 5/25/26	2,075,000	2,368,496
JPMorgan Chase & Co.
4.25%, due 10/1/27	3,540,000	4,197,953
4.26%, due 2/22/48 (a)	825,000	1,080,485
Keybank N.A. 2.40%, due 6/9/22	335,000	344,731
Kreditanstalt fuer Wiederaufbau 2.125%, due 3/7/22	3,580,000	3,662,770
Lloyds Banking Group PLC 3.75%, due 1/11/27	1,915,000	2,171,648
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	835,000	889,685
Morgan Stanley
1.794%, due 2/13/32 (a)	950,000	956,792
3.625%, due 1/20/27	2,500,000	2,863,039
4.10%, due 5/22/23	930,000	1,009,268
National Australia Bank, Ltd. 2.50%, due 5/22/22	335,000	345,245
Natwest Group PLC 3.875%, due 9/12/23	270,000	292,960
PNC Bank N.A. 2.625%, due 2/17/22	335,000	343,139
Royal Bank of Canada 2.75%, due 2/1/22	555,000	570,195
Truist Financial Corp.
2.05%, due 5/10/21	5,000	5,024
2.75%, due 4/1/22	430,000	442,459

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Wells Fargo & Co.
3.00%, due 4/22/26	$3,700,000	$4,072,211
3.50%, due 3/8/22	580,000	601,321
4.75%, due 12/7/46	825,000	1,079,711
Westpac Banking Corp. 2.80%, due 1/11/22	720,000	738,745

		49,519,800

Beverages 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.60%, due 4/15/48	1,640,000	2,075,258
Coca Cola Co.
2.25%, due 9/1/26	490,000	531,715
2.60%, due 6/1/50	650,000	685,887
Constellation Brands, Inc. 3.60%, due 2/15/28	150,000	171,349
Diageo Capital PLC 5.875%, due 9/30/36	368,000	530,743
Keurig Dr. Pepper, Inc. 4.985%, due 5/25/38	115,000	153,981
Molson Coors Beverage Co. 4.20%, due 7/15/46	115,000	131,958
PepsiCo, Inc.
2.75%, due 3/1/23	555,000	585,975
2.85%, due 2/24/26	360,000	398,589
4.45%, due 4/14/46	800,000	1,116,133

		6,381,588

Biotechnology 0.4%
Amgen, Inc.
2.70%, due 5/1/22	305,000	313,826
3.125%, due 5/1/25	430,000	473,759
3.375%, due 2/21/50	605,000	675,954
Baxalta, Inc. 3.60%, due 6/23/22	39,000	40,580
Gilead Sciences, Inc.
3.65%, due 3/1/26	715,000	811,155
4.60%, due 9/1/35	305,000	393,982

		2,709,256

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	100,000	141,794

Chemicals 0.4%
DuPont de Nemours, Inc. 4.493%, due 11/15/25	650,000	758,777
Ecolab, Inc. 2.70%, due 11/1/26	360,000	399,571
Mosaic Co. 4.05%, due 11/15/27	680,000	769,985

	Principal Amount	Value
Chemicals (continued)
Nutrien, Ltd. 5.875%, due 12/1/36	$360,000	$484,871
Sherwin-Williams Co. 3.95%, due 1/15/26	430,000	491,815

		2,905,019

Computers 1.0%
Apple, Inc.
2.15%, due 2/9/22	305,000	311,323
2.90%, due 9/12/27	425,000	475,328
3.35%, due 2/9/27	16,000	18,252
4.25%, due 2/9/47	305,000	416,248
4.50%, due 2/23/36	1,245,000	1,676,045
Dell International LLC / EMC Corp. (b)
5.45%, due 6/15/23	720,000	796,335
6.02%, due 6/15/26	500,000	609,973
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	305,000	323,965
International Business Machines Corp.
1.875%, due 8/1/22	400,000	411,082
3.45%, due 2/19/26	375,000	425,542
3.50%, due 5/15/29	1,740,000	2,013,312

		7,477,405

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. 2.70%, due 2/2/26	360,000	399,319
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	110,902

		510,221

Diversified Financial Services 0.9%
American Express Co.
2.50%, due 8/1/22	500,000	515,883
3.40%, due 2/27/23	590,000	627,500
Capital One Financial Co. 3.05%, due 3/9/22	940,000	968,740
GE Capital Funding LLC 4.05%, due 5/15/27 (b)	2,400,000	2,745,586
Mastercard, Inc. 3.85%, due 3/26/50	650,000	838,966
Visa, Inc.
2.80%, due 12/14/22	680,000	711,563
4.30%, due 12/14/45	300,000	410,921

		6,819,159

Electric 1.8%
CenterPoint Energy Houston Electric LLC 4.25%, due 2/1/49	425,000	563,555
Commonwealth Edison Co. 3.65%, due 6/15/46	665,000	790,497
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	940,000	1,306,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
DTE Electric Co. 3.375%, due 3/1/25	$305,000	$336,855
Duke Energy Carolinas LLC
3.875%, due 3/15/46	1,165,000	1,431,693
4.00%, due 9/30/42	360,000	444,739
Edison International 2.95%, due 3/15/23	305,000	316,914
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	5,000	5,039
Entergy Louisiana LLC 4.20%, due 4/1/50	500,000	644,941
Florida Power & Light Co.
2.75%, due 6/1/23	195,000	204,033
3.80%, due 12/15/42	850,000	1,052,998
MidAmerican Energy Co. 3.95%, due 8/1/47	555,000	697,524
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	140,000	146,217
Ohio Power Co. 6.60%, due 2/15/33	265,000	368,058
PPL Electric Utilities Corp. 3.95%, due 6/1/47	150,000	186,768
Public Service Electric & Gas Co. 2.70%, due 5/1/50	650,000	687,083
San Diego Gas & Electric Co. 4.15%, due 5/15/48	360,000	452,700
Sempra Energy 3.80%, due 2/1/38	360,000	416,988
Southern California Edison Co. 4.125%, due 3/1/48	360,000	429,038
Southern Co.
2.95%, due 7/1/23	305,000	322,984
4.40%, due 7/1/46	750,000	943,424
Virginia Electric & Power Co. 4.00%, due 1/15/43	590,000	741,573
Xcel Energy, Inc. 3.30%, due 6/1/25	1,230,000	1,351,990

		13,841,682

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	430,000	471,546
Waste Management, Inc. 3.15%, due 11/15/27	430,000	485,479

		957,025

Food 0.3%
General Mills, Inc.
3.15%, due 12/15/21	5,000	5,096
4.20%, due 4/17/28	115,000	137,882

	Principal Amount	Value
Food (continued)
Kroger Co. 2.20%, due 5/1/30	$950,000	$998,283
Sysco Corp. 3.25%, due 7/15/27	430,000	478,537
Tyson Foods, Inc. 5.10%, due 9/28/48	425,000	611,842

		2,231,640

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 5.50%, due 1/17/27	680,000	774,357
International Paper Co. 3.80%, due 1/15/26	335,000	379,562

		1,153,919

Gas 0.1%
NiSource, Inc. 3.49%, due 5/15/27	360,000	408,214

Health Care—Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	250,000	292,861
4.90%, due 11/30/46	400,000	593,002
Boston Scientific Corp. 4.70%, due 3/1/49	325,000	445,887
Medtronic, Inc. 4.625%, due 3/15/45	574,000	814,376
Stryker Corp. 3.65%, due 3/7/28	360,000	416,351
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	490,000	546,238

		3,108,715

Health Care—Services 0.8%
Aetna, Inc. 6.625%, due 6/15/36	360,000	529,212
Anthem, Inc. 4.375%, due 12/1/47	430,000	554,237
Cigna Corp. 3.90%, due 2/15/22	405,000	420,750
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	430,000	475,132
UnitedHealth Group, Inc.
3.10%, due 3/15/26	825,000	924,538
3.75%, due 7/15/25	2,475,000	2,819,856
4.25%, due 4/15/47	425,000	564,537

		6,288,262

Household Products & Wares 0.1%
Clorox Co. 3.90%, due 5/15/28	360,000	422,936
Kimberly-Clark Corp. 2.75%, due 2/15/26	360,000	398,593

		821,529

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Housewares 0.0%‡
Newell Brands, Inc. 4.35%, due 4/1/23	$175,000	$183,556

Insurance 0.8%
Allstate Corp. 5.35%, due 6/1/33	360,000	492,488
American International Group, Inc. 6.25%, due 5/1/36	575,000	832,279
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	580,000	768,432
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	305,000	343,718
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	665,000	680,809
Metlife, Inc. 3.60%, due 11/13/25	2,315,000	2,620,896
Prudential Financial, Inc. 3.935%, due 12/7/49	225,000	273,385

		6,012,007

Internet 0.3%
Alphabet, Inc. 3.375%, due 2/25/24	500,000	547,232
Amazon.com, Inc. 3.875%, due 8/22/37	1,360,000	1,696,558

		2,243,790

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	435,000	600,523

Machinery—Diversified 0.0%‡
Deere & Co. 3.90%, due 6/9/42	245,000	311,390

Media 1.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, due 7/23/25	1,250,000	1,451,810
5.75%, due 4/1/48	1,175,000	1,537,420
Comcast Corp.
3.30%, due 4/1/27	1,050,000	1,193,949
3.40%, due 7/15/46	2,040,000	2,348,587
Discovery Communications LLC 3.95%, due 3/20/28	575,000	659,977
TWDC Enterprises 18 Corp. 2.35%, due 12/1/22	835,000	867,078
ViacomCBS, Inc. 4.95%, due 1/15/31	950,000	1,192,372

	Principal Amount	Value
Media (continued)
Walt Disney Co.
3.00%, due 9/15/22	$1,040,000	$1,086,189
3.80%, due 3/22/30	950,000	1,132,083
6.40%, due 12/15/35	685,000	1,062,947

		12,532,412

Mining 0.2%
Barrick North America Finance LLC 5.70%, due 5/30/41	150,000	217,030
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	705,000	770,514
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	680,000	767,533

		1,755,077

Miscellaneous—Manufacturing 0.2%
3M Co. 4.00%, due 9/14/48	425,000	546,271
Eaton Corp. 4.00%, due 11/2/32	360,000	439,728
General Electric Co. 4.125%, due 10/9/42	94,000	110,192
Parker-Hannifin Corp.
3.50%, due 9/15/22	415,000	435,842
4.20%, due 11/21/34	115,000	142,127

		1,674,160

Multi-National 1.2%
Asian Development Bank 2.75%, due 3/17/23	1,300,000	1,372,510
European Investment Bank
2.25%, due 8/15/22	2,000,000	2,066,810
2.375%, due 5/24/27	745,000	822,658
Inter-American Development Bank 1.75%, due 4/14/22	1,190,000	1,213,975
International Bank for Reconstruction & Development
2.00%, due 1/26/22	2,000,000	2,038,243
3.00%, due 9/27/23	1,300,000	1,396,876

		8,911,072

Oil & Gas 1.2%
BP Capital Markets America, Inc.
1.749%, due 8/10/30	1,275,000	1,282,813
3.588%, due 4/14/27	425,000	483,367
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	150,000	201,427
Chevron Corp. 3.191%, due 6/24/23	685,000	728,541
ConocoPhillips Co. 5.95%, due 3/15/46	490,000	745,756
Devon Energy Corp. 4.75%, due 5/15/42	360,000	406,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
EOG Resources, Inc. 3.90%, due 4/1/35	$305,000	$357,881
Equinor ASA 5.10%, due 8/17/40	585,000	818,509
Exxon Mobil Corp. 4.114%, due 3/1/46	665,000	820,215
Hess Corp. 7.125%, due 3/15/33	150,000	195,890
Shell International Finance B.V.
2.375%, due 8/21/22	490,000	507,064
3.75%, due 9/12/46	835,000	1,009,427
Total Capital International S.A. 2.829%, due 1/10/30	1,275,000	1,420,826

		8,978,108

Oil & Gas Services 0.0%‡
Halliburton Co. 3.80%, due 11/15/25	28,000	31,403

Pharmaceuticals 2.4%
AbbVie, Inc.
3.20%, due 11/6/22	715,000	748,587
3.75%, due 11/14/23	120,000	130,848
3.80%, due 3/15/25	250,000	278,795
4.70%, due 5/14/45	1,530,000	2,001,569
4.75%, due 3/15/45	125,000	163,365
Allergan Funding SCS
3.80%, due 3/15/25	50,000	53,253
4.75%, due 3/15/45	25,000	29,153
AstraZeneca PLC 6.45%, due 9/15/37	715,000	1,103,508
Becton Dickinson & Co. 3.70%, due 6/6/27	231,000	265,098
Bristol-Myers Squibb Co.
2.75%, due 2/15/23	25,000	26,234
3.40%, due 7/26/29	2,155,000	2,508,767
3.55%, due 8/15/22	255,000	268,655
3.625%, due 5/15/24	835,000	915,424
Cigna Corp.
4.125%, due 11/15/25	225,000	259,205
4.90%, due 12/15/48	250,000	343,784
CVS Health Corp.
1.875%, due 2/28/31	1,685,000	1,705,933
2.75%, due 12/1/22	555,000	576,959
4.25%, due 4/1/50	450,000	562,899
Eli Lilly & Co. 3.95%, due 3/15/49	425,000	557,555
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	430,000	511,990

	Principal Amount	Value
Pharmaceuticals (continued)
Johnson & Johnson
3.55%, due 3/1/36	$500,000	$617,479
4.95%, due 5/15/33	425,000	595,477
Merck & Co., Inc. 3.70%, due 2/10/45	360,000	448,635
Mylan, Inc.
4.20%, due 11/29/23	100,000	109,348
5.20%, due 4/15/48	115,000	149,714
Novartis Capital Corp. 4.00%, due 11/20/45	435,000	569,840
Pfizer, Inc.
3.00%, due 6/15/23	255,000	271,751
3.20%, due 9/15/23	25,000	26,967
4.00%, due 12/15/36	1,690,000	2,139,822
4.10%, due 9/15/38	120,000	153,505

		18,094,119

Pipelines 1.8%
Enbridge, Inc. 4.50%, due 6/10/44	360,000	420,840
Energy Transfer Operating, L.P. 4.05%, due 3/15/25	4,080,000	4,475,774
Enterprise Products Operating LLC
3.70%, due 2/15/26	675,000	764,579
4.80%, due 2/1/49	575,000	725,748
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	430,000	540,002
Kinder Morgan, Inc. 4.30%, due 6/1/25	840,000	958,442
MPLX, L.P. 4.125%, due 3/1/27	1,255,000	1,447,435
ONEOK, Inc. 3.10%, due 3/15/30	950,000	1,012,023
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	687,000	745,080
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	305,000	314,051
TransCanada PipeLines, Ltd.
4.875%, due 1/15/26	435,000	517,193
4.875%, due 5/15/48	825,000	1,066,818
Williams Cos., Inc. 3.35%, due 8/15/22	425,000	442,014

		13,429,999

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	305,000	346,266

Real Estate Investment Trusts 0.3%
American Tower Corp. 5.00%, due 2/15/24	270,000	305,583

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc. 2.90%, due 10/15/26	$305,000	$338,114
ERP Operating, L.P. 3.25%, due 8/1/27	360,000	402,248
Realty Income Corp. 4.65%, due 3/15/47	225,000	307,255
Simon Property Group, L.P. 4.25%, due 11/30/46	643,000	746,700

		2,099,900

Retail 1.2%
Home Depot, Inc. 4.25%, due 4/1/46	1,250,000	1,658,279
Lowe’s Cos., Inc. 4.05%, due 5/3/47	585,000	732,316
McDonald’s Corp. 3.375%, due 5/26/25	2,185,000	2,426,590
Starbucks Corp. 2.55%, due 11/15/30	1,275,000	1,378,906
Target Corp.
2.35%, due 2/15/30	250,000	273,181
3.50%, due 7/1/24	425,000	470,487
Walmart, Inc.
2.85%, due 7/8/24	375,000	405,695
3.30%, due 4/22/24	115,000	125,337
4.30%, due 4/22/44	925,000	1,240,644

		8,711,435

Semiconductors 0.7%
Applied Materials, Inc. 5.10%, due 10/1/35	360,000	500,518
Broadcom, Inc. 4.15%, due 11/15/30	950,000	1,099,874
Intel Corp. 3.70%, due 7/29/25	2,135,000	2,415,818
QUALCOMM, Inc. 4.65%, due 5/20/35	360,000	481,573
Texas Instruments, Inc. 2.625%, due 5/15/24	500,000	534,029

		5,031,812

Software 0.9%
Fidelity National Information Services, Inc. 3.50%, due 4/15/23	113,000	119,921
Fiserv, Inc. 4.20%, due 10/1/28	925,000	1,102,875
Microsoft Corp.
2.40%, due 2/6/22	10,000	10,204
3.30%, due 2/6/27	590,000	673,223
4.25%, due 2/6/47	655,000	926,647

	Principal Amount	Value
Software (continued)
Oracle Corp.
2.95%, due 5/15/25	$2,930,000	$3,217,904
4.00%, due 7/15/46	305,000	374,375
5.375%, due 7/15/40	500,000	717,628

		7,142,777

Sovereign 0.2%
Japan Bank for International Cooperation 2.875%, due 6/1/27	776,000	873,023
Svensk Exportkredit A.B. 2.375%, due 3/9/22	600,000	614,929

		1,487,952

Telecommunications 1.7%
AT&T, Inc.
2.55%, due 12/1/33 (b)	2,251,000	2,307,586
3.55%, due 9/15/55 (b)	1,656,000	1,650,378
3.60%, due 7/15/25	435,000	489,769
Cisco Systems, Inc. 2.95%, due 2/28/26	685,000	762,291
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	360,000	569,583
T-Mobile USA, Inc. 3.875%, due 4/15/30 (b)	950,000	1,100,290
Telefonica Emisiones S.A. 7.045%, due 6/20/36	500,000	745,798
Verizon Communications, Inc.
4.016%, due 12/3/29	840,000	998,834
5.50%, due 3/16/47	1,400,000	2,039,436
Vodafone Group PLC 4.375%, due 5/30/28	1,930,000	2,311,481

		12,975,446

Transportation 1.1%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	1,381,000	1,563,657
Canadian National Railway Co. 6.25%, due 8/1/34	360,000	550,090
CSX Corp. 3.35%, due 9/15/49	825,000	938,575
FedEx Corp.
2.625%, due 8/1/22	435,000	450,053
3.20%, due 2/1/25	830,000	910,876
Norfolk Southern Corp. 3.942%, due 11/1/47	491,000	598,673
Union Pacific Corp. 2.75%, due 3/1/26	2,430,000	2,657,250
United Parcel Service, Inc. 3.40%, due 11/15/46	680,000	817,401

		8,486,575

Total Corporate Bonds (Cost $216,879,303)		234,027,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Foreign Government Bonds 2.2%
Canada 0.4%
Province of Ontario Canada 2.50%, due 4/27/26	$1,620,000	$1,777,350
Province of Quebec Canada 2.50%, due 4/20/26	1,100,000	1,208,080

		2,985,430

Colombia 0.2%
Colombia Government International Bond 6.125%, due 1/18/41	920,000	1,232,800

Mexico 0.9%
Mexico Government International Bond 4.125%, due 1/21/26	6,205,000	7,127,994

Panama 0.2%
Panama Government International Bond 3.75%, due 3/16/25	1,250,000	1,382,825

Peru 0.3%
Peruvian Government International Bond 7.35%, due 7/21/25	1,520,000	1,945,615

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	800,000	1,055,200

Republic of Korea 0.1%
Korea Development Bank 3.25%, due 2/19/24	850,000	917,669

Total Foreign Government Bonds (Cost $15,309,107)		16,647,533

Mortgage-Backed Securities 1.6%
Agency Collateral (Collateralized Mortgage Obligation) 0.6%
Freddie Mac Multifamily Structured Pass Through Certificates Series K094, Class A2 2.903%, due 6/25/29	4,000,000	4,554,651

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	800,000	933,726
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	104,054

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust (continued)
Series 2018-B1, Class A5 3.666%, due 1/15/51 (c)	$800,000	$921,940
Series 2018-B6, Class A3 3.995%, due 10/10/51	900,000	1,048,370
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (c)	300,000	321,669
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	219,684
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	341,613
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	339,430
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	336,084
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	326,473
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	329,270
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (c)	800,000	936,963
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	311,674
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	580,436
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, due 9/15/48	298,975	332,214
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	205,769

		7,589,369

Total Mortgage-Backed Securities (Cost $11,291,953)		12,144,020

U.S. Government & Federal Agencies 63.3%
Federal Home Loan Bank 0.4%
3.25%, due 11/16/28	2,200,000	2,630,924

Federal Home Loan Mortgage Corporation 0.3%
0.375%, due 7/21/25	1,800,000	1,800,950
2.375%, due 1/13/22	500,000	511,560

		2,312,510

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.1%
1.50%, due 1/1/36 TBA (d)	$3,500,000	$3,601,172
2.00%, due 1/1/36 TBA (d)	3,700,000	3,868,234
2.00%, due 1/1/51 TBA (d)	14,800,000	15,374,078
2.50%, due 10/1/31	57,840	61,316
2.50%, due 2/1/32	275,802	288,340
2.50%, due 2/1/33	306,408	320,097
2.50%, due 4/1/33	410,805	429,096
2.50%, due 6/1/33	59,118	61,752
2.50%, due 7/1/33	167,096	174,631
2.50%, due 9/1/34	820,488	855,488
2.50%, due 10/1/34	823,624	858,846
2.50%, due 3/1/35	1,670,732	1,741,643
2.50%, due 5/1/50	5,793,093	6,167,878
3.00%, due 9/1/27	148,995	156,566
3.00%, due 4/1/32	182,505	191,690
3.00%, due 6/1/32	48,331	50,755
3.00%, due 9/1/32	23,347	24,520
3.00%, due 10/1/32	105,242	110,528
3.00%, due 5/1/33	150,318	157,799
3.00%, due 9/1/33	140,433	147,240
3.00%, due 9/1/36	122,654	133,877
3.00%, due 11/1/37	92,500	97,159
3.00%, due 12/1/37	154,519	161,850
3.00%, due 9/1/46	731,358	769,129
3.00%, due 12/1/46	49,733	52,197
3.00%, due 2/1/47	57,529	60,849
3.00%, due 3/1/47	258,206	271,149
3.00%, due 4/1/47	77,523	81,399
3.00%, due 1/1/48	554,158	580,695
3.00%, due 2/1/48	354,845	371,824
3.00%, due 3/1/48	308,732	323,369
3.00%, due 4/1/48	664,074	721,034
3.00%, due 6/1/48	509,296	533,886
3.00%, due 9/1/50	3,553,098	3,826,897
3.50%, due 12/1/25	32,891	34,909
3.50%, due 5/1/33	126,732	134,714
3.50%, due 9/1/33	37,182	39,459
3.50%, due 2/1/37	139,999	149,006
3.50%, due 1/1/38	162,451	172,894
3.50%, due 6/1/43	175,859	191,333
3.50%, due 9/1/44	154,356	168,794
3.50%, due 8/1/45	280,321	300,065
3.50%, due 8/1/46	395,821	424,864
3.50%, due 8/1/47	40,659	43,150
3.50%, due 9/1/47	96,737	102,624
3.50%, due 11/1/47	200,298	212,237
3.50%, due 12/1/47	3,516,663	3,727,721
3.50%, due 12/1/47	444,154	470,886
3.50%, due 1/1/48	44,607	47,294

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/48	$563,818	$597,536
3.50%, due 5/1/48	4,379,752	4,633,169
3.50%, due 5/1/48	189,610	200,961
3.50%, due 6/1/48	302,499	320,273
3.50%, due 8/1/48	295,729	312,126
3.50%, due 9/1/48	293,755	310,715
3.50%, due 11/1/48	103,450	109,226
3.50%, due 12/1/48	275,648	291,772
4.00%, due 4/1/46	321,732	348,736
4.00%, due 5/1/46	109,323	118,499
4.00%, due 4/1/47	84,996	91,435
4.00%, due 6/1/47	218,140	234,565
4.00%, due 8/1/47	416,610	448,425
4.00%, due 10/1/47	100,237	107,481
4.00%, due 12/1/47	270,091	289,743
4.00%, due 1/1/48	88,062	94,634
4.00%, due 5/1/48	132,599	142,179
4.00%, due 9/1/48	506,255	539,866
4.00%, due 12/1/48	280,310	298,985
4.50%, due 5/1/38	96,091	105,360
4.50%, due 9/1/46	21,450	23,620
4.50%, due 9/1/46	48,116	53,082
4.50%, due 10/1/46	173,810	191,794
4.50%, due 2/1/47	37,113	40,807
4.50%, due 11/1/47	46,103	50,312
4.50%, due 2/1/48	87,218	94,990
4.50%, due 4/1/48	118,063	128,482
4.50%, due 6/1/48	68,209	74,069
4.50%, due 7/1/48	247,491	268,867
4.50%, due 8/1/48	246,083	267,110
4.50%, due 1/1/49	349,352	378,634
5.00%, due 9/1/38	57,502	66,853
5.00%, due 11/1/41	94,626	109,893
5.00%, due 3/1/47	152,472	169,912
5.00%, due 9/1/48	357,414	396,968
5.00%, due 1/1/49	151,789	168,321
5.50%, due 1/1/29	51,486	57,458
5.50%, due 7/1/38	80,653	92,972

		61,076,763

Federal National Mortgage Association 0.6%
0.65%, due 12/10/25	2,000,000	2,001,610
1.375%, due 9/6/22	725,000	740,427
1.875%, due 4/5/22	300,000	306,630
1.875%, due 9/24/26	1,650,000	1,784,063

		4,832,730

Federal National Mortgage Association (Mortgage Pass-Through Securities) 9.6%
2.50%, due 10/1/27	170,248	177,750
2.50%, due 4/1/30	142,956	149,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 10/1/31	$260,849	$272,632
2.50%, due 2/1/32	217,444	227,293
2.50%, due 2/1/32	225,297	235,477
2.50%, due 8/1/32	449,631	476,409
2.50%, due 3/1/33	279,986	298,380
2.50%, due 6/1/33	230,880	241,092
2.50%, due 4/1/46	49,209	52,455
2.50%, due 10/1/46	155,189	165,900
2.50%, due 1/1/51 TBA (d)	12,800,000	13,493,000
3.00%, due 4/1/25	48,618	50,993
3.00%, due 11/1/31	167,031	175,615
3.00%, due 1/1/32	195,504	205,387
3.00%, due 6/1/32	131,266	137,799
3.00%, due 1/1/33	150,716	158,269
3.00%, due 2/1/33	207,327	221,574
3.00%, due 4/1/33	267,489	280,897
3.00%, due 5/1/33	318,966	334,893
3.00%, due 9/1/33	37,444	39,244
3.00%, due 9/1/34	1,247,830	1,308,489
3.00%, due 2/1/37	180,128	196,274
3.00%, due 1/1/38	463,846	487,212
3.00%, due 9/1/42	942,957	1,000,483
3.00%, due 3/1/43	6,557,538	6,988,400
3.00%, due 12/1/43	836,359	889,933
3.00%, due 10/1/44	639,113	679,492
3.00%, due 10/1/46	128,018	134,566
3.00%, due 12/1/46	1,199,293	1,265,555
3.00%, due 2/1/47	188,673	198,361
3.00%, due 8/1/47	794,235	860,164
3.00%, due 10/1/47	686,747	744,213
3.00%, due 11/1/47	123,341	129,574
3.00%, due 6/1/48	112,920	118,513
3.00%, due 9/1/49	1,542,041	1,617,054
3.00%, due 10/1/50	3,536,194	3,791,586
3.50%, due 7/1/21	4,658	4,934
3.50%, due 3/1/22	18,109	19,181
3.50%, due 5/1/26	37,445	39,729
3.50%, due 11/1/31	43,625	46,740
3.50%, due 5/1/33	97,678	103,886
3.50%, due 6/1/33	158,600	168,399
3.50%, due 7/1/33	78,377	83,232
3.50%, due 9/1/33	104,398	110,742
3.50%, due 5/1/45	726,375	797,469
3.50%, due 9/1/45	85,855	91,927
3.50%, due 12/1/45	204,173	218,573
3.50%, due 12/1/45	374,455	405,636
3.50%, due 1/1/46	242,302	266,028
3.50%, due 1/1/46	226,675	245,442
3.50%, due 4/1/46	88,859	94,900

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/46	$444,148	$485,582
3.50%, due 10/1/46	222,515	237,534
3.50%, due 10/1/46	101,795	108,333
3.50%, due 1/1/47	194,887	208,329
3.50%, due 7/1/47	45,484	48,298
3.50%, due 7/1/47	213,736	230,499
3.50%, due 10/1/47	166,569	176,740
3.50%, due 11/1/47	617,437	655,427
3.50%, due 11/1/47	238,617	252,749
3.50%, due 11/1/47	499,014	529,284
3.50%, due 12/1/47	44,346	47,036
3.50%, due 3/1/48	4,109,247	4,354,244
3.50%, due 8/1/48	321,598	339,705
3.50%, due 9/1/48	398,286	420,711
3.50%, due 2/1/49	788,391	832,297
3.50%, due 6/1/49	1,528,825	1,615,074
4.00%, due 5/1/24	56,333	59,761
4.00%, due 11/1/29	142,990	151,773
4.00%, due 2/1/37	37,999	40,996
4.00%, due 8/1/38	310,052	332,522
4.00%, due 8/1/44	221,762	244,226
4.00%, due 2/1/45	214,917	233,963
4.00%, due 9/1/45	43,262	46,992
4.00%, due 5/1/46	190,559	206,000
4.00%, due 9/1/46	73,901	80,140
4.00%, due 9/1/46	92,101	99,594
4.00%, due 2/1/47	33,389	36,189
4.00%, due 4/1/47	18,068	19,446
4.00%, due 5/1/47	114,886	123,601
4.00%, due 5/1/47	133,598	143,907
4.00%, due 6/1/47	406,760	438,353
4.00%, due 9/1/47	3,416,028	3,666,315
4.00%, due 10/1/47	44,317	47,628
4.00%, due 11/1/47	44,087	47,350
4.00%, due 12/1/47	119,670	128,028
4.00%, due 1/1/48	45,694	49,214
4.00%, due 1/1/48	246,527	264,174
4.00%, due 1/1/48	289,639	309,967
4.00%, due 2/1/48	133,664	143,109
4.00%, due 6/1/48	581,040	621,042
4.00%, due 7/1/48	143,820	153,603
4.00%, due 7/1/48	350,792	374,776
4.00%, due 7/1/48	553,182	590,524
4.00%, due 8/1/48	1,989,397	2,124,128
4.00%, due 8/1/48	94,112	100,388
4.00%, due 9/1/48	91,062	97,207
4.00%, due 9/1/48	356,373	379,709
4.00%, due 10/1/48	65,242	69,653
4.00%, due 11/1/48	173,119	184,804
4.00%, due 1/1/49	126,307	134,885

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 9/1/49	$2,209,580	$2,359,262
4.50%, due 7/1/46	43,926	48,182
4.50%, due 12/1/46	49,236	54,315
4.50%, due 4/1/47	374,342	412,054
4.50%, due 5/1/47	15,084	16,471
4.50%, due 7/1/47	76,141	83,614
4.50%, due 7/1/47	274,877	298,273
4.50%, due 8/1/47	14,091	15,359
4.50%, due 2/1/48	290,237	315,536
4.50%, due 4/1/48	69,033	75,142
4.50%, due 4/1/48	26,070	28,363
4.50%, due 4/1/48	82,344	89,511
4.50%, due 5/1/48	210,380	228,820
4.50%, due 6/1/48	112,753	122,166
4.50%, due 8/1/48	214,613	233,544
4.50%, due 10/1/48	75,937	82,343
4.50%, due 4/1/49	2,258,645	2,450,689
4.50%, due 9/1/49	1,022,811	1,109,557
5.00%, due 8/1/31	130,338	143,905
5.00%, due 6/1/39	139,150	161,610
5.00%, due 6/1/40	29,973	34,811
5.00%, due 7/1/47	97,822	109,196
5.00%, due 1/1/48	180,717	201,391
5.00%, due 4/1/48	57,347	63,678
5.00%, due 5/1/48	121,968	135,395
5.00%, due 9/1/48	111,365	123,965
5.50%, due 8/1/27	54,578	60,998
5.50%, due 6/1/36	89,015	104,621
5.50%, due 5/1/44	89,476	104,942
5.50%, due 9/1/48	299,226	334,628

		72,389,103

Government National Mortgage Association (Mortgage Pass-Through Securities) 5.9%
2.00%, due 1/1/51 TBA (d)	6,000,000	6,274,453
2.50%, due 4/20/47	63,911	68,164
2.50%, due 1/1/51 TBA (d)	7,000,000	7,410,156
3.00%, due 6/15/45	36,926	38,817
3.00%, due 10/15/45	29,625	30,919
3.00%, due 11/20/45	562,378	598,732
3.00%, due 8/20/46	207,202	220,805
3.00%, due 9/20/46	111,217	118,524
3.00%, due 10/20/46	688,643	733,903
3.00%, due 1/20/47	779,548	830,698
3.00%, due 5/20/47	132,074	140,715
3.00%, due 12/20/47	432,599	457,204
3.00%, due 2/20/48	489,589	512,322
3.00%, due 3/20/48	578,494	606,006
3.00%, due 5/15/48	175,614	183,484

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 2/20/50	$10,329,492	$10,805,638
3.50%, due 11/20/42	232,337	251,559
3.50%, due 9/20/44	302,877	327,763
3.50%, due 3/15/45	17,991	19,178
3.50%, due 4/15/45	39,728	42,592
3.50%, due 7/20/45	805,362	867,074
3.50%, due 11/20/45	364,557	392,486
3.50%, due 7/20/46	41,141	44,429
3.50%, due 10/20/46	42,229	45,538
3.50%, due 11/20/46	520,678	561,534
3.50%, due 1/20/47	589,771	633,916
3.50%, due 5/20/47	455,734	488,630
3.50%, due 9/20/47	483,050	521,397
3.50%, due 10/20/47	866,074	930,644
3.50%, due 12/20/47	429,030	458,982
3.50%, due 5/15/48	62,797	65,988
3.50%, due 7/20/48	230,022	245,956
3.50%, due 9/20/48	249,736	265,815
3.50%, due 10/20/48	255,405	272,032
3.50%, due 4/20/49	1,474,553	1,563,779
3.50%, due 7/20/49	1,674,016	1,774,823
4.00%, due 8/15/46	69,854	75,646
4.00%, due 12/20/46	34,490	37,547
4.00%, due 1/20/47	281,403	304,994
4.00%, due 2/20/47	70,785	76,709
4.00%, due 3/20/47	53,975	58,241
4.00%, due 4/20/47	119,314	129,231
4.00%, due 5/20/47	98,313	105,800
4.00%, due 7/20/47	39,964	43,041
4.00%, due 11/15/47	116,714	123,854
4.00%, due 11/20/47	494,553	534,061
4.00%, due 12/20/47	108,372	116,895
4.00%, due 4/20/48	425,694	456,867
4.00%, due 5/20/48	184,467	198,428
4.00%, due 6/20/48	76,377	82,060
4.00%, due 8/20/48	500,817	539,146
4.00%, due 9/20/48	265,515	285,893
4.00%, due 3/20/49	73,661	78,964
4.00%, due 7/15/49	252,053	267,178
4.50%, due 8/15/46	51,879	57,248
4.50%, due 8/20/46	108,144	120,457
4.50%, due 2/15/47	14,704	16,319
4.50%, due 4/15/47	43,202	48,116
4.50%, due 4/20/47	106,119	115,808
4.50%, due 8/15/47	245,677	272,160
4.50%, due 8/15/47	229,661	255,691
4.50%, due 11/20/47	98,804	107,277
4.50%, due 1/20/48	242,524	263,302
4.50%, due 3/20/48	108,152	117,226
4.50%, due 5/20/48	97,597	105,622

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/20/48	$165,115	$178,672
4.50%, due 8/20/48	306,920	332,612
5.00%, due 8/20/45	123,688	139,772
5.00%, due 11/20/46	74,500	85,168
5.00%, due 4/15/47	45,134	51,091
5.00%, due 11/20/47	96,244	106,885
5.00%, due 12/15/47	51,723	57,476
5.00%, due 3/20/48	61,534	68,085
5.00%, due 6/20/48	142,158	155,469

		44,973,666

United States Treasury Bonds 4.4%
1.25%, due 5/15/50	4,350,000	3,946,266
1.375%, due 8/15/50	7,700,000	7,211,531
2.25%, due 8/15/49	475,000	543,597
2.375%, due 11/15/49	2,510,000	2,948,564
2.75%, due 8/15/47	235,000	294,622
2.75%, due 11/15/47	300,000	376,476
2.875%, due 11/15/46	140,000	178,866
2.875%, due 5/15/49	1,600,000	2,065,750
3.00%, due 2/15/47	815,000	1,065,676
3.00%, due 5/15/47	575,000	753,003
3.00%, due 2/15/48	1,950,000	2,559,832
3.00%, due 8/15/48	1,290,000	1,697,005
3.00%, due 2/15/49	845,000	1,114,608
3.125%, due 5/15/48	2,900,000	3,892,797
3.375%, due 11/15/48	550,000	772,514
3.625%, due 2/15/44	150,000	212,408
4.50%, due 2/15/36	1,900,000	2,788,473
4.625%, due 2/15/40	750,000	1,169,209

		33,591,197

United States Treasury Notes 34.0%
0.125%, due 4/30/22	3,000,000	3,000,703
0.125%, due 6/30/22	7,300,000	7,301,141
0.125%, due 7/31/22	8,000,000	8,001,250
0.125%, due 8/31/22	11,500,000	11,500,898
0.125%, due 9/30/22	9,000,000	9,000,352
0.125%, due 10/31/22	4,000,000	4,000,625
0.125%, due 11/30/22	3,000,000	3,000,352
0.125%, due 12/31/22	6,000,000	6,000,703
0.125%, due 5/15/23	9,500,000	9,497,402
0.125%, due 7/15/23	13,300,000	13,293,766
0.125%, due 8/15/23	14,000,000	13,992,344
0.125%, due 9/15/23	2,250,000	2,248,418
0.125%, due 10/15/23	3,000,000	2,997,891
0.125%, due 12/15/23	3,000,000	2,996,484
0.25%, due 4/15/23	850,000	852,092
0.25%, due 6/15/23	5,450,000	5,464,051
0.25%, due 11/15/23	3,000,000	3,008,437

	Principal Amount	Value
United States Treasury Notes (continued)
0.25%, due 5/31/25	$1,850,000	$1,846,459
0.25%, due 6/30/25	1,700,000	1,695,684
0.25%, due 7/31/25	1,100,000	1,096,777
0.25%, due 8/31/25	1,950,000	1,943,678
0.25%, due 9/30/25	1,500,000	1,494,316
0.25%, due 10/31/25	700,000	696,992
0.25%, due 12/31/25	500,000	500,391
0.375%, due 3/31/22	5,000,000	5,015,820
0.375%, due 4/30/25	2,025,000	2,032,356
0.375%, due 11/30/25	300,000	300,422
0.375%, due 7/31/27	975,000	962,203
0.50%, due 4/30/27	500,000	498,750
0.50%, due 5/31/27	1,050,000	1,046,309
0.50%, due 6/30/27	1,150,000	1,145,193
0.50%, due 8/31/27	2,500,000	2,484,766
0.625%, due 12/31/27	2,000,000	1,997,812
0.625%, due 5/15/30	525,000	513,270
0.625%, due 8/15/30	550,000	536,250
0.875%, due 11/15/30	800,000	797,375
1.50%, due 8/15/22	9,275,000	9,481,514
1.50%, due 9/15/22	3,400,000	3,479,422
1.50%, due 10/31/24	3,100,000	3,249,066
1.50%, due 1/31/27	2,400,000	2,543,812
1.625%, due 8/31/22	700,000	717,391
1.625%, due 11/15/22	4,000,000	4,111,406
1.625%, due 10/31/26	900,000	959,836
1.625%, due 8/15/29	2,050,000	2,193,019
1.75%, due 7/31/21	4,273,600	4,313,999
1.75%, due 6/15/22	900,000	921,164
1.75%, due 7/15/22	2,000,000	2,050,000
1.75%, due 6/30/24	2,875,000	3,029,980
1.75%, due 7/31/24	6,650,000	7,014,191
1.75%, due 11/15/29	1,900,000	2,053,410
1.875%, due 8/31/24	650,000	689,203
2.00%, due 4/30/24	4,035,000	4,276,785
2.00%, due 5/31/24	1,400,000	1,485,750
2.125%, due 7/31/24	150,000	160,248
2.125%, due 5/31/26	5,645,000	6,162,532
2.25%, due 2/15/21	3,000,000	3,007,184
2.375%, due 3/15/21	150,000	150,651
2.375%, due 4/30/26	200,000	220,852
2.375%, due 5/15/29	2,125,000	2,401,582
2.50%, due 2/15/22	12,450,000	12,781,189
2.50%, due 3/31/23	100,000	105,297
2.625%, due 6/15/21	925,000	935,334
2.625%, due 7/15/21	4,465,000	4,524,301
2.625%, due 6/30/23	1,900,000	2,016,969
2.625%, due 12/31/23	150,000	160,998
2.75%, due 8/15/21	3,700,000	3,760,414
2.75%, due 9/15/21	7,300,000	7,434,594
2.75%, due 4/30/23	5,425,000	5,753,043

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.75%, due 5/31/23	$1,700,000	$1,806,516
2.75%, due 7/31/23	4,675,000	4,988,006
2.75%, due 8/31/23	8,300,000	8,871,598
2.75%, due 6/30/25	275,000	304,938
2.875%, due 11/15/21	375,000	383,906
2.875%, due 9/30/23	2,875,000	3,088,491
2.875%, due 10/31/23	2,300,000	2,476,004
2.875%, due 11/30/23	600,000	647,203
2.875%, due 5/31/25	300,000	333,797

		257,807,327

Total U.S. Government & Federal Agencies (Cost $466,095,791)		479,614,220

Total Long-Term Bonds (Cost $710,382,562)		743,253,250

Short-Term Investment 7.8%
Repurchase Agreement 7.8%
Fixed Income Clearing Corp. 0.00%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $59,359,329 (Collateralized by United States Treasury Notes with a rate of 0.125% and a maturity date of 12/31/22, with a Principal Amount of $ 60,546,600 and a Market Value of $60,546,600)	59,359,329	59,359,329

Total Short-Term Investment (Cost $59,359,329)		59,359,329

Total Investments (Cost $769,741,891)	105.9%	802,612,579
Other Assets, Less Liabilities	(5.9)	(44,980,680)
Net Assets	100.0%	$757,631,899
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

(d)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2020, the total net market value of these securities was $50,021,093, which represented 6.6% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

5-Year United States Treasury Note	71	March 2021	$8,947,642	$8,957,648	$10,006

10-Year United States Treasury Note	114	March 2021	15,727,827	15,740,906	13,079

10-Year United States Treasury Ultra Note	96	March 2021	15,034,873	15,010,500	(24,373)

United States Treasury Long Bond	171	March 2021	29,795,970	29,615,063	(180,907)

United States Treasury Ultra Bond	51	March 2021	10,964,912	10,891,687	(73,225)

Total Long Contracts					(255,420)

Short Contracts

2-Year United States Treasury Note	(212)	March 2021	(46,807,738)	(46,847,031)	(39,293)

Total Short Contracts					(39,293)

Net Unrealized Depreciation					$(294,713)

1.	As of December 31, 2020, cash in the amount of $1,540,725 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The following abbreviation is used in the preceding pages:

TBA—To Be Announced

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$820,257	$—	$820,257
Corporate Bonds	—	234,027,220	—	234,027,220
Foreign Government Bonds	—	16,647,533	—	16,647,533
Mortgage-Backed Securities	—	12,144,020	—	12,144,020
U.S. Government & Federal Agencies	—	479,614,220	—	479,614,220

Total Long-Term Bonds	—	743,253,250	—	743,253,250

Short-Term Investment
Repurchase Agreement	—	59,359,329	—	59,359,329

Total Investments in Securities	—	802,612,579	—	802,612,579

Other Financial Instruments
Futures Contracts (b)	23,085	—	—	23,085

Total Investments in Securities and Other Financial Instruments	$23,085	$802,612,579	$—	$802,635,664

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(317,798)	$—	$—	$(317,798)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $769,741,891)	$802,612,579
Cash collateral on deposit at broker for futures contracts	1,540,725
Receivables:
Interest	3,533,083
Variation margin on futures contracts	4,517

Total assets	807,690,904

Liabilities
Payables:
Investment securities purchased	49,822,701
Manager (See Note 3)	149,529
Professional fees	47,865
Shareholder communication	23,889
Custodian	14,013
Trustees	941
Accrued expenses	67

Total liabilities	50,059,005

Net assets	$757,631,899

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$67,361
Additional paid-in capital	696,972,311

697,039,672
Total distributable earnings (loss)	60,592,227

Net assets	$757,631,899

Initial Class
Net assets applicable to outstanding shares	$757,631,899

Shares of beneficial interest outstanding	67,361,307

Net asset value per share outstanding	$11.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest (a)	$13,564,945
Dividends	809,570
Securities lending	10,396
Other	4,641

Total income	14,389,552

Expenses
Manager (See Note 3)	1,895,945
Distribution/Service—Service Class (See Note 3)	373,245
Professional fees	117,743
Shareholder communication	82,361
Custodian	54,263
Trustees	17,339
Miscellaneous	34,533

Total expenses before waiver/reimbursement	2,575,429
Expense waiver/reimbursement from Manager (See Note 3)	(11,441)

Net expenses	2,563,988

Net investment income (loss)	11,825,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,944,078
Futures transactions	1,760,514

Net realized gain (loss)	17,704,592

Net change in unrealized appreciation (depreciation) on:
Investments	15,382,472
Futures contracts	(205,587)

Net change in unrealized appreciation (depreciation)	15,176,885

Net realized and unrealized gain (loss)	32,881,477

Net increase (decrease) in net assets resulting from operations	$44,707,041

(a)	Interest recorded net of foreign withholding taxes in the amount of $91.

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,825,564	$11,583,504
Net realized gain (loss)	17,704,592	2,399,666
Net change in unrealized appreciation (depreciation)	15,176,885	18,694,074

Net increase (decrease) in net assets resulting from operations	44,707,041	32,677,244

Distributions to shareholders:
Initial Class	(10,704,315)	—
Service Class (a)	(2,561,185)	—

Total distributions to shareholders	(13,265,500)	—

Capital share transactions (a):
Net proceeds from sale of shares	583,487,098	211,348,070
Net asset value of shares issued to shareholders in reinvestment of distributions	13,265,500	—
Cost of shares redeemed	(409,275,329)	(104,416,966)

Increase (decrease) in net assets derived from capital share transactions	187,477,269	106,931,104

Net increase (decrease) in net assets	218,918,810	139,608,348

Net Assets
Beginning of year	538,713,089	399,104,741

End of year	$757,631,899	$538,713,089

(a)	Service Class liquidated on November 22, 2020

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,				May 1, 2017^ through December 31,

Initial Class	2020	2019		2018	2017

Net asset value at beginning of period	$10.62	$9.80		$10.04	$10.00

Net investment income (loss) (a)	0.18	0.27		0.26	0.13

Net realized and unrealized gain (loss) on investments	0.60	0.55		(0.33)	0.01

Total from investment operations	0.78	0.82		(0.07)	0.14

Less distributions:

From net investment income	(0.13)	—		(0.17)	(0.10)

From net realized gain on investments	(0.02)	—		—	(0.00	)‡

Total distributions	(0.15)	—		(0.17)	(0.10)

Net asset value at end of period	$11.25	$10.62		$9.80	$10.04

Total investment return (b)	7.40%	8.37	%(c)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.59%	2.66%		2.67%	1.92	%††

Net expenses (d)	0.29%	0.30%		0.31%	0.37	%††

Portfolio turnover rate (e)	191%	65%		143%	104	%(f)

Net assets at end of period (in 000’s)	$757,632	$422,163		$362,545	$140,759

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate not including mortgage dollar rolls were 138%, 57%, 104% and 59% for the years ended December 31, 2020, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.

26	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on May 1, 2017. Service Class shares were previously available for sale. As of November 22, 2020, Service Class shares were no longer available for sale. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

27

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

28	MainStay VP Indexed Bond Portfolio

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings

29

Notes to Financial Statements (continued)

and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S.

30	MainStay VP Indexed Bond Portfolio

government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$23,085	$23,085

Total Fair Value	$23,085	$23,085

Liability Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(317,798)	$(317,798)

Total Fair Value	$(317,798)	$(317,798)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$1,760,514	$1,760,514

Total Net Realized Gain (Loss)	$1,760,514	$1,760,514

31

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation (Depreciation) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$(205,587)	$(205,587)

Total Net Change in Unrealized Appreciation (Depreciation)	$(205,587)	$(205,587)

Average Notional Amount	Interest Rate Contracts Risk	Total

Futures Contracts Long	$50,480,929	$50,480,929
Futures Contracts Short	$(24,613,316)	$(24,613,316)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.25%.

Effective May 1, 2020 New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,895,945 and paid the Subadvisor in the amount of $942,252.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$770,067,285	$30,929,602	$(359,854)	$30,569,748

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$26,326,708	$3,697,947	$—	$30,567,572	$60,592,227

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferrals, wash sale adjustments, and mark to market of futures contracts.

32	MainStay VP Indexed Bond Portfolio

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$13,265,500	$—	$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $1,372,442 and $1,281,641, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $193,907 and $109,810, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	41,854,751	$468,357,354
Shares issued to shareholders in reinvestment of distributions	958,902	10,704,315
Shares redeemed	(15,217,602)	(167,763,236)

Net increase (decrease)	27,596,051	$311,298,433

Year ended December 31, 2019:
Shares sold	12,165,666	$128,158,050
Shares redeemed	(9,387,047)	(96,122,384)

Net increase (decrease)	2,778,619	$32,035,666

Service Class	Shares	Amount

Period ended December 31, 2020 (a):
Shares sold	10,398,358	$115,129,744
Shares issued to shareholders in reinvestment of distributions	230,808	2,561,185
Shares redeemed	(21,661,578)	(241,512,093)

Net increase (decrease)	(11,032,412)	$(123,821,164)

Year ended December 31, 2019:
Shares sold	8,101,264	$83,190,020
Shares redeemed	(807,716)	(8,294,582)

Net increase (decrease)	7,293,548	$74,895,438

(a)	Service Class liquidated on November 22, 2020

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

33

Notes to Financial Statements (continued)

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

34	MainStay VP Indexed Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Indexed Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

36	MainStay VP Indexed Bond Portfolio

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the

MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

38	MainStay VP Indexed Bond Portfolio

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

40	MainStay VP Indexed Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

42	MainStay VP Indexed Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Indexed Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801645	MSVPIN11-02/21 (NYLIAC) NI555

MainStay VP Bond Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	7.94%	4.62%	3.89%	0.54%
Service Class Shares	6/4/2003	7.67	4.36	3.63	0.79

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51%	4.44%	3.84%
Morningstar Intermediate Core Bond Category Average[4]	7.52	4.41	3.79

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,023.10	$2.70	$1,022.47	$2.69	0.53%

Service Class Shares	$1,000.00	$1,021.80	$3.96	$1,021.22	$3.96	0.78%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers Held as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 1/1/21–10/1/50

2.	Federal Farm Credit Bank, 0.75%–2.03%, due 4/5/27–10/15/30

3.	United States Treasury Bonds, 1.375%–4.25%, due 5/15/39–8/15/50

4.	Federal Home Loan Mortgage Corporation, 0.375%–6.25%, due 7/21/25–6/15/48

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–6.50%, due 7/1/21–1/1/51
6.	United States Treasury Notes, 0.125%–0.875%, due 3/31/22–11/15/30

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–4.50%, due 6/15/39–1/1/51

8.	Seasoned Credit Risk Transfer Trust, 2.00%–4.50%, due 6/25/57–5/25/60

9.	Federal National Mortgage Association, 0.75%–6.25%, due 1/7/25–8/5/30

10.	iShares iBoxx Investment Grade Corporate Bond ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Bond Portfolio returned 7.94% for Initial Class shares and 7.67% for Service Class shares. Over the same period, both share classes outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and the 7.52% return of the Morningstar Intermediate Core Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio held overweight positions in U.S. government agencies, corporates, asset-backed securities, and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The corporate sector was the best-performing sector during the reporting period. An overweight position relative to the benchmark in asset-backed securities was accretive to the Portfolio’s relative performance during the same period, as was an overweight position in U.S. government agencies. Conversely, the Portfolio’s underweight exposure to Treasury securities detracted from relative performance. Additional detractors included overweight exposure to commercial mortgage-backed securities, particularly the non-agency sub-component, and overweight exposure to the mortgage-backed securities sector.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

From a liquidity perspective, the first quarter of 2020 proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings in the face of the spreading coronavirus pandemic, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads2 and a more difficult environment in which to transact. While the response by the U.S. Federal Reserve (“Fed”) opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

During the month of March, option-adjusted spreads (OAS)3 on risk assets moved sharply wider as the virus spread throughout the United States, undermining the relative performance of the Portfolio’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration4 U.S. Treasury bonds.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration of the Portfolio in line with our target. These interest rate derivatives had a positive impact on performance during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. There were two occasions when the duration of the portfolio varied significantly from that of the benchmark. In the beginning of the reporting period, the duration of the portfolio was shorter than the benchmark. This strategy had a negative impact on the Portfolio’s performance. In the latter half of the reporting period, the Portfolio had a duration longer than the benchmark. This strategy had a slightly positive impact on the Portfolio’s performance. As of December 31, 2020, both the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index had durations of approximately 6.27 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

After the Fed announced emergency lending facilities in March 2020, corporations reacted swiftly by issuing record amounts of debt in order to improve liquidity positions on balance sheets. This newly-issued debt priced at historically attractive levels prompted us to increase the Portfolio’s credit allocation across multiple corporate subsectors during the second quarter of the reporting period. Later, as credit spreads tightened in the face of increasing virus cases, lack of additional federal stimulus, and impending U.S. elections, we modestly reduced the Portfolio’s corporate credit allocation.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Bond Portfolio

Newly introduced Federal Housing Finance Agency (FHFA) liquidity rules were another factor driving decisions for the Portfolio. These liquidity rules forced Fannie Mae and Freddie Mac to extend the duration of their issuance, leading to an increase in 5-year to 10-year U.S. government agency securities. Throughout the reporting period, we added to the Portfolio’s position in 5-year to 10-year U.S. government agency securities.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The corporate sector made the strongest positive contribution to the Portfolio’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Within the corporate sector, the banking, capital goods and consumer noncyclical subsectors contributed most to the Portfolio’s absolute performance. The mortgage-backed securities sector, particularly 30-year agency mortgage pass-throughs, made the second strongest positive contribution, while U.S. government agencies, particularly callable agencies, were also accretive to performance.

All the Portfolio’s sectors had positive absolute performance during the reporting period. The sector with the weakest positive returns was commercial mortgage-backed securities followed by asset-backed securities and U.S. Treasury securities.

Did the Portfolio make any significant purchases or sales during the reporting period?

The largest purchases during the period included aerospace & defense issuer Boeing and wireless operator T-Mobile USA. We purchased Boeing due to the significant yield relative to other industrial credits and our view that the company would maintain investment-grade ratings for the foreseeable future. T-Mobile USA was purchased due to our constructive view on the sector and the company’s strong operating performance. The largest sales during the period included holdings of Occidental Petroleum and HSBC Holdings Corporation. Occidental was sold due to the significant increase in leverage and highly indebted balance sheet, as well as the subsequent downgrade to high yield. HSBC was sold due to our change in opinion of future operating performance of the bank.

How did the Portfolio’s sector weightings change during the reporting period?

As described earlier, the Portfolio increased its exposure to corporate credit in the second quarter of the reporting period. Later, as spreads tightened, we modestly reduced the Portfolio’s corporate credit allocation. As also discussed earlier, the Portfolio increased its holdings of 5-year to 10-year U.S. government agency securities throughout the reporting period, funding these purchases by selling U.S. Treasury securities.

In other sector weightings changes, the Portfolio increased its allocation to AAA-rated5 non-agency mortgage-backed securities due to attractive valuations versus shorter-duration alternatives. We also increased the Portfolio’s allocation to non-agency commercial mortgage-backed securities as we saw compelling relative value within AAA-rated conduit commercial mortgage-backed securities versus other alternatives. Throughout the reporting period, we added to the Portfolio’s asset-backed securities allocation with an emphasis on AAA-rated collateralized loan obligations, which remained one of our highest-conviction sectors in terms of relative value within investment-grade fixed income.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held an overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio held overweight exposure to financials, industrials and utilities. The Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities, and U.S. government agencies. The largest overweight allocation within spread assets was to the asset-backed securities sector.

As of the same date, the Portfolio held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held a relatively underweight position in the mortgage-backed securities and Treasury sectors.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 97.2%† Asset-Backed Securities 15.3%
Auto Floor Plan Asset-Backed Securities 0.5%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$3,800,000	$4,478,151

Automobile Asset-Backed Securities 0.5%
Avis Budget Rental Car Funding AESOP LLC Series 2020-2A, Class A 2.02%, due 2/20/27 (a)	4,500,000	4,584,406

Home Equity 0.0%‡
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	62,058	63,343
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	890,899	381,959

		445,302

Other Asset-Backed Securities 14.3%
AIMCO CLO Series 2015-AA, Class BR 1.537% (3 Month LIBOR + 1.30%), due 1/15/28 (a)(c)	2,000,000	1,985,314
AMSR Trust Series 2020-SFR4, Class A 1.355%, due 11/17/37 (a)	3,300,000	3,327,918
Apidos CLO XXV Series 2016-25A, Class A1R 1.388% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(c)	1,300,000	1,300,004
Apidos CLO XXXII Series 2019-32A, Class A1 1.538% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(c)	2,200,000	2,203,491
Aqua Finance Trust Series 2020-AA, Class A 1.90%, due 7/17/46 (a)	2,754,009	2,767,764
Ares CLO, Ltd. Series 2015-38A, Class BR 1.618%, due 4/20/30 (a)	1,500,000	1,476,948
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 1.437% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(c)	2,500,000	2,499,995
Ares XXXIV CLO, Ltd. Series 2015-2A, Class AR2 1.468% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(c)	2,000,000	2,001,294

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Bain Capital Credit CLO, Ltd. (a)(c)
Series 2016-2A, Class AR 1.377% (3 Month LIBOR + 1.14%), due 1/15/29	$1,595,353	$1,593,781
Series 2017-1A, Class A1 1.468% (3 Month LIBOR + 1.25%), due 7/20/30	2,750,000	2,750,159
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1RR 1.468% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(c)	1,600,000	1,600,040
Benefit Street Partners CLO XIX, Ltd. Series 2019-19A, Class A 1.587% (3 Month LIBOR + 1.35%), due 1/15/33 (a)(c)	1,500,000	1,502,844
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 1.577% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(c)	1,000,000	1,000,871
CAL Funding IV, Ltd. Series 2020-1A, Class A 2.22%, due 9/25/45 (a)	5,138,438	5,203,770
Capital Automotive REIT (a)
Series 2020-1A, Class A1 2.69%, due 2/15/50	928,388	956,227
Series 2017-1A, Class A1 3.87%, due 4/15/47	2,022,698	2,025,760
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 1.439% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,600,029
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class A1 1.468% (3 Month LIBOR + 1.25%), due 10/17/30 (a)(c)	1,250,000	1,250,016
Cedar Funding XII CLO, Ltd. Series 2020-12A, Class A 1.504% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(c)	2,600,000	2,601,680
Cook Park CLO, Ltd. Series 2018-1A, Class B 1.618%, due 4/17/30 (a)(c)	2,000,000	1,981,442
Dryden CLO, Ltd. Series 2019-76A, Class A1 1.548% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(c)	1,875,000	1,877,874
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	366,029	375,909
ELFI Graduate Loan Program LLC Series 2020-A, Class A 1.73%, due 8/25/45 (a)	2,461,653	2,500,306

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Galaxy XV CLO, Ltd. Series 2013-15A, Class AR 1.437% (3 Month LIBOR + 1.20%), due 10/15/30 (a)(c)	$1,750,000	$1,748,269
Galaxy XXVI CLO, Ltd. Series 2018-26A, Class A 1.413% (3 Month LIBOR + 1.20%), due 11/22/31 (a)(c)	1,500,000	1,498,119
Grippen Park CLO, Ltd. Series 2017-1A, Class B 1.868%, due 1/20/30 (a)	750,000	748,959
Highbridge Loan Management, Ltd. Series 2010A-16, Class A1R 1.358% (3 Month LIBOR + 1.14%), due 1/20/28 (a)(c)	992,693	991,056
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	1,102,565	1,169,618
JP Morgan Mortgage Acquisition Trust Series 2007-CH2, Class AF3 4.582%, due 10/25/30 (b)	560,959	395,535
Laurel Road Prime Student Loan Trust Series 2020-A, Class A2FX 1.40%, due 11/25/50 (a)	3,734,000	3,751,383
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 1.301% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(c)	1,900,000	1,897,353
Magnetite XXIII, Ltd. Series 2019-23A, Class A 1.515% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(c)	1,000,000	1,000,901
Magnetite XXVIII, Ltd. Series 2020-28A, Class B 1.867% (3 Month LIBOR + 1.65%), due 10/25/31 (a)(c)	2,500,000	2,501,587
MVW Owner Trust (a)
Series 2014-1A, Class A 2.25%, due 9/22/31	143,346	143,639
Series 2019-1A, Class A 2.89%, due 11/20/36	758,343	786,917
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class BR2 1.722% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(c)	1,000,000	992,307
Neuberger Berman Loan Advisers CLO 24, Ltd. Series 2017-24A, Class BR 1.718% (3 Month LIBOR + 1.50%), due 4/19/30 (a)(c)	1,000,000	998,604

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO 32, Ltd. Series 2019-32A, Class B 2.068% (3 Month LIBOR + 1.85%), due 1/19/32 (a)(c)	$2,000,000	$2,001,136
Neuberger Berman Loan Advisers CLO 35, Ltd. Series 2019-35A, Class A1 1.558% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(c)	3,000,000	3,005,067
Neuberger Berman Loan Advisers CLO 37, Ltd. Series 2020-37A, Class A1 1.968% (3 Month LIBOR + 1.75%), due 7/20/31 (a)(c)	2,000,000	2,006,880
Oaktree CLO, Ltd. Series 2020-1A, Class B 2.935% (3 Month LIBOR + 2.59%), due 7/15/29 (a)(c)	3,000,000	3,005,775
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 1.395% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(c)	1,200,000	1,195,583
Octagon Investment Partners 31 LLC Series 2017-1A, Class B1 1.918% (3 Month LIBOR + 1.70%), due 7/20/30 (a)(c)	1,200,000	1,200,022
OHA Credit Funding, Ltd. Series 2020-6A, Class A1 1.902% (3 Month LIBOR + 1.65%), due 7/20/31 (a)(c)	2,000,000	2,005,764
Palmer Square CLO, Ltd. (a)(c)
Series 2015-2A, Class A1R2 1.318% (3 Month LIBOR + 1.10%), due 7/20/30	300,000	299,159
Series 2014-1A, Class A1R2 1.348% (3 Month LIBOR + 1.13%), due 1/17/31	750,000	749,999
Series 2015-1A, Class A1R2 1.433% (3 Month LIBOR + 1.22%), due 5/21/29	2,200,000	2,200,154
Series-2015-2A, Class A2R2 1.768% (3 Month LIBOR + 1.55%), due 7/20/30	2,000,000	1,995,114
Series 2015-1A, Class A2R2 1.863% (3 Month LIBOR + 1.65%), due 5/21/29	1,375,000	1,375,052
Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A2 1.824% (3 Month LIBOR + 1.60%), due 8/20/27 (a)(c)	3,000,000	2,987,949

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Series 2021-1A , Class A1A 1.609% (3 Month LIBOR + 1.39%), due 1/20/34 (a)(c)	$2,000,000	$2,000,000
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 1.298% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(c)	2,470,735	2,470,354
Regatta XIV Funding, Ltd. Series 2018-3A, Class A 1.405% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(c)	2,000,000	1,999,994
Shackleton CLO, Ltd. (a)(c)
Series 2019-14A, Class A1 1.448% (3 Month LIBOR + 1.23%), due 7/20/30	2,000,000	1,999,994
Series 2019-15A, Class B 2.237% (3 Month LIBOR + 2.00%), due 1/15/30	1,500,000	1,500,150
Sierra Timeshare Receivables Funding LLC (a)
Series 2019-1A, Class A 3.20%, due 1/20/36	336,698	349,067
Series 2018-2A, Class A 3.50%, due 6/20/35	415,475	431,220
Series 2018-3A, Class A 3.69%, due 9/20/35	206,015	215,123
SMB Private Education Loan Trust (a)
Series 2020-B, Class A1A 1.29%, due 7/15/53	2,607,799	2,616,636
Series 2020-PTB, Class A2A 1.60%, due 9/15/54	3,000,000	3,028,002
SoFi Professional Loan Program LLC Series 2019-A, Class A1FX 3.18%, due 6/15/48 (a)	79,857	79,986
Textainer Marine Containers VIII, Ltd. Series 2020-2A, Class A 2.10%, due 9/20/45 (a)	1,562,756	1,584,587
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 1.374% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(c)	2,243,000	2,237,074
TIAA CLO III, Ltd. Series 2017-2A, Class A 1.38% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	2,400,000	2,381,681
TICP CLO XIII, Ltd. Series 2019 13A, Class A 1.537% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(c)	3,500,000	3,500,182

	Principal Amount	Value
Other Asset-Backed Securities (continued)
TICP CLO XV, Ltd. Series 2020-15A, Class A 1.498% (3 Month LIBOR + 1.28%), due 4/20/33 (a)(c)	$2,000,000	$2,002,866
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 1.288% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(c)	1,245,000	1,245,025
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.11%, due 9/20/45 (a)	3,914,993	3,960,547
Vantage Data Centers LLC Series 2020-1A, Class A2 1.645%, due 9/15/45 (a)	4,725,000	4,757,382
Voya CLO, Ltd. (a)(c)
Series 2019-1A, Class AR 1.297% (3 Month LIBOR + 1.06%), due 4/15/31	1,500,000	1,490,620
Series 2019-1A, Class BR 1.787% (3 Month LIBOR + 1.55%), due 4/15/31	2,000,000	1,963,846
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	902,273	907,522
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 1.428% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(c)	1,850,000	1,850,026

		134,607,221

Total Asset-Backed Securities (Cost $143,536,849)		144,115,080

Corporate Bonds 37.7%
Aerospace & Defense 1.0%
Boeing Co.
3.10%, due 5/1/26	1,925,000	2,061,282
3.25%, due 2/1/28	1,825,000	1,957,951
3.625%, due 2/1/31	2,500,000	2,735,952
5.15%, due 5/1/30	1,975,000	2,390,247

		9,145,432

Apparel 0.3%
NIKE, Inc. 3.25%, due 3/27/40	1,500,000	1,744,781
Ralph Lauren Corp. 1.70%, due 6/15/22	925,000	941,827

		2,686,608

Auto Manufacturers 3.3%
Daimler Finance North America LLC 1.121% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(c)	3,000,000	3,022,570

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	$825,000	$839,392
3.664%, due 9/8/24	1,800,000	1,847,250
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,803,525
General Motors Financial Co., Inc. 5.20%, due 3/20/23	2,750,000	3,015,346
Hyundai Capital America 2.375%, due 10/15/27 (a)	1,525,000	1,598,928
Nissan Motor Co., Ltd. 4.81%, due 9/17/30 (a)	5,885,000	6,626,607
Toyota Motor Credit Corp. 1.80%, due 2/13/25	3,765,000	3,947,945
Volkswagen Group of America Finance LLC (a)
1.098% (3 Month LIBOR + 0.86%), due 9/24/21 (c)	1,975,000	1,984,872
1.25%, due 11/24/25	1,825,000	1,843,092
3.35%, due 5/13/25	4,225,000	4,644,775

		31,174,302

Banks 8.7%
Australia & New Zealand Banking Group, Ltd. 3.70%, due 11/16/25	1,700,000	1,951,791
Banco del Estado de Chile 2.704%, due 1/9/25 (a)	1,275,000	1,346,731
Banco Santander S.A. 4.25%, due 4/11/27	1,800,000	2,082,164
Bank of America Corp.
1.197%, due 10/24/26 (d)	4,175,000	4,230,589
2.831%, due 10/24/51 (d)	2,890,000	3,014,485
4.45%, due 3/3/26	1,570,000	1,829,913
BNP Paribas S.A. (a)
2.219%, due 6/9/26 (d)	1,475,000	1,543,782
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (c)	2,600,000	2,658,049
3.052%, due 1/13/31 (d)	1,700,000	1,855,087
Citigroup, Inc.
4.60%, due 3/9/26	1,500,000	1,757,832
4.75%, due 5/18/46	1,975,000	2,638,636
Credit Suisse A.G. 2.95%, due 4/9/25	3,000,000	3,290,975
Credit Suisse Group A.G. 2.193%, due 6/5/26 (a)(d)	4,000,000	4,180,210
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,284,578
Goldman Sachs Group, Inc.
2.60%, due 2/7/30	2,425,000	2,608,455
5.15%, due 5/22/45	975,000	1,358,739

	Principal Amount	Value
Banks (continued)
HSBC Holdings PLC 2.013%, due 9/22/28 (d)	$2,000,000	$2,047,454
JPMorgan Chase & Co.
1.045%, due 11/19/26 (d)	2,875,000	2,907,487
2.956%, due 5/13/31 (d)	925,000	1,014,347
5.40%, due 1/6/42	1,925,000	2,865,420
Mizuho Financial Group, Inc. (c)
0.837% (3 Month LIBOR + 0.63%), due 5/25/24	8,270,000	8,284,373
1.07% (3 Month LIBOR + 0.85%), due 9/13/23	1,375,000	1,382,554
Morgan Stanley
0.985%, due 12/10/26 (d)	2,300,000	2,317,117
1.794%, due 2/13/32 (d)	2,675,000	2,694,126
4.35%, due 9/8/26	1,556,000	1,834,506
National Securities Clearing Corp. 0.75%, due 12/7/25 (a)	3,975,000	3,985,173
Societe Generale S.A. 1.488% (1 Year Treasury Constant Maturity Rate + 1.10%), due 12/14/26 (a)(c)	3,250,000	3,278,711
Sumitomo Mitsui Banking Corp. 3.20%, due 7/18/22	2,500,000	2,605,100
Truist Bank 1.50%, due 3/10/25	3,225,000	3,338,895
UBS Group A.G. 1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(c)	2,825,000	2,856,629

		82,043,908

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	3,750,000	4,630,858
Diageo Capital PLC 2.125%, due 4/29/32	1,150,000	1,214,820

		5,845,678

Building Materials 1.3%
Carrier Global Corp. 3.577%, due 4/5/50	3,575,000	4,000,502
Masco Corp. 4.50%, due 5/15/47	3,000,000	3,762,386
Owens Corning 3.95%, due 8/15/29	3,378,000	3,895,788
Vulcan Materials Co. 3.50%, due 6/1/30	800,000	918,889

		12,577,565

Chemicals 1.4%
Albemarle Corp. 1.271% (3 Month LIBOR + 1.05%), due 11/15/22 (c)	2,500,000	2,494,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co. 1.70%, due 7/15/25	$950,000	$990,002
LYB International Finance III LLC 1.25%, due 10/1/25	925,000	941,202
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,876,810
Nutrien, Ltd. 3.625%, due 3/15/24	825,000	894,842
Nutrition & Biosciences, Inc. 1.832%, due 10/15/27 (a)	1,600,000	1,649,063

		12,845,997

Computers 0.1%
DXC Technology Co. 4.00%, due 4/15/23	750,000	797,870

Diversified Financial Services 1.1%
AIG Global Funding 0.90%, due 9/22/25 (a)	2,000,000	2,004,032
BlackRock, Inc. 1.90%, due 1/28/31	1,425,000	1,491,591
GE Capital International Funding Co. 4.418%, due 11/15/35	6,160,000	7,352,244

		10,847,867

Electric 3.9%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,455,782
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,749,488
Berkshire Hathaway Energy Co. 1.65%, due 5/15/31 (a)	1,975,000	1,974,721
Dayton Power & Light Co. 3.95%, due 6/15/49	1,025,000	1,189,901
DTE Energy Co. 1.05%, due 6/1/25	1,300,000	1,314,595
Electricite de France S.A. 5.00%, due 9/21/48 (a)	3,420,000	4,512,771
Entergy Mississippi LLC 3.85%, due 6/1/49	2,500,000	3,039,639
Evergy, Inc. 4.85%, due 6/1/21	385,000	387,631
Exelon Corp.
3.497%, due 6/1/22	2,750,000	2,860,527
4.05%, due 4/15/30	1,200,000	1,419,941
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,766,709
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	1,800,000	2,015,670
Niagara Mohawk Power Corp. 3.025%, due 6/27/50 (a)	1,850,000	1,956,298

	Principal Amount	Value
Electric (continued)
Ohio Edison Co. 6.875%, due 7/15/36	$2,500,000	$3,389,549
Pinnacle West Capital Corp. 1.30%, due 6/15/25	3,100,000	3,149,218
Southern California Edison Co. 1.20%, due 2/1/26	1,800,000	1,821,405

		37,003,845

Electrical Components & Equipment 0.3%
Emerson Electric Co.
0.875%, due 10/15/26	875,000	880,722
1.80%, due 10/15/27	1,600,000	1,690,805

		2,571,527

Electronics 0.4%
Flex, Ltd. 3.75%, due 2/1/26	3,400,000	3,803,100

Food 0.5%
Conagra Brands, Inc. 4.85%, due 11/1/28	2,300,000	2,856,309
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,431,399

		4,287,708

Forest Products & Paper 0.1%
Georgia-Pacific LLC 0.95%, due 5/15/26 (a)	1,375,000	1,381,776

Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	1,125,000	1,618,241

Health Care—Products 0.4%
Baxter International, Inc. 1.73%, due 4/1/31 (a)	2,500,000	2,520,351
Stryker Corp. 2.90%, due 6/15/50	850,000	902,088

		3,422,439

Health Care—Services 0.1%
Fresenius Medical Care U.S. Finance III, Inc. 2.375%, due 2/16/31 (a)	970,000	985,862

Insurance 0.6%
Guardian Life Global Fund 1.25%, due 11/19/27 (a)	3,000,000	3,000,428
MassMutual Global Funding II 1.55%, due 10/9/30 (a)	850,000	849,587
Pacific LifeCorp. 3.35%, due 9/15/50 (a)	1,700,000	1,888,861

		5,738,876

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.8%
Nucor Corp. 2.00%, due 6/1/25	$1,575,000	$1,667,957
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,830,153
Steel Dynamics, Inc.
2.40%, due 6/15/25	875,000	930,011
3.25%, due 10/15/50	725,000	757,207

		7,185,328

Machinery—Diversified 0.6%
CNH Industrial Capital LLC
1.95%, due 7/2/23	1,575,000	1,621,377
4.375%, due 4/5/22	1,725,000	1,803,415
Flowserve Corp. 3.50%, due 10/1/30	2,050,000	2,188,249

		5,613,041

Media 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	1,700,000	1,974,462
Comcast Corp. 4.60%, due 10/15/38	3,000,000	3,953,479
Discovery Communications LLC 3.625%, due 5/15/30	800,000	916,405
Fox Corp. 5.576%, due 1/25/49	1,250,000	1,827,171

		8,671,517

Mining 0.2%
Anglo American Capital PLC 5.625%, due 4/1/30 (a)	1,875,000	2,382,431

Oil & Gas 0.9%
Chevron Corp. 2.236%, due 5/11/30	2,425,000	2,599,377
Equinor ASA 1.75%, due 1/22/26	1,250,000	1,313,101
Valero Energy Corp. 2.85%, due 4/15/25	4,000,000	4,260,166

		8,172,644

Oil & Gas Services 0.5%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	4,725,000	5,150,083

Packaging & Containers 0.4%
Packaging Corp. of America 4.05%, due 12/15/49	1,525,000	1,891,420
WRKCo., Inc. 3.75%, due 3/15/25	1,825,000	2,034,415

		3,925,835

	Principal Amount	Value
Pharmaceuticals 1.7%
AbbVie, Inc.
2.95%, due 11/21/26	$2,575,000	$2,847,562
4.25%, due 11/21/49	1,600,000	2,006,114
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	2,825,000	3,322,812
Becton Dickinson & Co. 2.894%, due 6/6/22	2,132,000	2,203,713
CVS Health Corp.
1.875%, due 2/28/31	2,425,000	2,455,127
4.25%, due 4/1/50	2,325,000	2,908,314

		15,743,642

Pipelines 2.1%
Energy Transfer Operating, L.P. 6.05%, due 6/1/41	1,300,000	1,522,500
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,018,526
Enterprise Products Operating LLC 5.10%, due 2/15/45	2,600,000	3,378,368
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	528,868
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,513,281
Tennessee Gas Pipeline Co. LLC 2.90%, due 3/1/30 (a)	2,275,000	2,432,750
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,429,059

		19,823,352

Real Estate Investment Trusts 2.3%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	3,000,000	3,274,599
Federal Realty Investment Trust 1.25%, due 2/15/26	850,000	865,602
Highwoods Realty, L.P.
3.05%, due 2/15/30	1,410,000	1,491,897
3.875%, due 3/1/27	3,590,000	3,969,546
Kimco Realty Corp. 1.90%, due 3/1/28	975,000	1,007,020
SBA Tower Trust (a)
1.884%, due 7/15/50	1,500,000	1,543,836
2.836%, due 1/15/50	2,000,000	2,129,298
Spirit Realty L.P. 3.20%, due 2/15/31	1,775,000	1,886,216
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	4,870,000	5,521,795

		21,689,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 0.3%
Advance Auto Parts, Inc. 1.75%, due 10/1/27	$1,125,000	$1,142,544
Lowe’s Cos., Inc. 3.00%, due 10/15/50	1,450,000	1,550,942

		2,693,486

Software 0.3%
Fiserv, Inc. 2.25%, due 6/1/27	2,960,000	3,154,610

Telecommunications 1.8%
AT&T, Inc.
1.65%, due 2/1/28	1,175,000	1,198,845
4.85%, due 3/1/39	2,000,000	2,490,914
Orange S.A. 5.375%, due 1/13/42	895,000	1,269,520
T-Mobile USA, Inc. 2.55%, due 2/15/31 (a)	6,540,000	6,867,458
Telefonica Emisiones S.A. 5.213%, due 3/8/47	750,000	961,358
Verizon Communications, Inc. 4.272%, due 1/15/36	3,250,000	4,030,911

		16,819,006

Transportation 0.6%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,767,493
Union Pacific Corp. 3.25%, due 2/5/50	775,000	883,499
United Parcel Service, Inc. 5.30%, due 4/1/50	2,000,000	3,013,890

		5,664,882

Total Corporate Bonds (Cost $324,143,213)		355,468,267

Foreign Government Bonds 0.3%
Mexico 0.2%
Mexico Government International Bond 3.75%, due 1/11/28	1,850,000	2,078,475

Poland 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	370,313

Total Foreign Government Bonds (Cost $2,193,402)		2,448,788

	Principal Amount	Value
Mortgage-Backed Securities 8.2%
Agency (Collateralized Mortgage Obligations) 1.5%
Federal Home Loan Mortgage Corporation Series 4798, Class GZ 4.00%, due 6/15/48	$2,217,341	$2,533,919
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates Series K119 , Class X1 0.933%, due 9/25/30 (e)	54,989,382	4,301,819
Federal National Mortgage Association Series 2018-M8, Class A2 3.325%, due 6/25/28 (f)	2,350,000	2,706,604
Government National Mortgage Association Series 2014-62, Class Z 3.00%, due 4/20/44	4,518,062	4,859,958

		14,402,300

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.8%
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.159% (1 Month LIBOR + 1.00%), due 4/15/34 (a)(c)	800,000	779,935
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	3,750,000	4,113,796
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 1.637% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(c)	6,000,000	5,729,447
CSMC WEST Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	5,000,000	4,937,826
GS Mortgage Securities Trust Series 2015-GC32, Class AS 4.018%, due 7/10/48 (f)	3,000,000	3,334,838
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A1 3.087%, due 3/5/37 (a)	3,250,000	3,339,837
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,091,515
WFLD Mortgage Trust Series 2014-MONT, Class A 3.755%, due 8/10/31 (a)(e)	2,800,000	2,848,578

		26,175,772

Whole Loan (Collateralized Mortgage Obligations) 3.9%
COLT Mortgage Loan Trust (a)(f)
Series 2020-2, Class A1 1.853%, due 3/25/65	591,768	598,972

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
COLT Mortgage Loan Trust (a)(f) (continued)
Series 2019-4, Class A1 2.579%, due 11/25/49	$1,830,062	$1,853,214
Series 2019-3, Class A1 2.764%, due 8/25/49	572,550	579,144
JP Morgan Mortgage Trust (a)
Series 2019-1, Class A11 1.098% (1 Month LIBOR + 0.95%), due 5/25/49 (c)	658,772	660,285
Series 2014-2, Class 1A1 3.00%, due 6/25/29 (f)	1,198,204	1,225,480
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(f)	935,505	955,307
PSMC Trust (a)(f)
Series 2019-2, Class A1 3.50%, due 10/25/49	693,425	712,817
Series 2019-3, Class A1 3.50%, due 11/25/49	865,847	890,639
Series 2018-3, Class A12 4.00%, due 8/25/48	1,348,547	1,366,109
Seasoned Credit Risk Transfer Trust
Series 2020-3, Class MT 2.00%, due 5/25/60	1,753,230	1,805,996
Series 2020-2, Class M55G 3.00%, due 11/25/59	3,957,115	4,230,257
Series 2020-3, Class M5TW 3.00%, due 5/25/60	2,148,714	2,300,605
Series 2019-2, Class MA 3.50%, due 8/25/58	2,864,436	3,120,980
Series 2019-2, Class M55D 4.00%, due 8/25/58	1,997,000	2,209,604
Series 2019-4, Class M55D 4.00%, due 2/25/59	1,854,604	2,054,001
Series 2017-4, Class M45T 4.50%, due 6/25/57	960,300	1,056,734
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	3,442,929	3,650,523
Sequoia Mortgage Trust (a)(f)
Series 2020-3, Class A1 3.00%, due 4/25/50	2,843,280	2,925,689
Series 2020-1, Class A1 3.50%, due 2/25/50	763,000	777,754
Series 2020-2, Class A1 3.50%, due 3/25/50	3,274,273	3,386,082
TIAA Bank Mortgage Loan Trust Series 2018-2, Class A1 3.50%, due 7/25/48 (a)(f)	408,354	417,576

		36,777,768

Total Mortgage-Backed Securities (Cost $76,566,255)		77,355,840

	Principal Amount	Value
Municipal Bonds 0.5%
Texas 0.5%
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	$2,000,000	$2,459,340
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,774,382

Total Municipal Bonds (Cost $4,618,378)		5,233,722

U.S. Government & Federal Agencies 35.2%
Federal Farm Credit Bank 6.5%
0.75%, due 4/5/27	2,675,000	2,665,302
0.90%, due 8/19/27	4,000,000	4,000,083
0.95%, due 7/21/28	2,200,000	2,193,806
0.98%, due 4/27/27	3,000,000	2,994,768
1.05%, due 6/22/28	3,300,000	3,276,184
1.125%, due 6/1/29	6,950,000	6,950,003
1.14%, due 8/20/29	5,000,000	4,997,177
1.18%, due 12/17/29	4,600,000	4,590,859
1.23%, due 9/10/29	7,000,000	7,001,772
1.23%, due 7/29/30	4,300,000	4,300,187
1.25%, due 6/24/30	5,475,000	5,441,662
1.26%, due 10/15/30	3,500,000	3,500,442
1.33%, due 7/1/30	5,000,000	4,985,173
2.03%, due 1/21/28	3,800,000	4,123,372

		61,020,790

Federal Home Loan Bank 1.1%
2.50%, due 12/10/27	3,000,000	3,388,502
3.00%, due 3/10/28	1,900,000	2,198,285
3.25%, due 6/9/28	4,000,000	4,732,549

		10,319,336

Federal Home Loan Mortgage Corporation 4.6%
0.375%, due 7/21/25	135,000	135,071
0.625%, due 12/17/25	4,600,000	4,614,677
0.64%, due 11/24/25	3,900,000	3,912,129
0.65%, due 10/27/25	4,000,000	4,000,147
0.85%, due 12/30/27	2,050,000	2,029,251
1.00%, due 7/21/28	2,500,000	2,461,223
1.00%, due 10/19/28	4,000,000	3,956,431
1.00%, due 1/12/29	5,000,000	4,998,055
1.14%, due 11/19/29	5,000,000	4,937,585
1.25%, due 1/29/30	2,500,000	2,467,202
1.28%, due 4/30/30	3,000,000	2,961,531
1.42%, due 12/30/30	4,600,000	4,597,016
6.25%, due 7/15/32	1,600,000	2,472,032

		43,542,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.7%
2.00%, due 1/1/51 TBA (g)	$17,500,000	$18,178,809
2.50%, due 10/1/50	2,936,292	3,103,649
2.50%, due 11/1/50	2,243,221	2,370,015
3.00%, due 5/1/50	2,156,073	2,353,291
3.00%, due 7/1/50	2,408,894	2,579,598
3.00%, due 8/1/50	2,417,048	2,622,211
3.00%, due 9/1/50	3,379,262	3,639,665
3.50%, due 1/1/47	2,292,955	2,474,721
3.50%, due 10/1/47	1,667,698	1,800,540
3.50%, due 3/1/50	2,284,242	2,522,682
4.50%, due 4/1/22	1,513	1,590
4.50%, due 4/1/23	2,419	2,542
4.50%, due 11/1/39	521,444	578,511
4.50%, due 8/1/40	85,310	95,481
4.50%, due 9/1/40	570,429	638,454
4.50%, due 9/1/40	82,804	93,002
4.50%, due 11/1/40	218,389	237,360
4.50%, due 7/1/41	126,978	142,123
4.50%, due 2/1/47	158,121	173,857
4.50%, due 10/1/47	159,755	174,404
5.00%, due 3/1/25	36,230	38,072
5.50%, due 9/1/21	5,181	5,208
6.00%, due 7/1/21	5,428	5,454
6.50%, due 11/1/35	3,768	4,223
6.50%, due 8/1/37	25,559	31,207

		43,866,669

Federal National Mortgage Association 1.8%
0.75%, due 10/8/27	4,000,000	4,015,556
0.875%, due 8/5/30	7,750,000	7,605,757
1.625%, due 1/7/25	625,000	658,605
6.25%, due 5/15/29	3,000,000	4,278,946

		16,558,864

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.5%
2.50%, due 5/1/43	398,300	426,260
2.50%, due 5/1/50	3,123,484	3,295,482
2.50%, due 10/1/50	4,180,460	4,424,150
3.00%, due 5/1/48	3,219,534	3,396,418
3.00%, due 9/1/50	2,936,236	3,181,787
3.00%, due 9/1/50	1,580,728	1,687,239
3.00%, due 10/1/50	2,589,741	2,776,778
3.50%, due 8/1/49	4,612,288	5,061,855
3.50%, due 3/1/50	6,866,089	7,551,797
3.50%, due 9/1/50	6,874,473	7,656,419
3.50%, due 10/1/50	2,986,807	3,278,836
4.00%, due 2/1/45	1,004,352	1,105,996
4.00%, due 6/1/46	1,572,831	1,732,081
4.00%, due 11/1/46	5,203,762	5,675,865

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 4/1/47	$4,883,634	$5,318,650
4.00%, due 1/1/48	770,981	846,653
4.50%, due 5/1/24	120,995	128,427
4.50%, due 11/1/35	118,922	131,344
4.50%, due 4/1/41	277,797	308,121
4.50%, due 5/1/41	450,127	503,122
4.50%, due 7/1/41	361,106	404,199
4.50%, due 9/1/41	105,608	117,136
4.50%, due 3/1/44	167,402	185,806
4.50%, due 8/1/44	897,315	1,008,448
4.50%, due 11/1/44	134,764	147,963
4.50%, due 3/1/46	68,798	75,529
4.50%, due 12/1/46	196,942	217,260
4.50%, due 2/1/47	22,922	24,828
4.50%, due 7/1/47	234,542	257,560
4.50%, due 2/1/48	145,118	157,768
5.00%, due 12/1/23	40,801	42,823
5.00%, due 12/1/23	12,951	13,605
5.50%, due 1/1/21	30	30
5.50%, due 12/1/21	991	1,005
5.50%, due 1/1/22	3,668	3,715
5.50%, due 2/1/22	192	195
6.50%, due 10/1/36	17,012	20,497
6.50%, due 10/1/36	12,306	13,947
6.50%, due 8/1/37	4,623	5,323
7.00%, due 9/1/37	38,500	46,492
7.00%, due 10/1/37	513	596
7.00%, due 11/1/37	5,868	7,005
7.50%, due 7/1/28	9,553	10,592

		61,249,602

Government National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
2.00%, due 1/1/51 TBA (g)	3,000,000	3,137,227
2.50%, due 1/1/51 TBA (g)	5,250,000	5,557,617
3.00%, due 8/20/50	2,908,628	3,106,240
3.50%, due 6/20/42	566,462	616,050
3.50%, due 8/20/43	779,106	848,558
3.50%, due 11/20/43	753,673	820,735
3.50%, due 4/20/45	504,243	541,421
3.50%, due 12/20/45	856,551	922,227
3.50%, due 2/20/46	397,352	428,736
3.50%, due 10/20/46	577,195	622,423
3.50%, due 11/20/46	672,016	724,747
3.50%, due 1/20/47	564,885	607,167
3.50%, due 5/20/47	800,223	857,984
4.00%, due 3/15/44	30,808	33,295
4.00%, due 7/15/44	260,913	285,091
4.00%, due 7/15/45	135,635	146,370
4.50%, due 6/15/39	637,337	713,298
4.50%, due 6/15/40	203,405	228,068

		20,197,254

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Tennessee Valley Authority 0.3%
5.25%, due 9/15/39	$2,000,000	$3,004,726

United States Treasury Bonds 5.1%
1.375%, due 8/15/50	50,450,000	47,249,578
4.25%, due 5/15/39	350,000	519,395

		47,768,973

United States Treasury Notes 2.5%
0.125%, due 12/31/22	1,575,000	1,575,185
0.25%, due 12/31/25	19,975,000	19,990,605
0.375%, due 3/31/22	500,000	501,582
0.875%, due 11/15/30	2,000,000	1,993,438

		24,060,810

Total U.S. Government & Federal Agencies (Cost $327,201,885)		331,589,374

Total Long-Term Bonds (Cost $878,259,982)		916,211,071

	Shares
Exchange-Traded Fund 1.5%
iShares iBoxx Investment Grade Corporate Bond ETF	103,971	14,361,514

Total Exchange-Traded Fund (Cost $14,267,940)		14,361,514

Short-Term Investment 4.7%
Repurchase Agreement 4.7%
Fixed Income Clearing Corp. 0.00%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $43,914,034 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 12/31/22, with a Principal Amount $44,792,400 and a Market Value of $44,792,400)	$43,914,034	43,914,034

Total Short-Term Investment (Cost $43,914,034)		43,914,034

Total Investments (Cost $936,441,956)	103.4%	974,486,619
Other Assets, Less Liabilities	(3.4)	(32,095,877)
Net Assets	100.0%	$942,390,742
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2020.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(e)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

(g)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2020, the total net market value of these securities was $26,873,652, which represented 2.9% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	427	March 2021	$94,277,608	$94,356,992	$79,384
5-Year United States Treasury Note	159	March 2021	20,043,586	20,060,086	16,500
United States Treasury Ultra Bond	96	March 2021	20,643,277	20,502,000	(141,277)

Total Long Contracts					(45,393)

Short Contracts
10-Year United States Treasury Note	(60)	March 2021	(8,279,269)	(8,284,688)	(5,419)
10-Year United States Treasury Ultra Note	(248)	March 2021	(38,810,065)	(38,777,125)	32,940

Total Short Contracts					27,521

Net Unrealized Depreciation					$(17,872)

1.	As of December 31, 2020, cash in the amount of $609,733 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

TBA—To Be Announced

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$144,115,080	$—	$144,115,080
Corporate Bonds	—	355,468,267	—	355,468,267
Foreign Government Bonds	—	2,448,788	—	2,448,788
Mortgage-Backed Securities	—	77,355,840	—	77,355,840
Municipal Bonds	—	5,233,722	—	5,233,722
U.S. Government & Federal Agencies	—	331,589,374	—	331,589,374

Total Long-Term Bonds	—	916,211,071	—	916,211,071

Exchange-Traded Fund	14,361,514	—	—	14,361,514
Short-Term Investment
Repurchase Agreement	—	43,914,034	—	43,914,034

Total Investments in Securities	14,361,514	960,125,105	—	974,486,619

Other Financial Instruments
Futures Contracts (b)	128,824	—	—	128,824

Total Investments in Securities and Other Financial Instruments	$14,490,338	$960,125,105	$—	$974,615,443

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(146,696)	$—	$—	$(146,696)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $936,441,956)	$974,486,619
Cash collateral on deposit at broker for futures contracts	609,733
Receivables:
Interest	4,310,987
Investment securities sold	2,508,975
Portfolio shares sold	1,515,261

Total assets	983,431,575

Liabilities
Payables:
Investment securities purchased	38,118,174
Portfolio shares redeemed	2,298,002
Manager (See Note 3)	384,326
NYLIFE Distributors (See Note 3)	111,015
Professional fees	55,976
Shareholder communication	37,941
Variation margin on futures contracts	20,176
Custodian	12,688
Trustees	1,124
Accrued expenses	1,411

Total liabilities	41,040,833

Net assets	$942,390,742

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,726
Additional paid-in capital	862,917,213

862,978,939
Total distributable earnings (loss)	79,411,803

Net assets	$942,390,742

Initial Class
Net assets applicable to outstanding shares	$412,052,922

Shares of beneficial interest outstanding	26,810,815

Net asset value per share outstanding	$15.37

Service Class
Net assets applicable to outstanding shares	$530,337,820

Shares of beneficial interest outstanding	34,914,752

Net asset value per share outstanding	$15.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$19,768,805
Dividends	159,855
Securities lending	4,186
Other	6,535

Total income	19,939,381

Expenses
Manager (See Note 3)	4,147,974
Distribution/Service—Service Class (See Note 3)	1,211,204
Professional fees	137,498
Shareholder communication	90,760
Custodian	46,248
Trustees	20,521
Miscellaneous	36,833

Total expenses	5,691,038

Net investment income (loss)	14,248,343

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,866,772
Futures transactions	2,954,881

Net realized gain (loss)	26,821,653

Net change in unrealized appreciation (depreciation) on:
Investments	18,935,800
Futures contracts	632,524

Net change in unrealized appreciation (depreciation)	19,568,324

Net realized and unrealized gain (loss)	46,389,977

Net increase (decrease) in net assets resulting from operations	$60,638,320

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,248,343	$17,203,511
Net realized gain (loss)	26,821,653	14,221,327
Net change in unrealized appreciation (depreciation)	19,568,324	27,013,093

Net increase (decrease) in net assets resulting from operations	60,638,320	58,437,931

Distributions to shareholders:
Initial Class	(8,712,379)	(9,276,310)
Service Class	(10,771,134)	(10,153,516)

Total distributions to shareholders	(19,483,513)	(19,429,826)

Capital share transactions:
Net proceeds from sale of shares	274,423,509	183,440,197
Net asset value of shares issued to shareholders in reinvestment of distributions	19,483,513	19,429,826
Cost of shares redeemed	(161,417,551)	(103,913,368)

Increase (decrease) in net assets derived from capital share transactions	132,489,471	98,956,655

Net increase (decrease) in net assets	173,644,278	137,964,760

Net Assets
Beginning of year	768,746,464	630,781,704

End of year	$942,390,742	$768,746,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.57	$13.72	$14.31	$14.26	$14.19

Net investment income (loss) (a)	0.28	0.37	0.38	0.32	0.32

Net realized and unrealized gain (loss) on investments	0.87	0.88	(0.53)	0.23	0.20

Total from investment operations	1.15	1.25	(0.15)	0.55	0.52

Less distributions:

From net investment income	(0.31)	(0.40)	(0.40)	(0.37)	(0.39)

From net realized gain on investments	(0.04)	—	(0.04)	(0.13)	(0.06)

Total distributions	(0.35)	(0.40)	(0.44)	(0.50)	(0.45)

Net asset value at end of year	$15.37	$14.57	$13.72	$14.31	$14.26

Total investment return (b)	7.94%	9.12%	(1.00%)	3.85%	3.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.83%	2.60%	2.76%	2.23%	2.16	%(c)

Net expenses (d)	0.53%	0.54%	0.53%	0.52%	0.51	%(e)

Expenses (before waiver/reimbursement) (d)	0.53%	0.54%	0.53%	0.52%	0.53%

Portfolio turnover rate (f)	255%	204%	148%	209%	258%

Net assets at end of year (in 000’s)	$412,053	$341,408	$307,682	$517,067	$538,979

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 241%, 197%, 133%, 190% and 223% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$14.41	$13.58	$14.16	$14.12	$14.06

Net investment income (loss) (a)	0.24	0.33	0.35	0.28	0.28

Net realized and unrealized gain (loss) on investments	0.86	0.87	(0.53)	0.22	0.19

Total from investment operations	1.10	1.20	(0.18)	0.50	0.47

Less distributions:

From net investment income	(0.28)	(0.37)	(0.36)	(0.33)	(0.35)

From net realized gain on investments	(0.04)	—	(0.04)	(0.13)	(0.06)

Total distributions	(0.32)	(0.37)	(0.40)	(0.46)	(0.41)

Net asset value at end of year	$15.19	$14.41	$13.58	$14.16	$14.12

Total investment return (b)	7.67%	8.85%	(1.25%)	3.59%	3.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57%	2.34%	2.53%	1.98%	1.90	%(c)

Net expenses (d)	0.78%	0.79%	0.78%	0.77%	0.76	%(e)

Expenses (before waiver/reimbursement) (d)	0.78%	0.79%	0.78%	0.77%	0.78%

Portfolio turnover rate (f)	255%	204%	148%	209%	258%

Net assets at end of year (in 000’s)	$530,338	$427,338	$323,100	$333,530	$351,848

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 241%, 197%, 133%, 190% and 223% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

26	MainStay VP Bond Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2020, are shown in the Portfolio of Investments.

27

Notes to Financial Statements (continued)

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby

28	MainStay VP Bond Portfolio

reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$128,824	$128,824

Total Fair Value	$128,824	$128,824

Liability Derivatives	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(146,696)	$(146,696)

Total Fair Value	$(146,696)	$(146,696)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$2,954,881	$2,954,881

Total Net Realized Gain (Loss)	$2,954,881	$2,954,881

29

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation (Depreciation) from:	Interest Rate Contracts Risk	Total

Futures Contracts	$632,524	$632,524

Total Net Change in Unrealized Appreciation (Depreciation)	$632,524	$632,524

Average Notional Amount	Interest Rate Contracts Risk	Total

Futures Contracts Long	$114,993,865	$114,993,865
Futures Contracts Short	$(34,431,267)	$(34,431,267)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2020, the effective management fee rate was 0.49%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,147,974 and paid the Subadvisor in the amount of $2,073,987.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$936,459,868	$39,727,571	$(1,870,033)	$37,857,538

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$37,258,300	$4,319,999	$—	$37,833,504	$79,411,803

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral, and mark to market of futures contracts.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,483,513	$—	$19,429,826	$—

30	MainStay VP Bond Portfolio

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $1,678,057 and $1,708,755, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $575,116 and $433,983, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	8,066,603	$123,217,088
Shares issued to shareholders in reinvestment of distributions	574,551	8,712,379
Shares redeemed	(5,265,667)	(79,188,768)

Net increase (decrease)	3,375,487	$52,740,699

Year ended December 31, 2019:
Shares sold	4,320,395	$62,109,464
Shares issued to shareholders in reinvestment of distributions	633,433	9,276,310
Shares redeemed	(3,951,449)	(56,528,617)

Net increase (decrease)	1,002,379	$14,857,157

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	10,093,014	$151,206,421
Shares issued to shareholders in reinvestment of distributions	718,296	10,771,134
Shares redeemed	(5,549,124)	(82,228,783)

Net increase (decrease)	5,262,186	$79,748,772

Year ended December 31, 2019:
Shares sold	8,493,043	$121,330,733
Shares issued to shareholders in reinvestment of distributions	700,439	10,153,516
Shares redeemed	(3,334,407)	(47,384,751)

Net increase (decrease)	5,859,075	$84,099,498

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well

31

Notes to Financial Statements (continued)

as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

32	MainStay VP Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the

34	MainStay VP Bond Portfolio

opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s offi-

cers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay

Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

36	MainStay VP Bond Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

38	MainStay VP Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

40	MainStay VP Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801640	MSVPB11-02/21 (NYLIAC) NI509

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	5.40%	7.87%	6.52%	0.59%
Service Class Shares	6/4/2003	5.14	7.60	6.25	0.84

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofA U.S. High Yield Constrained Index[3]	6.07%	8.42%	6.61%
Morningstar High Yield Bond Category Average[4]	4.75	6.64	5.36

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The ICE BofA U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,099.00	$3.11	$1,022.17	$3.00	0.59%

Service Class Shares	$1,000.00	$1,097.60	$4.43	$1,020.91	$4.27	0.84%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%–5.875%, due 2/15/26–5/1/32

2.	HCA, Inc., 3.50%–8.36%, due 5/1/23–11/6/33

3.	T-Mobile USA, Inc., 4.50%–6.50%, due 4/15/24–2/1/28

4.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–6/15/30

5.	Sprint Capital Corp., 6.875%, due 11/15/28
6.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 3.875%–5.75%, due 5/1/24–2/15/29

7.	TransDigm, Inc., 2.397%–8.00%, due 7/15/24–3/15/27

8.	MSCI, Inc., 3.625%–5.375%, due 8/1/26–2/15/31

9.	Kraft Heinz Foods Co., 3.875%–6.875%, due 7/15/25–2/9/40

10.	Occidental Petroleum Corp., 2.70%–8.00%, due 2/15/23–9/15/36

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 5.40% for Initial Class shares and 5.14% for Service Class shares. Over the same period, both share classes underperformed the 6.07% return of the ICE BofA U.S. High Yield Constrained Index, which is the Portfolio’s primary benchmark, and outperformed the 4.75% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

For the first three quarters of 2020, the Portfolio performed approximately in line with the ICE BofA U.S. High Yield Constrained Index, but relative performance for the entire year lagged as lower quality and distressed credits, in which the portfolio held underweight exposure, rallied in the fourth quarter.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

In the first quarter of 2020, the U.S. high-yield market experienced its highest levels of volatility in more than a decade as the COVID-19 pandemic spread fear, sharply slowed the global economy and shook investor sentiment. Mirroring the steep decline in broad-based equity indices, the ICE BofA U.S. High Yield Constrained Index declined almost 18% in the first three weeks of March before rebounding almost 7% in the final week. Other than a brief sell-off in September, the market continued its strong recovery into year end, with the Index up over 6% in the fourth quarter alone.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets by taking unprecedented actions. The recovery started on March 23, 2020, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and ETFs. The easing of stress in the investment-grade market carried over to the high-yield market. Further, on April 9 the Fed announced more expansive measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (credits downgraded from investment grade to high yield), syndicated loans and high-yield ETFs.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Portfolio did have a lower duration than the ICE BofA U.S. High Yield Constrained Index throughout the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Due to the sharp sell-off in the credit markets caused by the pandemic, which triggered a wave of downgrades, we were able to purchase crossover investment-grade and fallen angel credits trading at attractive spreads.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s holdings of fallen angel credits and credits rated BB3 were top performers for the reporting period. From a sector perspective, the energy sector made the strongest positive contribution to returns. (Contributions take weightings and total returns into account.) Purchases of fallen angel credits in the outperforming exploration & production and gas-distribution segments enhanced returns, as did holdings of issues from natural gas producers. Holdings in the telecom-wireless sector helped absolute returns as the bonds of T-Mobile and Sprint outperformed after their planned merger was completed. Not owning the bonds of Intelsat, which had to restructure during the year, was accretive to returns as well, while the timely purchases of some leisure positions after the March correction—including bonds from Carnival Cruise Lines, Live Nation and Hyatt—also contributed to absolute performance.

Notably weak performers included the Portfolio’s diversified capital goods sector holding Exide Technologies, as the company went through a restructuring during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

When the recovery began, the Portfolio purchased crossover investment-grade and fallen angel credits, which we believed

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

were trading at attractive spreads.4 For example, the Portfolio purchased credits from Kraft Heinz as the issuer was downgraded from investment grade. The Portfolio also purchased Occidental Petroleum bonds at lower dollar prices later in the reporting period. Conversely, the Portfolio trimmed positions in sectors hard hit by the economic impact of the pandemic, such as American Axle & Manufacturing in the automotive sector and Triumph Group in the aerospace & defense sector.

How did the Portfolio’s sector weightings change during the reporting period?

There were no material changes to the Portfolio’s sector weightings during the reporting period. There was a decrease in telecommunications exposure due to a large issuer’s bond being called, and a decrease in retail exposure. The Portfolio marginally increased its health care and leisure exposure.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held underweight exposure relative to the ICE BofA U.S. High Yield Constrained Index in bonds rated CCC5 and overweight exposure to higher-quality issuers. Across industries, as of the same date, the Portfolio held overweight exposure to energy, basic industry and leisure, and underweight exposure to health care and services.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 94.4%† Convertible Bonds 0.6%
Investment Company 0.1%
Ares Capital Corp. 4.625%, due 3/1/24	$4,365,000	$4,615,988

Media 0.2%
DISH Network Corp.
2.375%, due 3/15/24	3,050,000	2,853,823
3.375%, due 8/15/26	3,720,000	3,555,322

		6,409,145

Oil & Gas Services 0.3%
Forum Energy Technologies, Inc. 9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	13,347,866	8,742,852

Total Convertible Bonds (Cost $23,417,610)		19,767,985

Corporate Bonds 91.5%
Advertising 1.4%
Lamar Media Corp.
3.75%, due 2/15/28	6,320,000	6,495,064
4.00%, due 2/15/30	6,400,000	6,640,000
4.875%, due 1/15/29	2,195,000	2,332,188
5.75%, due 2/1/26	8,465,000	8,729,531
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, due 8/15/27 (b)	6,910,000	7,030,925
5.625%, due 2/15/24	12,030,000	12,180,375

		43,408,083

Aerospace & Defense 1.6%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (b)	5,587,000	5,419,390
Rolls-royce PLC 5.75%, due 10/15/27 (b)	2,450,000	2,713,375
TransDigm UK Holdings PLC 6.875%, due 5/15/26	7,637,000	8,068,872
TransDigm, Inc.
6.25%, due 3/15/26 (b)	22,850,000	24,335,250
6.50%, due 7/15/24	3,050,000	3,104,046
7.50%, due 3/15/27	2,500,000	2,668,750
8.00%, due 12/15/25 (b)	2,000,000	2,210,600

		48,520,283

Airlines 0.8%
Delta Air Lines, Inc.
7.00%, due 5/1/25 (b)	1,220,000	1,408,554
7.375%, due 1/15/26	2,160,000	2,467,374
Delta Air Lines, Inc. / SkyMiles IP, Ltd. (b)
4.50%, due 10/20/25	4,095,000	4,376,978
4.75%, due 10/20/28	5,450,000	5,948,742

	Principal Amount	Value
Airlines (continued)
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (b)	$6,405,000	$6,885,375
Spirit Loyalty Cayman, Ltd. / Spirit I.P. Cayman, Ltd. 8.00%, due 9/20/25 (b)	2,500,000	2,800,000

		23,887,023

Auto Manufacturers 2.4%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (b)	6,410,000	6,562,238
Ford Holdings LLC 9.30%, due 3/1/30	8,454,000	10,990,200
Ford Motor Co.
7.45%, due 7/16/31	5,200,000	6,669,000
9.625%, due 4/22/30	1,500,000	2,116,875
Ford Motor Credit Co. LLC
3.339%, due 3/28/22	2,561,000	2,586,610
3.375%, due 11/13/25	4,000,000	4,109,440
4.00%, due 11/13/30	5,000,000	5,250,000
4.125%, due 8/17/27	1,000,000	1,047,500
4.271%, due 1/9/27	1,647,000	1,737,585
4.389%, due 1/8/26	750,000	787,260
5.125%, due 6/16/25	3,500,000	3,805,550
General Motors Co. 6.80%, due 10/1/27	3,000,000	3,855,332
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (b)	10,255,000	10,844,662
McLaren Finance PLC 5.75%, due 8/1/22 (b)	8,170,000	7,924,900
PM General Purchaser LLC 9.50%, due 10/1/28 (b)	4,000,000	4,430,000
Wabash National Corp. 5.50%, due 10/1/25 (b)	2,377,000	2,424,540

		75,141,692

Auto Parts & Equipment 2.2%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (b)	6,300,000	6,473,250
Adient U.S. LLC 7.00%, due 5/15/26 (b)	4,000,000	4,350,860
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25 (c)	4,000,000	4,140,000
Exide Global Holding Netherlands C.V. 10.75%, due 6/30/24 (d)(e)(f)	3,380,000	3,207,620
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	6,643,000	6,883,809
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	9,191,000	9,742,460
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	10,105,000	11,115,500

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Lithia Motors, Inc. 4.375%, due 1/15/31 (b)	$2,720,000	$2,917,200
Meritor, Inc.
6.25%, due 2/15/24	505,000	515,363
6.25%, due 6/1/25 (b)	1,000,000	1,080,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (b)	6,640,000	6,647,685
Tenneco, Inc.
5.00%, due 7/15/26	6,982,000	6,423,440
7.875%, due 1/15/29 (b)	2,770,000	3,110,045

		66,607,232

Building Materials 1.0%
BMC East LLC 5.50%, due 10/1/24 (b)	705,000	724,388
James Hardie International Finance DAC (b)
4.75%, due 1/15/25	3,300,000	3,356,793
5.00%, due 1/15/28	8,011,000	8,509,044
Patrick Industries, Inc. 7.50%, due 10/15/27 (b)	5,210,000	5,678,900
Summit Materials LLC / Summit Materials Finance Corp. (b)
5.125%, due 6/1/25	3,270,000	3,327,225
5.25%, due 1/15/29	3,930,000	4,126,500
6.50%, due 3/15/27	5,135,000	5,455,937
UltraTech Cement, Ltd. (Escrow Claim) 6.875%, due 4/15/22 (b)(d)(e)(h)	9,675,000	0

		31,178,787

Chemicals 1.4%
Axalta Coating Systems LLC 3.375%, due 2/15/29 (b)	1,500,000	1,500,000
Blue Cube Spinco LLC
9.75%, due 10/15/23	1,057,000	1,086,067
10.00%, due 10/15/25	6,000,000	6,352,500
Innophos Holdings, Inc. 9.375%, due 2/15/28 (b)	5,900,000	6,460,500
Neon Holdings, Inc. 10.125%, due 4/1/26 (b)	5,400,000	5,899,500
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	2,635,000	2,743,694
5.25%, due 6/1/27	1,000,000	1,065,520
Olin Corp.
5.625%, due 8/1/29	2,219,000	2,410,389
9.50%, due 6/1/25 (b)	2,000,000	2,499,100
TPC Group, Inc. 10.50%, due 8/1/24 (b)	15,103,000	12,459,975
Valvoline, Inc. 4.375%, due 8/15/25	2,000,000	2,065,540

		44,542,785

	Principal Amount	Value
Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (b)	$3,465,000	$3,170,475

Commercial Services 3.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (b)
6.625%, due 7/15/26	3,000,000	3,198,900
9.75%, due 7/15/27	4,115,000	4,485,350
Amn Healthcare, Inc. 4.00%, due 4/15/29 (b)	2,350,000	2,402,875
AMN Healthcare, Inc. 4.625%, due 10/1/27 (b)	2,100,000	2,199,897
Ashtead Capital, Inc. (b)
4.00%, due 5/1/28	4,595,000	4,880,533
4.25%, due 11/1/29	5,300,000	5,802,652
4.375%, due 8/15/27	2,008,000	2,120,950
5.25%, due 8/1/26	2,500,000	2,646,875
Cimpress PLC 7.00%, due 6/15/26 (b)	8,542,000	8,979,777
Gartner, Inc. 3.75%, due 10/1/30 (b)	4,200,000	4,425,792
Graham Holdings Co. 5.75%, due 6/1/26 (b)	11,107,000	11,662,350
IHS Markit, Ltd. (b)
4.75%, due 2/15/25	3,950,000	4,533,020
5.00%, due 11/1/22	18,089,000	19,341,841
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 5.00%, due 6/15/28 (b)	1,030,000	1,099,525
Korn Ferry 4.625%, due 12/15/27 (b)	4,000,000	4,160,000
Live Nation Entertainment, Inc. 3.75%, due 1/15/28 (b)	1,300,000	1,313,520
Mph Acquisition Holdings LLC 5.75%, due 11/1/28 (b)	3,295,000	3,238,326
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (b)	322,000	322,805
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (b)	4,059,000	4,069,675
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (b)	2,800,000	2,881,900
Service Corp. International 3.375%, due 8/15/30	4,480,000	4,660,141
United Rentals North America, Inc.
3.875%, due 11/15/27	4,495,000	4,708,513
3.875%, due 2/15/31	3,500,000	3,671,675
4.875%, due 1/15/28	1,000,000	1,065,000
5.50%, due 5/15/27	1,000,000	1,070,000

		108,941,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.2%
Unisys Corp. 6.875%, due 11/1/27 (b)	$5,365,000	$5,861,263

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/24/22	7,320,000	7,621,218
5.50%, due 6/1/28 (b)	4,000,000	4,298,800

		11,920,018

Distribution & Wholesale 0.8%
Avient Corp.
5.25%, due 3/15/23	8,636,000	9,262,110
5.75%, due 5/15/25 (b)	2,000,000	2,125,000
G III Apparel Group, Ltd. 7.875%, due 8/15/25 (b)	5,000,000	5,450,000
H&E Equipment Services, Inc. 3.875%, due 12/15/28 (b)	4,200,000	4,244,940
Resideo Funding, Inc. 6.125%, due 11/1/26 (b)	2,965,000	3,120,663

		24,202,713

Diversified Financial Services 1.5%
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	2,605,000	2,709,200
6.625%, due 3/15/26	8,390,000	8,935,350
Genworth Mortgage Holdings, Inc. 6.50%, due 8/15/25 (b)	4,485,000	4,855,013
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.25%, due 6/3/26 (b)	5,000,000	5,176,574
LPL Holdings, Inc. (b)
4.625%, due 11/15/27	1,535,000	1,588,725
5.75%, due 9/15/25	10,820,000	11,192,424
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (b)	5,480,000	5,466,300
PRA Group, Inc. 7.375%, due 9/1/25 (b)	3,500,000	3,780,000
StoneX Group, Inc. 8.625%, due 6/15/25 (b)	1,298,000	1,411,575

		45,115,161

Electric 1.4%
Clearway Energy Operating LLC 4.75%, due 3/15/28 (b)	3,650,000	3,914,625
DPL, Inc. 4.125%, due 7/1/25 (b)	5,815,000	6,277,699
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (13.00% PIK), due 6/1/24 (a)(b)(f)	3,223,259	2,884,817

	Principal Amount	Value
Electric (continued)
NextEra Energy Operating Partners, L.P. 3.875%, due 10/15/26 (b)	$4,500,000	$4,803,750
NRG Energy, Inc.
3.625%, due 2/15/31 (b)	2,000,000	2,057,600
6.625%, due 1/15/27	7,000,000	7,392,280
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc. 4.50%, due 8/15/28 (b)	4,205,000	4,436,275
PG&E Corp.
5.00%, due 7/1/28	4,960,000	5,282,400
5.25%, due 7/1/30	3,000,000	3,300,000
Vistra Operations Co. LLC 5.00%, due 7/31/27 (b)	3,300,000	3,498,000

		43,847,446

Electrical Components & Equipment 0.4%
WESCO Distribution, Inc.
5.375%, due 12/15/21	5,660,000	5,663,396
7.125%, due 6/15/25 (b)	4,535,000	4,987,729
7.25%, due 6/15/28 (b)	2,500,000	2,843,225

		13,494,350

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (b)	6,365,000	6,500,256

Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (b)	3,000,000	3,210,000

Engineering & Construction 0.3%
PowerTeam Services LLC 9.033%, due 12/4/25 (b)	3,465,000	3,855,194
Weekley Homes LLC / Weekley Finance Corp. 4.875%, due 9/15/28 (b)	4,500,000	4,702,500

		8,557,694

Entertainment 2.1%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.50%, due 2/15/28 (b)	5,000,000	5,187,500
Bally’s Corp. 6.75%, due 6/1/27 (b)	6,595,000	7,073,137
Boyne USA, Inc. 7.25%, due 5/1/25 (b)	2,250,000	2,359,688
CCM Merger, Inc. 6.375%, due 5/1/26 (b)	2,170,000	2,278,500
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	6,067,000	6,385,517
5.50%, due 4/1/27	8,051,000	8,523,996

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
International Game Technology PLC 6.25%, due 1/15/27 (b)	$6,725,000	$7,701,134
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (b)	2,193,000	2,245,084
Live Nation Entertainment, Inc. 6.50%, due 5/15/27 (b)	6,435,000	7,197,676
Merlin Entertainments PLC 5.75%, due 6/15/26 (b)	10,940,000	11,483,718
Powdr Corp. 6.00%, due 8/1/25 (b)	1,860,000	1,957,650
Vail Resorts, Inc. 6.25%, due 5/15/25 (b)	2,000,000	2,135,000

		64,528,600

Food 2.2%
B&G Foods, Inc. 5.25%, due 4/1/25	4,142,000	4,276,615
Kraft Heinz Foods Co.
3.875%, due 5/15/27 (b)	4,625,000	4,982,799
3.95%, due 7/15/25	1,879,000	2,069,287
4.25%, due 3/1/31 (b)	3,500,000	3,902,702
6.50%, due 2/9/40	7,715,000	10,428,434
6.875%, due 1/26/39	7,588,000	10,514,363
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (b)	5,130,000	5,828,962
Land O’Lakes, Inc. 6.00%, due 11/15/22 (b)	7,880,000	8,457,675
TreeHouse Foods, Inc.
4.00%, due 9/1/28	2,150,000	2,223,906
6.00%, due 2/15/24 (b)	9,045,000	9,214,594
United Natural Foods, Inc. 6.75%, due 10/15/28 (b)	5,000,000	5,231,150

		67,130,487

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (b)	4,500,000	4,809,375

Forest Products & Paper 1.2%
Mercer International, Inc.
5.50%, due 1/15/26	1,000,000	1,018,125
6.50%, due 2/1/24	6,605,000	6,695,819
7.375%, due 1/15/25	5,600,000	5,827,584
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (b)	3,000,000	3,180,000
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	15,843,000	19,625,516

		36,347,044

	Principal Amount	Value
Gaming 0.1%
Affinity Gaming 6.875%, due 12/15/27 (b)	$1,500,000	$1,571,685

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.625%, due 5/20/24	4,425,000	4,767,937
5.75%, due 5/20/27	2,485,000	2,827,160
5.875%, due 8/20/26	6,885,000	7,745,625
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (b)	5,100,000	5,049,000

		20,389,722

Hand & Machine Tools 0.4%
Colfax Corp. (b)
6.00%, due 2/15/24	3,240,000	3,357,515
6.375%, due 2/15/26	4,071,000	4,345,792
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (b)	4,250,000	4,505,000

		12,208,307

Health Care—Products 0.9%
Hologic, Inc. (b)
3.25%, due 2/15/29	7,000,000	7,122,500
4.625%, due 2/1/28	3,000,000	3,183,750
Teleflex, Inc.
4.25%, due 6/1/28 (b)	7,505,000	7,955,300
4.625%, due 11/15/27	3,500,000	3,761,485
Varex Imaging Corp. 7.875%, due 10/15/27 (b)	5,050,000	5,378,250

		27,401,285

Health Care—Services 5.5%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (b)	1,750,000	1,868,125
5.50%, due 7/1/28 (b)	1,500,000	1,611,075
5.625%, due 2/15/23	6,732,000	6,748,830
6.50%, due 3/1/24	2,000,000	2,042,500
AHP Health Partners, Inc. 9.75%, due 7/15/26 (b)	5,890,000	6,501,087
Catalent Pharma Solutions, Inc. (b)
4.875%, due 1/15/26	4,890,000	4,987,800
5.00%, due 7/15/27	860,000	908,280
Centene Corp.
3.00%, due 10/15/30	4,000,000	4,239,600
4.25%, due 12/15/27	1,810,000	1,918,600
4.625%, due 12/15/29	4,870,000	5,406,723
4.75%, due 1/15/25	4,605,000	4,725,790
5.375%, due 6/1/26 (b)	3,245,000	3,422,534
5.375%, due 8/15/26 (b)	2,380,000	2,513,875
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (b)	5,525,000	5,786,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Encompass Health Corp.
4.50%, due 2/1/28	$5,000,000	$5,225,000
4.625%, due 4/1/31	1,875,000	2,006,250
4.75%, due 2/1/30	7,100,000	7,605,875
HCA, Inc.
3.50%, due 9/1/30	7,300,000	7,756,806
5.25%, due 4/15/25	4,220,000	4,927,617
5.375%, due 2/1/25	7,255,000	8,158,465
5.625%, due 9/1/28	2,090,000	2,466,200
5.875%, due 5/1/23	4,800,000	5,274,000
5.875%, due 2/15/26	9,015,000	10,367,250
7.50%, due 11/6/33	6,000,000	8,340,000
7.58%, due 9/15/25	2,007,000	2,418,435
7.69%, due 6/15/25	9,195,000	11,034,000
8.36%, due 4/15/24	4,450,000	5,206,500
IQVIA, Inc. 5.00%, due 10/15/26 (b)	9,792,000	10,232,640
LifePoint Health, Inc. 5.375%, due 1/15/29 (b)	2,850,000	2,843,872
Molina Healthcare, Inc. 3.875%, due 11/15/30 (b)	3,400,000	3,646,500
Providence Service Corp. 5.875%, due 11/15/25 (b)	3,500,000	3,701,250
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (b)	10,055,000	11,060,500
Select Medical Corp. 6.25%, due 8/15/26 (b)	2,000,000	2,153,840
Syneos Health, Inc. 3.625%, due 1/15/29 (b)	1,000,000	1,002,765

		168,109,469

Holding Company—Diversified 0.3%
Stena International S.A. 6.125%, due 2/1/25 (b)	9,525,000	9,405,938

Home Builders 2.0%
Adams Homes, Inc. 7.50%, due 2/15/25 (b)	4,250,000	4,451,875
Ashton Woods USA LLC / Ashton Woods Finance Co. (b)
6.625%, due 1/15/28	2,000,000	2,105,000
6.75%, due 8/1/25	2,237,000	2,326,480
9.875%, due 4/1/27	3,230,000	3,629,713
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (b)
6.25%, due 9/15/27	4,855,000	5,164,506
6.375%, due 5/15/25	3,520,000	3,621,200
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	3,224,000
6.75%, due 6/1/27	6,775,000	7,233,667

	Principal Amount	Value
Home Builders (continued)
Installed Building Products, Inc. 5.75%, due 2/1/28 (b)	$4,230,000	$4,504,950
M/I Homes, Inc.
4.95%, due 2/1/28	3,000,000	3,175,650
5.625%, due 8/1/25	515,000	535,600
Picasso Finance Sub, Inc. 6.125%, due 6/15/25 (b)	3,005,000	3,215,350
PulteGroup, Inc. 7.875%, due 6/15/32	3,595,000	5,379,019
Shea Homes, L.P. / Shea Homes Funding Corp. 4.75%, due 2/15/28 (b)	6,000,000	6,210,000
STL Holding Co., LLC 7.50%, due 2/15/26 (b)	2,700,000	2,794,500
Williams Scotsman International, Inc. 4.625%, due 8/15/28 (b)	2,000,000	2,070,000
Winnebago Industries, Inc. 6.25%, due 7/15/28 (b)	3,300,000	3,547,500

		63,189,010

Household Products & Wares 0.9%
Central Garden & Pet Co. 4.125%, due 10/15/30	2,020,000	2,105,850
Prestige Brands, Inc. (b)
5.125%, due 1/15/28	4,245,000	4,526,231
6.375%, due 3/1/24	12,915,000	13,205,588
Spectrum Brands, Inc.
5.50%, due 7/15/30 (b)	2,500,000	2,693,750
5.75%, due 7/15/25	3,840,000	3,965,184

		26,496,603

Insurance 0.9%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	7,145,000	8,069,997
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,273,000	5,395,309
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (b)	2,500,000	2,917,500
MGIC Investment Corp. 5.25%, due 8/15/28	3,400,000	3,638,000
NMI Holdings, Inc. 7.375%, due 6/1/25 (b)	2,750,000	3,080,000
USI, Inc. 6.875%, due 5/1/25 (b)	5,890,000	6,037,250

		29,138,056

Internet 2.8%
Arches Buyer, Inc. 4.25%, due 6/1/28 (b)	1,650,000	1,670,955
Cars.com, Inc. 6.375%, due 11/1/28 (b)	3,550,000	3,768,219

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (b)	$2,870,000	$2,952,513
Expedia Group, Inc. (b)
4.625%, due 8/1/27	1,500,000	1,675,508
6.25%, due 5/1/25	2,000,000	2,318,201
7.00%, due 5/1/25	3,385,000	3,730,986
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,908,068
4.875%, due 6/15/30 (b)	3,000,000	3,450,000
5.375%, due 11/15/29 (b)	2,500,000	2,946,875
5.50%, due 2/15/22	7,455,000	7,799,794
5.75%, due 3/1/24	10,899,000	12,206,880
5.875%, due 2/15/25	3,320,000	3,819,560
5.875%, due 11/15/28	8,800,000	10,549,000
Uber Technologies, Inc. (b)
7.50%, due 5/15/25	2,400,000	2,592,528
7.50%, due 9/15/27	6,065,000	6,671,500
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	6,436,950
5.25%, due 4/1/25	9,025,000	10,254,656

		84,752,193

Investment Companies 1.3%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (b)	6,090,000	6,394,500
FS Energy & Power Fund 7.50%, due 8/15/23 (b)	18,275,000	17,429,781
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
4.75%, due 9/15/24	2,000,000	2,077,500
5.25%, due 5/15/27	6,685,000	7,166,320
6.25%, due 5/15/26	5,460,000	5,781,594

		38,849,695

Iron & Steel 1.0%
Allegheny Ludlum LLC 6.95%, due 12/15/25	7,400,000	7,955,000
Allegheny Technologies, Inc. 7.875%, due 8/15/23	1,423,000	1,557,246
Big River Steel LLC / BRS Finance Corp. 6.625%, due 1/31/29 (b)	8,500,000	9,180,000
Mineral Resources, Ltd. 8.125%, due 5/1/27 (b)	9,995,000	11,056,969

		29,749,215

Leisure Time 2.2%
Carlson Travel, Inc. (b)
6.75%, due 12/15/25	15,333,000	12,630,559
10.50%, due 3/31/25 (g)	9,199,150	9,498,122
11.50% (9.50% Cash and 2.00% PIK), due 12/15/26 (a)	11,515,472	6,247,143

	Principal Amount	Value
Leisure Time (continued)
Carnival Corp. (b)
7.625%, due 3/1/26	$2,785,000	$3,034,230
9.875%, due 8/1/27	7,000,000	8,050,000
10.50%, due 2/1/26	6,090,000	7,094,850
11.50%, due 4/1/23	2,280,000	2,637,322
Silversea Cruise Finance, Ltd. 7.25%, due 2/1/25 (b)	9,485,000	9,816,975
Vista Outdoor, Inc. 5.875%, due 10/1/23	7,369,000	7,442,690

		66,451,891

Lodging 2.1%
Boyd Gaming Corp.
4.75%, due 12/1/27	5,430,000	5,640,413
6.00%, due 8/15/26	9,995,000	10,369,812
6.375%, due 4/1/26	2,735,000	2,841,145
Hilton Domestic Operating Co., Inc.
3.75%, due 5/1/29 (b)	2,000,000	2,085,380
4.00%, due 5/1/31 (b)	3,225,000	3,402,730
4.875%, due 1/15/30	7,000,000	7,647,500
5.125%, due 5/1/26	11,615,000	11,992,487
5.75%, due 5/1/28 (b)	1,725,000	1,875,938
Hyatt Hotels Corp. 5.75%, due 4/23/30	2,315,000	2,845,804
Marriott International, Inc.
3.50%, due 10/15/32	4,000,000	4,374,337
4.625%, due 6/15/30	2,000,000	2,346,958
5.75%, due 5/1/25	7,050,000	8,246,394
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	2,001,000	2,091,045

		65,759,943

Machinery 0.0%‡
ATS Automation Tooling Systems, Inc. 4.125%, due 12/15/28 (b)	1,000,000	1,017,500

Machinery—Construction & Mining 0.0%‡
BWX Technologies, Inc. 4.125%, due 6/30/28 (b)	1,000,000	1,041,250

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20 (f)(h)(i)	5,030,000	377,250
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (b)	3,394,000	3,665,520
Tennant Co. 5.625%, due 5/1/25	6,770,000	7,049,263
Vertical Holdco GmbH Co. 7.625%, due 7/15/28 (b)	1,570,000	1,711,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified (continued)
Vertical U.S. Newco, Inc. 5.25%, due 7/15/27 (b)	$3,120,000	$3,307,200

		16,110,533

Media 6.8%
Block Communications, Inc. 4.875%, due 3/1/28 (b)	3,775,000	3,888,250
Cable One, Inc. 4.00%, due 11/15/30 (b)	3,200,000	3,324,000
CCO Holdings LLC / CCO Holdings Capital Corp. (b)
4.25%, due 2/1/31	5,000,000	5,269,300
4.50%, due 8/15/30	13,555,000	14,385,244
4.50%, due 5/1/32	10,680,000	11,403,250
4.75%, due 3/1/30	7,715,000	8,324,485
5.00%, due 2/1/28	8,550,000	9,041,625
5.125%, due 5/1/27	12,000,000	12,734,280
5.375%, due 6/1/29	4,780,000	5,240,075
5.75%, due 2/15/26	5,090,000	5,252,116
5.875%, due 5/1/27	2,850,000	2,960,437
CSC Holdings LLC (b)
5.75%, due 1/15/30	9,020,000	9,888,175
6.50%, due 2/1/29	2,660,000	3,003,273
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (b)	5,000,000	3,025,000
DISH DBS Corp.
5.875%, due 7/15/22	7,655,000	7,999,475
6.75%, due 6/1/21	5,500,000	5,611,155
7.75%, due 7/1/26	10,255,000	11,485,703
E.W. Scripps Co. 5.125%, due 5/15/25 (b)	3,000,000	3,062,205
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (b)	15,606,000	16,795,957
Meredith Corp. 6.875%, due 2/1/26	18,600,000	18,135,000
Quebecor Media, Inc. 5.75%, due 1/15/23	14,647,000	15,818,760
Scripps Escrow II, Inc. 5.375%, due 1/15/31 (b)	1,000,000	1,042,500
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (d)(e)(f)(j)	7,000,000	7,666,400
Townsquare Media, Inc. 6.875%, due 2/1/26 (b)	1,015,000	1,063,040
Videotron, Ltd.
5.00%, due 7/15/22	2,625,000	2,759,558
5.125%, due 4/15/27 (b)	5,890,000	6,250,762
5.375%, due 6/15/24 (b)	11,450,000	12,623,625
Virgin Media Finance PLC 5.00%, due 7/15/30 (b)	2,100,000	2,178,750

		210,232,400

	Principal Amount	Value
Metal Fabricate & Hardware 0.9%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (b)	$1,740,000	$1,827,661
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (b)	20,535,000	20,843,025
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	5,325,000	5,511,375

		28,182,061

Mining 2.4%
Alcoa Nederland Holding B.V. (b)
6.75%, due 9/30/24	2,765,000	2,879,886
7.00%, due 9/30/26	5,745,000	6,118,425
Arconic Corp. 6.00%, due 5/15/25 (b)	2,200,000	2,348,500
Century Aluminum Co. 12.00%, due 7/1/25 (b)	4,100,000	4,305,000
Compass Minerals International, Inc. (b)
4.875%, due 7/15/24	2,250,000	2,334,375
6.75%, due 12/1/27	7,990,000	8,649,175
Constellium S.E. 6.625%, due 3/1/25 (b)	1,650,000	1,685,062
First Quantum Minerals, Ltd. (b)
6.875%, due 10/15/27	1,800,000	1,953,000
7.25%, due 4/1/23	7,480,000	7,709,449
IAMGOLD Corp. 5.75%, due 10/15/28 (b)	7,000,000	7,105,000
Joseph T. Ryerson & Son, Inc 8.50%, due 8/1/28 (b)	2,880,000	3,261,600
Novelis Corp. (b)
4.75%, due 1/30/30	4,235,000	4,562,641
5.875%, due 9/30/26	20,805,000	21,741,225

		74,653,338

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. (b)
4.625%, due 5/15/30	2,615,000	2,739,212
5.625%, due 7/1/27	7,240,000	7,692,500
EnPro Industries, Inc. 5.75%, due 10/15/26	4,240,000	4,505,000
FXI Holdings, Inc. (b)
7.875%, due 11/1/24	1,720,000	1,732,900
12.25%, due 11/15/26	4,206,000	4,794,840
Hillenbrand, Inc. 5.75%, due 6/15/25	2,000,000	2,160,000
Koppers, Inc. 6.00%, due 2/15/25 (b)	6,270,000	6,458,100

		30,082,552

Office Furnishings 0.1%
Interface, Inc. 5.50%, due 12/1/28 (b)	2,400,000	2,526,000

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 7.9%
Apache Corp.
4.625%, due 11/15/25	$1,170,000	$1,236,713
4.875%, due 11/15/27	3,130,000	3,317,800
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (b)
7.00%, due 11/1/26	3,400,000	3,221,500
9.00%, due 11/1/27	2,634,000	2,923,740
Callon Petroleum Co.
6.125%, due 10/1/24	7,170,000	4,122,750
9.00%, due 4/1/25 (b)	2,500,000	2,250,000
Centennial Resource Production LLC 6.875%, due 4/1/27 (b)	3,893,000	2,793,228
Comstock Resources, Inc.	18,810,000	20,223,525
Continental Resources, Inc. 4.50%, due 4/15/23	651,000	671,246
Endeavor Energy Resources, L.P. / EER Finance, Inc. 6.625%, due 7/15/25 (b)	1,805,000	1,931,350
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (b)	5,648,000	5,309,120
EQT Corp. 7.875%, due 2/1/25	4,850,000	5,522,937
Gulfport Energy Corp. (h)(i)
6.00%, due 10/15/24	15,745,000	10,549,150
6.375%, due 5/15/25	8,000,000	5,360,000
6.375%, due 1/15/26	4,441,000	2,975,470
Indigo Natural Resources LLC 6.875%, due 2/15/26 (b)	4,505,000	4,606,363
Marathon Oil Corp.
4.40%, due 7/15/27	5,300,000	5,891,644
6.80%, due 3/15/32	2,665,000	3,285,098
Matador Resources Co. 5.875%, due 9/15/26	3,300,000	3,234,000
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (b)	4,065,000	3,089,400
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,373,676
Noble Energy, Inc.
4.95%, due 8/15/47	4,330,000	6,166,960
5.05%, due 11/15/44	2,760,000	3,884,010
5.25%, due 11/15/43	1,800,000	2,585,609
Occidental Petroleum Corp.
2.70%, due 2/15/23	1,523,000	1,521,553
2.90%, due 8/15/24	3,150,000	3,031,875
5.55%, due 3/15/26	9,840,000	10,272,370
5.875%, due 9/1/25	1,500,000	1,597,500
6.125%, due 1/1/31	2,500,000	2,675,500
6.375%, due 9/1/28	1,500,000	1,582,500
6.45%, due 9/15/36	3,100,000	3,245,700

	Principal Amount	Value
Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
6.625%, due 9/1/30	$3,345,000	$3,631,834
7.50%, due 5/1/31	1,200,000	1,352,172
8.00%, due 7/15/25	1,750,000	1,993,250
Parkland Corp. 5.875%, due 7/15/27 (b)	3,130,000	3,384,250
Parsley Energy LLC / Parsley Finance Corp. 5.25%, due 8/15/25 (b)	2,210,000	2,301,715
PBF Holding Co. LLC / PBF Finance Corp.
6.00%, due 2/15/28	10,410,000	5,946,712
7.25%, due 6/15/25	3,920,000	2,541,081
9.25%, due 5/15/25 (b)	5,600,000	5,521,040
PDC Energy, Inc. 6.125%, due 9/15/24	5,783,000	5,942,669
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (a)(d)(e)(f)	6,657,969	666
QEP Resources, Inc.
5.25%, due 5/1/23	3,843,000	4,044,758
5.625%, due 3/1/26	6,780,000	7,434,609
Range Resources Corp. 9.25%, due 2/1/26	9,038,000	9,444,710
Southwestern Energy Co.
6.45%, due 1/23/25	7,455,000	7,753,200
7.50%, due 4/1/26	8,000,000	8,392,000
8.375%, due 9/15/28	1,600,000	1,736,000
Sunoco, L.P. / Sunoco Finance Corp.
4.50%, due 5/15/29 (b)	1,500,000	1,560,000
6.00%, due 4/15/27	2,000,000	2,126,040
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	9,828,857	10,120,774
Talos Production, Inc. 12.00%, due 1/15/26 (b)	17,685,000	17,206,974
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (b)	2,070,900	1,967,334
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (b)	2,225,000	2,024,750
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (b)	3,458,378	3,147,124
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (b)	2,000,000	2,090,000

		244,115,949

Oil & Gas Services 0.1%
Nine Energy Service, Inc. 8.75%, due 11/1/23 (b)	6,897,000	3,069,165

Packaging 0.0%‡
Graphic Packaging International LLC 3.50%, due 3/1/29 (b)	1,430,000	1,462,175

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.4%
ARD Finance S.A. 6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(b)	$3,000,000	$3,202,500
Cascades, Inc. / Cascades U.S.A., Inc. (b)
5.125%, due 1/15/26	2,810,000	2,968,063
5.375%, due 1/15/28	5,200,000	5,526,625

		11,697,188

Pharmaceuticals 1.4%
Bausch Health Americas, Inc. (b)
8.50%, due 1/31/27	1,600,000	1,779,472
9.25%, due 4/1/26	1,435,000	1,600,025
Bausch Health Cos., Inc. (b)
5.00%, due 1/30/28	3,430,000	3,534,752
5.00%, due 2/15/29	2,750,000	2,827,550
5.25%, due 2/15/31	2,500,000	2,611,800
6.125%, due 4/15/25	3,200,000	3,298,112
6.25%, due 2/15/29	6,400,000	6,952,000
7.00%, due 1/15/28	1,750,000	1,923,600
Cheplapharm Arzneimittel Gmbh 5.50%, due 1/15/28 (b)	1,850,000	1,933,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (b)
6.00%, due 6/30/28	4,575,000	3,888,750
9.50%, due 7/31/27	3,185,000	3,555,256
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (b)	6,411,000	6,955,935
Vizient, Inc. 6.25%, due 5/15/27 (b)	2,325,000	2,499,375

		43,359,877

Pipelines 4.9%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	464,366
9.625%, due 11/1/21	5,950,000	6,369,927
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	3,810,000	3,714,750
5.75%, due 1/15/28 (b)	1,565,000	1,502,713
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	4,630,000	4,751,538
5.625%, due 10/1/26	1,800,000	1,872,000
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (b)	6,022,000	6,127,385
Enable Midstream Partners, L.P.
4.15%, due 9/15/29	2,260,000	2,242,398
4.40%, due 3/15/27	5,702,000	5,753,967
4.95%, due 5/15/28	2,925,000	3,023,861

	Principal Amount	Value
Pipelines (continued)
EQM Midstream Partners, L.P. (b)
6.00%, due 7/1/25	$2,975,000	$3,257,625
6.50%, due 7/1/27	1,405,000	1,582,079
Genesis Energy, L.P. / Genesis Energy Finance Corp. 8.00%, due 1/15/27	1,375,000	1,361,525
Harvest Midstream I L.P. 7.50%, due 9/1/28 (b)	4,180,000	4,446,475
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (b)	3,300,000	3,432,000
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 5.00%, due 2/1/28 (b)	2,845,000	2,866,338
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	6,644,527
4.875%, due 6/1/25	8,383,000	9,682,947
NGPL PipeCo LLC (b)
4.375%, due 8/15/22	2,500,000	2,604,613
4.875%, due 8/15/27	5,280,000	5,982,012
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,837,446
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,140,313
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	1,200,000	1,149,000
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (k)(l)	14,265,000	11,590,312
Rockies Express Pipeline LLC (b)
3.60%, due 5/15/25	2,000,000	2,060,440
4.80%, due 5/15/30	5,000,000	5,090,825
Ruby Pipeline LLC 7.75%, due 4/1/22 (b)	10,242,955	10,139,666
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (b)
5.50%, due 9/15/24	9,560,000	9,727,300
6.00%, due 3/1/27	1,500,000	1,554,375
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26	4,915,000	5,210,981
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	8,055,000	8,095,275
Western Midstream Operating, L.P.
4.10%, due 2/1/25	1,600,000	1,648,912
4.65%, due 7/1/26	2,000,000	2,098,780
5.50%, due 8/15/48	6,360,000	6,242,912

		151,269,583

Real Estate 0.7%
Howard Hughes Corp. 5.375%, due 3/15/25 (b)	6,670,000	6,878,438

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate (continued)
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	$3,500,000	$3,552,500
Newmark Group, Inc. 6.125%, due 11/15/23	9,839,000	10,689,666

		21,120,604

Real Estate Investment Trusts 4.3%
Crown Castle International Corp. 5.25%, due 1/15/23	20,235,000	22,142,217
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	1,700,000	1,758,574
Diversified Healthcare Trust 9.75%, due 6/15/25	3,000,000	3,408,420
Equinix, Inc. 5.375%, due 5/15/27	16,710,000	18,213,712
GLP Capital, L.P. / GLP Financing II, Inc.
5.30%, due 1/15/29	5,700,000	6,594,615
5.375%, due 11/1/23	1,500,000	1,638,720
5.375%, due 4/15/26	1,506,000	1,728,391
5.75%, due 6/1/28	2,000,000	2,368,920
Host Hotels & Resorts, L.P. 3.50%, due 9/15/30	2,100,000	2,212,441
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (b)	3,330,000	3,330,000
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
3.875%, due 2/15/29 (b)	8,495,000	8,686,137
4.625%, due 6/15/25 (b)	3,100,000	3,320,100
5.625%, due 5/1/24	19,120,000	20,767,188
5.75%, due 2/1/27	6,090,000	6,832,188
MPT Operating Partnership, L.P. / MPT Finance Corp.
3.50%, due 3/15/31	5,000,000	5,162,500
4.625%, due 8/1/29	3,000,000	3,206,250
5.00%, due 10/15/27	7,726,000	8,218,532
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.875%, due 10/1/28 (b)	1,570,000	1,672,050
RHP Hotel Properties, L.P. / RHP Finance Corp. 4.75%, due 10/15/27	5,575,000	5,770,125
SBA Communications Corp. 3.875%, due 2/15/27	3,000,000	3,150,000
VICI Properties, L.P. / VICI Note Co., Inc. 4.125%, due 8/15/30 (b)	1,000,000	1,055,630

		131,236,710

	Principal Amount	Value
Retail 2.5%
1011778 BC ULC / New Red Finance Inc. 4.00%, due 10/15/30 (b)	$7,100,000	$7,195,353
1011778 Bc Ulc / New Red Finance, Inc. 3.50%, due 2/15/29 (b)	3,400,000	3,395,750
Asbury Automotive Group Inc.
4.50%, due 3/1/28	3,500,000	3,648,750
4.75%, due 3/1/30	3,580,000	3,839,550
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (b)	3,825,000	3,915,844
Dave & Buster’s, Inc. 7.625%, due 11/1/25 (b)	3,350,000	3,525,875
Ken Garff Automotive LLC 4.875%, due 9/15/28 (b)	2,795,000	2,906,800
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (b)
4.75%, due 6/1/27	5,275,000	5,570,453
5.25%, due 6/1/26	7,500,000	7,781,250
Kohl’s Corp. 9.50%, due 5/15/25	2,380,000	3,087,110
Lithia Motors, Inc. 4.625%, due 12/15/27 (b)	700,000	738,500
Murphy Oil USA, Inc.
4.75%, due 9/15/29	2,000,000	2,127,500
5.625%, due 5/1/27	2,994,000	3,166,155
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,945,000	4,009,106
5.50%, due 5/15/26	3,097,000	3,217,009
TPro Acquisition Corp. 11.00%, due 10/15/24 (b)	1,500,000	1,575,000
Yum! Brands, Inc.
3.625%, due 3/15/31	7,500,000	7,581,225
4.75%, due 1/15/30 (b)	8,767,000	9,613,015

		76,894,245

Software 3.8%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (b)	4,405,000	4,658,288
Ascend Learning LLC 6.875%, due 8/1/25 (b)	7,485,000	7,690,837
BY Crown Parent LLC 7.375%, due 10/15/24 (b)	7,110,000	7,234,425
BY Crown Parent LLC / BY Bond Finance, Inc. 4.25%, due 1/31/26 (b)	3,200,000	3,280,000
Camelot Finance S.A. 4.50%, due 11/1/26 (b)	4,405,000	4,597,719
CDK Global, Inc.
5.25%, due 5/15/29 (b)	4,070,000	4,509,234
5.875%, due 6/15/26	10,900,000	11,435,081

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, due 3/1/25 (b)	$2,300,000	$2,346,000
Fair Isaac Corp. 5.25%, due 5/15/26 (b)	3,590,000	4,083,625
MSCI, Inc. (b)
3.625%, due 9/1/30	3,215,000	3,359,675
3.875%, due 2/15/31	10,620,000	11,230,650
4.00%, due 11/15/29	9,150,000	9,744,750
4.75%, due 8/1/26	3,570,000	3,721,689
5.375%, due 5/15/27	6,230,000	6,650,525
Open Text Corp. (b)
3.875%, due 2/15/28	4,560,000	4,742,400
5.875%, due 6/1/26	5,675,000	5,894,906
Open Text Holdings, Inc. 4.125%, due 2/15/30 (b)	4,080,000	4,340,304
PTC, Inc. (b)
3.625%, due 2/15/25	3,400,000	3,495,311
4.00%, due 2/15/28	5,160,000	5,408,325
SS&C Technologies, Inc. 5.50%, due 9/30/27 (b)	5,000,000	5,340,100
Veritas Us, Inc. / Veritas Bermuda, Ltd. 7.50%, due 9/1/25 (b)	2,550,000	2,616,938

		116,380,782

Telecommunications 6.0%
Altice France S.A. 7.375%, due 5/1/26 (b)	7,000,000	7,367,500
CenturyLink, Inc. 5.80%, due 3/15/22	9,925,000	10,346,812
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	1,300,000	1,329,250
CommScope, Inc. 8.25%, due 3/1/27 (b)	8,924,000	9,526,370
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (b)	12,365,000	13,319,578
Frontier Communications Corp. 6.75%, due 5/1/29 (b)	2,000,000	2,140,000
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,764,881
6.625%, due 8/1/26	6,460,000	7,309,296
7.625%, due 6/15/21	8,695,000	8,912,375
Level 3 Financing, Inc. 5.375%, due 5/1/25	6,300,000	6,479,235
Qualitytech, L.P. / QTS Finance Corp. 3.875%, due 10/1/28 (b)	4,500,000	4,590,000
Sprint Capital Corp. 6.875%, due 11/15/28	31,465,000	41,485,973
Sprint Corp. 7.875%, due 9/15/23	14,030,000	16,243,934

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc.
4.50%, due 2/1/26	$3,345,000	$3,419,711
4.75%, due 2/1/28	9,585,000	10,302,821
5.125%, due 4/15/25	7,520,000	7,699,803
5.375%, due 4/15/27	8,875,000	9,573,108
6.00%, due 4/15/24	6,840,000	6,923,858
6.50%, due 1/15/26	10,150,000	10,505,250

		185,239,755

Textiles 0.3%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (b)	9,745,000	8,575,600

Toys, Games & Hobbies 0.6%
Mattel, Inc. 6.75%, due 12/31/25 (b)	18,465,000	19,489,254

Transportation 0.4%
Teekay Corp. 9.25%, due 11/15/22 (b)	1,500,000	1,530,000
Watco Cos. LLC / Watco Finance Corp. 6.50%, due 6/15/27 (b)	9,090,000	9,839,925

		11,369,925

Total Corporate Bonds (Cost $2,674,455,763)		2,813,522,117

Loan Assignments 2.3%
Aerospace & Defense 0.1%
TransDigm, Inc. 2020 Term Loan F 2.397% (1 Month LIBOR + 2.25%), due 12/9/25 (m)	2,772,000	2,713,724

Automobile 0.2%
Dealer Tire LLC 2020 Term Loan B 4.397% (1 Month LIBOR + 4.25%), due 12/12/25 (m)	5,940,000	5,885,548

Beverage, Food & Tobacco 0.2%
United Natural Foods, Inc. Term Loan B 4.397% (1 Month LIBOR + 4.25%), due 10/22/25 (m)	5,389,069	5,353,140

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber 0.4%
Innophos, Inc. 2020 Term Loan B 3.647% (1 Month LIBOR + 3.50%), due 2/7/27 (m)	$1,885,750	$1,881,036
SCIH Salt Holdings, Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (m)	9,975,000	9,950,000

		11,831,036

Oil & Gas 0.3%
Ascent Resources—Utica 2020 Fixed 2nd Lien Term Loan 10.00%, due 11/1/25 (m)	2,842,000	3,083,570
PetroQuest Energy LLC 2020 Term Loan 8.50% (3 Month LIBOR, 7.50%), due 11/8/23 (e)(f)(m)	510,820	510,820
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (d)(e)(f)	5,232,664	4,290,785

		7,885,175

Retail Store 0.7%
Bass Pro Group, LLC Term Loan B 5.75% (1 Month LIBOR + 5.00%), due 9/25/24 (m)	21,294,994	21,324,935

Software 0.0%‡
By Crown Parent LLC Term Loan B1 4.00% (1 Month LIBOR + 3.00%), due 2/2/26 (m)	1,197,039	1,189,562

Utilities 0.4%
Pacific Gas & Electric Co. 2020 Term Loan 5.50% (1 Month LIBOR + 4.50%), due 6/23/25 (m)	13,432,500	13,572,426

Total Loan Assignments (Cost $69,221,215)		69,755,546

Total Long-Term Bonds (Cost $2,767,094,588)		2,903,045,648

	Shares	Value
Common Stocks 1.2%
Auto Components 0.3%
Energy Technology (d)(e)(f)	4,822	$8,076,850

Auto Parts & Equipment 0.0%‡
ATD New Holdings, Inc. (e)(f)(n)	44,740	1,017,835

Commercial Services 0.0%‡
Carlson Travel, Inc. (d)(e)(j)	3,764	209,128

Electric Utilities 0.0%‡
Keycon Power Holdings LLC (d)(e)(f)	11,280	113

Independent Power & Renewable Electricity Producers 0.5%
GenOn Energy, Inc. (e)(j)	115,826	15,636,510
PetroQuest Energy, Inc. (d)(e)(f)	668,661	0

		15,636,510

Media 0.0%‡
ION Media Networks, Inc. (d)(e)(f)(j)	725	574,200

Metals & Mining 0.1%
Neenah Enterprises, Inc. (d)(e)(f)(n)	230,859	2,006,164

Oil, Gas & Consumable Fuels 0.3%
California Resources Corp. (n)	31,579	744,949
California Resources Corp. (e)(j)	45,047	1,040,135
Talos Energy, Inc. (n)	637,880	5,256,131
Titan Energy LLC (f)(n)	25,911	1,814
Whiting Petroleum Corp. (n)	134,779	3,369,475

		10,412,504

Software 0.0%‡
ASG Corp. (d)(e)(f)	3,368	0

Total Common Stocks (Cost $53,972,634)		37,933,304

Preferred Stock 0.3%
Auto Components 0.3%
Energy Technology (d)(e)(f)	10,741	8,109,455

Total Preferred Stock (Cost $10,297,701)		8,109,455

	Number of Warrants
Warrant 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
California Resources Corp. (n)	9,742	38,968

Total Warrant (Cost $3,897)		38,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Short-Term Investments 3.4%
Unaffiliated Investment Company 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (o)	104,847,337	$104,847,337
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (o)(p)	911,565	911,565

Total Short-Term Investments (Cost $105,758,902)		105,758,902

Total Investments (Cost $2,937,127,722)	99.3%	3,054,886,277
Other Assets, Less Liabilities	0.7	20,922,538
Net Assets	100.0%	$3,075,808,815

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $888,682. The Portfolio received cash collateral with a value of $911,565 (See Note 2(H)).

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, the total market value of fair valued securities was $52,346,681, which represented 1.7% of the Portfolio’s net assets.

(f)

Illiquid security—As of December 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $38,724,789, which represented 1.3% of the Portfolio’s net assets. (Unaudited)

(g)	Step coupon—Rate shown was the rate in effect as of December 31, 2020.

(h)	Issue in non-accrual status.

(i)	Issue in default.

(j)	Restricted security. (See Note 6)

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.
(m)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(n)	Non-income producing security.

(o)	Current yield as of December 31, 2020.

(p)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$19,767,985		$—		$19,767,985
Corporate Bonds (b)	—	2,802,647,431		10,874,686		2,813,522,117
Loan Assignments (c)	—	65,464,761		4,290,785		69,755,546

Total Long-Term Bonds	—	2,887,880,177		15,165,471		2,903,045,648

Common Stocks	26,026,714	1,040,135	(d)	10,866,455	(e)	37,933,304
Preferred Stock (f)	—	—		8,109,455		8,109,455
Warrant	38,968	—		—		38,968
Short-Term Investments
Unaffiliated Investment Company	105,758,902	—		—		105,758,902

Total Short-Term Investments	105,758,902	—		—		105,758,902

Total Investments in Securities	$131,824,584	$2,888,920,312		$34,141,381		$3,054,886,277

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $3,207,620, $0, $7,666,400 and $666 are held in Auto Parts & Equipment, Building Materials, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $4,290,785 is held in Oil & Gas, respectively, within the Loan Assignments section of the Portfolio of Investments.

(d)	The Level 2 security valued at $1,040,135 is held in Oil, Gas & Consumable Fuels within the Common Stocks section of the Portfolio of Investments.

(e)

The Level 3 securities valued at $8,076,850, $209,128, $113, $0, $574,200, $2,006,164 and $0 are held in Auto Components, Commercial Services, Electric Utilities, Independent Power & Renewable Electricity Producers, Media, Metal Fabricate & Hardware and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $8,109,455 is held in Oil & Gas, respectively, within the Preferred Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Long-Term Bonds
Corporate Bonds	$47,173,493	$(1,055,569)	$(26,780,304)	$249,859	$3,560,130	(a)	$(12,272,923)	$—	$—	$10,874,686	$769,375
Loan Assignments	4,893,078	—	—	(941,879)	339,586		—	—	—	4,290,785	(941,879)
Common Stocks	9,085,645	—	(28,301,527)	24,235,370	2,575,767		—	3,271,200	—	10,866,455	1,774,614
Convertible Preferred Stocks	—	—	—	(2,188,246)	10,297,701		—	—	—	8,109,455	(2,188,246)

Total	$61,152,216	$(1,055,569)	$(55,081,831)	$21,355,104	$16,773,184		$(12,272,923)	$3,271,200	$—	$34,141,381	$(586,136)

(a)	Purchases include PIK securities.

As of December 31, 2020, a security with a market value of $3,271,200 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2019, the fair value obtained for this security, utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $2,937,127,722) including securities on loan of $888,682	$3,054,886,277
Cash	69,292
Receivables:
Interest	43,360,176
Portfolio shares sold	502,705
Investment securities sold	136,526
Securities lending	813

Total assets	3,098,955,789

Liabilities
Cash collateral received for securities on loan	911,565
Payables:
Investment securities purchased	18,408,350
Portfolio shares redeemed	1,586,300
Manager (See Note 3)	1,436,031
NYLIFE Distributors (See Note 3)	548,162
Shareholder communication	135,228
Professional fees	103,804
Custodian	11,484
Trustees	3,679
Accrued expenses	2,371

Total liabilities	23,146,974

Net assets	$3,075,808,815

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$315,161
Additional paid-in capital	2,963,326,947

2,963,642,108
Total distributable earnings (loss)	112,166,707

Net assets	$3,075,808,815

Initial Class
Net assets applicable to outstanding shares	$461,074,712

Shares of beneficial interest outstanding	46,599,045

Net asset value per share outstanding	$9.89

Service Class
Net assets applicable to outstanding shares	$2,614,734,103

Shares of beneficial interest outstanding	268,561,508

Net asset value per share outstanding	$9.74

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$168,729,124
Dividends	10,205,384
Securities lending	17,101
Other	44,288

Total income	178,995,897

Expenses
Manager (See Note 3)	16,205,743
Distribution/Service—Service Class (See Note 3)	6,171,020
Professional fees	345,862
Shareholder communication	301,055
Trustees	72,942
Custodian	52,794
Miscellaneous	115,438

Total expenses	23,264,854

Net investment income (loss)	155,731,043

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(85,686,820)
Net change in unrealized appreciation (depreciation) on investments	71,065,568

Net realized and unrealized gain (loss)	(14,621,252)

Net increase (decrease) in net assets resulting from operations	$141,109,791

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$155,731,043	$164,890,627
Net realized gain (loss)	(85,686,820)	(13,991,852)
Net change in unrealized appreciation (depreciation)	71,065,568	201,579,960

Net increase (decrease) in net assets resulting from operations	141,109,791	352,478,735

Distributions to shareholders:
Initial Class	(25,417,401)	(25,956,045)
Service Class	(140,197,619)	(135,444,236)

Total distributions to shareholders	(165,615,020)	(161,400,281)

Capital share transactions:
Net proceeds from sale of shares	362,905,712	302,869,732
Net asset value of shares issued to shareholders in reinvestment of distributions	165,615,020	161,400,281
Cost of shares redeemed	(457,051,427)	(382,776,093)

Increase (decrease) in net assets derived from capital share transactions	71,469,305	81,493,920

Net increase (decrease) in net assets	46,964,076	272,572,374

Net Assets
Beginning of year	3,028,844,739	2,756,272,365

End of year	$3,075,808,815	$3,028,844,739

26	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.96	$9.32	$10.05	$9.99	$9.10

Net investment income (loss) (a)	0.54	0.58	0.55	0.58	0.62

Net realized and unrealized gain (loss) on investments	(0.04)	0.64	(0.68)	0.10	0.85

Total from investment operations	0.50	1.22	(0.13)	0.68	1.47

Less distributions:

From net investment income	(0.57)	(0.58)	(0.60)	(0.62)	(0.58)

Net asset value at end of year	$9.89	$9.96	$9.32	$10.05	$9.99

Total investment return (b)	5.40%	13.22%	(1.46%)	6.86%	16.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.56%	5.84%	5.58%	5.69%	6.41%

Net expenses (c)	0.59%	0.59%	0.58%	0.58%	0.59%

Portfolio turnover rate	39%	28%	28%	40%	39%

Net assets at end of year (in 000’s)	$461,075	$471,775	$458,129	$574,162	$665,881

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.81	$9.19	$9.91	$9.86	$8.99

Net investment income (loss) (a)	0.50	0.55	0.52	0.55	0.59

Net realized and unrealized gain (loss) on investments	(0.02)	0.62	(0.66)	0.10	0.83

Total from investment operations	0.48	1.17	(0.14)	0.65	1.42

Less distributions:

From net investment income	(0.55)	(0.55)	(0.58)	(0.60)	(0.55)

Net asset value at end of year	$9.74	$9.81	$9.19	$9.91	$9.86

Total investment return (b)	5.14%	12.94%	(1.71%)	6.59%	15.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.31%	5.60%	5.33%	5.43%	6.15%

Net expenses (c)	0.84%	0.84%	0.83%	0.83%	0.84%

Portfolio turnover rate	39%	28%	28%	40%	39%

Net assets at end of year (in 000’s)	$2,614,734	$2,557,069	$2,298,144	$2,528,783	$2,315,441

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2020 are shown in the Portfolio of Investments.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2020, securities that were fair valued in such manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

29

Notes to Financial Statements (continued)

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

Asset Class	Fair Value at 12/31/20*	Valuation Technique	Unobservable Inputs	Inputs/Range

Corporate Bonds	$3,207,620	Income Approach	Spread Adjustment	1.72%

	666	Market Approach	Implied natural gas price	$2.00

Loan Assignment	4,290,785	Market Approach	Implied natural gas price	$2.00

Common Stocks	8,076,850	Income Approach	Rate of Return	14.50%

		Market Approach	EBITDA Multiple	6.5x-10.5x

	209,128	Market Approach	Discount Rate	50%

	113	Market Approach	Ownership % of equity interest	16.56%–39.70%

	0	Market Approach	Implied natural gas price	$2.00

	574,200	Market Approach	Liquidty Discount	10%

	2,006,164	Market Approach	EBITDA Multiple	7.0x

Preferred Stock	8,109,455	Income Approach	Spread Adjustment	5.21%

	$26,474,981

*

The table above does not include a Level 3 investment that was valued by a broker. As of December 31, 2020, the value of this investment was $7,666,400. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments was determined as of December 31, 2020, and can change at any time. Illiquid investments as of December 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio held unfunded commitments. (See Note 5)

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 14 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in

31

Notes to Financial Statements (continued)

the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $888,682 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $911,565.

(I)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2020, the effective management fee rate was 0.56%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $16,205,743 and paid the Subadvisor in the amount of $8,102,871.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 14 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$2,933,946,502	$205,522,339	$(84,582,564)	$120,939,775

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$156,493,904	$(159,783,684)	$(4,267,328)	$119,723,815	$112,166,707

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sale adjustments. The other temporary differences are primarily due to interest accrual on defaulted securities.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $159,783,684, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$14,221	$145,563

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$165,615,020	$—	$161,400,281	$—

Note 5–Commitments and Contingencies

As of December 31, 2020, the Portfolio had an unfunded commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitment	Unrealized Appreciation/ (Depreciation)
Neenah Foundry Co.
2020 PIK Delayed Draw Term Loan TBD, due 12/31/22	$320,000	$—

Commitment is available until maturity date.

33

Notes to Financial Statements (continued)

Note 6–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institu-

tional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of December 31, 2020, the Portfolio held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/20 Value	Percent of Net Assets

California Resources Corp. Common Stock	10/27/20	45,047	$287,485	$1,040,135	0.0	%‡
Carlson Travel, Inc. Common Stock	9/4/20	3,764	—	209,128	0.0	‡
GenOn Energy, Inc. Common Stock	12/14/18	115,826	12,970,154	15,636,510	0.5
ION Media Networks, Inc. Common Stock	3/12/10 - 12/20/10	725	—	574,200	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,930,814	7,666,400	0.2
Total			$20,188,453	$25,126,373	0.7%

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 14 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 8–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 9–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 10–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $1,157,724 and $1,081,093, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2020, such purchases were $2,448.

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Note 11–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,741,138	$45,519,125
Shares issued to shareholders in reinvestment of distributions	2,675,798	25,417,401
Shares redeemed	(8,207,626)	(78,748,285)

Net increase (decrease)	(790,690)	$(7,811,759)

Year ended December 31, 2019:
Shares sold	5,172,343	$51,704,719
Shares issued to shareholders in reinvestment of distributions	2,685,257	25,956,045
Shares redeemed	(9,632,914)	(96,740,174)

Net increase (decrease)	(1,775,314)	$(19,079,410)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	33,371,463	$317,386,587
Shares issued to shareholders in reinvestment of distributions	14,990,710	140,197,619
Shares redeemed	(40,584,222)	(378,303,142)

Net increase (decrease)	7,777,951	$79,281,064

Year ended December 31, 2019:
Shares sold	25,652,819	$251,165,013
Shares issued to shareholders in reinvestment of distributions	14,217,789	135,444,236
Shares redeemed	(29,276,127)	(286,035,919)

Net increase (decrease)	10,594,481	$100,573,330

Note 12–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay High Yield Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

43

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802529	MSVPHYCB11-02/21 (NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	7.98%	8.25%	8.19%	0.63%
Service Class Shares	6/4/2003	7.71	7.98	7.92	0.88

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[3]	15.90%	12.19%	9.87%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	7.51	4.44	3.84
Blended Benchmark Index[5]	12.49	8.57	7.09
Morningstar World Allocation Category Average[6]	5.22	6.29	4.26

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,129.70	$3.32	$1,022.02	$3.15	0.62%

Service Class Shares	$1,000.00	$1,128.30	$4.65	$1,020.76	$4.42	0.87%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–0.50%, due 10/31/22–10/31/27

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–5.70%, due 7/25/28–12/25/50

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–6.00%, due 9/1/33–12/1/50

4.	Bank of America Corp., 2.496%–6.30%, due 1/23/22–6/19/41

5.	JPMorgan Chase & Co.
6.	AbbVie, Inc.

7.	Federal Home Loan Mortgage Corporation, 2.00%–4.00%, due 9/25/47–1/25/50

8.	Verizon Communications, Inc.

9.	United States Treasury Bonds, 1.625%–4.50%, due 5/15/38–11/15/50

10.	Microsoft Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Income Builder Portfolio returned 7.98% for Initial Class shares and 7.71% for Service Class shares. Over the same period, both share classes underperformed the 15.90% return of the MSCI World Index, which is the Portfolio’s primary benchmark; outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 12.49% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 5.22% return of the Morningstar World Allocation Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used U.S. Treasury futures to manage duration.2 The use of derivatives had a positive impact on Portfolio returns. During the same period, the equity portion of the Portfolio did not invest in derivatives.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

During the pandemic-related market downturn in February and March 2020, the equity portion of the Portfolio’s exposure to dividend yield and leverage (largely driven by overweight exposure to utilities relative to the MSCI World Index) overwhelmed the lower beta3 of the strategy and failed to protect on the downside as it had in previous downturns. The more traditional “risk-on” sectors, including information technology and parts of consumer discretionary and communication services to which the Portfolio held underweight exposure, took on defensive characteristics, while traditionally defensive sectors like utilities and consumer staples to which the Portfolio held overweight exposure were not as reliable.

As disappointing as this was, we believe the relative performance of the equity portion of the Portfolio is understandable in the context of the market, given its focus on income-oriented stocks. The Portfolio held overweight exposure to energy, the worst performing sector in the Index during the reporting period, and underweight exposure to information technology, one of the benchmark’s strongest sectors. In addition, the Portfolio held exposure to mall operators, casino operators and movie theatres, all of which came under extreme pressure due to pandemic-related social distancing measures.

The equity portion of the Portfolio participated in the strong market rally that started in late March and continued through the remainder of 2020, recouping nearly all the ground lost during the market decline. It did not keep pace with the benchmark, however, which soared over 50% from its bottom in March through the end of August. During this time, the market’s advance was dominated by a handful of growth stocks across the information technology, consumer discretionary and communication services sectors, many of which were outside of the Portfolio’s investible universe, or were simply too large within the benchmark for the Portfolio to hold overweight exposure. However, autumn brought a change in investor sentiment as the differential between growth and value began to narrow, and increased optimism about economic reopening led to broader market leadership. Many companies continued to increase their dividend and some began to reinstate share repurchase programs as they became more confident in their ability to navigate the global pandemic. Positive exposure to value and negative exposure to momentum were no longer headwinds and, in fact, supported the relative performance of the equity portion of the Portfolio during the last few months of the year.

During the reporting period, were there any market events that materially impacted the equity portion of the Portfolio’s performance or liquidity?

The bear market of February and March 2020 arrived abruptly as governments deliberately shut down the global economy to slow the spread of COVID-19. Social distancing measures disrupted revenues and cash flows as activity came to a sudden and full stop across a variety of sectors. The equity portion of the Portfolio was not immune to these developments, particularly as the capacity to pay dividends was broadly called into question in light of uncertain future cash flows. In addition, regulators began to interfere with capital allocation policies in certain industries and regions.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Income Builder Portfolio

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

During the reporting period, the strongest positive contribution to the performance of the equity portion of the Portfolio relative to the MSCI World Index came from favorable stock selection in the industrials sector, with over half the effect derived from holdings in the aerospace & defense and air freight & logistics industries. (Contributions take weightings and total returns into account.) Relatively underweight exposure to the industrials sector also contributed positively. Although the materials and financials sectors detracted from the relative performance of the equity portion of the Portfolio, they represented the next strongest contributors to relative returns. The equity portion of the Portfolio held nearly benchmark-weight exposure to the materials sector, and so did not suffer from a sector bias. In financials, underweight exposure to the lagging sector contributed positively to returns.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included multinational semiconductor producer Taiwan Semiconductor Manufacturing (“TSMC”), global software company Microsoft and dominant semiconductor tool maker KLA. As one of the largest semiconductor manufacturers in the world, TSMC benefited from competitor Intel’s production stumbles (which pushed back the launch of its next node size) and increased demand for foundry services. We believe TSMC is positioned to be one of two suppliers of leading-edge semiconductor production in the world, along with Samsung. As of the end of the reporting period, TSMC pays a well-covered dividend. Microsoft outperformed as the company’s cloud-based business, Azure, as well as its productivity software, such as Office and Teams, were crucial in enabling remote working environments. Microsoft’s shift toward subscription-based services also helped reduce uncertainty regarding end-user demand. The company continued to improve its dividend and share repurchase plans. KLA was supported by growing end-market demand for logic and memory semiconductors, as well as by initial strong capex guidance from their customers for 2021. Signals from the outgoing U.S. administration that it would not be overly restrictive in granting export licenses for KLA’s tools into China also bolstered the company’s stock. As of the end of the reporting period, KLA pays a progressive dividend and repurchases shares.

The weakest contributors to the absolute performance of the equity portion of the Portfolio included leading global real estate company and mall operator Unibail-Rodamco-Westfield; utility company CenterPoint Energy; and major U.K.-based financial institution Lloyds Banking Group. Unibail-Rodamco-Westfield faced significant selling pressure in the February and March market sell-off as rising pandemic-related concerns caused more regions to adopt strict social distancing guidelines that severely curtailed retail traffic. The lack of visibility as to the impact on rental income as retail tenants began to petition landlords for rent relief made the near-term outlook for the dividend uncertain, and in mid-March we chose to sell the Portfolio’s position. The company subsequently announced its intention to forgo the final dividend payment for the 2019 fiscal year. CenterPoint Energy stock was pressured after the company reduced its dividend. While a midstream business partly owned by CenterPoint did reduce its distribution due to COVID-19 and a price war in the oil markets, CenterPoint’s move to change its capital allocation program was unexpected and, in our view, unnecessary. The company’s outlook was further clouded by abrupt management departures before and around the time of the dividend decision. As a result, we sold the Portfolio’s position in early April. Lloyds stock traded lower, as did financial sector peers during the March drawdown, and shares remained depressed as the U.K. economy continued to struggle with the effects of the COVID-19 pandemic. We sold the Portfolio’s position at the end of March based on our concerns that regulators would either request or require banks to discontinue shareholder distributions in light of the economic uncertainty caused by the pandemic. Following our decision to sell, under pressure from the Bank of England, Lloyds and the other major U.K. banks cancelled dividends that they had previously announced on 2019 earnings.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, new positions initiated by the equity portion of the Portfolio included advertising agency Omnicom Group and medical devices company Medtronic. Omnicom has been able to sustain organic growth with a quicker shift from the traditional advertising model to a digital model than many of its competitors. As of the end of the reporting period, the company pays a well-covered dividend and maintains an aggressive share repurchase program. Medtronic generates sustainable cash flows diversified across business segments, customer type and geography. The company returns capital to shareholders through a consistently growing dividend with a 40% earnings payout target, and makes regular share repurchases.

9

A number of Portfolio positions were closed during the same period, including in cable conglomerate Comcast and Australia-based, global financial services firm Macquarie Group. Comcast outperformed on second quarter 2020 results that exceeded expectations. The company’s cable business proved resilient and its more coronavirus-affected film and amusement parks businesses did well to adjust their cost bases and distribution models to the prevailing realities. We sold the Portfolio’s position to fund other shareholder-yield opportunities. Macquarie Group reduced its final dividend for fiscal year 2019 in May of 2020 under regulatory pressure. At the time, we hoped the company would maintain its interim dividend for fiscal year 2020 when that was announced in November. However, the resurgence of COVID-19 cases in Australia over the summer led to new lockdown orders, raising our concerns about continued regulatory pressure on Australian banks and a second dividend reduction. Accordingly, we sold the Portfolio’s position to fund other investment opportunities.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the most substantial sector weighting increase in the equity portion of the Portfolio was in information technology, along with smaller increases in health care and consumer discretionary. From a country perspective, the largest country allocation increases were in the United States and South Korea, with the most significant reductions in the U.K. and France. Sector allocations in the equity portion of the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

Relative to the MSCI World Index, as of December 31, 2020, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the Index were in consumer discretionary and information technology.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio held an underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities, one of the better performing asset classes during 2020. Largely as a consequence, the fixed-income portion of the Portfolio underperformed the Index.

During the reporting period, were there any market events that materially impacted the performance or liquidity of the fixed-income portion of the Portfolio?

Financial markets dropped sharply in the first quarter of 2020, impacting the entire reporting period, as it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than Treasury securities, nearly all asset classes saw steep losses during the first quarter, including gold, which is usually a haven during times of uncertainty. Toward the end of the first quarter, the U.S. Federal Reserve (“Fed”) announced that it would begin buying investment-grade corporate bonds and ETFs, reversing the stress in the credit markets and leading to a robust recovery in the second quarter and through year-end.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio sought to keep its duration neutral with that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2020, the duration of the fixed-income portion of the Portfolio and the benchmark were both approximately 6.0 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We took advantage of pandemic-related weakness in the credit markets at the end of the first quarter of 2020 to increase the exposure of the fixed-income portion of the Portfolio to high- yield securities. High-yield purchases were funded by reducing holdings of agency mortgages. These transactions were accretive to returns as high-yield bonds experienced a strong recovery in the second quarter and continued to perform well into the end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The exposure of the fixed-income portion of the Portfolio to both investment-grade and high-yield corporate bonds made strong positive contributions to performance during the reporting period, bolstered by select and timely purchases of both after the March 2020 market correction. Holdings from both the CMO and Emerging Market Sovereign Debt markets were also

10	MainStay VP Income Builder Portfolio

accretive to returns. Although the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities, which was a hindrance. The Portfolio’s Treasury holdings focused on securities with longer maturities, which were accretive to returns.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased a seasoned credit risk transfer deal from Freddie Mac, backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. The fixed-income portion of the Portfolio also purchased corporate bonds issued by graphics processor and software maker, Nvidia, a high-quality, low-levered name in a rapidly growing industry that came to market with what we viewed as a very attractive new-issue premium during the height of the market’s volatility. To fund its increased weight in credit after the March 2020 market correction, the fixed-income portion of the Portfolio sold down positions in agency mortgages as the Fed was an active buyer in that paper. Additionally, in early February 2020, the fixed-income portion of the Portfolio exited its position in an asset-backed securities (“ABS”) deal backed by equipment loans from DLL Finance as ABS spreads4 were historically narrow and liquidity was readily available.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

In 2019, our focus had been on diversifying the positions held by the fixed-income portion of the Portfolio while dialing down risk as credit spreads had been narrowing. This had led to increased exposure to securitized assets and a decrease in credit positions, specifically in high-yield securities. After the market correction in March 2020, we reversed course and added back to the Portfolio’s exposure to high yield and other spread product at discounted prices. The fixed-income portion of the Portfolio also selectively purchased a few convertible bonds that we believed were trading at attractive levels.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade corporate bonds, as well as in emerging market bonds and securitized assets. As of the same date, the fixed-income portion of the Portfolio held relatively underweight exposure in U.S. Treasury securities and agency mortgage-backed securities.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 52.2%† Asset-Backed Securities 2.5%
Auto Floor Plan Asset-Backed Securities 0.6%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$850,000	$907,980
Series 2017-3, Class A 2.48%, due 9/15/24	895,000	927,712
Series 2018-4, Class A 4.06%, due 11/15/30	530,000	624,584
General Motors Floorplan Owner Revolving Trust Series 2019-2, Class A 2.90%, due 4/15/26 (a)	1,280,000	1,379,553

		3,839,829

Automobile Asset-Backed Securities 0.5%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	515,000	531,475
Chase Auto Credit Linked Notes Series 2020-1, Class B 0.991%, due 1/25/28 (a)	717,083	719,047
Ford Credit Auto Owner Trust (a)
Series 2020-2, Class A 1.06%, due 4/15/33	965,000	974,253
Series 2020-1, Class A 2.04%, due 8/15/31	680,000	716,846
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	445,000	473,074

		3,414,695

Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	700,000	748,555

Home Equity 0.0%‡
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.248% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	217,759	100,612

Other Asset-Backed Securities 1.2%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	175,000	178,434
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.338% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,534,299	1,478,662

	Principal Amount	Value
Other Asset-Backed Securities (continued)
CF Hippolyta LLC (a)
Series 2020-1, Class A1 1.69%, due 7/15/60	$906,660	$923,537
Series 2020-1, Class A2 1.99%, due 7/15/60	465,682	471,628
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.248% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	143,457	89,873
MMAF Equipment Finance LLC Series 2020-BA, Class A4 0.66%, due 11/15/27 (a)	1,500,000	1,499,983
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	779,151	801,448
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/15/24	355,000	357,967
Series 2020-A, Class B 1.77%, due 6/15/25	765,000	772,418
Sierra Receivables Funding Co., LLC Series 2020-2A, Class A 1.33%, due 7/20/37 (a)	506,431	508,796
Sierra Timeshare Receivables Funding LLC Series 2020-2A, Class C 3.51%, due 7/20/37 (a)	932,678	961,553

		8,044,299

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.527% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	2,217	2,215
Navient Student Loan Trust Series 2020-DA, Class A 1.69%, due 5/15/69 (a)	386,080	393,393

		395,608

Total Asset-Backed Securities (Cost $15,199,346)		16,543,598

Convertible Bonds 0.5%
Machinery—Diversified 0.2%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	659,000	1,383,779

Semiconductors 0.3%
ON Semiconductor Corp. 1.625%, due 10/15/23	1,289,000	2,162,922

Total Convertible Bonds (Cost $1,859,904)		3,546,701

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 33.2%
Aerospace & Defense 0.2%
BAE Systems PLC 3.00%, due 9/15/50 (a)	$550,000	$573,882
L3Harris Technologies, Inc. 4.40%, due 6/15/28	810,000	971,255

		1,545,137

Agriculture 0.4%
Altria Group, Inc. 3.80%, due 2/14/24	1,300,000	1,419,582
BAT Capital Corp. 3.734%, due 9/25/40	905,000	943,952
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	230,000	248,331

		2,611,865

Airlines 1.1%
American Airlines Pass-Through Trust Series 2013-2, Class A 4.95%, due 7/15/24	1,696,438	1,616,485
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA 3.204%, due 10/25/25	920,000	945,232
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	985,000	1,137,234
Delta Air Lines, Inc. / SkyMiles IP, Ltd.(a)
4.50%, due 10/20/25	465,000	497,020
4.75%, due 10/20/28	325,000	354,742
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	795,000	854,625
U.S. Airways Pass-Through Trust
Series 2012-1, Class A 5.90%, due 4/1/26	559,984	559,717
Series 2010-1, Class A 6.25%, due 10/22/24	290,016	276,807
United Airlines Pass-Through Trust
Series 2014-2, Class B 4.625%, due 3/3/24	267,648	269,329
Series 2020-1, Class A 5.875%, due 4/15/29	580,000	626,523
Series 2007-1 6.636%, due 1/2/24	355,436	358,275

		7,495,989

Apparel 0.1%
Hanesbrands, Inc. 5.375%, due 5/15/25 (Canada) (a)	565,000	597,781

Auto Manufacturers 1.0%
Daimler Finance North America LLC 0.77% (3 Month LIBOR + 0.55%), due 5/4/21 (a)(b)	685,000	685,976

	Principal Amount	Value
Auto Manufacturers (continued)
Ford Motor Co.
8.50%, due 4/21/23	$890,000	$1,001,704
9.00%, due 4/22/25	890,000	1,091,149
Ford Motor Credit Co. LLC
4.063%, due 11/1/24	780,000	819,444
4.25%, due 9/20/22	305,000	314,809
5.875%, due 8/2/21	150,000	153,525
General Motors Co. 6.125%, due 10/1/25	285,000	345,696
General Motors Financial Co., Inc.
3.15%, due 6/30/22	320,000	331,305
3.45%, due 4/10/22	1,500,000	1,542,490
5.20%, due 3/20/23	345,000	378,289

		6,664,387

Banks 7.5%
Bank of America Corp.
2.496%, due 2/13/31 (c)	650,000	690,343
2.676%, due 6/19/41 (c)	1,195,000	1,245,066
2.738%, due 1/23/22 (c)	1,150,000	1,151,393
3.004%, due 12/20/23 (c)	734,000	772,542
3.458%, due 3/15/25 (c)	1,425,000	1,551,528
3.499%, due 5/17/22 (c)	1,635,000	1,654,374
3.705%, due 4/24/28 (c)	555,000	631,845
4.078%, due 4/23/40 (c)	785,000	966,542
4.20%, due 8/26/24	325,000	363,831
4.30%, due 1/28/25 (c)(d)	1,461,000	1,506,379
6.30%, due 3/10/26 (c)(d)	735,000	858,112
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(c)	1,415,000	1,544,088
Citibank N.A. 3.40%, due 7/23/21	1,340,000	1,359,737
Citigroup, Inc.
2.976% (SOFR + 1.422%), due 11/5/30 (United Kingdom) (c)	845,000	930,610
3.352%, due 4/24/25 (c)	780,000	847,997
3.668%, due 7/24/28 (c)	430,000	487,493
3.70%, due 1/12/26	545,000	619,315
3.98%, due 3/20/30 (c)	565,000	664,444
4.05%, due 7/30/22	105,000	111,037
5.30%, due 5/6/44	436,000	615,158
6.625%, due 6/15/32	190,000	269,343
Citizens Financial Group, Inc. 2.638%, due 9/30/32 (a)	1,190,000	1,253,717
Credit Suisse Group A.G. (Switzerland) (a)
2.593%, due 9/11/25 (c)	1,265,000	1,331,126
4.50% (5 Year Treasury Constant Maturity Rate + 3.554%), due 9/3/30 (b)(d)	570,000	572,793
First Horizon National Corp. 4.00%, due 5/26/25	775,000	865,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Goldman Sachs Group, Inc.
1.391% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	$815,000	$830,953
2.905%, due 7/24/23 (c)	310,000	321,978
2.908%, due 6/5/23 (c)	285,000	295,132
3.625%, due 1/22/23	1,330,000	1,419,286
5.25%, due 7/27/21	1,295,000	1,331,364
6.75%, due 10/1/37	159,000	243,296
HSBC Holdings PLC 3.973%, due 5/22/30 (c)	970,000	1,120,108
Huntington Bancshares, Inc. 3.15%, due 3/14/21	2,000	2,006
JPMorgan Chase & Co.(c)
2.182%, due 6/1/28	835,000	886,334
2.956%, due 5/13/31	475,000	520,881
3.207%, due 4/1/23	1,540,000	1,595,922
3.54%, due 5/1/28	850,000	969,920
4.60%, due 2/1/25 (d)	1,409,000	1,454,792
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	508,000	581,016
4.65%, due 3/24/26	1,075,000	1,237,204
Morgan Stanley
3.125%, due 1/23/23	1,560,000	1,646,377
3.847% (3 Month LIBOR + 3.61%), due 4/15/21 (b)(d)	645,000	640,356
5.00%, due 11/24/25	1,150,000	1,374,629
6.25%, due 8/9/26	881,000	1,124,069
7.25%, due 4/1/32	100,000	154,325
Natwest Group PLC (United Kingdom)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	1,580,000	1,714,887
6.00%, due 12/19/23	70,000	80,000
PNC Bank N.A. 2.55%, due 12/9/21	815,000	830,959
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	810,000	887,407
Societe Generale S.A. 5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (a)(b)(d)	975,000	1,033,861
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	760,000	804,186
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(d)	940,000	1,034,009
Wachovia Corp. 5.50%, due 8/1/35	700,000	940,547
Wells Fargo & Co. 2.406%, due 10/30/25 (c)	525,000	555,119

	Principal Amount		Value
Banks (continued)
Wells Fargo Bank N.A. 3.55%, due 8/14/23		$1,015,000	$1,096,210

			49,591,765

Beverages 0.4%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.70%, due 2/1/36		475,000	603,386
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25		250,000	284,673
4.75%, due 1/23/29		1,270,000	1,568,317

			2,456,376

Biotechnology 0.2%
Biogen, Inc. 3.625%, due 9/15/22		1,240,000	1,307,264

Building Materials 0.7%
Builders FirstSource, Inc.(a)
5.00%, due 3/1/30		1,020,000	1,104,782
6.75%, due 6/1/27		490,000	531,508
Carrier Global Corp. 2.493%, due 2/15/27		1,100,000	1,186,943
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (a)	EUR	1,515,000	1,900,253

			4,723,486

Chemicals 0.6%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)		$610,000	615,752
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)		745,000	784,261
Huntsman International LLC 4.50%, due 5/1/29		731,000	842,234
Nutrition & Biosciences, Inc. 1.832%, due 10/15/27 (a)		990,000	1,020,358
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)		625,000	691,250

			3,953,855

Commercial Services 0.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)		650,000	693,095
Ashtead Capital, Inc. 4.00%, due 5/1/28 (a)		380,000	403,613
California Institute of Technology 3.65%, due 9/1/19		775,000	880,035
Cintas Corp. No2 3.70%, due 4/1/27		1,065,000	1,227,075
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)		710,000	752,600

			3,956,418

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.6%
Apple, Inc. 2.75%, due 1/13/25	$715,000	$775,752
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	680,000	802,970
5.30%, due 10/1/29	318,000	389,852
8.10%, due 7/15/36	470,000	695,074
NCR Corp. 5.00%, due 10/1/28 (a)	991,000	1,045,505

		3,709,153

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	315,000	345,975

Distribution & Wholesale 0.5%
Avient Corp. 5.75%, due 5/15/25 (a)	1,218,000	1,294,125
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	1,893,000	1,997,115

		3,291,240

Diversified Financial Services 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.625%, due 7/1/22	415,000	436,693
3.30%, due 1/23/23	730,000	761,721
4.45%, due 12/16/21	285,000	293,516
Air Lease Corp.
2.30%, due 2/1/25	1,215,000	1,257,822
2.75%, due 1/15/23	500,000	516,837
3.50%, due 1/15/22	340,000	349,897
4.25%, due 9/15/24	420,000	460,165
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	339,681
8.00%, due 11/1/31	1,560,000	2,289,877
Avolon Holdings Funding, Ltd. 2.875%, due 2/15/25 (a)	1,040,000	1,060,453
BOC Aviation, Ltd. 2.625%, due 9/17/30 (a)	1,120,000	1,129,319
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	188,382
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	1,000,000	1,113,750
Intercontinental Exchange, Inc. 3.00%, due 9/15/60	900,000	940,446

		11,138,559

	Principal Amount	Value
Electric 1.0%
Connecticut Light & Power Co. 4.00%, due 4/1/48	$450,000	$582,696
Duke Energy Ohio, Inc. 4.30%, due 2/1/49	565,000	730,732
Duquesne Light Holdings, Inc. 3.616%, due 8/1/27 (a)	865,000	956,853
Entergy Louisiana LLC 4.00%, due 3/15/33	790,000	983,138
Evergy, Inc. 5.292%, due 6/15/22 (e)	500,000	527,939
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	889,904
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	370,508
Southern California Edison Co.
3.70%, due 8/1/25	330,000	370,212
4.00%, due 4/1/47	520,000	610,791
WEC Energy Group, Inc. 2.334% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	411,590

		6,434,363

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	316,000	344,975
Stericycle, Inc. 3.875%, due 1/15/29 (a)	120,000	123,300
Waste Management, Inc. 2.40%, due 5/15/23	810,000	845,888

		1,314,163

Food 1.6%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	485,000	557,149
Kraft Heinz Foods Co.
4.25%, due 3/1/31 (a)	1,267,000	1,412,778
5.00%, due 7/15/35	501,000	607,333
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	1,110,000	1,123,696
Nestle Holdings, Inc.(a)
1.00%, due 9/15/27	1,750,000	1,753,841
3.10%, due 9/24/21	1,615,000	1,643,369
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	565,000	572,766
Sysco Corp.
3.30%, due 2/15/50	465,000	486,237
5.95%, due 4/1/30	530,000	696,444
Tyson Foods, Inc. 3.95%, due 8/15/24	965,000	1,071,659
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	830,000	887,063

		10,812,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	$757,000	$809,044

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	325,000	426,872

Health Care—Products 0.1%
Abbott Laboratories 3.40%, due 11/30/23	535,000	580,092

Health Care—Services 0.6%
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, due 6/1/30 (a)	1,685,000	1,762,727
Laboratory Corp. of America Holdings 2.30%, due 12/1/24	1,225,000	1,299,902
NYU Langone Hospitals 3.38%, due 7/1/55	630,000	659,219

		3,721,848

Holding Company—Diversified 0.1%
CK Hutchison International (17) II, Ltd. (Hong Kong) 3.25%, due 9/29/27 (a)	925,000	1,019,361

Insurance 1.7%
Equitable Holdings, Inc. 5.00%, due 4/20/48	830,000	1,093,236
Jackson National Life Global Funding 0.701% (3 Month LIBOR + 0.48%), due 6/11/21 (a)(b)	1,895,000	1,898,660
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	295,000	320,976
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,318,544
2.95%, due 1/11/25	365,000	397,482
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	425,000	471,247
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	1,470,000	1,497,167
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,142,047
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	950,000	985,334
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	354,555
Willis North America, Inc.
2.95%, due 9/15/29	1,395,000	1,526,294
3.875%, due 9/15/49	185,000	225,571

		11,231,113

	Principal Amount	Value
Internet 0.6%
Cablevision Lightpath LLC 3.875%, due 9/15/27 (a)	$415,000	$417,594
Expedia Group, Inc.
3.25%, due 2/15/30	1,305,000	1,358,167
3.60%, due 12/15/23 (a)	480,000	511,538
3.80%, due 2/15/28	157,000	168,639
5.00%, due 2/15/26	22,000	24,647
6.25%, due 5/1/25 (a)	200,000	231,820
Weibo Corp. (China)
3.375%, due 7/8/30	715,000	730,254
3.50%, due 7/5/24	465,000	485,646

		3,928,305

Iron & Steel 0.4%
ArcelorMittal S.A. 4.55%, due 3/11/26	800,000	898,837
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	1,070,000	1,326,800
6.875%, due 11/21/36	305,000	447,017

		2,672,654

Lodging 0.7%
Boyd Gaming Corp. 8.625%, due 6/1/25 (a)	252,000	280,272
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	695,000	759,287
5.75%, due 5/1/28 (a)	315,000	342,562
Las Vegas Sands Corp. 3.20%, due 8/8/24	555,000	587,842
Marriott International, Inc.
2.30%, due 1/15/22	890,000	901,713
3.60%, due 4/15/24	920,000	980,792
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	355,000	377,006
5.125%, due 8/8/25	460,000	516,240

		4,745,714

Machinery—Diversified 0.3%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	597,826
4.875%, due 4/1/21	1,445,000	1,459,140
John Deere Capital Corp. 3.65%, due 10/12/23	135,000	147,382

		2,204,348

Media 0.6%
Comcast Corp.
3.25%, due 11/1/39	675,000	766,386
4.70%, due 10/15/48	555,000	775,410
Grupo Televisa S.A.B. 5.25%, due 5/24/49	480,000	608,355
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	955,000	1,016,478

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Sky, Ltd. 3.75%, due 9/16/24 (a)	$340,000	$378,519
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	414,950

		3,960,098

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,607,719

Mining 0.4%
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	1,170,000	1,264,636
Glencore Funding LLC 1.625%, due 9/1/25 (a)	1,205,000	1,239,684

		2,504,320

Miscellaneous—Manufacturing 0.6%
General Electric Co.
3.625%, due 5/1/30	645,000	737,162
4.25%, due 5/1/40	705,000	833,455
4.35%, due 5/1/50	550,000	668,881
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (a)	760,000	780,488
Textron Financial Corp. 1.956% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	945,350

		3,965,336

Oil & Gas 1.1%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	345,000	354,222
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(d)	1,120,000	1,249,584
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	640,000	940,438
Marathon Petroleum Corp.
4.50%, due 5/1/23	620,000	673,212
4.70%, due 5/1/25	675,000	773,250
5.125%, due 12/15/26	450,000	536,390
Total Capital International S.A. 3.127%, due 5/29/50	975,000	1,056,664
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	1,094,068
6.625%, due 6/15/37	415,000	552,028

		7,229,856

Packaging & Containers 0.2%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	84,000	90,232

	Principal Amount	Value
Packaging & Containers (continued)
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	$1,135,000	$1,228,637
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	40,000	40,492

		1,359,361

Pharmaceuticals 1.0%
AbbVie, Inc.
3.45%, due 3/15/22	1,005,000	1,036,459
4.05%, due 11/21/39	1,125,000	1,361,503
Bausch Health Cos., Inc.(a)
5.75%, due 8/15/27	235,000	252,037
6.25%, due 2/15/29	555,000	602,869
Becton Dickinson & Co. 4.669%, due 6/6/47	635,000	833,792
Bristol-Myers Squibb Co. 3.625%, due 5/15/24	1,400,000	1,534,842
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	1,285,000	1,235,219

		6,856,721

Pipelines 0.7%
Enterprise Products Operating LLC
3.125%, due 7/31/29	630,000	698,353
3.95%, due 1/31/60	595,000	658,642
4.20%, due 1/31/50	160,000	187,968
MPLX, L.P. 2.65%, due 8/15/30	730,000	765,049
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	887,533
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	840,000	1,019,822
Western Midstream Operating L.P. 6.25%, due 2/1/50	350,000	385,000

		4,602,367

Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	825,000	943,981
American Tower Corp.
3.375%, due 10/15/26	705,000	791,963
3.60%, due 1/15/28	375,000	425,948
Crown Castle International Corp. 5.25%, due 1/15/23	1,290,000	1,411,587
Digital Realty Trust, L.P. 3.70%, due 8/15/27	1,295,000	1,488,445
Equinix, Inc.
1.25%, due 7/15/25	710,000	724,295
2.625%, due 11/18/24	740,000	791,074
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	505,000	530,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Iron Mountain, Inc. 5.25%, due 7/15/30 (a)		$720,000	$777,600
Kilroy Realty, L.P. 3.45%, due 12/15/24 (f)		720,000	780,656

			8,665,683

Retail 1.3%
AutoNation, Inc. 4.75%, due 6/1/30		1,040,000	1,251,468
CVS Health Corp.
2.70%, due 8/21/40		1,255,000	1,269,626
4.78%, due 3/25/38		400,000	506,792
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)		25,222	27,509
Macy’s, Inc. 8.375%, due 6/15/25 (a)		1,370,000	1,521,385
McDonald’s Corp. 3.35%, due 4/1/23		1,085,000	1,155,823
O’Reilly Automotive, Inc. 3.55%, due 3/15/26		1,000,000	1,128,231
QVC, Inc. 4.375%, due 9/1/28		940,000	973,981
Starbucks Corp.
3.35%, due 3/12/50		375,000	419,195
4.45%, due 8/15/49		475,000	626,597

			8,880,607

Semiconductors 0.3%
Broadcom, Inc. 3.125%, due 10/15/22		945,000	989,013
Intel Corp. 4.75%, due 3/25/50		515,000	718,715
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)		555,000	629,378

			2,337,106

Software 0.2%
Fiserv, Inc. 3.20%, due 7/1/26		205,000	229,637
salesforce.com, Inc.
3.25%, due 4/11/23		510,000	543,307
3.70%, due 4/11/28		690,000	814,143

			1,587,087

Telecommunications 2.0%
Altice France S.A. 7.375%, due 5/1/26 (a)		1,080,000	1,136,700
AT&T, Inc.
2.875% (EUAM DB05 + 3.14%), due 3/2/25 (b)(d)	EUR	800,000	981,718

	Principal Amount		Value
Telecommunications (continued)
AT&T, Inc. (continued)
3.50%, due 9/15/53 (a)		$795,000	$796,167
4.35%, due 3/1/29		320,000	381,652
CommScope Technologies LLC 6.00%, due 6/15/25 (a)		411,000	420,247
CommScope, Inc. 7.125%, due 7/1/28 (a)		1,080,000	1,150,200
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)		990,000	1,141,548
Level 3 Financing, Inc. 3.40%, due 3/1/27 (a)		1,050,000	1,143,051
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)		1,545,000	1,673,374
T-Mobile USA, Inc. 4.50%, due 4/15/50 (a)		430,000	530,356
Telefonica Emisiones S.A. 5.462%, due 2/16/21		175,000	175,980
VEON Holdings B.V. 4.95%, due 6/16/24 (a)		1,045,000	1,134,661
Verizon Communications, Inc. 1.321% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		985,000	1,011,448
Vodafone Group PLC 4.25%, due 9/17/50		1,180,000	1,461,505

			13,138,607

Toys, Games & Hobbies 0.1%
Hasbro, Inc. 2.60%, due 11/19/22 (f)		500,000	519,244

Transportation 0.0%‡
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)		277,000	277,900

Total Corporate Bonds (Cost $203,809,159)			220,781,474

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	525,000	741,228

Total Foreign Bonds (Cost $829,792)			741,228

Foreign Government Bonds 0.5%
Brazil 0.2%
Brazilian Government International Bond (Brazil) 4.625%, due 1/13/28		$1,161,000	1,300,332

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico 0.3%
Mexico Government International Bond (Mexico) 2.659%, due 5/24/31	$2,202,000	$2,254,848

Total Foreign Government Bonds (Cost $3,439,040)		3,555,180

Loan Assignments 0.9%
Buildings & Real Estate 0.2%
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25	1,235,029	1,212,644

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 3.48% (3 Month LIBOR + 3.25%), due 4/3/24	1,263,632	1,219,720

Diversified/Conglomerate Service 0.1%
TruGreen, Ltd. 2020 Term Loan 4.75% (1 Month LIBOR + 4.00%), due 11/2/27	580,000	582,175
2020 2nd Lien Term Loan 9.25% (1 Month LIBOR + 8.50%), due 11/2/28	250,000	250,000

		832,175

Finance 0.2%
Alliant Holdings Intermediate LLC 2018 Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 5/9/25	1,258,861	1,235,432

Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc. Term Loan B4 2.147% (1 Month LIBOR + 2.00%), due 1/26/24	417,413	417,674

Telecommunications 0.1%
Level 3 Financing Inc. 2019 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 3/1/27	718,508	706,576

Total Loan Assignments (Cost $5,616,610)		5,624,221

	Principal Amount	Value
Mortgage-Backed Securities 5.9%
Agency (Collateralized Mortgage Obligations) 1.9%
Federal Home Loan Mortgage Corporation
Series 4993 , Class D 2.00%, due 9/25/47	$925,000	$957,193
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	1,975,000	2,100,157
REMIC Series 4888, Class BA 3.50%, due 9/15/48	397,715	416,122
REMIC Series 4877, Class AT 3.50%, due 11/15/48	654,183	691,842
REMIC Series 4877, Class BE 3.50%, due 11/15/48	1,034,931	1,091,099
REMIC Series 4958, Class DL 4.00%, due 1/25/50	1,703,143	1,812,835
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	746,000	809,576
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	704,137	751,533
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	1,029,877	1,129,103
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	1,045,849	1,152,849
Government National Mortgage Association Series 2013-149, Class BA 3.25%, due 8/16/41	1,953,860	2,063,092

		12,975,401

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.3%
BANK Series 2019-BN21, Class A5 2.851%, due 10/17/52	1,200,000	1,328,465
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.378% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	39,424	36,899
Benchmark Mortgage Trust
Series 2020-B19, Class A2 1.691%, due 9/15/53	935,000	964,834
Series 2019-B12, Class A5 3.116%, due 8/15/52	1,119,000	1,262,211
BX Commercial Mortgage Trust (a)
Series 2018-BILT, Class A 0.959% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	1,065,000	1,043,632
Series 2018-GW, Class A 0.959% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	760,000	747,132
Series 2019-OC11, Class A 3.202%, due 12/9/41	580,000	635,121

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2020-VIV3, Class B 3.544%, due 3/9/44 (g)	$485,059	$514,560
Series 2019-OC11, Class B 3.605%, due 12/9/41	360,000	395,287
Series 2019-OC11, Class C 3.856%, due 12/9/41	990,000	1,049,979
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	670,000	745,522
FREMF Mortgage Trust (a)(g)
Series 2015-K720, Class B 3.393%, due 7/25/22	460,000	475,357
Series 2013-K33, Class B 3.498%, due 8/25/46	1,094,000	1,160,966
Series 2014-K41, Class B 3.833%, due 11/25/47	330,000	362,201
Series 2013-K35, Class B 3.935%, due 12/25/46	490,000	528,287
GB Trust (a)(b)
Series 2020-FLIX, Class C 1.759% (1 Month LIBOR + 1.60%), due 8/15/37	500,000	502,246
Series 2020-FLIX, Class D 2.509% (1 Month LIBOR + 2.35%), due 8/15/37	700,000	704,862
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	475,000	530,423
Series 2019-GC40, Class A4 3.16%, due 7/10/52	788,000	891,481
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.309% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	460,000	455,962
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	560,000	633,317
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	880,000	955,709
Manhattan West Series 2020-1MW, Class A 2.13%, due 9/10/39 (a)	1,120,000	1,175,707
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	471,777	513,655

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I Trust Series 2015-UBS8, Class A4 3.809%, due 12/15/48	$780,000	$872,583
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	1,030,000	1,101,182
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.749%, due 6/15/36	940,000	1,040,249
Series 2018-AUS, Class A 4.058%, due 8/17/36	1,200,000	1,311,709

		21,939,538

Whole Loan (Collateralized Mortgage Obligations) 0.7%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	112,565	115,630
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	99,748	100,072
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (b)
Series 2020-DNA6 , Class M2 2.077% (SOFR30A + 2.00%), due 12/25/50 (a)	1,055,000	1,053,366
Series 2017-HQA1, Class M2 3.698% (1 Month LIBOR + 3.55%), due 8/25/29	915,666	939,723
Series 2016-DNA1, Class M3 5.70% (1 Month LIBOR + 5.55%), due 7/25/28	648,162	676,360
JP Morgan Mortgage Trust (a)(h)
Series 2019-3, Class A3 4.00%, due 9/25/49	162,131	167,040
Series 2019-5, Class A4 4.00%, due 11/25/49	42,445	42,537
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	576,281	611,028
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (a)(h)	888,567	919,560

		4,625,316

Total Mortgage-Backed Securities (Cost $38,098,895)		39,540,255

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds 0.2%
California 0.2%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	$1,115,000	$1,185,646

New York 0.0%‡
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	175,000	189,931

Total Municipal Bonds (Cost $1,290,000)		1,375,577

U.S. Government & Federal Agencies 8.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.9%
2.00%, due 7/1/50	929,428	965,568
2.00%, due 8/1/50	2,540,968	2,660,325
2.00%, due 8/1/50	1,213,762	1,260,959
2.00%, due 8/1/50	897,735	932,643
2.00%, due 9/1/50	617,207	642,947
2.00%, due 11/1/50	284,382	295,439
3.50%, due 1/1/48	1,199,760	1,286,311
3.50%, due 1/1/50	1,407,667	1,485,729
4.00%, due 2/1/49	323,529	347,341
5.00%, due 12/1/44	1,186,336	1,377,665
5.00%, due 12/1/48	1,096,436	1,211,662

		12,466,589

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
2.00%, due 10/1/50	179,268	187,019
2.00%, due 12/1/50	274,591	285,269
2.50%, due 8/1/35	713,467	744,177
2.50%, due 5/1/50	761,310	803,232
2.50%, due 8/1/50	96,217	101,783
2.50%, due 8/1/50	1,301,413	1,377,643
2.50%, due 10/1/50	747,413	788,570
3.00%, due 3/1/50	1,229,029	1,313,352
3.00%, due 4/1/50	1,052,519	1,105,349
3.50%, due 3/1/37	1,613,559	1,790,213
3.50%, due 2/1/42	1,218,741	1,325,423
4.00%, due 9/1/48	1,469,720	1,589,631
4.00%, due 1/1/49	372,677	404,846
4.00%, due 2/1/49	328,423	353,729
5.00%, due 9/1/33	1,450,508	1,671,632
6.00%, due 4/1/37	7,823	8,815

		13,850,683

	Principal Amount	Value
United States Treasury Bonds 0.9%
1.625%, due 11/15/50	$1,245,000	$1,240,331
4.375%, due 11/15/39	2,382,000	3,602,217
4.375%, due 5/15/40	705,000	1,069,948
4.50%, due 5/15/38	210,000	317,149

		6,229,645

United States Treasury Notes 2.8%
0.125%, due 10/31/22	9,320,000	9,321,456
0.125%, due 10/15/23	2,115,000	2,113,513
0.25%, due 10/31/25	4,925,000	4,903,838
0.50%, due 10/31/27	2,350,000	2,331,640

		18,670,447

United States Treasury Inflation—Indexed Note 0.7% (i)
0.875%, due 1/15/29	3,841,295	4,513,921

Total U.S. Government & Federal Agencies (Cost $53,535,322)		55,731,285

Total Long-Term Bonds (Cost $323,678,068)		347,439,519

	Shares
Common Stocks 41.6%
Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom)	403,556	2,697,507
Lockheed Martin Corp.	6,078	2,157,569

		4,855,076

Air Freight & Logistics 0.9%
Deutsche Post A.G., Registered (Germany)	53,245	2,634,394
Hyundai Glovis Co., Ltd. (Republic of Korea)	9,519	1,612,350
United Parcel Service, Inc., Class B	11,094	1,868,229

		6,114,973

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA (France)	11,850	1,519,314

Banks 1.4%
JPMorgan Chase & Co.	20,311	2,580,919
PNC Financial Services Group, Inc.	12,969	1,932,381
Royal Bank of Canada (Canada)	31,388	2,579,049
Truist Financial Corp.	50,267	2,409,297

		9,501,646

Beverages 1.0%
Coca-Cola Co.	46,479	2,548,908
Coca-Cola European Partners PLC (United Kingdom)	30,625	1,526,044
PepsiCo., Inc.	16,102	2,387,927

		6,462,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology 1.2%
AbbVie, Inc.	49,571	$5,311,533
Amgen, Inc.	11,097	2,551,422

		7,862,955

Capital Markets 1.1%
BlackRock, Inc.	2,419	1,745,405
Lazard, Ltd., Class A	59,989	2,537,535
Singapore Exchange, Ltd. (Singapore)	208,100	1,461,235
T. Rowe Price Group, Inc.	11,840	1,792,457

		7,536,632

Chemicals 1.8%
BASF S.E. (Germany)	35,841	2,833,775
Dow, Inc.	53,862	2,989,341
LyondellBasell Industries N.V., Class A	26,980	2,472,987
Nutrien, Ltd.	78,806	3,795,297

		12,091,400

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	23

Communications Equipment 0.6%
Cisco Systems, Inc.	94,116	4,211,691

Diversified Telecommunication Services 2.7%
AT&T, Inc.	116,567	3,352,467
BCE, Inc. (Canada)	65,243	2,789,832
Deutsche Telekom A.G., Registered (Germany)	94,408	1,724,813
Orange S.A. (France)	164,699	1,958,525
TELUS Corp. (Canada)	123,567	2,447,265
Verizon Communications, Inc.	98,908	5,810,845

		18,083,747

Electric Utilities 1.7%
American Electric Power Co., Inc.	22,913	1,907,966
Duke Energy Corp.	18,368	1,681,774
Entergy Corp.	23,386	2,334,858
Evergy, Inc.	26,368	1,463,688
Fortis, Inc. (Canada)	41,533	1,696,689
Terna Rete Elettrica Nazionale S.p.A. (Italy)	273,878	2,091,144

		11,176,119

Electrical Equipment 1.0%
Eaton Corp. PLC	35,134	4,220,999
Emerson Electric Co.	26,019	2,091,147

		6,312,146

Equity Real Estate Investment Trusts 1.2%
American Tower Corp.	7,170	1,609,378
Iron Mountain, Inc.	133,251	3,928,240
Welltower, Inc.	35,807	2,313,848

		7,851,466

	Shares	Value
Food Products 0.7%
Danone S.A. (France)	23,434	$1,539,049
Nestle S.A., Registered (Switzerland)	16,159	1,903,013
Orkla ASA (Norway)	143,076	1,451,744

		4,893,806

Gas Utilities 0.6%
Snam S.p.A. (Italy)	691,341	3,885,898

Health Care Equipment & Supplies 0.2%
Medtronic PLC	13,814	1,618,172

Hotels, Restaurants & Leisure 1.2%
Las Vegas Sands Corp.	35,299	2,103,820
McDonald’s Corp.	8,863	1,901,823
Restaurant Brands International, Inc. (Canada) (f)	40,986	2,504,655
Vail Resorts, Inc.	5,918	1,650,885

		8,161,183

Household Durables 0.3%
Leggett & Platt, Inc.	46,551	2,062,209

Household Products 0.8%
Kimberly-Clark Corp.	24,580	3,314,121
Procter & Gamble Co.	12,141	1,689,299

		5,003,420

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	13,673	1,963,010

Insurance 2.8%
Allianz S.E., Registered (Germany)	17,409	4,268,429
Assicurazioni Generali S.p.A. (Italy)	104,869	1,826,895
AXA S.A. (France)	77,546	1,848,451
Great-West Lifeco, Inc. (Canada)	20,509	489,000
MetLife, Inc.	80,512	3,780,038
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	12,131	3,598,256
Tokio Marine Holdings, Inc. (Japan)	56,400	2,899,339

		18,710,408

IT Services 0.8%
International Business Machines Corp.	40,272	5,069,439

Leisure Products 0.4%
Hasbro, Inc.	25,196	2,356,834

Machinery 0.0%‡
Atlas Copco A.B., Class A (Sweden)	5,888	301,356

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media 0.3%
ION Media Networks, Inc. (j)(k)(l)(m)(n)	8	$6,336
Omnicom Group, Inc.	31,848	1,986,360

		1,992,696

Multi-Utilities 1.2%
Ameren Corp.	20,001	1,561,278
Dominion Energy, Inc.	34,922	2,626,135
National Grid PLC (United Kingdom)	156,054	1,845,944
WEC Energy Group, Inc.	18,838	1,733,661

		7,767,018

Multiline Retail 0.3%
Target Corp.	10,237	1,807,138

Oil, Gas & Consumable Fuels 2.0%
Chevron Corp.	27,807	2,348,301
Enterprise Products Partners, L.P.	152,362	2,984,772
Magellan Midstream Partners, L.P.	54,907	2,330,253
Phillips 66	31,540	2,205,908
TOTAL S.E. (France)	76,630	3,304,611

		13,173,845

Personal Products 0.5%
Unilever PLC (United Kingdom)	53,587	3,218,469

Pharmaceuticals 4.2%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	31,241	1,561,738
Bayer A.G., Registered (Germany)	23,015	1,353,939
GlaxoSmithKline PLC (United Kingdom)	134,055	2,460,159
Johnson & Johnson	17,874	2,813,010
Merck & Co., Inc.	47,047	3,848,445
Novartis A.G., Registered (Switzerland)	22,829	2,157,061
Pfizer, Inc.	85,720	3,155,353
Roche Holding A.G. (Switzerland)	6,460	2,254,761
Sanofi (France)	32,139	3,089,967
Takeda Pharmaceutical Co., Ltd. (Japan)	140,500	5,109,462

		27,803,895

Semiconductors & Semiconductor Equipment 3.7%
Analog Devices, Inc.	26,321	3,888,401
Broadcom, Inc.	8,617	3,772,953
Intel Corp.	40,945	2,039,880
KLA Corp.	18,327	4,745,044
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	50,927	5,553,080
Texas Instruments, Inc.	28,315	4,647,341

		24,646,699

Software 0.9%
Microsoft Corp.	27,241	6,058,943

	Shares		Value
Specialty Retail 0.4%
Home Depot, Inc.		8,839	$2,347,815

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.		26,167	3,472,099
Samsung Electronics Co., Ltd., GDR (Republic of Korea)		3,197	5,834,525

			9,306,624

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.		139,657	2,036,199

Tobacco 1.8%
Altria Group, Inc.		99,713	4,088,233
British American Tobacco PLC
(United Kingdom)	GBP	65,600	2,429,294
Sponsored ADR (United Kingdom)		$26,429	990,823
Philip Morris International, Inc.		57,476	4,758,438

			12,266,788

Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A		28,766	2,427,562
Watsco, Inc.		11,285	2,556,617

			4,984,179

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)		29,969	1,395,210

Total Common Stocks (Cost $243,503,722)			276,411,320

Short-Term Investments 4.1%
Affiliated Investment Company 3.9%
MainStay U.S. Government Liquidity Fund, 0.01% (o)		25,926,360	25,926,360

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (o)(p)		1,213,642	1,213,642

Total Short-Term Investments (Cost $27,140,002)			27,140,002

Total Investments (Cost $594,321,792)		97.9%	650,990,841
Other Assets, Less Liabilities		2.1	14,149,365
Net Assets		100.0%	$665,140,206

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2020 (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2020.

(f)

All or a portion of this security was held on loan. As of December 31, 2020, the aggregate market value of securities on loan was $1,172,685. The Portfolio received cash collateral with a value of $1,213,642 (See Note 2(M)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.
(i)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)

Illiquid security—As of December 31, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $6,336, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(l)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, the total market value of fair valued security was $6,336, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(m)	Non-income producing security.

(n)	Restricted security. (See Note 5)

(o)	Current yield as of December 31, 2020.

(p)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of December 31, 2020, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	7,030,250	JPMorgan Chase Bank N.A.	2/1/21	$585,235
GBP	4,721,000	USD	6,359,942	JPMorgan Chase Bank N.A.	2/1/21	97,414
JPY	2,168,758,000	USD	20,713,131	JPMorgan Chase Bank N.A.	2/1/21	297,741

Total unrealized appreciation						980,390

EUR	8,693,000	USD	10,664,320	JPMorgan Chase Bank N.A.	2/1/21	(37,562)
USD	1,097,930	EUR	927,000	JPMorgan Chase Bank N.A.	2/1/21	(35,281)
USD	515,750	GBP	396,000	JPMorgan Chase Bank N.A.	2/1/21	(25,896)

Total unrealized depreciation						(98,739)

Net unrealized appreciation						$881,651

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
10-Year United States Treasury Note	10	March 2021	$1,379,529	$1,380,781	$1,252
2-Year United States Treasury Note	198	March 2021	43,715,937	43,753,359	37,422
EURO STOXX 50	333	March 2021	14,388,123	14,441,736	53,613
FTSE 100 Index	73	March 2021	6,485,322	6,408,929	(76,393)
Nikkei 225	192	March 2021	24,917,619	25,577,067	659,448
S&P 500 Index Mini	449	March 2021	82,038,914	84,160,561	2,121,647
United States Treasury Long Bond	39	March 2021	6,794,778	6,754,313	(40,465)
United States Treasury Ultra Bond	129	March 2021	27,776,352	27,549,564	(226,788)

Total Long Contracts					2,529,736

Short Contracts
10-Year United States Treasury Ultra Note	(82)	March 2021	(11,256,458)	(11,257,875)	(1,417)
5-Year United States Treasury Note	(168)	March 2021	(18,381,153)	(18,419,952)	(38,799)

Total Short Contracts					(40,216)

Net Unrealized Appreciation					$2,489,520

1.	As of December 31, 2020, cash in the amount of $9,809,878 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

AUD—Australian Dollar

EUAM—European Union Advisory Mission

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$16,543,598	$—	$16,543,598
Convertible Bonds	—	3,546,701	—	3,546,701
Corporate Bonds	—	220,781,474	—	220,781,474
Foreign Bonds	—	741,228	—	741,228
Foreign Government Bonds	—	3,555,180	—	3,555,180
Loan Assignments	—	5,624,221	—	5,624,221
Mortgage-Backed Securities	—	39,540,255	—	39,540,255
Municipal Bonds	—	1,375,577	—	1,375,577
U.S. Government & Federal Agencies	—	55,731,285	—	55,731,285

Total Long-Term Bonds	—	347,439,519	—	347,439,519

Common Stocks (b)	276,404,984	—	6,336	276,411,320
Short-Term Investments
Affiliated Investment Company	25,926,360	—	—	25,926,360
Unaffiliated Investment Company	1,213,642	—	—	1,213,642

Total Short-Term Investments	27,140,002	—	—	27,140,002

Total Investments in Securities	303,544,986	347,439,519	6,336	650,990,841

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	980,390	—	980,390
Futures Contracts (c)	2,873,382	—	—	2,873,382

Total Other Financial Instruments	2,873,382	980,390	—	3,853,772

Total Investments in Securities and Other Financial Instruments	$306,418,368	$348,419,909	$6,336	$654,844,613

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(98,739)	$—	$(98,739)
Futures Contracts (c)	(383,862)	—	—	(383,862)

Total Other Financial Instruments	$(383,862)	$(98,739)	$—	$(482,601)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $6,336 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $568,395,432) including securities on loan of $1,172,685	$625,064,481
Investment in affiliated investment company, at value (identified cost $25,926,360)	25,926,360
Cash collateral on deposit at broker for futures contracts	9,809,878
Cash denominated in foreign currencies (identified cost $242,654)	252,895
Receivables:
Investment securities sold	5,087,630
Dividends and interest	3,585,344
Variation margin on futures contracts	710,472
Portfolio shares sold	202,325
Securities lending	2,399
Unrealized appreciation on foreign currency forward contracts	980,390

Total assets	671,622,174

Liabilities
Due to custodian	118,145
Cash collateral received for securities on loan	1,213,642
Payables:
Investment securities purchased	4,339,568
Manager (See Note 3)	318,123
Portfolio shares redeemed	189,779
NYLIFE Distributors (See Note 3)	99,122
Professional fees	57,165
Shareholder communication	27,688
Custodian	17,541
Trustees	797
Accrued expenses	1,659
Unrealized depreciation on foreign currency forward contracts	98,739

Total liabilities	6,481,968

Net assets	$665,140,206

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,534
Additional paid-in capital	592,206,645

592,245,179
Total distributable earnings (loss)	72,895,027

Net assets	$665,140,206

Initial Class
Net assets applicable to outstanding shares	$192,022,321

Shares of beneficial interest outstanding	11,055,078

Net asset value per share outstanding	$17.37

Service Class
Net assets applicable to outstanding shares	$473,117,885

Shares of beneficial interest outstanding	27,478,817

Net asset value per share outstanding	$17.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest (a)	$10,299,459
Dividends-unaffiliated (b)	8,826,615
Dividends-affiliated	85,489
Securities lending	32,921
Other	235

Total income	19,244,719

Expenses
Manager (See Note 3)	3,516,144
Distribution/Service—Service Class (See Note 3)	1,085,921
Professional fees	132,496
Custodian	77,479
Shareholder communication	60,152
Trustees	15,343
Miscellaneous	40,065

Total expenses	4,927,600

Net investment income (loss)	14,317,119

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,451,597)
Futures transactions	19,548,368
Foreign currency forward transactions	1,416,515
Foreign currency transactions	86,931

Net realized gain (loss)	13,600,217

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,629,805
Futures contracts	2,193,921
Foreign currency forward contracts	1,583,781
Translation of other assets and liabilities in foreign currencies	129,416

Net change in unrealized appreciation (depreciation)	19,536,923

Net realized and unrealized gain (loss)	33,137,140

Net increase (decrease) in net assets resulting from operations	$47,454,259

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,329.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $446,181.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,317,119	$16,415,734
Net realized gain (loss)	13,600,217	28,938,994
Net change in unrealized appreciation (depreciation)	19,536,923	49,267,957

Net increase (decrease) in net assets resulting from operations	47,454,259	94,622,685

Distributions to shareholders:
Initial Class	(11,330,042)	(9,012,589)
Service Class	(26,508,706)	(18,348,399)

Total distributions to shareholders	(37,838,748)	(27,360,988)

Capital share transactions:
Net proceeds from sale of shares	88,346,012	65,962,538
Net asset value of shares issued to shareholders in reinvestment of distributions	37,838,748	27,360,988
Cost of shares redeemed	(97,426,876)	(73,300,588)

Increase (decrease) in net assets derived from capital share transactions	28,757,884	20,022,938

Net increase (decrease) in net assets	38,373,395	87,284,635

Net Assets
Beginning of year	626,766,811	539,482,176

End of year	$665,140,206	$626,766,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$17.14		$15.23		$17.29		$15.94	$15.31

Net investment income (loss) (a)	0.41		0.49		0.53		0.49	0.54

Net realized and unrealized gain (loss) on investments	0.79		2.22		(1.49)		1.62	0.72

Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.00	‡	0.11		(0.14)	0.14

Total from investment operations	1.28		2.71		(0.85)		1.97	1.40

Less distributions:

From net investment income	(0.42)		(0.68)		(0.46)		(0.54)	(0.68)

From net realized gain on investments	(0.63)		(0.12)		(0.75)		(0.08)	(0.09)

Total distributions	(1.05)		(0.80)		(1.21)		(0.62)	(0.77)

Net asset value at end of year	$17.37		$17.14		$15.23		$17.29	$15.94

Total investment return (b)	7.98%		18.07%		(5.21%)		12.53%	9.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.50%		3.00%		3.18%		2.91%	3.47%

Net expenses (c)	0.62%		0.63%		0.62%		0.62%	0.63%

Interest expense and fees	—		—		0.00	% (d)	0.01%	—

Portfolio turnover rate	68	%(e)	59	%(e)	50	% (e)	26%	28%

Net assets at end of year (in 000’s)	$192,022		$193,252		$178,608		$207,056	$202,450

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 52% and 39% for the years ended December 31, 2020, 2019 and 2018, respectively.

	Year ended December 31,

Service Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$16.99		$15.11		$17.17		$15.83	$15.21

Net investment income (loss) (a)	0.37		0.45		0.48		0.44	0.50

Net realized and unrealized gain (loss) on investments	0.78		2.19		(1.48)		1.62	0.72

Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.00	‡	0.11		(0.14)	0.14

Total from investment operations	1.23		2.64		(0.89)		1.92	1.36

Less distributions:

From net investment income	(0.37)		(0.64)		(0.42)		(0.50)	(0.65)

From net realized gain on investments	(0.63)		(0.12)		(0.75)		(0.08)	(0.09)

Total distributions	(1.00)		(0.76)		(1.17)		(0.58)	(0.74)

Net asset value at end of year	$17.22		$16.99		$15.11		$17.17	$15.83

Total investment return (b)	7.71%		17.78%		(5.45%)		12.25%	9.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.25%		2.74%		2.93%		2.65%	3.20%

Net expenses (including interest expense and fees) (c)	0.87%		0.88%		0.87%		0.87%	0.88%

Interest expense and fees	—		—		0.00	% (d)	0.01%	—

Portfolio turnover rate	68	%(e)	59	%(e)	50	% (e)	26%	28%

Net assets at end of year (in 000’s)	$473,118		$433,515		$360,874		$425,340	$361,357

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 52% and 39% for the years ended December 31, 2020, 2019 and 2018, respectively.

30	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

31

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2020 are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2020, were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation

32	MainStay VP Income Builder Portfolio

techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments was determined as of December 31, 2020 and can change at any time. Illiquid investment as of December 31, 2020, is shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part

33

Notes to Financial Statements (continued)

of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

34	MainStay VP Income Builder Portfolio

liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the

35

Notes to Financial Statements (continued)

agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 13 or securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned.

The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio had securities on loan with an aggregate market value of $1,172,685 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,213,642.

(N)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(O)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

36	MainStay VP Income Builder Portfolio

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(R)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

37

Notes to Financial Statements (continued)

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$2,834,708	$38,674	$2,873,382
Forward Contracts—Unrealized appreciation on foreign currency forward contracts	980,390	—	—	980,390

Total Fair Value	$980,390	$2,834,708	$38,674	$3,853,772

Liability Derivatives

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(76,393)	$(307,469)	$(383,862)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(98,739)	—	—	(98,739)

Total Fair Value	$(98,739)	$(76,393)	$(307,469)	$(482,601)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$15,258,801	$4,289,567	$19,548,368
Forward Contracts	1,416,515	—	—	1,416,515

Total Net Realized Gain (Loss)	$1,416,515	$15,258,801	$4,289,567	$20,964,883

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$1,558,398	$635,523	$2,193,921
Forward Contracts	1,583,781	—	—	1,583,781

Total Net Change in Unrealized Appreciation (Depreciation)	$1,583,781	$1,558,398	$635,523	$3,777,702

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$92,404,555		$77,597,195	$170,001,750
Futures Contracts Short	$—	$(2,778,881	)(a)	$(26,327,200)	$(29,106,081)
Forward Contracts Long	$44,938,370	$—		$—	$44,938,370
Forward Contracts Short	$(39,946,419)	$—		$—	$(39,946,419)

(a)	Positions were open three months during the reporting period.

38	MainStay VP Income Builder Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion and 0.55% in excess of $1 billion. During the year ended December 31, 2020, the effective management fee rate was 0.57%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,516,144 and paid MacKay Shields and Epoch $1,050,985 and $707,087, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 13 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$31,151	$295,677	$(300,902)	$—	$—	$25,926	$85	$—	25,926

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$596,271,650	$63,125,520	$(9,191,303)	$53,934,217

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$9,709,816	$8,330,643	$72,849	$54,781,719	$72,895,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, mark to market on foreign currency forward contracts, mark to market of futures contracts, partnerships and straddle losses deferred. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

39

Notes to Financial Statements (continued)

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,117,766	$18,720,982	$27,360,988	$—

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of December 31, 2020, the Portfolio held the following restricted security:

Security	Date(s) of Acquisition	Shares	Cost	12/31/20 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$6,336	0.0%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 13 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $162,383 and $209,520, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $249,627 and $183,743, respectively.

40	MainStay VP Income Builder Portfolio

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	471,005	$7,739,984
Shares issued to shareholders in reinvestment of distributions	698,843	11,330,042
Shares redeemed	(1,392,697)	(22,876,387)

Net increase (decrease)	(222,849)	$(3,806,361)

Year ended December 31, 2019:
Shares sold	375,597	$6,275,383
Shares issued to shareholders in reinvestment of distributions	545,038	9,012,589
Shares redeemed	(1,372,799)	(22,552,026)

Net increase (decrease)	(452,164)	$(7,264,054)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,941,562	$80,606,028
Shares issued to shareholders in reinvestment of distributions	1,648,141	26,508,706
Shares redeemed	(4,620,404)	(74,550,489)

Net increase (decrease)	1,969,299	$32,564,245

Year ended December 31, 2019:
Shares sold	3,626,766	$59,687,155
Shares issued to shareholders in reinvestment of distributions	1,117,887	18,348,399
Shares redeemed	(3,121,769)	(50,748,562)

Net increase (decrease)	1,622,884	$27,286,992

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

42	MainStay VP Income Builder Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments, MacKay and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New

York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and Epoch provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Epoch’s experience in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch, and New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s and Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, MacKay and Epoch to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment

44	MainStay VP Income Builder Portfolio

performance attributable to MacKay and Epoch as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Epoch

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

46	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay VP Income Builder Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

49

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay VP Income Builder Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802542	MSVPIB11-02/21 (NYLIAC) NI522

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	2.45%	4.60%	3.79%	0.65%
Service Class Shares	5/2/2005	2.20	4.33	3.52	0.90

Benchmark Performance	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[3]	3.12%	5.24%	4.32%
Credit Suisse Leveraged Loan Index[4]	2.78	5.19	4.47
Morningstar Bank Loan Category Average[5]	1.09	4.13	3.64

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,071.60	$3.38	$1,021.87	$3.30	0.65%

Service Class Shares	$1,000.00	$1,070.30	$4.68	$1,020.61	$4.57	0.90%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2020 (Unaudited)

Electronics	13.9%

Healthcare, Education & Childcare	9.7

Hotels, Motels, Inns & Gaming	5.3

Utilities	4.9

Broadcasting & Entertainment	4.6

Diversified/Conglomerate Service	4.5

Diversified/Conglomerate Manufacturing	4.2

Chemicals, Plastics & Rubber	4.0

Containers, Packaging & Glass	3.9

Leisure, Amusement, Motion Pictures & Entertainment	3.5

Telecommunications	3.5

Buildings & Real Estate	2.8

Insurance	2.8

Aerospace & Defense	2.5

Automobile	2.5

Personal, Food & Miscellaneous Services	2.4

Beverage, Food & Tobacco	2.1

Retail Store	2.1

Oil & Gas	1.7

Banking	1.6

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.4

Mining, Steel, Iron & Non-Precious Metals	1.4

Finance	1.2

Commercial Services	1.0

Printing & Publishing	1.0

Electric	0.7

Personal & Nondurable Consumer Products (Manufacturing Only)	0.7

Affiliated Investment Companies	0.4

Software	0.4

Building Materials	0.3

Environmental Controls	0.3

Personal Transportation	0.3

Retail	0.3

Auto Manufacturers	0.2%

Cargo Transport	0.2

Chemicals	0.2

Ecological	0.2

Entertainment	0.2

Home and Office Furnishings, Housewares & Durable Consumer Products	0.2

Lodging	0.2

Media	0.2

Packaging & Containers	0.2

Radio and TV Broadcasting	0.2

Distribution & Wholesale	0.1

Food	0.1

Iron & Steel	0.1

Manufacturing	0.1

Metals & Mining	0.1

Mining	0.1

Miscellaneous—Manufacturing	0.1

Oil & Gas Services	0.1

Personal & Nondurable Consumer Products	0.1

Pharmaceuticals	0.1

Real Estate Investment Trusts	0.1

Communications Equipment	0.0	‡

Health Care—Services	0.0	‡

Health Care Equipment & Supplies	0.0	‡

Household Products & Wares	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Machinery	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Real Estate	0.0	‡

Short-Term Investments	5.7

Other Assets, Less Liabilities	–0.7

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2020 (excluding short-term investments) (Unaudited)

1.	Scientific Games International, Inc., 2.897%–7.00%, due 8/14/24–5/15/28

2.	Red Ventures, LLC, 2.647%–4.25%, due 11/8/24

3.	Charter Communications Operating, LLC, 1.90%, due 4/30/25

4.	Bausch Health Companies Inc., 3.148%, due 6/1/25

5.	Granite Acquisition Inc., 4.75%–8.25%, due 9/19/22–12/19/22
6.	CommScope, Inc., 3.397%, due 4/4/26

7.	Hyland Software, Inc., 4.25%–7.75%, due 7/1/24–7/10/25

8.	McAfee, LLC, 3.898%, due 9/29/24

9.	Finastra USA, Inc., 4.50%–8.25%, due 6/13/24–6/13/25

10.	SS&C Technologies Inc., 1.897%, due 4/16/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Floating Rate Portfolio returned 2.45% for Initial Class shares and 2.20% for Service Class shares. Over the same period, both share classes underperformed the 3.12% return of the S&P/LSTA Leveraged Loan Index, which is the Portfolio’s primary benchmark, and the 2.78% return of the Credit Suisse Leveraged Loan Index, which is the Portfolio’s secondary benchmark. As of December 31, 2020, both share classes outperformed the 1.09% return of the Morningstar Bank Loan Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index benefited from underweight exposure to more pandemic-sensitive bond sectors, as well as underweight exposure to lower-rated credit quality which lagged the broader loan market for much of the year. The Portfolio’s relative performance was further supported by out-of-benchmark exposure to high-yield bonds, which generally performed well. Conversely, the Portfolio’s relative returns suffered due to underweight exposure to the electronic, insurance and health care sectors, and from its cash allocation.

What was the Portfolio’s duration2 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is the London InterBank Offered Rate (“LIBOR”).4 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Portfolio averaged approximately 40 days during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The impact of the pandemic on the global economy and financial markets, along with the corresponding increase in market volatility, prompted a significant response for the Portfolio. We sought to lower the Portfolio’s exposure to issuers and sectors we believe could prove vulnerable to the pandemic’s impact. We also sought to raise the Portfolio’s average cash balance to maintain liquidity. As the markets began to recover in the second half of the reporting period, we selectively and modestly added to the Portfolio’s high-yield bond allocation and to floating-rate loans we judged to be less vulnerable to the pandemic’s effects. These decisions collectively enhanced the Portfolio’s performance during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period the Portfolio realized its largest contributions to absolute performance from its overweight positions in utilities and consumer packaging, and its underweight position in retail. (Contributions take weightings and total returns into account.) Conversely, the biggest detractors to the Portfolio’s absolute performance came from its underweight positions in electronics, insurance and health care.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reporting period included bonds issued by telecommunications companies Sprint and CenturyLink, reflecting our favorable view of the business prospects and management of these issuers. The Portfolio’s largest sales during the same period included securities from beauty and personal care products maker Revlon; gambling firm Golden Nugget Online Gaming (“Golden Nugget”); and utility Oregon Energy. The reduction in the Portfolio’s Oregon Energy position and sale of the Portfolio’s holdings in Golden Nugget were undertaken to help maintain Portfolio liquidity and relative value. The sale of the Portfolio’s Revlon position was due to our concern over the company’s business prospects.

How did the Portfolio’s sector weightings change during the reporting period?

In response to the pandemic and our outlook for its impact on economic growth, we made several changes to the Portfolio’s allocations. In particular, we reduced the Portfolio’s exposure to sectors we believed likely to prove vulnerable to pandemic-related disruptions, including automobiles, building materials, energy, gaming and retail. Offsetting these reductions, we increased the Portfolio’s exposure to sectors we judged to be more resilient, including aerospace & defense, cable & television broadcasting, packaging, food products and telecommunications.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

How was the Portfolio positioned at the end of the reporting period?

During the reporting period. the Portfolio moved to a modestly more defensive positioning in response to pandemic-related market volatility. As of December 31, 2020, the Portfolio was running with a higher average cash balance. As of the same date, on a ratings basis, the Portfolio had increased it allocation to credits rated BB, while decreasing its allocation to credits rated B, CCC and below.5 With renewed optimism around the manufacturing of successful COVID-19 vaccinations, we are evaluating the Portfolio’s current strategy and considering modestly shifting allocation of some of the Portfolio’s cash position to recovering sectors and issuers in the loan market.

5.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 94.5%† Corporate Bonds 4.6%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc. 6.875%, due 5/1/25	$200,000	$234,000
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (a)	900,000	965,250

		1,199,250

Auto Manufacturers 0.2%
Ford Motor Co.
8.50%, due 4/21/23	300,000	337,653
9.00%, due 4/22/25	600,000	735,606

		1,073,259

Building Materials 0.0%‡
U.S. Concrete, Inc. 5.125%, due 3/1/29 (a)	200,000	206,000

Chemicals 0.2%
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	407,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 4.25%, due 12/15/25 (a)	400,000	408,040
Nouryon Holding B.V. 8.00%, due 10/1/26 (a)	500,000	531,250

		1,346,290

Commercial Services 0.6%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	901,000
Jaguar Holding Co. II / PPD Development, L.P. 4.625%, due 6/15/25 (a)	1,200,000	1,265,532
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.25%, due 1/15/28 (a)	1,000,000	1,073,590
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	500,000	545,625

		3,785,747

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	530,000
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	360,160

		890,160

Electric 0.7%
Clearway Energy Operating LLC 5.75%, due 10/15/25	1,630,000	1,715,575
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,371,500

	Principal Amount	Value
Electric (continued)
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	$1,500,000	$1,590,000

		4,677,075

Entertainment 0.2%
Scientific Games International, Inc. 7.00%, due 5/15/28 (a)	900,000	967,689

Environmental Controls 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	1,000,000	1,025,000
4.25%, due 6/1/25	500,000	518,750
8.50%, due 5/1/27	228,000	253,080

		1,796,830

Food 0.1%
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	261,900
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	500,000	534,375

		796,275

Health Care—Services 0.0%‡
Acadia Healthcare Co., Inc. 5.00%, due 4/15/29 (a)	120,000	128,100

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	300,000	306,750

Iron & Steel 0.1%
Carpenter Technology Corp. 6.375%, due 7/15/28	310,000	342,099

Lodging 0.2%
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	415,500
8.625%, due 6/1/25 (a)	1,000,000	1,112,190

		1,527,690

Machinery 0.0%‡
Graftech Finance, Inc. 4.625%, due 12/15/28 (a)	220,000	222,475

Media 0.2%
Radiate Holdco LLC / Radiate Finance, Inc. 4.50%, due 9/15/26 (a)	370,000	381,562
Univision Communications, Inc. 6.625%, due 6/1/27 (a)	600,000	644,430

		1,025,992

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.1%
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (a)	$650,000	$695,500

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	500,000	515,000

Oil & Gas Services 0.1%
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	360,000	376,200

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, due 4/30/25 (a)	1,000,000	1,055,000
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	226,600

		1,281,600

Pharmaceuticals 0.1%
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (a)	300,000	310,887

Real Estate 0.0%‡
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 6/15/25 (a)	240,000	260,573

Real Estate Investment Trusts 0.1%
Iron Mountain, Inc. 5.00%, due 7/15/28 (a)	350,000	371,830
RHP Hotel Properties, L.P. / RHP Finance Corp. 4.75%, due 10/15/27	300,000	310,500

		682,330

Retail 0.3%
1011778 BC ULC / New Red Finance In 4.00%, due 10/15/30 (a)	1,040,000	1,053,967
IRB Holding Corp. 7.00%, due 6/15/25 (a)	580,000	633,650
LBM Acquisition LLC 6.25%, due 1/15/29 (a)	500,000	516,250

		2,203,867

Software 0.2%
LogMeIn, Inc. 5.50%, due 9/1/27 (a)	1,100,000	1,152,250

	Principal Amount	Value
Telecommunications 0.3%
CenturyLink, Inc. 4.50%, due 1/15/29 (a)	$670,000	$681,725
Frontier Communications Corp. 5.875%, due 10/15/27 (a)	280,000	302,750
Telesat Canada / Telesat LLC 4.875%, due 6/1/27 (a)	600,000	621,000

		1,605,475

Total Corporate Bonds (Cost $27,685,959)		29,375,363

Floating Rate Loans 79.3% (b)
Aerospace & Defense 1.8%
Asplundh Tree Expert, LLC Term Loan B 2.647% (1 Month LIBOR 2.50%), due 9/4/27	2,164,575	2,168,441
Dynasty Acquisition Co., Inc.
2020 Term Loan B1 3.754% (1 Month LIBOR + 3.50%), due 4/8/26	1,536,607	1,462,338
2020 CAD Term Loan B2 3.754% (1 Month LIBOR + 3.50%), due 4/8/26	826,133	786,204
Frontier Communications Corp. 2020 DIP Exit Term Loan 5.75% (1 Month LIBOR + 4.75%), due 10/8/21	1,400,000	1,407,000
Potters Industries, LLC Term Loan B 4.75% (1 Month LIBOR + 4.00%), due 12/14/27	800,000	800,000
Science Applications International Corporation 2018 Term Loan B 2.022% (1 Month LIBOR + 1.875%), due 10/31/25	882,000	876,488
TransDigm, Inc.
2020 Term Loan E 2.397% (1 Month LIBOR + 2.25%), due 5/30/25	972,675	952,370
2020 Term Loan F 2.397% (1 Month LIBOR + 2.25%), due 12/9/25	3,109,529	3,044,157

		11,496,998

Automobile 2.5%
American Axle and Manufacturing, Inc. Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 4/6/24	1,671,239	1,643,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Autokiniton US Holdings, Inc. 2018 Term Loan B 6.522% (3 Month LIBOR + 6.375%), due 5/22/25 (c)(d)	$1,762,368	$1,735,932
Belron Finance US LLC
USD Term Loan B 2.463% (3 Month LIBOR + 2.25%), due 11/7/24	970,000	967,575
2018 Term Loan B 2.464% (3 Month LIBOR + 2.25%), due 11/13/25	980,000	977,550
2019 USD Term Loan B3 2.464% (1 Month LIBOR + 2.25%), due 10/30/26	1,237,500	1,234,406
Chassix Inc. 2017 1st Lien Term Loan 6.50% (3 Month LIBOR + 4.50%), due 11/15/23	1,455,000	1,382,250
Clarios Global LP USD Term Loan B 3.647% (3 Month LIBOR + 3.50%), due 4/30/26	962,960	958,145
IAA, Inc. Term Loan B 2.438% (3 Month LIBOR + 2.25%), due 6/28/26	1,418,750	1,411,656
KAR Auction Services, Inc. 2019 Term Loan B6 2.438% (1 Month LIBOR + 2.25%), due 9/19/26	738,150	722,157
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan 3.504% (3 Month LIBOR + 3.25%), due 3/20/25	1,567,284	1,535,938
2020 Add-On Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 3/20/25	1,500,000	1,501,875
Wand NewCo 3, Inc. 2020 Term Loan 3.147% (1 Month LIBOR + 3.00%), due 2/5/26	2,167,110	2,133,249

		16,204,293

Banking 1.6%
Apollo Commercial Real Estate Finance, Inc Term Loan B 2.902% (3 Month LIBOR + 2,75%), due 5/15/26	1,477,500	1,418,400

	Principal Amount	Value
Banking (continued)
Broadstreet Partners, Inc. 2020 Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 1/27/27	$2,541,151	$2,496,046
Brookfield Property REIT Inc. 1st Lien Term Loan B 2.647% (3 Month LIBOR + 2.50%), due 8/24/25	1,419,041	1,340,994
Edelman Financial Center, LLC 2018 1st Lien Term Loan 3.147% (3 Month LIBOR + 3.00%), due 7/19/25	1,666,000	1,637,308
Greenhill & Co., Inc. Term Loan B 3.398% (3 Month LIBOR + 3.25%), due 4/12/24 (c)	669,571	661,201
Jane Street Group, LLC 2020 Term Loan 3.233% (1 Month LIBOR + 3.00%), due 1/7/25	1,852,232	1,847,602
Russell Investments US Inst’l Holdco, Inc. Term Loan B TBD (3 Month LIBOR + 2.75%), due 6/1/23	867,733	864,634

		10,266,185

Beverage, Food & Tobacco 1.2%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 3.652% (3 Month LIBOR + 3.50%), due 10/1/25	1,568,000	1,560,160
American Seafoods Group LLC 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 8/21/23	629,832	626,683
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (c)	619,218	550,072
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 8/16/23 (c)	745,728	743,397
CHG PPC Parent LLC 2018 Term Loan B 2.897% (3 Month LIBOR + 2.75%), due 3/30/25	1,706,250	1,674,258
H Food Holdings LLC 2018 Term Loan B 3.834% (3 Month LIBOR + 3.688%), due 5/31/25	1,266,278	1,244,118

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
United Natural Foods, Inc. Term Loan B 4.397% (3 Month LIBOR + 4.25%), due 10/22/25	$1,359,604	$1,350,540

		7,749,228

Broadcasting & Entertainment 4.0%
Charter Communications Operating, LLC 2019 Term Loan B1 1.90% (1 Month LIBOR + 1.75%), due 4/30/25	4,850,000	4,827,957
Clear Channel Outdoor Holdings, Inc. Term Loan B 3.714% (1 Month LIBOR + 3.50%), due 8/21/26	1,728,125	1,659,000
Diamond Sports Group, LLC Term Loan 3.40% (1 Month LIBOR + 3.25%), due 8/24/26	2,957,538	2,617,421
Gray Television, Inc. 2018 Term Loan C 2.655% (3 Month LIBOR + 2.50%), due 1/2/26	2,506,446	2,485,560
Nexstar Broadcasting, Inc. 2019 Term Loan B4 2.905% (1 Month LIBOR + 2.75%), due 9/19/26	2,911,767	2,889,119
Radiate Holdco, LLC 2020 Term Loan 4.25% (1 Month LIBOR + 3.50%), due 9/25/26	3,138,552	3,139,531
Terrier Media Buyer, Inc.
Term Loan B 4.397% (1 Month LIBOR + 4.25%), due 12/17/26	825,000	823,854
2020 Term Loan B 4.397% (1 Month LIBOR + 4.25%), due 12/17/26 (c)	1,492,500	1,490,427
Univision Communications Inc. Term Loan C5 3.75% (3 Month LIBOR + 2.75%), due 3/15/24	3,624,095	3,595,102
WideOpenWest Finance LLC 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 8/19/23	1,920,488	1,910,885

		25,438,856

	Principal Amount	Value
Building Materials 0.3%
ECI Macola Max Holdings LLC 2020 Term Loan 4.50% (1 Month LIBOR + 3.75%), due 11/9/27	$2,000,000	$1,992,500

Buildings & Real Estate 2.8%
Core & Main LP 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 8/1/24	2,551,036	2,536,156
Cornerstone Building Brands, Inc. 2018 Term Loan 3.904% (3 Month LIBOR + 3.75%), due 4/12/25	2,536,466	2,525,052
Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B 2.897% (1 Month LIBOR + 2.75%), due 8/21/25	1,942,794	1,898,271
Hamilton Holdco, LLC 2018 Term Loan B 2.26% (1 Month LIBOR + 2.00%), due 1/2/27	365,625	360,140
Jeld-Wen Inc. 2017 1st Lien Term Loan 2.147% (1 Month LIBOR + 2.00%), due 12/14/24	757,812	747,629
Realogy Group LLC 2018 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 2/8/25	1,820,576	1,787,578
SIWF Holdings Inc.
1st Lien Term Loan 4.397% (3 Month LIBOR + 4.25%), due 6/15/25	1,262,437	1,250,602
2nd Lien Term Loan 8.647% (3 Month LIBOR + 8.50%), due 6/15/26	120,000	114,450
SRS Distribution Inc. 2018 1st Lien Term Loan 3.147% (3 Month LIBOR + 3.00%), due 5/24/25	2,051,525	2,015,990
Tank Holding Corp. 2020 Incremental Term Loan B 5.75% (1 Month LIBOR + 5.00%), due 3/26/26 (c)	1,100,000	1,098,625
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 2/28/24 (c)(d)	1,037,256	1,034,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
Wilsonart LLC 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 12/19/23	$2,452,577	$2,449,511

		17,818,667

Cargo Transport 0.2%
Genesee & Wyoming Inc. (New) Term Loan 2.254% (1 Month LIBOR + 2.00%), due 12/30/26	1,488,750	1,483,912

Chemicals, Plastics & Rubber 2.6%
Allnex USA, Inc. 4.00% (3 Month LIBOR + 3.25%), due 9/13/23 (c)	724,291	717,652
Aruba Investments, Inc. 2020 USD Term Loan 4.75% (1 Month LIBOR + 4.00%), due 11/24/27	533,327	531,994
Cabot Microelectronics Corporation 2019 Term Loan B1 2.188% (1 Month LIBOR + 2.00%), due 11/15/25	789,043	785,098
Emerald Performance Materials, LLC 2020 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 8/12/25	1,203,176	1,208,690
Encapsys, LLC 2020 Term Loan B2 4.25% (1 Month LIBOR + 3.25%), due 11/30/24	454,394	449,709
Flex Acquisition Company, Inc. 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 12/29/23	832,863	827,657
Flint Group US LLC 0.75% (3 Month LIBOR + 0.75%), due 9/7/21 (c)	1,748,443	1,631,880
Ineos US Finance LLC 2017 USD Term Loan B 2.147% (3 Month LIBOR + 2.00%), due 3/31/24	1,448,861	1,428,939
Innophos, Inc. 2020 Term Loan B 3.647% (1 Month LIBOR + 3.50%), due 2/7/27	1,488,750	1,485,028
Minerals Technologies Inc. 2017 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 2/14/24 (c)	618,032	615,715

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
PQ Corporation 2018 Term Loan B 2.464% (1 Month LIBOR + 2.25%), due 2/7/27	$1,164,281	$1,155,549
TricorBraun Holdings, Inc. 2016 1st Lien Term Loan 4.75% (3 Month LIBOR + 2.75%), due 11/30/23	1,443,359	1,433,436
Tronox Finance LLC Term Loan B 3.147% (3 Month LIBOR + 3.00%), due 9/22/24	2,243,000	2,228,981
Univar Inc. 2019 USD Term Loan B5 2.147% (1 Month LIBOR + 2.00%), due 11/22/26	594,000	587,812
Venator Materials Corporation Term Loan B 3.147% (3 Month LIBOR + 3.00%), due 8/8/24	1,437,571	1,412,413
Zep Inc. 2017 1st Lien Term Loan 5.00% (3 Month LIBOR + 4.00%), due 8/11/24 (c)	103,828	100,920

		16,601,473

Commercial Services 0.4%
ADMI Corp. 2020 Incremental Term Loan TBD, due 12/23/27	1,500,000	1,499,250
MHI Holdings,LLC Term Loan B 5.147% (1 Month LIBOR + 5.00%), due 9/20/26	897,732	893,243

		2,392,493

Containers, Packaging & Glass 3.9%
Alliance Laundry Systems LLC Term Loan B 4.25% (1 Month LIBOR + 3.50%), due 10/8/27	1,050,000	1,048,906
Altium Packaging LLC Term Loan B 3.147% (1 Month LIBOR + 3.00%), due 6/14/26 (c)	985,050	978,155
Anchor Glass Container Corporation 2017 1st Lien Term Loan 3.75% (3 Month LIBOR + 2.75%), due 12/7/23	2,105,129	1,644,632
Berry Global, Inc. Term Loan Y 2.149% (1 Month LIBOR + 2.00%), due 7/1/26	2,198,844	2,186,201

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
BWAY Holding Company 2017 Term Loan B 3.48% (3 Month LIBOR + 3.25%), due 4/3/24	$2,872,788	$2,772,958
Charter NEX U.S., Inc. 2020 Term Loan 5.00% (1 Month LIBOR + 4.25%), due 12/1/27	853,890	856,914
Clearwater Paper Corporation Term Loan B 3.25% (1 Month LIBOR + 3.00%), due 7/26/26	1,077,083	1,079,776
Consolidated Container Company LLC 2017 1st Lien Term Loan 3.75% (3 Month LIBOR + 2.75%), due 5/22/24	1,935,150	1,927,409
Fort Dearborn Company
2016 1st Lien Term Loan 5.00% (3 Month LIBOR + 4.00%), due 10/19/23	1,412,855	1,404,908
2016 2nd Lien Term Loan 9.50% (3 Month LIBOR + 8.50%), due 10/21/24 (c)(d)	1,000,000	990,000
Graham Packaging Company Inc. Term Loan 4.50% (1 Month LIBOR + 3.75%), due 8/4/27	1,298,051	1,300,485
Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2 5.25% (3 Month LIBOR + 4.25%), due 6/30/22	2,418,750	2,408,671
Pretium PKG Holdings, Inc. 2020 Term Loan 4.75% (1 Month LIBOR + 4.00%), due 11/5/27	866,667	865,583
Reynolds Consumer Products LLC Term Loan 1.897% (1 Month LIBOR + 1.75%), due 2/4/27	1,367,538	1,357,110
Reynolds Group Holdings Inc.
USD 2017 Term Loan 2.897% (3 Month LIBOR + 2.75%), due 2/5/23	583,190	579,691
2020 Term Loan B2 3.397% (1 Month LIBOR + 3.25%), due 2/16/26	625,000	620,183
Tank Holding Corp. 2020 Term Loan 3.397% (1 Month LIBOR + 2.25%), due 3/26/26	2,224,350	2,170,594

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Trident TPI Holdings, Inc. 2017 USD Term Loan B1 4.00% (3 Month LIBOR + 3.00%), due 10/5/24	$724,267	$715,576

		24,907,752

Diversified/Conglomerate Manufacturing 3.9%
Allied Universal Holdco LLC 2019 Term Loan B 4.397% (1 Month LIBOR + 4.25%), due 7/12/26	1,987,481	1,977,544
EWT Holdings III Corp. 2020 Term Loan 2.647% (1 Month LIBOR 2.50%), due 12/20/24	1,966,226	1,958,852
Filtration Group Corporation 2018 1st Lien Term Loan 3.147% (3 Month LIBOR + 3.00%), due 3/29/25	1,777,065	1,755,741
Gardner Denver, Inc. 2020 USD Term Loan B2 1.897% (1 Month LIBOR + 1.75%), due 2/28/27	1,998,644	1,969,022
GYP Holdings III Corp. 2018 Term Loan B 2.897% (3 Month LIBOR + 2.75%), due 6/1/25	1,402,501	1,394,904
Hyster-Yale Group, Inc. Term Loan B 3.397% (3 Month LIBOR + 3.25%), due 5/30/23 (c)(d)	1,329,167	1,302,583
Ingersoll-Rand Services Company 2020 USD Spinco Term Loan 1.897% (1 Month LIBOR + 1.75%), due 2/28/27	866,522	853,679
Iron Mountain, Inc. 2018 Term Loan B 1.897% (3 Month LIBOR + 1.75%), due 1/2/26	1,823,438	1,803,684
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 3.647% (3 Month LIBOR + 3.50%), due 9/6/25	1,073,975	1,040,797
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 3.397% (3 Month LIBOR + 3.25%), due 5/1/25	2,962,838	2,921,359
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 2.647% (1 Month LIBOR 2.50%), due 1/31/27	2,313,425	2,299,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Red Ventures, LLC
2020 Term Loan B2 2.647% (1 Month LIBOR 2.50%), due 11/8/24	$3,008,158	$2,955,515
2020 Term Loan B 4.25% (1 Month LIBOR + 3.50%), due 11/8/24	2,000,000	1,985,000
TRC Companies, Inc. Term Loan 4.50% (3 Month LIBOR + 3.50%), due 6/21/24 (c)	863,681	850,366

		25,068,976

Diversified/Conglomerate Service 4.5%
Applied Systems, Inc.
2017 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 9/19/24	1,915,798	1,913,702
2017 2nd Lien Term Loan 8.00% (3 Month LIBOR + 7.00%), due 9/19/25	460,000	461,438
BidFair MergerRight Inc Term Loan B 6.50% (1 Month LIBOR + 5.50%), due 1/15/27	2,308,922	2,314,694
Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan 3.147% (3 Month LIBOR + 3.00%), due 6/15/25	975,000	948,797
BrightView Landscapes, LLC 2018 1st Lien Term Loan B 2.688% (3 Month LIBOR + 2.50%), due 8/15/25	1,097,520	1,085,631
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 4/27/24	940,256	937,123
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR 2.50%), due 3/1/24	1,488,761	1,480,696
Element Materials Technology Group US Holdings Inc. 2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 6/5/24 (c)	972,455	949,056
Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B 4.75% (1 Month LIBOR + 4.00%), due 12/1/27	1,436,885	1,438,233

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
IRI Holdings, Inc. 2018 1st Lien Term Loan 4.397% (3 Month LIBOR + 4.25%), due 12/3/25	$2,192,595	$2,167,928
Mitchell International, Inc. 2017 1st Lien Term Loan 3.397% (3 Month LIBOR + 3.25%), due 12/1/24	963,839	943,658
MKS Instruments, Inc. 2019 Term Loan B6 1.897% (1 Month LIBOR + 1.75%), due 2/2/26	696,661	690,855
Monitronics International Inc. Takeback Term Loan 7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (c)	951,315	837,157
MX Holdings US, Inc. 2018 USD Term Loan B1C 3.50% (3 Month LIBOR + 2.75%), due 7/25/25	2,195,239	2,196,154
Prime Security Services Borrower, LLC 2019 Term Loan B1 4.25% (1 Month LIBOR + 3.25%), due 9/23/26	3,174,258	3,177,433
TruGreen Limited Partnership 2020 Term Loan 4.75% (1 Month LIBOR + 4.00%), due 11/2/27	2,733,329	2,743,579
Verint Systems Inc. 2018 Term Loan B 2.155% (3 Month LIBOR + 2.00%), due 6/29/24	2,412,500	2,400,437
Verscend Holding Corp. 2018 Term Loan B 4.647% (3 Month LIBOR + 4.50%), due 8/27/25	977,495	975,540
WEX Inc. Term Loan B3 2.397% (3 Month LIBOR + 2.25%), due 5/17/26	955,481	948,315

		28,610,426

Ecological 0.1%
Sophia, L.P. 2020 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.75%), due 10/7/27	686,814	687,100

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics 12.9%
ASG Technologies Group, Inc. 2018 Term Loan 4.50% (3 Month LIBOR + 3.50%), due 7/31/24 (c)	$1,414,962	$1,372,514
Banff Merger Sub Inc 2018 USD Term Loan B 4.397% (3 Month LIBOR + 4.25%), due 10/2/25	2,401,367	2,389,360
Barracuda Networks, Inc. 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.75%), due 2/12/25	1,953,797	1,949,522
Camelot U.S. Acquisition 1 Co.
Term Loan B 3.147% (1 Month LIBOR + 3.00%), due 10/31/26	1,873,184	1,862,413
2020 Incremental Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 10/31/26	1,250,000	1,246,875
Castle US Holding Corporation USD Term Loan B 4.004% (1 Month LIBOR + 3.75%), due 1/31/27	1,435,018	1,403,448
Cologix, Inc. 2017 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 3/21/24	1,915,278	1,888,943
Colorado Buyer Inc (c)
Term Loan B 4.00% (3 Month LIBOR + 3.00%), due 5/1/24	965,000	901,069
2nd Lien Term Loan 8.25% (3 Month LIBOR + 7.25%), due 5/1/25	800,000	624,000
CommScope, Inc. 2019 Term Loan B 3.397% (3 Month LIBOR + 3.25%), due 4/4/26	4,257,356	4,217,065
DCert Buyer, Inc. 2019 Term Loan B 4.147% (3 Month LIBOR + 4.00%), due 10/16/26	1,985,000	1,981,526
Dell International LLC 2019 Term Loan B 2.75% (1 Month LIBOR + 2.00%), due 9/19/25	3,188,384	3,189,153
Diebold, Incorporated 2017 USD Term Loan B 2.938% (3 Month LIBOR + 2.75%), due 11/6/23	642,896	624,413

	Principal Amount	Value
Electronics (continued)
EIG Investors Corp. 2018 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 2/9/23	$2,664,792	$2,661,045
Epicor Software Corporation 2020 Term Loan 5.25% (1 Month LIBOR + 4.25%), due 7/31/27	3,094,446	3,109,918
Finastra USA, Inc.
USD 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 6/13/24	2,687,611	2,628,363
USD 2nd Lien Term Loan 8.25% (3 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,400,584
Flexential Intermediate Corporation 2017 1st Lien Term Loan 3.754% (3 Month LIBOR + 3.50%), due 8/1/24	1,161,000	1,033,704
Flexera Software LLC
2020 Incremental Term Loan TBD, due 1/26/28	998,866	997,618
2018 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 2/26/25	1,414,962	1,408,771
Go Daddy Operating Company, LLC 2017 Repriced Term Loan 1.897% (1 Month LIBOR + 1.75%), due 2/15/24	2,200,950	2,193,154
Hyland Software, Inc.
2018 1st Lien Term Loan 4.25% (1 Month LIBOR + 3.50%), due 7/1/24	3,591,288	3,594,222
2017 2nd Lien Term Loan 7.75% (3 Month LIBOR + 7.00%), due 7/10/25	535,333	535,333
Informatica LLC, 2020 USD Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 2/14/27	992,500	985,056
MA FinanceCo., LLC USD Term Loan B3 2.897% (3 Month LIBOR + 2,75%), due 6/21/24	352,345	346,178
McAfee, LLC 2018 USD Term Loan B 3.898% (3 Month LIBOR + 3.75%), due 9/29/24	4,111,868	4,109,014
MH Sub I, LLC 2017 1st Lien Term Loan 3.647% (3 Month LIBOR + 3.50%), due 9/15/24	3,040,155	2,996,452

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Project Alpha Intermediate Holding, Inc.
2019 Incremental Term Loan B 4.48% (3 Month LIBOR + 4.25%), due 4/26/24	$591,000	$586,568
2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 4/26/24	1,435,128	1,420,178
Project Leopard Holdings, Inc.
2019 Term Loan 5.25% (3 Month LIBOR + 4.25%), due 7/7/23 (c)(d)	983,703	978,784
2018 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 7/7/23	1,088,949	1,084,866
Refinitiv US Holdings Inc. 2018 USD Term Loan 3.397% (1 Month LIBOR + 3.25%), due 10/1/25	1,938,974	1,935,036
Rocket Software, Inc. 2018 Term Loan 4.397% (3 Month LIBOR + 4.25%), due 12/31/25	884,250	874,578
Seattle Spinco, Inc. USD Term Loan B3 2.897% (3 Month LIBOR + 2.75%), due 6/21/24	2,379,469	2,337,829
Solera, LLC USD Term Loan B 2.897% (3 Month LIBOR + 2.75%), due 3/3/23	1,901,808	1,885,696
SS&C Technologies Inc.
2018 Term Loan B3 1.897% (1 Month LIBOR + 1.75%), due 4/16/25	2,095,452	2,068,932
2018 Term Loan B5 1.897% (1 Month LIBOR + 1.75%), due 4/16/25	1,954,269	1,932,012
Surf Holdings, LLC USD Term Loan 3.726% (1 Month LIBOR + 3.50%), due 3/5/27	1,741,250	1,723,402
Tempo Acquisition LLC 2020 Extended Term Loan 3.75% (1 Month LIBOR + 3.25%), due 10/31/26	2,964,813	2,940,724
Tibco Software Inc.
2020 Term Loan B3 3.90% (1 Month LIBOR + 3.75%), due 7/3/26	995,000	978,085

	Principal Amount	Value
Electronics (continued)
Tibco Software Inc. (continued)
2020 2nd Lien Term Loan 7.40% (1 Month LIBOR + 7.25%), due 3/4/28	$400,000	$403,500
Ultimate Software Group Inc(The)
Term Loan B 3.897% (3 Month LIBOR + 3.75%), due 5/3/26	1,728,125	1,725,533
2020 Incremental Term Loan B 4.75% (1 Month LIBOR + 4.00%), due 5/3/26	718,200	721,522
Vertiv Group Corporation Term Loan B 3.153% (1 Month LIBOR + 3.00%), due 3/2/27	1,985,000	1,970,821
VS Buyer, LLC Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 3/2/27	992,500	985,056
Web.com Group, Inc.
2018 Term Loan B 3.898% (3 Month LIBOR + 3.75%), due 10/11/25	953,881	938,977
2018 2nd Lien Term Loan 7.898% (3 Month LIBOR + 7.75%), due 10/11/26	870,841	828,024
Western Digital Corporation 2018 Term Loan B4 1.897% (1 Month LIBOR + 1.75%), due 4/29/23	1,021,810	1,019,000
Xerox Business Services LLC USD Term Loan B 2.647% (3 Month LIBOR + 2.50%), due 12/7/23	1,442,339	1,412,590

		82,401,426

Finance 1.2%
Amentum Government Services Holdings LLC Term Loan B 3.647% (1 Month LIBOR + 3.50%), due 1/31/27	621,875	617,989
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 5.25% (3 Month LIBOR + 4.25%), due 6/21/24	1,665,817	1,622,552
Deerfield Dakota Holding, LLC 2020 USD Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 4/9/27	995,000	995,155
iStar, Inc. 2016 Term Loan B 2.903% (3 Month LIBOR + 2,75%), due 6/28/23	630,585	629,009

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
ON Semiconductor Corporation 2019 Term Loan B 2.147% (1 Month LIBOR + 2.00%), due 9/19/26	$488,800	$489,615
Transplace Holdings, Inc. 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 10/10/24 (c)	1,164,083	1,154,382
USS Ultimate Holdings, Inc. 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 8/25/24	2,040,366	2,036,796

		7,545,498

Healthcare, Education & Childcare 8.0%
Acadia Healthcare Company, Inc. 2018 Term Loan B4 2.647% (3 Month LIBOR + 2.50%), due 2/16/23	717,767	714,537
Agiliti Health, Inc Term Loan 2.938% (3 Month LIBOR + 2.75%), due 1/4/26	884,250	875,407
AHP Health Partners, Inc. 2018 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 6/28/25	1,288,746	1,291,968
Akorn, Inc. 2020 Take Back Term Loan 8.50% (1 Month LIBOR + 7.50%), due 10/1/25	75,632	75,506
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 10/24/23 (c)	805,647	722,817
Alvogen Pharma US, Inc. 2020 Extended Term Loan 6.25% (1 Month LIBOR + 5.25%), due 12/31/23	1,283,715	1,229,157
Amneal Pharmaceuticals LLC 2018 Term Loan B 3.688% (3 Month LIBOR + 3.50%), due 5/4/25	2,193,230	2,132,232
Athenahealth, Inc. 2019 Term Loan B 4.648% (3 Month LIBOR + 4.50%), due 2/11/26	2,228,664	2,224,022
Avantor Funding, Inc. USD Term Loan B3 3.25% (1 Month LIBOR + 2.25%), due 11/21/24	601,841	601,465

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Carestream Dental Equipment, Inc 2017 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 8/7/24	$967,500	$931,219
Carestream Health, Inc.
2020 Extended 2nd Lien PIK Term Loan 5.50% (1 Month LIBOR + 4.50%), due 8/5/23 (e)	1,453,342	1,060,940
2020 Extended Term Loan 7.75% (1 Month LIBOR + 6.75%), due 5/8/23	1,971,156	1,931,733
Compassus Intermediate Inc Term Loan B 6.00% (1 Month LIBOR + 5.00%), due 12/31/26 (c)	1,546,875	1,531,406
Da Vinci Purchaser Corp. 2019 Term Loan 5.00% (1 Month LIBOR + 4.00%), due 1/8/27	1,907,083	1,911,256
DaVita, Inc. 2020 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 8/12/26	1,718,213	1,702,462
Elanco Animal Health Incorporated Term Loan B 1.905% (1 Month LIBOR + 1.75%), due 8/1/27	1,558,573	1,543,312
Emerald TopCo Inc Term Loan 3.714% (1 Month LIBOR + 3.50%), due 7/25/26	2,468,750	2,437,891
Envision Healthcare Corporation 2018 1st Lien Term Loan 3.897% (3 Month LIBOR + 3.75%), due 10/10/25	1,837,500	1,531,249
eResearchTechnology, Inc. 2020 1st Lien Term Loan 5.50% (1 Month LIBOR + 4.50%), due 2/4/27	1,194,000	1,180,269
ExamWorks Group, Inc. 2017 Term Loan 4.25% (3 Month LIBOR + 3.25%), due 7/27/23	2,891,674	2,888,059
Gentiva Health Services, Inc. 2020 Term Loan 3.438% (1 Month LIBOR + 3.25%), due 7/2/25	2,097,737	2,085,501
Grifols Worldwide Operations USA, Inc. USD 2019 Term Loan B 2.102% (1 Month LIBOR + 2.00%), due 11/15/27	990,000	978,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
HCA Inc. Term Loan B12 1.897% (1 Month LIBOR + 1.75%), due 3/13/25	$2,456,282	$2,454,439
Jaguar Holding Company II 2018 Term Loan 3.50% (3 Month LIBOR + 2.50%), due 8/18/22	2,624,095	2,620,159
Ortho-Clinical Diagnostics SA 2018 Term Loan B 3.398% (3 Month LIBOR + 3.25%), due 6/30/25	1,877,607	1,848,437
Pluto Acquisition I, Inc. 2020 Incremental Term Loan B 5.50% (1 Month LIBOR + 5.00%), due 6/20/26	1,100,000	1,100,000
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 3.897% (1 Month LIBOR + 3.75%), due 11/16/25	3,376,733	3,360,376
Select Medical Corporation 2017 Term Loan B 2.53% (3 Month LIBOR + 2.25%), due 3/6/25	3,048,392	3,017,908
Sound Inpatient Physicians 2018 1st Lien Term Loan 2.897% (3 Month LIBOR + 2.75%), due 6/28/25 (c)	487,500	482,625
Team Health Holdings, Inc. 1st Lien Term Loan 3.75% (3 Month LIBOR + 2.75%), due 2/6/24	2,858,072	2,554,402
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.00% (3 Month LIBOR + 3.00%), due 6/23/24	2,304,126	2,250,364

		51,269,627

Home and Office Furnishings, Housewares & Durable Consumer Products 0.2%
Serta Simmons Bedding, LLC 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 11/8/23	3,405,320	1,673,473

Hotels, Motels, Inns & Gaming 4.8%
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 3.895% (3 Month LIBOR + 3.75%), due 2/1/26	2,221,875	2,088,563

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
AP Gaming I, LLC 2018 Incremental Term Loan 4.50% (3 Month LIBOR + 3.50%), due 2/15/24	$1,834,758	$1,748,525
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B 2.897% (3 Month LIBOR + 2.75%), due 12/22/24	1,900,408	1,861,343
2020 Term Loan B1 4.647% (1 Month LIBOR + 4.50%), due 7/20/25	1,047,375	1,047,506
Churchill Downs Incorporated 2017 Term Loan B 2.15% (3 Month LIBOR + 2.00%), due 12/27/24	1,947,330	1,923,962
CityCenter Holdings, LLC 2017 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 4/18/24	2,798,500	2,757,396
Everi Payments Inc. Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 5/9/24	2,955,113	2,917,252
Golden Entertainment, Inc. 2017 1st Lien Term Loan 3.75% (3 Month LIBOR + 3.00%), due 10/20/24	1,600,000	1,560,000
Hilton Worldwide Finance, LLC 2019 Term Loan B2 1.898% (3 Month LIBOR + 1.75%), due 6/21/26	235,804	232,772
PCI Gaming Authority Term Loan 2.647% (1 Month LIBOR + 2.50%), due 5/31/26	658,702	650,571
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 10/15/25	292,706	288,571
Scientific Games International, Inc. 2018 Term Loan B5 2.897% (1 Month LIBOR + 2.75%), due 8/14/24	4,299,212	4,192,807
Station Casinos LLC 2020 Term Loan B 2.50% (1 Month LIBOR + 2.25%), due 2/8/27	1,644,464	1,617,330
UFC Holdings, LLC 2019 Term Loan 4.25% (1 Month LIBOR + 3.25%), due 4/29/26	3,509,565	3,498,159

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 2.464% (1 Month LIBOR + 2.25%), due 5/31/25	$1,962,387	$1,934,423
Wyndham Hotels & Resorts, Inc. Term Loan B 1.897% (3 Month LIBOR + 1.75%), due 5/30/25	2,451,137	2,417,872

		30,737,052

Insurance 2.8%
Acrisure, LLC 2020 Term Loan B 3.647% (1 Month LIBOR + 3.50%), due 2/15/27	984,943	964,998
AmWINS Group, Inc. 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 1/25/24	1,902,555	1,898,879
AssuredPartners, Inc. 2020 Term Loan B 3.647% (1 Month LIBOR + 3.50%), due 2/13/27	3,189,299	3,138,803
Asurion LLC
2018 Term Loan B6 3.147% (1 Month LIBOR + 3.00%), due 11/3/23	1,095,062	1,089,416
2018 Term Loan B7 3.147% (1 Month LIBOR + 3.00%), due 11/3/24	457,031	453,175
2017 2nd Lien Term Loan 6.647% (3 Month LIBOR + 6.50%), due 8/4/25	908,081	913,189
Hub International Limited 2018 Term Loan B 2.965% (1 Month LIBOR + 2.75%), due 4/25/25	1,418,976	1,391,724
NFP Corp. 2020 Term Loan 3.397% (1 Month LIBOR + 3.25%), due 2/13/27	1,448,925	1,416,023
Ryan Specialty Group, LLC Term Loan 4.00% (1 Month LIBOR + 3.25%), due 9/1/27	997,500	993,759
Sedgwick Claims Management Services, Inc.
2018 Term Loan B 3.397% (3 Month LIBOR + 3.25%), due 12/31/25	1,952,594	1,919,238

	Principal Amount	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc. (continued)
2019 Term Loan B 4.147% (3 Month LIBOR + 4.00%), due 9/3/26	$985,000	$982,538
USI, Inc. 2017 Repriced Term Loan 3.254% (3 Month LIBOR + 3.00%), due 5/16/24	2,902,500	2,858,359

		18,020,101

Leisure, Amusement, Motion Pictures & Entertainment 2.5%
Alterra Mountain Company Term Loan B1 2.897% (1 Month LIBOR + 2.75%), due 7/31/24	3,424,357	3,361,578
Boyd Gaming Corporation Term Loan B3 2.352% (3 Month LIBOR + 2.25%), due 9/15/23	1,401,960	1,388,941
Creative Artists Agency, LLC 2019 Term Loan B 3.897% (1 Month LIBOR + 3.75%), due 11/26/26	1,485,000	1,463,785
Fitness International, LLC
2018 Term Loan A 4.25% (1 Month LIBOR + 3.25%), due 1/8/25	1,211,250	1,078,013
2018 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 4/18/25	270,764	242,266
Life Time Fitness Inc 2017 Term Loan B 3.75% (3 Month LIBOR + 2,75%), due 6/10/22	1,766,456	1,713,463
Lions Gate Capital Holdings LLC 2018 Term Loan B 2.397% (3 Month LIBOR + 2.25%), due 3/24/25	1,032,730	1,015,948
Marriott Ownership Resorts, Inc. 2019 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 8/31/25	1,481,269	1,445,471
TKC Holdings, Inc. 2017 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 2/1/23	2,005,958	1,964,335
William Morris Endeavor Entertainment, LLC 2018 1st Lien Term Loan 2.90% (3 Month LIBOR + 2,75%), due 5/18/25	2,646,259	2,424,635

		16,098,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.1%
Advanced Drainage Systems Inc Term Loan B 2.438% (1 Month LIBOR + 2.25%), due 9/24/26	$474,643	$473,258
Altra Industrial Motion Corp. 2018 Term Loan B 2.147% (3 Month LIBOR + 2.00%), due 10/1/25	1,890,713	1,885,986
Columbus McKinnon Corporation 2018 Term Loan B 3.50% (3 Month LIBOR + 2.50%), due 1/20/24	879,591	877,392
CPM Holdings, Inc.
2018 1st Lien Term Loan 3.909% (3 Month LIBOR + 3.75%), due 11/15/25	1,470,000	1,423,604
2018 2nd Lien Term Loan 8.409% (3 Month LIBOR + 8.25%), due 11/15/26 (c)	1,000,000	925,000
Welbilt, Inc. 2018 Term Loan B 2.645% (3 Month LIBOR + 2.50%), due 10/23/25	1,284,178	1,215,154

		6,800,394

Manufacturing 0.1%
CP Atlas Buyer, Inc.
2020 Term Loan B1 5.25% (1 Month LIBOR + 4.50%), due 11/23/27	375,000	375,117
2020 Delayed Draw Term Loan B2 5.25% (1 Month LIBOR + 4.50%), due 11/23/27	125,000	125,039
Weber-Stephen Products LLC Term Loan B 4.00% (1 Month LIBOR + 3.25%), due 10/30/27	360,000	360,128

		860,284

Mining, Steel, Iron & Non-Precious Metals 1.3%
American Rock Salt Company LLC 2018 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 3/21/25	1,607,402	1,606,397
Covia Holdings Corporation 2020 PIK Take Back Exit Term Loan 5.00% (1 Month LIBOR + 4.00%), due 7/31/26 (c)(d)	709,736	687,154
Gates Global LLC 2017 USD Repriced Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 3/31/24	1,956,025	1,948,690

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
GrafTech Finance, Inc. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 2/12/25	$1,316,607	$1,313,316
MRC Global (US) Inc. 2018 1st Lien Term Loan B 3.147% (3 Month LIBOR + 3.00%), due 9/22/24	1,454,884	1,396,689
U.S. Silica Company 2018 Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 5/1/25	1,458,571	1,276,249

		8,228,495

Oil & Gas 1.5%
Apergy Corporation 2018 1st Lien Term Loan 2.688% (1 Month LIBOR + 2.50%), due 5/9/25 (c)	202,410	198,298
Buckeye Partners, L.P. 2019 Term Loan B 2.897% (1 Month LIBOR + 2.75%), due 11/1/26	1,364,688	1,360,707
Fleet U.S. Bidco Inc. Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 10/7/26	1,234,375	1,222,031
GIP III Stetson I, L.P 2018 Term Loan B 4.397% (3 Month LIBOR + 4.25%), due 7/18/25 (c)	1,535,892	1,368,864
Keane Group Holdings, LLC 2018 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 5/25/25	975,000	936,000
Lucid Energy Group II Borrower, LLC 2018 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 2/18/25	1,361,500	1,293,425
Medallion Midland Acquisition, LLC 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 10/30/24	582,000	569,633
PES Holdings, LLC 2018 Term Loan C 3.00% (3 Month LIBOR + 3.00%), due 12/31/22 (c)(d)(f)	1,100,506	88,040
Prairie ECI Acquiror LP Term Loan B 4.897% (3 Month LIBOR + 4.75%), due 3/11/26	1,185,525	1,154,108

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Traverse Midstream Partners LLC 2017 Term Loan 6.50% (1 Month LIBOR + 5.50%), due 9/27/24	$1,253,609	$1,230,627

		9,421,733

Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc. Term Loan B4 2.147% (3 Month LIBOR + 2.00%), due 1/26/24	411,941	412,198

Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan 2.147% (1 Month LIBOR + 2.00%), due 1/15/27	1,718,150	1,700,252
SRAM, LLC 2018 Term Loan B 3.75% (3 Month LIBOR + 2,75%), due 3/15/24	689,018	686,434
Varsity Brands, Inc. 2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 12/15/24	1,940,049	1,863,660

		4,250,346

Personal Transportation 0.3%
SkyMiles IP Ltd. 2020 Skymiles Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 10/20/27	1,185,714	1,227,214
Uber Technologies, Inc. 2018 Incremental Term Loan 3.647% (3 Month LIBOR + 3.50%), due 7/13/23	578,345	576,487

		1,803,701

Personal, Food & Miscellaneous Services 1.7%
Aramark Services, Inc. 2018 Term Loan B3 1.895% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,663	2,151,559
IRB Holding Corp
2020 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 2/5/25	2,436,036	2,412,284
2020 Fourth Amendment Incremental Term Loan 4.25% (1 Month LIBOR + 3.25%), due 12/15/27	1,166,667	1,164,917

	Principal Amount	Value
Personal, Food & Miscellaneous Services (continued)
KFC Holding Co. 2018 Term Loan B 1.908% (3 Month LIBOR + 1.75%), due 4/3/25	$1,884,061	$1,870,519
Uber Technologies, Inc. 2018 Term Loan 5.00% (3 Month LIBOR + 4.00%), due 4/4/25	1,745,524	1,752,433
Weight Watchers International, Inc. 2017 Term Loan B 5.50% (3 Month LIBOR + 4.75%), due 11/29/24	1,390,915	1,387,727

		10,739,439

Printing & Publishing 0.5%
Getty Images, Inc. 2019 USD Term Loan B 4.688% (3 Month LIBOR + 4.50%), due 2/19/26	1,474,522	1,450,561
McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 5/4/22	1,114,796	1,083,144
Severin Acquisition, LLC 2018 Term Loan B 3.404% (1 Month LIBOR + 3.25%), due 8/1/25	967,595	951,468

		3,485,173

Radio and TV Broadcasting 0.2%
Nielsen Finance LLC USD Term Loan B4 2.146% (3 Month LIBOR + 2.00%), due 10/4/23	1,198,625	1,193,299

Retail Store 2.0%
Alphabet Holding Company, Inc. 2017 1st Lien Term Loan 3.647% (3 Month LIBOR + 3.50%), due 9/28/24	2,031,750	2,011,855
Bass Pro Group, LLC Term Loan B 5.75% (3 Month LIBOR + 5.00%), due 9/25/24	1,910,192	1,912,878
Belk, Inc. 2019 Term Loan B 7.75% (1 Month LIBOR + 6.75%), due 7/31/25	1,326,415	459,271
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 2.154% (1 Month LIBOR + 2.00%), due 2/3/24	1,770,818	1,767,940

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
EG America LLC 2018 USD Term Loan 4.254% (3 Month LIBOR + 4.00%), due 2/5/25	$1,458,770	$1,441,056
Harbor Freight Tools USA, Inc. 2020 Term Loan B 4.00% (1 Month LIBOR + 3.25%), due 10/19/27	869,710	868,539
LBM Acquisition LLC
Delayed Draw Term Loan TBD, due 12/9/27	155,556	155,478
Term Loan B TBD, due 12/17/27	700,000	699,650
Party City Holdings Inc. 2018 Term Loan B 3.25% (3 Month LIBOR + 2.50%), due 8/19/22	789,632	729,423
Petco Animal Supplies, Inc. 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 1/26/23	1,443,575	1,383,626
Sally Holdings, LLC Term Loan B2 4.50%, due 7/5/24	945,004	939,492
White Cap Buyer LLC Term Loan B 4.50% (1 Month LIBOR + 4.00%), due 10/19/27	500,000	499,479

		12,868,687

Software 0.2%
Dun & Bradstreet Corp. Term Loan TBD, due 2/6/26	1,200,000	1,198,800

Telecommunications 2.4%
Avaya, Inc. 2018 Term Loan B 4.409% (3 Month LIBOR + 4.25%), due 12/15/24	1,345,545	1,347,227
CenturyLink, Inc. 2020 Term Loan B 2.397% (1 Month LIBOR + 2.25%), due 3/15/27	2,715,019	2,679,949
CSC Holdings, LLC 2019 Term Loan B5 2.659% (1 Month LIBOR + 2.50%), due 4/15/27	3,672,870	3,636,142

	Principal Amount	Value
Telecommunications (continued)
Level 3 Financing Inc. 2019 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 3/1/27	$1,500,000	$1,475,089
SBA Senior Finance II LLC 2018 Term Loan B 1.90% (1 Month LIBOR + 1.75%), due 4/11/25	1,789,765	1,768,064
West Corporation 2017 Term Loan 5.00% (3 Month LIBOR + 4.00%), due 10/10/24	1,710,854	1,653,646
Zayo Group Holdings, Inc. USD Term Loan 3.147% (1 Month LIBOR + 3.00%), due 3/9/27	2,598,136	2,577,468

		15,137,585

Utilities 4.9%
Astoria Energy LLC 2020 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/10/27	1,292,789	1,284,709
Brookfield WEC Holdings Inc. 2020 Term Loan 3.75% (1 Month LIBOR + 3.00%), due 8/1/25	2,942,462	2,932,479
Calpine Corporation Term Loan B9 2.40% (1 Month LIBOR + 2.25%), due 4/1/26	3,102,750	3,078,186
Compass Power Generation LLC 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 12/20/24	624,209	606,263
Edgewater Generation, LLC Term Loan 3.897% (3 Month LIBOR + 3.75%), due 12/13/25	3,870,871	3,785,591
ExGen Renewables IV, LLC
2020 Term Loan 3.75% (1 Month LIBOR + 2.75%), due 12/11/27	1,509,000	1,509,629
Granite Acquisition Inc.
Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 9/19/22	3,667,081	3,672,809
2nd Lien Term Loan B 8.25% (3 Month LIBOR + 7.25%), due 12/19/22	696,328	692,411

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Granite Generation LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 11/7/26	$3,320,499	$3,323,092
Hamilton Projects Acquiror, LLC Term Loan B 5.75% (1 Month LIBOR + 4.75%), due 6/26/27	2,487,500	2,489,987
Helix Gen Funding, LLC Term Loan B 4.75% (3 Month LIBOR + 3.75%), due 6/3/24	2,643,573	2,541,795
Pacific Gas & Electric Company 2020 Term Loan 5.50% (1 Month LIBOR + 4.50%), due 6/23/25	1,741,250	1,759,389
Southeast PowerGen, LLC Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 12/2/21	403,024	372,797
Vistra Operations Company LLC 1st Lien Term Loan B3 1.897% (1 Month LIBOR + 1.75%), due 12/31/25	3,151,970	3,140,806

		31,189,943

Total Floating Rate Loans (Cost $516,552,831)		506,054,548

Foreign Floating Rate Loans 10.6% (b)
Aerospace & Defense 0.5%
AI Convoy (Luxembourg) S.A.R.L. USD Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 1/20/27	868,438	866,538
GFL Environmental Inc. 2020 Term Loan 3.50% (1 Month LIBOR + 3.00%), due 5/31/25	1,250,000	1,250,521
Kestrel Bidco Inc. Term Loan B 4.00% (3 Month LIBOR + 3.00%), due 12/11/26	1,237,500	1,183,801

		3,300,860

Beverage, Food & Tobacco 0.9%
Froneri International Ltd. 2020 USD Term Loan 2.397% (1 Month LIBOR + 2.25%), due 1/31/27	1,477,575	1,461,322

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
JBS USA Lux S.A. 2019 Term Loan B 2.147% (1 Month LIBOR + 2.00%), due 5/1/26	$2,601,436	$2,575,421
Sunshine Investments B.V. USD Term Loan B3 3.471% (3 Month LIBOR + 3.25%), due 3/28/25	1,980,000	1,963,912

		6,000,655

Broadcasting & Entertainment 0.6%
Altice France S.A.
USD Term Loan B12 3.846% (3 Month LIBOR + 3.688%), due 1/31/26	969,976	959,973
2018 Term Loan B13 4.237% (3 Month LIBOR + 4.00%), due 8/14/26	1,225,000	1,216,067
Numericable Group SA USD Term Loan B11 2.897% (3 Month LIBOR + 2.75%), due 7/31/25	1,900,419	1,857,660

		4,033,700

Chemicals, Plastics & Rubber 1.4%
Allnex (Luxembourg) & Cy S.C.A. 4.00% (3 Month LIBOR + 3.25%), due 9/13/23 (c)	961,329	952,516
Alpha 3 B.V. 2017 Term Loan B1 4.00% (3 Month LIBOR + 3.00%), due 1/31/24	1,724,827	1,716,203
Diamond (BC) B.V. USD Term Loan 3.214% (3 Month LIBOR + 3.00%), due 9/6/24	1,616,667	1,589,892
Flint Group GmbH 0.75% (3 Month LIBOR + 4.25%), due 9/7/21 (c)	289,038	269,769
Oxea Holding Drei GmbH 2017 USD Term Loan B2 3.75% (3 Month LIBOR + 3.50%), due 10/12/24	2,250,000	2,211,563
Starfruit Finco B.V. 2018 USD Term Loan B 3.153% (1 Month LIBOR + 3.00%), due 10/1/25	2,153,597	2,125,601

		8,865,544

Diversified/Conglomerate Manufacturing 0.3%
AI Ladder (Luxembourg) Subco S.a r.l. 4.647% (3 Month LIBOR + 4.50%), due 7/2/25 (c)	793,415	786,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Bright Bidco B.V. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 6/30/24	$1,930,074	$1,111,668

		1,898,141

Ecological 0.1%
GFL Environmental Inc. 2018 USD Term Loan B TBD (3 Month LIBOR + 3.00%), due 5/31/25	802,161	802,161

Electronics 1.0%
ION Trading Technologies S.a.r.l. USD Incremental Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 11/21/24	1,454,580	1,449,125
Oberthur Technologies S.A. 4.004% (3 Month LIBOR + 3.75%), due 1/10/24	1,083,976	1,061,393
SS&C European Holdings Sarl 2018 Term Loan B4 1.897% (1 Month LIBOR + 1.75%), due 4/16/25	1,621,412	1,600,892
Trader Corporation 2017 Term Loan B 4.00% (3 Month LIBOR + 3.00%), due 9/28/23	2,283,127	2,266,003

		6,377,413

Healthcare, Education & Childcare 1.7%
Auris Luxembourg III S.a.r.l. 3.897% (3 Month LIBOR + 3.75%), due 2/21/26	1,161,760	1,118,194
Bausch Health Companies Inc. 2018 Term Loan B 3.148% (3 Month LIBOR + 3.00%), due 6/1/25	4,663,400	4,640,811
Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B 5.00% (3 Month LIBOR + 4.25%), due 4/27/24	2,258,509	2,220,397
Mallinckrodt International Finance S.A. USD Term Loan B 5.50% (3 Month LIBOR + 4.75%), due 9/24/24	1,037,006	974,785
Sunshine Luxembourg VII SARL USD Term Loan B1 5.00% (1 Month LIBOR + 4.00%), due 10/2/26	1,584,000	1,586,829

		10,541,016

	Principal Amount	Value
Hotels, Motels, Inns & Gaming 0.5%
Four Seasons Hotels Limited New 1st Lien Term Loan 2.147% (3 Month LIBOR + 2.00%), due 11/30/23	$1,447,052	$1,433,260
GVC Holdings (Gibraltar) Limited 3.25% (1 Month LIBOR + 2.25%), due 3/16/24	1,463,637	1,464,247
Stars Group Holdings B.V. 2018 USD Incremental Term Loan 3.754% (3 Month LIBOR + 3.50%), due 7/10/25	383,133	384,251

		3,281,758

Leisure, Amusement, Motion Pictures & Entertainment 1.0%
Bombardier Recreational Products, Inc. 2020 Term Loan 2.147% (1 Month LIBOR + 2.00%), due 5/24/27	3,315,415	3,275,355
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan 3.50% (3 Month LIBOR + 2.50%), due 2/1/24	2,568,089	2,534,917
DHX Media Ltd. Term Loan B 5.25% (1 Month LIBOR + 4.25%), due 12/29/23	698,207	679,587

		6,489,859

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Titan Acquisition Limited 2018 Term Loan B 3.267% (3 Month LIBOR + 3.00%), due 3/28/25	1,823,433	1,775,568

Oil & Gas 0.2%
NorthRiver Midstream Finance LP 2018 Term Loan B 3.475% (3 Month LIBOR + 3.25%), due 10/1/25	1,173,000	1,151,006

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Company Term Loan B4 1.897% (1 Month LIBOR + 1.75%), due 11/19/26	2,164,854	2,126,293
Jacobs Douwe Egberts International B.V. 2018 USD Term Loan B 2.188% (3 Month LIBOR + 2.00%), due 11/1/25	2,629,751	2,614,959

		4,741,252

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Printing & Publishing 0.5%
Springer Nature Deutschland GmbH USD Term Loan B16 4.50% (1 Month LIBOR + 3.50%), due 8/14/24	$2,837,963	$2,832,895

Retail Store 0.1%
EG Group Limited 2018 USD Term Loan B 4.254% (3 Month LIBOR + 4.00%), due 2/5/25	672,089	663,928

Telecommunications 0.8%
Connect Finco Sarl Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 12/12/26	1,985,000	1,991,451
Intelsat Jackson Holdings S.A.
2020 DIP Term Loan 6.50% (1 Month LIBOR + 5.50%), due 7/13/21	241,525	246,054
2017 Term Loan B3 8.00% (1 Month LIBOR + 4.75%), due 11/27/23	1,639,180	1,654,206
Telesat Canada Term Loan B5 2.90% (1 Month LIBOR + 2.75%), due 12/6/26	1,220,447	1,207,076

		5,098,787

Total Foreign Floating Rate Loans (Cost $69,275,019)		67,854,543

Total Long-Term Bonds (Cost $613,527,266)		603,284,454

	Shares
Affiliated Investment Company 0.4%
Fixed Income Fund 0.4%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	2,453,527

Total Affiliated Investment Company (Cost $2,466,264)		2,453,527

Common Stocks 0.1%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (c)(d)(g)(h)	94,456	0
Millennium Corporate Trust (c)(d)(g)(h)	1,243	0

	Shares	Value
Communications Equipment (continued)
Millennium Lender Trust (c)(d)(g)(h)	1,324	$0

		0

Metals & Mining 0.1%
AFGlobal Corp. (c)(d)(g)(h)	45,694	668,960

Mining, Steel, Iron & Non-Precious Metals 0.1%
Covia Holdings Corporation (c)(d)(g)	70,445	505,882

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (c)(d)(g)(h)	122,031	78,100
Philadelphia Energy Solutions, Inc., Class A (c)(d)(g)(h)	52,608	0
Summit Midstream Partners L.P. (h)	8,438	105,391

		183,491

Pharmaceuticals 0.0%‡
Akorn, Inc. (c)(d)(g)(h)	6,439	83,707

Total Common Stocks (Cost $3,229,809)		1,442,040

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (c)(d)(g)(h)	57,684	62,876

Total Rights (Cost $47,301)		62,876

	Number of Warrants
Warrants 0.0%‡
Health Care Equipment & Supplies 0.0%‡
Carestream Health, Inc. Expires 12/31/21 (c)(d)(g)(h)	29	0

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (c)(d)(g)(h)
1st Lien Warrants Expires 3/30/30	11,684	117
2nd Lien Tranche A Expires 3/30/30	15,022	150
2nd Lien Tranche B Expires 3/30/30	31,000	310

		577

Real Estate 0.0%‡
Thaihot Investment Co. Expires 27/11/12 (c)(d)(g)(h)	22	0

Total Warrants (Cost $6,398)		577

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Short-Term Investments 5.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.00%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $4,166,280 (Collateralized by a United States Treasury Note with rate of 0.00% and maturity date 5/11/21, with a Principal Amount of $4,251,100 and a Market Value of $4,249,629)	$4,166,280	$4,166,280

Total Repurchase Agreement (Cost $4,166,280)		4,166,280

U.S. Government & Federal Agencies 5.0% (h)
0.065%, due 1/28/21	17,314,000	17,313,169
0.074%, due 2/4/21	1,251,000	1,250,914
0.076%, due 1/21/21	1,964,000	1,963,918
0.079%, due 1/21/21	6,842,000	6,841,705
0.088%, due 1/21/21	3,536,000	3,535,830
0.089%, due 2/4/21	1,284,000	1,283,894

Total U.S. Government & Federal Agencies (Cost $32,189,430)		32,189,430

Total Short-Term Investments (Cost $36,355,710)		36,355,710

Total Investments (Cost $655,632,748)	100.7%	643,599,184
Other Assets, Less Liabilities	(0.7)	(4,550,628)
Net Assets	100.0%	$639,048,556

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(c)

Illiquid security—As of December 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $30,731,614, which represented 4.8% of the Portfolio’s net assets. (Unaudited)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in default.
(g)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2020, the total market value of fair valued securities was $2,087,256, which represented 0.3% of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$29,375,363	$—	$29,375,363
Floating Rate Loans (b)	—	499,237,392	6,817,156	506,054,548
Foreign Floating Rate Loans	—	67,854,543	—	67,854,543

Total Long-Term Bonds	—	596,467,298	6,817,156	603,284,454

Affiliated Investment Company
Fixed Income Funds	2,453,527	—	—	2,453,527
Common Stocks (c)	105,391	—	1,336,649	1,442,040
Rights (d)	—	—	62,876	62,876
Warrants (e)	—	—	577	577
Short-Term Investments
Repurchase Agreements	—	4,166,280	—	4,166,280
U.S. Government & Federal Agencies	—	32,189,430	—	32,189,430

Total Short-Term Investments	—	36,355,710	—	36,355,710

Total Investments in Securities	$2,558,918	$632,823,008	$8,217,258	$643,599,184

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $6,130,002 within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $668,960, $505,882, $78,100 and $83,707 are held in Communications Equipment, Metals & Mining, Mining, Steel, Iron & Non-Precious Metals Oil, Gas & Consumable Fuels and Pharmaceuticals, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $62,876 is held in Independent Power & Renewable Electricity Producers within the Right section of the Portfolio of Investments.

(e)	The Level 3 security valued at $0, $577 and $0 is held in Health Care Equipment & Supplies & Consumable Fuels & Real Estate within the Warrants section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Long-Term Bonds
Floating Rate Loans	$12,006,938	$42,261	$(772,971)	$306,367	$761,103	$(5,226,315)	$7,196,548	$(7,496,775)	$6,817,156	$(365,084)
Common Stocks	2,853,761	(1)	(360,292)	(1,713,269)	101,869	(3,029)	457,610	—	1,336,649	(1,713,269)
Preferred Stocks	—	—	(227,580)	227,580	—	—	—	—	—	227,580
Rights	59,991	—	—	2,885	—	—	—	—	62,876	2,885
Warrants	3,684	—	—	(3,107)	—	—	—	—	577	(3,107)

Total	$14,924,374	$42,260	$(1,360,843)	$(1,179,544)	$862,972	$(5,229,344)	$7,654,158	$(7,496,775)	$8,217,258	$(1,850,995)

(a)	Sales include principal reductions.

As of December 31, 2020, securities with a market value of $7,654,158 transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2019, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

As of December 31, 2020, securities with a market value of $7,496,775 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2019, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities, at value (identified cost $653,166,484)	$641,145,657
Investment in affiliated investment company, at value (identified cost $2,466,264)	2,453,527
Receivables:
Interest	2,417,475
Investment securities sold	1,350,143
Portfolio shares sold	160,046

Total assets	647,526,848

Liabilities
Payables:
Investment securities purchased	7,700,060
Manager (See Note 3)	323,222
Portfolio shares redeemed	228,721
NYLIFE Distributors (See Note 3)	104,738
Professional fees	66,415
Shareholder communication	31,513
Custodian	11,754
Trustees	773
Accrued expenses	11,096

Total liabilities	8,478,292

Net assets	$639,048,556

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,474
Additional paid-in capital	692,760,150

692,832,624
Total distributable earnings (loss)	(53,784,068)

Net assets	$639,048,556

Initial Class
Net assets applicable to outstanding shares	$142,403,152

Shares of beneficial interest outstanding	16,159,690

Net asset value per share outstanding	$8.81

Service Class
Net assets applicable to outstanding shares	$496,645,404

Shares of beneficial interest outstanding	56,314,339

Net asset value per share outstanding	$8.82

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$29,541,325
Dividends-affiliated	157,689
Securities lending	130
Other	24

Total income	29,699,168

Expenses
Manager (See Note 3)	4,038,346
Distribution/Service—Service Class (See Note 3)	1,274,155
Professional fees	148,920
Shareholder communication	62,401
Custodian	49,256
Trustees	17,427
Miscellaneous	62,784

Total expenses	5,653,289

Net investment income (loss)	24,045,879

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,985,458)
Affiliated investment company transactions	(296,602)

Net realized gain (loss)	(17,282,060)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,820,365)
Affiliated investments	(27,713)
Unfunded commitments	(12,591)

Net change in unrealized appreciation (depreciation)	(1,860,669)

Net realized and unrealized gain (loss)	(19,142,729)

Net increase (decrease) in net assets resulting from operations	$4,903,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,045,879	$40,304,993
Net realized gain (loss)	(17,282,060)	(5,894,461)
Net change in unrealized appreciation (depreciation)	(1,860,669)	30,016,459

Net increase (decrease) in net assets resulting from operations	4,903,150	64,426,991

Distributions to shareholders:
Initial Class	(6,228,271)	(11,829,497)
Service Class	(17,934,955)	(28,371,764)

Total distributions to shareholders	(24,163,226)	(40,201,261)

Capital share transactions:
Net proceeds from sale of shares	67,930,271	184,315,713
Net asset value of shares issued to shareholders in reinvestment of distributions	24,163,559	40,196,195
Cost of shares redeemed	(218,800,676)	(262,498,887)

Increase (decrease) in net assets derived from capital share transactions	(126,706,846)	(37,986,979)

Net increase (decrease) in net assets	(145,966,922)	(13,761,249)

Net Assets
Beginning of year	785,015,478	798,776,727

End of year	$639,048,556	$785,015,478

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018		2017	2016

Net asset value at beginning of year	$8.93	$8.66	$9.08		$9.11	$8.74

Net investment income (loss) (a)	0.32	0.44	0.43		0.39	0.35

Net realized and unrealized gain (loss) on investments	(0.12)	0.27	(0.42)		(0.03)	0.37

Total from investment operations	0.20	0.71	0.01		0.36	0.72

Less distributions:

From net investment income	(0.32)	(0.44)	(0.43)		(0.39)	(0.35)

Net asset value at end of year	$8.81	$8.93	$8.66		$9.08	$9.11

Total investment return (b)	2.45%	8.48%	(0.00	%)‡,(c)	3.98%	8.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.81%	4.98%	4.75%		4.21%	3.94	%(d)

Net expenses (e)	0.65%	0.65%	0.65%		0.64%	0.64	%(f)

Portfolio turnover rate	19%	35%	29%		52%	36%

Net assets at end of year (in 000’s)	$142,403	$205,596	$187,285		$259,054	$287,373

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2020	2019	2018		2017	2016

Net asset value at beginning of year	$8.94	$8.67	$9.09		$9.12	$8.75

Net investment income (loss) (a)	0.30	0.42	0.41		0.36	0.33

Net realized and unrealized gain (loss) on investments	(0.12)	0.27	(0.42)		(0.03)	0.37

Total from investment operations	0.18	0.69	(0.01)		0.33	0.70

Less distributions:

From net investment income	(0.30)	(0.42)	(0.41)		(0.36)	(0.33)

Net asset value at end of year	$8.82	$8.94	$8.67		$9.09	$9.12

Total investment return (b)	2.20%	8.19%	(0.25	%)(c)	3.71%	8.18%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.50%	4.73%	4.52%		3.96%	3.68	%(d)

Net expenses (e)	0.90%	0.90%	0.90%		0.89%	0.89	%(f)

Portfolio turnover rate	19%	35%	29%		52%	36%

Net assets at end of year (in 000’s)	$496,645	$579,419	$611,492		$581,596	$582,341

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

34	MainStay VP Floating Rate Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2020, are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

35

Notes to Financial Statements (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments was determined as of December 31, 2020, and can change at any time. Illiquid investments as of December 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly.

36	MainStay VP Floating Rate Portfolio

These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2020, are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2020, rights and warrants are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the

37

Notes to Financial Statements (continued)

Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

38	MainStay VP Floating Rate Portfolio

New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2020, the effective management fee rate was 0.60%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,038,346 and paid the Subadvisor in the amount of $2,019,173.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$5,795	$	$(3,016)	$(297)	$(28)	$2,454	$158	$—	437

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$655,644,943	$2,648,058	$(14,693,817)	$(12,045,759)

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,032,156	$(42,496,402)	$(274,063)	$(12,045,759)	$(53,784,068)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to interest accrual on defaulted securities.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $42,496,402, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$4,592	$37,905

39

Notes to Financial Statements (continued)

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$24,163,226	$—	$40,201,261	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were $121,968 and $252,699, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	902,443	$7,694,804
Shares issued to shareholders in reinvestment of distributions	735,186	6,228,563
Shares redeemed	(8,502,000)	(70,651,192)

Net increase (decrease)	(6,864,371)	$(56,727,825)

Year ended December 31, 2019:
Shares sold	11,418,903	$101,545,387
Shares issued to shareholders in reinvestment of distributions	1,331,142	11,829,405
Shares redeemed	(11,353,655)	(100,606,569)

Net increase (decrease)	1,396,390	$12,768,223

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	7,072,308	$60,235,467
Shares issued to shareholders in reinvestment of distributions	2,112,090	17,934,996
Shares redeemed	(17,706,501)	(148,149,484)

Net increase (decrease)	(8,522,103)	$(69,979,021)

Year ended December 31, 2019:
Shares sold	9,297,982	$82,770,326
Shares issued to shareholders in reinvestment of distributions	3,188,963	28,366,790
Shares redeemed	(18,208,049)	(161,892,318)

Net increase (decrease)	(5,721,104)	$(50,755,202)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well

40	MainStay VP Floating Rate Portfolio

as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Floating Rate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate006Dent, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

42	MainStay VP Floating Rate Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the

MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that

44	MainStay VP Floating Rate Portfolio

New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

46	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay VP Floating Rate Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

49

Board of Trustees and Officer (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay VP Floating Rate Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803526	MSVPFR11-02/21 (NYLIAC) NI518

MainStay VP MacKay Unconstrained

Bond Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	4/29/2011	6.12%	4.81%	4.08%	0.77%
Service Class Shares	4/29/2011	5.86	4.55	3.82	1.02

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51%	4.44%	3.79%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[4]	1.08	1.50	0.92
Morningstar Nontraditional Bond Category Average[5]	3.29	3.52	2.31

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,063.40	$3.22	$1,022.02	$3.15	0.62%

Service Class Shares	$1,000.00	$1,062.10	$4.51	$1,020.76	$4.42	0.87%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡ Less than one-tenth of a percent.

Top Ten Issuers as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–0.875%, due 7/15/28–1/15/30

2.	Bank of America Corp., 2.676%–8.57%, due 12/20/23–6/19/41

3.	Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, 1.998%–6.498%, due 9/25/28–2/25/50

4.	Morgan Stanley, 3.847%–5.00%, due 4/15/21–11/24/25

5.	Wells Fargo Commercial Mortgage Trust, 2.787%–4.058%, due 6/15/36–10/15/52
6.	JPMorgan Chase & Co., 2.956%–4.60%, due 2/1/25–5/13/31

7.	BX Trust, 0.959%–4.076%, due 5/15/30–12/9/41

8.	Fannie Mae Connecticut Avenue Securities, 3.798%–5.848%, due 4/25/28–9/25/29

9.	Marathon Petroleum Corp., 4.50%–5.125%, due 5/1/23–12/15/26

10.	FREMF Mortgage Trust, 3.498%–3.935%, due 6/25/45–11/25/47

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Joseph Cantwell, Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP MacKay Unconstrained Bond Portfolio returned 6.12% for Initial Class shares and 5.86% for Service Class shares. Over the same period, both share classes underperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and outperformed the 1.08% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2020, both share classes outperformed the 3.29% return of the Morningstar Nontraditional Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index largely due to the Portfolio’s relatively low duration2 profile. Longer-duration, higher-quality bonds rallied after the U.S. Federal Reserve (“Fed”) dramatically cut rates in the first quarter of 2020 in response to the economic disruption caused by the COVID-19 pandemic.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Most fixed-income markets dropped sharply in the first quarter of 2020, impacting the entire reporting period as it became increasingly evident that the COVID-19 virus was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than U.S. Treasury securities, nearly all asset classes saw steep losses during the first quarter, including gold, which is usually a haven during times of uncertainty. The Portfolio was underweight treasuries during the first quarter and so performance was negatively impacted.

Toward the end of the first quarter, the Fed announced that it would begin buying investment-grade corporate bonds and ETFs, reversing the stress in the credit markets and leading to a robust recovery in the second quarter, which continued into year-end. Our portfolio benefited during the recovery from select credit purchases as the recovery took hold in the second quarter.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used U.S. Treasury futures to hedge its duration. The use of these instruments had a slightly negative impact on Portfolio returns.

What was the Portfolio’s duration strategy during the reporting period?

Though we had been extending the Portfolio’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, thereby detracting from relative performance as longer duration bonds outperformed and rates rallied. As of December 31, 2020, the Portfolio’s duration was 2.5 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

We took advantage of pandemic-related weakness in the credit markets at the end of the first quarter of 2020 to increase the Portfolio’s exposure to high-yield securities. The Portfolio’s high-yield purchases were funded by reducing holdings of agency mortgages. These transactions were accretive to returns as high-yield bonds experienced a strong recovery in the second quarter and continued to perform well into the end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s overweight exposure to corporate bonds, both investment grade and high yield, buoyed performance for the reporting period, aided by select and timely purchases after the market correction. Security selection in both the collateralized mortgage obligation and emerging-market sovereign-debt markets were also accretive to returns.

Underweight exposure to U.S. Treasury bonds detracted from performance as Treasury bonds were the best performing fixed-income asset class in the reporting period. Forced selling caused securitized assets to widen out where the Portfolio held overweight exposure. Though the Portfolio held underweight exposure to Treasury bonds, its position in Treasury bonds with

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Unconstrained Bond Portfolio

longer maturities was accretive to returns. Security selection in both the collateralized mortgage obligation and emerging-market sovereign-debt markets enhanced returns as well.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio purchased a seasoned credit-risk transfer deal from Freddie Mac backed by four-year-old prime mortgage loans. At the time of the purchase, the liquidity premium was high, as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. The Portfolio also purchased corporate bonds issued by graphics processor and software maker Nvidia, a high-quality, low-levered name in a rapidly growing industry that came to market with what we viewed as a very attractive new-issue premium during the height of the market’s volatility. To fund the Portfolio’s increased weight in credit after the correction, we sold its position in agency mortgages as the Fed was an active buyer. Additionally, in early February we sold the Portfolio’s position in an asset-backed securities (“ABS”) deal backed by equipment loans from DLL Finance, as ABS spreads3 were historically narrow and liquidity was readily available.

How did the Portfolio’s sector weightings change during the reporting period?

During the prior reporting period, our focus had been on diversifying the Portfolio’s holdings while dialing down risk as credit spreads had been narrowing. This had led to an increase in holdings of securitized assets while decreasing the Portfolio’s credit positions, specifically high yield. After the correction in March 2020, we reversed course and added back to the Portfolio’s high-yield holdings and other spread products at discounted prices. The Portfolio also selectively purchased a few convertible bonds that we thought were trading at attractive levels.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield bonds, investment-grade corporate bonds and emerging-markets securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury bonds and agency mortgage-backed securities.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount	Value
Long-Term Bonds 93.1%† Asset-Backed Securities 5.9%
Auto Floor Plan Asset-Backed Securities 1.1%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$2,240,000	$2,392,795
Series 2017-3, Class A 2.48%, due 9/15/24	1,170,000	1,212,763
Series 2018-4, Class A 4.06%, due 11/15/30	2,295,000	2,704,568
GMF Floorplan Owner Revolving Trust (a)
Series 2020-1, Class B 1.03%, due 8/15/25	2,181,000	2,191,233
Series 2020-1, Class C 1.48%, due 8/15/25	2,040,000	2,047,171

		10,548,530

Automobile Asset-Backed Securities 1.3%
American Credit Acceptance Receivables Trust Series 2020-2, Class C 3.88%, due 4/13/26 (a)	3,615,000	3,833,185
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-2A, Class A 2.02%, due 2/20/27	1,815,000	1,849,044
Series 2020-1A, Class A 2.33%, due 8/20/26	1,505,000	1,553,144
Series 2017-2A, Class A 2.97%, due 3/20/24	1,420,000	1,475,505
Series 2018-2A, Class A 4.00%, due 3/20/25	1,710,000	1,852,788
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	940,000	990,935
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	1,350,000	1,435,169

		12,989,770

Home Equity 0.1%
Bayview Financial Acquisition Trust Series 2006-D, Class 2A4 0.428% (1 Month LIBOR + 0.28%), due 12/28/36 (b)	379,157	378,098
First NLC Trust Series 2007-1, Class A1 0.218% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	65,595	40,401
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.248% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	17,772	8,211

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust (b)
Series 2007-HE4, Class A2A 0.258% (1 Month LIBOR + 0.11%), due 2/25/37	$18,464	$7,768
Series 2007-HE7, Class M1 2.148% (1 Month LIBOR + 2.00%), due 7/25/37	930,000	906,321

		1,340,799

Other Asset-Backed Securities 3.0%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.338% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	4,167,231	4,016,118
CF Hippolyta LLC (a)
Series 2020-1, Class A1 1.69%, due 7/15/60	2,285,737	2,328,286
Series 2020-1, Class A2 1.99%, due 7/15/60	1,154,701	1,169,445
DB Master Finance LLC Series 2019-1A, Class A23 4.352%, due 5/20/49 (a)	1,925,625	2,080,927
Domino’s Pizza Master Issuer LLC Series 2015-1A, Class A2II 4.474%, due 10/25/45 (a)	1,967,663	2,079,406
Hilton Grand Vacations Trust (a)
Series 2019-AA, Class A 2.34%, due 7/25/33	1,792,746	1,856,014
Series 2020-AA, Class A 2.74%, due 2/25/39	1,588,105	1,662,110
Series 2020-AA, Class B 4.22%, due 2/25/39	835,845	898,017
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.248% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	22,583	14,148
MVW LLC Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,397,102	2,465,700
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/15/24	910,000	917,604
Series 2020-A, Class B 1.77%, due 6/15/25	2,150,000	2,170,849
Sierra Timeshare Receivables Funding LLC (a)
Series 2019-3A, Class A 2.34%, due 8/20/36	1,162,176	1,189,521
Series 2019-1A, Class A 3.20%, due 1/20/36	2,367,410	2,454,380
Series 2020-2A, Class C 3.51%, due 7/20/37	2,190,316	2,258,128

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Wendy’s Funding LLC Series 2019-1A, Class A2I 3.783%, due 6/15/49 (a)	$1,973,425	$2,090,903

		29,651,556

Student Loans 0.4%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.527% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	2,115	2,113
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class B 2.50%, due 9/16/69	1,590,000	1,605,124
Series 2020-FA, Class B 2.69%, due 7/15/69	1,385,000	1,393,479
Series 2020-HA, Class B 2.78%, due 1/15/69	1,100,000	1,119,769

		4,120,485

Total Asset-Backed Securities (Cost $56,263,977)		58,651,140

Convertible Bonds 0.8%
Machinery—Diversified 0.4%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	1,709,000	3,588,586

Semiconductors 0.4%
ON Semiconductor Corp. 1.625%, due 10/15/23	2,562,000	4,298,996

Total Convertible Bonds (Cost $3,996,364)		7,887,582

Corporate Bonds 56.8%
Advertising 0.1%
Clear Channel International B.V. 6.625%, due 8/1/25 (a)	1,389,000	1,465,395

Aerospace & Defense 0.5%
BAE Systems PLC 3.00%, due 9/15/50 (a)	775,000	808,652
L3Harris Technologies, Inc. 4.40%, due 6/15/28	3,270,000	3,920,992

		4,729,644

Agriculture 0.7%
Altria Group, Inc. 3.80%, due 2/14/24	3,400,000	3,712,754
BAT Capital Corp. 3.734%, due 9/25/40	1,900,000	1,981,777

	Principal Amount	Value
Agriculture (continued)
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	$885,000	$955,534

		6,650,065

Airlines 2.2%
American Airlines Pass-Through Trust
Series 2015-2, Class A 4.00%, due 9/22/27	393,431	365,499
Series 2013-2, Class A 4.95%, due 1/15/23	4,365,143	4,159,414
Continental Airlines Pass-Through Trust
Series 2007-1, Class A 5.983%, due 4/19/22	433,178	438,306
Series 2005-ERJ1 9.798%, due 4/1/21	8,288	8,216
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA 3.204%, due 4/25/24	3,695,000	3,796,339
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	2,555,000	2,949,881
Delta Air Lines, Inc. / SkyMiles IP, Ltd. (a)
4.50%, due 10/20/25	1,185,000	1,266,598
4.75%, due 10/20/28	955,000	1,042,394
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	2,050,000	2,203,750
U.S. Airways Pass-Through Trust
Series 2012-1, Class A 5.90%, due 10/1/24	974,268	973,804
Series 2010-1, Class A 6.25%, due 4/22/23	638,035	608,976
United Airlines Pass-Through Trust
Series 2014-2, Class B 4.625%, due 9/3/22	936,767	942,652
Series 2020-1, Class A 5.875%, due 10/15/27	1,485,000	1,604,116
Series 2007-1 6.636%, due 7/2/20	1,421,744	1,433,101

		21,793,046

Apparel 0.2%
Hanesbrands, Inc. (a)
4.875%, due 5/15/26	790,000	858,138
5.375%, due 5/15/25	1,465,000	1,549,999

		2,408,137

Auto Manufacturers 1.9%
Daimler Finance North America LLC 0.77% (3 Month LIBOR + 0.55%), due 5/4/21 (a)(b)	2,335,000	2,338,328
Ford Motor Co.
8.50%, due 4/21/23	2,335,000	2,628,066
9.00%, due 4/22/25	2,400,000	2,942,424

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
1.456% (3 Month LIBOR + 1.235%), due 2/15/23 (b)		$1,230,000	$1,186,989
4.063%, due 11/1/24		2,485,000	2,610,666
4.25%, due 9/20/22		900,000	928,944
General Motors Co. 6.125%, due 10/1/25		745,000	903,662
General Motors Financial Co., Inc.
3.45%, due 4/10/22		4,000,000	4,113,307
5.20%, due 3/20/23		905,000	992,323

			18,644,709

Auto Parts & Equipment 0.4%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR	2,835,000	3,532,646

Banks 10.3%
Bank of America Corp.
2.676%, due 6/19/41 (c)		$2,985,000	3,110,061
3.004%, due 12/20/23 (c)		6,566,000	6,910,781
3.705%, due 4/24/28 (c)		1,695,000	1,929,687
4.30%, due 1/28/25 (c)(d)		4,056,000	4,181,979
6.30%, due 3/10/26 (c)(d)		1,810,000	2,113,175
8.57%, due 11/15/24		455,000	583,094
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	401,000	566,157
Barclays PLC
2.852%, due 5/7/26 (c)		$3,010,000	3,232,561
5.20%, due 5/12/26		1,725,000	2,005,692
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(c)		2,900,000	3,164,561
Citigroup, Inc.
5.50%, due 9/13/25		2,710,000	3,256,427
6.30%, due 5/15/24 (c)(d)		3,975,000	4,308,900
Citizens Financial Group, Inc. 2.638%, due 9/30/32 (a)		2,550,000	2,686,537
Credit Suisse Group A.G. 4.50% (5 Year Treasury Constant Maturity Rate + 3.554%), due 9/3/30 (a)(b)(d)		1,370,000	1,376,713
Goldman Sachs Group, Inc.
1.391% (3 Month LIBOR + 1.17%), due 5/15/26 (b)(e)		3,075,000	3,135,190
6.75%, due 10/1/37		1,828,000	2,797,134
Huntington National Bank 3.55%, due 10/6/23		1,445,000	1,564,494
JPMorgan Chase & Co. (c)
2.956%, due 5/13/31		1,245,000	1,365,256
3.54%, due 5/1/28		4,175,000	4,764,019
4.60%, due 2/1/25 (d)		5,617,000	5,799,553

	Principal Amount	Value
Banks (continued)
Lloyds Banking Group PLC
2.907%, due 11/7/23 (c)	$1,160,000	$1,211,898
4.582%, due 12/10/25	2,500,000	2,859,330
Morgan Stanley
3.847% (3 Month LIBOR + 3.61%), due 4/15/21 (b)(d)	2,125,000	2,109,700
3.875%, due 4/29/24	6,015,000	6,663,523
5.00%, due 11/24/25	3,840,000	4,590,065
Natwest Group PLC 3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	2,685,000	2,914,222
Popular, Inc. 6.125%, due 9/14/23	1,953,000	2,109,240
Santander Holdings USA, Inc. 3.40%, due 1/18/23 (e)	5,055,000	5,309,681
Societe Generale S.A. 5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (a)(b)(d)	3,415,000	3,621,164
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,700,000	2,856,976
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(d)	2,420,000	2,662,024
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,817,070
5.875%, due 6/15/25 (c)(d)	595,000	674,581
5.90%, due 6/15/24 (c)(d)	3,270,000	3,470,288

		101,721,733

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29 (e)	1,833,000	2,263,564
Constellation Brands, Inc. 4.25%, due 5/1/23	2,985,000	3,253,769

		5,517,333

Biotechnology 0.5%
Biogen, Inc.
3.15%, due 5/1/50	1,125,000	1,166,545
3.625%, due 9/15/22	3,560,000	3,753,112

		4,919,657

Building Materials 0.5%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30	2,750,000	2,978,580
6.75%, due 6/1/27	845,000	916,580
Standard Industries, Inc. 4.75%, due 1/15/28 (a)	970,000	1,020,925

		4,916,085

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.6%
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	$1,015,000	$1,068,491
Nutrition & Biosciences, Inc. 2.30%, due 11/1/30 (a)	2,035,000	2,096,095
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,433,200

		5,597,786

Commercial Services 1.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	1,320,000	1,407,516
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,250,000	2,463,390
California Institute of Technology 3.65%, due 9/1/19	2,434,000	2,763,879
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,435,000	2,581,100
IHS Markit, Ltd.
4.125%, due 8/1/23	2,175,000	2,364,878
4.75%, due 2/15/25 (a)	3,105,000	3,563,298
Trustees of the University of Pennsylvania 3.61%, due 2/15/19	2,515,000	2,832,529

		17,976,590

Computers 1.2%
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	3,695,000	4,363,196
6.02%, due 6/15/26	625,000	762,466
8.10%, due 7/15/36	1,240,000	1,833,811
NCR Corp. (a)
5.00%, due 10/1/28	2,230,000	2,352,650
6.125%, due 9/1/29	893,000	988,997
8.125%, due 4/15/25	1,484,000	1,652,642

		11,953,762

Distribution & Wholesale 0.4%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	3,400,000	3,587,000

Diversified Financial Services 3.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, due 1/23/23	1,400,000	1,460,834
4.45%, due 12/16/21 (e)	2,200,000	2,265,736
Air Lease Corp.
2.30%, due 2/1/25	3,640,000	3,768,289
2.625%, due 7/1/22	2,155,000	2,210,454
2.75%, due 1/15/23	1,040,000	1,075,021
Ally Financial, Inc.
5.75%, due 11/20/25	3,570,000	4,156,343
8.00%, due 11/1/31	3,450,000	5,064,151

	Principal Amount	Value
Diversified Financial Services (continued)
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	$2,340,000	$2,387,545
Capital One Financial Corp. 4.025% (3 Month LIBOR + 3.80%), due 3/1/21 (b)(d)	2,365,000	2,344,424
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	2,600,000	2,895,750
Discover Financial Services 3.85%, due 11/21/22 (e)	300,000	319,057
Intercontinental Exchange, Inc. 3.00%, due 9/15/60	2,270,000	2,372,014
OneMain Finance Corp. 6.125%, due 3/15/24	880,000	961,400

		31,281,018

Electric 1.4%
AEP Transmission Co. LLC 3.10%, due 12/1/26	3,360,000	3,779,933
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,563,093
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(d)	2,625,000	2,842,429
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,675,000	1,826,118
Pacific Gas & Electric Co. 3.50%, due 8/1/50	1,605,000	1,595,227
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	619,277
WEC Energy Group, Inc. 2.334% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,595,203

		13,821,280

Electronics 0.1%
FLIR Systems, Inc. 2.50%, due 8/1/30	1,335,000	1,401,235

Entertainment 0.2%
International Game Technology PLC 6.25%, due 2/15/22 (a)	1,491,000	1,539,443

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,999,000	2,182,292
Stericycle, Inc. 3.875%, due 1/15/29 (a)	310,000	318,525
Waste Management, Inc. 2.40%, due 5/15/23	505,000	527,375

		3,028,192

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.3%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	$1,435,000	$1,648,470
Kraft Heinz Foods Co.
4.25%, due 3/1/31 (a)	2,364,000	2,635,996
5.00%, due 7/15/35	997,000	1,208,606
Smithfield Foods, Inc. (a)
3.00%, due 10/15/30	2,005,000	2,121,444
3.35%, due 2/1/22	1,805,000	1,829,811
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,929,746
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,425,000	1,522,969

		12,897,042

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,294,000	1,382,962

Health Care—Products 0.7%
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	6,643,255

Health Care—Services 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co. 3.20%, due 6/1/50 (a)	1,845,000	1,995,719
NYU Langone Hospitals 3.38%, due 7/1/55	1,880,000	1,967,195

		3,962,914

Home Builders 0.9%
D.R. Horton, Inc. 4.375%, due 9/15/22	3,350,000	3,533,163
Lennar Corp. 4.75%, due 11/29/27	868,000	1,025,803
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,251,000	1,351,080
4.35%, due 2/15/28	764,000	848,040
5.875%, due 2/15/22	2,475,000	2,574,000

		9,332,086

Home Furnishing 0.4%
Panasonic Corp. 2.536%, due 7/19/22 (a)	3,500,000	3,597,865

Household Products & Wares 0.3%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.00%, due 12/31/26 (a)	2,465,000	2,571,513

	Principal Amount	Value
Housewares 0.2%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	$1,960,000	$2,067,800

Insurance 1.8%
Empower Finance L.P. 3.075%, due 9/17/51 (a)	2,270,000	2,513,530
Lincoln National Corp. 2.58% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	4,941,860
MassMutual Global Funding II 2.95%, due 1/11/25 (a)	2,995,000	3,261,533
NMI Holdings, Inc. 7.375%, due 6/1/25 (a)	870,000	974,400
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,463,671
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	3,100,000	3,215,300
Willis North America, Inc. 3.875%, due 9/15/49	840,000	1,024,216

		18,394,510

Internet 1.7%
Cablevision Lightpath LLC 3.875%, due 9/15/27 (a)	875,000	880,469
Expedia Group, Inc.
3.25%, due 2/15/30	2,315,000	2,409,315
3.60%, due 12/15/23 (a)	1,215,000	1,294,831
3.80%, due 2/15/28	2,245,000	2,411,429
5.00%, due 2/15/26 (e)	315,000	352,900
6.25%, due 5/1/25 (a)	525,000	608,528
Match Group Holdings II LLC (a)
4.125%, due 8/1/30	148,000	153,920
5.00%, due 12/15/27	1,775,000	1,886,541
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,702,112
Weibo Corp.
3.375%, due 7/8/30	1,810,000	1,848,616
3.50%, due 7/5/24	1,625,000	1,697,150

		17,245,811

Investment Company 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26	2,440,000	2,583,716

Iron & Steel 0.7%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,205,000	3,600,964
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,447,200

		7,048,164

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging 0.9%
Boyd Gaming Corp.
6.375%, due 4/1/26	$1,000	$1,039
8.625%, due 6/1/25 (a)	620,000	689,558
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,120,000	2,316,100
5.375%, due 5/1/25 (a)	1,135,000	1,205,937
Marriott International, Inc. 3.75%, due 10/1/25	1,860,000	2,014,049
MGM Resorts International 6.00%, due 3/15/23	2,300,000	2,469,625

		8,696,308

Machinery—Diversified 1.0%
Clark Equipment Co. 5.875%, due 6/1/25 (a)	1,535,000	1,619,425
CNH Industrial Capital LLC
4.375%, due 4/5/22	3,550,000	3,711,375
4.875%, due 4/1/21	4,355,000	4,397,614

		9,728,414

Media 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22	2,770,000	2,920,254
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,735,000	2,198,951
Sirius XM Radio, Inc. (a)
3.875%, due 8/1/22	2,545,000	2,583,175
5.375%, due 7/15/26	3,000,000	3,127,500
Sky, Ltd. 3.75%, due 9/16/24 (a)	1,105,000	1,230,186
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	864,967

		12,925,033

Mining 1.5%
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	1,235,000	1,244,850
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	2,055,000	2,221,219
3.75%, due 1/15/31	1,635,000	1,847,174
Glencore Funding LLC 1.625%, due 9/1/25 (a)	3,165,000	3,256,101
Indonesia Asahan Aluminium Persero PT 5.45%, due 5/15/30 (a)	2,685,000	3,233,394
Industrias Penoles S.A.B. de C.V. 4.75%, due 8/6/50 (a)	2,672,000	3,098,718

		14,901,456

	Principal Amount	Value
Miscellaneous—Manufacturing 1.0%
General Electric Co.
3.625%, due 5/1/30 (e)	$1,715,000	$1,960,051
4.25%, due 5/1/40	1,865,000	2,204,814
4.35%, due 5/1/50	2,525,000	3,070,774
Textron Financial Corp. 1.956% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,720,000	2,715,600

		9,951,239

Oil & Gas 2.7%
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(d)	2,895,000	3,229,952
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,500,000	3,673,585
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,615,000	1,753,608
4.70%, due 5/1/25	1,755,000	2,010,449
5.125%, due 12/15/26	5,755,000	6,859,832
Petrobras Global Finance B.V. 6.75%, due 6/3/50	2,085,000	2,590,613
Petroleos Mexicanos 6.75%, due 9/21/47	4,990,000	4,678,125
Valero Energy Corp. 4.00%, due 4/1/29	2,250,000	2,531,274

		27,327,438

Packaging & Containers 1.3%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,436,100
Berry Global, Inc. 4.875%, due 7/15/26 (a)	166,000	178,315
Graham Packaging Co., Inc. 7.125%, due 8/15/28 (a)	1,000,000	1,105,000
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	2,950,000	3,193,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	160,000	161,968
Sealed Air Corp. 4.875%, due 12/1/22 (a)	1,875,000	1,966,406
WestRock RKT LLC 4.00%, due 3/1/23	2,230,000	2,368,810

		13,409,974

Pharmaceuticals 1.9%
AbbVie, Inc.
3.45%, due 3/15/22	4,165,000	4,295,376
4.25%, due 11/21/49	3,065,000	3,842,962
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	4,590,000	4,756,571
6.25%, due 2/15/29	1,440,000	1,564,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Becton Dickinson and Co. 3.363%, due 6/6/24 (e)	$2,245,000	$2,440,483
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	2,575,000	2,475,244

		19,374,836

Pipelines 1.6%
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,760,000	1,948,251
4.20%, due 1/31/50	545,000	640,267
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	389,000	404,560
MPLX, L.P.
4.00%, due 3/15/28	2,500,000	2,876,408
4.125%, due 3/1/27	1,780,000	2,052,936
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.80%, due 9/15/30	1,330,000	1,429,818
Sabine Pass Liquefaction LLC 5.75%, due 5/15/24	2,710,000	3,098,322
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	913,211
Western Midstream Operating L.P. 6.25%, due 2/1/50	1,975,000	2,172,500

		15,536,273

Real Estate 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 6/15/25 (a)	1,900,000	2,062,868

Real Estate Investment Trusts 1.1%
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	5,230,490
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	2,030,000	2,183,732
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	347,388
Iron Mountain, Inc. 4.875%, due 9/15/29 (a)	2,599,000	2,741,945

		10,503,555

Retail 2.0%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	1,650,000	1,705,414
AutoNation, Inc. 4.75%, due 6/1/30	2,880,000	3,465,602
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	2,220,199

	Principal Amount		Value
Retail (continued)
Dollar General Corp. 3.25%, due 4/15/23		$2,794,000	$2,956,316
Kohl’s Corp. 9.50%, due 5/15/25		1,175,000	1,524,099
Macy’s, Inc. 8.375%, due 6/15/25 (a)		2,605,000	2,892,852
QVC, Inc. 4.375%, due 9/1/28		2,430,000	2,517,844
Starbucks Corp. 4.45%, due 8/15/49		2,065,000	2,724,050

			20,006,376

Semiconductors 0.5%
Broadcom, Inc. 3.625%, due 10/15/24		2,470,000	2,713,719
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)		1,065,000	1,164,074
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)		1,380,000	1,564,941

			5,442,734

Telecommunications 4.0%
Altice France S.A. 7.375%, due 5/1/26 (a)		2,870,000	3,020,675
AT&T, Inc.
2.875% (EUAM DB05 + 3.14%), due 3/2/25 (b)(d)	EUR	2,200,000	2,699,725
3.65%, due 6/1/51		$1,860,000	1,947,593
CommScope Technologies LLC 5.00%, due 3/15/27 (a)		3,909,000	3,850,365
CommScope, Inc. 7.125%, due 7/1/28 (a)		930,000	990,450
Crown Castle Towers LLC (a)
3.72%, due 7/15/23		1,550,000	1,623,591
4.241%, due 7/15/28		3,755,000	4,329,810
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (a)		4,750,000	5,144,677
T-Mobile USA, Inc.
3.50%, due 4/15/25 (a)		2,150,000	2,375,707
4.50%, due 2/1/26		2,245,000	2,295,142
4.50%, due 4/15/50 (a)		1,130,000	1,393,725
6.00%, due 3/1/23		1,200,000	1,201,500
6.50%, due 1/15/26		1,235,000	1,278,225
Telefonica Emisiones S.A.
4.57%, due 4/27/23		1,781,000	1,947,130
5.462%, due 2/16/21		279,000	280,563
Verizon Communications, Inc. 1.321% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		2,455,000	2,520,919

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Vodafone Group PLC 4.25%, due 9/17/50	$2,020,000	$2,501,899

		39,401,696

Total Corporate Bonds (Cost $521,136,053)		563,480,594

Foreign Government Bonds 1.3%
Brazil 0.8%
Brazilian Government International Bond 4.625%, due 1/13/28	6,824,000	7,642,948

Mexico 0.5%
Mexico Government International Bond 2.659%, due 5/24/31	4,982,000	5,101,568

Total Foreign Government Bonds (Cost $12,276,510)		12,744,516

Loan Assignments 4.9% (b)
Beverage, Food & Tobacco 0.5%
U.S. Foods, Inc. 2016 Term Loan B 1.897% (3 Month LIBOR + 1.75%), due 6/27/23	5,037,625	4,954,504

Buildings & Real Estate 0.4%
Realogy Group LLC 2018 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/8/25	4,309,466	4,231,356

Containers, Packaging & Glass 0.5%
BWAY Holding Co. 2017 Term Loan B 3.48% (3 Month LIBOR + 3.25%), due 4/3/24	5,044,655	4,869,353

Diversified/Conglomerate Service 0.6%
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 3/1/24	4,252,241	4,229,207
TruGreen, Ltd.
2020 Term Loan 4.75% (1 Month LIBOR + 4.00%), due 11/2/27	1,495,000	1,500,606

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
TruGreen, Ltd. (continued)
2020 2nd Lien Term Loan 9.25% (3 Month LIBOR + 8.50%), due 11/2/28	$645,000	$645,000

		6,374,813

Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B TBD, due 5/30/25	1,980,336	1,980,336

Finance 0.2%
ON Semiconductor Corp. 2019 Term Loan B 2.147% (1 Month LIBOR + 2.00%), due 9/19/26	1,862,571	1,865,676

Insurance 0.4%
Alliant Holdings Intermediate LLC 2018 Term Loan B 3.397% (1 Month LIBOR + 3.25%), due 5/9/25	3,988,861	3,914,624

Iron & Steel 0.2%
Match Group, Inc. 2020 Term Loan B 1.964% (3 Month LIBOR + 1.75%), due 2/13/27	1,859,000	1,835,762

Personal & Nondurable Consumer Products 0.2%
Prestige Brands, Inc. Term Loan B4 2.147% (1 Month LIBOR + 2.00%), due 1/26/24	1,810,362	1,811,494

Radio and TV Broadcasting 0.3%
Nielsen Finance LLC Term Loan B4 2.146% (1 Month LIBOR + 2.00%), due 10/4/23	2,895,000	2,882,135

Software 0.6%
IQVIA, Inc. 2018 Term Loan B3 2.004% (3 Month LIBOR + 1.75%), due 6/11/25	3,753,750	3,716,993
Syneos Health, Inc. 2018 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 8/1/24	1,797,309	1,779,786

		5,496,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications 0.8%
Level 3 Financing, Inc. 2019 Term Loan B 1.897% (1 Month LIBOR + 1.75%), due 3/1/27	$3,963,602	$3,897,779
SBA Senior Finance II LLC 2018 Term Loan B 1.90% (1 Month LIBOR + 1.75%), due 4/11/25	4,170,113	4,119,550

		8,017,329

Total Loan Assignments (Cost $48,649,050)		48,234,161

Mortgage-Backed Securities 14.8%
Agency (Collateralized Mortgage Obligations) 0.7%
Federal Home Loan Mortgage Corporation
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,381,188	1,445,111
REMIC, Series 4924, Class NS 5.902% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	5,839,968	763,102
REMIC, Series 4957, Class SB 5.902% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	4,079,277	600,541
Federal National Mortgage Association
REMIC 2020-78, Class TI 2.00%, due 11/25/50	6,489,259	687,530
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	3,150,673	3,473,018

		6,969,302

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.1%
BANK Series 2019-BN21, Class A5 2.851%, due 10/17/52	3,800,000	4,206,807
Bayview Commercial Asset Trust Series 2005-3A, Class A1 0.628% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	1,256,660	1,184,857
Benchmark Mortgage Trust
Series 2020-B18, Class AM 2.335%, due 7/15/53	2,250,000	2,359,712
Series 2019-B12, Class A5 3.116%, due 8/15/52	3,752,000	4,232,184
BX Commercial Mortgage Trust Series 2020-VIV3, Class B 3.544%, due 3/9/44 (a)(f)	1,010,000	1,071,429
BX Trust (a)
Series 2018-BILT, Class A 0.959% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	3,075,000	3,013,305

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2018-GW, Class A 0.959% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	$1,955,000	$1,921,898
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,495,000	1,637,079
Series 2019-OC11, Class B 3.605%, due 12/9/41	1,120,000	1,229,783
Series 2019-OC11, Class C 3.856%, due 12/9/41	2,970,000	3,149,938
Series 2019-OC11, Class D 4.076%, due 12/9/41 (f)	880,000	915,545
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	2,530,220	2,815,423
CSMC WEST Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	3,107,500	3,068,859
FREMF Mortgage Trust (a)(f)
Series 2013-K33, Class B 3.498%, due 8/25/46	3,090,000	3,279,144
Series 2013-K30, Class B 3.556%, due 6/25/45	3,805,000	4,037,748
Series 2015-K721, Class B 3.565%, due 11/25/47	1,345,000	1,399,208
Series 2013-K35, Class B 3.935%, due 12/25/46	655,000	706,180
GB Trust (a)(b)
Series 2020-FLIX, Class C 1.759% (1 Month LIBOR + 1.60%), due 8/15/37	1,300,000	1,305,838
Series 2020-FLIX, Class D 2.509% (1 Month LIBOR + 2.35%), due 8/15/37	1,750,000	1,762,156
GS Mortgage Securities Corp Trust Series 2019-BOCA, Class A 1.359% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,480,000	4,446,279
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,490,000	1,663,852
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,699,000	3,053,434
Series 2017-GS7, Class A4 3.43%, due 8/10/50	2,990,000	3,404,966
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.309% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,025,000	2,007,225

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	$1,405,000	$1,588,946
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,043,000	3,252,816
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	2,930,000	3,182,077
JPMBB Commercial Mortgage Securities Trust Series 2014-C26, Class A3 3.231%, due 1/15/48	2,044,974	2,182,683
Manhattan West (a)
Series 2020-1MW, Class A 2.13%, due 9/10/39	1,725,000	1,810,799
Series 2020-1MW, Class D 2.335%, due 9/10/39 (f)	1,400,000	1,404,534
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,391,013	1,514,489
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	3,825,000	4,089,342
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A3 2.787%, due 10/15/52	1,005,000	1,088,473
Series 2019-C53, Class A4 3.04%, due 10/15/52	3,566,000	3,997,412
Series 2018-1745, Class A 3.749%, due 6/15/36 (a)(f)	2,900,000	3,209,280
Series 2018-AUS, Class A 4.058%, due 8/17/36 (a)(f)	4,325,000	4,727,618

		89,921,318

Whole Loan (Collateralized Mortgage Obligations) 5.0%
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(g)	523,861	538,123
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) Series 2020-R02, Class 2M2 2.148% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	2,820,000	2,800,129
Countrywide Alternative Loan Trust Series 2005-31, Class 1A1 0.708% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	1,553,639	1,446,293

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Fannie Mae Connecticut Avenue Securities (b)
Series 2017-C02, Class 2M2 3.798% (1 Month LIBOR + 3.65%), due 9/25/29	$1,610,507	$1,648,144
Series 2016-C04, Class 1M2 4.398% (1 Month LIBOR + 4.25%), due 1/25/29	2,024,000	2,106,676
Series 2016-C06, Class 1M2 4.398% (1 Month LIBOR + 4.25%), due 4/25/29	2,943,491	3,081,681
Series 2016-C07, Class 2M2 4.498% (1 Month LIBOR + 4.35%), due 5/25/29	3,237,088	3,372,583
Series 2016-C05, Class 2M2 4.598% (1 Month LIBOR + 4.45%), due 1/25/29	5,668,886	5,902,893
Series 2015-C04, Class 1M2 5.848% (1 Month LIBOR + 5.70%), due 4/25/28	1,061,879	1,132,992
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (b)
Series 2020-DNA6, Class M2 2.077% (SOFR + 2.00%), due 12/25/50 (a)	3,780,000	3,774,145
Series 2017-HQA1, Class M2 3.698% (1 Month LIBOR + 3.55%), due 8/25/29	2,419,062	2,482,617
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2020-DNA2, Class M2 1.998% (1 Month LIBOR + 1.85%), due 2/25/50 (a)	2,725,000	2,708,278
Series 2016-DNA4, Class M3 3.948% (1 Month LIBOR + 3.80%), due 3/25/29	2,160,992	2,237,013
Series 2016-HQA3, Class M3 3.998% (1 Month LIBOR + 3.85%), due 3/25/29	5,458,561	5,655,726
Series 2016-HQA4, Class M3 4.048% (1 Month LIBOR + 3.90%), due 4/25/29	2,175,613	2,258,064
Series 2016-HQA1, Class M3 6.498% (1 Month LIBOR + 6.35%), due 9/25/28	1,937,715	2,052,660
Galton Funding Mortgage Trust Series 2018-2, Class A51 4.50%, due 10/25/58 (a)(g)	1,750,000	1,844,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.368% (1 Month LIBOR + 0.22%), due 6/25/37 (b)	$762,727	$732,567
MASTR Alternative Loans Trust Series 2004-11, Class BI1 6.086%, due 11/25/34 (f)	328,697	308,052
Sequoia Mortgage Trust (a)(g)
Series 2017-1, Class A4 3.50%, due 2/25/47	418,840	421,709
Series 2018-7, Class B3 4.23%, due 9/25/48	1,621,312	1,669,722
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A 2.003% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	1,005,810	956,761
Wells Fargo Mortgage Backed Securities Trust Series 2007-7, Class A36 6.00%, due 6/25/37	636,147	579,959

		49,711,177

Total Mortgage-Backed Securities (Cost $139,423,562)		146,601,797

Municipal Bonds 0.4%
Texas 0.4%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	640,000	694,605
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	3,170,000	3,370,851

Total Municipal Bonds (Cost $3,810,000)		4,065,456

U.S. Government & Federal Agencies 8.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.3%
2.00%, due 7/1/50	2,584,972	2,685,486

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
2.00%, due 10/1/50	2,441,869	2,541,160

	Principal Amount	Value
United States Treasury Bonds 0.1%
1.625%, due 11/15/50	$740,000	$737,225

United States Treasury Notes 0.1%
0.875%, due 11/15/30	1,170,000	1,166,161

United States Treasury Inflation—Indexed Notes 7.5% (h)
0.125%, due 1/15/30	5,115,913	5,706,508
0.75%, due 7/15/28	22,639,509	26,328,157
0.875%, due 1/15/29	35,948,329	42,243,032

		74,277,697

Total U.S. Government & Federal Agencies (Cost $72,125,948)		81,407,729

Total Long-Term Bonds (Cost $857,681,464)		923,072,975

	Shares
Common Stocks 0.0%‡
Software 0.0%‡
salesforce.com, Inc. (i)	1,267	281,946

Total Common Stocks (Cost $146,796)		281,946

Short-Term Investment 6.4%
Affiliated Investment Company 6.4%
MainStay U.S. Government Liquidity Fund, 0.01% (j)	63,644,370	63,644,370

Total Short-Term Investment (Cost $63,644,370)		63,644,370

Total Investments, Before Investments Sold Short (Cost $921,472,630)	99.5%	986,999,291

	Principal Amount
Investments Sold Short (0.5%) Corporate Bonds Sold Short (0.5%)
Metals & Mining (0.5%)
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	$(5,000,000)	(5,425,000)

Total Investments Sold Short (Proceeds $5,218,925)		(5,425,000)

Total Investments, Net of Investments Sold Short (Cost $916,253,705)	99.0%	981,574,291
Other Assets, Less Liabilities	1.0	10,285,048
Net Assets	100.0%	$991,859,339

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short .
(f)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

(h)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(i)	Non-income producing security.

(j)	Current yield as of December 31, 2020.

Foreign Currency Forward Contracts

As of December 31, 2020, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,132,777	EUR	5,178,000	JPMorgan Chase Bank N.A.	2/1/21	$(197,070)
USD	571,754	GBP	439,000	JPMorgan Chase Bank N.A.	2/1/21	(28,708)

Net Unrealized Depreciation						(225,778)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

2-Year United States Treasury Note	177	March 2021	$39,078,665	$39,112,851	$34,186

United States Treasury Long Bond	33	March 2021	5,749,428	5,715,188	(34,240)

Total Long Contracts					(54)

Short Contracts

10-Year United States Treasury Note	(345)	March 2021	(47,595,740)	(47,636,953)	(41,213)

10-Year United States Treasury Ultra Note	(607)	March 2021	(94,975,849)	(94,910,141)	65,708

United States Treasury Ultra Bond	(146)	March 2021	(31,433,959)	(31,180,125)	253,834

Total Short Contracts					278,329

Net Unrealized Appreciation					$278,275

1.	As of December 31, 2020, cash in the amount of $3,321,617 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

Swap Contracts

As of December 31, 2020, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$50,000,000	USD	3/16/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$—	$(2,869,472)	$(2,869,472)
50,000,000	USD	3/29/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(2,876,699)	(2,876,699)

Total Unrealized Depreciation						$—	$(5,746,171)	$(5,746,171)

1.	As of December 31 2020, cash in the amount of $1,088,100 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

DB—Deutsche Bank

EUAM—European Union Advisory Mission

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$58,651,140	$—	$58,651,140
Convertible Bonds	—	7,887,582	—	7,887,582
Corporate Bonds	—	563,480,594	—	563,480,594
Foreign Government Bonds	—	12,744,516	—	12,744,516
Loan Assignments	—	48,234,161	—	48,234,161
Mortgage-Backed Securities	—	146,601,797	—	146,601,797
Municipal Bonds	—	4,065,456	—	4,065,456
U.S. Government & Federal Agencies	—	81,407,729	—	81,407,729

Total Long-Term Bonds	—	923,072,975	—	923,072,975

Common Stocks	281,946	—	—	281,946
Short-Term Investment
Affiliated Investment Company	63,644,370	—	—	63,644,370

Total Investments in Securities	63,926,316	923,072,975	—	986,999,291

Other Financial Instruments
Futures Contracts (b)	353,728	—	—	353,728

Total Investments in Securities and Other Financial Instruments	$64,280,044	$923,072,975	$—	$987,353,019

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(5,425,000)	$—	$(5,425,000)
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(225,778)	$—	$(225,778)
Futures Contracts (b)	(75,453)	—	—	(75,453)
Interest Rate Swap Contracts	—	(5,746,171)	—	(5,746,171)

Total Other Financial Instruments	(75,453)	(5,971,949)	—	(6,047,402)

Total Investments in Securities Sold Short and Other Financial Instruments	$(75,453)	$(11,396,949)	$—	$(11,472,402)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in securities, at value (identified cost $857,828,260)	$923,354,921
Investment in affiliated investment company, at value (identified cost $63,644,370)	63,644,370
Cash collateral on deposit at broker for futures contracts	3,321,617
Cash collateral on deposit at broker for swap contracts	1,088,100
Cash denominated in foreign currencies (identified cost $123,424)	127,599
Cash	55,640
Receivables:
Dividends and interest	6,643,138
Investment securities sold	685,396
Portfolio shares sold	111,433
Securities lending	128

Total assets	999,032,342

Liabilities
Investments sold short (proceeds $5,218,925)	5,425,000
Payables:
Manager (See Note 3)	479,596
Portfolio shares redeemed	399,188
Variation margin on futures contracts	252,527
NYLIFE Distributors (See Note 3)	203,669
Professional fees	56,436
Shareholder communication	45,132
Interest on investments sold short	32,743
Variation margin on centrally cleared swap contracts	28,004
Custodian	11,141
Broker fees and charges on short sales	10,321
Trustees	1,194
Accrued expenses	2,274
Unrealized depreciation on foreign currency forward contracts	225,778

Total liabilities	7,173,003

Net assets	$991,859,339

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$97,092
Additional paid-in capital	995,324,565

995,421,657
Total distributable earnings (loss)	(3,562,318)

Net assets	$991,859,339

Initial Class
Net assets applicable to outstanding shares	$22,538,206

Shares of beneficial interest outstanding	2,199,326

Net asset value per share outstanding	$10.25

Service Class
Net assets applicable to outstanding shares	$969,321,133

Shares of beneficial interest outstanding	94,892,776

Net asset value per share outstanding	$10.21

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$33,838,707
Dividends-affiliated	136,347
Securities lending	17,969
Other	37

Total income	33,993,060

Expenses
Manager (See Note 3)	5,547,306
Distribution/Service—Service Class (See Note 3)	2,338,090
Dividends and interest on investments sold short	480,502
Broker fees and charges on short sales	194,413
Professional fees	148,778
Shareholder communication	81,641
Custodian	63,998
Trustees	24,256
Miscellaneous	41,806

Total expenses	8,920,790

Net investment income (loss)	25,072,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	10,811,821
Investments sold short	(1,338,485)
Futures transactions	(19,307,883)
Swap transactions	(1,928,028)
Foreign currency forward transactions	(339,378)
Foreign currency transactions	(8,016)

Net realized gain (loss)	(12,109,969)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	39,884,856
Investments sold short	888,396
Futures contracts	(1,548,623)
Swap contracts	(2,325,762)
Foreign currency forward contracts	(162,199)
Translation of other assets and liabilities in foreign currencies	(22,583)

Net change in unrealized appreciation (depreciation)	36,714,085

Net realized and unrealized gain (loss)	24,604,116

Net increase (decrease) in net assets resulting from operations	$49,676,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$25,072,270	$29,229,279
Net realized gain (loss)	(12,109,969)	(16,799,430)
Net change in unrealized appreciation (depreciation)	36,714,085	59,890,799

Net increase (decrease) in net assets resulting from operations	49,676,386	72,320,648

Distributions to shareholders:
Initial Class	(692,907)	(3,033,734)
Service Class	(22,210,493)	(33,021,498)

	(22,903,400)	(36,055,232)

Distributions to shareholders from return of capital:
Initial Class	(16,255)	—
Service Class	(521,050)	—

	(537,305)	—

Total distributions to shareholders	(23,440,705)	(36,055,232)

Capital share transactions:
Net proceeds from sale of shares	75,789,465	39,299,533
Net asset value of shares issued to shareholders in reinvestment of distributions	23,440,705	36,055,232
Cost of shares redeemed	(173,638,542)	(187,588,436)

Increase (decrease) in net assets derived from capital share transactions	(74,408,372)	(112,233,671)

Net increase (decrease) in net assets	(48,172,691)	(75,968,255)

Net Assets
Beginning of year	1,040,032,030	1,116,000,285

End of year	$991,859,339	$1,040,032,030

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$9.92		$9.60		$10.06	$9.90	$9.54

Net investment income (loss) (a)	0.28		0.29		0.30	0.29	0.37

Net realized and unrealized gain (loss) on investments	0.33		0.38		(0.43)	0.18	0.33

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	0.00 ‡	0.00 ‡	0.01

Total from investment operations	0.60		0.67		(0.13)	0.47	0.71

Less distributions:

From net investment income	(0.26)		(0.35)		(0.33)	(0.31)	(0.35)

Return of capital	(0.01)		—		—	—	—

Total distributions	(0.27)		(0.35)		(0.33)	(0.31)	(0.35)

Net asset value at end of year	$10.25		$9.92		$9.60	$10.06	$9.90

Total investment return (b)	6.12%		7.06%		(1.21%)	4.81%	7.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.84%		2.96%		3.04%	2.89%	3.80%

Net expenses (c)(d)	0.70%		0.76%		0.75%	0.67%	0.72%

Portfolio turnover rate	52	%(e)	51	%(e)	33%	32%	34%

Net assets at end of year (in 000’s)	$22,538		$49,296		$116,901	$137,454	$122,586

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%
December 31, 2016	0.62%	0.10%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Service Class	2020		2019		2018	2017	2016

Net asset value at beginning of year	$9.89		$9.57		$10.03	$9.87	$9.51

Net investment income (loss) (a)	0.26		0.26		0.28	0.26	0.34

Net realized and unrealized gain (loss) on investments	0.31		0.39		(0.43)	0.19	0.33

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	0.00 ‡	0.00 ‡	0.01

Total from investment operations	0.56		0.65		(0.15)	0.45	0.68

Less distributions:

From net investment income	(0.23)		(0.33)		(0.31)	(0.29)	(0.32)

Return of capital	(0.01)		—		—	—	—

Total distributions	(0.24)		(0.33)		(0.31)	(0.29)	(0.32)

Net asset value at end of year	$10.21		$9.89		$9.57	$10.03	$9.87

Total investment return (b)	5.86%		6.80%		(1.46%)	4.55%	7.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.59%		2.66%		2.79%	2.64%	3.54%

Net expenses (c)(d)	0.93%		1.01%		1.00%	0.92%	0.97%

Portfolio turnover rate	52	%(e)	51	%(e)	33%	32%	34%

Net assets at end of year (in 000’s)	$969,321		$990,736		$999,100	$1,064,435	$882,928

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%
December 31, 2016	0.87%	0.10%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

28	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

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Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

30	MainStay VP MacKay Unconstrained Bond Portfolio

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of inves-

31

Notes to Financial Statements (continued)

ting in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(J)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange

32	MainStay VP MacKay Unconstrained Bond Portfolio

the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap. As of December 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation

33

Notes to Financial Statements (continued)

date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2020, all open forward currency contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2020, securities sold short are shown in the Portfolio of Investments.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(O)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(P)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific

34	MainStay VP MacKay Unconstrained Bond Portfolio

country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(Q)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives

Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(R)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly

35

Notes to Financial Statements (continued)

transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives

	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$353,728	$353,728

Total Fair Value	$353,728	$353,728

Liability Derivatives

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(75,453)	$(75,453)
Centrally Cleared Swap Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(5,746,171)	(5,746,171)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(225,778)	—	(225,778)

Total Fair Value	$(225,778)	$(5,821,624)	$(6,047,402)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$(19,307,883)	$(19,307,883)
Swap Contracts	—	(1,928,028)	(1,928,028)
Forward Contracts	(339,378)	—	(339,378)

Total Net Realized Gain (Loss)	$(339,378)	$(21,235,911)	$(21,575,289)

36	MainStay VP MacKay Unconstrained Bond Portfolio

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	$—	$(1,548,623)	$(1,548,623)
Swap Contracts	—	(2,325,762)	(2,325,762)
Forward Contracts	(162,199)	—	(162,199)

Total Net Change in Unrealized Appreciation (Depreciation)	$(162,199)	$(3,874,385)	$(4,036,584)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$53,045,883	$53,045,883
Futures Contracts Short	$—	$(229,509,938)	$(229,509,938)
Swap Contracts Long	$—	$100,000,000	$100,000,000
Forward Contracts Long	$4,251,381	$—	$4,251,381
Forward Contracts Short	$(8,852,601)	$—	$(8,852,601)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2020, the effective management fee rate was 0.58%.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $5,547,306 and paid the Subadvisor in the amount of $2,773,653.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

37

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$57,671	$392,361	$(386,388)	$—	$—	$63,644	$136	$—	63,644

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$915,973,491	$74,780,570	$(14,941,836)	$59,838,734

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(62,862,139)	$—	$59,299,821	$(3,562,318)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Bond Amortization discount, mark to market on foreign currency forward contracts and mark to market of futures contracts.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $62,846,244, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$17,257	$45,589

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2020	2019

Distributions paid from:
Ordinary Income	$22,903,400	$36,055,232
Return of Capital	537,305	—
Total	$23,440,705	$36,055,232

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

38	MainStay VP MacKay Unconstrained Bond Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $136,776 and $160,393, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $348,868 and $453,595, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	258,514	$2,583,158
Shares issued to shareholders in reinvestment of distributions	73,639	709,162
Shares redeemed	(3,101,043)	(29,875,147)

Net increase (decrease)	(2,768,890)	$(26,582,827)

Year ended December 31, 2019:
Shares sold	248,157	$2,451,502
Shares issued to shareholders in reinvestment of distributions	308,514	3,033,734
Shares redeemed	(7,761,613)	(76,641,030)

Net increase (decrease)	(7,204,942)	$(71,155,794)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	7,366,851	$73,206,307
Shares issued to shareholders in reinvestment of distributions	2,339,365	22,731,543
Shares redeemed	(14,977,424)	(143,763,395)

Net increase (decrease)	(5,271,208)	$(47,825,545)

Year ended December 31, 2019:
Shares sold	3,740,489	$36,848,031
Shares issued to shareholders in reinvestment of distributions	3,364,366	33,021,498
Shares redeemed	(11,297,274)	(110,947,406)

Net increase (decrease)	(4,192,419)	$(41,077,877)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Unconstrained Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Unconstrained Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and from brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

40	MainStay VP MacKay Unconstrained Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Unconstrained Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the oppor-

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

tunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance

Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition,

42	MainStay VP MacKay Unconstrained Bond Portfolio

the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay VP MacKay Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay VP MacKay Unconstrained Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

47

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP MacKay Unconstrained Bond Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803527	MSVPUB11-02/21 (NYLIAC) NI532

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report

December 31, 2020

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	11.78%	5.26%	2.48%	1.71%
Service Class Shares	2/17/2012	11.50	5.00	2.24	1.96

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. TIPS Index[3]	10.99%	5.08%	2.65%
Morningstar Inflation-Protected Bond Category Average[4]	9.91	4.65	2.11

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury

Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,052.90	$2.89	$1,022.32	$2.85	0.56%

Service Class Shares	$1,000.00	$1,054.30	$4.34	$1,020.91	$4.27	0.84%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2020 (excluding short-term investment) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–0.875%, due 4/15/21–1/15/30

2.	United States Treasury Inflation—Indexed Bonds, 0.125%–3.375%, due 10/15/24–2/15/50

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.944%–4.079%, due 11/1/34–5/1/50

4.	Italy Buoni Poliennali Del Tesoro, 1.40%, due 5/26/25

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 1.904%–2.50%, due 3/1/50–4/20/67 TBA
6.	French Republic Government Bond OAT, 0.10%–0.25%, due 7/25/24–3/1/26

7.	Nykredit Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50

8.	Japanese Government CPI Linked Bond, 0.10%, due 3/10/28–3/10/29

9.	New Zealand Government Inflation Linked Bond, 2.00%–3.00%, due 9/20/25–9/20/35

10.	Jyske Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP PIMCO Real Return Portfolio returned 11.78% for Initial Class shares and 11.50% for Service Class shares. Over the same period, both share classes outperformed the 10.99% return of the Bloomberg Barclays U.S. TIPS Index, which is the Portfolio’s benchmark, and the 9.91% return of the Morningstar Inflation-Protected Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Several strategies made positive contributions to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index during the reporting period. (Contributions take weightings and total returns into account.) Positive strategies included:

•	Holding overweight exposure to U.S. interest rate positioning as rates in the U.S. fell amid fears of COVID-19 and central bank policy softening;

•	Maintaining underweight exposure to European and U.K. breakeven inflation exposure (the difference between nominal and real yields) as inflation expectations in the region fell;

•	Tactically adopting U.S. breakeven inflation exposure as inflation expectations in the U.S. fluctuated over the reporting period;

•	Holding underweight exposure to high-yield corporate exposure as credit spreads[2] widened over the reporting period; and

•	Maintaining positions in agency mortgage-backed securities.

During the same period, the Portfolio’s positions in emerging-market currencies, particularly the Russian ruble, detracted from performance relative to the benchmark.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives may be used in the Portfolio as a means of gaining or decreasing exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible through the use of cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.

During the reporting period, the Portfolio’s U.S. breakeven inflation positioning, which was in part achieved through swaps, options and futures, made a positive contribution to the Portfolio’s relative performance. Within spread sectors, underweight positioning on high-yield credit default swaps indices (“CDX”) enhanced performance. Finally, currency exposure employing currency forwards detracted from overall performance.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s average duration remained longer than that of the Bloomberg Barclays U.S. TIPS Index during the reporting period. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio increased its U.S. breakeven inflation exposure during April and maintained this exposure through December 31, 2020, which enhanced relative performance as inflation expectations rebounded. The Portfolio maintained underweight exposure to U.K. breakeven inflation throughout the reporting period.

The Portfolio’s average duration increased during the reporting period, standing at 7.76 years, as of December 31, 2020. As of the same date, the average duration for the Bloomberg Barclays U.S. TIPS Index was 3.43 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

While the Portfolio entered the reporting period defensively positioned, it experienced bouts of volatility as risk markets sold off in March 2020 amid fears of a global pandemic. The Portfolio increased breakeven inflation exposure as breakeven inflation reached the cheapest levels ever. Breakeven inflation, among other risk assets, later rebounded from its lows, which bolstered the Portfolio’s relative performance.

As mentioned above, the Portfolio held underweight exposure to high-yield CDX, which proved accretive to returns. Although spread sectors experienced volatility over the reporting period, overweight positioning in agency mortgage-backed securities contributed positively to performance as policy responses from the U.S. Federal Reserve and Congress, along with positive vaccine news, eased financial stress on the corporate and mortgage-backed security sectors, causing spreads to tighten from the wide levels set in March 2020.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP PIMCO Real Return Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (“TIPS”) enhanced Portfolio performance as rates across the real yield curve4 declined. Underweight nominal duration positions in the United States, the U.K. and Germany detracted from performance amid falling global rates. Falling inflation expectations in the U.K. and eurozone enhanced performance given the Portfolio’s short exposure to U.K. and eurozone breakeven inflation rates. Out-of-benchmark exposures to spread sectors, such as residential mortgage-backed securities, further bolstered returns. Lastly, currency strategies, namely a long position in the Russian ruble, detracted over the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio maintained overweight exposure to overall duration relative to the Bloomberg Barclays

U.S. TIPS Index. As previously mentioned, the Portfolio increased its U.S. breakeven inflation exposure in April, as inflation expectations fell with rising pandemic fears. The Portfolio maintained this exposure through the remainder of the reporting period, benefiting from a rebound in inflation expectations. Lastly, the Portfolio maintained exposure to mortgages, corporate credit and emerging-market debt.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2020, the Portfolio held overweight exposure to U.S. breakeven inflation relative to the Bloomberg Barclays U.S. TIPS Index. Regarding duration, the Portfolio maintained a neutral position overall, and favored U.S. rates over other developed markets. The Portfolio continued to hold out-of-Index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar-denominated emerging-market securities.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Principal Amount		Value
Long-Term Bonds 138.8%† Asset-Backed Securities 7.4%
Other Asset-Backed Securities 7.4%
Anchorage Capital CLO, Ltd. Series 2020-16A, Class A 1.601% (3 Month LIBOR + 1.40%), due 10/20/31 (a)(b)		$1,100,000	$1,102,475
Argent Securities Trust Series 2006-W4, Class A2C 0.468% (1 Month LIBOR + 0.32%), due 5/25/36 (b)		315,303	118,086
Atlas Senior Loan Fund, Ltd. Series 2017-8A, Class A 1.53% (3 Month LIBOR + 1.30%), due 1/16/30 (a)(b)		1,200,000	1,197,413
Atrium XII Series 2012-A, Class AR 1.046% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		286,566	285,678
Black Diamond CLO Designated Activity Co. Series 2015-1A, Class A1R 0.65% (3 Month EURIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	203,130	248,082
BlueMountain Fuji Eur CLO V DAC Series 5A, Class A 0.91% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)		1,100,000	1,342,837
Catamaran CLO, Ltd. Series 2013-1A, Class AR 1.067% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$937,400	933,229
CBAM, Ltd. Series 2017-3A, Class A 1.448% (3 Month LIBOR + 1.23%), due 10/17/29 (a)(b)		500,000	500,012
CoreVest American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (a)		51,518	52,409
Countrywide Asset-Backed Certificates Series 2007-08, Class 1A1 0.338% (1 Month LIBOR + 0.19%), due 11/25/37 (b)		2,046,881	1,925,273
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 0.768% (1 Month LIBOR + 0.62%), due 1/25/32 (b)		897,818	865,227
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB6, Class A3 0.368% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)		1,055,613	838,336

	Principal Amount		Value
Other Asset-Backed Securities (continued)
First Franklin Mortgage Loan Trust Series 2006-FF17, Class A2 0.268% (1 Month LIBOR + 0.12%), due 12/25/36 (b)		$535,664	$465,381
GSAA Home Equity Trust Series 2006-17, Class A3A 0.628% (1 Month LIBOR + 0.48%), due 11/25/36 (b)		1,242,079	613,545
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 1.138% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		104,526	104,189
Home Equity Asset Trust (b)
Series 2005-8, Class M2 0.598% (1 Month LIBOR + 0.45%), due 2/25/36		300,000	287,750
Series 2004-2, Class M1 0.943% (1 Month LIBOR + 0.795%), due 7/25/34		93,195	92,218
ICG US CLO, Ltd. Series 2020-1A, Class A1 1.596% (3 Month LIBOR + 1.40%), due 10/22/31 (a)(b)		1,100,000	1,101,877
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 0.927% (3 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		32,522	32,518
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 1.045% (3 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		759,703	757,895
Jubilee CLO B.V. Series 2015-16A, Class A1R 0.257% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	2,027,730
KKR CLO, Ltd. Series 2018, Class A 1.488% (3 Month LIBOR + 1.27%), due 7/18/30 (a)(b)		$900,000	900,002
KVK CLO, Ltd. Series 2013-1A, Class AR 1.129% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)		1,101,956	1,098,878
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1 3.75%, due 4/25/59 (a)(c)		165,456	167,010
Long Beach Mortgage Loan Trust Series 2006-7, Class 2A2 0.268% (1 Month LIBOR + 0.12%), due 8/25/36 (b)		265,254	141,251

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
MacKay Shields Euro CLO Series 2A, Class A 1.55% (3 Month EURIBOR + 1.55%), due 8/15/33 (a)(b)	EUR	250,000	$307,509
Man GLG Euro CLO II DAC Series 2A, Class A1R 0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)		250,000	305,399
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 1.083% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)		$1,233,765	1,222,983
Marlette Funding Trust Series 2019-3A, Class A 2.69%, due 9/17/29 (a)		54,834	55,204
Mastr Asset Backed Securities Trust Series 2006-WMC4, Class A5 0.298% (1 Month LIBOR + 0.15%), due 10/25/36 (b)		127,062	55,779
MidOcean Credit CLO VI Series 2016-6A, Class AR 1.468% (1 Month LIBOR + 1.25%), due 1/20/29 (a)(b)		2,200,000	2,193,503
Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC1, Class M3 0.928% (1 Month LIBOR + 0.78%), due 1/25/35 (b)		238,732	235,291
Nassau, Ltd. Series 2020-1A, Class A1 2.383% (3 Month LIBOR + 2.15%), due 7/20/29 (a)(b)		1,100,000	1,104,629
New Century Home Equity Loan Trust Series 2004-04, Class M1 0.913% (1 Month LIBOR + 0.765%), due 2/25/35 (b)		70,401	68,947
New Residential Mortgage Loan Trust Series 2018-3A, Class A1 4.50%, due 5/25/58 (a)(d)		192,748	209,006
OCP CLO, Ltd. (a)(b)
Series 2015-10A, Class A1R 1.035% (3 Month LIBOR + 0.82%), due 10/26/27		969,851	967,693
Series 2015-9A, Class A1R 1.037% (3 Month LIBOR + 0.80%), due 7/15/27		117,162	117,046
OZLM XXIII, Ltd. Series 2019-23A, Class A 1.707% (3 Month LIBOR + 1.47%), due 4/15/32 (a)(b)		1,100,000	1,100,668

	Principal Amount		Value
Other Asset-Backed Securities (continued)
Palmer Square European Loan Funding Series 2020-1A, Class A 1.15% (3 Month EURIBOR + 1.15%), due 1/15/30 (a)(b)	EUR	900,000	$1,101,595
RASC Trust (b)
Series 2006-KS6, Class A4 0.398% (1 Month LIBOR + 0.25%), due 8/25/36		$226,165	224,630
Series 2006-EMX4, Class A4 0.608% (1 Month LIBOR + 0.46%), due 6/25/36		738,664	717,536
Series 2005-KS8, Class M4 1.033% (1 Month LIBOR + 0.885%), due 8/25/35		600,000	599,013
Series 2005-EMX1, Class M2 1.243% (1 Month LIBOR + 1.095%), due 3/25/35		631,322	620,965
Saxon Asset Securities Trust Series 2007-03, Class 1A 0.458% (1 Month LIBOR + 0.31%), due 9/25/37 (b)		159,993	155,108
Securitized Asset-Backed Receivables LLC Trust (b)
Series 2006-HE2, Class A2C 0.298% (1 Month LIBOR + 0.15%), due 7/25/36		389,127	222,576
Series 2006-HE1, Class A2C 0.468% (1 Month LIBOR + 0.32%), due 7/25/36		616,139	301,084
SLM Student Loan Trust (b)
Series 2004-2, Class A5 0.00% (3 Month EURIBOR + 0.18%), due 1/25/24	EUR	17,564	21,456
Series 2003-5, Class A5 0.00% (3 Month EURIBOR + 0.27%), due 6/17/24		11,681	14,266
Series 2004-3A, Class A6B 0.765% (3 Month LIBOR + 0.55%), due 10/25/64 (a)		$454,670	448,887
Sound Point CLO, Ltd. Series 2017-1A, Class AR 1.359% (3 Month LIBOR + 1.15%), due 1/23/29 (a)(b)		1,100,000	1,098,633
Soundview Home Equity Loan Trust (b)
Series 2007-OPT2, Class 2A3 0.328% (1 Month LIBOR + 0.18%), due 7/25/37		221,047	209,946
Series 2007-OPT1, Class 1A1 0.348% (1 Month LIBOR + 0.20%), due 6/25/37		336,634	274,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
SP-STATIC CLO 1, Ltd. Series 2020-1A, Class A 1.616% (3 Month LIBOR + 1.40%), due 7/22/28 (a)(b)		$547,606	$548,807
Stanwich Mortgage Loan LLC Series 2019-NPB1, Class A1 3.375%, due 8/15/24 (a)(c)		178,344	177,580
Symphony CLO XIV, Ltd. Series 2014-14A, Class AR 1.179% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)		221,803	221,626
TCW Gem, Ltd. Series 2020-1A, Class AR 1.268% (3 Month LIBOR + 1.05%), due 10/20/31 (a)(b)		1,200,000	1,200,173
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR2 1.117% (3 Month LIBOR + 0.88%), due 1/15/26 (a)(b)		27,453	27,452
Venture CLO, Ltd. Series 2018-35A, Class AS 1.366% (3 Month LIBOR + 1.65%), due 10/22/31 (a)(b)		200,000	200,051
Venture XX CLO, Ltd. Series 2015-20A, Class AR 1.057% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)		565,003	563,531
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 1.117% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)		1,169,687	1,166,539
Voya CLO, Ltd. Series 2014-3A, Class A1R 0.935% (3 Month LIBOR + 0.72%), due 7/25/26 (a)(b)		116,854	116,652
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 1.18% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)		386,954	384,938

Total Asset-Backed Securities (Cost $35,290,678)			35,760,250

Corporate Bonds 6.4%
Auto Manufacturers 0.7%
BMW U.S. Capital LLC 3.40%, due 8/13/21 (a)		600,000	611,177
FCE Bank PLC Series Reg S 1.875%, due 6/24/21	EUR	900,000	1,099,485

	Principal Amount		Value
Auto Manufacturers (continued)
Nissan Motor Acceptance Corp.(a)
1.90%, due 9/14/21		$100,000	$100,692
2.65%, due 7/13/22		200,000	204,664
Volkswagen Group of America Finance LLC (a)
1.098% (3 Month LIBOR + 0.86%), due 9/24/21 (b)		900,000	904,499
4.00%, due 11/12/21		600,000	618,316

			3,538,833

Banks 2.4%
Banco Bilbao Vizcaya Argentaria S.A. Series Reg S 5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (b)(e)	EUR	400,000	510,527
Bank of America Corp. 5.875%, due 3/15/28 (e)(f)		$190,000	214,700
Cooperatieve Rabobank U.A. Series Reg S 6.625% (EUR 5 Year Interest Swap Rate + 6.697%), due 6/29/21 (b)(e)	EUR	200,000	250,634
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	316,857
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,435,598
ING Bank N.V. 2.625%, due 12/5/22 (a)		400,000	417,652
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (a)		400,000	403,184
Lloyds Banking Group PLC (b)
1.039% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	401,323
Series Reg S 4.947% (EUAM DB05 + 5.29%), due 6/27/25 (e)	EUR	200,000	262,217
Natwest Group PLC
1.801% (3 Month LIBOR + 1.55%), due 6/25/24 (b)		$300,000	305,491
4.519% (3 Month LIBOR + 1.55%), due 6/25/24 (f)		200,000	218,362
Nykredit Realkredit A/S
Series Reg S 1.00%, due 10/1/50	DKK	28,031,844	4,658,631
Series Reg S 2.50%, due 10/1/47		3,144	545
UniCredit S.p.A. 7.83%, due 12/4/23 (a)		$1,800,000	2,119,126

			11,514,847

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Beverages 0.3%
Keurig Dr. Pepper, Inc.
3.551%, due 5/25/21		$1,400,000	$1,417,461
4.057%, due 5/25/23		100,000	108,651

			1,526,112

Biotechnology 0.1%
Amgen, Inc. 3.625%, due 5/15/22		400,000	414,432

Commercial Services 0.1%
ERAC USA Finance LLC 4.50%, due 8/16/21 (a)		400,000	410,123
RELX Capital, Inc. 3.50%, due 3/16/23		100,000	106,357

			516,480

Distribution & Wholesale 0.1%
Toyota Tsusho Corp. Series Reg S 3.625%, due 9/13/23		200,000	214,551

Diversified Financial Services 1.2%
Ally Financial, Inc.
4.125%, due 2/13/22		200,000	207,697
4.25%, due 4/15/21		100,000	101,029
Avolon Holdings Funding, Ltd. 5.50%, due 1/15/23 (a)		58,000	61,674
BOC Aviation, Ltd. 2.375%, due 9/15/21 (a)		200,000	200,820
Jyske Realkredit A/S
Series Reg S 1.00%, due 10/1/50	DKK	17,821,604	2,963,978
Series Reg S 2.50%, due 10/1/47		8,423	1,461
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.652%, due 9/19/22 (a)		$200,000	205,999
Nordea Kredit Realkreditaktieselskab
Series Reg S 1.00%, due 10/1/50	DKK	11,451,221	1,904,966
2.50%, due 10/1/47		3,539	614
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (a)		$14,000	14,693
Realkredit Danmark A/S Series Reg S 2.50%, due 4/1/47	DKK	15,795	2,731

			5,665,662

Electric 0.1%
American Electric Power Co., Inc. 3.65%, due 12/1/21		$100,000	103,088

	Principal Amount		Value
Electric (continued)
LG&E & KU Energy LLC 4.375%, due 10/1/21		$100,000	$101,847
Sempra Energy 0.667% (3 Month LIBOR + 0.45%), due 3/15/21 (b)		100,000	100,063

			304,998

Food 0.2%
Campbell Soup Co. 3.30%, due 3/15/21		300,000	301,752
Conagra Brands, Inc. 3.25%, due 9/15/22		200,000	209,135
Danone S.A. (a)
2.077%, due 11/2/21		200,000	202,467
3.00%, due 6/15/22		200,000	207,640

			920,994

Gas 0.3%
Southern Co. Gas Capital Corp. 3.50%, due 9/15/21		1,400,000	1,419,618

Home Builders 0.0%‡
D.R. Horton, Inc. 5.75%, due 8/15/23		100,000	112,201

Home Furnishing 0.2%
Panasonic Corp. 2.536%, due 7/19/22 (a)		800,000	822,369

Media 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22		600,000	632,546
Cox Communications, Inc. 3.25%, due 12/15/22 (a)		200,000	210,662

			843,208

Oil & Gas 0.1%
Petrobras Global Finance B.V. 5.093%, due 1/15/30		543,000	606,803
YPF S.A. 38.259% (BADLARPP Index + 6.00%), due 3/4/21 (b)(g)	ARS	3,130,000	40,817

			647,620

Pharmaceuticals 0.2%
Cigna Corp. 3.75%, due 7/15/23		$133,000	143,782
CVS Health Corp.
2.125%, due 6/1/21		800,000	804,739
3.70%, due 3/9/23		28,000	29,955

			978,476

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Semiconductors 0.1%
NXP B.V. / NXP Funding LLC 3.875%, due 9/1/22 (a)		$400,000	$421,578

Telecommunications 0.1%
Sprint Corp. 7.25%, due 9/15/21		300,000	312,150
Telstra Corp., Ltd. 4.80%, due 10/12/21 (a)		300,000	310,110

			622,260

Trucking & Leasing 0.0%‡
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.65%, due 7/29/21 (a)		200,000	203,087

Total Corporate Bonds (Cost $28,986,306)			30,687,326

Foreign Government Bonds 6.8%
Argentina 0.0%‡
Argentina Bocon 34.109%, due 10/4/22 (d)(g)	ARS	38,605	412
Bonos del Tesoro Nacional en Pesos Badlar 36.174% (BADLARPP Index + 2.00%), due 4/3/22 (b)(g)		2,854,000	31,906

			32,318

Australia 0.5%
Australia Government Bond
Series Reg S 1.25%, due 2/21/22	AUD	980,000	902,844
Series Reg S 3.00%, due 9/20/25		1,450,000	1,686,777

			2,589,621

Canada 0.2%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	939,228	974,712

France 1.2%
French Republic Government Bond OAT
Series Reg S 0.10%, due 3/1/26 (a)	EUR	3,088,034	4,072,697
Series Reg S 0.25%, due 7/25/24		1,380,314	1,796,360

			5,869,057

Italy 2.9%
Italy Buoni Poliennali Del Tesoro Series Reg S 1.40%, due 5/26/25 (a)		10,799,676	13,961,019

	Principal Amount		Value
Japan 1.0%
Japanese Government CPI Linked Bond
0.10%, due 3/10/28	JPY	208,233,720	$2,020,929
0.10%, due 3/10/29		262,739,630	2,555,003

			4,575,932

New Zealand 0.6%
New Zealand Government Inflation Linked Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,609,071
Series Reg S 2.50%, due 9/20/35		800,000	863,527
Series Reg S 3.00%, due 9/20/30		500,000	527,145

			2,999,743

Peru 0.3%
Peru Government Bond
Series Reg S 5.94%, due 2/12/29	PEN	1,300,000	448,313
Series Reg S 6.15%, due 8/12/32		2,600,000	873,117

			1,321,430

Qatar 0.1%
Qatar Government International Bond Series Reg S 3.875%, due 4/23/23		$300,000	322,440

Total Foreign Government Bonds (Cost $29,676,963)			32,646,272

Mortgage-Backed Securities 4.6%
Agency (Collateralized Mortgage Obligations) 1.9%
Federal Home Loan Mortgage Corporation REMIC (Collateralized Mortgage Obligations) Series 4779, Class WF 0.499% (1 Month LIBOR + 0.35%), due 7/15/44 (b)		283,578	284,963
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.609% (1 Month LIBOR + 0.45%), due 9/15/42 (b)		362,387	365,977
Government National Mortgage Association REMIC, Series 2018-H15, Class FG 0.599% (12 Month LIBOR + 0.15%), due 8/20/68 (b)		534,885	530,012

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities)
Series 2017-H10, Class FB 1.904% (12 Month LIBOR + 0.75%), due 4/20/67 (b)		$317,082	$323,116
2.50%, due 3/3/50 TBA (h)		7,400,000	7,804,398

			9,308,466

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
AREIT CRE Trust Series 2020-CRE4, Class A 2.779% (1 Month LIBOR + 2.62%), due 4/15/37 (a)(b)		400,000	404,058
Citigroup Commercial Mortgage Trust Series 2020-WSS, Class A 2.109% (1 Month LIBOR + 1.95%), due 2/15/39 (a)(b)		585,982	588,257

			992,315

Whole Loan (Collateralized Mortgage Obligations) 2.5%
CHL Mortgage Pass-Through Trust Series 2007-1, Class A1 6.00%, due 3/25/37		36,699	29,118
Citigroup Mortgage Loan Trust, Inc.
Series 2019-B, Class A1 3.258%, due 4/25/66 (a)(d)		260,531	265,921
Series 2007-AR4, Class 1A1A 3.849%, due 3/25/37 (i)		313,929	305,777
Series 2004-NCM2, Class 1CB1 5.50%, due 8/25/34		224,175	230,136
Countrywide Alternative Loan Trust
Series 2005-29CB, Class A4 5.00%, due 1/1/00		42,485	34,271
Series 2007-1T1, Class 1A1 6.00%, due 3/25/37		654,968	400,567
Credit Suisse Mortgage Trust (a)
Series 2019-RPL9, Class A1 3.037%, due 10/27/59 (d)		944,416	953,728
Series 2019-RPL4, Class A1 3.49%, due 8/26/58		264,773	265,520
Eurosail-UK PLC (b)
Series 2007-3X, Class A3A, Reg S 0.991% (3 Month LIBOR + 0.95%), due 6/13/45	GBP	157,480	213,926
Series 2007-3A, Class A3C 0.991% (3 Month LIBOR + 0.95%), due 6/13/45 (a)		41,990	57,040
Series 2007-3X, Class A3C, Reg S 0.991% (3 Month LIBOR + 0.95%), due 6/13/45		41,990	57,040

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
GreenPoint Mortgage Funding Trust Series 2006-AR4, Class A6A 0.328% (1 Month LIBOR + 0.18%), due 9/25/46 (b)		$94,034	$87,547
IndyMac INDX Mortgage Loan Trust (b)
Series 2005-AR12 Class 2A1A 0.628% (1 Month LIBOR + 0.48%), due 7/25/35		136,417	129,488
Series 2005-AR14, Class 1A1A 0.708% (1 Month LIBOR + 0.56%), due 7/25/35		959,173	793,609
Lehman XS Trust Series 2007-20N, Class A1 1.298% (1 Month LIBOR + 1.15%), due 12/25/37 (b)		46,031	46,235
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 2.753%, due 7/25/35 (i)		172,592	116,117
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1 2.75%, due 7/25/59 (a)(d)		341,131	358,603
OBX Trust Series 2018-1, Class A2 0.798% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		52,505	52,370
Opteum Mortgage Acceptance Corporation Series 2005-2, Class M7 1.948% (1 Month LIBOR + 1.80%), due 4/25/35 (b)		100,000	97,063
Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 0.286% (3 Month LIBOR + 0.24%), due 1/15/39 (b)	GBP	1,895,653	2,524,679
Residential Asset Securitization Trust Series 2006-A10, Class A5 6.50%, due 9/25/36		$242,753	142,800
Residential Mortgage Securities Series 32A, Class A 1.304% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP	189,108	260,823
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-OPT1, Class A2 0.568% (1 Month LIBOR + 0.42%), due 11/25/35 (b)		$905,037	899,741
Thornburg Mortgage Securities Trust Series 2004-2, Class A1 0.768% (1 Month LIBOR + 0.62%), due 6/25/44 (b)		810,114	791,612

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2020 (continued)

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Towd Point Mortgage Funding Series 2019-GR4A, Class A1 1.073% (1 Month LIBOR + 1.025%), due 10/20/51 (a)(b)	GBP	1,017,794	$1,395,828
Trinity Square PLC Series 2015-1A, Class A 1.196% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)		484,130	662,849
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-HY1, Class A2A 0.308% (1 Month LIBOR + 0.16%), due 2/25/37 (b)		$595,569	523,487
Series 2006-5, Class 2CB1 6.00%, due 7/25/36		42,827	37,186

			11,733,081

Total Mortgage-Backed Securities (Cost $22,192,010)			22,033,862

U.S. Government & Federal Agencies 113.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
4.00%, due 2/1/50		650,004	694,319

			694,319

Federal National Mortgage Association (Mortgage Pass-Through Securities) 10.9%
1.944% (12 Month Monthly Treasury Average Index + 1.20%), due 6/1/43 (b)		213,973	215,462
2.00%, due 5/1/50		16,100,000	16,669,804
2.50%, due 12/1/49 TBA (h)		6,800,000	7,146,116
2.88% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (b)		241,777	254,419
3.00%, due 7/1/49 TBA (h)		8,500,000	8,913,379
3.50%, due 3/3/49 TBA (h)		12,900,000	13,654,348
4.00%, due 2/1/48 TBA (h)		5,000,000	5,347,412
4.00%, due 5/1/50		9,107	9,693
4.079% (11th District Cost of Funds Index + 1.926%), due 12/1/36 (b)		168,742	177,333

			52,387,966

United States Treasury Bonds 0.4%
1.625%, due 11/15/50 (j)		2,080,000	2,072,200

United States Treasury Notes 0.1%
1.75%, due 12/31/24 (k)		330,000	349,581

	Principal Amount	Value
United States Treasury Inflation—Indexed Bonds 38.1%
0.125%, due 10/15/24	$6,089,340	$6,528,756
0.125%, due 7/15/30 (j)	19,721,378	22,120,813
0.25%, due 2/15/50	2,612,998	3,112,768
0.375%, due 7/15/27 (j)	19,709,694	22,173,149
0.625%, due 2/15/43	2,015,921	2,512,001
0.75%, due 2/15/42	3,952,526	5,029,178
0.75%, due 2/15/45	2,111,983	2,722,505
0.875%, due 2/15/47 (j)	12,342,534	16,586,887
1.00%, due 2/15/46	4,934,196	6,726,375
1.00%, due 2/15/48	2,648,222	3,684,994
1.00%, due 2/15/49 (j)	3,155,815	4,441,645
1.375%, due 2/15/44 (j)	16,632,505	23,942,361
1.75%, due 1/15/28 (j)	14,446,656	17,718,974
2.00%, due 1/15/26	6,084,639	7,234,223
2.125%, due 2/15/40	4,168,297	6,454,075
2.125%, due 2/15/41	5,742,967	9,003,820
2.375%, due 1/15/25 (j)	12,555,835	14,671,036
2.375%, due 1/15/27 (k)	25,824	32,103
2.50%, due 1/15/29	6,464,117	8,490,635
3.375%, due 4/15/32 (k)	479,696	730,668

		183,916,966

United States Treasury Inflation—Indexed Notes 64.0%
0.125%, due 4/15/21 (k)	92,286	92,605
0.125%, due 1/15/22	9,468,121	9,637,512
0.125%, due 4/15/22 (j)	46,394,573	47,367,771
0.125%, due 7/15/22	4,327,612	4,461,442
0.125%, due 1/15/23 (j)	13,234,824	13,748,018
0.125%, due 7/15/26 (j)	17,390,382	19,123,759
0.125%, due 1/15/30 (j)	18,377,114	20,498,618
0.25%, due 7/15/29 (j)	22,225,783	25,157,387
0.375%, due 7/15/23	6,413,420	6,793,716
0.375%, due 1/15/27 (j)	15,068,483	16,814,111
0.50%, due 4/15/24 (j)	26,344,893	28,238,432
0.50%, due 1/15/28 (j)	17,323,687	19,641,632
0.625%, due 4/15/23 (j)	10,314,386	10,860,324
0.625%, due 1/15/24 (j)(k)	21,785,894	23,380,973
0.625%, due 1/15/26 (j)	26,947,578	30,077,778
0.75%, due 7/15/28 (j)	16,606,373	19,312,044
0.875%, due 1/15/29 (j)	11,332,321	13,316,658

		308,522,780

Total U.S. Government & Federal Agencies (Cost $505,050,558)		547,943,812

Total Long-Term Bonds (Cost $621,196,515)		669,071,522

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (l)	1,440,372	$1,440,372

Total Short-Term Investment (Cost $1,440,372)		1,440,372

Total Investments Excluding Purchased Options (Cost $622,636,887)	139.1%	670,511,894

Total Purchased Options (Cost $187,432)	0.0%‡	95,321

Total Investments (Cost $622,824,319)	139.1%	670,607,215
Other Assets, Less Liabilities	(39.1)	(188,460,607)
Net Assets	100.0%	$482,146,608

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one—tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2020.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2020.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2020.

(g)

Illiquid security—As of December 31, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $73,135, which represented less than one-tenth of a percent of the Portfolio’s net assets (unaudited).

(h)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2020, the total net market value of these securities was $42,865,653, which represented 8.9% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2020.

(j)	Delayed delivery security.

(k)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts and forward contracts. (See Notes 2(J)).

(l)	Current yield as of December 31, 2020.

Foreign Currency Forward Contracts

As of December 31, 2020, the Portfolio held the following foreign currency forward contracts1

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	209,000	USD	255,105	Morgan Stanley & Co.	1/8/21	$242
GBP	396,000	USD	534,378	Morgan Stanley & Co.	1/8/21	7,171
USD	4,836,120	JPY	498,023,631	Morgan Stanley & Co.	2/2/21	11,223
USD	1,238,117	PEN	4,457,841	Bank of America, N.A.*	2/19/21	6,329
USD	235,000	PEN	848,251	Morgan Stanley & Co*	1/25/21	641

Total Unrealized Appreciation						25,606

JPY	498,023,631	USD	4,834,571	Morgan Stanley & Co.	1/8/21	$(11,131)
USD	2,353,788	AUD	3,200,000	JPMorgan Chase Bank N.A.	1/8/21	(113,362)
USD	878,501	CAD	1,139,000	Bank of America, N.A.	1/8/21	(16,330)
USD	9,184,267	DKK	57,142,670	Morgan Stanley & Co.	2/1/21	(201,227)
USD	27,107,084	EUR	22,594,000	JPMorgan Chase Bank N.A.	1/8/21	(497,299)
USD	395,406	EUR	325,000	Morgan Stanley & Co.	1/8/21	(1,665)
USD	5,187,856	GBP	3,889,000	Bank of America, N.A.	1/8/21	(130,538)
USD	100,893	GBP	76,000	Morgan Stanley & Co.	1/8/21	(3,040)
USD	4,789,858	JPY	498,023,631	Bank of America, N.A.	1/8/21	(33,582)
USD	3,012,078	NZD	4,281,000	JPMorgan Chase Bank N.A.	1/8/21	(68,150)

Total Unrealized Depreciation						(1,076,324)

Net Unrealized Depreciation						$(1,050,718)

*	Non-deliverable forward.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2020 (continued)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of December 31, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
10-Year United States Treasury Ultra Note	77	March 2021	$12,087,904	$12,039,672	$(48,232)
5-Year United States Treasury Note	483	March 2021	60,798,272	60,937,242	138,970
Euro Bund	16	March 2021	3,472,913	3,472,223	(690)
United States Treasury Ultra Bond	6	March 2021	1,306,275	1,281,375	(24,900)

Total Long Contracts					65,148

Short Contracts
10-Year Australia Government Bond	(7)	March 2021	(790,179)	(794,549)	(4,370)
10-Year Japan Government Bond	(3)	March 2021	(4,413,335)	(4,413,926)	(591)
10-Year United States Treasury Note	(607)	March 2021	(83,698,679)	(83,813,422)	(114,743)
2-Year United States Treasury Note	(210)	March 2021	(46,357,599)	(46,405,078)	(47,479)
3-Year Australia Government Bond	(13)	March 2021	(1,176,122)	(1,177,006)	(884)
Euro BOBL	(183)	March 2021	(30,190,693)	(30,221,106)	(30,413)
Euro Schatz	(153)	March 2021	(21,003,632)	(20,985,597)	18,035
Euro-BTP	(45)	March 2021	(8,318,651)	(8,356,636)	(37,985)
Euro-Buxl 30 Year Bond	(4)	March 2021	(1,098,454)	(1,100,658)	(2,204)
United States Treasury Long Bond	(91)	March 2021	(15,961,838)	(15,760,063)	201,775

Total Short Contracts					(18,859)

Net Unrealized Appreciation					$46,289

1.	As of December 31, 2020, cash in the amount of $1,333,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2020.

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-GBP Fxvan	Morgan Stanley Capital Services LLC	$1.32	1/7/2021	7,095,000	GBP 7,095,000	$82,919	$970

						$82,919	$970

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-Euro BOBL	Morgan Stanley & Co., LLC	$139.50	2/19/2021	183	EUR 18,300,000	$1,310	$1,118
Call-Euro Schatz	Morgan Stanley & Co., LLC	114.00	2/19/2021	153	15,300,000	1,095	935

						$2,405	$2,053

Purchased Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-IRO 30-Year Interest Swap Rate	Morgan Stanley Capital Services, Inc.	$0.19	11/2/2022	1,400,000	EUR 1,400,000	$102,108	$92,298

						$102,108	$92,298

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-IRO 10-Year/10-Year Interest Swap Rate	Morgan Stanley Capital Services, Inc.	$0.00	11/02/2022	(4,200,000)	EUR (4,200,000)	$(101,882)	$(85,638)
Put-Markit iTraxx Europe	Bank of America, N.A.	0.85	1/20/2021	(6,900,000)	EUR (6,900,000)	(11,722)	(1,026)
Call-Markit iTraxx Europe	Bank of America, N.A.	0.45	1/20/2021	(2,700,000)	EUR (2,700,000)	(2,385)	(1,844)

						$(115,989)	$(88,508)

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/2024	(300,000)	$(300,000)	$(2,085)	$(4)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$104.00	3/11/2021	(300,000)	$(300,000)	$(551)	$(1,430)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.13	3/4/2021	(300,000)	(300,000)	(938)	(291)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.14	3/4/2021	(100,000)	(100,000)	(266)	(98)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.91	3/11/2021	(300,000)	(300,000)	(1,031)	(2,060)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.77	2/11/2021	(600,000)	(600,000)	(984)	(541)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	104.13	4/14/2021	(200,000)	(200,000)	(516)	(516)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.14	3/4/2021	(200,000)	(200,000)	(625)	(197)

						$(4,911)	$(5,133)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$104.14	3/4/2021	(200,000)	$(200,000)	$(281)	$(276)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	104.14	3/4/2021	(100,000)	(100,000)	(109)	(138)

						$(390)	$(414)

Swap Contracts

As of December 31, 2020, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$14,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	$169	$(2,917)	$(2,748)
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	633	(10,914)	(10,281)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/ Quarterly	(3,482)	(204,695)	(208,177)
106,980,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	3,992	(37,891)	(33,899)

						$1,312	$(256,417)	$(255,105)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2020 (continued)

As of December 31, 2020, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
2,500,000	EUR	5/15/2022	Fixed 0.09%	1-Month EUR-CPI	At Maturity	$—	$18,830	$18,830
1,100,000	EUR	7/15/2022	Fixed 0.33%	1-Month EUR-CPI	At Maturity	(57)	10,441	10,384
1,100,000	USD	4/27/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(26,188)	(26,188)
510,000	USD	5/9/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(11,903)	(11,903)
780,000	USD	5/10/2023	Fixed 2.281%	12-Month USD-CPI	At Maturity	—	(18,939)	(18,939)
2,800,000	EUR	3/15/2024	Fixed 1.03%	1-Month EUR-CPI	At Maturity	717	(94,665)	(93,948)
2,200,000	GBP	9/15/2024	UK RPI	Fixed 3.85%	At Maturity	(275)	189,012	188,737
6,800,000	GBP	1/15/2025	UK RPI	Fixed 3.33%	At Maturity	(175,854)	246,617	70,763
3,100,000	GBP	8/15/2025	UK RPI	Fixed 3.473%	At Maturity	—	53,363	53,363
800,000	EUR	6/15/2027	12-Month EUR-CPI	Fixed 1.36%	At Maturity	8,111	44,210	52,321
1,000,000	EUR	3/15/2028	12-Month EUR-CPI	Fixed 1.535%	At Maturity	(97)	81,113	81,016
510,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.353%	At Maturity	—	20,560	20,560
770,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	31,728	31,728
2,600,000	USD	11/4/2029	12-Month USD-CPI	Fixed 1.76%	At Maturity	1,252	(96,213)	(94,961)
4,200,000	GBP	1/15/2030	UK RPI	Fixed 3.39%	At Maturity	31,336	136,000	167,336
2,200,000	USD	5/19/2030	12-Month USD-CPI	Fixed 1.28%	At Maturity	—	(203,581)	(203,581)
3,460,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	At Maturity	(10,515)	361,139	350,624
200,000	EUR	3/15/2033	12-Month EUR-CPI	Fixed 1.71%	At Maturity	320	(27,939)	(27,619)

						$(145,062)	$713,585	$568,523

As of December 31, 2020, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Obligation	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	100	1.00%	Quarterly	$2,867	$1,269	$4,136
CDX North American High Yield Series 35	12/20/2025	Buy	2,300	5.00%	Quarterly	87,715	(214,496)	(126,781)

						$90,582	$(213,227)	$(122,645)

1.	As of December 31, 2020, cash in the amount of $1,330,000 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2020.

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

DKK—Danish Krone

EUAM—European Union Advisory Mission

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

NZD—New Zealand Dollar

PEN—Peruvian Sol

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$35,760,250	$—	$35,760,250
Corporate Bonds	—	30,687,326	—	30,687,326
Foreign Government Bonds	—	32,646,272	—	32,646,272
Mortgage-Backed Securities	—	22,033,862	—	22,033,862
U.S. Government & Federal Agencies	—	547,943,812	—	547,943,812

Total Long-Term Bonds	—	669,071,522	—	669,071,522

Purchased Options	95,321	—	—	95,321
Short-Term Investment
Affiliated Investment Company	1,440,372	—	—	1,440,372

Total Investments in Securities	1,535,693	669,071,522	—	670,607,215

Other Financial Instruments
Credit Default Swap Contracts (b)	—	4,136	—	4,136
Foreign Currency Forward Contracts (b)	—	25,606	—	25,606
Futures Contracts (b)	358,780	—	—	358,780
Inflation Swap Contracts (b)	—	1,045,662	—	1,045,662

Total Other Financial Instruments	358,780	1,075,404	—	1,434,184

Total Investments in Securities and Other Financial Instruments	$1,894,473	$670,146,926	$—	$672,041,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Other Financial Instruments
Credit Default Swap Contracts (b)	$—	$(126,781)	$—	$(126,781)
Foreign Currency Forward Contracts (b)	—	(1,076,324)	—	(1,076,324)
Futures Contracts (b)	(312,491)	—	—	(312,491)
Inflation Swap Contracts (b)	—	(477,139)	—	(477,139)
Interest Rate Swap Contracts (b)	—	(255,105)	—	(255,105)
Written Options	(94,059)	—	—	(94,059)

Total Other Financial Instruments	$(406,550)	$(1,935,349)	$—	$(2,341,899)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

Sale-Buyback Transactions (a)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Ammount Borrowed	Payable for Sale-Buyback Transcations (b)
Barclays Capital Inc.	0.18%	12/28/2020	01/05/2021	$16,879,643	$16,879,681
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	19,638,611	19,638,419
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	19,102,045	19,101,688
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	19,332,792	19,332,712
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	13,751,627	13,751,369
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	17,807,351	17,807,715
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	14,791,672	14,792,133
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	13,343,717	13,343,699
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	14,455,049	14,454,842
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	16,800,065	16,799,854
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	16,565,631	16,565,611
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	15,733,510	15,733,348
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	18,789,209	18,788,842
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	14,599,590	14,599,299
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	18,992,140	18,991,766
Barclays Capital Inc.	0.18	12/28/2020	01/05/2021	10,870,499	10,870,424
Barclays Capital Inc.	0.14	12/09/2020	01/08/2021	2,583,334	2,583,694
Barclays Capital Inc.	0.18	11/19/2020	01/19/2021	4,584,577	4,587,209
Barclays Capital Inc.	0.18	10/20/2020	01/20/2021	5,025,991	5,031,106
Barclays Capital Inc.	0.18	10/21/2020	01/21/2021	28,362,842	28,387,430
Barclays Capital Inc.	0.18	10/21/2020	01/21/2021	8,737,925	8,747,724
Barclays Capital Inc.	0.18	10/21/2020	01/21/2021	11,536,335	11,547,099
Barclays Capital Inc.	0.18	10/22/2020	01/21/2021	29,527,871	29,559,433
Barclays Capital Inc.	0.18	10/26/2020	01/26/2021	3,456,387	3,460,964
Barclays Capital Inc.	0.18	10/27/2020	01/27/2021	2,732,118	2,735,591
Barclays Capital Inc.	0.13	12/29/2020	01/27/2021	891,783	892,750
Barclays Capital Inc.	0.17	12/01/2020	01/29/2021	3,519,741	3,521,689
Barclays Capital Inc.	0.18	10/28/2020	01/29/2021	32,560,527	32,596,683
Barclays Capital Inc.	0.18	10/28/2020	01/29/2021	1,445,745	1,447,212

				$396,418,327	$396,549,986

(a)

During the period ended December 31, 2020, the Portfolio’s average amount of borrowing was $148,093,624 at a weighted average interest rate of 0.71%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(b)	Payable for sale-buyback transactions includes $131,659 of deferred price increase.

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in unaffiliated securities before outstanding written options, at value (identified cost $621,383,947)	$669,166,843
Investment in affiliated investment company, at value (identified cost $1,440,372)	1,440,372
Cash collateral on deposit at broker for futures contracts	1,333,000
Cash collateral on deposit at broker for swap contracts	1,330,000
Cash denominated in foreign currencies (identified cost $1,593,801)	1,566,491
Cash	507
Receivables:
Investment securities sold	371,775,047
Dividends and interest	1,395,669
Portfolio shares sold	213,233
Variation margin on centrally cleared swap contracts	124,251
Variation margin on futures contracts	67,544
Securities lending	60
Unrealized appreciation on foreign currency forward contracts	25,606

Total assets	1,048,438,623

Liabilities
Due to custodian	267,566
Cash collateral due to broker for sale-buyback transactions	1,580,000
Cash collateral due to broker for TBA	270,000
Written options, at value (premiums received $123,375)	94,059
Payables:
Sale buyback transaction	396,549,986
Investment securities purchased	165,839,699
Manager (See Note 3)	212,941
Portfolio shares redeemed	185,022
NYLIFE Distributors (See Note 3)	90,723
Professional fees	67,837
Custodian	31,386
Shareholder communication	23,481
Trustees	575
Accrued expenses	2,416
Unrealized depreciation on foreign currency forward contracts	1,076,324

Total liabilities	566,292,015

Net assets	$482,146,608

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,051
Additional paid-in capital	507,966,531

508,017,582
Total distributable earnings (loss)	(25,870,974)

Net assets	$482,146,608

Initial Class
Net assets applicable to outstanding shares	$48,478,738

Shares of beneficial interest outstanding	5,121,895

Net asset value per share outstanding	$9.47

Service Class
Net assets applicable to outstanding shares	$433,667,870

Shares of beneficial interest outstanding	45,929,249

Net asset value per share outstanding	$9.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Interest	$8,884,356
Dividends-affiliated	3,762
Securities lending	630
Other	18

Total income	8,888,766

Expenses
Manager (See Note 3)	2,145,434
Interest expense	1,079,071
Distribution/Service—Service Class (See Note 3)	949,341
Custodian	144,317
Professional fees	134,042
Shareholder communication	33,493
Trustees	10,392
Miscellaneous	21,581

Total expenses before waiver/reimbursement	4,517,671
Expense waiver/reimbursement from Manager (See Note 3)	(215,101)

Net expenses	4,302,570

Net investment income (loss)	4,586,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	7,052,032
Futures transactions	(3,848,723)
Written option transactions	(7,990)
Swap transactions	(600,264)
Foreign currency forward transactions	(4,579)
Foreign currency transactions	(1,434,418)

Net realized gain (loss)	1,156,058

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	41,761,367
Futures contracts	(132,787)
Swap contracts	43,807
Written option contracts	(80,516)
Foreign currency forward contracts	(759,127)
Translation of other assets and liabilities in foreign currencies	1,314

Net change in unrealized appreciation (depreciation)	40,834,058

Net realized and unrealized gain (loss)	41,990,116

Net increase (decrease) in net assets resulting from operations	$46,576,312

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,586,196	$7,790,803
Net realized gain (loss)	1,156,058	(2,013,650)
Net change in unrealized appreciation (depreciation)	40,834,058	22,392,886

Net increase (decrease) in net assets resulting from operations	46,576,312	28,170,039

Distributions to shareholders:
Initial Class	(998,898)	(1,424,708)
Service Class	(7,260,665)	(9,622,993)

Total distributions to shareholders	(8,259,563)	(11,047,701)

Capital share transactions:
Net proceeds from sale of shares	116,839,503	82,521,582
Net asset value of shares issued to shareholders in reinvestment of distributions	8,259,563	11,047,701
Cost of shares redeemed	(73,308,369)	(45,227,235)

Increase (decrease) in net assets derived from capital share transactions	51,790,697	48,342,048

Net increase (decrease) in net assets	90,107,446	65,464,386

Net Assets
Beginning of year	392,039,162	326,574,776

End of year	$482,146,608	$392,039,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Cash Flows for the year ended December 31, 2020

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$46,576,312
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Long term investments purchased	(1,277,995,305)
Long term investments sold	1,210,073,615
Sale of short term investments, net	42,515,654
Sale of affiliated investments, net	88,096
Amortization (accretion) of discount and premium, net	(6,227,715)
Increase in investment securities sold receivable	(225,143,224)
Decrease in dividends and interest receivable	87,631
Decrease in premiums paid for OTC swap contracts	18,126
Increase in securities lending receivable	(60)
Decrease in other assets	64,756
Decrease in unrealized appreciation for open forward foreign currency contracts	554,524
Decrease in premiums from written options	(132,017)
Increase in investment securities purchased payable	73,523,086
Increase in cash collateral due to broker for sale-buyback transactions	1,580,000
Decrease in cash collateral due to broker for foreign currency forward contracts	(360,000)
Increase in cash collateral due to broker for TBA	270,000
Increase in professional fees payable	4,396
Decrease in custodian payable	(36,221)
Decrease in shareholder communication payable	(22,293)
Decrease in due to Trustees	(18)
Increase in due to manager	86,000
Increase in due to NYLIFE Distributors	18,472
Increase in variation margin on centrally cleared swap contracts	163,993
Decrease in variation margin on futures contracts	(660,686)
Increase in unrealized depreciation for open forward foreign currency contracts	204,603
Increase in accrued expenses	1,405
Decrease in unrealized appreciation on OTC swap contracts	47,515
Decrease in unrealized depreciation on OTC swap contracts	(62,861)
Net realized gain from unaffiliated investments	(7,052,032)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(41,761,367)
Net change in unrealized (appreciation) depreciation on written options	80,516

Net cash used in operating activities*	(183,495,099)

Cash flows from financing activities:
Proceeds from shares sold	$116,905,347
Payment on shares redeemed	(73,270,906)
Increase in due to custodian	267,566
Payments on reverse repurchase agreements	(9,816,375)
Proceeds from reverse repurchase agreements	9,816,375
Payments on sale-buyback transactions	(3,237,186,449)
Proceeds from sale-buyback transactions	3,376,380,852

Net cash from financing activities	183,096,410

Effect of exchange rate changes on cash	(9,645)
Net decrease in cash and restricted cash	(408,334)
Cash, restricted cash and foreign currency at beginning of year	4,638,332

Cash, restricted cash and foreign currency at end of year	$4,229,998

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $8,259,563.

*	Included in operating expenses is cash of $1,079,071 paid for interest on borrowings.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of year
Cash	$56,570
Cash denominated in foreign currencies	976,757
Cash collateral on deposit at broker for futures contracts	1,781,005
Cash collateral on deposit at broker for swap contracts	1,824,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,638,332

Cash and restricted cash at end of year
Cash	$507
Cash denominated in foreign currencies	1,566,491
Cash collateral on deposit at broker for futures contracts	1,333,000
Cash collateral on deposit at broker for swap contracts	1,330,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,229,998

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$8.63		$8.20		$8.54		$8.40	$8.11

Net investment income (loss) (a)	0.12		0.20		0.23		0.23	0.17

Net realized and unrealized gain (loss) on investments	0.96		0.50		(0.53)		0.15	0.21

Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)		0.01		0.10		(0.09)	0.05

Total from investment operations	1.03		0.71		(0.20)		0.29	0.43

Less distributions:

From net investment income	(0.19)		(0.28)		(0.14)		(0.15)	(0.14)

Net asset value at end of year	$9.47		$8.63		$8.20		$8.54	$8.40

Total investment return (b)	11.93	%(c)	8.56	%(c)	(2.38	%)(c)	3.45%	5.28%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.27%		2.35%		2.78%		2.71%	2.05	%(d)

Net expenses (e)	0.78%		1.65%		1.43%		1.03%	0.91	%(f)

Expenses (before waiver/reimbursement) (e)	0.83%		1.71%		1.43%		1.03%	0.91	%(f)

Interest expense and fees	0.25%		1.09%		0.81%		0.42%	0.32%

Portfolio turnover rate (g)	199%		187%		157%		121%	143%

Net assets at end of year (in 000’s)	$48,479		$48,707		$44,523		$45,563	$36,060

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 128%, 139%, 48%, 96% and 91% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

	Year ended December 31,

Service Class	2020		2019		2018		2017	2016

Net asset value at beginning of year	$8.61		$8.19		$8.53		$8.39	$8.10

Net investment income (loss) (a)	0.09		0.18		0.21		0.21	0.18

Net realized and unrealized gain (loss) on investments	0.96		0.49		(0.54)		0.15	0.19

Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)		0.01		0.10		(0.09)	0.04

Total from investment operations	1.00		0.68		(0.23)		0.27	0.41

Less distributions:

From net investment income	(0.17)		(0.26)		(0.11)		(0.13)	(0.12)

Net asset value at end of year	$9.44		$8.61		$8.19		$8.53	$8.39

Total investment return (b)	11.61	%(c)	8.30	%(c)	(2.63	%)(c)	3.20%	5.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.04%		2.14%		2.53%		2.46%	2.15	%(d)

Net expenses (e)	1.03%		1.89%		1.68%		1.28%	1.16	%(f)

Expenses (before waiver/reimbursement) (e)	1.08%		1.96%		1.68%		1.28%	1.16	%(f)

Interest expense and fees	0.25%		1.09%		0.81%		0.42%	0.32%

Portfolio turnover rate (g)	199%		187%		157%		121%	143%

Net assets at end of year (in 000’s)	$433,668		$343,332		$282,052		$287,520	$282,006

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 128%, 139%, 48%, 96% and 91% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

28	MainStay VP PIMCO Real Return Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2020, no foreign equity securities were held by the Portfolio.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data

29

Notes to Financial Statements (continued)

including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2020 were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, was determined as of December 31, 2020 and can change at any time. Illiquid investments as of December 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital

30	MainStay VP PIMCO Real Return Portfolio

gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

31

Notes to Financial Statements (continued)

liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of December 31, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2020, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

32	MainStay VP PIMCO Real Return Portfolio

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and

33

Notes to Financial Statements (continued)

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. As of December 31, 2020, all open options are shown in the Portfolio of Investments.

(N)  Interest Rate and Credit Default Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection. As of December 31, 2020, all open swaptions are shown in the Portfolio of Investments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and

34	MainStay VP PIMCO Real Return Portfolio

liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the year ended December 31, 2020, the Portfolio’s average amount of borrowing was $33,030 at a weighted average interest rate of 0.12%. As of December 31, 2020, the Portfolio did not hold any reverse repurchase agreements.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2020, the Portfolio did not enter into any securities sold short.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or

35

Notes to Financial Statements (continued)

loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of December 31, 2020, delayed delivery transactions are shown in the Portfolio of Investments.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. As of December 31, 2020, TIPS are shown in the Portfolio of Investments.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio (See Note 12 for securities lending agent change). Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2020, the Portfolio did not have any portfolio securities on loan.

(W)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(X)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Y)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate

36	MainStay VP PIMCO Real Return Portfolio

(“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(Z)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(AA)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.

Fair value of derivative instruments as of December 31, 2020:

Asset Derivatives

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options—Investments in securities, at value	$970	$—	$94,351	$95,321
Futures Contracts—Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	358,780	358,780
Centrally Cleared Swap Contracts—Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	4,136	1,045,662	1,049,798
Forward Contracts—Unrealized appreciation on foreign currency forward contracts	25,606	—	—	25,606

Total Fair Value	$26,576	$4,136	$1,498,793	$1,529,505

Liability Derivatives

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Written Options—Investments in written options, at value	$—	$—	$(94,059)	$(94,059)
Futures Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(312,491)	(312,491)
Centrally Cleared Swap Contracts—Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(126,781)	(732,244)	(859,025)
Forward Contracts—Unrealized depreciation on foreign currency forward contracts	(1,076,324)	—	—	(1,076,324)

Total Fair Value	$(1,076,324)	$(126,781)	$(1,138,794)	$(2,341,899)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$—	$—	$905,153	$905,153
Written Options	—	—	(7,990)	(7,990)
Futures Contracts	—	—	(3,848,723)	(3,848,723)
Swap Contracts	—	224,118	(824,382)	(600,264)
Forward Contracts	(4,579)	—	—	(4,579)

Total Net Realized Gain (Loss)	$(4,579)	$224,118	$(3,775,942)	$(3,556,403)

Net Change in Unrealized Appreciation (Depreciation) from:

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$(81,949)	$—	$52,622	$(29,327)
Written Options	—	—	(80,516)	(80,516)
Futures Contracts	—	—	(132,787)	(132,787)
Swap Contracts	—	435,189	(391,382)	43,807
Forward Contracts	(759,127)	—	—	(759,127)

Total Net Change in Unrealized Appreciation (Depreciation)	$(841,076)	$435,189	$(552,063)	$(957,950)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$9,702,418	$—	$102,390,425	$112,092,843
Written Options(a)	$—	$—	$(13,928,267)	$(13,928,267)
Written Swaptions	$—	$—	$(15,240,345)	$(15,240,345)
Written Inflation—Capped Options	$—	$—	$(1,725,000)	$(1,725,000)
Futures Contracts Long	$—	$—	$82,449,893	$82,449,893
Futures Contracts Short	$—	$—	$(204,132,000)	$(204,132,000)
Swap Contracts Long	$—	$6,929,755	$69,847,371	$76,777,126
Forward Contracts Long	$16,112,350	$—	$—	$16,112,350
Forward Contracts Short	$(72,780,289)	$—	$—	$(72,780,289)

(a)	Positions were open eleven months during the reporting period.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
United States Treasury Obligations	$—	$396,549,986	$—	$—	$396,549,986

Total Borrowings	$—	$396,549,986	$—	$—	$396,549,986

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$396,549,986

38	MainStay VP PIMCO Real Return Portfolio

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2020:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)

Master Securities Forward Transaction Agreement
Barclays Capital Inc.	$(396,549,986)	$(396,549,986)	$396,540,201	$(9,785)

Total Borrowings and Other Financing Transactions	$(396,549,986)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the year ended December 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and of Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio’s average daily net assets. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,145,434 and waived fees/reimbursed expenses in the amount of $215,101 and paid the Subadvisor in the amount of $1,072,717.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

39

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$1,528	$147,255	$(147,343)	$—	$—	$1,440	$4	$—	1,440

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$623,021,007	$51,123,667	$(4,388,647)	$46,735,020

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$2,050,577	$(75,603,794)	$—	$47,682,243	$(25,870,974)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of forwards contract and straddle loss deferral.

As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $(74,637,686), as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$20,380	$54,258

The Portfolio utilized $4,126,981 of capital loss carryforwards during the year ended December 31, 2020.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2020		2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$8,259,563	$ —	$11,047,701	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio (See Note 12 for custodian change). Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

40	MainStay VP PIMCO Real Return Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of U.S. government securities were $1,236,320 and $1,178,739, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $41,675 and $31,335, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	362,350	$3,332,081
Shares issued to shareholders in reinvestment of distributions	107,581	998,898
Shares redeemed	(993,417)	(9,122,960)

Net increase (decrease)	(523,486)	$(4,791,981)

Year ended December 31, 2019:
Shares sold	651,387	$5,608,170
Shares issued to shareholders in reinvestment of distributions	165,706	1,424,708
Shares redeemed	(599,073)	(5,169,589)

Net increase (decrease)	218,020	$1,863,289

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	12,408,077	$113,507,422
Shares issued to shareholders in reinvestment of distributions	783,454	7,260,665
Shares redeemed	(7,132,197)	(64,185,409)

Net increase (decrease)	6,059,334	$56,582,678

Year ended December 31, 2019:
Shares sold	8,984,695	$76,913,412
Shares issued to shareholders in reinvestment of distributions	1,120,695	9,622,993
Shares redeemed	(4,671,355)	(40,057,646)

Net increase (decrease)	5,434,035	$46,478,759

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statements of operations and cash flows for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

42	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Portfolio as well as presentations from New York Life Investments and PIMCO personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Portfolio, among other information.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PIMCO. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.

Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of PIMCO, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, the Portfolio’s investment performance and risks as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the Main-

Stay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that PIMCO provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated PIMCO’s experience in serving as subadvisor to the Portfolio and advising other portfolios and PIMCO’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO and New York Life Investments’ and PIMCO’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PIMCO and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed PIMCO’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and PIMCO to continue to provide the same nature, extent and quality of services to the Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to PIMCO as well as discussions between the Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed to take, to seek to enhance

44	MainStay VP PIMCO Real Return Portfolio

Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio. The Board considered that PIMCO’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of PIMCO’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on the subadvisory fee paid to PIMCO by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

because the subadvisory fee paid to PIMCO is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

46	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay VP PIMCO Real Return Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

49

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay VP PIMCO Real Return Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802531	MSVPPRR11-02/21 (NYLIAC) NI528

MainStay VP Allocation Portfolios

Message from the President and Annual Report

December 31, 2020

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

The economy entered 2020 riding an expansion of historic longevity, supporting an equally lengthy bull market for stocks. With unemployment near all-time lows and corporations making abundant use of leverage, conditions were arguably ripe for a disruption. As it happened, it was a novel virus and subsequent pandemic that triggered a global recession. Business closures and stay-at-home orders designed to contain the spread of COVID-19 had a catastrophic impact on household and corporate cashflows. Policymakers and regulators moved aggressively through the spring to buttress corporate balance sheets and cushion household income, significantly blunting the damage caused by pandemic-related restrictions. Nevertheless, both earnings and GDP (gross economic output) declined markedly during the first half of the year, with GDP declining by 5% in the first quarter and 31.4% in the second quarter.

But whereas many segments of the real economy continued to suffer during the second half of the year, capital markets proved extraordinarily resilient. Decisive action by the U.S. Federal Reserve in March—implementing a near-zero interest rate policy, backstopping the corporate bond market, and rolling out a slew of lending facilities—proved pivotal. Further augmented a short while later by the CARES Act (Coronavirus Aid, Relief, and Economic Security Act), these actions served to quickly restore liquidity to the bond market and trigger a sharp recovery in pricing. After selling off dramatically in February and March, the S&P 500 Index reached a new all-time high just a few months later. While many pandemic-affected service, travel and entertainment industries remained stricken, U.S. GDP recovered as well, rising by a record 33.4% in the third quarter of the year. The rally continued through the fall with an abrupt acceleration coming in November with the end of election-related uncertainty and the release of clinical trial results for COVID vaccinations showing them to be highly effective.

While some of the most pressing issues that confronted us last year appear somewhat less daunting as we look ahead to 2021, multiple other challenges continue to confront us as investors, as citizens and as members of our communities. The economic recovery remains uneven, unemployment remains high and the political landscape remains fractured along deepening fault lines. Meanwhile, the pandemic continues to cost lives as vaccines slowly roll out across the country, with little clarity regarding when the country and the world might fully reopen for business or what our new political, economic and social normal is likely to be.

Despite these difficulties, at New York Life Investments we remain dedicated to providing you, as an investor in MainStay VP Funds, with products, information and services to help you to navigate today’s rapidly changing investment environment. We continuously refine our portfolios and provide insights into ever-evolving markets and investment strategies to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	10.28%	6.90%	6.33%	0.62%
Service Class Shares	2/13/2006	10.01	6.64	6.07	0.87

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
MSCI EAFE® Index[4]	7.82	7.45	5.51
Bloomberg Barclays U.S. Aggregate Bond Index[5]	7.51	4.44	3.84
Conservative Allocation Composite Index[6]	11.51	8.20	7.31
Morningstar Allocation—30% to 50% Equity Category Average[7]	8.23	6.68	5.25

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,094.90	$0.21	$1,024.94	$0.20	0.04%

Service Class Shares	$1,000.00	$1,093.60	$1.53	$1,023.68	$1.48	0.29%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Conservative Allocation Portfolio returned 10.28% for Initial Class shares and 10.01% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 7.82% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 11.51% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 8.23% return of the Morningstar Allocation—30% to 50% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/ Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, while a few Underlying Portfolios/Funds enhanced the Portfolio’s relative performance, the majority detracted, which included MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund and MainStay VP MacKay Growth Portfolio. Asset class policy further detracted from relative performance, as discussed below.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance over the course of the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

The general theme of the Portfolio’s allocations during reporting period was one of risk aversion. That positioning proved unhelpful in the opening weeks of 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets but was well rewarded through the pandemic-induced market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Portfolio leaned toward fixed income and away from equities varied across time with only modest net effect at the end of the reporting period. A large equity underweight was in place in late February as prices began to slide; purchases were made in March at reduced prices lessening the underweight; and the Portfolio reverted to sales again as markets rallied in April and May. Spells of weakness in the early fall provided opportunities to add a bit more equity exposure back into the Portfolio, moving its equity exposure closer to the that of the benchmark.

Positioning within asset classes was even more impactful than management of the overall stock/bond blend. Two biases in particular stand out. The more damaging of the two was a preference for value over growth. This stance was predicated upon our belief that these two classifications of stocks may have been mispriced relative to one another (in our view, growth looked very expensive after three years of strong returns) and our concern that growing regulatory oversight of the technology sector may lead to earnings disappointment in the future. But the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, undermining the Portfolio’s performance. Another Portfolio tilt impacting performance was its decisive slant in favor of large-cap stocks over those of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures and that suffered from weak profit margins pre-pandemic looked comparatively unattractive to us. For most of the year, the Portfolio’s large-cap bias bolstered returns, but small-cap stocks underwent a torrid rally in the final two months of the year, causing this position to detract from relative performance for the reporting period as a whole.

How did the Portfolio’s allocations change over the course of the reporting period?

We made several consequential adjustments to underlying Portfolio holdings and many smaller, fine-tuning adjustments. The four most notable changes include:

•	As part of an effort to lessen active risk associated with quantitatively driven investment strategies, we eliminated the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Conservative Allocation Portfolio

Portfolio’s position in MainStay VP MacKay Common Stock Portfolio and reduced holdings of MainStay VP MacKay Growth Portfolio. We redirected assets from both sales to MainStay VP MacKay S&P 500 Index Portfolio.

•	We collapsed several of the Portfolio’s smaller fixed-income positions into a core holding, MainStay VP Indexed Bond Portfolio. The positions we closed included MainStay MacKay Infrastructure Bond Fund, MainStay Short Term Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, and a total return swap involving iShares Core U.S. Aggregate Bond ETF.

•	We added two recently launched ETFs to the Portfolio, IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both favor firms deemed to be responsible investments that are mindful of environmental, social and governance issues.

•	We introduced exposure to VanEck Gold Miners ETF to the Portfolio via a total return swap in the late spring. This move reflected our opinion that monetary policy, coupled with aggressive fiscal support, is likely to lift inflation eventually, driving both gold and gold miners higher.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from MainStay VP Small Cap Growth Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay VP MacKay Growth Portfolio. While no equity funds held for the entire reporting period experienced losses, the lowest total returns were observed in MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A function of allocation size, variation in position size over time and underlying return, the Underlying Equity Portfolios/Funds making the strongest positive contributions to the Portfolio’s equity returns were MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Large Cap Growth Portfolio and MainStay VP Small Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Equity Portfolios/Funds that detracted most significantly from performance included MainStay MacKay U.S. Equity Opportunities Fund, MainStay VP T. Rowe Price Equity Income Fund and MainStay VP Epoch U.S. Equity Yield Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Bond markets were driven to a very large degree by intervention from the Fed and other central banks. Dropping the Fed funds target to near zero and ramping up asset purchases served to drive yields down across the curve.3 The rollout of the Fed’s primary and secondary market corporate bond purchase facilities had the similar effect of compressing credit spreads.4

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Equity-sensitive convertible bonds made the strongest positive contributions to the Portfolio’s performance to a considerable degree. Very long-duration5 instruments likewise produced solid returns with inflation-indexed bonds next in line. Return on cash was effectively zero, while short-duration markets posted only very modest gains.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to Portfolio return included MainStay VP Indexed Bond Portfolio (a very large holding) and MainStay VP Bond Portfolio (also a relatively large holding). Detracting marginally from performance due to timing effects were MainStay VP Convertible Portfolio and MainStay VP Floating Rate Portfolio.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2020

	Shares	Value

Affiliated Investment Companies 96.6%†
Equity Funds 37.0%
IQ 50 Percent Hedged FTSE International ETF	631,400	$14,322,109
IQ 500 International ETF	390,868	11,409,202
IQ Candriam ESG International Equity ETF (a)	440,928	12,059,381
IQ Candriam ESG U.S. Equity ETF (a)	592,029	19,111,466
IQ Chaikin U.S. Large Cap ETF	461,385	13,445,636
IQ Chaikin U.S. Small Cap ETF	214,166	6,250,713
MainStay Epoch Capital Growth Fund Class I (a)	181,348	2,547,940
MainStay Epoch International Choice Fund Class I	193,776	7,627,028
MainStay Epoch U.S. All Cap Fund Class R6	425,174	12,942,282
MainStay MacKay International Opportunities Fund Class I	830,910	6,115,501
MainStay MAP Equity Fund Class I	319,982	14,991,150
MainStay VP Emerging Markets Equity Portfolio Initial Class	960,353	11,057,311
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	789,393	11,940,754
MainStay VP MacKay Growth Portfolio Initial Class	153,044	5,992,280
MainStay VP MacKay International Equity Portfolio Initial Class	437,980	8,073,425
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	700,851	9,783,181
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	523,491	37,380,605
MainStay VP MacKay Small Cap Core Portfolio Initial Class	572,903	6,717,291
MainStay VP Small Cap Growth Portfolio Initial Class	889,747	16,155,321
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	877,848	10,147,137
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	687,326	22,518,710

Total Equity Funds (Cost $219,154,194)		260,588,423

Fixed Income Funds 59.6%
IQ S&P High Yield Low Volatility Bond ETF (a)	277,142	7,049,134
MainStay MacKay Short Duration High Yield Fund Class I	5,456,471	53,200,592
MainStay VP Bond Portfolio Initial Class (a)	3,228,892	49,624,195
MainStay VP Floating Rate Portfolio Initial Class (a)	2,405,645	21,199,026
MainStay VP Indexed Bond Portfolio Initial Class (a)	24,955,600	280,683,118
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	747,522	7,077,535

Total Fixed Income Funds (Cost $390,097,414)		418,833,600

Total Affiliated Investment Companies (Cost $609,251,608)		679,422,023

	Shares	Value

Short-Term Investments 3.4%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	22,830,176	$22,830,176

Total Affilated Investment Company (cost $22,830,176)		22,830,176

	Principal Amount
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.00%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $550,000 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 12/31/22, with a Principal Amount of $561,000 and a Market Value of $561,000)	$550,000	550,000

Total Repurchase Agreement (Cost $550,000)		550,500

Total Short-Term Investments (Cost $23,380,176)		23,380,176

Total Investments (Cost $632,631,784)	100.0%	702,802,199
Other Assets, Less Liabilities	0.0 ‡	248,737
Net Assets	100.0%	$703,050,936

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of December 31, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2020.

10	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/02/2021	Monthly	$14,196	$—
Citigroup	Russell 1000 Growth Total Return	1 month LIBOR BBA minus 0.03%	12/03/2021	Monthly	(6,684)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/02/2021	Monthly	22,133	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/02/2021	Monthly	(18,878)	—
Citigroup	Russell Midcap Index Total Return	1 month LIBOR BBA plus 0.26%	12/02/2021	Monthly	12,080	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA	12/02/2021	Monthly	(3,523)	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/02/2021	Monthly	12,307	—

1.	As of December 31, 2020, cash in the amount of $464,540 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$260,588,423	$—	$—	$260,588,423
Fixed Income Funds	418,833,600	—	—	418,833,600

Total Affiliated Investment Companies	679,422,023	—	—	679,422,023

Short-Term Investments
Affiliated Investment Company	22,830,176	—	—	22,830,176
Repurchase Agreement	—	550,000	—	550,000

Total Short-Term Investments	22,830,176	550,000		23,380,176

Total Investments in Securities	$702,252,199	$550,000	$—	$702,802,199

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $632,081,784)	$702,252,199
Repurchase agreements, at value (identified cost $550,000)	550,000
Cash collateral on deposit at broker for swap contracts	464,540
Receivables:
Dividends and Interest	599,434
Investment securities sold	220,497
Portfolio shares sold	16,479
Other assets	212

Total assets	704,103,361

Liabilities
Cash collateral due to broker for swap contracts	464,540
Payables:
Portfolio shares redeemed	307,923
NYLIFE Distributors (See Note 3)	144,809
Investment securities purchased	60,767
Shareholder communication	31,151
Professional fees	30,940
Custodian	11,444
Trustees	851

Total liabilities	1,052,425

Net assets	$703,050,936

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,134
Additional paid-in capital	638,259,909

638,317,043
Total distributable earnings (loss)	64,733,893

Net assets	$703,050,936

Initial Class
Net assets applicable to outstanding shares	$16,707,187

Shares of beneficial interest outstanding	1,343,103

Net asset value per share outstanding	$12.44

Service Class
Net assets applicable to outstanding shares	$686,343,749

Shares of beneficial interest outstanding	55,790,974

Net asset value per share outstanding	$12.30

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$12,242,281
Interest	652
Other	26

Total income	12,242,959

Expenses
Distribution/Service—Service Class (See Note 3)	1,678,341
Professional fees	89,518
Shareholder communication	74,452
Custodian	36,468
Trustees	17,284
Miscellaneous	23,711

Total expenses	1,919,774

Net investment income (loss)	10,323,185

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	6,601,417
Realized capital gain distributions from affiliated investment companies	6,271,750
Swap transactions	(1,595,863)

Net realized gain (loss)	11,277,304

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	40,337,689

Net change in unrealized appreciation (depreciation)	40,337,689

Net realized and unrealized gain (loss)	51,614,993

Net increase (decrease) in net assets resulting from operations	$61,938,178

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,323,185	$10,902,689
Net realized gain (loss)	11,277,304	16,311,798
Net change in unrealized appreciation (depreciation)	40,337,689	73,341,547

Net increase (decrease) in net assets resulting from operations	61,938,178	100,556,034

Distributions to shareholders:
Initial Class	(565,783)	(787,124)
Service Class	(22,500,681)	(36,881,033)

Total distributions to shareholders	(23,066,464)	(37,668,157)

Capital share transactions:
Net proceeds from sale of shares	71,082,058	59,412,891
Net asset value of shares issued to shareholders in reinvestment of distributions	23,066,464	37,668,157
Cost of shares redeemed	(162,373,215)	(156,901,437)

Increase (decrease) in net assets derived from capital share transactions	(68,224,693)	(59,820,389)

Net increase (decrease) in net assets	(29,352,979)	3,067,488

Net Assets
Beginning of year	732,403,915	729,336,427

End of year	$703,050,936	$732,403,915

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.70	$10.77	$11.80	$10.87	$10.71

Net investment income (loss) (a)	0.21	0.20	0.23	0.22	0.22

Net realized and unrealized gain (loss) on investments	0.97	1.38	(0.98)	0.95	0.46

Total from investment operations	1.18	1.58	(0.75)	1.17	0.68

Less distributions:

From net investment income	(0.25)	(0.34)	(0.28)	(0.24)	(0.29)

From net realized gain on investments	(0.19)	(0.31)	—	—	(0.23)

Total distributions	(0.44)	(0.65)	(0.28)	(0.24)	(0.52)

Net asset value at end of year	$12.44	$11.70	$10.77	$11.80	$10.87

Total investment return (b)	10.28%	14.83%	(6.47%)	10.80%	6.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.76%	1.75%	2.02%	1.89%	2.02%

Net expenses (c)	0.04%	0.03%	0.03%	0.02%	0.03%

Portfolio turnover rate	29%	42%	58%	44%	44%

Net assets at end of year (in 000’s)	$16,707	$16,327	$14,616	$16,481	$16,599

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.57	$10.66	$11.67	$10.75	$10.60

Net investment income (loss) (a)	0.17	0.17	0.20	0.19	0.19

Net realized and unrealized gain (loss) on investments	0.97	1.35	(0.96)	0.94	0.45

Total from investment operations	1.14	1.52	(0.76)	1.13	0.64

Less distributions:

From net investment income	(0.22)	(0.30)	(0.25)	(0.21)	(0.26)

From net realized gain on investments	(0.19)	(0.31)	—	—	(0.23)

Total distributions	(0.41)	(0.61)	(0.25)	(0.21)	(0.49)

Net asset value at end of year	$12.30	$11.57	$10.66	$11.67	$10.75

Total investment return (b)	10.01%	14.55%	(6.68%)	10.52%	6.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.50%	1.47%	1.70%	1.66%	1.74%

Net expenses (c)	0.29%	0.28%	0.28%	0.27%	0.28%

Portfolio turnover rate	29%	42%	58%	44%	44%

Net assets at end of year (in 000’s)	$686,344	$716,077	$714,720	$865,873	$850,124

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	11.57%	8.14%	7.50%	0.72%
Service Class Shares	2/13/2006	11.29	7.87	7.23	0.97

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
MSCI EAFE® Index[4]	7.82	7.45	5.51
Bloomberg Barclays U.S. Aggregate Bond Index[5]	7.51	4.44	3.84
Moderate Allocation Composite Index[6]	13.17	9.97	8.91
Morningstar Allocation—50% to 70% Equity Category Average[7]	11.44	8.68	7.36

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

16	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,134.50	$0.21	$1,024.94	$0.20	0.04%

Service Class Shares	$1,000.00	$1,133.10	$1.55	$1,023.68	$1.48	0.29%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

17

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 21 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

18	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Moderate Allocation Portfolio returned 11.57% for Initial Class shares and 11.29% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 7.82% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 13.17% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 11.44% return of the Morningstar Allocation— 50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/ Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, while a few Underlying Portfolios/Funds enhanced the Portfolio’s relative performance, the majority detracted, which included MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund and MainStay VP MacKay Growth Portfolio. Asset class policy further detracted from relative performance, as discussed below.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance over the course of the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

The general theme of the Portfolio’s allocations during reporting period was one of risk aversion. That positioning proved unhelpful in the opening weeks of 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets but was well rewarded through the pandemic-induced market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Portfolio leaned toward fixed income and away from equities varied across time with only modest net effect at the end of the reporting period. A large equity underweight was in place in late February as prices began to slide; purchases were made in March at reduced prices lessening the underweight; and the Portfolio reverted to sales again as markets rallied in April and May. Spells of weakness in the early fall provided opportunities to add a bit more equity exposure back into the Portfolio, moving its equity exposure closer to the that of the benchmark.

Positioning within asset classes was even more impactful than management of the overall stock/bond blend. Two biases in particular stand out. The more damaging of the two was a preference for value over growth. This stance was predicated upon our belief that these two classifications of stocks may have been mispriced relative to one another (in our view, growth looked very expensive after three years of strong returns) and our concern that growing regulatory oversight of the technology sector may lead to earnings disappointment in the future. But the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, undermining the Portfolio’s performance. Another Portfolio tilt impacting performance was its decisive slant in favor of large-cap stocks over those of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures and that suffered from weak profit margins pre-pandemic looked comparatively unattractive to us. For most of the year, the Portfolio’s large-cap bias bolstered returns, but small-cap stocks underwent a torrid rally in the final two months of the year, causing this position to detract from relative performance for the reporting period as a whole.

How did the Portfolio’s allocations change over the course of the reporting period?

We made several consequential adjustments to underlying Portfolio holdings and many smaller, fine-tuning adjustments. The four most notable changes include:

•	As part of an effort to lessen active risk associated with quantitatively driven investment strategies, we eliminated the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 16 for more information on benchmark and peer group returns.

19

Portfolio’s position in MainStay VP MacKay Common Stock Portfolio and reduced holdings of MainStay VP MacKay Growth Portfolio. We redirected assets from both sales to MainStay VP MacKay S&P 500 Index Portfolio.

•	We collapsed several of the Portfolio’s smaller fixed-income positions into a core holding, MainStay VP Indexed Bond Portfolio. The positions we closed included MainStay MacKay Infrastructure Bond Fund, MainStay Short Term Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, and a total return swap involving iShares Core U.S. Aggregate Bond ETF.

•	We added two recently launched ETFs to the Portfolio, IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both favor firms deemed to be responsible investments that are mindful of environmental, social and governance issues.

•	We introduced exposure to VanEck Gold Miners ETF to the Portfolio via a total return swap in the late spring. This move reflected our opinion that monetary policy, coupled with aggressive fiscal support, is likely to lift inflation eventually, driving both gold and gold miners higher.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from MainStay VP Small Cap Growth Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay VP MacKay Growth Portfolio. While no equity funds held for the entire reporting period experienced losses, the lowest total returns were observed in MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A function of allocation size, variation in position size over time and underlying return, the Underlying Equity Portfolios/Funds making the strongest positive contributions to the Portfolio’s equity returns were MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Equity Portfolios/Funds that detracted most significantly from performance included MainStay VP MacKay Common Stock Portfolio, MainStay MacKay U.S. Equity Opportunities Fund and swap exposure to the VanEck Gold Miners ETF.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Bond markets were driven to a very large degree by intervention from the Fed and other central banks. Dropping the Fed funds target to near zero and ramping up asset purchases served to drive yields down across the curve.3 The rollout of the Fed’s primary and secondary market corporate bond purchase facilities had the similar effect of compressing credit spreads.4

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Equity-sensitive convertible bonds made the strongest positive contributions to the Portfolio’s performance to a considerable degree. Very long-duration5 instruments likewise produced solid returns with inflation-indexed bonds next in line. Return on cash was effectively zero, while short-duration markets posted only very modest gains.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to Portfolio return included MainStay VP Indexed Bond Portfolio (a very large holding) and MainStay VP Bond Portfolio (also a relatively large holding). Detracting marginally from performance due to timing effects were MainStay VP Convertible Portfolio and MainStay VP Floating Rate Portfolio.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

20	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2020

	Shares	Value
Affiliated Investment Companies 96.7%†
Equity Funds 57.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,072,270	$24,322,408
IQ 500 International ETF (a)	1,027,787	30,000,486
IQ Candriam ESG International Equity ETF (a)	710,408	19,429,659
IQ Candriam ESG U.S. Equity ETF (a)	1,137,904	36,733,020
IQ Chaikin U.S. Large Cap ETF (a)	1,232,650	35,921,763
IQ Chaikin U.S. Small Cap ETF (a)	357,884	10,445,310
MainStay Epoch Capital Growth Fund Class I (a)	278,801	3,917,156
MainStay Epoch International Choice Fund Class I (a)	638,849	25,145,112
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,169,479	35,598,931
MainStay MacKay International Opportunities Fund Class I (a)	2,964,034	21,815,292
MainStay MAP Equity Fund Class I (a)	867,347	40,635,230
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,846,886	32,778,473
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,401,940	36,332,947
MainStay VP MacKay Growth Portfolio Initial Class	481,320	18,845,559
MainStay VP MacKay International Equity Portfolio Initial Class	564,055	10,397,394
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	2,287,571	31,932,199
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	1,000,726	71,458,258
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,326,532	15,553,592
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,860,662	33,784,410
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,763,419	31,942,634
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,689,894	55,365,652

Total Equity Funds (Cost $533,761,153)		622,355,485

Fixed Income Funds 39.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	425,941	10,833,852
MainStay MacKay Short Duration High Yield Fund Class I	5,590,038	54,502,875
MainStay VP Bond Portfolio Initial Class (a)	3,378,730	51,927,022
MainStay VP Floating Rate Portfolio Initial Class	616,045	5,428,711

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Indexed Bond Portfolio Initial Class (a)	26,113,585	$293,707,326
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,150,483	10,892,770

Total Fixed Income Funds (Cost $406,493,709)		427,292,556

Total Affiliated Investment Companies (Cost $940,254,862)		1,049,648,041

Short-Term Investments 3.3%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	35,517,383	35,517,383

Total Affiliated Investment Company (Cost $35,517,383)		35,517,383

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.00%, dated 12/31/20 due 1/4/21 Proceeds at Maturity $300,000 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 12/31/22, with a Principal Amount of $306,000 and a Market Value of $306,000)	$300,000	300,000

Total Repurchase Agreement (Cost $300,000)		300,000

Total Short-Term Investments (Cost $35,817,383)		35,817,383

Total Investments (Cost $976,072,245)	100.0%	1,085,465,424
Other Assets, Less Liabilities	0.0 ‡	459,820
Net Assets	100.0%	$1,085,925,244

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of December 31, 2020, the Portfolio’s ownership exceeded 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2020 (continued)

Swap Contracts

Open OTC total return swap contracts as of December 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate 2	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/02/2021	Monthly	$21,848	$—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/02/2021	Monthly	43,995	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/02/2021	Monthly	(56,422)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.26%	12/02/2021	Monthly	21,031	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.34%	12/02/2021	Monthly	(1,878)	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/02/2021	Monthly	18,792	—

1.	As of December 31, 2020, cash in the amount of $900,000 was pledged to brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$622,355,485	$—	$—	$622,355,485
Fixed Income Funds	427,292,556	—	—	427,292,556

Total Affiliated Investment Companies	1,049,648,041	—	—	1,049,648,041

Short-Term Investments
Affiliated Investment Company	35,517,383	—	—	35,517,383
Repurchase Agreement	—	300,000	—	300,000

Total Short-Term Investments	35,517,383	300,000	—	35,817,383

Total Investments in Securities	$1,085,165,424	$300,000	$—	$1,085,465,424

(a)	For a complete listing of investments, see the Portfolio of Investments.

22	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $975,772,245)	$1,085,165,424
Repurchase agreements, at value (identified cost $300,000)	300,000
Cash collateral on deposit at broker for swap contracts	900,000
Receivables:
Dividends and Interest	974,143
Portfolio shares sold	54,895
Other assets	294

Total assets	1,087,394,756

Liabilities
Payables:
Investment securities purchased	740,756
Portfolio shares redeemed	412,361
NYLIFE Distributors (See Note 3)	218,464
Shareholder communication	47,918
Professional fees	37,246
Custodian	11,461
Trustees	1,306

Total liabilities	1,469,512

Net assets	$1,085,925,244

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,408
Additional paid-in capital	985,767,750

985,859,158
Total distributable earnings (loss)	100,066,086

Net assets	$1,085,925,244

Initial Class
Net assets applicable to outstanding shares	$48,024,564

Shares of beneficial interest outstanding	4,006,485

Net asset value per share outstanding	$11.99

Service Class
Net assets applicable to outstanding shares	$1,037,900,680

Shares of beneficial interest outstanding	87,401,378

Net asset value per share outstanding	$11.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$19,061,505
Interest	1,559
Other	40

Total income	19,063,104

Expenses
Distribution/Service—Service Class (See Note 3)	2,530,747
Professional fees	119,624
Shareholder communication	113,765
Custodian	37,991
Trustees	26,702
Miscellaneous	34,180

Total expenses	2,863,009

Net investment income (loss)	16,200,095

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	14,873,834
Realized capital gain distributions from affiliated investment companies	15,542,005
Swap transactions	(7,367,582)

Net realized gain (loss)	23,048,257

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	68,669,592

Net change in unrealized appreciation (depreciation)	68,669,592

Net realized and unrealized gain (loss)	91,717,849

Net increase (decrease) in net assets resulting from operations	$107,917,944

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,200,095	$20,624,923
Net realized gain (loss)	23,048,257	32,469,224
Net change in unrealized appreciation (depreciation)	68,669,592	140,351,475

Net increase (decrease) in net assets resulting from operations	107,917,944	193,445,622

Distributions to shareholders:
Initial Class	(2,317,718)	(3,140,712)
Service Class	(49,413,476)	(76,514,893)

Total distributions to shareholders	(51,731,194)	(79,655,605)

Capital share transactions:
Net proceeds from sale of shares	44,548,280	41,200,942
Net asset value of shares issued to shareholders in reinvestment of distributions	51,731,194	79,655,605
Cost of shares redeemed	(213,972,555)	(233,611,591)

Increase (decrease) in net assets derived from capital share transactions	(117,693,081)	(112,755,044)

Net increase (decrease) in net assets	(61,506,331)	1,034,973

Net Assets
Beginning of year	1,147,431,575	1,146,396,602

End of year	$1,085,925,244	$1,147,431,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.32	$10.33	$11.89	$10.57	$10.59

Net investment income (loss) (a)	0.20	0.23	0.23	0.20	0.19

Net realized and unrealized gain (loss) on investments	1.07	1.60	(1.16)	1.36	0.48

Total from investment operations	1.27	1.83	(0.93)	1.56	0.67

Less distributions:

From net investment income	(0.29)	(0.36)	(0.27)	(0.19)	(0.24)

From net realized gain on investments	(0.31)	(0.48)	(0.36)	(0.05)	(0.45)

Total distributions	(0.60)	(0.84)	(0.63)	(0.24)	(0.69)

Net asset value at end of year	$11.99	$11.32	$10.33	$11.89	$10.57

Total investment return (b)	11.57%	18.29%	(8.40%)	14.97%	6.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.83%	2.04%	1.99%	1.79%	1.76%

Net expenses (c)	0.03%	0.03%	0.02%	0.02%	0.03%

Portfolio turnover rate	31%	40%	52%	33%	40%

Net assets at end of year (in 000’s)	$48,025	$45,283	$43,161	$49,419	$43,873

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.22	$10.23	$11.79	$10.48	$10.51

Net investment income (loss) (a)	0.17	0.20	0.20	0.17	0.16

Net realized and unrealized gain (loss) on investments	1.06	1.60	(1.16)	1.36	0.47

Total from investment operations	1.23	1.80	(0.96)	1.53	0.63

Less distributions:

From net investment income	(0.26)	(0.33)	(0.24)	(0.17)	(0.21)

From net realized gain on investments	(0.31)	(0.48)	(0.36)	(0.05)	(0.45)

Total distributions	(0.57)	(0.81)	(0.60)	(0.22)	(0.66)

Net asset value at end of year	$11.88	$11.22	$10.23	$11.79	$10.48

Total investment return (b)	11.29%	18.00%	(8.63%)	14.68%	6.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.52%	1.76%	1.73%	1.53%	1.52%

Net expenses (c)	0.28%	0.27%	0.27%	0.27%	0.28%

Portfolio turnover rate	31%	40%	52%	33%	40%

Net assets at end of year (in 000’s)	$1,037,900	$1,102,149	$1,103,235	$1,288,895	$1,171,213

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	12.94%	9.33%	8.57%	0.80%
Service Class Shares	2/13/2006	12.65	9.06	8.30	1.05

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
MSCI EAFE® Index[4]	7.82	7.45	5.51
Bloomberg Barclays U.S. Aggregate Bond Index[5]	7.51	4.44	3.84
Moderate Growth Allocation Composite Index[6]	14.59	11.67	10.44
Morningstar Allocation—70% to 85% Equity Category Average[7]	10.99	9.18	7.75

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

27

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,193.10	$0.17	$1,024.99	$0.15	0.03%

Service Class Shares	$1,000.00	$1,191.60	$1.54	$1,023.73	$1.42	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

28	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 32 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

29

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Moderate Growth Allocation Portfolio returned 12.94% for Initial Class shares and 12.65% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 7.82% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 14.59% return of the Moderate Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 10.99% return of the Morningstar Allocation—70% to 85% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, while a few Underlying Portfolios/Funds enhanced the Portfolio’s relative performance, the majority detracted, which included MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund and MainStay VP MacKay Mid Cap Core Portfolio. Asset class policy further detracted from relative performance, as discussed below.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance over the course of the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

The general theme of the Portfolio’s allocations during reporting period was one of risk aversion. That positioning proved unhelpful in the opening weeks of 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets but was well rewarded through the pandemic-induced market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Portfolio leaned toward fixed income and away from equities varied across time with only modest net effect when all was said and done. A large equity underweight was in place in late February as prices began to slide; purchases were made in March at reduced prices lessening the underweight; and the Portfolio reverted to sales again as markets rallied in April and May. Spells of weakness in the early fall provided opportunities to add a bit more equity exposure back into the Portfolio, moving its equity exposure closer to the that of the benchmark.

Positioning within asset classes was even more impactful than management of the overall stock/bond blend. Two biases in particular stand out. The more damaging of the two was a preference for value over growth. This stance was predicated upon our belief that these two classifications of stocks may have been mispriced relative to one another (growth looked very expensive after three years of strong returns) and our concern that growing regulatory oversight of the technology sector may lead to earnings disappointment in the future. But the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, undermining the Portfolio’s performance. Another Portfolio tilt impacting performance was its decisive slant in favor of large-cap stocks over those of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures and that suffered from weak profit margins pre-pandemic looked comparatively unattractive. For most of the year, the Portfolio’s large-cap bias bolstered returns, but small-cap stocks underwent a torrid rally in the final two months of the year, causing this position to detract from relative performance for the reporting period as a whole.

How did the Portfolio’s allocations change over the course of the reporting period?

We made several consequential adjustments to underlying Portfolio holdings and many smaller, fine-tuning adjustments. The four most notable changes include:

•	As part of an effort to lessen active risk associated with quantitatively driven investment strategies, we eliminated the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 27 for more information on benchmark and peer group returns.

30	MainStay VP Moderate Growth Allocation Portfolio

Portfolio’s position in MainStay VP MacKay Common Stock Portfolio and reduced holdings of MainStay VP MacKay Growth Portfolio. We redirected assets from both sales to MainStay VP MacKay S&P 500 Index Portfolio.

•	We collapsed several of the Portfolio’s smaller fixed-income positions into a core holding, MainStay VP Indexed Bond Portfolio. The positions we closed included MainStay MacKay U.S. Infrastructure Bond Fund, MainStay Short Term Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, and a total return swap involving iShares Core U.S. Aggregate Bond ETF.

•	We added two recently launched ETFs to the Portfolio, IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both favor firms deemed to be responsible investments that are mindful of environmental, social and governance issues.

•	We introduced exposure to VanEck Gold Miners ETF to the Portfolio via a total return swap in the late spring. This move reflected our opinion that monetary policy, coupled with aggressive fiscal support, is likely to lift inflation eventually, driving both gold and gold miners higher.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from MainStay VP Small Cap Growth Portfolio, MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. While no equity funds held for the entire reporting period experienced losses, the lowest returns were observed in MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A function of allocation size, variation in position size over time and underlying return, the Underlying Equity Portfolios/Funds making the strongest positive contributions to the Portfolio’s equity returns were MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP MacKay Small Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Equity Portfolios/Funds that detracted most significantly from performance included MainStay MacKay U.S. Equity Opportunities Fund, MainStay VP T. Rowe Price Equity Income Portfolio and swap exposure to the VanEck Gold Miners ETF.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Bond markets were driven to a very large degree by intervention from the Fed and other central banks. Dropping the Fed funds target to near zero and ramping up asset purchases served to drive yields down across the curve.3 The rollout of the Fed’s primary and secondary market corporate bond purchase facilities had the similar effect of compressing credit spreads.4

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Equity-sensitive convertible bonds made the strongest positive contributions to the Portfolio’s performance to a considerable degree. Very long-duration5 instruments likewise produced solid returns with inflation-indexed bonds next in line. Return on cash was effectively zero, while short-duration markets posted only very modest gains.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to return included MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio. Detracting marginally from performance due to timing effects were MainStay VP Convertible Portfolio and MainStay VP Unconstrained Bond Portfolio.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

31

Portfolio of Investments December 31, 2020

	Shares	Value
Affiliated Investment Companies 97.2%†
Equity Funds 77.8%
IQ 50 Percent Hedged FTSE International ETF (a)	1,819,103	$41,262,895
IQ 500 International ETF (a)	2,411,589	70,392,836
IQ Candriam ESG International Equity ETF (a)	910,185	24,893,560
IQ Candriam ESG U.S. Equity ETF (a)	2,214,061	71,472,767
IQ Chaikin U.S. Large Cap ETF (a)	2,563,682	74,710,564
IQ Chaikin U.S. Small Cap ETF (a)	590,858	17,244,959
MainStay Epoch Capital Growth Fund Class I (a)	463,910	6,517,935
MainStay Epoch International Choice Fund Class I (a)	1,606,564	63,234,359
MainStay Epoch U.S. All Cap Fund Class R6 (a)	2,343,935	71,349,393
MainStay MacKay International Opportunities Fund Class I (a)	7,576,876	55,765,811
MainStay MAP Equity Fund Class I (a)	1,923,952	90,137,153
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,925,338	79,736,957
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	5,429,417	82,128,075
MainStay VP MacKay Growth Portfolio Initial Class (a)	981,486	38,428,997
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,602,042	29,530,929
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,832,783	67,460,819
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (a)	2,076,475	148,273,598
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	5,150,571	60,390,449
MainStay VP Small Cap Growth Portfolio Initial Class (a)	6,715,937	121,942,606
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	6,153,164	71,125,036
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,730,418	122,218,944

Total Equity Funds (Cost $1,227,992,866)		1,408,218,642

Fixed Income Funds 19.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	708,648	18,024,533
MainStay MacKay Short Duration High Yield Fund Class I (a)	9,299,930	90,674,321
MainStay VP Bond Portfolio Initial Class (a)	2,108,059	32,398,341
MainStay VP Floating Rate Portfolio Initial Class (a)	1,024,893	9,031,560

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Indexed Bond Portfolio Initial Class (a)	16,292,122	$183,242,389
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,914,035	18,122,082

Total Fixed Income Funds (Cost $347,941,816)		351,493,226

Total Affiliated Investment Companies (Cost $1,575,934,682)		1,759,711,868

Short-Term Investment 2.7%
Affiliated Investment Company 2.7%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	49,196,303	49,196,303

Total Short-Term Investment (Cost $49,196,303)		49,196,303

Total Investments (Cost $1,625,130,985)	99.9%	1,808,908,171
Other Assets, Less Liabilities	0.1	1,028,419
Net Assets	100.0%	$1,809,936,590

†	Percentages indicated are based on Portfolio net assets.

(a)	As of December 31, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2020.

32	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/02/2021	Monthly	$36,347	$—
Citigroup	Russell 1000 Growth Total Return Index	1 month LIBOR BBA minus 0.03%	12/02/2021	Monthly	(20,192)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/02/2021	Monthly	53,544	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/02/2021	Monthly	(48,445)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.26%	12/02/2021	Monthly	37,056	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA	12/02/2021	Monthly	(9,086)	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/02/2021	Monthly	30,987	—

1.	As of December 31, 2020, cash in the amount of $1,415,810 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,408,218,642	$—	$—	$1,408,218,642
Fixed Income Funds	351,493,226	—	—	351,493,226
Short-Term Investment	49,196,303	—	—	49,196,303

Total Investments in Securities	$1,808,908,171	$—	$—	$1,808,908,171

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $1,625,130,985)	$1,808,908,171
Cash collateral on deposit at broker for swap contracts	1,415,810
Receivables:
Dividends and Interest	2,047,964
Investment securities sold	789,896
Portfolio shares sold	159,268
Other assets	446

Total assets	1,813,321,555

Liabilities
Cash collateral due to broker for swap contracts	1,415,810
Payables:
Portfolio shares redeemed	1,447,023
NYLIFE Distributors (See Note 3)	360,826
Shareholder communication	78,582
Professional fees	42,799
Investment securities purchased	25,758
Custodian	12,001
Trustees	2,166

Total liabilities	3,384,965

Net assets	$1,809,936,590

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$150,099
Additional paid-in capital	1,637,011,073

1,637,161,172
Total distributable earnings (loss)	172,775,418

Net assets	$1,809,936,590

Initial Class
Net assets applicable to outstanding shares	$98,314,088

Shares of beneficial interest outstanding	8,066,990

Net asset value per share outstanding	$12.19

Service Class
Net assets applicable to outstanding shares	$1,711,622,502

Shares of beneficial interest outstanding	142,031,849

Net asset value per share outstanding	$12.05

34	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$31,844,411
Interest	4,529
Other	66

Total income	31,849,006

Expenses
Distribution/Service—Service Class (See Note 3)	4,127,088
Shareholder communication	185,304
Professional fees	169,945
Custodian	45,360
Trustees	44,249
Miscellaneous	53,393

Total expenses	4,625,339

Net investment income (loss)	27,223,667

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	5,003,601
Realized capital gain distributions from affiliated investment companies	36,071,209
Swap transactions	(8,260,554)

Net realized gain (loss)	32,814,256

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	137,830,502

Net change in unrealized appreciation (depreciation)	137,830,502

Net realized and unrealized gain (loss)	170,644,758

Net increase (decrease) in net assets resulting from operations	$197,868,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,223,667	$38,255,096
Net realized gain (loss)	32,814,256	66,624,041
Net change in unrealized appreciation (depreciation)	137,830,502	277,110,351

Net increase (decrease) in net assets resulting from operations	197,868,425	381,989,488

Distributions to shareholders:
Initial Class	(5,689,162)	(9,016,002)
Service Class	(99,239,141)	(184,374,621)

Total distributions to shareholders	(104,928,303)	(193,390,623)

Capital share transactions:
Net proceeds from sale of shares	31,035,516	25,257,054
Net asset value of shares issued to shareholders in reinvestment of distributions	104,928,303	193,390,623
Cost of shares redeemed	(379,216,886)	(377,103,948)

Increase (decrease) in net assets derived from capital share transactions	(243,253,067)	(158,456,271)

Net increase (decrease) in net assets	(150,312,945)	30,142,594

Net Assets
Beginning of year	1,960,249,535	1,930,106,941

End of year	$1,809,936,590	$1,960,249,535

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.51	$10.57	$12.61	$11.00	$11.08

Net investment income (loss) (a)	0.21	0.26	0.21	0.17	0.18

Net realized and unrealized gain (loss) on investments	1.21	1.91	(1.47)	1.86	0.64

Total from investment operations	1.42	2.17	(1.26)	2.03	0.82

Less distributions:

From net investment income	(0.34)	(0.39)	(0.24)	(0.18)	(0.24)

From net realized gain on investments	(0.40)	(0.84)	(0.54)	(0.24)	(0.66)

Total distributions	(0.74)	(1.23)	(0.78)	(0.42)	(0.90)

Net asset value at end of year	$12.19	$11.51	$10.57	$12.61	$11.00

Total investment return (b)	12.94%	21.42%	(10.73%)	18.62%	7.56%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.87%	2.22%	1.71%	1.43%	1.60%

Net expenses (c)	0.03%	0.02%	0.02%	0.02%	0.03%

Portfolio turnover rate	32%	41%	44%	31%	33%

Net assets at end of year (in 000’s)	$98,314	$91,615	$80,133	$90,089	$76,025

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.38	$10.47	$12.49	$10.90	$10.99

Net investment income (loss) (a)	0.17	0.22	0.17	0.14	0.14

Net realized and unrealized gain (loss) on investments	1.21	1.88	(1.44)	1.84	0.64

Total from investment operations	1.38	2.10	(1.27)	1.98	0.78

Less distributions:

From net investment income	(0.31)	(0.35)	(0.21)	(0.15)	(0.21)

From net realized gain on investments	(0.40)	(0.84)	(0.54)	(0.24)	(0.66)

Total distributions	(0.71)	(1.19)	(0.75)	(0.39)	(0.87)

Net asset value at end of year	$12.05	$11.38	$10.47	$12.49	$10.90

Total investment return (b)	12.65%	21.12%	(10.95%)	18.32%	7.30%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.55%	1.90%	1.42%	1.17%	1.32%

Net expenses (c)	0.28%	0.27%	0.27%	0.27%	0.28%

Portfolio turnover rate	32%	41%	44%	31%	33%

Net assets at end of year (in 000’s)	$1,711,623	$1,868,634	$1,849,974	$2,263,952	$1,990,699

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2020

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	15.02%	10.53%	9.44%	0.82%
Service Class Shares	2/13/2006	14.74	10.25	9.17	1.07

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.40%	15.22%	13.88%
MSCI EAFE® Index[4]	7.82	7.45	5.51
Growth Allocation Composite Index[5]	15.74	13.28	11.91
Morningstar Allocation—85%+ Equity Category Average[6]	13.25	10.58	9.15

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus , as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

38	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2020, to December 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020, to December 31, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value (Based on Actual Returns and Expenses) 12/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,240.30	$0.23	$1,024.94	$0.20	0.04%

Service Class Shares	$1,000.00	$1,238.80	$1.63	$1,023.68	$1.48	0.29%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

39

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2020 (Unaudited)

See Portfolio of Investments beginning on page 43 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

40	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2020?

For the 12 months ended December 31, 2020, MainStay VP Growth Allocation Portfolio returned 15.02% for Initial Class shares and 14.74% for Service Class shares. Over the same period, both share classes underperformed the 18.40% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 7.82% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2020, both share classes underperformed the 15.74% return of the Growth Allocation Composite Index, which is an additional benchmark of the Portfolio, and outperformed the 13.25% return of the Morningstar Allocation—85%+ Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/ Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, while a few Underlying Portfolios/Funds enhanced the Portfolio’s relative performance, the majority detracted, which included MainStay Epoch U.S. All Cap Fund, MainStay MAP Equity Fund and MainStay VP MacKay Growth Portfolio. Asset class policy further detracted from relative performance, as discussed below.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance over the course of the reporting period.

How did you allocate the Portfolio’s assets during the reporting period and why?

The general theme of the Portfolio’s allocations during reporting period was one of risk aversion. That positioning proved unhelpful in the opening weeks of 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets but was well rewarded through the pandemic-induced market turmoil that followed, only to again become a drag on results as the economy reopened and the market rallied to new highs. The degree to which the Portfolio leaned away from equities—holding cash instead—varied across time with moderate net negative effect when all was said and done. A large equity underweight was in place in late February as prices began to slide; purchases were made in March at reduced prices lessening the underweight; and the Portfolio reverted to sales again as markets rallied in April and May. Spells of weakness in the early fall provided opportunities to add a bit more equity exposure back into the Portfolio, moving its equity exposure closer to the that of the benchmark.

Positioning within equities was even more impactful than management of the overall stock/cash blend. Two biases in particular stand out. The more damaging of the two was a preference for value over growth. This stance was predicated upon our belief that these two classifications of stocks may have been mispriced relative to one another (growth looked very expensive after three years of strong returns) and our concern that growing regulatory oversight of the technology sector may lead to earnings disappointment in the future. But the work-from-home, play-at-home culture that came with mandated lockdowns proved a boon for many growth funds, undermining the Portfolio’s performance. Another Portfolio tilt impacting performance was its decisive slant in favor of large-cap stocks over those of smaller firms. Smaller businesses that lacked a substantial balance sheet to fall back on, that were more vulnerable to credit pressures and that suffered from weak profit margins pre-pandemic looked comparatively unattractive. For most of the year, the Portfolio’s large-cap bias bolstered returns, but small-cap stocks underwent a torrid rally in the final two months of the year, causing this position to detract from relative performance for the reporting period as a whole.

How did the Portfolio’s allocations change over the course of the reporting period?

We made a few consequential adjustments to underlying Portfolio holdings and many smaller, fine-tuning adjustments. The three most notable changes include:

•	As part of an effort to lessen active risk associated with quantitatively driven investment strategies, we eliminated the Portfolio’s position in MainStay VP MacKay Common Stock Portfolio and reduced holdings of MainStay VP MacKay Growth Portfolio. We redirected assets from both sales to MainStay VP MacKay S&P 500 Index Portfolio.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 38 for more information on benchmark and peer group returns.

41

•	We added two recently launched ETFs to the Portfolio, IQ Candriam ESG U.S. Equity ETF and IQ Candriam ESG International Equity ETF. Both favor firms deemed to be responsible investments that are mindful of environmental, social and governance issues.

•	We introduced exposure to VanEck Gold Miners ETF to the Portfolio via a total return swap in the late spring. This move reflected our opinion that monetary policy, coupled with aggressive fiscal support, was likely to lift inflation eventually, driving both gold and gold miners higher. That exposure was lessened in the fall as we moved back into broader equity market holdings.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from MainStay VP Small Cap Growth Portfolio, MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. While no

equity funds held for the entire reporting period experienced losses, the lowest returns were observed in MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay MacKay International Opportunities Fund.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

A function of allocation size, variation in position size over time and underlying return, the Underlying Equity Portfolios/Funds making the strongest positive contributions to the Portfolio’s equity returns were MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay VP MacKay Small Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The Underlying Equity Portfolios/Funds that detracted most significantly from performance included MainStay MacKay U.S. Equity Opportunities Fund, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP MacKay Common Stock Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

42	MainStay VP Growth Allocation Portfolio

Portfolio of Investments December 31, 2020

	Shares	Value
Affiliated Investment Companies 97.3%†
Equity Funds 97.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,024,500	$23,238,836
IQ 500 International ETF (a)	1,740,852	50,814,425
IQ Candriam ESG International Equity ETF (a)	652,416	17,843,578
IQ Candriam ESG U.S. Equity ETF (a)	2,146,150	69,280,512
IQ Chaikin U.S. Large Cap ETF (a)	1,597,396	46,551,154
IQ Chaikin U.S. Small Cap ETF (a)	292,614	8,540,320
MainStay Epoch Capital Growth Fund Class I (a)	288,426	4,052,380
MainStay Epoch International Choice Fund Class I (a)	1,184,866	46,636,344
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,464,330	44,574,196
MainStay MacKay International Opportunities Fund Class I (a)	5,607,890	41,274,069
MainStay MAP Equity Fund Class I (a)	1,748,595	81,921,696
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	5,766,405	66,393,231
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,468,003	67,585,249
MainStay VP MacKay Growth Portfolio Initial Class (a)	908,312	35,563,946
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,069,208	38,142,326
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	3,602,055	50,281,082
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (a)	2,047,773	146,224,101

	Shares	Value
Equity Funds (continued)
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	2,751,254	$32,258,450
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,841,865	69,757,502
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,233,316	60,492,421
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,128,350	102,493,489

Total Affiliated Investment Companies (Cost $972,629,043)		1,103,919,307

Short-Term Investment 2.5%
Affiliated Investment Company 2.5%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	28,140,800	28,140,800

Total Short-Term Investment (Cost $28,140,800)		28,140,800

Total Investments (Cost $1,000,769,843)	99.8%	1,132,060,107
Other Assets, Less Liabilities	0.2	2,404,629
Net Assets	100.0%	$1,134,464,736

†	Percentages indicated are based on Portfolio net assets.

(a)	As of December 31, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of December 31, 2020.

Swap Contracts

Open OTC total return swap contracts as of December 31, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/02/2021	Monthly	$22,597	$—
Citigroup	iShares MSCI USA Quality Factor ETF	1 month LIBOR BBA minus 0.40%	12/02/2021	Monthly	(17)	—
Citigroup	Russell 1000 Growth Total Return Index	1 month LIBOR BBA minus 0.03%	12/02/2021	Monthly	(12,171)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/02/2021	Monthly	33,664	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/02/2021	Monthly	(1,286)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.26%	12/02/2021	Monthly	20,728	—
Citigroup	S&P 500 Financial Sector Total Return Index	1 month LIBOR BBA plus 0.40%	12/02/2021	Monthly	4,486	—
Citigroup	S&P 500 Materials Sector Total Return Index	1 month LIBOR BBA minus 0.08%	12/02/2021	Monthly	(28,705)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA	12/02/2021	Monthly	(5,688)	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/02/2021	Monthly	7,780	—

1.	As of December 31, 2020, cash in the amount of $1,933,736 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of December 31, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments December 31, 2020 (continued)

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,103,919,307	$—	$—	$1,103,919,307
Short-Term Investment	28,140,800	—	—	28,140,800

Total Investments in Securities	$1,132,060,107	$—	$—	$1,132,060,107

(a)	For a complete listing of investments, see the Portfolio of Investments.

44	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2020

Assets
Investment in affiliated investment companies, at value (identified cost $1,000,769,843)	$1,132,060,107
Cash collateral on deposit at broker for swap contracts	1,933,736
Receivables:
Investment securities sold	1,610,855
Dividends and Interest	1,435,190
Portfolio shares sold	86,378
Other assets	472

Total assets	1,137,126,738

Liabilities
Cash collateral due to broker for swap contracts	1,933,736
Payables:
Portfolio shares redeemed	414,876
NYLIFE Distributors (See Note 3)	218,843
Shareholder communication	44,133
Professional fees	37,662
Custodian	11,408
Trustees	1,344

Total liabilities	2,662,002

Net assets	$1,134,464,736

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,874
Additional paid-in capital	989,476,227

989,567,101
Total distributable earnings (loss)	144,897,635

Net assets	$1,134,464,736

Initial Class
Net assets applicable to outstanding shares	$92,646,546

Shares of beneficial interest outstanding	7,341,999

Net asset value per share outstanding	$12.62

Service Class
Net assets applicable to outstanding shares	$1,041,818,190

Shares of beneficial interest outstanding	83,532,161

Net asset value per share outstanding	$12.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the year ended December 31, 2020

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,691,548
Interest	11,072
Other	40

Total income	16,702,660

Expenses
Distribution/Service—Service Class (See Note 3)	2,377,706
Professional fees	117,577
Shareholder communication	112,624
Custodian	36,599
Trustees	25,901
Miscellaneous	32,446

Total expenses	2,702,853

Net investment income (loss)	13,999,807

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	8,727,265
Realized capital gain distributions from affiliated investment companies	27,765,244
Swap transactions	5,137,955

Net realized gain (loss)	41,630,464

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	97,042,610

Net change in unrealized appreciation (depreciation)	97,042,610

Net realized and unrealized gain (loss)	138,673,074

Net increase (decrease) in net assets resulting from operations	$152,672,881

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2020 and December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,999,807	$16,375,733
Net realized gain (loss)	41,630,464	56,437,075
Net change in unrealized appreciation (depreciation)	97,042,610	160,475,543

Net increase (decrease) in net assets resulting from operations	152,672,881	233,288,351

Distributions to shareholders:
Initial Class	(5,868,206)	(7,410,845)
Service Class	(66,857,357)	(93,386,237)

Total distributions to shareholders	(72,725,563)	(100,797,082)

Capital share transactions:
Net proceeds from sale of shares	46,065,158	22,560,505
Net asset value of shares issued to shareholders in reinvestment of distributions	72,725,563	100,797,082
Cost of shares redeemed	(181,229,820)	(134,448,635)

Increase (decrease) in net assets derived from capital share transactions	(62,439,099)	(11,091,048)

Net increase (decrease) in net assets	17,508,219	121,400,221

Net Assets
Beginning of year	1,116,956,517	995,556,296

End of year	$1,134,464,736	$1,116,956,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.80	$10.50	$12.65	$10.60	$10.63

Net investment income (loss) (a)	0.18	0.21	0.18	0.12	0.12

Net realized and unrealized gain (loss) on investments	1.49	2.25	(1.67)	2.26	0.68

Total from investment operations	1.67	2.46	(1.49)	2.38	0.80

Less distributions:

From net investment income	(0.27)	(0.36)	(0.19)	(0.12)	(0.17)

From net realized gain on investments	(0.58)	(0.80)	(0.47)	(0.21)	(0.66)

Total distributions	(0.85)	(1.16)	(0.66)	(0.33)	(0.83)

Net asset value at end of year	$12.62	$11.80	$10.50	$12.65	$10.60

Total investment return (b)	15.02%	24.58%	(12.78%)	22.67%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.64%	1.80%	1.42%	1.05%	1.19%

Net expenses (c)	0.03%	0.03%	0.02%	0.02%	0.03%

Portfolio turnover rate	26%	38%	28%	26%	21%

Net assets at end of year (in 000’s)	$92,647	$83,143	$66,326	$76,504	$60,070

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$11.67	$10.39	$12.53	$10.51	$10.55

Net investment income (loss) (a)	0.15	0.17	0.14	0.09	0.10

Net realized and unrealized gain (loss) on investments	1.47	2.24	(1.65)	2.24	0.66

Total from investment operations	1.62	2.41	(1.51)	2.33	0.76

Less distributions:

From net investment income	(0.24)	(0.33)	(0.16)	(0.10)	(0.14)

From net realized gain on investments	(0.58)	(0.80)	(0.47)	(0.21)	(0.66)

Total distributions	(0.82)	(1.13)	(0.63)	(0.31)	(0.80)

Net asset value at end of year	$12.47	$11.67	$10.39	$12.53	$10.51

Total investment return (b)	14.74%	24.27%	(12.99%)	22.36%	7.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.34%	1.49%	1.16%	0.81%	0.95%

Net expenses (c)	0.28%	0.28%	0.27%	0.27%	0.28%

Portfolio turnover rate	26%	38%	28%	26%	21%

Net assets at end of year (in 000’s)	$1,041,818	$1,033,813	$929,230	$1,074,280	$829,780

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

Each Allocation Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each Allocation Portfolio is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds”, that seeks to achieve its investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or

49

Notes to Financial Statements (continued)

liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of December 31, 2020, is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or broker selected by the Underlying Portfolio’s/Fund’s manager.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The method-

ology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.

The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the

50	MainStay VP Allocation Portfolios

date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.

Additionally, the Allocation Portfolios may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio. Repurchase agreements as of December 31, 2020 for the MainStay VP Conservative Allocation Portfolio and MainStay VP Moderate Allocation Portolio, are shown in the Portfolio of Investments, respectively.

(H)  LIBOR Replacement Risk.  The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios’ performance. Accordingly, the potential effect of a transition away from LIBOR on the Portfolio or the debt securities or other instruments based on LIBOR in which the Portfolio invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Swap Contracts.  The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios’ current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

51

Notes to Financial Statements (continued)

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios’ exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2020, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios’ return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios’ risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios’ current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios’ borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of December 31, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Allocation Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios’

52	MainStay VP Allocation Portfolios

financial positions, performance and cash flows. The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios’ holdings. These derivatives are not accounted for as hedging instruments.

MainStay VP Conservative Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(1,595,863)	$(1,595,863)

Total Net Realized Gain (Loss)	$(1,595,863)	$(1,595,863)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$49,113,140	$49,113,140
Swap Contracts Short	$(30,980,025)	$(30,980,025)

MainStay VP Moderate Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(7,367,582)	$(7,367,582)

Total Net Realized Gain (Loss)	$(7,367,582)	$(7,367,582)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$82,337,386	$82,337,386
Swap Contracts Short	$(56,595,989)	$(56,595,989)

MainStay VP Moderate Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$(8,260,554)	$(8,260,554)

Total Net Realized Gain (Loss)	$(8,260,554)	$(8,260,554)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$125,312,173	$125,312,173
Swap Contracts Short	$(84,907,356)	$(84,907,356)

MainStay VP Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Net Realized Gain (Loss) from:

	Equity Contracts Risk	Total

Swap Contracts	$5,137,955	$5,137,955

Total Net Realized Gain (Loss)	$5,137,955	$5,137,955

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$57,733,585	$57,733,585
Swap Contracts Short	$(47,581,561)	$(47,581,561)

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments (See Note 12 for sub-administration and sub-accounting service provider change). These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts

53

Notes to Financial Statements (continued)

for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with

NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$14,890	$221	$(1,425)	$71	$565	$14,322	$304	$—	631
IQ 500 International ETF	16,651	12	(5,187)	(184)	117	11,409	314	—	391
IQ Candriam ESG International Equity ETF	—	10,761	(1,291)	311	2,278	12,059	136	—	441
IQ Candriam ESG U.S. Equity ETF	—	17,287	(1,022)	129	2,718	19,112	95	—	592
IQ Chaikin U.S. Large Cap ETF	10,591	2,689	(1,297)	183	1,280	13,446	201	—	461
IQ Chaikin U.S. Small Cap ETF	4,988	3,814	(3,584)	(49)	1,082	6,251	48	—	214
IQ S&P High Yield Low Volatility Bond ETF	4,876	7,093	(4,877)	(188)	145	7,049	182	—	277
MainStay Epoch Capital Growth Fund Class I	7,986	2,410	(8,450)	1,894	(1,292)	2,548	9	—	181
MainStay Epoch International Choice Fund Class I	11,434	54	(4,181)	(26)	346	7,627	54	—	194
MainStay Epoch U.S. All Cap Fund Class R6	14,049	1,136	(3,733)	773	717	12,942	42	—	425
MainStay MacKay High Yield Municipal Bond Fund Class R6	12,373	81	(12,321)	311	(444)	—	84	—	—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (a)	17,952	212	(18,948)	661	123	—	209	—	—
MainStay MacKay International Opportunities Fund Class I	8,552	439	(2,737)	(980)	842	6,116	163	—	831
MainStay MacKay Short Duration High Yield Fund Class I	67,801	5,461	(18,712)	(546)	(803)	53,201	2,581	—	5,456
MainStay MacKay U.S. Equity Opportunities Fund Class I	8,281	—	(8,029)	(790)	538	—	—	—	—
MainStay MAP Equity Fund Class I	22,230	2,367	(11,135)	854	675	14,991	583	—	320
MainStay Short Term Bond Class I	7,289	93	(7,480)	(36)	134	—	84	—	—
MainStay U.S. Government Liquidity Fund	26,803	144,085	(148,058)	—	—	22,830	87	—	22,830
MainStay VP Bond Portfolio Initial Class	45,853	8,487	(7,023)	572	1,735	49,624	925	104	3,229
MainStay VP Emerging Markets Equity Portfolio Initial Class	15,305	370	(6,729)	(270)	2,381	11,057	370	—	960
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	21,036	2,858	(9,956)	(561)	(1,436)	11,941	360	461	789
MainStay VP Floating Rate Portfolio Initial Class	29,458	2,832	(9,915)	(1,222)	46	21,199	864	—	2,406
MainStay VP Indexed Bond Portfolio Initial Class	228,724	63,600	(24,948)	2,541	10,766	280,683	3,303	462	24,956
MainStay VP MacKay Common Stock Portfolio Initial Class	10,301	1,128	(11,108)	(131)	(190)	—	26	126	—

54	MainStay VP Allocation Portfolios

MainStay VP Conservative Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP MacKay Convertible Portfolio Initial Class	$8,346	$23	$(7,958)	$54	$(465)	$—	$23	$—	—
MainStay VP MacKay Growth Portfolio Initial Class	16,611	2,764	(16,428)	2,994	51	5,992	68	1,126	153
MainStay VP MacKay International Equity Portfolio Initial Class	4,718	2,627	(135)	14	849	8,073	40	291	438
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	16,287	832	(7,500)	(261)	425	9,783	103	727	701
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,176	33,463	(7,666)	231	8,177	37,381	394	218	523
MainStay VP MacKay Small Cap Core Portfolio Initial Class	8,920	255	(3,117)	(442)	1,101	6,717	8	—	573
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	4,676	24	(4,569)	(92)	(39)	—	24	—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	7,669	253	(1,549)	49	656	7,078	154	—	748
MainStay VP Small Cap Growth Portfolio Initial Class (b)	10,042	5,619	(4,051)	1,099	3,446	16,155	—	428	890
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	22,894	6,067	(16,272)	(2,309)	(233)	10,147	404	863	878
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	21,592	2,825	(7,892)	1,947	4,047	22,519	—	1,466	687

	$732,354	$332,242	$(409,283)	$6,601	$40,338	$702,252	$12,242	$6,272

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$23,862	$19	$(569)	$(12)	$1,022	$24,322	$494	$—	1,072
IQ 500 International ETF	31,097	82	(1,816)	41	596	30,000	707	—	1,028
IQ Candriam ESG International Equity ETF	—	14,664	(146)	27	4,885	19,430	252	—	710
IQ Candriam ESG U.S. Equity ETF	—	32,164	—	—	4,569	36,733	153	—	1,138
IQ Chaikin U.S. Large Cap ETF	31,904	1,091	(408)	41	3,294	35,922	573	—	1,233
IQ Chaikin U.S. Small Cap ETF	10,697	4,050	(5,359)	(244)	1,301	10,445	82	—	358
IQ S&P High Yield Low Volatility Bond ETF	4,538	11,081	(4,759)	(295)	269	10,834	269	—	426
MainStay Epoch Capital Growth Fund Class I	12,322	3,197	(12,719)	3,127	(2,010)	3,917	119	—	279
MainStay Epoch International Choice Fund Class I	39,810	187	(15,943)	2,443	(1,352)	25,145	186	—	639
MainStay Epoch U.S. All Cap Fund Class R6	40,224	782	(9,446)	636	3,403	35,599	120	—	1,169
MainStay MacKay High Yield Municipal Bond Fund Class R6	18,614	135	(18,370)	278	(657)	—	143	—	—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (a)	28,241	764	(30,246)	1,044	197	—	340	—	—
MainStay MacKay International Opportunities Fund Class I	27,640	595	(6,164)	(1,727)	1,471	21,815	563	—	2,964
MainStay MacKay Short Duration High Yield Fund Class I	82,707	4,396	(30,814)	(711)	(1,075)	54,503	2,857	—	5,590
MainStay MacKay U.S. Equity Opportunities Fund Class I	21,795	—	(20,605)	(2,723)	1,533	—	—	—	—
MainStay MAP Equity Fund Class I	53,923	4,933	(22,983)	2,933	1,829	40,635	1,620	—	867
MainStay Short Term Bond Class I	11,429	195	(11,777)	(57)	210	—	133	—	—

55

Notes to Financial Statements (continued)

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$46,852	$238,690	$(250,025)	$—	$—	$35,517	$135	$—	35,517
MainStay VP Bond Portfolio Initial Class	75,822	1,454	(28,895)	627	2,919	51,927	1,307	147	3,379
MainStay VP Emerging Markets Equity Portfolio Initial Class	43,154	1,098	(16,925)	(81)	5,533	32,779	1,059	—	2,847
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	50,383	2,554	(13,094)	(843)	(2,667)	36,333	1,115	1,430	2,402
MainStay VP Floating Rate Portfolio Initial Class	17,319	400	(11,135)	(1,143)	(12)	5,429	368	—	616
MainStay VP Indexed Bond Portfolio Initial Class	164,486	147,135	(28,115)	2,650	7,551	293,707	3,378	472	26,114
MainStay VP MacKay Common Stock Portfolio Initial Class	29,337	1,538	(29,480)	(1,070)	(325)	—	56	276	—
MainStay VP MacKay Convertible Portfolio Initial Class	16,222	45	(15,474)	137	(930)	—	45	—	—
MainStay VP MacKay Growth Portfolio Initial Class	48,632	5,536	(42,177)	7,443	(588)	18,846	189	3,115	481
MainStay VP MacKay International Equity Portfolio Initial Class	6,450	2,723	—	—	1,224	10,397	66	487	564
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	34,677	2,254	(6,193)	407	787	31,932	272	1,923	2,288
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	4,126	50,219	(758)	118	17,753	71,458	866	480	1,001
MainStay VP MacKay Small Cap Core Portfolio Initial Class	14,919	169	(967)	(306)	1,739	15,554	16	—	1,327
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	9,622	47	(9,404)	(186)	(79)	—	48	—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	11,400	532	(2,094)	63	992	10,893	236	—	1,150
MainStay VP Small Cap Growth Portfolio Initial Class (b)	16,945	8,442	—	—	8,397	33,784	—	717	1,861
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	57,471	8,507	(28,785)	(4,422)	(828)	31,943	1,295	2,763	2,763
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	60,519	3,748	(23,299)	6,679	7,719	55,366	—	3,732	1,690

	$1,147,139	$553,426	$(698,944)	$14,874	$68,670	$1,085,165	$19,062	$15,542

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$40,494	$—	$(921)	$(68)	$1,758	$41,263	$837	$—	1,819
IQ 500 International ETF	76,074	35	(7,076)	299	1,061	70,393	1,692	—	2,412
IQ Candriam ESG International Equity ETF	—	19,221	(201)	37	5,837	24,894	302	—	910
IQ Candriam ESG U.S. Equity ETF	—	66,292	—	—	5,181	71,473	200	—	2,214
IQ Chaikin U.S. Large Cap ETF	79,542	19	(10,381)	1,275	4,256	74,711	1,190	—	2,564
IQ Chaikin U.S. Small Cap ETF	26,623	281	(10,779)	(451)	1,571	17,245	174	—	591
IQ S&P High Yield Low Volatility Bond ETF	2,221	18,340	(2,844)	(126)	433	18,024	407	—	709
MainStay Epoch Capital Growth Fund Class I	21,489	4,960	(22,090)	5,586	(3,427)	6,518	271	—	464
MainStay Epoch International Choice Fund Class I	91,445	453	(31,778)	3,167	(53)	63,234	454	—	1,607

56	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay Epoch U.S. All Cap Fund Class R6	$85,722	$327	$(21,889)	$2,884	$4,305	$71,349	$223	$—	2,344
MainStay MAP Equity Fund Class I	104,749	11,521	(37,853)	2,308	9,412	90,137	3,551	—	1,924
MainStay MacKay High Yield Municipal Bond Fund Class R6	31,588	303	(30,531)	(305)	(1,055)	—	311	—	—
MainStay MacKay U.S. Infrastructure Bond Fund Class R6 (a)	49,549	570	(52,257)	1,775	363	—	597	—	—
MainStay MacKay International Opportunities Fund Class I	69,135	1,402	(14,069)	(3,795)	3,093	55,766	1,374	—	7,577
MainStay MacKay Short Duration High Yield Fund Class I	134,459	8,687	(49,599)	(898)	(1,975)	90,674	4,653	—	9,300
MainStay MacKay U.S. Equity Opportunities Fund Class I	38,699	—	(36,885)	(4,740)	2,926	—	—	—	—
MainStay Short Term Bond Class I	19,464	242	(19,967)	(97)	358	—	225	—	—
MainStay U.S. Government Liquidity Fund	44,601	426,630	(422,035)	—	—	49,196	190	—	49,196
MainStay VP Bond Portfolio Initial Class	36,345	886	(6,764)	707	1,224	32,398	776	87	2,108
MainStay VP Emerging Markets Equity Portfolio Initial Class	92,629	2,694	(28,252)	(84)	12,750	79,737	2,374	—	6,925
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	127,750	5,931	(41,935)	(4,722)	(4,896)	82,128	2,593	3,326	5,429
MainStay VP Floating Rate Portfolio Initial Class	29,498	822	(19,279)	(1,901)	(108)	9,032	621	—	1,025
MainStay VP Indexed Bond Portfolio Initial Class	27,165	204,779	(49,449)	846	(99)	183,242	2,217	310	16,292
MainStay VP MacKay Common Stock Portfolio Initial Class	52,487	2,843	(52,887)	(6,301)	3,858	—	132	642	—
MainStay VP MacKay Convertible Portfolio Initial Class	26,977	76	(25,721)	192	(1,524)	—	75	—	—
MainStay VP MacKay Growth Portfolio Initial Class	99,198	6,902	(78,915)	12,592	(1,348)	38,429	392	6,463	981
MainStay VP MacKay International Equity Portfolio Initial Class	24,059	2,017	(47)	8	3,494	29,531	190	1,396	1,602
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	100,018	6,088	(39,531)	(721)	1,607	67,461	754	5,334	4,833
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	5,182	112,090	(66)	10	31,058	148,274	1,568	869	2,076
MainStay VP MacKay Small Cap Core Portfolio Initial Class	54,887	247	(304)	(6)	5,566	60,390	64	—	5,151
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	13,884	74	(13,545)	(330)	(83)	—	74	—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	19,351	1,078	(4,065)	384	1,374	18,122	380	—	1,914
MainStay VP Small Cap Growth Portfolio Initial Class (b)	78,193	28,702	(19,962)	4,176	30,834	121,943	—	3,427	6,716
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	142,275	19,419	(75,344)	(15,827)	602	71,125	2,983	6,365	6,153
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	113,686	9,447	(29,522)	9,130	19,478	122,219	—	7,852	3,730

	$1,959,438	$963,378	$(1,256,743)	$5,004	$137,831	$1,808,908	$31,844	$36,071

57

Notes to Financial Statements (continued)

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$22,445	$108	$(294)	$(10)	$990	$23,239	$467	$—	1,025
IQ 500 International ETF	60,441	—	(10,417)	413	377	50,814	1,289	—	1,741
IQ Candriam ESG International Equity ETF	—	14,472	—	—	3,372	17,844	197	—	652
IQ Candriam ESG U.S. Equity ETF	—	59,154	—	—	10,127	69,281	322	—	2,146
IQ Chaikin U.S. Large Cap ETF	59,605	276	(16,890)	1,066	2,494	46,551	736	—	1,597
IQ Chaikin U.S. Small Cap ETF	6,669	1,347	(392)	(2)	918	8,540	82	—	293
MainStay Epoch Capital Growth Fund Class I	11,231	3,146	(11,491)	2,737	(1,571)	4,052	156	—	288
MainStay Epoch International Choice Fund Class I	59,575	322	(15,981)	1,874	846	46,636	323	—	1,185
MainStay Epoch U.S. All Cap Fund Class R6	50,284	543	(10,760)	1,411	3,096	44,574	139	—	1,464
MainStay MacKay International Opportunities Fund Class I	44,812	1,213	(4,442)	(1,033)	724	41,274	936	—	5,608
MainStay MacKay U.S. Equity Opportunities Fund Class I	14,771	—	(14,061)	(948)	238	—	—	—	—
MainStay MAP Equity Fund Class I	81,930	3,114	(10,202)	(275)	7,355	81,922	3,104	—	1,749
MainStay U.S. Government Liquidity Fund	31,130	201,288	(204,277)	—	—	28,141	106	—	28,141
MainStay VP Emerging Markets Equity Portfolio Initial Class	61,663	2,117	(8,827)	1,232	10,208	66,393	1,892	—	5,766
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	100,011	4,564	(29,508)	(2,606)	(4,876)	67,585	1,990	2,552	4,468
MainStay VP MacKay Common Stock Portfolio Initial Class	45,944	800	(43,368)	(5,347)	1,971	—	136	664	—
MainStay VP MacKay Growth Portfolio Initial Class	81,723	5,466	(60,431)	9,075	(269)	35,564	313	5,154	908
MainStay VP MacKay International Equity Portfolio Initial Class	30,522	3,156	(56)	10	4,510	38,142	246	1,805	2,069
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	57,749	4,146	(12,545)	(220)	1,151	50,281	514	3,631	3,602
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	778	124,091	(22)	3	21,374	146,224	1,363	757	2,048
MainStay VP MacKay Small Cap Core Portfolio Initial Class	36,340	292	(7,292)	(1,903)	4,822	32,259	42	—	2,751
MainStay VP Small Cap Growth Portfolio Initial Class (b)	72,528	11,409	(36,005)	5,857	15,969	69,758	—	2,141	3,842
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	97,391	14,097	(38,639)	(7,596)	(4,761)	60,492	2,339	4,990	5,233
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	89,209	7,241	(16,923)	4,989	17,978	102,494	—	6,071	3,128

	$1,116,751	$462,362	$(552,823)	$8,727	$97,043	$1,132,060	$16,692	$27,765

(a)	Prior to August 31, 2020, known as MainStay MacKay Infrastructure Bond Fund Class R6.

(b)	Prior to May 1, 2020, known as MainStay VP Eagle Small Cap Growth Portfolio Initial Class.

(c)	Prior to May 1, 2020, known as MainStay VP Large Cap Growth Portfolio Initial Class.

Note 4–Federal Income Tax

As of December 31, 2020, the cost and unrealized appreciation (depreciation) of the each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$634,884,149	$68,770,329	$(1,264,876)	$67,505,453

58	MainStay VP Allocation Portfolios

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$982,120,697	$106,901,590	$(4,356,523)	$102,545,067

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,640,556,778	$180,006,416	$(13,802,807)	$166,203,609

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,008,944,782	$131,923,844	$(10,489,237)	$123,434,607

As of December 31, 2020, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

MainStay VP Conservative Allocation Portfolio	$11,965,316	$7,432,660	$(22,582,133)	$67,918,050	$64,733,893
MainStay VP Moderate Allocation Portfolio	13,534,840	24,114,964	(40,928,445)	103,344,727	100,066,086
MainStay VP Moderate Growth Allocation Portfolio	39,542,566	19,330,529	(54,449,070)	168,351,393	172,775,418
MainStay VP Growth Allocation Portfolio	24,489,455	30,453,856	(33,161,001)	123,115,325	144,897,635
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and straddle loss deferral. The other temporary differences are primarily due to loss deferrals from related party transactions.

During the years ended December 31, 2020, and December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2020			2019
Portfolio	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$12,422,569	$10,643,895	$23,066,464	$18,556,369	$19,111,788	$37,668,157
MainStay VP Moderate Allocation Portfolio	24,336,060	27,395,134	51,731,194	34,229,729	45,425,876	79,655,605
MainStay VP Moderate Growth Allocation Portfolio	46,464,860	58,463,443	104,928,303	59,390,777	133,999,846	193,390,623
MainStay VP Growth Allocation Portfolio	21,490,445	51,235,118	72,725,563	29,324,488	71,472,594	100,797,082

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios (See Note 12 for custodian change). Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by the Allocation Portfolio and the number of certain transactions incurred by the Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank, N.A., who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into

59

Notes to Financial Statements (continued)

a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended December 31, 2020, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2020, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2020, purchases and sales of securities, other than short-term securities, were as follows:

Portfolio	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$188,156	$261,224
MainStay VP Moderate Allocation Portfolio	314,735	448,918
MainStay VP Moderate Growth Allocation Portfolio	536,749	834,708
MainStay VP Growth Allocation Portfolio	261,073	348,544

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	165,444	$1,939,398
Shares issued to shareholders in reinvestment of distributions	47,741	565,783
Shares redeemed	(265,881)	(3,099,423)

Net increase (decrease)	(52,696)	$(594,242)

Year ended December 31, 2019:
Shares sold	267,485	$3,102,561
Shares issued to shareholders in reinvestment of distributions	69,931	787,124
Shares redeemed	(298,563)	(3,469,016)

Net increase (decrease)	38,853	$420,669

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	6,002,972	$69,142,660
Shares issued to shareholders in reinvestment of distributions	1,918,707	22,500,681
Shares redeemed	(14,018,302)	(159,273,792)

Net increase (decrease)	(6,096,623)	$(67,630,451)

Year ended December 31, 2019:
Shares sold	4,908,894	$56,310,330
Shares issued to shareholders in reinvestment of distributions	3,310,551	36,881,033
Shares redeemed	(13,400,462)	(153,432,421)

Net increase (decrease)	(5,181,017)	$(60,241,058)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	204,811	$2,316,758
Shares issued to shareholders in reinvestment of distributions	206,627	2,317,718
Shares redeemed	(404,204)	(4,421,650)

Net increase (decrease)	7,234	$212,826

Year ended December 31, 2019:
Shares sold	225,312	$2,561,447
Shares issued to shareholders in reinvestment of distributions	294,356	3,140,712
Shares redeemed	(700,429)	(7,859,416)

Net increase (decrease)	(180,761)	$(2,157,257)

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	3,821,150	$42,231,522
Shares issued to shareholders in reinvestment of distributions	4,444,138	49,413,476
Shares redeemed	(19,100,663)	(209,550,905)

Net increase (decrease)	(10,835,375)	$(117,905,907)

Year ended December 31, 2019:
Shares sold	3,472,000	$38,639,495
Shares issued to shareholders in reinvestment of distributions	7,232,928	76,514,893
Shares redeemed	(20,271,727)	(225,752,175)

Net increase (decrease)	(9,566,799)	$(110,597,787)

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	282,309	$3,077,867
Shares issued to shareholders in reinvestment of distributions	512,542	5,689,162
Shares redeemed	(688,585)	(7,661,011)

Net increase (decrease)	106,266	$1,106,018

Year ended December 31, 2019:
Shares sold	270,206	$3,127,939
Shares issued to shareholders in reinvestment of distributions	848,898	9,016,002
Shares redeemed	(736,268)	(8,538,185)

Net increase (decrease)	382,836	$3,605,756

60	MainStay VP Allocation Portfolios

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	2,702,839	$27,957,649
Shares issued to shareholders in reinvestment of distributions	9,036,445	99,239,141
Shares redeemed	(33,868,042)	(371,555,875)

Net increase (decrease)	(22,128,758)	$(244,359,085)

Year ended December 31, 2019:
Shares sold	1,940,966	$22,129,115
Shares issued to shareholders in reinvestment of distributions	17,540,354	184,374,621
Shares redeemed	(32,094,034)	(368,565,763)

Net increase (decrease)	(12,612,714)	$(162,062,027)

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	400,067	$4,222,007
Shares issued to shareholders in reinvestment of distributions	520,600	5,868,206
Shares redeemed	(626,769)	(7,005,903)

Net increase (decrease)	293,898	$3,084,310

Year ended December 31, 2019:
Shares sold	475,253	$5,543,456
Shares issued to shareholders in reinvestment of distributions	692,897	7,410,845
Shares redeemed	(439,853)	(5,103,481)

Net increase (decrease)	728,297	$7,850,820

Service Class	Shares	Amount

Year ended December 31, 2020:
Shares sold	4,352,975	$41,843,151
Shares issued to shareholders in reinvestment of distributions	5,997,574	66,857,357
Shares redeemed	(15,422,860)	(174,223,917)

Net increase (decrease)	(5,072,311)	$(65,523,409)

Year ended December 31, 2019:
Shares sold	1,484,664	$17,017,049
Shares issued to shareholders in reinvestment of distributions	8,822,439	93,386,237
Shares redeemed	(11,151,394)	(129,345,154)

Net increase (decrease)	(844,291)	$(18,941,868)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020, and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective at the close of business on February 19, 2021, all services provided by State Street, with the exception of certain aspects of the Portfolio’s administrative operations, will be transitioned to JPMorgan Chase Bank, N.A.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2021

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

62	MainStay VP Allocation Portfolios

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9-10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.

In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on each Portfolio as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Portfolio by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding each Portfolio’s distribution arrangements. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of each Portfolio, among other information.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as each Portfolio grows and the extent to which economies of scale have benefited or may benefit each Portfolio’s shareholders; and (v) the reasonableness of each Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Portfolio.

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolios serve as an investment option, there are a range of investment options available to each Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

63

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 9-10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision. The Board evaluated the continuation of the Management Agreement on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolios. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolios.

The Board also considered the range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolios. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolios and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Portfolios and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolios and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolios. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Portfolio. In this regard, the Board considered the experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments to continue to provide the same nature, extent and quality of services to each Portfolio during the COVID-19 pandemic.

Based on these considerations, the Board concluded that the Portfolios would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to relevant investment categories and each Portfolio’s benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance as well as discussions between each Portfolio’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.

Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest, including the investment performance of the underlying funds.

64	MainStay VP Allocation Portfolios

Based on these considerations, the Board concluded that its review of each Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios.

The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolios. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board recognized that the Portfolios benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from their relationships with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolios and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the potential rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolios. In addition, the Board requested and reviewed information regarding the Portfolios’ securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolios serve as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolios to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring

65

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolios, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolios and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers on each Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether each Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Portfolio’s beneficial shareholders through each Portfolio’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

66	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Each Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at newyorklifeinvestments.com; or (iii) by visiting the SEC’s website at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. Each Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at sec.gov.

67

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (34 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

68	MainStay VP Moderate Allocation Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay Funds: Trustee (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (34 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (34 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

69

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (34 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

70	MainStay VP Allocation Portfolios

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017**	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds since 2007 and MainStay Funds Trust since 2009; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay Funds and MainStay Funds Trust since 2010
	Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

71

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2020 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2021 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation,

51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803056	MSVPAA11-02/21 (NYLIAC) NI507

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

 (a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2020 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,773,200.

The aggregate fees billed for the fiscal year ended December 31, 2019 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,780,700.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2020, and (ii) $0 for the fiscal year ended December 31, 2019.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2020; and (ii) $0 during the fiscal year ended December 31, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2020; and (ii) $0 during the fiscal year ended December 31, 2019.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $9,926,000 for the fiscal year ended December 31, 2020; and (ii) $9,248,000 for the fiscal year ended December 31, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2020 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 8, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 8, 2021

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.